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HARTFORD LEADERS/CHASE

HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN (EST. 4/1/99)
P.O. BOX 5085
HARTFORD, CONNECTICUT 06102-5085

[TELEPHONE ICON]  1-800-862-6668 (CONTRACT OWNERS)
                  1-800-862-7155 (REGISTERED REPRESENTATIVES)
[COMPUTER ICON]   WWW.HARTFORDINVESTOR.COM

                                                             [THE HARTFORD LOGO]

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This variable annuity is a contract ("Contract") between you and Hartford Life
Insurance Company ("us," "we" or "our"). This Prospectus provides information regarding Leaders Series II (issued on or after May 2, 2005) and Series I (issued between May 3, 2004 and May 2, 2005). Series I is no longer sold.

Please read this prospectus carefully before investing and keep it for your records. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from the SEC's website (www.sec.gov). You may also obtain a copy of this prospectus and the Statement of Additional Information, as amended from time to time, in a compact disk by contacting us.

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long time horizon for the investments or intend to engage in market timing. If you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA"), you will get NO ADDITIONAL TAX advantage from this variable annuity. Under these circumstances, consider buying a variable annuity only if it makes sense because of the annuity's other features, such as lifetime income payments and death benefit protection. The tax rules that apply to variable annuities can be complicated -- before investing, you may want to consult a tax adviser about the tax consequences to you of investing in a variable annuity.

This prospectus is written in connection with the promotion or marketing of the matters(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT       MAY LOSE      NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR       [NOT] FDIC
                    AGENCY                           VALUE                      ANY BANK AFFILIATE                    [NOT] BANK

Portfolio Companies Included in this Prospectus:

X  AIM Variable Insurance Funds

X  American Funds Insurance Series

X  Franklin Templeton Variable Insurance Products Trust

X  Hartford Series Fund, Inc.

X  MFS Variable Trust

X  JPMorgan Investment Trust

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PROSPECTUS DATED: MAY 1, 2007

STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2007

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TABLE OF CONTENTS

                                                                          PAGE
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1. HIGHLIGHTS                                                                  3
2. SYNOPSIS                                                                    5
3. GENERAL INFORMATION                                                         8
  The Company                                                                  8
  The Separate Account                                                         8
  The Funds                                                                    8
  Fixed Accumulation Feature                                                  10
4. PERFORMANCE RELATED INFORMATION                                            10
5. THE CONTRACT                                                               11
  a.  Purchases and Contract Value                                            11
  b.  Charges and Fees                                                        18
  c.  Surrenders                                                              19
  d.  Annuity Payouts                                                         21
  e.  Standard Death Benefits                                                 24
6. OPTIONAL DEATH BENEFITS                                                    27
  a.  MAV Plus                                                                27
7. OPTIONAL WITHDRAWAL BENEFITS                                               29
  a.  The Hartford's Principal First Preferred                                29
  b.  The Hartford's Lifetime Income Foundation                               32
  c.  The Hartford's Lifetime Income Builder II                               40
  d.  The Hartford's Principal First                                          48
8. MISCELLANEOUS                                                              51
  a.  Definitions                                                             51
  b.  State Variations                                                        54
  c.  Financial Statements                                                    56
  d.  More Information                                                        56
  e.  Legal Proceedings                                                       57
  f.  How Contracts Are Sold                                                  58
9. FEDERAL TAX CONSIDERATIONS                                                 60
10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                      66
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      73
APPENDIX I -- EXAMPLES                                                   APP I-1
APPENDIX II -- ACCUMULATION UNIT VALUES                                      APP
                                                                            II-1
APPENDIX A -- PRODUCT COMPARISON INFORMATION                             APP A-1
APPENDIX B -- OPTIONAL BENEFITS COMPARISONS                              APP B-1
APPENDIX C -- THE HARTFORD'S LIFETIME INCOME BUILDER                     APP C-1
APPENDIX D -- INFORMATION REGARDING CONTRACT SERIES NO LONGER SOLD       APP D-1

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1. HIGHLIGHTS

A. OVERVIEW

This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.

This variable annuity lets you:

X  Invest among different investment options. (Sections 3, 5(a) & Appendix A)

X  Make tax-free transfers among investment options. (Sections 5(a), 9 & 10)

X Defer taxes on your investments until you withdraw your money. (Sections 5(c), 9 & 10)

X Choose from among several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2, 7 & Appendix B)

X Collect Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))

X Select among different Death Benefits. (Sections 2, 5(e), 6, 7(b), 7(c) & Appendices I & B)

B. HOW TO BUY OUR VARIABLE ANNUITY (Sections 5(a), 8(a) & Appendix A)

To purchase this variable annuity, you must:

[In writing]  Complete our application or order request and submit it to your
              Financial Intermediary for approval.
     $        Include the applicable minimum Premium Payment.

Not every variation of this variable annuity may be available from your Financial Intermediary.

C. INVESTMENT OPTIONS (Sections 3, 5(a) & Appendices II & A)

You may invest in:

X Funds with different investment strategies, objectives and risk/reward profiles.

X  In certain circumstances, you may also invest in a fixed interest account.

D. CHARGES AND FEES (Sections 2, 5(b), 5(c) & Appendices II, A & B)

You will pay the following types of fees:

X  Sales charges (varies by Contract version)

X  Contract expenses (varies by Contract version)

X  Optional rider fees (if selected)

X  Fund expenses

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E. ASK QUESTIONS BEFORE YOU INVEST

Before you decide to buy any variable annuity, consider the following questions:

- Will you use the variable annuity primarily to save for retirement or a similar long-term goal?
- Are you investing in the variable annuity through a retirement plan or IRA (which would mean that you are not receiving any additional tax-deferral benefit from the variable annuity)?
- Are you willing to take the risk that your Contract Value may decrease if your underlying investment options perform poorly?
- Do you intend to hold this variable annuity long enough to avoid paying any applicable surrender charges if you have to withdraw money?
- If you are exchanging one annuity for another one, do the benefits of the exchange outweigh the costs, such as any applicable surrender charges you might have to pay if you withdraw your money before the end of any surrender charge period for the new annuity?
-     Do you need an optional living or Death Benefit?
- If you are purchasing our "Plus" variable annuity, are you sure that you understand that you are buying a "bonus" annuity? Do you understand that you pay for Payment Enhancements through higher surrender charges, a longer surrender period and higher mortality and expense risk charges? Do you know that we may take back some or all Payment Enhancements in certain circumstances?

Here are a few suggestions that might make it easier for you to use this prospectus:

X We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a "Contract").

X We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

X Know what kind of variable annuity you are buying. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your application and Contract. Even though we have included comparison information about other variations of this variable annuity so that you can have a better idea which one might be appropriate for you, you may only need to focus only on those sections that specifically apply to the form of variable annuity you chose.

X The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix B provides a summary of these features in an easy to read table. Likewise, Appendix A is designed to compare and contrast different variations of this variable annuity.

F. COMMISSIONS FOR SELLING THIS VARIABLE ANNUITY (Section 8(f) & Appendix A)

We pay a commission for selling this variable annuity to you. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age. We also provide various promotional incentives to Financial Intermediaries to promote our products. These arrangements create a potential conflict of interest. You should ask your Registered Representative for information regarding these matters.

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2. SYNOPSIS

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SALES CHARGE IMPOSED ON PURCHASES (as a percentage of Premium Payments)                                 None
  $0 - $49,999                                                                                              0%
  $50,000 - $99,999                                                                                         0%
  $100,000 - $249,999                                                                                       0%
  $250,000 - $499,999                                                                                       0%
  $500,000 - $999,999                                                                                       0%
  $1,000,000+                                                                                               0%
CONTINGENT DEFERRED SALES CHARGE* (as a percentage of Premium Payments)
  First Year                                                                                                7%
  Second Year                                                                                               7%
  Third Year                                                                                                7%
  Fourth Year                                                                                               6%
  Fifth Year                                                                                                5%
  Sixth Year                                                                                                4%
  Seventh Year                                                                                              3%
  Eighth Year                                                                                               0%
  Ninth Year                                                                                                0%
SURRENDER FEE (as a percentage of amount Surrendered, if applicable)                                    None
EXCHANGE FEE                                                                                            None

*   Each Premium Payment has its own Contingent Deferred Sales Charge schedule.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY, NOT INCLUDING FUND FEES AND EXPENSES.

SERIES II

ANNUAL MAINTENANCE FEE (1)                                                                              $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Account Value)
  Mortality and Expense Risk Charge                                                                      1.15%
  Administrative Charge                                                                                  0.20%
  Total Separate Account Annual Expenses                                                                 1.35%
MAXIMUM OPTIONAL CHARGES (as a percentage of average daily Account Value)
  The Hartford's Principal First Preferred Charge                                                        0.20%
  The Hartford's Principal First Charge (2)                                                              0.75%
  MAV/MAV Plus Charge                                                                                    0.30%
  Total Separate Account Annual Expenses with optional benefit separate account charges                  2.40%
MAXIMUM OPTIONAL CHARGES (3) (as a percentage of Benefit Amount or Payment Base (4))
  The Hartford's Lifetime Income Foundation                                                              0.30%
  The Hartford's Lifetime Income Builder II Charge (2)                                                   0.75%
  The Hartford's Lifetime Income Builder Charge (2)                                                      0.75%

(1) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2) The current charges for new purchases are The Hartford's Lifetime Income Builder (0.40%), The Hartford's Lifetime Income Builder II (0.40%) and The Hartford's Principal First (0.50%).

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(3)  Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4) See Section 6 for a description of the terms "Benefit Amount" and "Payment Base."

SERIES I

ANNUAL MAINTENANCE FEE (1)                                                                               $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Account Value)
  Mortality and Expense Risk Charge                                                                       1.20%
  Administrative Charge                                                                                   0.15%
  Total Separate Account Annual Expenses                                                                  1.35%
MAXIMUM OPTIONAL CHARGES (as a percentage of average daily Account Value)
  The Hartford's Principal First Preferred Charge                                                         0.20%
  The Hartford's Principal First Charge (2)                                                               0.75%
  MAV/MAV Plus Charge                                                                                     0.30%
  Total Separate Account Annual Expenses with optional benefit separate account charges                   2.40%
MAXIMUM OPTIONAL CHARGES (3) (as a percentage of Benefit Amount or Payment Base (4))
  The Hartford's Lifetime Income Foundation                                                               0.30%
  The Hartford's Lifetime Income Builder II Charge (2)                                                    0.75%
  The Hartford's Lifetime Income Builder Charge (2)                                                       0.75%

(1) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2) The current charges for new purchases are The Hartford's Lifetime Income Builder (0.40%), The Hartford's Lifetime Income Builder II (0.40%) and The Hartford's Principal First (0.50%).

(3) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4) See Section 6 for a description of the terms "Benefit Amount" and "Payment Base."

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

                                                                                                  MINIMUM            MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                0.48%              2.77%
(these are expenses that are deducted from Fund assets,
including management fees, Rule 12b-1 distribution
and/or service fees, and other expenses)


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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES.

LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE.

THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED, HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:

(1) If you Surrender your variable annuity at the end of the applicable time period:

1 year                                                                    $1,221
3 years                                                                   $2,321
5 years                                                                   $3,225
10 years                                                                  $5,461

(2)  If you annuitize at the end of the applicable time period:

1 year                                                                      $453
3 years                                                                   $1,561
5 years                                                                   $2,659
10 years                                                                  $5,356

(3)  If you do not Surrender your variable annuity:

1 year                                                                      $558
3 years                                                                   $1,666
5 years                                                                   $2,764
10 years                                                                  $5,461

CONDENSED FINANCIAL INFORMATION

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When Premium Payments are credited to your Funds, they are converted into
Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

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3. GENERAL INFORMATION

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York and the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Not all Contracts are available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:

- Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Are not subject to the liabilities arising out of any other business we may conduct. All guarantees under the Contract are our general corporate obligations.

- Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

- May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

- Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS

The Funds available for investment are described in Appendix A. These are not the same mutual funds that you can buy through your stockbroker even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all variations of this Contract.

MIXED AND SHARED FUNDING -- Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

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-   Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES WE RECEIVE FROM FUNDS AND RELATED PARTIES -- We receive substantial and varying administrative service payments and Rule 12b-1 fees from certain Funds or related parties. These types of payments and fees are sometimes referred to as "revenue sharing" payments. We consider these payments and fees among a number of factors when deciding to add or keep a fund on the menu of Funds that we offer through the Contract. We collect these payments and fees under agreements between us and a Fund's principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund. We expect to make a profit on these fees.

The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance.

As of December 31, 2006, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities): AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Branch Banking & Trust Company, Mentor Investment Advisors, LLC, Fidelity Distributors Corporation, Fifth Third Bank Corporation, Franklin Templeton Services, LLC, The Huntington Funds, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Merrill Lynch Asset Management & Princeton Funds Distributor, Morgan Stanley Distributors, Inc. & Morgan Stanley Select Dimensions Investment Series, MTB Investment Advisors, Inc., Banc of America Advisors, LLC, Banc One Investment Advisors Corporation, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, SunTrust Securities, Inc. & Trusco Capital Management, Inc., UBS Financial Services, Inc., Van Kampen Life Investment Trust & Van Kampen Asset Management, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the "HLS Funds") based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to, among other things, provide administrative, processing, accounting and shareholder services for the HLS Funds.

Not all Fund complexes pay the same amounts of revenue sharing payments and/or Rule 12b-1 fees. Therefore, the amount of fees we collect may be greater or smaller based on the Funds you select. Revenue sharing and Rule 12b-1 fees do not exceed 0.50% and 0.25%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect $75 from that Fund). We will endeavor to update this listing annually and interim arrangements may not be reflected. For the fiscal year ended December 31, 2006, revenue sharing and Rule 12b-1 fees did not exceed $125.0 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.

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FIXED ACCUMULATION FEATURE

THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACTS.

Premium Payments and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. Premium Payments and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a rate that meets your State's minimum requirements. We may change the minimum guaranteed interest rate subject only to applicable State insurance law. We may credit interest at a rate in excess of the minimum guaranteed interest rate. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available and anticipated on our investments, regulatory and tax requirements and competitive factors.

We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.

We may restrict your ability to allocate Contract Values or Premium Payments to the Fixed Accumulation Feature at any time in our sole discretion. We may close the Fixed Accumulation Feature to new Premium Payments or transfers of existing Contract Value. We may also make the Fixed Accumulation Feature available only through enrollment in a program that we establish.

4. PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated since the later of the date of the Separate Account's inception or the Sub-Account's inception for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge, and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for Contingent Deferred Sales Charge or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

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We may provide information on various topics to Contract Owners and prospective
Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. THE CONTRACT

A. PURCHASES AND CONTRACT VALUE

WHO CAN BUY THIS CONTRACT?

The Contract is an individual or group tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

Refer to Appendix A for more information about the different forms of contracts we offer. Not all forms of contracts may be available through your Registered Representative or from each issuing company.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents.

The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. See Appendix A for more information. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

Premium Payments may not exceed $1 million without our prior approval. We reserve the right to impose special conditions on anyone who seeks our approval to exceed this limit.

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12

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You and your Annuitant must not be older than age 85 on the date that your
Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?

Your initial Premium Payment will be invested within two Valuation Days of our actual receipt in-hand at our Administrative Office of both a properly completed application order request and the Premium Payment; both being in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received by us and discussed above, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office together with the Premium Payment) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

We will generally not receive your application/order request and Premium Payment until a suitability review has been completed by your Financial Intermediary. We are not responsible for lost investment opportunities incurred during this review period, or for any financial consequences associated with a later determination by your Financial Intermediary regarding the suitability of your Registered Representative's recommendations.

HOW IS THE VALUE OF YOUR CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value:
(1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.

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WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract variations.

INVESTEASE

This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund. You can not use this Program to invest in the DCA Plus Programs.

ASSET ALLOCATION MODELS

This feature allows you to customize your portfolio of Funds based on your risk tolerance and investment objectives. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). Your Account will be rebalanced at the specified frequency to reflect the model's original percentages. These model portfolios are based on then available Funds and do not include the Fixed Accumulation Feature. You may participate in only one asset allocation model at a time. You can switch models up to twelve times per year. Any allocations or transfers directly to any Fund will automatically terminate your enrollment in this Program. These models do not constitute investment advice.

ASSET REBALANCING

This is another type of asset allocation program that allows you to customize your portfolio of Funds. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). Your Account will be rebalanced at the specified frequency to reflect your original allocation percentages. You may designate only one set of asset allocation instructions at a time.

DOLLAR COST AVERAGING

We offer three dollar cost averaging programs:

-   DCA Plus

-   Fixed Amount DCA

-   Earnings/Interest DCA

DCA Plus -- These programs allow you to earn a fixed rate of interest on investments. These programs are different from the Fixed Accumulation Feature. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the Contract you purchased. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to lock in a rate of interest using either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 12 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 12 month period. You must elect to make not less than 7 nor more than 12 transfers to fully deplete sums invested in this Program.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 6 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 6 month period. You must make not less than 3 nor more than 6 transfers at any frequency you chose to fully deplete sums invested in this Program.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made in a month (or other interest rate effective period) other than your last program investment are considered a separate rate lock program investment. You can invest in up to 5 different rate lock programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We may pre-authorize transfers from our Fixed Accumulation Feature subject to restrictions. This minimum amount applies to the initial and all subsequent Premium Payments in a given rate lock program.

- Pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions in good order.

- If we do not receive enrollment instructions in good order, your enrollment will be voided and the entire balance in the Program will be transferred to the Funds you designated. If you do not make a designation, we will return your Program payment for further instruction. If your Program payment is less than the required minimum amount, we will apply it to your Contract according to

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14

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  your instructions on record for a subsequent Premium Payment. Unless you send us different instructions, each new rate lock program will be the same length of time as your current rate lock program and we will allocate subsequent Program payments to the same Funds you designated.

- The credited interest rate used under the DCA Plus Programs is not earned on the full amount of your Premium Payment for the entire length of the Program because Program transfers to Funds decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

Fixed Amount DCA -- This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins 30 days after the Contract Anniversary month after you enroll. You must make at least three transfers in order to remain in this program.

Earnings/Interest DCA -- This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins one month plus two business days after your enrollment. You must make at least three transfers in order to remain in this program.

AUTOMATIC INCOME PROGRAM

This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also chose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders. We may annuitize your Contract if your Contract Value has fallen below our minimum Contract Value.

OTHER PROGRAM CONSIDERATIONS

- You may terminate your enrollment in any Program (other than Dollar Cost Averaging Programs) at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund -- then your allocations will be directed to the surviving Fund;

       - any Fund is liquidated -- then your allocations will be directed to any available money market Fund; or

       - any Fund closes to new investments -- then your allocations to that Fund will be pro-rated among remaining available Funds.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

-   These Programs may be adversely affected by Fund trading policies.

CAN YOU TRANSFER FROM ONE FUND TO ANOTHER?

During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

WHAT IS A SUB-ACCOUNT TRANSFER?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

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WHAT HAPPENS WHEN YOU REQUEST A SUB-ACCOUNT TRANSFER?

Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                               PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth         Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any              Yes
number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts           Yes
to any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth          No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account
to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any

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inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

ABUSIVE TRANSFER POLICY (EFFECTIVE UNTIL JULY 1, 2007):

Regardless of the number of Sub-Account transfers you have done under the Transfer Rule, you still may have your Sub-Account transfer privileges restricted if you violate the Abusive Transfer Policy.

We rely on the Funds to identify a pattern or frequency of Sub-Account transfers that the Fund wants us to investigate. Most often, the Fund will identify a particular day where it experienced a higher percentage of shares bought followed closely by a day where it experienced the almost identical percentage of shares sold. Once a Fund contacts us, we run a report that identifies all Contract Owners who transferred in or out of that Fund's Sub-Account on the day or days identified by the Fund. We may share tax identification numbers and other shareholder identifying information contained in our records with Funds. We then review the Contracts on that list to determine whether transfer activity of each identified Contract violates our written Abusive Transfer Policy. We don't reveal the precise details of our analysis to help make it more difficult for abusive traders to adjust their behavior to escape detection. We consider some or all of the following factors:

-   the dollar amount of the transfer;

-   the total assets of the Funds involved in the transfer;

-   the number of transfers completed in the current calendar quarter;

- whether the transfer is part of a pattern of transfers designed to take advantage of short term market fluctuations or market inefficiencies; or

-   the frequent trading policies and procedures of a potentially affected Fund.

If you violate the Abusive Trading Policy, we will terminate your Sub-Account transfer privileges until your next Contract Anniversary. We do not differentiate between Contract Owners when enforcing this policy.

FUND TRADING POLICIES (EFFECTIVE AFTER JULY 1, 2007)

You are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information.

Fund abusive trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

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POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCUMULATION FEATURE TRANSFERS -- If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the greatest Contract Value in the Fixed Accumulation Feature as of any Contract Anniversary or Contract issue date. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.

You must wait 6 months after your most recent transfer from the Fixed Accumulation Feature before moving Sub-Account Values back to the Fixed Accumulation Feature. If you make systematic transfers from the Fixed Accumulation Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Accumulation Feature.

As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

TELEPHONE AND INTERNET TRANSFERS -- Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the

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instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY -- You may authorize another person or your Registered Representative to make transfers on your behalf by submitting a completed power of attorney form. Once we have the completed form on file, we will accept transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you. You will not be able to make transfers or other changes to your Contract if you have authorized someone else to act under a power of attorney.

B. CHARGES AND FEES

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk -- There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the Contingent Deferred Sales Charges would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk -- We also bear an expense risk that the Contingent Deferred Sales Charges, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include

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contracts from our Putnam Hartford line of variable annuity contracts with the
Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.

PREMIUM TAXES

We deduct premium taxes, if required, by a state or other government agency. Some states collect these taxes when Premium Payments are made; others collect at Annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality.

SALES CHARGES

We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). These types of charges (and any available reductions or waivers) are described in Section 2 and Appendix A.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses and Appendix A.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to, Contingent Deferred Sales Charges, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders -- When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, Contingent Deferred Sales Charges, a pro-rated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.

Partial Surrenders -- You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable Contingent Deferred Sales Charge. You can ask us to deduct the Contingent Deferred Sales Charge from the amount you are Surrendering or from your remaining Contract Value. If we deduct the Contingent Deferred Sales Charge from your remaining Contract Value, that amount will also be subject to Contingent Deferred Sales Charge.

There are several restrictions on partial Surrenders before the Annuity Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to optional benefits.

AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders -- You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any

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applicable Contingent Deferred Sales Charges. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders -- Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable Contingent Deferred Sales Charges.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO YOU REQUEST A SURRENDER?

Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone or on the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

Written Requests -- To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from; otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests -- To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests -- To request a partial Surrender by internet; we must have received your completed Internet partial Withdrawal Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on Internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed on that Valuation Day. Otherwise, your request will be processed on the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.

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WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

More than one Contract issued in the same calendar year -- If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Internal Revenue Code section 403(b) annuities -- As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

D. ANNUITY PAYOUTS

When you "annuitize" your Contract, you begin the process of converting Accumulation Units in what is known as the "payout phase." The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer five questions:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want the Payee to receive Annuity Payouts?

-   What is the Assumed Investment Return?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Your Annuity Commencement Date cannot be earlier than:

X  2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout

X  Immediately - if choosing a variable dollar amount Annuity Payout or be later than:

X Annuitant's 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday)

X  10th Contract Year (subject to state variation)

X The Annuity Commencement Date stated in an extension request (subject to your Financial Intermediary's rules for granting extension requests) received by us not less than 30 days prior to a scheduled Annuity Commencement Date

We reserve the right, in our sole discretion, to refuse to extend your Annuity Commencement Date regardless of whether we may have granted extensions in the past to you or other similarly situated investors. In certain instances, a Financial Intermediary has asked us to prohibit Annuity Commencement Date extensions for their customers when the Annuitant turns age 95. Please ask your Registered Representative whether you are affected by any such prohibition and make sure that you fully understand the implications this might have in regard to your living and Death Benefits.

The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

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WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

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YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE
SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE, IF APPLICABLE, MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts -- If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts -- Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

Variable Dollar Amount Annuity Payouts -- Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

-   the Assumed Investment Return ("AIR").

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

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The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
-------------------------------------------------------------------
 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

Combination Annuity Payout -- You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs.

E. STANDARD DEATH BENEFITS

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.

The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

THE PREMIUM SECURITY DEATH BENEFIT

This standard Death Benefit is automatically issued if you and the Annuitant are all under age 80 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders; or

-   The lesser of:

       -   Maximum Anniversary Value, or

       - the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).

Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.

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THE ASSET PROTECTION DEATH BENEFIT

This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   The lesser of:

       -   Premium Payments (adjusted for partial Surrenders), or

       - the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).

If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.

Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

ADDITIONAL INFORMATION ABOUT DEATH BENEFITS

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

- $5 million of Premium Payments (as reduced by an adjustment for Surrenders), or

-   Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected

26

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Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If your Beneficiary elects to receive the Death Benefit amount as a lump sum payment, unless we are otherwise instructed, we may transfer that amount to our General Account and issue the Beneficiary a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. If the Beneficiary resides or the Contract was purchased in a state that imposes restrictions on this method of lump sum payment, we may issue a check to the Beneficiary.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions -- The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation -- If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the Contract will continue with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. If the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract. Spousal continuation is only available if the Spouse is listed as 100% Beneficiary.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

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IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                 Contract Owner and the           deceased                         receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The
                                                                                                   Contract Owner may waive this
                                                                                                   presumption and receive the
                                                                                                   Death Benefit.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.
Annuitant                        The Contract Owner is a trust    There is no named Contingent     The Contract Owner receives the
                                 or other non-natural entity      Annuitant                        Death Benefit.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives the payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Owner           Designated Beneficiary receives the
                                                                                    payout at death, if any.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

6. OPTIONAL DEATH BENEFITS

A. MAV PLUS

OBJECTIVE

Refund net Premium Payments as well as some percentage of any Contract Value gains.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

The Death Benefit will be the greater of the Standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.

The MAV Plus Death Benefit is the greatest of:

A.  Contract Value on the date we receive due proof of death.

B. Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C. Maximum Anniversary Value -- The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
    (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

28

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D.  Earnings Protection Benefit -- The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

       - If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract "gain" on that date and the "cap".

       - If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract "gain" on that date and the cap.

    We determine Contract "gain" by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

    We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment. Please refer to MAV Plus examples 1 & 2 in Appendix I for more information.

    The Contract gain that is used to determine your Death Benefit has a limit or cap. The "cap" is 200% of the following:

       - the Contract Value on the date this rider was added to your Contract; plus

       - Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

       -   any adjustments for partial Surrenders.

    If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.

WHEN CAN YOU BUY THIS RIDER?

You may elect this rider only at the time of issue and once you do so, your choice is irrevocable. You may not choose this optional Death Benefit if the Owner(s) and/or Annuitant are age 76 or older on the Contract issue date. In states where the MAV Plus Death Benefit is not available, we offer the "Maximum Anniversary Value (MAV) Death Benefit" for the same additional fee. The MAV Death Benefit is the same as the MAV Plus Death Benefit but excludes the Earnings Protection Benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

No.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Account Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

No. This rider is not affected by the Benefit Amount or Payment Base.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Surrenders will reduce the MAV Plus Death Benefit and will be subject to Contingent Deferred Sales Charges, if any.

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WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR CONTRACT RIGHTS?

Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

This rider will be terminated and the fee will no longer be assessed.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed a maximum of:

- $5 million of Premium Payments (as reduced by an adjustment for Surrenders), or

-   Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is not available in all states or is named differently in those states.

- If your Contract has no gain, your Beneficiary will receive no additional benefit.

- A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

- This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

-   Annuitizing your Contract will extinguish this rider.

7. OPTIONAL WITHDRAWAL BENEFITS

A. THE HARTFORD'S PRINCIPAL FIRST PREFERRED

OBJECTIVE

Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.

30

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WHEN CAN YOU BUY THIS RIDER?

You may elect this benefit at any time, provided we are still offering this rider for new sales. If not elected at issue, Plus Contract owners must wait until after the first Contract Anniversary before purchasing this benefit.

For investors purchasing a Contract after August 14, 2006, the maximum age of any Contract Owner or Annuitant when electing this rider is age 70. For all other investors, the maximum age of any Contract Owner or Annuitant electing this rider is age 85 for non-qualified plans and age 70 for IRA or qualified plans.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Account Value and is deducted daily. We will continue to deduct The Hartford's Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  The Contract Value immediately following the partial Surrender; or

        (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 6 for The Hartford's Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.

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Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions ("RMD"). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future. If you enroll in our Automatic Income Program to satisfy the RMD from the Contract and, as a result, the withdrawals exceed your annual Benefit Payment, we will not recalculate your Benefit Amount or Benefit Payment.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

No. However, partial Surrenders will reduce the Standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.

You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 5% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the sole Beneficiary is the deceased Owner's Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

32

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WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PFP Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- We can revoke this rider if you violate the investment restrictions requirements. Once revoked, you cannot reinstate this or any other optional benefit rider and the rider fee will cease.

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

-   Benefit Payments can't be carried forward from one year to the next.

- Annual Surrenders exceeding 5% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

B. THE HARTFORD'S LIFETIME INCOME FOUNDATION

OBJECTIVE

Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are based on the higher of your Payment Base or Contract

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                                                                          33

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  Value on each Contract Anniversary multiplied by the applicable Withdrawal
  Percent. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

This rider is generally available to new Contracts purchased after August 14, 2006. You may elect this rider at the time of purchase, or at a later date, if you are eligible to participate in a designated company sponsored exchange program. The benefits comprising this rider may not be purchased separately. This rider may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw this rider at any time.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The "Relevant" Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the "Relevant" Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the "Relevant" Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 80.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

- Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are

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34

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       greater than the Threshold (subject to rounding), then we will reduce the
       Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and
       (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable Contingent Deferred Sales Charge.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a

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       (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit
       Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

Yes. Anytime following the earlier of Spousal continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to the discussion under "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

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If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues
Annuitant                        Contract Owner is any            There is no Contingent           Contract Owner receives Death
                                 non-natural entity               Annuitant                        Benefit and this rider
                                                                                                   terminates

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                                                                          37

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JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                 AND . . .                          AND . . .                       THEN THE . . .
Contract Owner               There is a surviving Contract      The Annuitant is living or         The surviving Contract Owner
                             Owner                              deceased                           continues the Contract and rider;
                                                                                                   we will increase the Contract
                                                                                                   Value to the Death Benefit value
Contract Owner               There is no surviving Contract     The Spouse is the sole primary     Follow spousal continuation rules
                             Owner                              beneficiary                        for joint life elections
Contract Owner               There is no surviving Contract     The Annuitant is living or         Rider terminates and Contract
                             Owner or Beneficiary               deceased                           Owner's estate receives the Death
                                                                                                   Benefit
Annuitant                    The Contract Owner is living       There is a Contingent Annuitant    The Rider continues; upon the
                                                                                                   death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal continuation. If the new Covered Life is less than age 81 at the time of the Spousal continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal continuation. If the new Covered Life is 81 or older at the time of the Spousal continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal continuation.

The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

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WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code
Section 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have

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been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of a Covered Life change. We may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

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40

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-   We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the Standard Death Benefits or be able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

C. THE HARTFORD'S LIFETIME INCOME BUILDER II

OBJECTIVE

Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

This rider is generally available to new Contracts purchased after August 14, 2006.

You may elect this rider at the time of purchase, or at a later date, if you are eligible to participate in a designated company sponsored exchange program. The benefits comprising this rider may not be purchased separately. This rider may not be available through all Registered Representatives and may be subject to additional restrictions set by your Registered Representative or us. We reserve the right to withdraw this rider at any time.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

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For the Single Life Option, the Covered Life is most often the same as the
Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The "Relevant" Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the "Relevant" Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the "Relevant" Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 75.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you are eligible for future automatic Payment Base increases. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers or the fee we set before we cease offering this rider. In no event will this charge exceed 0.75% annually.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

- Automatic Payment Base increases. Your Payment Base may fluctuate based on annual "automatic Payment Base increases." You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Please refer to The Hartford's Lifetime Income Builder II example 7 in Appendix I.

- Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the

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42

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       Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable Contingent Deferred Sales Charge.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a

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       (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit
       Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

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    B.  If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues
Annuitant                        Contract Owner is any            There is no Contingent           Contract Owner receives Death
                                 non-natural entity               Annuitant                        Benefit and this rider
                                                                                                   terminates


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JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow spousal continuation
                                 Owner                            beneficiary                      rules for joint life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal continuation. If the new Covered Life is less than age 81 at the time of the Spousal continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal continuation. If the new Covered Life is 81 or older at the time of the Spousal continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal continuation date

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal continuation date

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal continuation.

The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

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WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

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                                                                        47

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These options may not be available if the Contract is issued to qualify under
Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date of any Covered Life change. We may prohibit investment in any Sub-Account; require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund of funds Sub-Accounts. Any transfers required to reallocate Contract Value will not be used in determining the number of transfers allowed during a Contract Year. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments. This restriction is not currently enforced.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

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48

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-   Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the Standard Death Benefits or able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for this rider may increase if and when automatic Payment Base increases take place. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis and this section.

D. THE HARTFORD'S PRINCIPAL FIRST

OBJECTIVE

Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups" that reset your Benefit Amount to the then prevailing Contract Value.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called "election dates" in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.

- Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will not accept any election request prior to an election date. You may not post-date your election.

- If an election form is received in good order on or after an election date, the "step up" will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

WHEN CAN YOU BUY THIS RIDER?

You may elect this benefit at any time, provided we are still offering this rider for new sales. Once elected, your choice is irrevocable. If not elected at issue, Plus Contract owners must wait until after the first Contract Anniversary before purchasing this benefit.

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                                                                        49

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The maximum age of any Contract Owner or Annuitant when electing this rider is
85 for non-qualified plans and age 80 for IRA or qualified plans.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.

We will recalculate the charge each time that you step up your Benefit Amount. The fee at the time of step up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you are eligible for future step-ups. Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.

Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on "step-up" dates.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT, WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT COULD BE SIGNIFICANTLY LOWER IN THE FUTURE. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

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Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  The Contract Value immediately following the partial Surrender; or

        (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 7 for The Hartford's Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No. However, partial Surrenders will reduce the Standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 7% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

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CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PF Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

- Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

- Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- The fee for this rider may increase if and when automatic Benefit Amount increases take place. There are no assurances as to the fee we will be charging at the time of each step-up. This is subject to the maximum fee disclosed in the Synopsis and this section.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

8. MISCELLANEOUS

A. DEFINITIONS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

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ACCUMULATION UNITS: If you allocate your Premium Payment to any of the
Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Our location and overnight mailing address is: 200 Hopmeadow Street, Simsbury, Connecticut 06089. Our standard mailing address is:
U.S. Wealth Management, P.O. Box 5085, Hartford, Connecticut 06102-5085.

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and Withdrawals.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.

ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless we, in our sole discretion, agree to postpone to another date following our receipt of an extension request.

ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford's Principal First or The Hartford's Lifetime Income Builder have been elected.

BENEFIT PAYMENT: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

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CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the Lifetime Withdrawal Benefit under The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II.

DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

ELIGIBLE WITHDRAWAL YEAR: As used in The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life's 60th birthday.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contract we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a "Sub-Account".

GENERAL ACCOUNT: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available. The assets in the General Account are available to our creditors.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year beginning on the Contract Anniversary following the Relevant Covered Life's 60th birthday, pursuant to The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder. A Lifetime Benefit Payment constitutes a partial Surrender.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.

MAXIMUM CONTRACT VALUE: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.

MINIMUM CONTRACT VALUE: Subject to state variations, the Minimum Contract Value we establish from time to time.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder
II. The Payment Base may be subject to periodic increases when The Hartford's Lifetime Income Builder II has been elected.

PAYMENT ENHANCEMENT: An amount we credit to your Contract Value at the time a Premium Payment is made for "Plus" Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end sales charges or Payment Enhancements).

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PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

RELEVANT COVERED LIFE: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, "attained age" means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your "Sub-Account".

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges.

THRESHOLD: For the purposes of The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year. This amount is 5% (Single Life Election) or 4 1/2% (Joint/Spousal Election) multiplied by the greater of the Payment Base or Contract Value on the most recent Contract Anniversary plus subsequent Premium Payments made after the most recent Contract Anniversary.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

WITHDRAWAL PERCENT: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

- ALABAMA -- We will accept subsequent Premium Payments only during the first Contract Year for Core Contracts (if Contract contains the Fixed Account Rider), and only during the first three Contract Years for Outlook Contracts (if Contract contains the Fixed Account Rider).

- CALIFORNIA -- Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options.

  Under the Senior Protection Program, we will allocate your initial Premium Payment to a Money Market Fund Sub-Account (or comparable money market Sub-Account) for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions.

  If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus and certain Automatic Income

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  Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a Money Market Fund Sub-Account (or comparable money market Sub-Account) unless you direct otherwise.

  You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a Money Market Fund Sub-Account (or comparable money market Sub-Account) to another investment option.

  When you terminate your participation in the Senior Protection Program:

           - you may reallocate your Contract Value in the Program to other investment options; or

           - we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

- CONNECTICUT -- There are no investment restrictions on the Sub-Accounts that you may invest in while subject to The Hartford's Principal First Preferred benefits. If you elect that rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. For Connecticut residents that elect The Hartford's Principle First Preferred, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, contract aggregation provisions do not apply.

  For Plus Contracts -- The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.

- FLORIDA -- The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

- MASSACHUSETTS -- We will accept subsequent Premium Payments only until the Annuitant's 63rd birthday or the third Contract Anniversary, whichever is later, for Core Contracts, and until the Annuitant's 66th birthday or the sixth Contract Anniversary, whichever is later, for Outlook Contracts.

  For Core, Outlook, and Plus Contracts -- The Nursing Home Waiver is not available.

-   MINNESOTA -- MAV Plus is not available and the Maximum Anniversary Value
    (MAV) Death Benefit is offered instead.

-   NEW JERSEY -- The only AIRs available are 3% and 5%.

  The investment restrictions and the contract aggregation provisions of The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation are not applicable to New Jersey Owners electing such rider.

  Core, Outlook, and Plus Contracts -- The Nursing Home Waiver is not available.

  Edge Contracts -- The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

- NEW YORK -- We will not recalculate The Hartford's Principal First Preferred or The Hartford's Principal First Benefit Amounts if you change ownership or assign your Contract to someone other than your Spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation is only deducted from the Sub-Accounts.

  MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

  For Core, Outlook, Plus and Edge Contracts -- The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation.

  The only AIRs available are 3% and 5%.

  For Core, Outlook and Plus Contracts -- The Nursing Home Waiver is not available.

  For Edge Contracts -- The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

-   OKLAHOMA -- The only AIRs available are 3% and 5%.

- OREGON -- We will accept subsequent Premium Payments during the first three Contract Years for Core and Plus Contracts and six years for Outlook Contracts.

  Core, Outlook, Plus and Edge Contracts -- Owners may only sign up for DCA Plus Programs that are 6 months or longer.

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  Core, Outlook, Plus, Edge and Access Contracts -- You may not choose a fixed dollar amount Annuity Payout.

  The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

- PENNSYLVANIA -- Core, Outlook and Plus -- The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option.

  For Plus Contracts -- The Contingent Deferred Sales Charge is 8%, 8%, 8%, 7%, 6%, 5%, 4%, 3%, 0% for years 1-9.

- SOUTH CAROLINA -- Edge -- The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

- TEXAS -- Edge -- The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

- WASHINGTON -- MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead.

  Core, Outlook, Plus and Edge Contracts -- The Fixed Accumulation is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation.

  Edge Contracts -- The Letter of Intent to Submit Anticipated Premium Endorsement is not available.

  The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation is only deducted from the Sub-Accounts.

C. FINANCIAL STATEMENTS

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

D. MORE INFORMATION

OWNERSHIP CHANGES -- We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

ASSIGNMENT -- A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

CONTRACT MODIFICATION -- We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

MEDICAID BENEFITS -- Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient's estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient's surviving Spouse).

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Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.

Certain asset and/or trust transfers (or a "spend down" of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.

Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.

This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

E. LEGAL PROCEEDINGS

The SEC's Division of Enforcement and the New York Attorney General's Office are investigating aspects of The Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and the New York Attorney General's Office in these matters. The funds are available for purchase by the Separate Accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between Sub-Accounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against The Hartford with respect to certain owners of older variable annuity contracts, The Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these Contract Owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

To date, the SEC's and New York Attorney General's Office's market timing investigations have not resulted in the initiation of any formal action against The Hartford. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these investigations. The potential timing of any resolution of these matters or the initiation of any formal action by these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006 Hartford Life had a reserve of $83 million, pre-tax, for the market timing matters, none of which was attributed to HLIC. This reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that HLIC may ultimately be liable for all or a portion of the ultimate cost to Hartford Life.

On June 23, 2005, The Hartford received a subpoena from the New York Attorney General's Office requesting information relating to purchases of The Hartford's variable annuity products, or exchanges of other products for The Hartford's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, The Hartford received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into The Hartford's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a Sub-Account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Hartford is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the New York Attorney General's Office and the Connecticut Attorney General's Office in these matters.

The Hartford does not expect any of these actions to result in a material adverse effect on the Separate Accounts or on the HLS funds that serve as underlying investments for these accounts.

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F. HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts, which are offered on a continuous basis. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the NASD. The principal business address of HSD is the same as ours. PLANCO Financial Services, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.

HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2006. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

The Core (the version of this Contract that we call "Core" has no specific marketing name) and Edge Contracts may be sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Contract with a one-time only credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

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ADDITIONAL PAYMENTS

Subject to NASD and Financial Intermediary rules, we (or our affiliates) also pay the following types of promotional fees to encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

ADDITIONAL
PAYMENT TYPE         WHAT IT'S USED FOR
--------------------------------------------------------------------------------------------------------------------------------
Access               Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits.
Gifts &              Occasional meals and entertainment, tickets to sporting events and nominal gifts.
Entertainment
Marketing            Joint marketing campaigns and/or Financial Intermediary event advertising/ participation; sponsorship of
                     Financial Intermediary sales contests and/or promotions in which participants (including Registered
                     Representatives) receive prizes such as travel awards, merchandise and recognition.
Marketing Expense    Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Allowances
Support              Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting and the preparation of account statements and other communications), sponsorship of
                     Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training             Educational, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility           Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume               Pay for the overall volume of their sales or the amount of money investing in our products.

As of December 31, 2006, we have entered into arrangements to make Additional Payments (excluding Marketing Expense Allowances and Travel & Entertainment) to the following Financial Intermediaries for our entire suite of variable annuities:

A.G. Edwards & Sons, Inc., Advisory Group Equity Services Ltd, AIG Advisors Group, Inc., (Advantage Capital, AIG Financial Advisors, American General, FSC Securities Corporation, Royal Alliance Assoc., Inc. AIG SunAmerica), Allen & Co., of Florida, Inc., Amcore Investment Services, Inc., American Classic Securities, American General Securities Inc., American Independent Sec's Inc., Ameritas Investment Corp., Amsouth Bank, AMSouth Investment Services, Inc., Arvest Asset Management, Associated Financial Services, Inc. Associated Investment Services Inc., Associated Securities Corp., B.C. Ziegler and Company, Banc of America Investment Services Inc., Bancorpsouth Investment Services Inc., Bancwest Investment Services, Inc., Bank of America, Bank of New York, Bank of the West, BB&T Investment Services, Inc., BCG Securities, Inc., Berthel, Fisher & Company Financial Services Inc., BI Investments, LLC, BNY Investment Center of The Bank of New York Company, Inc., BOSC, Inc., Brecek & Young Advisors, Inc., Brookstone Securities, Inc., Brookstreet Securities, Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analyst Inc., Capital Investment Group, Inc., Carillon Investments, Inc., Centaurus Financial, Inc., Chase Investments Services, Corp., Citicorp Investment Services, Citigroup, Inc. (various divisions and affiliates), Colonial Brokerage, Inc., Comerica Securities, Commerce Brokerage Services, Inc., Commerce Capital Markets, Inc., Commonwealth Financial Network, Compass Brokerage, Inc., Countrywide Investment Services Inc., Crown Capital Securities, L.P., CUE, Cuna Brokerage Services, Inc., Cuso Financial Services, L.P., Davenport & Company LLC, DFC Investor Services, Dominion Investor Services, Inc., Duerr Financial Corporation, Eagle One Investments, LLC, Edward D. Jones & Co., L.P., Empire Securities Corporation, Equity Services, Inc., Essex National Securities, Inc., Ferris/Baker Watts, FFP Securities, Inc., Fifth Third Securities, Financial Planning Consultants, Fintegra LLC, First Allied Securities, Inc., First Citizens Investor Services, First Montauk Securities Corp., First Southeast Inv. Services, First St. Louis Securities, Inc., First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Securities Inc., FNB Brokerage Services, Inc., FNIC F.I.D. Div., Forrester's Equity Services, Inc., Frost Brokerage Services, Inc., FSC Securities Corporation, Geneos Wealth Management, Inc., Girard Securities Inc., Grant Bettingen, Inc., Great American Advisors, Inc., Gunnallen Financial, Inc., H&R Block Financial Advs., Inc., H. Beck, Inc., H.D. Vest Investment Services (subsidiary of Wells Fargo & Company), Harbour Investments, Inc., Harold Dance Investments, Harvest Capital LLC, Hefren-Tillotson/Masterplan, Heim & Young Securities, Hornor, Townsend & Kent, Inc., HSBC Securities (USA) Inc., Huntington Investment Company, IBC Investments, IFMG Securities, Inc. at Rockland Trust, Independent Financial Group LLC, Infinex Financial Group, Infinex Investment, Inc., ING Advisors Network, (Financial Network Services (or Investment) Corp., ING Financial Partners, Multi-Financial Securities, Primevest Financial Services, Inc.,), InterSecurities, Inc., Investacorp, Inc. Investment Management Corp., Investment Professionals, Inc., Investors Capital Corp., Investors Security Co., Inc., IPI

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Investments, J.B. Hanauer & Co., J.J.B. Hilliard, W.L. Lyons, Inc., Janney
Montgomery Scott, Inc., Jefferson Pilot Securities Corporation, Key Investment Services, KMS Financial Services, Inc., KNBT Securities, Inc., Kovack Securities, Inc., L.O. Thomas & Company, LaSalle Financial Services, Inc., LaSalle Street Securities, Inc., Legacy Financial Services, Inc., Liberty Group, LLC, Lincoln Financial Advisors Corp. (marketing name for Lincoln National Corp.), Linsco/Private Ledger Corp., M&I Brokerage Services, Inc., M&T Securities, Inc., McDonald Investments Inc., Mercantile Brokerage Services Inc., Merrill Lynch Pierce Fenner & Smith, Milkie/Ferguson Investments, MML Investor Services, Inc., Money Concepts Capital Corp., Morgan Keegan & Company, Inc., Morgan Keegan FID Division, Morgan Stanley & Co., Inc. (various divisions and affiliates), Mutual Service Corporation, NatCity Investments, National Planning Holdings (Invest Financial Corp., Investment Centers of America, Inc., National Planning Corp., SII Investments, Inc.), NBC Securities, Inc., Nettworth Financial Group, Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., North Ridge Securities Corp., OFG Financial Services., Inc., Ohio Savings Securities, Inc., OneAmerica Securities Inc., Online Brokerage Services, Oppenheimer and Co., Inc., Pacific West Securities, Inc., Paulson Investment Company Inc., Pension Planners Securities, Inc., Peoples Securities, Inc., PFIC, Prime Capital Management, Prime Capital Services, Inc., Princor Financial Service Corp., ProEquities, Inc., Prospera Financial Services, Inc., QA3 Financial Corp., Questar Capital Corp, Raymond James & Associates, Inc., Raymond James FID Division, Raymond James Financial Services, RBC Dain FID Division, RBC Dain Rauscher Inc., Resource Horizons Group, LLC, Robert W. Baird & Co. Inc., Rogan, Rosenberg & Assoc., Inc., Royal Alliance Associates, Inc., Royal Securities Company, Ryan Beck & Co., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Smith Barney, Sorrento Pacific, South Valley Wealth Management, Spectrum Capital, Inc., Sterne Agee & Leach, Inc., Stifel Nicolaus & Company, Incorporated, Summit Brokerage Services Inc., Summit Equities, Inc., Sun Trust Bank, SunAmerica Securities, Inc., SunTrust Investment Services, Inc., SunTrust Securities, Inc., Symetra Investment Services Inc., Synovus Securities, TFS Securities, Inc., The Huntington Investment Company, The Huntington Investment Plt, The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., U.S. Bancorp Piper Jaffray, UBOC Investment Services, Inc. (Union Bank of California, N.A.), UBS Financial Services, Inc., UMB Scout Brokerage Services, UnionBanc Investment Services, United Brokerage Services, Inc., United Global Securities, United Heritage Financial Services, US Bancorp FID, US Bancorp Investments, USAllianz Securities, Inc., Uvest Financial Services Group Inc., Vanderbilt Securities, LLC, Vision Investment Services, Inc. Vorpahl Wing Securities, VSR Financial Services, Inc., Wachovia Securities, LLC (various divisions), Wall Street Financial Group, Walnut Street Securities, Inc., Washington Mutual Financial, Waterstone Financial Group, Webster Investments, Weitzel Financial Services Inc., Wells Fargo Brokerage Services, L.L.C., WesBanco Securities, Inc., WM Financial Services, Inc., Woodbury Financial Services, Inc. (an affiliate of ours), Workman Securities Corp., World Equity Group Inc., WRP Investments, Inc., WWK Investments, Inc., XCU Capital Corporation, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Registered Representative is or should be included in any such listing.

As of December 31, 2006, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: AIM Advisors, Inc., AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investment Research and Management, Inc., American Variable Insurance Series & Capital Research and Management Company, Franklin Templeton Services, LLC, Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Putnam Retail Management Limited Partnership. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

For the fiscal year ended December 31, 2006, Additional Payments did not in the aggregate exceed approximately $52.5 million (excluding corporate-sponsorship related perquisites, Marketing Expense Allowances and home office travel and entertainment expenses) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $14.7 million or approximately 0.25% of the Premium Payments invested in a particular Fund during this period. For the fiscal year ended December 31, 2006, total travel and entertainment expenses incurred by our wholesalers did not in the aggregate exceed approximately $5.7 million.

9. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Code, Treasury Regulations thereunder, and public interpretations

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thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by
published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, this discussion does not address many of the tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

B. TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of Hartford which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. Hartford is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since Hartford is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES -- GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

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A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.

    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.

The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982.

        a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract." It is unclear what value should be used in determining the "income on the contract." We believe that the current Contract Value (determined without regard to surrender charges) generally is an appropriate measure. However, in some instances the IRS could take the position that the value should be the current Contract value (determined without regard to surrender charges) increased by some measure of the value of certain future cash-value type benefits.

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi. In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

        b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity

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      Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

        c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will first be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

        d. 10% PENALTY TAX -- APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

        1. Distributions made on or after the date the recipient has attained the age of 59 1/2.

        2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

        3.   Distributions attributable to a recipient's becoming disabled.

        4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient's designated Beneficiary).

        5. Distributions made under certain annuities issued in connection with structured settlement agreements.

        6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

        7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

        e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

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        f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

        1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

        2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

        3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.

        g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

        h.  PARTIAL EXCHANGES.

The IRS in Rev. Rul. 2003-76 has confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange"). However, Rev. Rul. 2003-76 also refers to caveats and additional guidance in the companion Notice 2003-51, which discusses cases in which a partial exchange is followed by a surrender, withdrawal or other distribution from either the old contract or the new contract. Notice 2003-51 specifically indicates that the IRS is considering
(1) under what circumstances it should treat a partial exchange followed by such a distribution within 24 months as presumptively for "tax avoidance" purposes (e.g., to avoid the income-out-first rules on amounts received under Code
Section 72) and (2) what circumstances it should treat as rebutting such a presumption (e.g., death, disability, reaching age 59 1/2, divorce or loss of employment). Accordingly, we advise you to consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

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In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to pay the tax due for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that, in regulations or revenue rulings under Code Section 817(d) (relating to the definition of a variable contract), it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

For instance, the IRS in Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, reiterated its position in prior rulings that, where shares in a fund offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such shares can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such shares should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such shares directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

The IRS in Rev. Rul. 2003-91 also indicated that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

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Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to Section 10 for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts, accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider whether the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance regulatory requirements and federal and state tax reporting of

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income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable Payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Qualified Contract, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS")

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

TRADITIONAL IRAS Traditional IRAs are subject to limits on the amounts that may be contributed each year (which contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving Spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into your Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to your Traditional IRA. In addition, a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant). Certain plans may not allow such rollovers.

IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a Death Benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced Death Benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a Death Benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

SEP IRAS Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer, employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are

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designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

SIMPLE IRAS The Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

ROTH IRAS Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax. In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007 distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" Death Benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on Death Benefits provided by a Qualified Plan (to keep such Death Benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such Death Benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

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3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")

Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" contract ("TSA") and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, such contributions may not exceed the lesser of an annual dollar limit (e.g., $45,000 in 2007) or 100% of the employee's "includable compensation" for his most recent full year of service, subject to other adjustments. Special provisions may allow certain employees to elect a different overall limitation.

A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on Death Benefits provided by a Qualified Plan (to keep such Death Benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such Death Benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")

Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).

All of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer's general creditors.

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

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In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer or, during 2007, certain distributions from an IRA for charitable purposes). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

A. PENALTY TAXES ON PREMATURE DISTRIBUTIONS Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

        (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

        (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

        (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

        (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

        (v) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

        (vi) certain qualified reservist distributions upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

        (vii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

        (viii) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

        (ix) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied RETROACTIVELY TO ALL THE PRIOR PERIODIC PAYMENTS (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

B. RMDS AND 50% PENALTY TAX If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of:

-   the calendar year in which the individual attains age 70 1/2, or

- (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over --

(a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

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                                                                          71

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(b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving Spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving Spouse is the sole designated beneficiary, this surviving Spouse may elect to treat the Traditional or Roth IRA as his or her own.

The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, Spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan (e.g., a TSA) to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transferor Plan (e.g., a TSA that is subject to the same kinds of salary reduction restrictions). Such a "direct transfer" between the same kind of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan (e.g., a TSA) into a different type of Plan (e.g., a Traditional IRA) generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan fiduciary) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover

72

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distribution" made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either:

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "Non-Roth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from Non-Roth IRA to a Roth IRA, or a "conversion" of a Non-Roth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (Non-Roth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).

Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                                     APP 1-1

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APPENDIX I -- EXAMPLES

PREMIUM SECURITY DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000]

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

APP 1-2

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)]

-   The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
    (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

                                                                     APP 1-3

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ASSET PROTECTION DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [117,403 + 25% x $106,000 = $143,903]; the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP 1-4

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EXAMPLE 3

ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN WE RECALCULATE YOUR BENEFIT AMOUNT BY COMPARING THE RESULTS OF TWO CALCULATIONS AND TAKING THE LESSER OF THE
TWO:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value.".

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

THE HARTFORD'S PRINCIPAL FIRST

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

                                                                     APP 1-5

-------------------------------------------------------------------------------

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

THE HARTFORD'S PRINCIPAL FIRST PREFERRED

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value.".

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

APP 1-6

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EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND
YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value.".

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

THE HARTFORD'S LIFETIME INCOME BUILDER

FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH BENEFIT IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

- Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner's 60th birthday.

EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($105,000 / $100,000) - 1 = .05 = 5%

- Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

-   Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $105,000 x .004 = $420, this amount is deducted from the Contract
           Value.

                                                                     APP 1-7

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EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A
$1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

-   Your initial Benefit Amount is $100,000.

-   Your Benefit Payment is $5,000.

-   After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($99,000 / $100,000) - 1 = -.01 subject to the minimum of 0%

- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $99,000 x .004 = $396, this amount is deducted from the Contract
           Value.

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

-   At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

-   Your Benefit Payment is $5,000.

-   Your Benefit Amount after the premium payment is $119,000.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.

-   After premium payment, your Benefit Amount is $119,000.

-   Your Benefit Payment is $5,950.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($118,000 / $120,000) - 1 = -.01667 subject to a minimum of 0%

- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $119,000 x .004 = $476, this amount is deducted from the Contract
           Value.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES A CONTINGENT DEFERRED SALES CHARGE. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.

-   At the beginning of Contract Year 3, your initial Benefit Amount is
    $119,000.

-   Your Benefit Payment is $5,950.

- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

       -   (i) the Contract Value immediately following the partial withdrawal:
           $80,000

       - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 - $35,000 = $84,000

-   Your new Benefit Amount is $80,000.

-   Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.

APP 1-8

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDER OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.

-   Your Benefit Amount after the automatic increase calculation is $200,000.

-   Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount

- The annual charge for The Hartford's Lifetime Income Builder is 40 bps of the Benefit Amount after the automatic increase calculation.

       -   $200,000 x .004 = $800, this amount is deducted from the Contract
           Value.

EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

-   Your Benefit Amount after the partial Surrender is $68,000.

- It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

THE HARTFORD'S LIFETIME INCOME FOUNDATION

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                  APP 1-9

-------------------------------------------------------------------------------

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

APP 1-10

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

           - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

           - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

                                                                 APP 1-11

-------------------------------------------------------------------------------

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455

       -   Your Guaranteed Minimum Death Benefit is $99,000

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP 1-12

-------------------------------------------------------------------------------

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0

       -   Your Guaranteed Minimum Death Benefit is $46,700

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

THE HARTFORD'S LIFETIME INCOME BUILDER II

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP 1-13

-------------------------------------------------------------------------------

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

APP 1-14

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   (95,000/100,000) - 1 = -.05 subject to the minimum of 0%

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.40% of the Payment Base after the automatic increase calculation.

           - $99,000 x 0.40% = $396, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   (95,000/100,000) - 1 = -.05 subject to the minimum of 0%

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.40% of the Payment Base after the automatic increase calculation.

           - $99,000 x 0.40% = $396, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

                                                                 APP 1-15

-------------------------------------------------------------------------------

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP 1-16

-------------------------------------------------------------------------------

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

                                                                    APP 1-17

-------------------------------------------------------------------------------

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $110,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $5,000, which is 5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($110,000/$100,000) - 1 = .10 subject to the maximum of 10%

       - Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $105,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $4,500, which is 4.5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

           -   ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%

       - Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 17: SPOUSAL CONTINUATION

On date of Spousal Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

  Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)

  WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse's attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

  LBP = $9,000 (WP x greater of Payment Base or Contract Value on date of continuation)

  Death Benefit = $150,000 (Contract Value on date of continuation)

  Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP 1-18

-------------------------------------------------------------------------------

MAV PLUS

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273]

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

MAV PLUS DEATH BENEFIT AMOUNT IS $117,403. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under MAV PLUS/EPB Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.

                                                                    APP 1-19

-------------------------------------------------------------------------------

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below))

-   On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000]

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

                                                                    APP II-1

-------------------------------------------------------------------------------

APPENDIX II -- ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. A table showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits is shown in the Statement of Additional Information, which you may obtain free of charge by contacting us.

SERIES I:

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.357           $1.301           $1.187
  Accumulation Unit Value at
   end of period                   $1.515           $1.357           $1.301
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,027            3,551            3,218
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.312           $1.268           $1.181
  Accumulation Unit Value at
   end of period                   $1.453           $1.312           $1.268
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,001            4,345            3,538
AIM V.I. CAPITAL APPRECIATION
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.353           $1.260           $1.198
  Accumulation Unit Value at
   end of period                   $1.419           $1.353           $1.260
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,892              694              486
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.308           $1.228           $1.196
  Accumulation Unit Value at
   end of period                   $1.361           $1.308           $1.228
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,311              669              511
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.303           $9.632               --
  Accumulation Unit Value at
   end of period                  $11.863          $10.303               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,101                2               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.234           $9.618               --
  Accumulation Unit Value at
   end of period                  $11.690          $10.234               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,006               --               --
AIM V.I. GOVERNMENT
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.095           $1.092           $1.079
  Accumulation Unit Value at
   end of period                   $1.119           $1.095           $1.092
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        29,884           14,477            6,425
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.059           $1.064           $1.064
  Accumulation Unit Value at
   end of period                   $1.073           $1.059           $1.064
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        18,954           16,034           10,307
AIM V.I. INTERNATIONAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.662           $1.428           $1.167
  Accumulation Unit Value at
   end of period                   $2.102           $1.662           $1.428
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,232              630              258
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.607           $1.392           $1.181
  Accumulation Unit Value at
   end of period                   $2.016           $1.607           $1.392
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,243            1,818              470

APP II-2

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
AIM V.I. LARGE CAP GROWTH
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.764           $9.456               --
  Accumulation Unit Value at
   end of period                  $11.474          $10.764               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            94                2               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.692           $9.443               --
  Accumulation Unit Value at
   end of period                  $11.307          $10.692               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           127                1               --
AIM V.I. MID CAP CORE EQUITY
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.515           $1.427           $1.271
  Accumulation Unit Value at
   end of period                   $1.663           $1.515           $1.427
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,974            4,285            2,959
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.465           $1.391           $1.271
  Accumulation Unit Value at
   end of period                   $1.595           $1.465           $1.391
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,515            5,229            3,493
AIM V.I. SMALL CAP EQUITY
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $12.423          $11.647          $10.790
  Accumulation Unit Value at
   end of period                  $14.394          $12.423          $11.647
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           134               78               34
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.205          $11.535          $11.054
  Accumulation Unit Value at
   end of period                  $14.029          $12.205          $11.535
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           109               81               74
AMERICAN FUNDS ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $12.913          $11.993          $11.220
  Accumulation Unit Value at
   end of period                  $14.608          $12.913          $11.993
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,018            3,146            1,968
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $11.424          $10.694          $10.151
  Accumulation Unit Value at
   end of period                  $12.820          $11.424          $10.694
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,550            2,650            2,164
AMERICAN FUNDS BLUE CHIP
 INCOME AND GROWTH FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.055           $0.997           $0.921
  Accumulation Unit Value at
   end of period                   $1.222           $1.055           $0.997
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        16,908           12,671            8,579
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.018           $0.970           $0.919
  Accumulation Unit Value at
   end of period                   $1.170           $1.018           $0.970
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        10,568           11,082            8,662
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.530          $13.499          $12.943
  Accumulation Unit Value at
   end of period                  $14.281          $13.530          $13.499
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,781            1,713            1,014
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.769          $12.843          $12.500
  Accumulation Unit Value at
   end of period                  $13.371          $12.769          $12.843
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,363            1,300            1,000

                                                                    APP II-3

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL BOND
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.028               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.207               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            79               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.021               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.187               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            29               --               --
AMERICAN FUNDS GLOBAL GROWTH
 AND INCOME FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $9.990               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.921               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           885               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $9.985               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.856               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           154               --               --
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.227          $11.752          $10.496
  Accumulation Unit Value at
   end of period                  $15.715          $13.227          $11.752
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           866              594              332
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.841          $11.501          $10.499
  Accumulation Unit Value at
   end of period                  $15.135          $12.841          $11.501
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           421              415              348
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $16.308          $13.187          $11.057
  Accumulation Unit Value at
   end of period                  $19.960          $16.308          $13.187
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           659              408              233
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $16.671          $13.588          $11.953
  Accumulation Unit Value at
   end of period                  $20.241          $16.671          $13.588
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           418              454              297
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.753          $11.997          $10.810
  Accumulation Unit Value at
   end of period                  $14.955          $13.753          $11.997
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         8,039            4,469            2,660
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.765          $11.225          $10.443
  Accumulation Unit Value at
   end of period                  $13.770          $12.765          $11.225
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,490            4,456            3,122
AMERICAN FUNDS GROWTH-INCOME
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.806          $13.223          $12.143
  Accumulation Unit Value at
   end of period                  $15.692          $13.806          $13.223
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         7,464            4,415            2,440
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $11.842          $11.432          $10.801
  Accumulation Unit Value at
   end of period                  $13.352          $11.842          $11.432
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,880            4,875            3,306

APP II-4

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.275          $11.074           $9.407
  Accumulation Unit Value at
   end of period                  $15.583          $13.275          $11.074
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,766            1,497              776
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $13.457          $11.316           $9.882
  Accumulation Unit Value at
   end of period                  $15.670          $13.457          $11.316
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,268            1,086              825
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $17.823          $14.962          $12.766
  Accumulation Unit Value at
   end of period                  $23.315          $17.823          $14.962
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           471              278              198
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $16.212          $13.719          $11.966
  Accumulation Unit Value at
   end of period                  $21.039          $16.212          $13.719
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           172              155               83
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.480           $9.408               --
  Accumulation Unit Value at
   end of period                  $10.878          $10.480               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           313               95               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.411           $9.396               --
  Accumulation Unit Value at
   end of period                  $10.719          $10.411               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            82               30               --
FRANKLIN INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.537          $13.504          $12.022
  Accumulation Unit Value at
   end of period                  $15.791          $13.537          $13.504
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        13,732            8,121            3,878
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $13.144          $13.217          $12.007
  Accumulation Unit Value at
   end of period                  $15.211          $13.144          $13.217
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         3,535            3,423            1,995
FRANKLIN LARGE CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $11.029          $11.061          $10.388
  Accumulation Unit Value at
   end of period                  $12.066          $11.029          $11.061
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           895              541              294
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.708          $10.826          $10.430
  Accumulation Unit Value at
   end of period                  $11.622          $10.708          $10.826
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           616              607              426
FRANKLIN LARGE CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.315           $9.708               --
  Accumulation Unit Value at
   end of period                  $11.824          $10.315               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            93                9               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.246           $9.695               --
  Accumulation Unit Value at
   end of period                  $11.651          $10.246               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            16                5               --

                                                                    APP II-5

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.525          $13.254          $12.103
  Accumulation Unit Value at
   end of period                  $15.628          $13.525          $13.254
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         4,260            2,034              964
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $13.239          $13.078          $12.174
  Accumulation Unit Value at
   end of period                  $15.176          $13.239          $13.078
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,395            1,322              829
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $12.070          $11.675          $10.616
  Accumulation Unit Value at
   end of period                  $12.943          $12.070          $11.675
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           591              360              261
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.145          $11.842          $11.202
  Accumulation Unit Value at
   end of period                  $12.920          $12.145          $11.842
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           426              426              325
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $14.910          $14.856          $13.687
  Accumulation Unit Value at
   end of period                  $15.961          $14.910          $14.856
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,409              834              459
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $13.970          $14.030          $13.157
  Accumulation Unit Value at
   end of period                  $14.835          $13.970          $14.030
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           749              731              470
HARTFORD MONEY MARKET HLS
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.093           $1.077           $1.081
  Accumulation Unit Value at
   end of period                   $1.129           $1.093           $1.077
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        16,822            9,835            4,098
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.052           $1.045           $1.056
  Accumulation Unit Value at
   end of period                   $1.078           $1.052           $1.045
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         5,550            5,324            5,525
MFS(R) CAPITAL OPPORTUNITIES
 SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $9.031           $9.002           $8.113
  Accumulation Unit Value at
   end of period                  $10.139           $9.031           $9.002
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            21               27               11
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $8.145           $8.184           $7.631
  Accumulation Unit Value at
   end of period                   $9.072           $8.145           $8.184
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            32               31               30
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $8.153           $7.568           $6.791
  Accumulation Unit Value at
   end of period                   $8.679           $8.153           $7.568
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            98               78               62
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $7.745           $7.248           $6.755
  Accumulation Unit Value at
   end of period                   $8.179           $7.745           $7.248
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            49               69               54

APP II-6

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.378          $12.593          $10.792
  Accumulation Unit Value at
   end of period                  $16.420          $13.378          $12.593
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            35               19                8
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.292          $11.663          $10.243
  Accumulation Unit Value at
   end of period                  $14.966          $12.292          $11.663
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            32               24               33
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $12.198          $12.102          $11.238
  Accumulation Unit Value at
   end of period                  $13.282          $12.198          $12.102
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           586              377              202
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $11.405          $11.407          $10.766
  Accumulation Unit Value at
   end of period                  $12.321          $11.405          $11.407
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           333              394              240
MFS(R) INVESTORS GROWTH STOCK
 SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $8.358           $8.108           $7.527
  Accumulation Unit Value at
   end of period                   $8.871           $8.358           $8.108
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            87               58               76
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $7.680           $7.510           $7.184
  Accumulation Unit Value at
   end of period                   $8.086           $7.680           $7.510
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            62               66               60
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $9.981           $9.428           $8.581
  Accumulation Unit Value at
   end of period                  $11.127           $9.981           $9.428
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,871            1,019              446
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $8.516           $8.108           $7.521
  Accumulation Unit Value at
   end of period                   $9.417           $8.516           $8.108
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,172            1,140              754
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $6.055           $5.952           $5.266
  Accumulation Unit Value at
   end of period                   $6.126           $6.055           $5.952
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           449              399              313
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $5.811           $5.758           $5.384
  Accumulation Unit Value at
   end of period                   $5.832           $5.811           $5.758
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           433              482              439
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.638          $13.135          $12.498
  Accumulation Unit Value at
   end of period                  $15.233          $13.638          $13.135
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           909              377              196
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.074          $11.722          $11.875
  Accumulation Unit Value at
   end of period                  $13.379          $12.074          $11.722
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           518              578              310

                                                                    APP II-7

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.040           $9.983               --
  Accumulation Unit Value at end
   of period                           $10.307          $10.040               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          177               27               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $9.975           $9.971               --
  Accumulation Unit Value at end
   of period                           $10.158           $9.975               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           29               10               --
MFS(R) RESEARCH INTERNATIONAL
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $11.985          $10.019               --
  Accumulation Unit Value at end
   of period                           $14.847          $11.985               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           57                3               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.921          $10.018               --
  Accumulation Unit Value at end
   of period                           $14.650          $11.921               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           13                2               --
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.617           $9.472               --
  Accumulation Unit Value at end
   of period                           $11.572          $10.617               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           11                4               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.546           $9.459               --
  Accumulation Unit Value at end
   of period                           $11.403          $10.546               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                            7                9               --
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.061          $13.861          $12.621
  Accumulation Unit Value at end
   of period                           $15.523          $14.061          $13.861
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,959            1,860              923
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.576          $12.497          $11.620
  Accumulation Unit Value at end
   of period                           $13.773          $12.576          $12.497
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,991            2,026            1,297
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.639          $13.912          $12.242
  Accumulation Unit Value at end
   of period                           $17.453          $14.639          $13.912
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          373              148               62
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.330          $13.727          $12.302
  Accumulation Unit Value at end
   of period                           $16.948          $14.330          $13.727
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          225              131               84
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $16.585          $14.496          $12.431
  Accumulation Unit Value at end
   of period                           $20.136          $16.585          $14.496
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,001              438              207
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.235          $14.304          $12.521
  Accumulation Unit Value at end
   of period                           $19.553          $16.235          $14.304
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          489              372              195

APP II-8

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $16.683          $15.295          $13.764
  Accumulation Unit Value at end
   of period                           $19.484          $16.683          $15.295
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,695            4,108            2,075
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.408          $13.316          $12.204
  Accumulation Unit Value at end
   of period                           $16.694          $14.408          $13.316
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,125            2,145            1,327
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $18.733          $14.862          $12.067
  Accumulation Unit Value at end
   of period                           $23.737          $18.733          $14.862
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          304              159               51
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $15.607          $12.481          $10.512
  Accumulation Unit Value at end
   of period                           $19.618          $15.607          $12.481
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          165              157               90
TEMPLETON FOREIGN SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $12.104          $11.136           $9.523
  Accumulation Unit Value at end
   of period                           $14.502          $12.104          $11.136
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,739            1,634              847
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.157          $10.347           $9.107
  Accumulation Unit Value at end
   of period                           $13.261          $11.157          $10.347
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,596            1,616            1,192
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.202          $13.223          $11.552
  Accumulation Unit Value at end
   of period                           $17.068          $14.202          $13.223
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,655            4,070            1,828
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.772          $11.987          $10.763
  Accumulation Unit Value at end
   of period                           $15.227          $12.772          $11.987
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,945            1,941            1,097

                                                                    APP II-9

-------------------------------------------------------------------------------

SERIES II:

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.357           $1.247
  Accumulation Unit Value at end of
   period                                     $1.515           $1.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,027            3,551
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.312           $1.212
  Accumulation Unit Value at end of
   period                                     $1.453           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,001            4,345
AIM V.I. CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.353           $1.175
  Accumulation Unit Value at end of
   period                                     $1.419           $1.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,892              694
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.308           $1.142
  Accumulation Unit Value at end of
   period                                     $1.361           $1.308
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,311              669
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.303           $9.632
  Accumulation Unit Value at end of
   period                                    $11.863          $10.303
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,101                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.234           $9.618
  Accumulation Unit Value at end of
   period                                    $11.690          $10.234
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,006               --
AIM V.I. GOVERNMENT SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.095           $1.092
  Accumulation Unit Value at end of
   period                                     $1.119           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 29,884           14,477
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.059           $1.062
  Accumulation Unit Value at end of
   period                                     $1.073           $1.059
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 18,954           16,034
AIM V.I. INTERNATIONAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.662           $1.397
  Accumulation Unit Value at end of
   period                                     $2.102           $1.662
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,232              630
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.607           $1.358
  Accumulation Unit Value at end of
   period                                     $2.016           $1.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,243            1,818
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.764           $9.456
  Accumulation Unit Value at end of
   period                                    $11.474          $10.764
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     94                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.692           $9.443
  Accumulation Unit Value at end of
   period                                    $11.307          $10.692
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    127                1

APP II-10

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
AIM V.I. MID CAP CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.515           $1.395
  Accumulation Unit Value at end of
   period                                     $1.663           $1.515
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,974            4,285
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.465           $1.356
  Accumulation Unit Value at end of
   period                                     $1.595           $1.465
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,515            5,229
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.423          $10.812
  Accumulation Unit Value at end of
   period                                    $14.394          $12.423
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    134               78
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.205          $10.679
  Accumulation Unit Value at end of
   period                                    $14.029          $12.205
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    109               81
AMERICAN FUNDS ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.913          $11.768
  Accumulation Unit Value at end of
   period                                    $14.608          $12.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,018            3,146
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.424          $10.466
  Accumulation Unit Value at end of
   period                                    $12.820          $11.424
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,550            2,650
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.055           $0.956
  Accumulation Unit Value at end of
   period                                     $1.222           $1.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 16,908           12,671
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.018           $0.927
  Accumulation Unit Value at end of
   period                                     $1.170           $1.018
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,568           11,082
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.530          $13.310
  Accumulation Unit Value at end of
   period                                    $14.281          $13.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,781            1,713
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.769          $12.629
  Accumulation Unit Value at end of
   period                                    $13.371          $12.769
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,363            1,300
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.028               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.207               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.021               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.187               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               --

                                                                   APP II-11

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH AND INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.990               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.921               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    885               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.985               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.856               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    154               --
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.227          $11.285
  Accumulation Unit Value at end of
   period                                    $15.715          $13.227
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    866              594
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.841          $11.014
  Accumulation Unit Value at end of
   period                                    $15.135          $12.841
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    421              415
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.308          $13.174
  Accumulation Unit Value at end of
   period                                    $19.960          $16.308
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    659              408
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.671          $13.538
  Accumulation Unit Value at end of
   period                                    $20.241          $16.671
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    418              454
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.753          $11.567
  Accumulation Unit Value at end of
   period                                    $14.955          $13.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,039            4,469
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.765          $10.794
  Accumulation Unit Value at end of
   period                                    $13.770          $12.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,490            4,456
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.806          $12.649
  Accumulation Unit Value at end of
   period                                    $15.692          $13.806
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,464            4,415
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.842          $10.908
  Accumulation Unit Value at end of
   period                                    $13.352          $11.842
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,880            4,875
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.275          $10.766
  Accumulation Unit Value at end of
   period                                    $15.583          $13.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,766            1,497
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.457          $10.971
  Accumulation Unit Value at end of
   period                                    $15.670          $13.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,268            1,086

APP II-12

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.823          $14.766
  Accumulation Unit Value at end of
   period                                    $23.315          $17.823
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    471              278
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.212          $13.503
  Accumulation Unit Value at end of
   period                                    $21.039          $16.212
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    172              155
FRANKLIN FLEX CAP GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.480           $9.408
  Accumulation Unit Value at end of
   period                                    $10.878          $10.480
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    313               95
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.411           $9.396
  Accumulation Unit Value at end of
   period                                    $10.719          $10.411
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     82               30
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.537          $13.057
  Accumulation Unit Value at end of
   period                                    $15.791          $13.537
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 13,732            8,121
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.144          $12.746
  Accumulation Unit Value at end of
   period                                    $15.211          $13.144
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,535            3,423
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.029          $10.613
  Accumulation Unit Value at end of
   period                                    $12.066          $11.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    895              541
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.708          $10.359
  Accumulation Unit Value at end of
   period                                    $11.622          $10.708
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    616              607
FRANKLIN LARGE CAP VALUE SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.315           $9.708
  Accumulation Unit Value at end of
   period                                    $11.824          $10.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.246           $9.695
  Accumulation Unit Value at end of
   period                                    $11.651          $10.246
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                5
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.525          $12.810
  Accumulation Unit Value at end of
   period                                    $15.628          $13.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,260            2,034
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.239          $12.607
  Accumulation Unit Value at end of
   period                                    $15.176          $13.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,395            1,322

                                                                   APP II-13

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.070          $10.504
  Accumulation Unit Value at end of
   period                                    $12.943          $12.070
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    591              360
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.145          $10.626
  Accumulation Unit Value at end of
   period                                    $12.920          $12.145
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    426              426
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.910          $14.583
  Accumulation Unit Value at end of
   period                                    $15.961          $14.910
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,409              834
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.970          $13.736
  Accumulation Unit Value at end of
   period                                    $14.835          $13.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    749              731
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.093           $1.080
  Accumulation Unit Value at end of
   period                                     $1.129           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 16,822            9,835
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.052           $1.045
  Accumulation Unit Value at end of
   period                                     $1.078           $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,550            5,324
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.153           $6.894
  Accumulation Unit Value at end of
   period                                     $8.679           $8.153
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     98               78
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.745           $6.584
  Accumulation Unit Value at end of
   period                                     $8.179           $7.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               69
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.378          $12.168
  Accumulation Unit Value at end of
   period                                    $16.420          $13.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.292          $11.239
  Accumulation Unit Value at end of
   period                                    $14.966          $12.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               24
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.198          $11.734
  Accumulation Unit Value at end of
   period                                    $13.282          $12.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    586              377
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.405          $11.030
  Accumulation Unit Value at end of
   period                                    $12.321          $11.405
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    333              394

APP II-14

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.358           $7.590
  Accumulation Unit Value at end of
   period                                     $8.871           $8.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.680           $7.011
  Accumulation Unit Value at end of
   period                                     $8.086           $7.680
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     62               66
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.981           $9.053
  Accumulation Unit Value at end of
   period                                    $11.127           $9.981
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,871            1,019
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.516           $7.765
  Accumulation Unit Value at end of
   period                                     $9.417           $8.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,172            1,140
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.055           $5.306
  Accumulation Unit Value at end of
   period                                     $6.126           $6.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    449              399
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.811           $5.120
  Accumulation Unit Value at end of
   period                                     $5.832           $5.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    433              482
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.638          $11.343
  Accumulation Unit Value at end of
   period                                    $15.233          $13.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    909              377
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.074          $10.096
  Accumulation Unit Value at end of
   period                                    $13.379          $12.074
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    518              578
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.040           $9.983
  Accumulation Unit Value at end of
   period                                    $10.307          $10.040
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    177               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.975           $9.971
  Accumulation Unit Value at end of
   period                                    $10.158           $9.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               10
MFS(R) RESEARCH INTERNATIONAL SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.985          $10.019
  Accumulation Unit Value at end of
   period                                    $14.847          $11.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     57                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.921          $10.018
  Accumulation Unit Value at end of
   period                                    $14.650          $11.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                2

                                                                   APP II-15

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.617           $9.472
  Accumulation Unit Value at end of
   period                                    $11.572          $10.617
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.546           $9.459
  Accumulation Unit Value at end of
   period                                    $11.403          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                9
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.061          $13.598
  Accumulation Unit Value at end of
   period                                    $15.523          $14.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,959            1,860
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.576          $12.227
  Accumulation Unit Value at end of
   period                                    $13.773          $12.576
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,991            2,026
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.639          $13.768
  Accumulation Unit Value at end of
   period                                    $17.453          $14.639
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    373              148
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.330          $13.549
  Accumulation Unit Value at end of
   period                                    $16.948          $14.330
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    225              131
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.585          $14.600
  Accumulation Unit Value at end of
   period                                    $20.136          $16.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,001              438
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.235          $14.367
  Accumulation Unit Value at end of
   period                                    $19.553          $16.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    489              372
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.683          $15.153
  Accumulation Unit Value at end of
   period                                    $19.484          $16.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,695            4,108
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.408          $13.157
  Accumulation Unit Value at end of
   period                                    $16.694          $14.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,125            2,145
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.733          $14.727
  Accumulation Unit Value at end of
   period                                    $23.737          $18.733
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    304              159
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.607          $12.335
  Accumulation Unit Value at end of
   period                                    $19.618          $15.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    165              157

APP II-16

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.104          $10.823
  Accumulation Unit Value at end of
   period                                    $14.502          $12.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,739            1,634
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.157          $10.030
  Accumulation Unit Value at end of
   period                                    $13.261          $11.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,596            1,616
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.202          $12.979
  Accumulation Unit Value at end of
   period                                    $17.068          $14.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,655            4,070
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.772          $11.734
  Accumulation Unit Value at end of
   period                                    $15.227          $12.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,945            1,941

                                                                   APP II-17

-------------------------------------------------------------------------------

SERIES I:

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.501          $10.384           $9.896
  Accumulation Unit Value at end of
   period                                    $11.498          $10.501          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               27               24
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.355          $10.322           $9.880
  Accumulation Unit Value at end of
   period                                    $11.248          $10.355          $10.322
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.132          $10.030           $9.637
  Accumulation Unit Value at end of
   period                                    $10.410          $10.132          $10.030
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,524              824              188
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.991           $9.970           $9.622
  Accumulation Unit Value at end of
   period                                    $10.183           $9.991           $9.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    169               99               28
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.734          $10.632          $10.072
  Accumulation Unit Value at end of
   period                                    $12.300          $10.734          $10.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    317              187               49
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.585          $10.569          $10.056
  Accumulation Unit Value at end of
   period                                    $12.032          $10.585          $10.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               24                9
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.605          $10.588           $9.930
  Accumulation Unit Value at end of
   period                                    $12.753          $11.605          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              213               62
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.444          $10.525           $9.914
  Accumulation Unit Value at end of
   period                                    $12.476          $11.444          $10.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               24                7
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.867          $10.959           $9.938
  Accumulation Unit Value at end of
   period                                    $13.665          $11.867          $10.959
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    291              237               62
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.702          $10.893           $9.922
  Accumulation Unit Value at end of
   period                                    $13.368          $11.702          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32                7
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.079          $10.750          $10.085
  Accumulation Unit Value at end of
   period                                    $12.615          $11.079          $10.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,079              635              160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.925          $10.686          $10.069
  Accumulation Unit Value at end of
   period                                    $12.341          $10.925          $10.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    140               81               28

APP II-18

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST GOVERNMENT BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.244          $10.072           $9.598
  Accumulation Unit Value at end of
   period                                    $10.457          $10.244          $10.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    610              337               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.101          $10.012           $9.582
  Accumulation Unit Value at end of
   period                                    $10.230          $10.101          $10.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               31                7
JPMORGAN INSURANCE TRUST INTREPID GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.913          $10.530          $10.084
  Accumulation Unit Value at end of
   period                                    $11.346          $10.913          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                7                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.762          $10.466          $10.068
  Accumulation Unit Value at end of
   period                                    $11.099          $10.762          $10.466
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.755          $11.041           $9.960
  Accumulation Unit Value at end of
   period                                    $14.360          $12.755          $11.041
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               21               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.577          $10.974           $9.944
  Accumulation Unit Value at end of
   period                                    $14.048          $12.577          $10.974
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                3               --

                                                                   APP II-19

-------------------------------------------------------------------------------

SERIES II:

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.501          $10.086
  Accumulation Unit Value at end of
   period                                    $11.498          $10.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.355           $9.998
  Accumulation Unit Value at end of
   period                                    $11.248          $10.355
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.132          $10.070
  Accumulation Unit Value at end of
   period                                    $10.410          $10.132
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,524              824
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.991           $9.982
  Accumulation Unit Value at end of
   period                                    $10.183           $9.991
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    169               99
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.734          $10.058
  Accumulation Unit Value at end of
   period                                    $12.300          $10.734
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    317              187
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.585           $9.971
  Accumulation Unit Value at end of
   period                                    $12.032          $10.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               24
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.605          $10.129
  Accumulation Unit Value at end of
   period                                    $12.753          $11.605
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              213
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.444          $10.041
  Accumulation Unit Value at end of
   period                                    $12.476          $11.444
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               24
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.867          $10.746
  Accumulation Unit Value at end of
   period                                    $13.665          $11.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    291              237
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.702          $10.653
  Accumulation Unit Value at end of
   period                                    $13.368          $11.702
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.079          $10.309
  Accumulation Unit Value at end of
   period                                    $12.615          $11.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,079              635
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.925          $10.219
  Accumulation Unit Value at end of
   period                                    $12.341          $10.925
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    140               81

APP II-20

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
JPMORGAN INSURANCE TRUST GOVERNMENT BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.244          $10.209
  Accumulation Unit Value at end of
   period                                    $10.457          $10.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    610              337
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.101          $10.121
  Accumulation Unit Value at end of
   period                                    $10.230          $10.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               31
JPMORGAN INSURANCE TRUST INTREPID GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.913           $9.663
  Accumulation Unit Value at end of
   period                                    $11.346          $10.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.762           $9.579
  Accumulation Unit Value at end of
   period                                    $11.099          $10.762
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.755          $10.877
  Accumulation Unit Value at end of
   period                                    $14.360          $12.755
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.577          $10.783
  Accumulation Unit Value at end of
   period                                    $14.048          $12.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                3
STI CLASSIC VT CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.207           $1.156
  Accumulation Unit Value at end of
   period                                     $1.319           $1.207
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    275              107
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.184           $1.140
  Accumulation Unit Value at end of
   period                                     $1.284           $1.184
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               18
STI CLASSIC VT LARGE CAP RELATIVE VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.571           $1.457
  Accumulation Unit Value at end of
   period                                     $1.801           $1.571
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.542           $1.437
  Accumulation Unit Value at end of
   period                                     $1.753           $1.542
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.508           $1.437
  Accumulation Unit Value at end of
   period                                     $1.822           $1.508
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.480           $1.417
  Accumulation Unit Value at end of
   period                                     $1.774           $1.480
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                8

                    APP A-1

--------------------------------------------------------------------------------

APPENDIX A -- PRODUCT COMPARISON INFORMATION

In addition to the variable annuity Contract described in this prospectus, we offer other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the "Director M" and "Leaders" suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.

Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.

Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I. KEY DIFFERENCES

              MINIMUM INITIAL
                  PREMIUM
                           NON-
          QUALIFIED      QUALIFIED
CONTRACT  CONTRACT       CONTRACT                           SALES CHARGE
----------------------------------------------------------------------------------------
ACCESS     $10,000        $2,000                                                 None
CORE       $1,000         $1,000    Year      1        2        3        4        5
                                    CDSC(2)  7%       7%       7%       6%       5%
OUTLOOK    $10,000        $2,000    Year      1        2        3        4       5+
                                    CDSC(2)  7%       6%       5%       4%       0%
PLUS       $10,000        $2,000    Year      1        2        3        4        5
                                    CDSC(2)  8%       8%       8%       8%       7%


                                          MORTALITY &                    MAXIMUM
                                          EXPENSE RISK     PAYMENT       UP-FRONT
CONTRACT           SALES CHARGE            CHARGE(1)     ENHANCEMENT    COMMISSION
--------  -------------------------------------------------------------------------
ACCESS                                       1.55%           No             2%
CORE       6        7       8+
          4%       3%       0%               1.15%           No             7%
OUTLOOK
                                             1.50%           No           5.75%
PLUS       6        7        8       9+
          6%       5%       4%       0%      1.50%         Yes(3)          6.5%

APP A-2

--------------------------------------------------------------------------------

II. EXPENSES

The following Example is intended to help you compare the cost of investing in any of these forms of contract. The Example uses the same assumptions referenced in Section 2. The data reflected does not take into account Funds available in proprietary versions of our variable annuities.

(1) If you Surrender your variable annuity at the end of the applicable time period:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                 $559   $1,782   $2,946        $5,770
Core                                 $1,211   $2,321   $3,225        $5,461
Outlook                              $1,257   $2,232   $2,924        $5,732
Plus                                 $1,352   $2,510   $3,559        $5,732

(2)  If you annuitize at the end of the applicable time period:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                $ 494   $1,677   $2,841        $5,665
Core                                  $ 453   $1,561   $2,659        $5,356
Outlook                               $ 489   $1,663   $2,819        $5,627
Plus                                  $ 489   $1,663   $2,819        $5,627

(3)  If you do not Surrender your variable annuity:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                $ 599   $1,782   $2,946        $5,770
Core                                  $ 558   $1,666   $2,764        $5,461
Outlook                               $ 594   $1,768   $2,924        $5,732
Plus                                  $ 594   $1,768   $2,924        $5,732

                    APP A-3

--------------------------------------------------------------------------------

III. INVESTMENT OPTIONS(4) (STANDARD)

                                                                  INVESTMENT ADVISER/SUB-
FUNDING OPTION                      INVESTMENT OBJECTIVE                  ADVISER               CORE    ACCESS    PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
(1)
 AIM V.I. Basic Value Fund --  Long-term growth of capital     A I M Advisors, Inc.               X        X        X        X
  Series I
 AIM V.I. Capital              Growth of capital               A I M Advisors, Inc.               X        X        X        X
  Appreciation Fund -- Series
  I
 AIM V.I. Core Equity Fund --  Growth of capital               A I M Advisors, Inc.               X        X        X        X
  Series I
 AIM V.I. Government           To achieve a high level of      A I M Advisors, Inc.               X        X        X        X
  Securities Fund -- Series I  current income consistent with reasonable concern for safety
                               of principal
 AIM V.I. International        To provide long-term growth of  A I M Advisors, Inc.               X        X        X        X
  Growth Fund -- Series I      capital
 AIM V.I. Large Cap Growth     Long-term growth of capital     A I M Advisors, Inc.               X        X        X        X
  Fund -- Series I
 AIM V.I. Mid Cap Core Equity  Long-term growth of capital     A I M Advisors, Inc.               X        X        X        X
  Fund -- Series I
 AIM V.I. Small Cap Equity     Long-term growth of capital     A I M Advisors, Inc.               X        X        X        X
  Fund -- Series I
AMERICAN FUNDS INSURANCE
SERIES
 American Funds Asset          High total return, including    Capital Research and               X        X        X        X
  Allocation Fund -- Class 2   income and capital gains,       Management Company
                               consistent with the
                               preservation of capital over
                               the long term
 American Funds Blue Chip      Produce income exceeding the    Capital Research and               X        X        X        X
  Income and Growth Fund --    average yield on U.S. stocks    Management Company
  Class 2                      generally (as represented by
                               the average yield on the
                               Standard & Poor's 500
                               Composite Index) and to
                               provide an opportunity for
                               growth of principal consistent
                               with sound common stock
                               investing
 American Funds Bond Fund --   High level of current income    Capital Research and               X        X        X        X
  Class 2                      as is consistent with the       Management Company
                               preservation of capital

APP A-4

--------------------------------------------------------------------------------

                                                                  INVESTMENT ADVISER/SUB-
FUNDING OPTION                      INVESTMENT OBJECTIVE                  ADVISER               CORE    ACCESS    PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
 American Funds Global Bond    Seeks to provide you, over the  Capital Research and               X        X        X        X
  Fund -- Class 2              long term, with a high level    Management Company
                               of total return as consistent
                               with prudent management, by
                               investing primarily in
                               investment grade bonds issued
                               by entities based around the
                               world and denominated in
                               various currencies, including
                               U.S. dollars
 American Funds Global Growth  Seeks to make your investment   Capital Research and               X        X        X        X
  and Income Fund -- Class 2   grow over time and provide you  Management Company
                               with current income by
                               investing primarily in stocks
                               of well-established companies
                               located around the world
 American Funds Global Growth  Seeks to make your investment   Capital Research and               X        X        X        X
  Fund -- Class 2              grow over time by investing     Management Company
                               primarily in common stocks of
                               companies located around the
                               world
 American Funds Global Small   Seeks to make your investment   Capital Research and               X        X        X        X
  Capitalization Fund --       grow over time by investing     Management Company
  Class 2                      primarily in stocks of smaller
                               companies located around the
                               world
 American Funds Growth Fund    Seeks to make your investment   Capital Research and               X        X        X        X
  -- Class 2                   grow by investing primarily in  Management Company
                               common stocks of companies
                               that appear to offer superior
                               opportunities for growth of
                               capital
 American Funds Growth-Income  Seeks to make your investment   Capital Research and               X        X        X        X
  Fund -- Class 2              grow and provide you with       Management Company
                               income over time by investing
                               primarily in common stocks or
                               other securities that
                               demonstrate the potential for
                               appreciation and/or dividends
 American Funds International  Seeks to make your investment   Capital Research and               X        X        X        X
  Fund -- Class 2              grow over time by investing     Management Company
                               primarily in common stocks of
                               companies located outside the
                               United States
 American Funds New World      Long-term capital appreciation  Capital Research and               X        X        X        X
  Fund -- Class 2                                              Management Company

                    APP A-5

--------------------------------------------------------------------------------

                                                                  INVESTMENT ADVISER/SUB-
FUNDING OPTION                      INVESTMENT OBJECTIVE                  ADVISER               CORE    ACCESS    PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE
INSURANCE PRODUCTS TRUST
 Franklin Flex Cap Growth      Capital appreciation            Franklin Advisers, Inc.            X        X        X        X
  Securities Fund -- Class 2
 Franklin Income Securities    Maximize income while           Franklin Advisers, Inc.            X        X        X        X
  Fund -- Class 2              maintaining prospects for
                               capital appreciation
 Franklin Large Cap Growth     Capital appreciation            Franklin Advisers, Inc.            X        X        X        X
  Securities Fund -- Class 2
 Franklin Large Cap Value      Long-term capital appreciation  Franklin Advisory Services,        X        X        X        X
  Securities Fund -- Class 2                                   LLC
 Franklin Rising Dividends     Long-term capital appreciation  Franklin Advisory Services,        X        X        X        X
  Securities Fund -- Class 2   with preservation of capital    LLC
                               as an important consideration
 Franklin Small-Mid Cap        Long-term capital growth        Franklin Advisers, Inc.            X        X        X        X
  Growth Securities Fund --
  Class 2 (2)
 Franklin Strategic Income     High level of current income,   Franklin Advisers, Inc.            X        X        X        X
  Securities Fund -- Class 1   with capital appreciation over
                               the long term as a secondary
                               goal
 Mutual Discovery Securities   Capital appreciation            Franklin Mutual Advisers, LLC      X        X        X        X
  Fund -- Class 2                                              Sub-advised by Franklin
                                                               Templeton Investment
                                                               Management Limited
 Mutual Shares Securities      Capital appreciation, with      Franklin Mutual Advisers, LLC      X        X        X        X
  Fund -- Class 2              income as a secondary goal
 Templeton Developing Markets  Long-term capital appreciation  Templeton Asset Management         X        X        X        X
  Securities Fund -- Class 1                                   Ltd.
 Templeton Foreign Securities  Long-term capital growth        Templeton Investment Counsel,      X        X        X        X
  Fund -- Class 2                                              LLC
                                                               Sub-advised by Franklin
                                                               Templeton Investment
                                                               Management Limited
 Templeton Growth Securities   Long-term capital growth        Templeton Global Advisors          X        X        X        X
  Fund -- Class 2                                              Limited
                                                               Sub-advised by Templeton Asset
                                                               Management Ltd.
HARTFORD SERIES FUND, INC.
 Hartford Money Market HLS     Maximum current income          HL Investment Advisors, LLC        X        X        X        X
  Fund -- Class IA             consistent with liquidity and   Sub-advised by Hartford
                               preservation of capital         Investment Management Company

APP A-6

--------------------------------------------------------------------------------

                                                                  INVESTMENT ADVISER/SUB-
FUNDING OPTION                      INVESTMENT OBJECTIVE                  ADVISER               CORE    ACCESS    PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE
TRUST
 MFS(R) Core Equity Series --  Capital appreciation            MFS Investment Management(R)       X        X        X        X
  Initial Class (3)+
 MFS(R) Emerging Growth        Capital appreciation            MFS Investment Management(R)       X        X        X        X
  Series -- Initial Class
 MFS(R) Global Equity Series   Capital appreciation            MFS Investment Management(R)       X        X        X        X
  -- Initial Class
 MFS(R) High Income Series --  Total return with an emphasis   MFS Investment Management(R)       X        X        X        X
  Initial Class                on high current income, but
                               also considering capital
                               appreciation
 MFS(R) Investors Growth       Capital appreciation            MFS Investment Management(R)       X        X        X        X
  Stock Series -- Initial
  Class
 MFS(R) Investors Trust        Capital appreciation            MFS Investment Management(R)       X        X        X        X
  Series -- Initial Class
 MFS(R) Mid Cap Growth Series  Capital appreciation            MFS Investment Management(R)       X        X        X        X
  -- Initial Class
 MFS(R) New Discovery Series   Capital appreciation            MFS Investment Management(R)       X        X        X        X
  -- Initial Class
 MFS(R) Research Bond Series   Total return with an emphasis   MFS Investment Management(R)       X        X        X        X
  -- Initial Class             on current income, but also
                               considering capital
                               appreciation
 MFS(R) Research               Capital appreciation            MFS Investment Management(R)       X        X        X        X
  International Series --
  Initial Class
 MFS(R) Research Series --     Capital appreciation            MFS Investment Management(R)       X        X        X        X
  Initial Class
 MFS(R) Total Return Series    Total return                    MFS Investment Management(R)       X        X        X        X
  -- Initial Class
 MFS(R) Value Series --        Capital appreciation            MFS Investment Management(R)       X        X        X        X
  Initial Class

+ Closed to Contracts issued on or after May 2, 2005.

Notes

(1)  Formerly AIM Variable Insurance Funds, Inc.

(2)  Formerly Franklin Small Cap Fund.

(3)  Formerly MFS(R) Capital Opportunities Series -- Initial Class.

                    APP A-7

--------------------------------------------------------------------------------

IV. UNDERLYING FUNDS (PROPRIETARY)

                                                                  INVESTMENT ADVISER/SUB-
FUNDING OPTION                      INVESTMENT OBJECTIVE                  ADVISER               CORE    ACCESS    PLUS    OUTLOOK
---------------------------------------------------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST
 JPMorgan Insurance Trust      Total return while preserving   JPMorgan Investment Advisors       X
  Balanced Portfolio 1         capital                         Inc. (formerly Banc One
                                                               Investment Advisors
                                                               Corporation)
 JPMorgan Insurance Trust      Maximize total return by        JPMorgan Investment Advisors       X
  Core Bond Portfolio 1        investing primarily in a        Inc. (formerly Banc One
                               diversified portfolio of        Investment Advisors
                               intermediate- and long-term     Corporation)
                               debt securities
 JPMorgan Insurance Trust      Seeks to provide high total     JPMorgan Investment Advisors       X
  Diversified Equity           return from a portfolio of      Inc. (formerly Banc One
  Portfolio 1                  selected equity securities      Investment Advisors
                                                               Corporation)
 JPMorgan Insurance Trust      Growth of capital and,          JPMorgan Investment Advisors       X
  Diversified Mid Cap Growth   secondarily, current income by  Inc. (formerly Banc One
  Portfolio 1                  investing primarily in equity   Investment Advisors
                               securities                      Corporation)
 JPMorgan Insurance Trust      Capital appreciation with the   JPMorgan Investment Advisors       X
  Diversified Mid Cap Value    secondary goal of achieving     Inc. (formerly Banc One
  Portfolio 1                  current income by investing     Investment Advisors
                               primarily in equity securities  Corporation)
 JPMorgan Insurance Trust      Investment results that         JPMorgan Investment Advisors       X
  Equity Index Portfolio 1     correspond to the aggregate     Inc. (formerly Banc One
                               price and dividend performance  Investment Advisors
                               of securities in the Standard   Corporation)
                               & Poor's 500 Composite Stock
                               Price Index (S&P 500 Index)*
 JPMorgan Insurance Trust      High level of current income    JPMorgan Investment Advisors       X
  Government Bond Portfolio 1  with liquidity and safety of    Inc. (formerly Banc One
                               principal                       Investment Advisors
                                                               Corporation)
 JPMorgan Insurance Trust      Seeks to provide long-term      JPMorgan Investment Advisors       X
  Intrepid Growth Portfolio 1  capital growth                  Inc. (formerly Banc One
  (1)                                                          Investment Advisors
                                                               Corporation)
 JPMorgan Insurance Trust      Long-term capital growth by     JPMorgan Investment Advisors       X
  Intrepid Mid Cap Portfolio   investing primarily in equity   Inc. (formerly Banc One
  1                            securities of companies with    Investment Advisors
                               intermediate capitalizations    Corporation)

NOTES

(1)  Formerly JPMorgan Insurance Trust Large Cap Growth Portfolio 1.

APP A-8

--------------------------------------------------------------------------------

V. ANNUAL FUND OPERATING EXPENSES

The following table shows the Total Annual Fund Operating Expenses for each underlying Fund as of its year end. Actual fees and expenses for the underlying Funds vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly-available information and is qualified in its entirety by the then current prospectus for each underlying Fund. These expenses may vary from year to year.

UNDERLYING FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

                                                    DISTRIBUTION
                                                       AND/OR                               ACQUIRED
                                                       SERVICE                                FUND
                                  MANAGEMENT           (12B-1)             OTHER            FEES AND
UNDERLYING FUND:                      FEE               FEES             EXPENSES           EXPENSES
---------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Basic Value Fund --         0.72%                N/A              0.30%              0.00%
  Series I
 AIM V.I. Capital                     0.61%                N/A              0.30%              0.00%
  Appreciation Fund --Series
  I
 AIM V.I. Core Equity Fund --         0.61%                N/A              0.28%              0.02%
  Series I
 AIM V.I. Government                  0.46%                N/A              0.31%              0.02%
  Securities Fund -- Series I
 AIM V.I. International               0.72%                N/A              0.38%              0.01%
  Growth Fund -- Series I
 AIM V.I. Large Cap Growth            0.75%                N/A              0.48%              0.00%
  Fund -- Series I
 AIM V.I. Mid Cap Core Equity         0.72%                N/A              0.32%              0.02%
  Fund -- Series I
 AIM V.I. Small Cap Equity            0.75%                N/A              0.53%              0.01%
  Fund -- Series I
AMERICAN FUNDS INSURANCE
 SERIES
 American Funds Asset                 0.32%              0.25%              0.01%                N/A
  Allocation Fund -- Class 2*
 American Funds Blue Chip             0.42%              0.25%              0.01%                N/A
  Income and Growth Fund --
  Class 2*
 American Funds Bond Fund --          0.41%              0.25%              0.01%                N/A
  Class 2*
 American Funds Global Bond           0.57%              0.25%              0.04%                N/A
  Fund -- Class 2*
 American Funds Global Growth         0.69%              0.25%              0.03%                N/A
  and Income Fund -- Class 2*
 American Funds Global Growth         0.55%              0.25%              0.03%                N/A
  Fund -- Class 2*
 American Funds Global Small          0.72%              0.25%              0.05%                N/A
  Capitalization Fund --
  Class 2*
 American Funds Growth Fund           0.32%              0.25%              0.02%                N/A
  -- Class 2*
 American Funds Growth-               0.27%              0.25%              0.01%                N/A
  Income Fund -- Class 2*
 American Funds International         0.50%              0.25%              0.04%                N/A
  Fund --Class 2*
 American Funds New World             0.81%              0.25%              0.07%                N/A
  Fund -- Class 2*
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
 Franklin Flex Cap Growth             0.58%              0.25%              0.16%                N/A
  Securities Fund -- Class 2*
 Franklin Income Securities           0.46%              0.25%              0.01%                N/A
  Fund -- Class 2*
 Franklin Large Cap Growth            0.72%              0.25%              0.04%                N/A
  Securities Fund - - Class
  2*
 Franklin Large Cap Value             0.45%              0.25%              0.28%                N/A
  Securities Fund -- Class 2*

                                                      CONTRACTUAL
                                     TOTAL            FEE WAIVER           NET TOTAL
                                    ANNUAL              AND/OR               ANNUAL
                                   OPERATING            EXPENSE            OPERATING
UNDERLYING FUND:                   EXPENSES          REIMBURSEMENT          EXPENSES
-----------------------------  ----------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS
 AIM V.I. Basic Value Fund --         1.02%               0.05%               0.97%  (1)
  Series I
 AIM V.I. Capital                     0.91%                 N/A               0.91%  (2)
  Appreciation Fund --Series
  I
 AIM V.I. Core Equity Fund --         0.91%                 N/A               0.91%  (3)
  Series I
 AIM V.I. Government                  0.79%               0.04%               0.75%  (4)
  Securities Fund -- Series I
 AIM V.I. International               1.11%                 N/A               1.11%  (5)
  Growth Fund -- Series I
 AIM V.I. Large Cap Growth            1.23%               0.21%               1.02%  (6)
  Fund -- Series I
 AIM V.I. Mid Cap Core Equity         1.06%                 N/A               1.06%  (7)
  Fund -- Series I
 AIM V.I. Small Cap Equity            1.29%               0.13%               1.16%  (8)
  Fund -- Series I
AMERICAN FUNDS INSURANCE
 SERIES
 American Funds Asset                 0.58%                 N/A               0.58%  (10)
  Allocation Fund -- Class 2*
 American Funds Blue Chip             0.68%                 N/A               0.68%  (10)
  Income and Growth Fund --
  Class 2*
 American Funds Bond Fund --          0.67%                 N/A               0.67%  (10)
  Class 2*
 American Funds Global Bond           0.86%                 N/A               0.86%  (9)
  Fund -- Class 2*
 American Funds Global Growth         0.97%                 N/A               0.97%  (9)
  and Income Fund -- Class 2*
 American Funds Global Growth         0.83%                 N/A               0.83%  (10)
  Fund -- Class 2*
 American Funds Global Small          1.02%                 N/A               1.02%  (10)
  Capitalization Fund --
  Class 2*
 American Funds Growth Fund           0.59%                 N/A               0.59%  (10)
  -- Class 2*
 American Funds Growth-               0.53%                 N/A               0.53%  (10)
  Income Fund -- Class 2*
 American Funds International         0.79%                 N/A               0.79%  (10)
  Fund --Class 2*
 American Funds New World             1.13%               0.00%               1.13%  (10)
  Fund -- Class 2*
FRANKLIN TEMPLETON VARIABLE
 INSURANCE PRODUCTS TRUST
 Franklin Flex Cap Growth             0.99%                 N/A               0.99%  (11)
  Securities Fund -- Class 2*
 Franklin Income Securities           0.72%                 N/A               0.72%  (12)
  Fund -- Class 2*
 Franklin Large Cap Growth            1.01%                 N/A               1.01%  (12)
  Securities Fund - - Class
  2*
 Franklin Large Cap Value             0.98%                 N/A               0.98%  (13)
  Securities Fund -- Class 2*

                    APP A-9

--------------------------------------------------------------------------------

                                                    DISTRIBUTION
                                                       AND/OR                               ACQUIRED
                                                       SERVICE                                FUND
                                  MANAGEMENT           (12B-1)             OTHER            FEES AND
UNDERLYING FUND:                      FEE               FEES             EXPENSES           EXPENSES
---------------------------------------------------------------------------------------------------------
 Franklin Rising Dividends            0.60%              0.25%              0.03%                N/A
  Securities Fund -- Class 2*
 Franklin Small-Mid Cap               0.48%              0.25%              0.30%                N/A
  Growth Securities Fund - -
  Class 2*
 Franklin Strategic Income            0.39%              0.25%              0.25%                N/A
  Securities Fund -- Class 1*
 Mutual Discovery Securities          0.80%              0.25%              0.23%                N/A
  Fund -- Class 2*
 Mutual Shares Securities             0.60%              0.25%              0.21%                N/A
  Fund -- Class 2*
 Templeton Developing Markets         1.23%                N/A              0.24%                N/A
  Securities Fund -- Class 1
 Templeton Foreign Securities         0.63%              0.25%              0.18%                N/A
  Fund -- Class 2*
 Templeton Growth Securities          0.74%              0.25%              0.04%                N/A
  Fund -- Class 2*
HARTFORD SERIES FUND, INC.
 Hartford Money Market HLS            0.45%                N/A              0.03%                N/A
  Fund -- Class IA
JPMORGAN INSURANCE TRUST
 JPMorgan Insurance Trust             0.55%                N/A              0.18%                N/A
  Balanced Portfolio 1
 JPMorgan Insurance Trust             0.40%                N/A              0.20%              0.02%
  Core Bond Portfolio 1
 JPMorgan Insurance Trust             0.55%                N/A              0.25%                N/A
  Diversified Equity
  Portfolio 1
 JPMorgan Insurance Trust             0.65%                N/A              0.26%                N/A
  Diversified Mid Cap Growth
  Portfolio 1
 JPMorgan Insurance Trust             0.65%                N/A              0.27%              0.01%
  Diversified Mid Cap Value
  Portfolio 1
 JPMorgan Insurance Trust             0.25%                N/A              0.30%                N/A
  Equity Index Portfolio 1
 JPMorgan Insurance Trust             0.40%                N/A              0.22%              0.01%
  Government Bond Portfolio 1
 JPMorgan Insurance Trust             0.65%                N/A              0.21%                N/A
  Intrepid Growth Portfolio 1
 JPMorgan Insurance Trust             0.65%                N/A              0.33%                N/A
  Intrepid Mid Cap Portfolio
  1
MFS(R) VARIABLE INSURANCE
 TRUST
 MFS(R) Core Equity Series --         0.75%                N/A              0.17%                N/A
  Initial Class
 MFS(R) Emerging Growth               0.75%                N/A              0.12%                N/A
  Series -- Initial Class
 MFS(R) Global Equity Series          1.00%                N/A              0.49%                N/A
  -- Initial Class
 MFS(R) High Income Series --         0.75%                N/A              0.16%                N/A
  Initial Class
 MFS(R) Investors Growth              0.75%                N/A              0.12%                N/A
  Stock Series -- Initial
  Class
 MFS(R) Investors Trust               0.75%                N/A              0.11%                N/A
  Series -- Initial Class
 MFS(R) Mid Cap Growth Series         0.75%                N/A              0.15%                N/A
  -- Initial Class
 MFS(R) New Discovery Series          0.90%                N/A              0.13%                N/A
  -- Initial Class
 MFS(R) Research Bond Series          0.60%                N/A              0.35%                N/A
  -- Initial Class
 MFS(R) Research                      0.90%                N/A              1.87%                N/A
  International Series --
  Initial Class

                                                      CONTRACTUAL
                                     TOTAL            FEE WAIVER           NET TOTAL
                                    ANNUAL              AND/OR               ANNUAL
                                   OPERATING            EXPENSE            OPERATING
UNDERLYING FUND:                   EXPENSES          REIMBURSEMENT          EXPENSES
-----------------------------  ----------------------------------------------------------
 Franklin Rising Dividends            0.88%                 N/A               0.88%  (14)
  Securities Fund -- Class 2*
 Franklin Small-Mid Cap               1.03%                 N/A               1.03%  (15)
  Growth Securities Fund - -
  Class 2*
 Franklin Strategic Income            0.89%                 N/A               0.89%  (16)
  Securities Fund -- Class 1*
 Mutual Discovery Securities          1.28%                 N/A               1.28%
  Fund -- Class 2*
 Mutual Shares Securities             1.06%                 N/A               1.06%
  Fund -- Class 2*
 Templeton Developing Markets         1.47%                 N/A               1.47%
  Securities Fund -- Class 1
 Templeton Foreign Securities         1.06%                 N/A               1.06%  (15)
  Fund -- Class 2*
 Templeton Growth Securities          1.03%                 N/A               1.03%  (17)
  Fund -- Class 2*
HARTFORD SERIES FUND, INC.
 Hartford Money Market HLS            0.48%                 N/A               0.48%  (18)
  Fund -- Class IA
JPMORGAN INSURANCE TRUST
 JPMorgan Insurance Trust             0.73%                 N/A               0.73%  (19)
  Balanced Portfolio 1
 JPMorgan Insurance Trust             0.62%                 N/A               0.62%  (20)
  Core Bond Portfolio 1
 JPMorgan Insurance Trust             0.80%                 N/A               0.80%  (21)
  Diversified Equity
  Portfolio 1
 JPMorgan Insurance Trust             0.91%               0.01%               0.90%  (22)
  Diversified Mid Cap Growth
  Portfolio 1
 JPMorgan Insurance Trust             0.93%               0.02%               0.91%  (23)
  Diversified Mid Cap Value
  Portfolio 1
 JPMorgan Insurance Trust             0.55%               0.15%               0.40%  (24)
  Equity Index Portfolio 1
 JPMorgan Insurance Trust             0.63%               0.02%               0.61%  (25)
  Government Bond Portfolio 1
 JPMorgan Insurance Trust             0.86%                 N/A               0.86%  (26)
  Intrepid Growth Portfolio 1
 JPMorgan Insurance Trust             0.98%               0.08%               0.90%  (27)
  Intrepid Mid Cap Portfolio
  1
MFS(R) VARIABLE INSURANCE
 TRUST
 MFS(R) Core Equity Series --         0.92%               0.02%               0.90%  (28)
  Initial Class
 MFS(R) Emerging Growth               0.87%                 N/A               0.87%  (29)
  Series -- Initial Class
 MFS(R) Global Equity Series          1.49%               0.34%               1.15%  (28)
  -- Initial Class
 MFS(R) High Income Series --         0.91%               0.03%               0.88%  (30)
  Initial Class
 MFS(R) Investors Growth              0.87%                 N/A               0.87%  (29)
  Stock Series -- Initial
  Class
 MFS(R) Investors Trust               0.86%                 N/A               0.86%  (29)
  Series -- Initial Class
 MFS(R) Mid Cap Growth Series         0.90%                 N/A               0.90%  (29)
  -- Initial Class
 MFS(R) New Discovery Series          1.03%                 N/A               1.03%  (29)
  -- Initial Class
 MFS(R) Research Bond Series          0.95%               0.25%               0.70%  (31)
  -- Initial Class
 MFS(R) Research                      2.77%               1.67%               1.10%  (32)
  International Series --
  Initial Class

APP A-10

--------------------------------------------------------------------------------

                                                    DISTRIBUTION
                                                       AND/OR                               ACQUIRED
                                                       SERVICE                                FUND
                                  MANAGEMENT           (12B-1)             OTHER            FEES AND
UNDERLYING FUND:                      FEE               FEES             EXPENSES           EXPENSES
---------------------------------------------------------------------------------------------------------
 MFS(R) Research Series - -
  Initial Class                        0.75%               N/A               0.14%               N/A
 MFS(R) Total Return Series
  -- Initial Class                     0.75%               N/A               0.10%               N/A
 MFS(R) Value Series --
  Initial Class                        0.75%               N/A               0.14%               N/A

                                                      CONTRACTUAL
                                     TOTAL            FEE WAIVER           NET TOTAL
                                    ANNUAL              AND/OR               ANNUAL
                                   OPERATING            EXPENSE            OPERATING
UNDERLYING FUND:                   EXPENSES          REIMBURSEMENT          EXPENSES
-----------------------------  ----------------------------------------------------------
 MFS(R) Research Series - -
  Initial Class                        0.89%                N/A                0.89%  (29)
 MFS(R) Total Return Series
  -- Initial Class                     0.85%               0.02%               0.83%  (33)
 MFS(R) Value Series --
  Initial Class                        0.89%                N/A                0.89%  (29)

* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     Through December 31, 2009, the Fund's adviser has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion).

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(2) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

                    APP A-11

--------------------------------------------------------------------------------

(3) The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(4) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 0.73% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

     The Fund's adviser has contractually agreed to waive a portion of its advisory fees by the Fund equal to 25% of the advisory fee the advisor receives from certain affiliated money market funds as a result of the Fund's investment of its cash balances in such affiliated money market funds. The voluntary waiver resulted in an aggregate reduction in advisory fees of 0.02% of the Fund for the year ended December 31, 2006.

(5) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(6) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

APP A-12

--------------------------------------------------------------------------------

     Through December 31, 2009, the Fund's adviser has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.695% (for average net assets up to $250 million) to 0.52% (for average net assets over $10 billion).

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.01% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(7) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest;
     (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

(8) Acquired Fund Fees and Expenses are not fees or expenses incurred by the Fund directly but are expenses of the investment companies in which the Fund invests. You incur these fees and expenses indirectly through the valuation of the Fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expense listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.

     Through April 30, 2008, the Fund's adviser has contractually agreed to waive a portion of its fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).

     As a result of the reorganization which will occur on or about May 1, 2007, the Fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization. The advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Series I shares to 1.15% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through at least April 30, 2008.

                    APP A-13

--------------------------------------------------------------------------------

(9) The Fund's investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the Funds' board, but it is expected to continue at this level until further review. The Fund's investment adviser and board intend to review the waiver as circumstances warrant. Expense ratios shown above do not reflect any waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Funds' prospectus and annual report.

     Based on estimated amounts for the current fiscal year.

(10) The Fund's investment adviser is currently waiving 10% of its management fee. The waiver may be discontinued at any time in consultation with the Funds' board, but it is expected to continue at this level until further review. The Fund's investment adviser and board intend to review the waiver as circumstances warrant. Expense ratios shown above do not reflect any waiver. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the Funds' prospectus and annual report.

(11) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

     The manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that net annual operating expenses, exclusive of acquired fund fees and expenses (0.03%), do not exceed 0.93%, for the period ending April 30, 2008. Without this reduction, management fees and total operating expenses would have been 0.75% and 1.32%, respectively. The manager has also agreed to reduce its fees for assets invested by the Fund in a Franklin Templeton money market fund (acquired fund fees and expenses). After April 30, 2008, the manager and administrator may discontinue their waiver or reduction of fees and expenses. The manager, however, is required by the Fund's board of trustees and an exemptive order by the SEC to reduce its fees to the extent of the Fund's fees and expenses of the acquired fund.

(12) The Fund administration fee is paid indirectly through the management fee.

(13) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

     The manager and administrator have agreed in advance to waive or limit their respective fees and to assume as their own certain expenses otherwise payable by the Fund so that net annual operating expenses, exclusive of acquired fund fees and expenses (0.04%), do not exceed 0.90%, for the period ending April 30, 2008. Without this reduction, management fees and total operating expenses would have been 0.75% and 1.41%, respectively. The manager has also agreed to reduce its fees for assets invested by the Fund in a Franklin Templeton money market fund (acquired fund fees and expenses). After April 30, 2008, the manager and administrator may discontinue their waiver or reduction of fees and expenses. The manager, however, is required by the Fund's board of trustees and an exemptive order by the SEC to reduce its fees to the extent of the Fund's fees and expenses of the acquired fund.

(14) The Fund administration fee is paid indirectly through the management fee.

     The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

(15) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

(16) The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the SEC.

(17) The Fund administration fee is paid indirectly through the management fee.

APP A-14

--------------------------------------------------------------------------------

(18) Effective January 1, 2007, HL Advisors voluntarily agreed to waive management fees of 0.05% of average total net assets until December 31, 2007. While such waiver is in effect, using the most recent fiscal year average net assets, the management fee is 0.40% and assuming "Other Expenses" remain as set forth in the table above, the annual operating expenses you may pay if you buy and hold Class IA shares of the Fund are 0.43%.

(19) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.78% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.78% of the average daily net assets through 4/30/08.

(20) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     "Acquired Fund Fees and Expenses" are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/06. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.

     The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of the average daily net assets through 4/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Fund would have been 0.60% of the average daily net assets.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of the average daily net assets through 4/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Fund would have been 0.60% of the average daily net assets.

(21) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.80% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.80% of the average daily net assets through 4/30/08.

                    APP A-15

--------------------------------------------------------------------------------

(22) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08.

(23) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     "Acquired Fund Fees and Expenses" are based on the allocation of the Fund's assets among the acquired funds calculated on a daily basis through the Fund's last fiscal year end. This amount reflects the allocation only through the fiscal year ending 12/31/06. "Acquired Fund Fees and Expenses" will vary with changes in the expenses of the Acquired Funds as well as allocation of the Fund's assets and may be higher or lower than those shown.

     The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Fund would have been 0.92% of the average daily net assets.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses of the Fund would have been 0.92% of the average daily net assets.

(24) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.40% of the average daily net assets through 4/30/08.

(25) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

APP A-16

--------------------------------------------------------------------------------

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.60% of the average daily net assets through 4/30/08.

(26) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08.

(27) "Other Expenses" have been calculated on the actual amounts incurred in the most recent fiscal year except that these expenses have been restated to reflect several new fee arrangements with fund service providers which were implemented in the past fiscal year, but which were not in place for the entire year.

     JPMorgan Investment Advisors Inc. and JPMorgan Funds Management Inc. have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08.

     JPMorgan Funds Management Inc. has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees' deferred compensation plan) exceed 0.90% of the average daily net assets through 4/30/08.

(28) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

     MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(29) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

(30) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

                    APP A-17

--------------------------------------------------------------------------------

     MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

     Effective August 1, 2006, MFS has agreed in writing to reduce its management fee to 0.70% on average daily net assets up to $1billion. During the fund's most recent fiscal year, this reduction amounted to 0.02%. This written agreement will remain in effect until modified by the fund's Board of Trustees.

(31) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

     MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.20% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

     MFS has agreed in writing to reduce its management fee to 0.50% of average daily net assets annually. This written agreement will remain in effect until modified by the fund's Board of Trustees.

(32) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

     MFS has agreed in writing to bear the funds' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.20% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses and will continue until at least April 30, 2008.

(33) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Net Expenses" would be lower.

     The fund's management fee as set forth in its Investment Advisory Agreement is 0.75% of average daily net assets annually. MFS has agreed in writing to reduce its management fee to 0.65% on average daily net assets in excess of $3 billion. For the fund's most recent fiscal year, the effective management fee was 0.73% of average daily net assets. This written agreement will remain in effect until modified by the fund's Board of Trustees.

THE EXPENSES ABOVE WERE PROVIDED BY THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THIS INFORMATION. FEES AND WAIVERS ARE SUBJECT TO CHANGE.

The foregoing discussion is qualified in its entirety by the prospectus for each form of Contract and in the event of any conflict between the discussion above and such prospectus, such prospectus shall prevail.

------------

(1) Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

(2) Each Premium Payment has its own Contingent Deferred Sales Charge (CDSC) schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

APP A-18

--------------------------------------------------------------------------------

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CDSC:

- Annual Withdrawal Amount -- During the Contract Years when a CDSC applies, you may take partial Surrenders up to 10% of the total Premium Payments otherwise subject to a CDSC. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- If you are a patient in a certified long-term care facility or other eligible facility -- We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

  For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

  This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

- Upon death of the Annuitant or any Contract Owner(s) -- No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

- Upon Annuitization -- The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

- For Required Minimum Distributions -- This allows Annuitants who are age 70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments -- We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period -- No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

(3) We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

-   Cancel your Contract during any "Free Look" period.

- Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

- Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

(4) Dollar cost averaging is not available for Access contracts. InvestEase Program is not available for Select Leaders and Select Dimensions contracts. Asset Rebalancing is called "Automatic Additions" in Select Leaders and Select Dimensions contracts.

                                                        APP B-1

--------------------------------------------------------------------------------

APPENDIX B -- OPTIONAL BENEFITS COMPARISONS

                         THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       PRINCIPAL FIRST        THE HARTFORD'S
FEATURES                   FOUNDATION            BUILDER II             BUILDER              PREFERRED          PRINCIPAL FIRST
----------------------------------------------------------------------------------------------------------------------------------
OBJECTIVES            Guaranteed income     - Guaranteed income   - Guaranteed income   - Guaranteed income   - Guaranteed income
                      for life              for life              for life or a set     for a set time        for a set time
                                            - Potential           time period           period (20 years      period (14 years
                                            automatic annual      - Potential           estimated)            estimated)
                                            Payment Base          automatic annual      - Principal           - Potential step-ups
                                            increases             Benefit Amount        protection            every 5 years
                                            (0 - 10%)             increases                                   - Principal
                                                                  (0 - 10%)                                   protection
DEATH BENEFIT         - Greater of          Same as Lifetime      - Greater of          Not Applicable        Not Applicable
                      Contract Value or     Income Foundation     Contract Value or
                      Premium Payments                            Benefit Amount
                      adjusted for partial                        - Replaces the
                      Surrenders                                  Standard Death
                      - Replaces the                              Benefit
                      Standard Death                              - MAV Plus (MAV
                      Benefit                                     only) may be
                      - MAV Plus (MAV                             purchased with this
                      only) may be                                rider
                      purchased with this
                      rider
AVAILABILITY          - Available at        Same as Lifetime      - Available at        - Available at        - Available at
                      Contract issue only   Income Foundation     Contract issue only   Contract issue or     Contract issue or
                      - Available subject                         - Subject to state    post issue on         post-issue on
                      to state approval                           approval of Lifetime  contracts effective   current products
                                                                  Income Builder II,    on or after 11/1/04   - Plus contracts
                                                                  closed to new         - Plus contracts      must reach the 1st
                                                                  investors             must reach the 1st    anniversary before
                                                                                        anniversary before    adding post-issue.
                                                                                        adding post-issue.
MAXIMUM ISSUE AGE     Qualified,            Qualified,            Qualified,            Qualified,            - Non-Qualified and
                      Non-Qualified         Non-Qualified         Non-Qualified         Non-Qualified         Roth IRA -- age 85
                      maximum issue age is  maximum issue age is  maximum issue age is  maximum issue age is  except for Outlook
                      80 for any Covered    75 for any Covered    75                    70                    and Access contracts
                      Life and Annuitant    Life and Annuitant.   (owner(s)/annuitant)  (owner(s)/annuitant)  which have a maximum issue age of 90
                                                                                                              - IRA/Qualified --
                                                                                                              age 80
REVOCABILITY          - Only the Lifetime   - Irrevocable         - Irrevocable         Revocable in writing  Irrevocable
                      Withdrawal Feature    - We may terminate    - We may terminate    anytime after the
                      is revocable by       the Rider upon Owner  the Rider upon Owner  5th anniversary of
                      client, revocation    default               default               the rider effective
                      can be requested in                                               date (6th rider
                      writing anytime                                                   year)
                      after the 5th
                      Contract Year or
                      upon Spousal
                      Continuation
                      - We may terminate
                      the Rider upon Owner
                      default

APP B-2

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       PRINCIPAL FIRST        THE HARTFORD'S
FEATURES                   FOUNDATION            BUILDER II             BUILDER              PREFERRED          PRINCIPAL FIRST
----------------------------------------------------------------------------------------------------------------------------------
RIDER COMPATIBILITY   Cannot be elected     Cannot be elected     Cannot be elected     Cannot be elected     Cannot be elected
                      with any of the       with any of the       with any of the       with any of the       with any of the
                      following:            following:            following:            following:            following:
                      - Principal First     - Principal First     - Principal First     - Principal First     - Principal First
                      - Principal First     - Principal First     - Principal First     - Lifetime Income     Preferred
                      Preferred             Preferred             Preferred             Builder               - Lifetime Income
                      - Premium Security    - Premium Security    - Premium Security    - Lifetime Income     Builder
                      - Lifetime Income     - Lifetime Income     - Lifetime Income     Builder II            - Lifetime Income
                      Builder I             Builder               Builder II            - Lifetime Income     Builder II
                      - Lifetime Income     - Lifetime Income     - Lifetime Income     Foundation            - Lifetime Income
                      Builder II            Foundation            Foundation                                  Foundation
ADDITIONAL CHARGE     0.30% (30 bps) of     - 0.40% (40 bps) of   - 0.40% (40 bps) of   Annual charge of      - Annual charge of
                      the Payment Base      the Payment Base      the Benefit Amount    0.20% (20 bps)        0.50% (50 bps)
                      charged annually on   charged annually on   charged annually on   assessed daily        assessed daily
                      each Contract         the Contract          the contract                                - Can increase the
                      Anniversary (flat     Anniversary (flat     anniversary (flat                           fee on or after the
                      dollar)               dollar)               dollar)                                     5th contract
                                            - Can increase the    - Can increase the                          anniversary and then
                                            fee on or after the   fee on or after the                         every 5 years
                                            5th anniversary from  5th contract                                thereafter only of
                                            the rider effective   anniversary and then                        step-up elected
                                            date and then every   every 5 years                               - Maximum charge of
                                            5 years thereafter    thereafter only if                          0.75%
                                            or upon Covered Life  annual Benefit
                                            changes               Amount increases
                                            - Maximum charge of   elected
                                            0.75%                 - Maximum charge of
                                                                  0.75%
BENEFIT AMOUNT        Not applicable        Not applicable        100% of Premium       - 100% of Premium     - 100% of Premium
                                                                  Payment when added    Payment when added    Payment when added
                                                                  at issue              at issue              at issue
                                                                                        - Contract Value on   - Contract Value on
                                                                                        the rider effective   the rider effective
                                                                                        date when added       date when added
                                                                                        post-issue            post- issue
PAYMENT BASE          100% of Premium       100% of Premium       Not applicable        Not applicable        Not applicable
                      Payment when added    Payment when added
                      at issue              at issue

                                                        APP B-3

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       PRINCIPAL FIRST        THE HARTFORD'S
FEATURES                   FOUNDATION            BUILDER II             BUILDER              PREFERRED          PRINCIPAL FIRST
----------------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL            - Varies based on:    Same as Lifetime      Not applicable        Not applicable        Not applicable
PERCENTAGE            - attained age of     Income Foundation
                      Relevant Covered
                      Life
                      - survivor option
                      chosen
                      - date of first
                      partial Surrender
                      - Withdrawal Percent
                      for Single Life
                      Option starts at 5%
                      and increases by
                      1/2% for every 5
                      year increment
                      between the Relevant
                      Covered Life's
                      attained ages 60 -
                      80
                      - Withdrawal Percent
                      for Joint/ Spousal
                      Life Option starts
                      at 4.5% and
                      increases by 1/2%
                      for every 5 year
                      increment between
                      the Relevant Covered
                      Life's attained ages
                      60 - 80
                      - The Withdrawal
                      Percent will be set
                      at the time of the
                      first partial
                      Surrender and is
                      based on the
                      attained age of the
                      Relevant Covered
                      Life

APP B-4

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       PRINCIPAL FIRST        THE HARTFORD'S
FEATURES                   FOUNDATION            BUILDER II             BUILDER              PREFERRED          PRINCIPAL FIRST
----------------------------------------------------------------------------------------------------------------------------------
ANNUAL AMOUNT         PRIOR TO AN ELIGIBLE  Same as Lifetime      PRIOR TO OWNER'S      BEGINNING             BEGINNING
AVAILABLE FOR         WITHDRAWAL YEAR:      Income Foundation     60TH BIRTHDAY:        IMMEDIATELY: Benefit  IMMEDIATELY: Benefit
SURRENDER             Partial                                     Benefit Payments      Payments equal 5% of  Payments equal 7% of
                      Surrenders(1) equal                         equal 5% multiplied   the Benefit Amount    the Benefit Amount
                      either:                                     by the Benefit
                      SINGLE LIFE OPTION                          Amount
                      -- 5% multiplied by                         CONTRACT
                      the greater of                              ANNIVERSARIES
                      Payment Base or                             IMMEDIATELY
                      Contract Value (on                          FOLLOWING THE
                      the Contract                                OWNER'S 60TH
                      Anniversary)                                BIRTHDAY -- ONLY IF
                      JOINT/SPOUSAL OPTION                        ELECTED: Lifetime
                      -- 4 1/2% multiplied                        Benefit Payments(2)
                      by the greater of                           equal 5% of the
                      Payment Base or                             Benefit Amount
                      Contract Value (on
                      the Contract
                      Anniversary)
                      DURING AN ELIGIBLE
                      WITHDRAWAL YEAR:
                      Lifetime Benefit
                      Payments equal
                      applicable
                      Withdrawal Percent
                      (varies by option
                      elected, Single Life
                      vs. Joint/Spousal)
                      multiplied by the
                      greater of Payment
                      Base or Contract
                      Value (on the
                      Contract
                      Anniversary)
RMD RESET             - Contracts enrolled  Same as Lifetime      - Contracts enrolled  - Contracts enrolled  - All partial
                      in automatic RMD      Income Foundation     in automatic RMD      in automatic RMD      Surrenders that go
                      (AIP) that go over                          (AIP) that go over    (AIP) that go over    over the 7% allowed
                      the annual Lifetime                         the 5% allowed will   the 5% allowed will   will result in a
                      Benefit Payment                             not result in a       not result in a       reset of the Benefit
                      amount will not                             reset of the Benefit  reset of the Benefit  Amount and possibly
                      result in a reset of                        Payment or Lifetime   Payment amount if no  a reset of the
                      the Lifetime Benefit                        Benefit Payment if    other partial         Benefit Payment
                      Payment if no other                         no other partial      Surrenders have       amount
                      partial Surrenders                          Surrenders have       occurred during the   - NOT 72t/q friendly
                      have occurred during                        occurred during the   Contract Year.
                      the Contract Year                           Contract Year         - NOT 72t/q friendly
                      - NOT 72t/q friendly                        - NOT 72t/q friendly

    (1) As in the case of any partial Surrender, taking partial Surrenders prior to an Eligible Withdrawal Year, will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee and Guaranteed Minimum Death Benefit.

    (2) Benefit Payments are still available after age 60 and may be different than the Lifetime Benefit Payment. The annual amount withdrawn can not exceed the greater of these two values.

                                                        APP B-5

--------------------------------------------------------------------------------

                         THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S        THE HARTFORD'S
                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       PRINCIPAL FIRST        THE HARTFORD'S
FEATURES                   FOUNDATION            BUILDER II             BUILDER              PREFERRED          PRINCIPAL FIRST
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT            - Not currently       Same as Lifetime      Not currently         - Not currently       None
RESTRICTIONS          enforced              Income Foundation     enforced              enforced
                      - Can be triggered                                                - If the
                      by changes in                                                     restrictions are
                      Covered Life                                                      violated, the
                      - If the                                                          withdrawal feature
                      restrictions are                                                  of this rider will
                      violated, the                                                     be revoked
                      Lifetime Withdrawal
                      Benefit of this
                      rider will be
                      revoked and the
                      Death Benefit only
                      will continue
OWNERSHIP CHANGES     Refer to Covered      Refer to Covered      - Ownership changes   - Ownership changes   Same as Principal
                      Life change feature   Life change feature   in the first 12       in the first 12       First Preferred
                      below                 below                 months from the       months from the
                                                                  effective date of     effective date of
                                                                  the rider will have   the rider will have
                                                                  no impact on the      no impact on the
                                                                  rider benefits as     rider benefits as
                                                                  long as age           long as age
                                                                  limitation is met     limitation is met
                                                                  - Ownership changes   - Ownership changes
                                                                  after the first 12    after the first 12
                                                                  months from the       months to someone
                                                                  effective date of     other than the
                                                                  the rider may cause   Spouse will cause a
                                                                  the Benefit Amount,   recalculation of the
                                                                  Benefit Payment and   Benefit Amount
                                                                  Lifetime Benefit
                                                                  Payment to be
                                                                  recalculated
SPOUSAL CONTINUATION  Refer to Spousal      Refer to Spousal      If spousal            There is no option    Spouse may choose to
                      Continuation feature  Continuation feature  continuation is       for the Spouse to     step up the Benefit
                      below                 below                 elected, there may    step up the Benefit   Amount to the
                                                                  be a Benefit Amount   Amount upon Spousal   current Contract
                                                                  increase to equal     Continuation          Value
                                                                  the then current
                                                                  Benefit Amount (this
                                                                  is automatic, NOT
                                                                  elected) providing
                                                                  he/she is younger
                                                                  than 76 years old
                                                                  and the rider is
                                                                  currently available
                                                                  for sale

APP B-6

--------------------------------------------------------------------------------

                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME
                      FOUNDATION -- SINGLE  BUILDER II -- SINGLE     FOUNDATION --         BUILDER II --
FEATURES                  LIFE OPTION           LIFE OPTION       JOINT/SPOUSAL OPTION  JOINT/SPOUSAL OPTION
------------------------------------------------------------------------------------------------------------
COVERED LIFE          - Natural Owner --    Same as Lifetime      - Natural Owner --    Same as Lifetime
                      Owner and Joint       Income Foundation --  The Covered Life is   Income Foundation --
                      Owner (if any) on     Single Life option    both Spouses (as      Joint/Spousal option
                      rider effective date                        defined by Federal
                      - Non-Natural Owner                         Law)
                      -- the Annuitant on                         - Non-Natural Owner
                      rider effective date                        -- the Annuitant on
                      - All age based                             rider effective date
                      benefit provisions                          - All age based
                      based on the                                provisions based on
                      attained age of the                         the attained age of
                      OLDER Covered Life                          the YOUNGER Covered
                                                                  Life
ISSUE RULES           No Additional         Same as Lifetime      - The sole primary    Same as Lifetime
                      Requirements          Income Foundation --  beneficiary (defined  Income Foundation --
                                            Single Life option    as the individual to  Joint/Spousal option
                                                                  receive the Death
                                                                  Benefit) must be the
                                                                  Owner's Spouse. If
                                                                  the Joint Owner is
                                                                  the Spouse, the
                                                                  primary beneficiary
                                                                  can be someone other
                                                                  than the Spouse
                                                                  - A joint Owner who
                                                                  is not the Owner's
                                                                  Spouse is not
                                                                  allowed.
                                                                  - We reserve the
                                                                  right to prohibit
                                                                  non-natural entities
                                                                  from being listed as
                                                                  Owner
COVERED LIFE CHANGE   - Covered Life        Same as Lifetime      - Covered Life        Same as Lifetime
                      changes within the    Income Foundation --  changes within the    Income Foundation --
                      first 6 months have   Single Life option    first 6 months have   Joint/Spousal option
                      no impact to the                            no impact to the      except Covered Life
                      Death Benefit or                            Death Benefit or      changes within the
                      Payment Base,                               Payment Base,         first 6 months have
                      however, the                                however, the          no impact to the
                      Withdrawal Percent                          Withdrawal Percent    Maximum Contract
                      and Lifetime Benefit                        and Lifetime Benefit  Value
                      Payment may change                          Payment may change
                      based on the                                based on the
                      attained age of new                         attained age of new
                      Relevant Covered                            Relevant Covered
                      Life                                        Life
                      - After the first 6                         - If Owner and their
                      months:                                     Spouse are no longer
                      - Covered Life                              married, for reasons
                      changes will cause a                        other than death,
                      reset in the                                Covered Life changes
                      benefits                                    may occur:
                      - Allow us to impose                        - If Surrenders have
                      investment                                  not been taken,
                      restrictions                                Owner may remove
                      - May cause an                              their Spouse and
                      increase in rider                           replace with new
                      charge                                      Spouse (both events
                                                                  do not need to occur
                                                                  at the same time)(3)
                                                                  - If Surrenders have
                                                                  been taken, Owner
                                                                  may remove their
                                                                  Spouse but may not
                                                                  add a new Spouse
                                                                  - Any other
                                                                  contractual change
                                                                  which causes a
                                                                  change in the
                                                                  Covered Life will
                                                                  cause the Withdrawal
                                                                  Feature to terminate

    (3) The Covered Life will be reset at time of removal and time of replacement. The Withdrawal Percent scale will be based on the younger Covered Life.

                                                        APP B-7

--------------------------------------------------------------------------------

                        LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME       LIFETIME INCOME
                      FOUNDATION -- SINGLE  BUILDER II -- SINGLE     FOUNDATION --         BUILDER II --
FEATURES                  LIFE OPTION           LIFE OPTION       JOINT/SPOUSAL OPTION  JOINT/SPOUSAL OPTION
------------------------------------------------------------------------------------------------------------
SPOUSAL CONTINUATION  - We will increase    Same as Lifetime      - We will increase    Same as Lifetime
                      the Contract Value    Income Foundation --  the Contract Value    Income Foundation --
                      to the Death Benefit  Single Life option    to the Death Benefit  Joint/Spousal option
                      value                                       value                 except the Maximum
                      - The Relevant                              - The Spouse may      Contract Value will
                      Covered Life will be                        elect to either:      be the greater of
                      re-determined on the                        A) Continue the       Contract Value or
                      date of the                                 Contract and rider;   Payment Base on the
                      continuation                                or                    continuation date
                      - The Payment Base                          B) Continue the
                      will be set equal to                        contract and revoke
                      the Contract Value,                         the Withdrawal
                      the Death Benefit                           Feature of the rider
                      will be set equal to                        If the Spouse elects
                      the Contract Value                          to continue the
                      and the Lifetime                            Contract and rider:
                      Benefit Payment and                         - The Payment Base
                      Withdrawal Percent                          will be set equal to
                      will be recalculated                        the greater of
                      on the continuation                         Contract Value or
                      date                                        Payment Base on the
                      - If Relevant                               continuation date
                      Covered Life is                             - The Withdrawal
                      greater than or                             Percent will remain
                      equal to 81 at the                          frozen at the
                      time of                                     current Withdrawal
                      continuation, the                           Percent if there
                      Rider will                                  have been partial
                      terminate. The Death                        Surrenders since the
                      Benefit will be                             rider effective
                      equal to the                                date. If not, the
                      Contract Value                              Withdrawal Percent
                                                                  will be based on the
                                                                  attained age of the
                                                                  remaining Covered
                                                                  Life on the Contract
                                                                  Anniversary prior to
                                                                  the first partial
                                                                  Surrender
                                                                  - The Lifetime
                                                                  Benefit Payment will
                                                                  be recalculated to
                                                                  equal the Withdrawal
                                                                  Percent multiplied
                                                                  by the greater of
                                                                  Contract Value or
                                                                  Payment Base on the
                                                                  continuation date

   The discussion above is qualified in its entirety by the terms and provisions of the prospectus attached and in the event of any conflict between the discussion above and the prospectus, the prospectus shall prevail.

                                                                     APP C-1

-------------------------------------------------------------------------------

APPENDIX C -- THE HARTFORD'S LIFETIME INCOME BUILDER

OBJECTIVE

Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider (called the Unified Benefit Design in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
    (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

- GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. DEPLETING THE BENEFIT AMOUNT BY TAKING SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

Subject to State approval of The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder is closed to new investors. This rider may not be available in all states or through all Registered Representatives. We reserve the right to withdraw this rider at any time.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Benefit Amount. . This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The rider fee will not be taken from the DCA Plus account. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments; However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner's or Annuitant's 75th birthday or the Annuity Commencement Date.

APP C-2

-------------------------------------------------------------------------------

- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
        (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

        (i)  the Contract Value immediately following the Surrender; or

        (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

- Benefit Amount limits. Your Benefit Amount can not be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.

Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

-   BENEFIT PAYMENTS

Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.

                                                                     APP C-3

-------------------------------------------------------------------------------

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.

If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

-   LIFETIME BENEFIT PAYMENTS

Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner's 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider's effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Lifetime Benefit Payment can be taken on any payment schedule that you request.

Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.

Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.

If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.

If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the Standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value IF the Contract Value is greater than zero.

APP C-4

-------------------------------------------------------------------------------

The Death Benefit is payable at the first death of an Owner or Annuitant. We will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us.

If the Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. Otherwise, the Death Benefit will fluctuate based on the Benefit Amount as reduced by Surrenders, Withdrawal Benefits and expenses as discussed above.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

Yes. This rider replaces the Standard Death Benefit. This rider can be elected along with MAV Plus.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.

If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.

Subject to our approval, which approval may be withheld or delayed for any reason, you may elect to defer the Annuity Commencement Date until you are eligible for the Fixed Lifetime and Period Certain Annuity Payout.

If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.

An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either
(A) or (B):

(A) If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A) If this rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

                                                                     APP C-5

-------------------------------------------------------------------------------

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.

If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.

-   FIXED PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

-   FIXED LIFETIME AND PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value in one of a number of asset allocation models, investment programs or fund-of-funds Sub-Accounts. If you violate the restrictions, then this rider, its benefits and its charges will terminate.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.

OTHER INFORMATION

For examples of how this rider works, see "Appendix I."

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is no longer actively marketed and is not available in any State where The Hartford's Lifetime Income Builder II is approved for sale.

- The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

APP C-6

-------------------------------------------------------------------------------

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

- Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another "lifetime" payout option and will not be subject to automatic Benefit Amount increases.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect Standard Death Benefits or optional riders other than MAV Plus.

- Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

- Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

-   Certain ownership changes may result in a reduction of benefits.

- Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- The fee for this rider may increase if and when automatic Benefit Amount increases take place. There are no assurances as to the fee we will be charging at the time of each automatic Benefit Amount increase.

                                                                     APP D-1

-------------------------------------------------------------------------------

APPENDIX D -- INFORMATION REGARDING CONTRACT SERIES NO LONGER SOLD

OVERVIEW

The following information amends and supplements the Prospectus only with respect to those Series no longer sold.

SYNOPSIS

The following table describes some of the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds. Please refer to the Synopsis (Section 2) for more information regarding all other applicable fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES (AS
A PERCENTAGE OF AVERAGE DAILY SUB-ACCOUNT VALUE)    ACCESS       CORE        EDGE      OUTLOOK       PLUS
------------------------------------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                 1.50%       1.20%       0.80%       1.50%       1.50%
  Administrative Charge                             0.15%       0.15%       0.15%       0.20%       0.15%
  Total Separate Account Annual Expenses            1.65%       1.35%       0.95%       1.70%       1.65%

This Example is intended to help you compare the cost of investing in this variable annuity with the cost of investing in other variable annuities.

Let's say, hypothetically, that your annual investment return is 5% and that your fees and expenses today were as high as possible.

The example illustrates the effect of fees and expenses that you could incur (other than taxes). Your actual fees and expenses may vary. For every $10,000 invested, here's how much you would pay under each of the three scenarios posed:

(1) If you Surrender your variable annuity at the end of the applicable time period:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                 $589   $1,754   $2,901        $5,694
Core                                 $1,221   $2,321   $3,225        $5,461
Edge                                 $1,044   $2,030   $3,013        $5,452
Outlook                              $1,257   $2,232   $2,924        $5,732
Plus                                 $1,346   $2,496   $3,538        $5,694

(2)  If you annuitize at the end of the applicable time period:

                                1 YEAR       3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                            $484        $1,649   $2,796        $5,589
Core                              $453        $1,561   $2,659        $5,356
Edge                              $939        $1,925   $2,908        $5,347
Outlook                           $489        $1,663   $2,819        $5,627
Plus                              $484        $1,649   $2,796        $5,589

(3)  If you do not Surrender your variable annuity:

                                    1 YEAR   3 YEARS  5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Access                                 $589   $1,754   $2,901        $5,694
Core                                   $558   $1,666   $2,764        $5,461
Edge                                 $1,044   $2,030   $3,013        $5,452
Outlook                                $594   $1,768   $2,924        $5,732
Plus                                   $589   $1,754   $2,901        $5,694

STANDARD DEATH BENEFITS

These versions of the Contract include a Standard Death Benefit that is based on the age of the Owner(s) and Annuitant. Standard Death Benefits are at no additional cost.

APP D-2

-------------------------------------------------------------------------------

If all Owner(s) and Annuitant are less than age 76 on the Contract issuance date, you can choose either the Premium Protection or the Asset Protection Death Benefit. If you do not choose a death benefit, we will automatically issue the Asset Protection Death Benefit. If any Owner(s) or Annuitant is more than age 76 on the Contract issuance date, we will automatically issue the Asset Protection Death Benefit.

THE PREMIUM PROTECTION DEATH BENEFIT

If applicable, your Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders.

If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will no longer apply as of the date of transfer and the death benefit will be a return of your Contract Value. As used above, "Contract Value" refers to your Contract Value on the date we receive due proof of death.

The following are examples of how Premium Protection Death Benefit works:

EXAMPLE 1

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $8,000,

- Your Contract Value in the fourth year immediately before your Surrender was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403.

The adjustment to your total Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. The partial Surrender of $8,000 is less than 10% of Premium Payments. Your adjusted total Premium Payments is $92,000.

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

EXAMPLE 2

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000.

The adjustments to your Premium Payments for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000. Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = ..64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.

THE ASSET PROTECTION DEATH BENEFIT

If applicable, except as noted below, your Death Benefit is the highest of A, B or C, below:

    A.  Contract Value; or

    B. Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death); or

    C.  Contract Value plus 25% of Maximum Anniversary Value.

                                                                     APP D-3

-------------------------------------------------------------------------------

The Asset Protection Death Benefit cannot exceed the highest of:

-   Contract Value;

-   Total Premium Payments adjusted for partial Surrenders; or

-   Maximum Anniversary Value.

All references to "Contract Value" refer to such value on the date we receive due proof of death.

The following are examples of how Asset Protection Death Benefit works:

EXAMPLE 1

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we calculate the Death Benefit, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $11,403.

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 - $8,000) = $140,403],

- The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$117,403 + 25% ($117,403 - $8,000) = $144,754], but it cannot exceed the greatest of:

       - The Contract Value of your Contract on the date we calculate the Death Benefit [$117,403],

       - Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$100,000 - $8,000 = $92,000]; or

       - Your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 - $8,000 = $109,403].

Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit would be your Contract Value or $117,403.

EXAMPLE 2

Assume that:

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we calculate the Death Benefit, your Contract Value was $120,000,

-   Your Maximum Anniversary Value is $140,000.

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

- The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (see below)],

- The Contract Value of your Contract, plus 25% of Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$120,000 + 25% ($83,571) = $140,893 (see below)].

APP D-4

-------------------------------------------------------------------------------

The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

       - The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],

       - Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857 (see below)]; or

       - Your Maximum Anniversary Value adjusted for any partial Surrenders [$83,571 (see below)].

The adjustments to your Premium Payments and/or Maximum Anniversary Value for partial Surrenders is on a dollar-for-dollar basis up to 10% of total Premium Payments. 10% of the total Premium Payments is $10,000.

Total Premium Payments adjusted for dollar-for-dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar-for-dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar-for-dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

       - The Contract Value of your Contract on the date we calculate the Death Benefit [$120,000],

       - Total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for partial Surrenders [$57,857]; or

       - Your Maximum Anniversary Value minus an adjustment for any partial Surrenders [$83,571].

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To obtain a Statement of Additional Information, please complete the form below and mail to:

     The Hartford
     Attn: U.S. Wealth Management
     P.O. Box 5085
     Hartford, Connecticut 06102-5085

Please send a Statement of Additional Information for Series I and II of Hartford Leaders/Chase variable annuity to me at the following address:

----------------------------------------------------------------
                              Name
----------------------------------------------------------------
                            Address
----------------------------------------------------------------
     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                        HARTFORD LIFE INSURANCE COMPANY

                             SEPARATE ACCOUNT SEVEN

                   SERIES II, IIR AND III OF HARTFORD LEADERS

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.

To obtain a prospectus, send a written request to Hartford Life Insurance Company, Attn: U.S. Wealth Management, P.O. Box 5085, Hartford, CT 06102-5085.

Date of Prospectus: May 1, 2007
Date of Statement of Additional Information: May 1, 2007

TABLE OF CONTENTS

GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
PERFORMANCE RELATED INFORMATION                                                2
  Total Return for all Sub-Accounts                                            2
  Yield for Sub-Accounts                                                       3
  Money Market Sub-Accounts                                                    3
  Additional Materials                                                         3
  Performance Comparisons                                                      3
ACCUMULATION UNIT VALUES                                                       4
FINANCIAL STATEMENTS                                                        SA-2

2

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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS

The consolidated balance sheets of Hartford Life Insurance Company (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 2006 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 21, 2007 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to the Company's change in its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004) and the statements of assets and liabilities of Hartford Life Insurance Company Separate Account Seven (the "Account") as of December 31, 2006, and the related statements of operations and of changes in net assets and the financial highlights for the respective stated periods then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated February 19, 2007, which reports are both included in this Statement of Additional Information and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.

We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2006: $122,003,581; 2005: $38,481,029; and 2004: $1,248,672.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.

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The formula we use to calculate standardized total return is P(1+T) TO THE POWER
OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the later of the date of inception of the underlying fund or Separate Account for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that non-standardized total return includes the impact of a minimum 1% sales charge, if applicable, and the Annual Maintenance Fee is not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR." Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

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ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The table below shows all possible Accumulation Unit Values corresponding to all combinations of optional benefits. A table showing only the highest and lowest possible Accumulation Unit Values is shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.

SERIES I:

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $1.357           $1.301           $1.187
  Accumulation Unit Value at end
   of period                            $1.515           $1.357           $1.301
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,027            3,551            3,218
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.344           $1.291           $1.190
  Accumulation Unit Value at end
   of period                            $1.498           $1.344           $1.291
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          481              478              449
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $1.338           $1.287           $1.178
  Accumulation Unit Value at end
   of period                            $1.490           $1.338           $1.287
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,965            4,988            6,087
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.335           $1.285           $1.176
  Accumulation Unit Value at end
   of period                            $1.486           $1.335           $1.285
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        8,599            9,322           10,045
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.327           $1.278           $1.179
  Accumulation Unit Value at end
   of period                            $1.475           $1.327           $1.278
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,897            7,037            5,086
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.327           $1.278           $1.188
  Accumulation Unit Value at end
   of period                            $1.475           $1.327           $1.278
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,897            7,037            5,086
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.318           $1.272           $1.168
  Accumulation Unit Value at end
   of period                            $1.463           $1.318           $1.272
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       10,445           11,931           14,046
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.312           $1.268           $1.181
  Accumulation Unit Value at end
   of period                            $1.453           $1.312           $1.268
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,001            4,345            3,538
AIM V.I. CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $1.353           $1.260           $1.198
  Accumulation Unit Value at end
   of period                            $1.419           $1.353           $1.260
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,892              694              486
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.341           $1.251           $1.167
  Accumulation Unit Value at end
   of period                            $1.403           $1.341           $1.251
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          268               99               80
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $1.335           $1.247           $1.189
  Accumulation Unit Value at end
   of period                            $1.396           $1.335           $1.247
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,504              738              892
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.332           $1.245           $1.187
  Accumulation Unit Value at end
   of period                            $1.392           $1.332           $1.245
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,945            1,660            1,869

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
                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.323           $1.239           $1.156
  Accumulation Unit Value at end
   of period                            $1.381           $1.323           $1.239
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,381              670              587
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.323           $1.239           $1.203
  Accumulation Unit Value at end
   of period                            $1.381           $1.323           $1.239
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,381              670              587
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.315           $1.233           $1.179
  Accumulation Unit Value at end
   of period                            $1.370           $1.315           $1.233
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        5,291            1,717            1,862
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.308           $1.228           $1.196
  Accumulation Unit Value at end
   of period                            $1.361           $1.308           $1.228
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,311              669              511
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.303           $9.632               --
  Accumulation Unit Value at end
   of period                           $11.863          $10.303               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,101                2               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.286           $9.628               --
  Accumulation Unit Value at end
   of period                           $11.819          $10.286               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          217                2               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.277           $9.627               --
  Accumulation Unit Value at end
   of period                           $11.798          $10.277               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          692               --               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.273           $9.626               --
  Accumulation Unit Value at end
   of period                           $11.787          $10.273               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,208                2               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.260           $9.623               --
  Accumulation Unit Value at end
   of period                           $11.754          $10.260               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,669                4               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.260           $9.623               --
  Accumulation Unit Value at end
   of period                           $11.754          $10.260               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,669                4               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.247           $9.621               --
  Accumulation Unit Value at end
   of period                           $11.722          $10.247               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          760                2               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.234           $9.618               --
  Accumulation Unit Value at end
   of period                           $11.690          $10.234               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,006               --               --
AIM V.I. GOVERNMENT SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $1.095           $1.092           $1.079
  Accumulation Unit Value at end
   of period                            $1.119           $1.095           $1.092
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       29,884           14,477            6,425
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.085           $1.084           $1.085
  Accumulation Unit Value at end
   of period                            $1.106           $1.085           $1.084
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,473            2,758              599

6

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
                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $1.080           $1.080           $1.071
  Accumulation Unit Value at end
   of period                            $1.100           $1.080           $1.080
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       13,911           18,088           16,589
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.078           $1.079           $1.070
  Accumulation Unit Value at end
   of period                            $1.098           $1.078           $1.079
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       22,144           14,085           10,668
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.071           $1.073           $1.075
  Accumulation Unit Value at end
   of period                            $1.089           $1.071           $1.073
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       45,031           34,763           17,412
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.071           $1.073           $1.070
  Accumulation Unit Value at end
   of period                            $1.089           $1.071           $1.073
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       45,031           34,763           17,412
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.064           $1.068           $1.062
  Accumulation Unit Value at end
   of period                            $1.080           $1.064           $1.068
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       20,478           18,324           17,404
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.059           $1.064           $1.064
  Accumulation Unit Value at end
   of period                            $1.073           $1.059           $1.064
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       18,954           16,034           10,307
AIM V.I. INTERNATIONAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $1.662           $1.428           $1.167
  Accumulation Unit Value at end
   of period                            $2.102           $1.662           $1.428
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,232              630              258
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.646           $1.418           $1.283
  Accumulation Unit Value at end
   of period                            $2.079           $1.646           $1.418
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,266            1,664               23
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $1.639           $1.413           $1.159
  Accumulation Unit Value at end
   of period                            $2.068           $1.639           $1.413
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          675              839              304
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.636           $1.411           $1.157
  Accumulation Unit Value at end
   of period                            $2.062           $1.636           $1.411
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,739            1,145              842
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.625           $1.404           $1.271
  Accumulation Unit Value at end
   of period                            $2.046           $1.625           $1.404
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,772            1,923              626
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.625           $1.404           $1.188
  Accumulation Unit Value at end
   of period                            $2.046           $1.625           $1.404
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,772            1,923              626
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.615           $1.397           $1.149
  Accumulation Unit Value at end
   of period                            $2.030           $1.615           $1.397
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,370              993              731
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.607           $1.392           $1.181
  Accumulation Unit Value at end
   of period                            $2.016           $1.607           $1.392
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,243            1,818              470

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.764           $9.456               --
  Accumulation Unit Value at end
   of period                           $11.474          $10.764               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           94                2               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.746           $9.453               --
  Accumulation Unit Value at end
   of period                           $11.432          $10.746               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           18                5               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.737           $9.451               --
  Accumulation Unit Value at end
   of period                           $11.411          $10.737               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          197                3               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.732           $9.450               --
  Accumulation Unit Value at end
   of period                           $11.401          $10.732               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          226                3               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.719           $9.448               --
  Accumulation Unit Value at end
   of period                           $11.369          $10.719               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          111                7               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.719           $9.448               --
  Accumulation Unit Value at end
   of period                           $11.369          $10.719               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          111                7               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.705           $9.445               --
  Accumulation Unit Value at end
   of period                           $11.338          $10.705               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          325                3               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.692           $9.443               --
  Accumulation Unit Value at end
   of period                           $11.307          $10.692               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          127                1               --
AIM V.I. MID CAP CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $1.515           $1.427           $1.271
  Accumulation Unit Value at end
   of period                            $1.663           $1.515           $1.427
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,974            4,285            2,959
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.501           $1.417           $1.333
  Accumulation Unit Value at end
   of period                            $1.644           $1.501           $1.417
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          361              284              184
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $1.495           $1.412           $1.261
  Accumulation Unit Value at end
   of period                            $1.635           $1.495           $1.412
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,010            5,481            5,563
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.491           $1.410           $1.260
  Accumulation Unit Value at end
   of period                            $1.631           $1.491           $1.410
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        9,619            9,568            9,102
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.482           $1.403           $1.320
  Accumulation Unit Value at end
   of period                            $1.618           $1.482           $1.403
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        8,591            8,284            5,094
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.482           $1.403           $1.278
  Accumulation Unit Value at end
   of period                            $1.618           $1.482           $1.403
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        8,591            8,284            5,094

8

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.472           $1.396           $1.251
  Accumulation Unit Value at end
   of period                            $1.606           $1.472           $1.396
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       11,984           13,307           13,227
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.465           $1.391           $1.271
  Accumulation Unit Value at end
   of period                            $1.595           $1.465           $1.391
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,515            5,229            3,493
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $12.423          $11.647          $10.790
  Accumulation Unit Value at end
   of period                           $14.394          $12.423          $11.647
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          134               78               34
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.368          $11.619          $10.731
  Accumulation Unit Value at end
   of period                           $14.302          $12.368          $11.619
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                            7                5                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $12.341          $11.605          $10.783
  Accumulation Unit Value at end
   of period                           $14.256          $12.341          $11.605
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           90               80               43
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.327          $11.598          $10.782
  Accumulation Unit Value at end
   of period                           $14.233          $12.327          $11.598
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          154               83               67
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.287          $11.577          $10.697
  Accumulation Unit Value at end
   of period                           $14.165          $12.287          $11.577
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          193              139               99
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.287          $11.577          $11.064
  Accumulation Unit Value at end
   of period                           $14.165          $12.287          $11.577
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          193              139               99
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.246          $11.556          $10.775
  Accumulation Unit Value at end
   of period                           $14.097          $12.246          $11.556
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          159              118               57
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.205          $11.535          $11.054
  Accumulation Unit Value at end
   of period                           $14.029          $12.205          $11.535
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          109               81               74
AMERICAN FUNDS ASSET ALLOCATION
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $12.913          $11.993          $11.220
  Accumulation Unit Value at end
   of period                           $14.608          $12.913          $11.993
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,018            3,146            1,968
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.781          $10.963          $10.533
  Accumulation Unit Value at end
   of period                           $13.301          $11.781          $10.963
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          576              475              270
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $11.705          $10.903          $10.231
  Accumulation Unit Value at end
   of period                           $13.202          $11.705          $10.903
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,743            2,789            2,488
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.963          $11.149          $10.467
  Accumulation Unit Value at end
   of period                           $13.486          $11.963          $11.149
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,853            4,437            4,293

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $11.869          $11.078          $10.648
  Accumulation Unit Value at
   end of period                  $13.360          $11.869          $11.078
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         5,527            4,840            3,024
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $11.869          $11.078          $10.487
  Accumulation Unit Value at
   end of period                  $13.360          $11.869          $11.078
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         5,527            4,840            3,024
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period            $11.482          $10.733          $10.107
  Accumulation Unit Value at
   end of period                  $12.905          $11.482          $10.733
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         3,366            3,246            3,421
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $11.424          $10.694          $10.151
  Accumulation Unit Value at
   end of period                  $12.820          $11.424          $10.694
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,550            2,650            2,164
AMERICAN FUNDS BLUE CHIP
 INCOME AND GROWTH FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $1.055           $0.997           $0.921
  Accumulation Unit Value at
   end of period                   $1.222           $1.055           $0.997
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        16,908           12,671            8,579
 WITH THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period             $1.045           $0.989           $0.929
  Accumulation Unit Value at
   end of period                   $1.208           $1.045           $0.989
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,164            1,821            1,222
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period             $1.040           $0.986           $0.913
  Accumulation Unit Value at
   end of period                   $1.201           $1.040           $0.986
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        16,259           16,004           14,944
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period             $1.038           $0.984           $0.912
  Accumulation Unit Value at
   end of period                   $1.198           $1.038           $0.984
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        32,115           30,389           28,421
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period             $1.031           $0.979           $0.919
  Accumulation Unit Value at
   end of period                   $1.188           $1.031           $0.979
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        26,457           23,435           14,674
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.031           $0.979           $0.925
  Accumulation Unit Value at
   end of period                   $1.188           $1.031           $0.979
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        26,457           23,435           14,674
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period             $1.024           $0.974           $0.905
  Accumulation Unit Value at
   end of period                   $1.178           $1.024           $0.974
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        24,866           26,020           27,652
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $1.018           $0.970           $0.919
  Accumulation Unit Value at
   end of period                   $1.170           $1.018           $0.970
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)        10,568           11,082            8,662
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.530          $13.499          $12.943
  Accumulation Unit Value at
   end of period                  $14.281          $13.530          $13.499
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,781            1,713            1,014
 WITH THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $13.169          $13.166          $13.061
  Accumulation Unit Value at
   end of period                  $13.872          $13.169          $13.166
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           490              413              297

10

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period            $13.084          $13.094          $12.592
  Accumulation Unit Value at
   end of period                  $13.769          $13.084          $13.094
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,165            2,216            2,203
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period            $12.617          $12.633          $12.155
  Accumulation Unit Value at
   end of period                  $13.271          $12.617          $12.633
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,849            2,472            2,268
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $12.518          $12.553          $12.459
  Accumulation Unit Value at
   end of period                  $13.147          $12.518          $12.553
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         3,352            2,749            1,471
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.518          $12.553          $12.184
  Accumulation Unit Value at
   end of period                  $13.147          $12.518          $12.553
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         3,352            2,749            1,471
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period            $12.835          $12.890          $12.439
  Accumulation Unit Value at
   end of period                  $13.460          $12.835          $12.890
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         2,676            2,601            2,546
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $12.769          $12.843          $12.500
  Accumulation Unit Value at
   end of period                  $13.371          $12.769          $12.843
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,363            1,300            1,000
AMERICAN FUNDS GLOBAL BOND
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $10.028               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.207               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            79               --               --
 WITH THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $10.026               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.202               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            12               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period            $10.025               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.199               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)             8               --               --
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period            $10.025               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.198               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            14               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $10.023               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.194               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            16               --               --
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.023               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.194               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            16               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period            $10.022               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.191               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            39               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.021               --               --  (a)
  Accumulation Unit Value at
   end of period                  $10.187               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            29               --               --

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                       2006             2005             2004
--------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH
 AND INCOME FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period             $9.990               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.921               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           885               --               --
 WITH THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period             $9.989               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.905               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)            94               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period             $9.988               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.897               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           128               --               --
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period             $9.988               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.893               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           657               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period             $9.987               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.881               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           775               --               --
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $9.987               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.881               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           775               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period             $9.986               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.868               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           194               --               --
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period             $9.985               --               --  (b)
  Accumulation Unit Value at
   end of period                  $10.856               --               --
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           154               --               --
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 WITHOUT ANY OPTIONAL
  BENEFITS
  Accumulation Unit Value at
   beginning of period            $13.227          $11.752          $10.496
  Accumulation Unit Value at
   end of period                  $15.715          $13.227          $11.752
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           866              594              332
 WITH THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $13.243          $11.790          $10.942
  Accumulation Unit Value at
   end of period                  $15.703          $13.243          $11.790
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           178              147              132
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period            $13.157          $11.725          $10.504
  Accumulation Unit Value at
   end of period                  $15.585          $13.157          $11.725
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)           822              826              707
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period            $10.241           $9.132           $8.184
  Accumulation Unit Value at
   end of period                  $12.126          $10.241           $9.132
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,283              983              757
 WITH MAV/EPB DEATH BENEFIT
  AND THE HARTFORD'S
  PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period            $10.161           $9.074           $8.425
  Accumulation Unit Value at
   end of period                  $12.013          $10.161           $9.074
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,378            1,049              553
 WITH THE HARTFORD'S
  PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period            $10.161           $9.074           $8.260
  Accumulation Unit Value at
   end of period                  $12.013          $10.161           $9.074
  Number of Accumulation
   Units outstanding at end
   of period (in thousands)         1,378            1,049              553

12

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.907          $11.543          $10.376
  Accumulation Unit Value at end
   of period                           $15.235          $12.907          $11.543
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          781              749              664
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.841          $11.501          $10.499
  Accumulation Unit Value at end
   of period                           $15.135          $12.841          $11.501
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          421              415              348
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $16.308          $13.187          $11.057
  Accumulation Unit Value at end
   of period                           $19.960          $16.308          $13.187
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          659              408              233
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $17.193          $13.930          $12.513
  Accumulation Unit Value at end
   of period                           $21.000          $17.193          $13.930
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          147              119              102
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $17.081          $13.853          $11.651
  Accumulation Unit Value at end
   of period                           $20.843          $17.081          $13.853
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          460              441              371
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.648          $10.263           $8.636
  Accumulation Unit Value at end
   of period                           $15.426          $12.648          $10.263
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          878              791              646
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.549          $10.198           $9.165
  Accumulation Unit Value at end
   of period                           $15.282          $12.549          $10.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,285              987              519
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.549          $10.198           $8.946
  Accumulation Unit Value at end
   of period                           $15.282          $12.549          $10.198
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,285              987              519
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.756          $13.637          $11.509
  Accumulation Unit Value at end
   of period                           $20.375          $16.756          $13.637
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          590              559              576
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.671          $13.588          $11.953
  Accumulation Unit Value at end
   of period                           $20.241          $16.671          $13.588
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          418              454              297
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.753          $11.997          $10.810
  Accumulation Unit Value at end
   of period                           $14.955          $13.753          $11.997
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        8,039            4,469            2,660
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.165          $11.508          $10.639
  Accumulation Unit Value at end
   of period                           $14.287          $13.165          $11.508
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,631            1,291              882
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $13.080          $11.445          $10.342
  Accumulation Unit Value at end
   of period                           $14.181          $13.080          $11.445
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        5,731            5,724            5,624
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $9.121           $7.985           $7.219
  Accumulation Unit Value at end
   of period                            $9.884           $9.121           $7.985
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       13,065           10,794           10,297

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $9.050           $7.934           $7.338
  Accumulation Unit Value at end
   of period                            $9.792           $9.050           $7.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       19,287           15,190            8,603
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $9.050           $7.934           $7.361
  Accumulation Unit Value at end
   of period                            $9.792           $9.050           $7.934
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       19,287           15,190            8,603
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.831          $11.266          $10.217
  Accumulation Unit Value at end
   of period                           $13.862          $12.831          $11.266
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        8,035            8,338            8,451
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.765          $11.225          $10.443
  Accumulation Unit Value at end
   of period                           $13.770          $12.765          $11.225
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,490            4,456            3,122
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.806          $13.223          $12.143
  Accumulation Unit Value at end
   of period                           $15.692          $13.806          $13.223
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        7,464            4,415            2,440
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.213          $11.720          $10.993
  Accumulation Unit Value at end
   of period                           $13.853          $12.213          $11.720
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,743            1,396              815
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $12.134          $11.656          $10.736
  Accumulation Unit Value at end
   of period                           $13.750          $12.134          $11.656
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,112            6,117            6,094
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.297          $11.819          $10.891
  Accumulation Unit Value at end
   of period                           $13.928          $12.297          $11.819
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        9,055            7,412            6,810
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.201          $11.744          $11.021
  Accumulation Unit Value at end
   of period                           $13.798          $12.201          $11.744
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       14,817           11,884            6,349
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.201          $11.744          $11.065
  Accumulation Unit Value at end
   of period                           $13.798          $12.201          $11.744
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       14,817           11,884            6,349
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.903          $11.474          $10.605
  Accumulation Unit Value at end
   of period                           $13.441          $11.903          $11.474
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        7,548            7,581            7,823
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.842          $11.432          $10.801
  Accumulation Unit Value at end
   of period                           $13.352          $11.842          $11.432
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,880            4,875            3,306
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.275          $11.074           $9.407
  Accumulation Unit Value at end
   of period                           $15.583          $13.275          $11.074
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,766            1,497              776
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.878          $11.600          $10.613
  Accumulation Unit Value at end
   of period                           $16.258          $13.878          $11.600
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          583              391              187

14

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $13.788          $11.537           $9.830
  Accumulation Unit Value at end
   of period                           $16.137          $13.788          $11.537
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,740            1,599            1,433
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.541           $8.824           $7.522
  Accumulation Unit Value at end
   of period                           $12.330          $10.541           $8.824
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,588            1,626            1,290
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.458           $8.768           $8.026
  Accumulation Unit Value at end
   of period                           $12.215          $10.458           $8.768
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,877            3,697            2,068
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.458           $8.768           $7.636
  Accumulation Unit Value at end
   of period                           $12.215          $10.458           $8.768
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,877            3,697            2,068
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.526          $11.357           $9.710
  Accumulation Unit Value at end
   of period                           $15.774          $13.526          $11.357
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,665            1,539            1,361
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.457          $11.316           $9.882
  Accumulation Unit Value at end
   of period                           $15.670          $13.457          $11.316
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,268            1,086              825
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $17.823          $14.962          $12.766
  Accumulation Unit Value at end
   of period                           $23.315          $17.823          $14.962
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          471              278              198
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $16.720          $14.064          $12.790
  Accumulation Unit Value at end
   of period                           $21.829          $16.720          $14.064
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           97               80               86
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $16.611          $13.987          $11.970
  Accumulation Unit Value at end
   of period                           $21.665          $16.611          $13.987
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          256              198              172
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $15.698          $13.224          $11.323
  Accumulation Unit Value at end
   of period                           $20.464          $15.698          $13.224
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          551              329              225
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $15.575          $13.140          $11.956
  Accumulation Unit Value at end
   of period                           $20.273          $15.575          $13.140
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          700              414              144
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $15.575          $13.140          $11.430
  Accumulation Unit Value at end
   of period                           $20.273          $15.575          $13.140
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          700              414              144
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.295          $13.769          $11.824
  Accumulation Unit Value at end
   of period                           $21.179          $16.295          $13.769
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          413              334              270
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.212          $13.719          $11.966
  Accumulation Unit Value at end
   of period                           $21.039          $16.212          $13.719
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          172              155               83

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
FRANKLIN FLEX CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.480           $9.408               --
  Accumulation Unit Value at end
   of period                           $10.878          $10.480               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          313               95               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.463           $9.405               --
  Accumulation Unit Value at end
   of period                           $10.838          $10.463               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           43               21               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.454           $9.404               --
  Accumulation Unit Value at end
   of period                           $10.818          $10.454               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           80               12               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.450           $9.403               --
  Accumulation Unit Value at end
   of period                           $10.808          $10.450               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          174               47               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.437           $9.400               --
  Accumulation Unit Value at end
   of period                           $10.778          $10.437               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          360              229               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.437           $9.400               --
  Accumulation Unit Value at end
   of period                           $10.778          $10.437               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          360              229               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.424           $9.398               --
  Accumulation Unit Value at end
   of period                           $10.749          $10.424               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           37               16               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.411           $9.396               --
  Accumulation Unit Value at end
   of period                           $10.719          $10.411               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           82               30               --
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.537          $13.504          $12.022
  Accumulation Unit Value at end
   of period                           $15.791          $13.537          $13.504
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       13,732            8,121            3,878
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.431          $13.426          $12.764
  Accumulation Unit Value at end
   of period                           $15.637          $13.431          $13.426
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,796            1,173               84
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $13.382          $13.390          $11.956
  Accumulation Unit Value at end
   of period                           $15.564          $13.382          $13.390
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,930            2,223            1,574
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.357          $13.372          $11.946
  Accumulation Unit Value at end
   of period                           $15.528          $13.357          $13.372
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        8,315            5,994            5,196
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.284          $13.318          $12.668
  Accumulation Unit Value at end
   of period                           $15.419          $13.284          $13.318
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       19,327           15,603            7,079
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.284          $13.318          $12.065
  Accumulation Unit Value at end
   of period                           $15.419          $13.284          $13.318
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       19,327           15,603            7,079

16

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.211          $13.265          $11.886
  Accumulation Unit Value at end
   of period                           $15.312          $13.211          $13.265
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,456            3,030            2,790
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.144          $13.217          $12.007
  Accumulation Unit Value at end
   of period                           $15.211          $13.144          $13.217
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,535            3,423            1,995
FRANKLIN LARGE CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $11.029          $11.061          $10.388
  Accumulation Unit Value at end
   of period                           $12.066          $11.029          $11.061
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          895              541              294
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.942          $10.997          $10.300
  Accumulation Unit Value at end
   of period                           $11.948          $10.942          $10.997
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          140               88               15
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.902          $10.968          $10.331
  Accumulation Unit Value at end
   of period                           $11.893          $10.902          $10.968
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          361              305              205
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.882          $10.953          $10.322
  Accumulation Unit Value at end
   of period                           $11.865          $10.882          $10.953
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          826              540              413
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.823          $10.909          $10.223
  Accumulation Unit Value at end
   of period                           $11.782          $10.823          $10.909
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,614            1,355              722
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.823          $10.909          $10.481
  Accumulation Unit Value at end
   of period                           $11.782          $10.823          $10.909
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,614            1,355              722
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.763          $10.866          $10.270
  Accumulation Unit Value at end
   of period                           $11.700          $10.763          $10.866
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          477              410              352
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.708          $10.826          $10.430
  Accumulation Unit Value at end
   of period                           $11.622          $10.708          $10.826
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          616              607              426
FRANKLIN LARGE CAP VALUE
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.315           $9.708               --
  Accumulation Unit Value at end
   of period                           $11.824          $10.315               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           93                9               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.297           $9.704               --
  Accumulation Unit Value at end
   of period                           $11.780          $10.297               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           16                7               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.289           $9.703               --
  Accumulation Unit Value at end
   of period                           $11.759          $10.289               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           67               14               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.284           $9.702               --
  Accumulation Unit Value at end
   of period                           $11.748          $10.284               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          119               16               --

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.272           $9.699               --
  Accumulation Unit Value at end
   of period                           $11.716          $10.272               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          135               62               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.272           $9.699               --
  Accumulation Unit Value at end
   of period                           $11.716          $10.272               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          135               62               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.259           $9.697               --
  Accumulation Unit Value at end
   of period                           $11.683          $10.259               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           17                6               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.246           $9.695               --
  Accumulation Unit Value at end
   of period                           $11.651          $10.246               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           16                5               --
FRANKLIN RISING DIVIDENDS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.525          $13.254          $12.103
  Accumulation Unit Value at end
   of period                           $15.628          $13.525          $13.254
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,260            2,034              964
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.453          $13.210          $12.344
  Accumulation Unit Value at end
   of period                           $15.514          $13.453          $13.210
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          529              270               17
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $13.417          $13.188          $12.079
  Accumulation Unit Value at end
   of period                           $15.457          $13.417          $13.188
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,250              888              667
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.399          $13.177          $12.075
  Accumulation Unit Value at end
   of period                           $15.429          $13.399          $13.177
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,461            1,392            1,223
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.345          $13.144          $12.288
  Accumulation Unit Value at end
   of period                           $15.344          $13.345          $13.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        5,845            4,251            1,935
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.345          $13.144          $12.202
  Accumulation Unit Value at end
   of period                           $15.344          $13.345          $13.144
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        5,845            4,251            1,935
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.292          $13.111          $12.051
  Accumulation Unit Value at end
   of period                           $15.260          $13.292          $13.111
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,149              873              766
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.239          $13.078          $12.174
  Accumulation Unit Value at end
   of period                           $15.176          $13.239          $13.078
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,395            1,322              829
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $12.070          $11.675          $10.616
  Accumulation Unit Value at end
   of period                           $12.943          $12.070          $11.675
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          591              360              261
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.526          $12.141          $11.282
  Accumulation Unit Value at end
   of period                           $13.406          $12.526          $12.141
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          116              158              122

18

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $12.445          $12.074          $11.011
  Accumulation Unit Value at end
   of period                           $13.305          $12.445          $12.074
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          707              709              788
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $7.223           $7.011           $6.397
  Accumulation Unit Value at end
   of period                            $7.718           $7.223           $7.011
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,907            1,828            1,804
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $7.166           $6.966           $6.477
  Accumulation Unit Value at end
   of period                            $7.646           $7.166           $6.966
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,520            1,222              743
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $7.166           $6.966           $6.572
  Accumulation Unit Value at end
   of period                            $7.646           $7.166           $6.966
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,520            1,222              743
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.208          $11.886          $10.877
  Accumulation Unit Value at end
   of period                           $13.006          $12.208          $11.886
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,049            1,057            1,103
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.145          $11.842          $11.202
  Accumulation Unit Value at end
   of period                           $12.920          $12.145          $11.842
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          426              426              325
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.910          $14.856          $13.687
  Accumulation Unit Value at end
   of period                           $15.961          $14.910          $14.856
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,409              834              459
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $14.407          $14.383          $14.018
  Accumulation Unit Value at end
   of period                           $15.392          $14.407          $14.383
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          340              287              126
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $14.314          $14.304          $13.219
  Accumulation Unit Value at end
   of period                           $15.277          $14.314          $14.304
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          867              783              713
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.758          $13.755          $12.718
  Accumulation Unit Value at end
   of period                           $14.676          $13.758          $13.755
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,532            1,211            1,067
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.650          $13.668          $13.328
  Accumulation Unit Value at end
   of period                           $14.539          $13.650          $13.668
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,900            1,677              744
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.650          $13.668          $12.782
  Accumulation Unit Value at end
   of period                           $14.539          $13.650          $13.668
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,900            1,677              744
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.041          $14.081          $13.058
  Accumulation Unit Value at end
   of period                           $14.934          $14.041          $14.081
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,290            1,219            1,191
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $13.970          $14.030          $13.157
  Accumulation Unit Value at end
   of period                           $14.835          $13.970          $14.030
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          749              731              470

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $1.093           $1.077           $1.081
  Accumulation Unit Value at end
   of period                            $1.129           $1.093           $1.077
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       16,822            9,835            4,098
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.084           $1.071           $1.071
  Accumulation Unit Value at end
   of period                            $1.118           $1.084           $1.071
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,792            1,830              957
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $1.077           $1.065           $1.073
  Accumulation Unit Value at end
   of period                            $1.110           $1.077           $1.065
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       10,746           10,607           10,476
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.024           $1.013           $1.020
  Accumulation Unit Value at end
   of period                            $1.054           $1.024           $1.013
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       11,347            6,830            6,729
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $1.016           $1.006           $1.007
  Accumulation Unit Value at end
   of period                            $1.044           $1.016           $1.006
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       30,403           19,234            7,758
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.016           $1.006           $1.014
  Accumulation Unit Value at end
   of period                            $1.044           $1.016           $1.006
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       30,403           19,234            7,758
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.057           $1.048           $1.060
  Accumulation Unit Value at end
   of period                            $1.085           $1.057           $1.048
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       11,826            8,050            8,567
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $1.052           $1.045           $1.056
  Accumulation Unit Value at end
   of period                            $1.078           $1.052           $1.045
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        5,550            5,324            5,525
MFS(R) CAPITAL OPPORTUNITIES
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $9.031           $9.002           $8.113
  Accumulation Unit Value at end
   of period                           $10.139           $9.031           $9.002
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           21               27               11
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $8.400           $8.390           $7.723
  Accumulation Unit Value at end
   of period                            $9.413           $8.400           $8.390
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           74               80              108
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $8.346           $8.344           $7.543
  Accumulation Unit Value at end
   of period                            $9.342           $8.346           $8.344
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          215              274              327
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $6.322           $6.323           $5.719
  Accumulation Unit Value at end
   of period                            $7.073           $6.322           $6.323
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          205              248              277
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $6.272           $6.283           $5.787
  Accumulation Unit Value at end
   of period                            $7.007           $6.272           $6.283
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           97              110              114
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $6.272           $6.283           $5.842
  Accumulation Unit Value at end
   of period                            $7.007           $6.272           $6.283
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           97              110              114

20

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.187           $8.214           $7.451
  Accumulation Unit Value at end
   of period                            $9.132           $8.187           $8.214
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          163              170              213
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.145           $8.184           $7.631
  Accumulation Unit Value at end
   of period                            $9.072           $8.145           $8.184
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           32               31               30
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $8.153           $7.568           $6.791
  Accumulation Unit Value at end
   of period                            $8.679           $8.153           $7.568
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           98               78               62
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $7.988           $7.430           $6.769
  Accumulation Unit Value at end
   of period                            $8.486           $7.988           $7.430
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           92               96              106
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $7.936           $7.389           $6.650
  Accumulation Unit Value at end
   of period                            $8.423           $7.936           $7.389
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          325              340              414
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $5.290           $4.927           $4.437
  Accumulation Unit Value at end
   of period                            $5.611           $5.290           $4.927
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          255              213              240
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $5.248           $4.896           $4.462
  Accumulation Unit Value at end
   of period                            $5.558           $5.248           $4.896
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          177              145              121
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $5.248           $4.896           $4.551
  Accumulation Unit Value at end
   of period                            $5.558           $5.248           $4.896
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          177              145              121
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $7.785           $7.274           $6.570
  Accumulation Unit Value at end
   of period                            $8.233           $7.785           $7.274
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          232              255              213
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $7.745           $7.248           $6.755
  Accumulation Unit Value at end
   of period                            $8.179           $7.745           $7.248
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           49               69               54
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.378          $12.593          $10.792
  Accumulation Unit Value at end
   of period                           $16.420          $13.378          $12.593
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           35               19                8
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.677          $11.957          $10.948
  Accumulation Unit Value at end
   of period                           $15.528          $12.677          $11.957
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           14               15               13
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $12.595          $11.891          $10.221
  Accumulation Unit Value at end
   of period                           $15.412          $12.595          $11.891
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           56               53               87
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.412          $10.780           $9.270
  Accumulation Unit Value at end
   of period                           $13.958          $11.412          $10.780
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           75               57               60

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.323          $10.712           $9.813
  Accumulation Unit Value at end
   of period                           $13.828          $11.323          $10.712
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          112               88               69
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.323          $10.712           $9.381
  Accumulation Unit Value at end
   of period                           $13.828          $11.323          $10.712
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          112               88               69
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.355          $11.706          $10.097
  Accumulation Unit Value at end
   of period                           $15.066          $12.355          $11.706
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          160              164              227
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.292          $11.663          $10.243
  Accumulation Unit Value at end
   of period                           $14.966          $12.292          $11.663
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           32               24               33
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $12.198          $12.102          $11.238
  Accumulation Unit Value at end
   of period                           $13.282          $12.198          $12.102
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          586              377              202
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.762          $11.694          $11.497
  Accumulation Unit Value at end
   of period                           $12.783          $11.762          $11.694
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          135              159               95
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $11.686          $11.630          $10.832
  Accumulation Unit Value at end
   of period                           $12.687          $11.686          $11.630
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          709              751              856
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.815          $11.763          $10.962
  Accumulation Unit Value at end
   of period                           $12.820          $11.815          $11.763
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          748              803              749
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.722          $11.689          $11.498
  Accumulation Unit Value at end
   of period                           $12.701          $11.722          $11.689
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          707              689              321
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.722          $11.689          $11.002
  Accumulation Unit Value at end
   of period                           $12.701          $11.722          $11.689
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          707              689              321
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.464          $11.448          $10.700
  Accumulation Unit Value at end
   of period                           $12.402          $11.464          $11.448
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          852            1,009            1,146
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.405          $11.407          $10.766
  Accumulation Unit Value at end
   of period                           $12.321          $11.405          $11.407
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          333              394              240
MFS(R) INVESTORS GROWTH STOCK
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $8.358           $8.108           $7.527
  Accumulation Unit Value at end
   of period                            $8.871           $8.358           $8.108
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           87               58               76
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $7.921           $7.699           $7.126
  Accumulation Unit Value at end
   of period                            $8.390           $7.921           $7.699
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           98              106              126

22

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $7.869           $7.656           $7.129
  Accumulation Unit Value at end
   of period                            $8.327           $7.869           $7.656
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          301              381              482
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $6.178           $6.014           $5.602
  Accumulation Unit Value at end
   of period                            $6.534           $6.178           $6.014
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          414              546              655
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $6.129           $5.975           $5.533
  Accumulation Unit Value at end
   of period                            $6.473           $6.129           $5.975
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          180              189              169
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $6.129           $5.975           $5.701
  Accumulation Unit Value at end
   of period                            $6.473           $6.129           $5.975
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          180              189              169
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $7.719           $7.537           $7.042
  Accumulation Unit Value at end
   of period                            $8.140           $7.719           $7.537
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          444              481              591
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $7.680           $7.510           $7.184
  Accumulation Unit Value at end
   of period                            $8.086           $7.680           $7.510
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           62               66               60
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $9.981           $9.428           $8.581
  Accumulation Unit Value at end
   of period                           $11.127           $9.981           $9.428
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,871            1,019              446
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $8.782           $8.312           $7.692
  Accumulation Unit Value at end
   of period                            $9.771           $8.782           $8.312
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          447              327              160
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $8.726           $8.266           $7.547
  Accumulation Unit Value at end
   of period                            $9.698           $8.726           $8.266
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          991              854              678
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.634           $8.184           $7.475
  Accumulation Unit Value at end
   of period                            $9.592           $8.634           $8.184
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,599              946              709
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $8.567           $8.132           $7.530
  Accumulation Unit Value at end
   of period                            $9.502           $8.567           $8.132
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,850            3,202            1,631
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.567           $8.132           $7.523
  Accumulation Unit Value at end
   of period                            $9.502           $8.567           $8.132
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,850            3,202            1,631
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.559           $8.137           $7.455
  Accumulation Unit Value at end
   of period                            $9.480           $8.559           $8.137
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,154              986              897
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.516           $8.108           $7.521
  Accumulation Unit Value at end
   of period                            $9.417           $8.516           $8.108
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,172            1,140              754

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                  $6.055           $5.952           $5.266
  Accumulation Unit Value at end
   of period                            $6.126           $6.055           $5.952
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          449              399              313
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                  $5.978           $5.888           $5.403
  Accumulation Unit Value at end
   of period                            $6.036           $5.978           $5.888
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           94              111              100
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                  $5.946           $5.863           $5.203
  Accumulation Unit Value at end
   of period                            $5.998           $5.946           $5.863
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          506              570              574
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $6.413           $6.326           $5.617
  Accumulation Unit Value at end
   of period                            $6.465           $6.413           $6.326
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          787              835              932
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $6.362           $6.286           $5.771
  Accumulation Unit Value at end
   of period                            $6.405           $6.362           $6.286
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          513              535              427
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $6.362           $6.286           $5.861
  Accumulation Unit Value at end
   of period                            $6.405           $6.362           $6.286
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          513              535              427
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $5.841           $5.779           $5.147
  Accumulation Unit Value at end
   of period                            $5.871           $5.841           $5.779
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,114            1,162            1,232
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $5.811           $5.758           $5.384
  Accumulation Unit Value at end
   of period                            $5.832           $5.811           $5.758
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          433              482              439
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $13.638          $13.135          $12.498
  Accumulation Unit Value at end
   of period                           $15.233          $13.638          $13.135
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          909              377              196
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.453          $12.017          $10.897
  Accumulation Unit Value at end
   of period                           $13.881          $12.453          $12.017
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          171              125               26
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $12.372          $11.951          $11.406
  Accumulation Unit Value at end
   of period                           $13.778          $12.372          $11.951
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          472              392              314
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.188           $7.913           $7.556
  Accumulation Unit Value at end
   of period                            $9.114           $8.188           $7.913
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,206              797              595
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                  $8.124           $7.863           $7.134
  Accumulation Unit Value at end
   of period                            $9.029           $8.124           $7.863
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,253            1,794              837
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $8.124           $7.863           $7.944
  Accumulation Unit Value at end
   of period                            $9.029           $8.124           $7.863
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,253            1,794              837

24

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.136          $11.764          $11.267
  Accumulation Unit Value at end
   of period                           $13.468          $12.136          $11.764
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          719              625              536
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.074          $11.722          $11.875
  Accumulation Unit Value at end
   of period                           $13.379          $12.074          $11.722
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          518              578              310
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.040           $9.983               --
  Accumulation Unit Value at end
   of period                           $10.307          $10.040               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          177               27               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.024           $9.980               --
  Accumulation Unit Value at end
   of period                           $10.269          $10.024               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           30               17               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.016           $9.978               --
  Accumulation Unit Value at end
   of period                           $10.251          $10.016               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           76               31               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.012           $9.978               --
  Accumulation Unit Value at end
   of period                           $10.241          $10.012               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          156               10               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.000           $9.975               --
  Accumulation Unit Value at end
   of period                           $10.214          $10.000               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          226               91               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.000           $9.975               --
  Accumulation Unit Value at end
   of period                           $10.214          $10.000               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          226               91               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                  $9.988           $9.973               --
  Accumulation Unit Value at end
   of period                           $10.186           $9.988               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           98               21               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                  $9.975           $9.971               --
  Accumulation Unit Value at end
   of period                           $10.158           $9.975               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           29               10               --
MFS(R) RESEARCH INTERNATIONAL
 SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $11.985          $10.019               --
  Accumulation Unit Value at end
   of period                           $14.847          $11.985               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           57                3               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.969          $10.019               --
  Accumulation Unit Value at end
   of period                           $14.798          $11.969               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           10                3               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $11.961          $10.019               --
  Accumulation Unit Value at end
   of period                           $14.773          $11.961               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           13                1               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.957          $10.019               --
  Accumulation Unit Value at end
   of period                           $14.761          $11.957               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           57                4               --

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.945          $10.018               --
  Accumulation Unit Value at end
   of period                           $14.724          $11.945               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          129                5               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.945          $10.018               --
  Accumulation Unit Value at end
   of period                           $14.724          $11.945               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          129                5               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.933          $10.018               --
  Accumulation Unit Value at end
   of period                           $14.687          $11.933               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           64               10               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.921          $10.018               --
  Accumulation Unit Value at end
   of period                           $14.650          $11.921               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           13                2               --
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $10.617           $9.472               --
  Accumulation Unit Value at end
   of period                           $11.572          $10.617               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           11                4               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.599           $9.469               --
  Accumulation Unit Value at end
   of period                           $11.530          $10.599               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                            1               --               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $10.590           $9.468               --
  Accumulation Unit Value at end
   of period                           $11.508          $10.590               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           10                8               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.586           $9.467               --
  Accumulation Unit Value at end
   of period                           $11.498          $10.586               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           32               13               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.573           $9.464               --
  Accumulation Unit Value at end
   of period                           $11.466          $10.573               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           32               18               --
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.573           $9.464               --
  Accumulation Unit Value at end
   of period                           $11.466          $10.573               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           32               18               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.559           $9.462               --
  Accumulation Unit Value at end
   of period                           $11.435          $10.559               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                            9                2               --
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.546           $9.459               --
  Accumulation Unit Value at end
   of period                           $11.403          $10.546               --
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                            7                9               --
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.061          $13.861          $12.621
  Accumulation Unit Value at end
   of period                           $15.523          $14.061          $13.861
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,959            1,860              923
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.970          $12.812          $12.173
  Accumulation Unit Value at end
   of period                           $14.290          $12.970          $12.812
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          770              505              167

26

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $12.886          $12.741          $11.636
  Accumulation Unit Value at end
   of period                           $14.183          $12.886          $12.741
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,222            2,017            1,873
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.207          $12.076          $11.034
  Accumulation Unit Value at end
   of period                           $13.429          $12.207          $12.076
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,234            3,332            3,082
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.111          $11.999          $11.406
  Accumulation Unit Value at end
   of period                           $13.303          $12.111          $11.999
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        7,399            5,461            2,465
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.111          $11.999          $11.126
  Accumulation Unit Value at end
   of period                           $13.303          $12.111          $11.999
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        7,399            5,461            2,465
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.641          $12.543          $11.495
  Accumulation Unit Value at end
   of period                           $13.864          $12.641          $12.543
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,716            2,572            2,581
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.576          $12.497          $11.620
  Accumulation Unit Value at end
   of period                           $13.773          $12.576          $12.497
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,991            2,026            1,297
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.639          $13.912          $12.242
  Accumulation Unit Value at end
   of period                           $17.453          $14.639          $13.912
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          373              148               62
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $14.561          $13.865          $12.892
  Accumulation Unit Value at end
   of period                           $17.325          $14.561          $13.865
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           69               19                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $14.522          $13.842          $12.218
  Accumulation Unit Value at end
   of period                           $17.262          $14.522          $13.842
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          137              107               79
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.503          $13.831          $12.214
  Accumulation Unit Value at end
   of period                           $17.230          $14.503          $13.831
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          474              189              156
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $14.445          $13.796          $12.834
  Accumulation Unit Value at end
   of period                           $17.136          $14.445          $13.796
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          486              298              122
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.445          $13.796          $12.330
  Accumulation Unit Value at end
   of period                           $17.136          $14.445          $13.796
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          486              298              122
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.387          $13.761          $12.189
  Accumulation Unit Value at end
   of period                           $17.042          $14.387          $13.761
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          285              204              209
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.330          $13.727          $12.302
  Accumulation Unit Value at end
   of period                           $16.948          $14.330          $13.727
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          225              131               84

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $16.585          $14.496          $12.431
  Accumulation Unit Value at end
   of period                           $20.136          $16.585          $14.496
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,001              438              207
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $16.497          $14.448          $13.344
  Accumulation Unit Value at end
   of period                           $19.988          $16.497          $14.448
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          151               50               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $16.453          $14.424          $12.407
  Accumulation Unit Value at end
   of period                           $19.915          $16.453          $14.424
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          373              358              243
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.431          $14.412          $12.402
  Accumulation Unit Value at end
   of period                           $19.879          $16.431          $14.412
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,008              376              281
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $16.366          $14.376          $13.283
  Accumulation Unit Value at end
   of period                           $19.770          $16.366          $14.376
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,370              848              393
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.366          $14.376          $12.549
  Accumulation Unit Value at end
   of period                           $19.770          $16.366          $14.376
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,370              848              393
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.300          $14.340          $12.377
  Accumulation Unit Value at end
   of period                           $19.661          $16.300          $14.340
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          420              310              220
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $16.235          $14.304          $12.521
  Accumulation Unit Value at end
   of period                           $19.553          $16.235          $14.304
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          489              372              195
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $16.683          $15.295          $13.764
  Accumulation Unit Value at end
   of period                           $19.484          $16.683          $15.295
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,695            4,108            2,075
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $14.859          $13.651          $12.732
  Accumulation Unit Value at end
   of period                           $17.320          $14.859          $13.651
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,211              850              209
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $14.763          $13.576          $12.254
  Accumulation Unit Value at end
   of period                           $17.191          $14.763          $13.576
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,076            1,985            1,717
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.173          $13.040          $11.776
  Accumulation Unit Value at end
   of period                           $16.495          $14.173          $13.040
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        5,344            4,161            3,929
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $14.062          $12.957          $12.090
  Accumulation Unit Value at end
   of period                           $16.342          $14.062          $12.957
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       10,624            8,636            4,210
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.062          $12.957          $11.842
  Accumulation Unit Value at end
   of period                           $16.342          $14.062          $12.957
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       10,624            8,636            4,210

28

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.482          $13.364          $12.105
  Accumulation Unit Value at end
   of period                           $16.805          $14.482          $13.364
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,752            2,577            2,399
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $14.408          $13.316          $12.204
  Accumulation Unit Value at end
   of period                           $16.694          $14.408          $13.316
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,125            2,145            1,327
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $18.733          $14.862          $12.067
  Accumulation Unit Value at end
   of period                           $23.737          $18.733          $14.862
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          304              159               51
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $16.096          $12.796          $11.432
  Accumulation Unit Value at end
   of period                           $20.355          $16.096          $12.796
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                           66               56               35
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $15.992          $12.725          $10.363
  Accumulation Unit Value at end
   of period                           $20.203          $15.992          $12.725
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          198              153              104
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $19.265          $15.338          $12.497
  Accumulation Unit Value at end
   of period                           $24.326          $19.265          $15.338
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          304              265              150
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $19.114          $15.240          $13.623
  Accumulation Unit Value at end
   of period                           $24.099          $19.114          $15.240
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          568              399              115
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $19.114          $15.240          $12.800
  Accumulation Unit Value at end
   of period                           $24.099          $19.114          $15.240
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          568              399              115
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $15.687          $12.527          $10.237
  Accumulation Unit Value at end
   of period                           $19.749          $15.687          $12.527
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          240              232              179
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $15.607          $12.481          $10.512
  Accumulation Unit Value at end
   of period                           $19.618          $15.607          $12.481
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          165              157               90
TEMPLETON FOREIGN SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $12.104          $11.136           $9.523
  Accumulation Unit Value at end
   of period                           $14.502          $12.104          $11.136
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,739            1,634              847
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $11.506          $10.607           $9.671
  Accumulation Unit Value at end
   of period                           $13.759          $11.506          $10.607
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                          533              355              103
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $11.432          $10.549           $9.048
  Accumulation Unit Value at end
   of period                           $13.656          $11.432          $10.549
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,167            1,012              803
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.956          $10.115           $8.680
  Accumulation Unit Value at end
   of period                           $13.081          $10.956          $10.115
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        2,146            1,580            1,285

-------------------------------------------------------------------------------

                                                 AS OF DECEMBER 31,
SUB-ACCOUNT                            2006             2005             2004
--------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $10.870          $10.051           $9.168
  Accumulation Unit Value at end
   of period                           $12.959          $10.870          $10.051
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,966            4,328            2,456
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $10.870          $10.051           $8.822
  Accumulation Unit Value at end
   of period                           $12.959          $10.870          $10.051
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        4,966            4,328            2,456
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.214          $10.385           $8.938
  Accumulation Unit Value at end
   of period                           $13.349          $11.214          $10.385
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,178            1,023              944
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $11.157          $10.347           $9.107
  Accumulation Unit Value at end
   of period                           $13.261          $11.157          $10.347
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,596            1,616            1,192
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at
   beginning of period                 $14.202          $13.223          $11.552
  Accumulation Unit Value at end
   of period                           $17.068          $14.202          $13.223
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        6,655            4,070            1,828
 WITH THE HARTFORD'S PRINCIPAL
  FIRST PREFERRED
  Accumulation Unit Value at
   beginning of period                 $13.172          $12.289          $11.312
  Accumulation Unit Value at end
   of period                           $15.798          $13.172          $12.289
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,106              765               80
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at
   beginning of period                 $13.087          $12.221          $10.708
  Accumulation Unit Value at end
   of period                           $15.680          $13.087          $12.221
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,620            1,275              915
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.932          $12.082          $10.592
  Accumulation Unit Value at end
   of period                           $15.486          $12.932          $12.082
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        3,865            2,848            2,481
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at
   beginning of period                 $12.830          $12.006          $11.057
  Accumulation Unit Value at end
   of period                           $15.342          $12.830          $12.006
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       10,184            8,474            3,797
 WITH THE HARTFORD'S PRINCIPAL
  FIRST (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.830          $12.006          $10.750
  Accumulation Unit Value at end
   of period                           $15.342          $12.830          $12.006
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                       10,184            8,474            3,797
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (35 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.838          $12.031          $10.578
  Accumulation Unit Value at end
   of period                           $15.328          $12.838          $12.031
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,647            1,475            1,135
 WITH MAV/EPB DEATH BENEFIT AND
  THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at
   beginning of period                 $12.772          $11.987          $10.763
  Accumulation Unit Value at end
   of period                           $15.227          $12.772          $11.987
  Number of Accumulation Units
   outstanding at end of period
   (in thousands)                        1,945            1,941            1,097

30

-------------------------------------------------------------------------------

SERIES II:

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                               2006              2005
---------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.357            $1.247
  Accumulation Unit Value at end of
   period                                 $1.515            $1.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             4,027             3,551
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.344            $1.237
  Accumulation Unit Value at end of
   period                                 $1.498            $1.344
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             481               478
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                              $1.338            $1.232
  Accumulation Unit Value at end of
   period                                 $1.490            $1.338
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             3,965             4,988
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.327            $1.223
  Accumulation Unit Value at end of
   period                                 $1.475            $1.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             6,897             7,037
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                              $1.327            $1.223
  Accumulation Unit Value at end of
   period                                 $1.475            $1.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             6,897             7,037
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                              $1.312            $1.212
  Accumulation Unit Value at end of
   period                                 $1.453            $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             4,001             4,345
AIM V.I. CAPITAL APPRECIATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.353            $1.175
  Accumulation Unit Value at end of
   period                                 $1.419            $1.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             1,892             694
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.341            $1.165
  Accumulation Unit Value at end of
   period                                 $1.403            $1.341
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             268                99
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                              $1.335            $1.161
  Accumulation Unit Value at end of
   period                                 $1.396            $1.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             1,504             738
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.323            $1.153
  Accumulation Unit Value at end of
   period                                 $1.381            $1.323
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             2,381             670
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                              $1.323            $1.153
  Accumulation Unit Value at end of
   period                                 $1.381            $1.323
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             2,381             670
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                              $1.308            $1.142
  Accumulation Unit Value at end of
   period                                 $1.361            $1.308
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             1,311             669
AIM V.I. CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $10.303           $9.632
  Accumulation Unit Value at end of
   period                                 $11.863           $10.303
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             1,101               2

-------------------------------------------------------------------------------

                                            AS OF DECEMBER 31,
SUB-ACCOUNT                               2006              2005
---------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                              $10.286           $9.628
  Accumulation Unit Value at end of
   period                                 $11.819           $10.286
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             217                 2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                              $10.277           $9.627
  Accumulation Unit Value at end of
   period                                 $11.798           $10.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             692                --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                              $10.260           $9.623
  Accumulation Unit Value at end of
   period                                 $11.754           $10.260
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             2,669               4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                              $10.260           $9.623
  Accumulation Unit Value at end of
   period                                 $11.754           $10.260
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             2,669               4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                              $10.234           $9.618
  Accumulation Unit Value at end of
   period                                 $11.690           $10.234
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             1,006              --
AIM V.I. GOVERNMENT SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.095            $1.092
  Accumulation Unit Value at end of
   period                                 $1.119            $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             29,884            14,477
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.085            $1.084
  Accumulation Unit Value at end of
   period                                 $1.106            $1.085
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             4,473             2,758
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                              $1.080            $1.080
  Accumulation Unit Value at end of
   period                                 $1.100            $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             13,911            18,088
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.071            $1.072
  Accumulation Unit Value at end of
   period                                 $1.089            $1.071
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             45,031            34,763
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                              $1.071            $1.072
  Accumulation Unit Value at end of
   period                                 $1.089            $1.071
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             45,031            34,763
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                              $1.059            $1.062
  Accumulation Unit Value at end of
   period                                 $1.073            $1.059
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             18,954            16,034
AIM V.I. INTERNATIONAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                              $1.662            $1.397
  Accumulation Unit Value at end of
   period                                 $2.102            $1.662
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             2,232             630
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                              $1.646            $1.386
  Accumulation Unit Value at end of
   period                                 $2.079            $1.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             1,266             1,664
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                              $1.639            $1.381
  Accumulation Unit Value at end of
   period                                 $2.068            $1.639
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                             675               839

32

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.625           $1.371
  Accumulation Unit Value at end of
   period                                     $2.046           $1.625
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,772            1,923
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.625           $1.371
  Accumulation Unit Value at end of
   period                                     $2.046           $1.625
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,772            1,923
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.607           $1.358
  Accumulation Unit Value at end of
   period                                     $2.016           $1.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,243            1,818
AIM V.I. LARGE CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.764           $9.456
  Accumulation Unit Value at end of
   period                                    $11.474          $10.764
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     94                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.746           $9.453
  Accumulation Unit Value at end of
   period                                    $11.432          $10.746
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     18                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.737           $9.451
  Accumulation Unit Value at end of
   period                                    $11.411          $10.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    197                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.719           $9.448
  Accumulation Unit Value at end of
   period                                    $11.369          $10.719
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    111                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.719           $9.448
  Accumulation Unit Value at end of
   period                                    $11.369          $10.719
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    111                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.692           $9.443
  Accumulation Unit Value at end of
   period                                    $11.307          $10.692
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    127                1
AIM V.I. MID CAP CORE EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.515           $1.395
  Accumulation Unit Value at end of
   period                                     $1.663           $1.515
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,974            4,285
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.501           $1.383
  Accumulation Unit Value at end of
   period                                     $1.644           $1.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    361              284
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.495           $1.378
  Accumulation Unit Value at end of
   period                                     $1.635           $1.495
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,010            5,481
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.482           $1.369
  Accumulation Unit Value at end of
   period                                     $1.618           $1.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,591            8,284
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.482           $1.369
  Accumulation Unit Value at end of
   period                                     $1.618           $1.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,591            8,284

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.465           $1.356
  Accumulation Unit Value at end of
   period                                     $1.595           $1.465
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,515            5,229
AIM V.I. SMALL CAP EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.423          $10.812
  Accumulation Unit Value at end of
   period                                    $14.394          $12.423
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    134               78
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.368          $10.779
  Accumulation Unit Value at end of
   period                                    $14.302          $12.368
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.341          $10.762
  Accumulation Unit Value at end of
   period                                    $14.256          $12.341
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     90               80
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.287          $10.729
  Accumulation Unit Value at end of
   period                                    $14.165          $12.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    193              139
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.287          $10.729
  Accumulation Unit Value at end of
   period                                    $14.165          $12.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    193              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.205          $10.679
  Accumulation Unit Value at end of
   period                                    $14.029          $12.205
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    109               81
AMERICAN FUNDS ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.913          $11.768
  Accumulation Unit Value at end of
   period                                    $14.608          $12.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,018            3,146
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.781          $10.751
  Accumulation Unit Value at end of
   period                                    $13.301          $11.781
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    576              475
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.705          $10.689
  Accumulation Unit Value at end of
   period                                    $13.202          $11.705
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,743            2,789
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.869          $10.853
  Accumulation Unit Value at end of
   period                                    $13.360          $11.869
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,527            4,840
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.869          $10.853
  Accumulation Unit Value at end of
   period                                    $13.360          $11.869
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,527            4,840
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.424          $10.466
  Accumulation Unit Value at end of
   period                                    $12.820          $11.424
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,550            2,650

34

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.055           $0.956
  Accumulation Unit Value at end of
   period                                     $1.222           $1.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 16,908           12,671
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.045           $0.948
  Accumulation Unit Value at end of
   period                                     $1.208           $1.045
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,164            1,821
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.040           $0.944
  Accumulation Unit Value at end of
   period                                     $1.201           $1.040
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 16,259           16,004
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.031           $0.937
  Accumulation Unit Value at end of
   period                                     $1.188           $1.031
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 26,457           23,435
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.031           $0.937
  Accumulation Unit Value at end of
   period                                     $1.188           $1.031
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 26,457           23,435
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.018           $0.927
  Accumulation Unit Value at end of
   period                                     $1.170           $1.018
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,568           11,082
AMERICAN FUNDS BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.530          $13.310
  Accumulation Unit Value at end of
   period                                    $14.281          $13.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,781            1,713
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.169          $12.972
  Accumulation Unit Value at end of
   period                                    $13.872          $13.169
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    490              413
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.084          $12.897
  Accumulation Unit Value at end of
   period                                    $13.769          $13.084
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,165            2,216
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.518          $12.356
  Accumulation Unit Value at end of
   period                                    $13.147          $12.518
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,352            2,749
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.518          $12.356
  Accumulation Unit Value at end of
   period                                    $13.147          $12.518
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,352            2,749
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.769          $12.629
  Accumulation Unit Value at end of
   period                                    $13.371          $12.769
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,363            1,300
AMERICAN FUNDS GLOBAL BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.028               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.207               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     79               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.026               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.202               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     12               --

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.025               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.199               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      8               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.023               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.194               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.023               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.194               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.021               --  (a)
  Accumulation Unit Value at end of
   period                                    $10.187               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               --
AMERICAN FUNDS GLOBAL GROWTH AND INCOME
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.990               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.921               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    885               --
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.989               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.905               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     94               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $9.988               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.897               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    128               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.987               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.881               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    775               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.987               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.881               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    775               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.985               --  (b)
  Accumulation Unit Value at end of
   period                                    $10.856               --
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    154               --
AMERICAN FUNDS GLOBAL GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.227          $11.285
  Accumulation Unit Value at end of
   period                                    $15.715          $13.227
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    866              594
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.243          $11.314
  Accumulation Unit Value at end of
   period                                    $15.703          $13.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    178              147
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.157          $11.248
  Accumulation Unit Value at end of
   period                                    $15.585          $13.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    822              826
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.161           $8.698
  Accumulation Unit Value at end of
   period                                    $12.013          $10.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,378            1,049

36

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
--------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.161           $8.698
  Accumulation Unit Value at end of
   period                                    $12.013          $10.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,378            1,049
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.841          $11.014
  Accumulation Unit Value at end of
   period                                    $15.135          $12.841
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    421              415
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.308          $13.174
  Accumulation Unit Value at end of
   period                                    $19.960          $16.308
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    659              408
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $17.193          $13.907
  Accumulation Unit Value at end of
   period                                    $21.000          $17.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    147              119
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $17.081          $13.826
  Accumulation Unit Value at end of
   period                                    $20.843          $17.081
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    460              441
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.549          $10.171
  Accumulation Unit Value at end of
   period                                    $15.282          $12.549
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,285              987
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.549          $10.171
  Accumulation Unit Value at end of
   period                                    $15.282          $12.549
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,285              987
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.671          $13.538
  Accumulation Unit Value at end of
   period                                    $20.241          $16.671
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    418              454
AMERICAN FUNDS GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.753          $11.567
  Accumulation Unit Value at end of
   period                                    $14.955          $13.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  8,039            4,469
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.165          $11.088
  Accumulation Unit Value at end of
   period                                    $14.287          $13.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,631            1,291
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.080          $11.023
  Accumulation Unit Value at end of
   period                                    $14.181          $13.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,731            5,724
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $9.050           $7.637
  Accumulation Unit Value at end of
   period                                     $9.792           $9.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 19,287           15,190
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.050           $7.637
  Accumulation Unit Value at end of
   period                                     $9.792           $9.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 19,287           15,190
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.765          $10.794
  Accumulation Unit Value at end of
   period                                    $13.770          $12.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,490            4,456

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.806          $12.649
  Accumulation Unit Value at end of
   period                                    $15.692          $13.806
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,464            4,415
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.213          $11.204
  Accumulation Unit Value at end of
   period                                    $13.853          $12.213
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,743            1,396
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.134          $11.139
  Accumulation Unit Value at end of
   period                                    $13.750          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,112            6,117
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.201          $11.216
  Accumulation Unit Value at end of
   period                                    $13.798          $12.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 14,817           11,884
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.201          $11.216
  Accumulation Unit Value at end of
   period                                    $13.798          $12.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 14,817           11,884
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.842          $10.908
  Accumulation Unit Value at end of
   period                                    $13.352          $11.842
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,880            4,875
AMERICAN FUNDS INTERNATIONAL FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.275          $10.766
  Accumulation Unit Value at end of
   period                                    $15.583          $13.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,766            1,497
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.878          $11.270
  Accumulation Unit Value at end of
   period                                    $16.258          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    583              391
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.788          $11.204
  Accumulation Unit Value at end of
   period                                    $16.137          $13.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,740            1,599
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.458           $8.510
  Accumulation Unit Value at end of
   period                                    $12.215          $10.458
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,877            3,697
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.458           $8.510
  Accumulation Unit Value at end of
   period                                    $12.215          $10.458
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,877            3,697
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.457          $10.971
  Accumulation Unit Value at end of
   period                                    $15.670          $13.457
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,268            1,086
AMERICAN FUNDS NEW WORLD FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $17.823          $14.766
  Accumulation Unit Value at end of
   period                                    $23.315          $17.823
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    471              278

38

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.720          $13.871
  Accumulation Unit Value at end of
   period                                    $21.829          $16.720
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     97               80
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.611          $13.790
  Accumulation Unit Value at end of
   period                                    $21.665          $16.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    256              198
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.575          $12.947
  Accumulation Unit Value at end of
   period                                    $20.273          $15.575
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    700              414
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.575          $12.947
  Accumulation Unit Value at end of
   period                                    $20.273          $15.575
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    700              414
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.212          $13.503
  Accumulation Unit Value at end of
   period                                    $21.039          $16.212
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    172              155
FRANKLIN FLEX CAP GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.480           $9.408
  Accumulation Unit Value at end of
   period                                    $10.878          $10.480
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    313               95
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.463           $9.405
  Accumulation Unit Value at end of
   period                                    $10.838          $10.463
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               21
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.454           $9.404
  Accumulation Unit Value at end of
   period                                    $10.818          $10.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     80               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.437           $9.400
  Accumulation Unit Value at end of
   period                                    $10.778          $10.437
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    360              229
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.437           $9.400
  Accumulation Unit Value at end of
   period                                    $10.778          $10.437
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    360              229
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.411           $9.396
  Accumulation Unit Value at end of
   period                                    $10.719          $10.411
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     82               30
FRANKLIN INCOME SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.537          $13.057
  Accumulation Unit Value at end of
   period                                    $15.791          $13.537
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 13,732            8,121
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.431          $12.973
  Accumulation Unit Value at end of
   period                                    $15.637          $13.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,796            1,173
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.382          $12.934
  Accumulation Unit Value at end of
   period                                    $15.564          $13.382
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,930            2,223

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.284          $12.856
  Accumulation Unit Value at end of
   period                                    $15.419          $13.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 19,327           15,603
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.284          $12.856
  Accumulation Unit Value at end of
   period                                    $15.419          $13.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 19,327           15,603
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.144          $12.746
  Accumulation Unit Value at end of
   period                                    $15.211          $13.144
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,535            3,423
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.029          $10.613
  Accumulation Unit Value at end of
   period                                    $12.066          $11.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    895              541
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.942          $10.544
  Accumulation Unit Value at end of
   period                                    $11.948          $10.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    140               88
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.902          $10.512
  Accumulation Unit Value at end of
   period                                    $11.893          $10.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    361              305
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.823          $10.449
  Accumulation Unit Value at end of
   period                                    $11.782          $10.823
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,614            1,355
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.823          $10.449
  Accumulation Unit Value at end of
   period                                    $11.782          $10.823
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,614            1,355
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.708          $10.359
  Accumulation Unit Value at end of
   period                                    $11.622          $10.708
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    616              607
FRANKLIN LARGE CAP VALUE SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.315           $9.708
  Accumulation Unit Value at end of
   period                                    $11.824          $10.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.297           $9.704
  Accumulation Unit Value at end of
   period                                    $11.780          $10.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                7
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.289           $9.703
  Accumulation Unit Value at end of
   period                                    $11.759          $10.289
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     67               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.272           $9.699
  Accumulation Unit Value at end of
   period                                    $11.716          $10.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    135               62
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.272           $9.699
  Accumulation Unit Value at end of
   period                                    $11.716          $10.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    135               62

40

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.246           $9.695
  Accumulation Unit Value at end of
   period                                    $11.651          $10.246
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     16                5
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.525          $12.810
  Accumulation Unit Value at end of
   period                                    $15.628          $13.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,260            2,034
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.453          $12.759
  Accumulation Unit Value at end of
   period                                    $15.514          $13.453
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    529              270
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.417          $12.734
  Accumulation Unit Value at end of
   period                                    $15.457          $13.417
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,250              888
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.345          $12.683
  Accumulation Unit Value at end of
   period                                    $15.344          $13.345
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,845            4,251
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.345          $12.683
  Accumulation Unit Value at end of
   period                                    $15.344          $13.345
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,845            4,251
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.239          $12.607
  Accumulation Unit Value at end of
   period                                    $15.176          $13.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,395            1,322
FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.070          $10.504
  Accumulation Unit Value at end of
   period                                    $12.943          $12.070
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    591              360
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.526          $10.915
  Accumulation Unit Value at end of
   period                                    $13.406          $12.526
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    116              158
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.445          $10.852
  Accumulation Unit Value at end of
   period                                    $13.305          $12.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              709
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.166           $6.257
  Accumulation Unit Value at end of
   period                                     $7.646           $7.166
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,520            1,222
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.166           $6.257
  Accumulation Unit Value at end of
   period                                     $7.646           $7.166
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,520            1,222
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.145          $10.626
  Accumulation Unit Value at end of
   period                                    $12.920          $12.145
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    426              426

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.910          $14.583
  Accumulation Unit Value at end of
   period                                    $15.961          $14.910
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,409              834
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.407          $14.110
  Accumulation Unit Value at end of
   period                                    $15.392          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    340              287
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.314          $14.027
  Accumulation Unit Value at end of
   period                                    $15.277          $14.314
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    867              783
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.650          $13.395
  Accumulation Unit Value at end of
   period                                    $14.539          $13.650
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,900            1,677
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.650          $13.395
  Accumulation Unit Value at end of
   period                                    $14.539          $13.650
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,900            1,677
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $13.970          $13.736
  Accumulation Unit Value at end of
   period                                    $14.835          $13.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    749              731
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $1.093           $1.080
  Accumulation Unit Value at end of
   period                                     $1.129           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 16,822            9,835
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.084           $1.073
  Accumulation Unit Value at end of
   period                                     $1.118           $1.084
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,792            1,830
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $1.077           $1.067
  Accumulation Unit Value at end of
   period                                     $1.110           $1.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,746           10,607
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $1.016           $1.007
  Accumulation Unit Value at end of
   period                                     $1.044           $1.016
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 30,403           19,234
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.016           $1.007
  Accumulation Unit Value at end of
   period                                     $1.044           $1.016
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 30,403           19,234
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $1.052           $1.045
  Accumulation Unit Value at end of
   period                                     $1.078           $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  5,550            5,324
MFS(R) EMERGING GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.153           $6.894
  Accumulation Unit Value at end of
   period                                     $8.679           $8.153
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     98               78

42

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.988           $6.763
  Accumulation Unit Value at end of
   period                                     $8.486           $7.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     92               96
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.936           $6.724
  Accumulation Unit Value at end of
   period                                     $8.423           $7.936
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    325              340
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.248           $4.452
  Accumulation Unit Value at end of
   period                                     $5.558           $5.248
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    177              145
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.248           $4.452
  Accumulation Unit Value at end of
   period                                     $5.558           $5.248
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    177              145
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.745           $6.584
  Accumulation Unit Value at end of
   period                                     $8.179           $7.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     49               69
MFS(R) GLOBAL EQUITY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.378          $12.168
  Accumulation Unit Value at end of
   period                                    $16.420          $13.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     35               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.677          $11.545
  Accumulation Unit Value at end of
   period                                    $15.528          $12.677
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14               15
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.595          $11.478
  Accumulation Unit Value at end of
   period                                    $15.412          $12.595
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     56               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.323          $10.333
  Accumulation Unit Value at end of
   period                                    $13.828          $11.323
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    112               88
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.323          $10.333
  Accumulation Unit Value at end of
   period                                    $13.828          $11.323
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    112               88
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.292          $11.239
  Accumulation Unit Value at end of
   period                                    $14.966          $12.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               24
MFS(R) HIGH INCOME SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.198          $11.734
  Accumulation Unit Value at end of
   period                                    $13.282          $12.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    586              377
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.762          $11.330
  Accumulation Unit Value at end of
   period                                    $12.783          $11.762
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    135              159
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.686          $11.265
  Accumulation Unit Value at end of
   period                                    $12.687          $11.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    709              751

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.722          $11.314
  Accumulation Unit Value at end of
   period                                    $12.701          $11.722
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              689
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.722          $11.314
  Accumulation Unit Value at end of
   period                                    $12.701          $11.722
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              689
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.405          $11.030
  Accumulation Unit Value at end of
   period                                    $12.321          $11.405
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    333              394
MFS(R) INVESTORS GROWTH STOCK SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $8.358           $7.590
  Accumulation Unit Value at end of
   period                                     $8.871           $8.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     87               58
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $7.921           $7.202
  Accumulation Unit Value at end of
   period                                     $8.390           $7.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     98              106
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $7.869           $7.160
  Accumulation Unit Value at end of
   period                                     $8.327           $7.869
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    301              381
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.129           $5.585
  Accumulation Unit Value at end of
   period                                     $6.473           $6.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    180              189
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.129           $5.585
  Accumulation Unit Value at end of
   period                                     $6.473           $6.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    180              189
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $7.680           $7.011
  Accumulation Unit Value at end of
   period                                     $8.086           $7.680
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     62               66
MFS(R) INVESTORS TRUST SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $9.981           $9.053
  Accumulation Unit Value at end of
   period                                    $11.127           $9.981
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,871            1,019
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $8.782           $7.976
  Accumulation Unit Value at end of
   period                                     $9.771           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    447              327
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $8.726           $7.930
  Accumulation Unit Value at end of
   period                                     $9.698           $8.726
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    991              854
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $8.567           $7.796
  Accumulation Unit Value at end of
   period                                     $9.502           $8.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,850            3,202
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.567           $7.796
  Accumulation Unit Value at end of
   period                                     $9.502           $8.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,850            3,202

44

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.516           $7.765
  Accumulation Unit Value at end of
   period                                     $9.417           $8.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,172            1,140
MFS(R) MID CAP GROWTH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                  $6.055           $5.306
  Accumulation Unit Value at end of
   period                                     $6.126           $6.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    449              399
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $5.978           $5.246
  Accumulation Unit Value at end of
   period                                     $6.036           $5.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     94              111
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                  $5.946           $5.221
  Accumulation Unit Value at end of
   period                                     $5.998           $5.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    506              570
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $6.362           $5.594
  Accumulation Unit Value at end of
   period                                     $6.405           $6.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    513              535
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $6.362           $5.594
  Accumulation Unit Value at end of
   period                                     $6.405           $6.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    513              535
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $5.811           $5.120
  Accumulation Unit Value at end of
   period                                     $5.832           $5.811
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    433              482
MFS(R) NEW DISCOVERY SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $13.638          $11.343
  Accumulation Unit Value at end of
   period                                    $15.233          $13.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    909              377
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.453          $10.371
  Accumulation Unit Value at end of
   period                                    $13.881          $12.453
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    171              125
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.372          $10.310
  Accumulation Unit Value at end of
   period                                    $13.778          $12.372
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    472              392
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                  $8.124           $6.779
  Accumulation Unit Value at end of
   period                                     $9.029           $8.124
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,253            1,794
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                  $8.124           $6.779
  Accumulation Unit Value at end of
   period                                     $9.029           $8.124
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,253            1,794
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.074          $10.096
  Accumulation Unit Value at end of
   period                                    $13.379          $12.074
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    518              578

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
MFS(R) RESEARCH BOND SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.040           $9.983
  Accumulation Unit Value at end of
   period                                    $10.307          $10.040
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    177               27
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.024           $9.980
  Accumulation Unit Value at end of
   period                                    $10.269          $10.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               17
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.016           $9.978
  Accumulation Unit Value at end of
   period                                    $10.251          $10.016
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     76               31
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.975
  Accumulation Unit Value at end of
   period                                    $10.214          $10.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    226               91
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.000           $9.975
  Accumulation Unit Value at end of
   period                                    $10.214          $10.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    226               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.975           $9.971
  Accumulation Unit Value at end of
   period                                    $10.158           $9.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               10
MFS(R) RESEARCH INTERNATIONAL SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.985          $10.019
  Accumulation Unit Value at end of
   period                                    $14.847          $11.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     57                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.969          $10.019
  Accumulation Unit Value at end of
   period                                    $14.798          $11.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.961          $10.019
  Accumulation Unit Value at end of
   period                                    $14.773          $11.961
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.945          $10.018
  Accumulation Unit Value at end of
   period                                    $14.724          $11.945
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    129                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.945          $10.018
  Accumulation Unit Value at end of
   period                                    $14.724          $11.945
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    129                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.921          $10.018
  Accumulation Unit Value at end of
   period                                    $14.650          $11.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     13                2
MFS(R) RESEARCH SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.617           $9.472
  Accumulation Unit Value at end of
   period                                    $11.572          $10.617
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     11                4

46

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.599           $9.469
  Accumulation Unit Value at end of
   period                                    $11.530          $10.599
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.590           $9.468
  Accumulation Unit Value at end of
   period                                    $11.508          $10.590
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     10                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.573           $9.464
  Accumulation Unit Value at end of
   period                                    $11.466          $10.573
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               18
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.573           $9.464
  Accumulation Unit Value at end of
   period                                    $11.466          $10.573
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     32               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.546           $9.459
  Accumulation Unit Value at end of
   period                                    $11.403          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                9
MFS(R) TOTAL RETURN SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.061          $13.598
  Accumulation Unit Value at end of
   period                                    $15.523          $14.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  3,959            1,860
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.970          $12.560
  Accumulation Unit Value at end of
   period                                    $14.290          $12.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    770              505
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.886          $12.487
  Accumulation Unit Value at end of
   period                                    $14.183          $12.886
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,222            2,017
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.111          $11.752
  Accumulation Unit Value at end of
   period                                    $13.303          $12.111
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,399            5,461
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.111          $11.752
  Accumulation Unit Value at end of
   period                                    $13.303          $12.111
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  7,399            5,461
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.576          $12.227
  Accumulation Unit Value at end of
   period                                    $13.773          $12.576
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,991            2,026
MFS(R) VALUE SERIES
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.639          $13.768
  Accumulation Unit Value at end of
   period                                    $17.453          $14.639
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    373              148
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.561          $13.713
  Accumulation Unit Value at end of
   period                                    $17.325          $14.561
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     69               19
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.522          $13.686
  Accumulation Unit Value at end of
   period                                    $17.262          $14.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    137              107

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.445          $13.631
  Accumulation Unit Value at end of
   period                                    $17.136          $14.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    486              298
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.445          $13.631
  Accumulation Unit Value at end of
   period                                    $17.136          $14.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    486              298
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.330          $13.549
  Accumulation Unit Value at end of
   period                                    $16.948          $14.330
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    225              131
MUTUAL DISCOVERY SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.585          $14.600
  Accumulation Unit Value at end of
   period                                    $20.136          $16.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,001              438
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.497          $14.541
  Accumulation Unit Value at end of
   period                                    $19.988          $16.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    151               50
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $16.453          $14.512
  Accumulation Unit Value at end of
   period                                    $19.915          $16.453
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    373              358
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.366          $14.454
  Accumulation Unit Value at end of
   period                                    $19.770          $16.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,370              848
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.366          $14.454
  Accumulation Unit Value at end of
   period                                    $19.770          $16.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,370              848
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $16.235          $14.367
  Accumulation Unit Value at end of
   period                                    $19.553          $16.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    489              372
MUTUAL SHARES SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $16.683          $15.153
  Accumulation Unit Value at end of
   period                                    $19.484          $16.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,695            4,108
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.859          $13.515
  Accumulation Unit Value at end of
   period                                    $17.320          $14.859
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,211              850
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $14.763          $13.436
  Accumulation Unit Value at end of
   period                                    $17.191          $14.763
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,076            1,985
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $14.062          $12.815
  Accumulation Unit Value at end of
   period                                    $16.342          $14.062
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,624            8,636
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.062          $12.815
  Accumulation Unit Value at end of
   period                                    $16.342          $14.062
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,624            8,636

48

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $14.408          $13.157
  Accumulation Unit Value at end of
   period                                    $16.694          $14.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,125            2,145
TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $18.733          $14.727
  Accumulation Unit Value at end of
   period                                    $23.737          $18.733
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    304              159
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.096          $12.671
  Accumulation Unit Value at end of
   period                                    $20.355          $16.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     66               56
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $15.992          $12.597
  Accumulation Unit Value at end of
   period                                    $20.203          $15.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    198              153
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.114          $15.077
  Accumulation Unit Value at end of
   period                                    $24.099          $19.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    568              399
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $19.114          $15.077
  Accumulation Unit Value at end of
   period                                    $24.099          $19.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    568              399
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $15.607          $12.335
  Accumulation Unit Value at end of
   period                                    $19.618          $15.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    165              157
TEMPLETON FOREIGN SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.104          $10.823
  Accumulation Unit Value at end of
   period                                    $14.502          $12.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  2,739            1,634
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.506          $10.303
  Accumulation Unit Value at end of
   period                                    $13.759          $11.506
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    533              355
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.432          $10.243
  Accumulation Unit Value at end of
   period                                    $13.656          $11.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,167            1,012
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.870           $9.752
  Accumulation Unit Value at end of
   period                                    $12.959          $10.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,966            4,328
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.870           $9.752
  Accumulation Unit Value at end of
   period                                    $12.959          $10.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  4,966            4,328
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.157          $10.030
  Accumulation Unit Value at end of
   period                                    $13.261          $11.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,596            1,616

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $14.202          $12.979
  Accumulation Unit Value at end of
   period                                    $17.068          $14.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  6,655            4,070
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $13.172          $12.054
  Accumulation Unit Value at end of
   period                                    $15.798          $13.172
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,106              765
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $13.087          $11.983
  Accumulation Unit Value at end of
   period                                    $15.680          $13.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,620            1,275
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.830          $11.764
  Accumulation Unit Value at end of
   period                                    $15.342          $12.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,184            8,474
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.830          $11.764
  Accumulation Unit Value at end of
   period                                    $15.342          $12.830
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                 10,184            8,474
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.772          $11.734
  Accumulation Unit Value at end of
   period                                    $15.227          $12.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,945            1,941

50

-------------------------------------------------------------------------------

SERIES I:

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.501          $10.384           $9.896
  Accumulation Unit Value at end of
   period                                    $11.498          $10.501          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               27               24
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.475          $10.379           $9.954
  Accumulation Unit Value at end of
   period                                    $11.446          $10.475          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               12                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.446          $10.361           $9.890
  Accumulation Unit Value at end of
   period                                    $11.403          $10.446          $10.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.437          $10.357           $9.889
  Accumulation Unit Value at end of
   period                                    $11.388          $10.437          $10.357
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.410          $10.345           $9.927
  Accumulation Unit Value at end of
   period                                    $11.341          $10.410          $10.345
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              107               65
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.410          $10.345           $9.886
  Accumulation Unit Value at end of
   period                                    $11.341          $10.410          $10.345
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              107               65
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.382          $10.334           $9.883
  Accumulation Unit Value at end of
   period                                    $11.294          $10.382          $10.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.355          $10.322           $9.880
  Accumulation Unit Value at end of
   period                                    $11.248          $10.355          $10.322
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.132          $10.030           $9.637
  Accumulation Unit Value at end of
   period                                    $10.410          $10.132          $10.030
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,524              824              188
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.251          $15.128          $15.114
  Accumulation Unit Value at end of
   period                                    $15.638          $15.251          $15.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    144               91               13
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.079          $10.008           $9.632
  Accumulation Unit Value at end of
   period                                    $10.324          $10.079          $10.008
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    190               80               27
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.071          $10.004           $9.631
  Accumulation Unit Value at end of
   period                                    $10.310          $10.071          $10.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.044           $9.993           $9.988
  Accumulation Unit Value at end of
   period                                    $10.268          $10.044           $9.993
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,733            1,328              335

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.044           $9.993           $9.628
  Accumulation Unit Value at end of
   period                                    $10.268          $10.044           $9.993
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,733            1,328              335
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.018           $9.982           $9.625
  Accumulation Unit Value at end of
   period                                    $10.225          $10.018           $9.982
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.991           $9.970           $9.622
  Accumulation Unit Value at end of
   period                                    $10.183           $9.991           $9.970
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    169               99               28
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.734          $10.632          $10.072
  Accumulation Unit Value at end of
   period                                    $12.300          $10.734          $10.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    317              187               49
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.962          $16.835          $15.747
  Accumulation Unit Value at end of
   period                                    $19.398          $16.962          $16.835
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               19                4
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.678          $10.608          $10.066
  Accumulation Unit Value at end of
   period                                    $12.199          $10.678          $10.608
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               20                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.668          $10.604          $10.065
  Accumulation Unit Value at end of
   period                                    $12.182          $10.668          $10.604
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.640          $10.593           $9.913
  Accumulation Unit Value at end of
   period                                    $12.132          $10.640          $10.593
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    358              284               75
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.640          $10.593          $10.062
  Accumulation Unit Value at end of
   period                                    $12.132          $10.640          $10.593
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    358              284               75
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.613          $10.581          $10.059
  Accumulation Unit Value at end of
   period                                    $12.082          $10.613          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.585          $10.569          $10.056
  Accumulation Unit Value at end of
   period                                    $12.032          $10.585          $10.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               24                9
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.605          $10.588           $9.930
  Accumulation Unit Value at end of
   period                                    $12.753          $11.605          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              213               62
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.576          $10.583           $9.691
  Accumulation Unit Value at end of
   period                                    $12.696          $11.576          $10.583
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               26                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.544          $10.564           $9.924
  Accumulation Unit Value at end of
   period                                    $12.649          $11.544          $10.564
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               13                5

52

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.534          $10.560           $9.923
  Accumulation Unit Value at end of
   period                                    $12.631          $11.534          $10.560
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.504          $10.548           $9.664
  Accumulation Unit Value at end of
   period                                    $12.579          $11.504          $10.548
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    500              369               93
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.504          $10.548           $9.920
  Accumulation Unit Value at end of
   period                                    $12.579          $11.504          $10.548
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    500              369               93
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.474          $10.537           $9.917
  Accumulation Unit Value at end of
   period                                    $12.527          $11.474          $10.537
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.444          $10.525           $9.914
  Accumulation Unit Value at end of
   period                                    $12.476          $11.444          $10.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               24                7
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.867          $10.959           $9.938
  Accumulation Unit Value at end of
   period                                    $13.665          $11.867          $10.959
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    291              237               62
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.278          $17.839          $16.528
  Accumulation Unit Value at end of
   period                                    $22.155          $19.278          $17.839
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               22                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.805          $10.934           $9.932
  Accumulation Unit Value at end of
   period                                    $13.553          $11.805          $10.934
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               17                5
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.794          $10.930           $9.931
  Accumulation Unit Value at end of
   period                                    $13.534          $11.794          $10.930
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.763          $10.918          $10.120
  Accumulation Unit Value at end of
   period                                    $13.479          $11.763          $10.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    414              364               72
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.763          $10.918           $9.928
  Accumulation Unit Value at end of
   period                                    $13.479          $11.763          $10.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    414              364               72
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.732          $10.906           $9.925
  Accumulation Unit Value at end of
   period                                    $13.423          $11.732          $10.906
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.702          $10.893           $9.922
  Accumulation Unit Value at end of
   period                                    $13.368          $11.702          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32                7
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.079          $10.750          $10.085
  Accumulation Unit Value at end of
   period                                    $12.615          $11.079          $10.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,079              635              160

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.051          $10.745          $10.021
  Accumulation Unit Value at end of
   period                                    $12.559          $11.051          $10.745
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175              120               19
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.021          $10.726          $10.079
  Accumulation Unit Value at end of
   period                                    $12.512          $11.021          $10.726
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               65               23
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.011          $10.722          $10.078
  Accumulation Unit Value at end of
   period                                    $12.495          $11.011          $10.722
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.982          $10.710           $9.993
  Accumulation Unit Value at end of
   period                                    $12.443          $10.982          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,199              978              261
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.982          $10.710          $10.075
  Accumulation Unit Value at end of
   period                                    $12.443          $10.982          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,199              978              261
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.953          $10.698          $10.072
  Accumulation Unit Value at end of
   period                                    $12.392          $10.953          $10.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.925          $10.686          $10.069
  Accumulation Unit Value at end of
   period                                    $12.341          $10.925          $10.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    140               81               28
JPMORGAN INSURANCE TRUST GOVERNMENT BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.244          $10.072           $9.598
  Accumulation Unit Value at end of
   period                                    $10.457          $10.244          $10.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    610              337               91
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.218          $10.067          $10.075
  Accumulation Unit Value at end of
   period                                    $10.410          $10.218          $10.067
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     90               69                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.190          $10.050           $9.592
  Accumulation Unit Value at end of
   period                                    $10.371          $10.190          $10.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     58               26                9
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.181          $10.046           $9.591
  Accumulation Unit Value at end of
   period                                    $10.357          $10.181          $10.046
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.154          $10.035          $10.048
  Accumulation Unit Value at end of
   period                                    $10.314          $10.154          $10.035
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              541              160
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.154          $10.035           $9.588
  Accumulation Unit Value at end of
   period                                    $10.314          $10.154          $10.035
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              541              160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.128          $10.023           $9.585
  Accumulation Unit Value at end of
   period                                    $10.272          $10.128          $10.023
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --

54

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.101          $10.012           $9.582
  Accumulation Unit Value at end of
   period                                    $10.230          $10.101          $10.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               31                7
JPMORGAN INSURANCE TRUST INTREPID GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.913          $10.530          $10.084
  Accumulation Unit Value at end of
   period                                    $11.346          $10.913          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                7                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.170          $15.632          $14.511
  Accumulation Unit Value at end of
   period                                    $16.777          $16.170          $15.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.856          $10.506          $10.078
  Accumulation Unit Value at end of
   period                                    $11.252          $10.856          $10.506
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.847          $10.502          $10.077
  Accumulation Unit Value at end of
   period                                    $11.237          $10.847          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.818          $10.490           $9.742
  Accumulation Unit Value at end of
   period                                    $11.191          $10.818          $10.490
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                4                7
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.818          $10.490          $10.074
  Accumulation Unit Value at end of
   period                                    $11.191          $10.818          $10.490
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                4                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.790          $10.478          $10.071
  Accumulation Unit Value at end of
   period                                    $11.145          $10.790          $10.478
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.762          $10.466          $10.068
  Accumulation Unit Value at end of
   period                                    $11.099          $10.762          $10.466
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.755          $11.041           $9.960
  Accumulation Unit Value at end of
   period                                    $14.360          $12.755          $11.041
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               21               11
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $28.686          $24.880          $22.477
  Accumulation Unit Value at end of
   period                                    $32.232          $28.686          $24.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                1               --
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.688          $11.016           $9.954
  Accumulation Unit Value at end of
   period                                    $14.242          $12.688          $11.016
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               --               --
 WITH THE HARTFORD'S PRINCIPAL FIRST (35
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.677          $11.012           $9.953
  Accumulation Unit Value at end of
   period                                    $14.223          $12.677          $11.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.644          $10.999           $9.942
  Accumulation Unit Value at end of
   period                                    $14.164          $12.644          $10.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216               34                5

-------------------------------------------------------------------------------

                                                       AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005             2004
--------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.644          $10.999           $9.950
  Accumulation Unit Value at end of
   period                                    $14.164          $12.644          $10.999
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216               34                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (35 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.611          $10.987           $9.947
  Accumulation Unit Value at end of
   period                                    $14.106          $12.611          $10.987
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.577          $10.974           $9.944
  Accumulation Unit Value at end of
   period                                    $14.048          $12.577          $10.974
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                3               --

56

-------------------------------------------------------------------------------

SERIES II:

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.501          $10.086
  Accumulation Unit Value at end of
   period                                    $11.498          $10.501
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     28               27
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.475          $10.074
  Accumulation Unit Value at end of
   period                                    $11.446          $10.475
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     21               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.446          $10.053
  Accumulation Unit Value at end of
   period                                    $11.403          $10.446
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.410          $10.031
  Accumulation Unit Value at end of
   period                                    $11.341          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              107
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.410          $10.031
  Accumulation Unit Value at end of
   period                                    $11.341          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     93              107
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.355           $9.998
  Accumulation Unit Value at end of
   period                                    $11.248          $10.355
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.132          $10.070
  Accumulation Unit Value at end of
   period                                    $10.410          $10.132
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,524              824
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $15.251          $15.177
  Accumulation Unit Value at end of
   period                                    $15.638          $15.251
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    144               91
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.079          $10.037
  Accumulation Unit Value at end of
   period                                    $10.324          $10.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    190               80
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.044          $10.015
  Accumulation Unit Value at end of
   period                                    $10.268          $10.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,733            1,328
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.044          $10.015
  Accumulation Unit Value at end of
   period                                    $10.268          $10.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,733            1,328
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                  $9.991           $9.982
  Accumulation Unit Value at end of
   period                                    $10.183           $9.991
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    169               99
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.734          $10.058
  Accumulation Unit Value at end of
   period                                    $12.300          $10.734
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    317              187

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.962          $15.915
  Accumulation Unit Value at end of
   period                                    $19.398          $16.962
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     30               19
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.678          $10.026
  Accumulation Unit Value at end of
   period                                    $12.199          $10.678
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     44               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.640          $10.004
  Accumulation Unit Value at end of
   period                                    $12.132          $10.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    358              284
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.640          $10.004
  Accumulation Unit Value at end of
   period                                    $12.132          $10.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    358              284
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.585           $9.971
  Accumulation Unit Value at end of
   period                                    $12.032          $10.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     43               24
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.605          $10.129
  Accumulation Unit Value at end of
   period                                    $12.753          $11.605
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    348              213
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.576          $10.117
  Accumulation Unit Value at end of
   period                                    $12.696          $11.576
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     45               26
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.544          $10.096
  Accumulation Unit Value at end of
   period                                    $12.649          $11.544
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     36               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.504          $10.074
  Accumulation Unit Value at end of
   period                                    $12.579          $11.504
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    500              369
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.504          $10.074
  Accumulation Unit Value at end of
   period                                    $12.579          $11.504
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    500              369
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.444          $10.041
  Accumulation Unit Value at end of
   period                                    $12.476          $11.444
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     37               24
JPMORGAN INSURANCE TRUST DIVERSIFIED MID
 CAP VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.867          $10.746
  Accumulation Unit Value at end of
   period                                    $13.665          $11.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    291              237
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $19.278          $17.481
  Accumulation Unit Value at end of
   period                                    $22.155          $19.278
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     29               22
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.805          $10.711
  Accumulation Unit Value at end of
   period                                    $13.553          $11.805
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     31               17

58

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.763          $10.688
  Accumulation Unit Value at end of
   period                                    $13.479          $11.763
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    414              364
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.763          $10.688
  Accumulation Unit Value at end of
   period                                    $13.479          $11.763
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    414              364
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $11.702          $10.653
  Accumulation Unit Value at end of
   period                                    $13.368          $11.702
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     33               32
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $11.079          $10.309
  Accumulation Unit Value at end of
   period                                    $12.615          $11.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,079              635
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $11.051          $10.296
  Accumulation Unit Value at end of
   period                                    $12.559          $11.051
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    175              120
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $11.021          $10.275
  Accumulation Unit Value at end of
   period                                    $12.512          $11.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               65
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.982          $10.253
  Accumulation Unit Value at end of
   period                                    $12.443          $10.982
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,199              978
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.982          $10.253
  Accumulation Unit Value at end of
   period                                    $12.443          $10.982
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  1,199              978
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.925          $10.219
  Accumulation Unit Value at end of
   period                                    $12.341          $10.925
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    140               81
JPMORGAN INSURANCE TRUST GOVERNMENT BOND
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.244          $10.209
  Accumulation Unit Value at end of
   period                                    $10.457          $10.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    610              337
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.218          $10.197
  Accumulation Unit Value at end of
   period                                    $10.410          $10.218
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     90               69
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.190          $10.176
  Accumulation Unit Value at end of
   period                                    $10.371          $10.190
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     58               26
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.154          $10.154
  Accumulation Unit Value at end of
   period                                    $10.314          $10.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              541
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.154          $10.154
  Accumulation Unit Value at end of
   period                                    $10.314          $10.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    707              541

-------------------------------------------------------------------------------

                                              AS OF DECEMBER 31,
SUB-ACCOUNT                                  2006             2005
---------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.101          $10.121
  Accumulation Unit Value at end of
   period                                    $10.230          $10.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     54               31
JPMORGAN INSURANCE TRUST INTREPID GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $10.913           $9.663
  Accumulation Unit Value at end of
   period                                    $11.346          $10.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      5                7
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $16.170          $14.336
  Accumulation Unit Value at end of
   period                                    $16.777          $16.170
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      6                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $10.856           $9.632
  Accumulation Unit Value at end of
   period                                    $11.252          $10.856
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $10.818           $9.611
  Accumulation Unit Value at end of
   period                                    $11.191          $10.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                4
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.818           $9.611
  Accumulation Unit Value at end of
   period                                    $11.191          $10.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      9                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $10.762           $9.579
  Accumulation Unit Value at end of
   period                                    $11.099          $10.762
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     --               --
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                 $12.755          $10.877
  Accumulation Unit Value at end of
   period                                    $14.360          $12.755
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    143               21
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $28.686          $24.495
  Accumulation Unit Value at end of
   period                                    $32.232          $28.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                      7                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                 $12.688          $10.842
  Accumulation Unit Value at end of
   period                                    $14.242          $12.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     24               --
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                 $12.644          $10.818
  Accumulation Unit Value at end of
   period                                    $14.164          $12.644
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216               34
 WITH THE HARTFORD'S PRINCIPAL FIRST (50
  BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.644          $10.818
  Accumulation Unit Value at end of
   period                                    $14.164          $12.644
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    216               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                 $12.577          $10.783
  Accumulation Unit Value at end of
   period                                    $14.048          $12.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                     14                3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT SEVEN AND THE BOARD OF DIRECTORS OF
HARTFORD LIFE INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life Insurance Company Separate Account Seven (the "Account") as of December 31, 2006 and the related statements of operations and changes in net assets, and the financial highlights for the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2006, by correspondence with the investment companies; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the individual Sub-Accounts constituting the Hartford Life Insurance Company Separate Account Seven as of December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
February 19, 2007

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                AIM V.I.
                                       AIM V.I.                  CAPITAL
                                   BASIC VALUE FUND         APPRECIATION FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (A)(B)
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                           7,131,003                1,638,314
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $69,671,881              $38,012,137
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $95,270,195              $42,958,719
 Due from Hartford Life
  Insurance Company                             --                       --
 Receivable from fund shares
  sold                                      21,325                   39,104
 Other assets                                2,725                       --
                                     -------------            -------------
 Total Assets                           95,294,245               42,997,823
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         21,325                   39,104
 Payable for fund shares
  purchased                                     --                       --
 Other liabilities                              --                      199
                                     -------------            -------------
 Total Liabilities                          21,325                   39,303
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $95,272,920              $42,958,520
                                     =============            =============

(a) Effective April 28, 2006, AIM V.I. Aggressive Growth Fund merged with AIM V.I. Capital Appreciation Fund.

(b) Effective November 6, 2006 AIM V.I. Demographic Trends Fund merged with AIM V.I. Capital Appreciation Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       AIM V.I.                  AIM V.I.                                    AIM V. I.
                                         CORE                   GOVERNMENT                AIM V.I.         INTERNATIONAL
                                     EQUITY FUND             SECURITIES FUND          HIGH YIELD FUND       GROWTH FUND
                                   SUB-ACCOUNT (C)             SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                        --                      --                  --
   Class IB                                     --                        --                      --                  --
   Other class                           4,521,762                19,541,003                 263,242           1,530,365
                                    ==============            ==============            ============       =============
  Cost:
   Class IA                                     --                        --                      --                  --
   Class IB                                     --                        --                      --                  --
   Other class                        $113,398,619              $237,640,123              $1,510,132         $33,514,391
                                    ==============            ==============            ============       =============
  Market Value:
   Class IA                                     --                        --                      --                  --
   Class IB                                     --                        --                      --                  --
   Other class                        $123,093,434              $230,583,834              $1,611,043         $45,038,626
 Due from Hartford Life
  Insurance Company                             --                   344,189                      --             122,064
 Receivable from fund shares
  sold                                      46,643                        --                     288                  --
 Other assets                                   --                       446                      --                  --
                                    --------------            --------------            ------------       -------------
 Total Assets                          123,140,077               230,928,469               1,611,331          45,160,690
                                    --------------            --------------            ------------       -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         36,650                        --                     288                  --
 Payable for fund shares
  purchased                                     --                   344,189                      --             122,064
 Other liabilities                          10,890                        --                      14               1,389
                                    --------------            --------------            ------------       -------------
 Total Liabilities                          47,540                   344,189                     302             123,453
                                    --------------            --------------            ------------       -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $123,092,537              $230,584,280              $1,611,029         $45,037,237
                                    ==============            ==============            ============       =============

                                  AIM V.I.       AIM V.I.            AIM V.I.                 AMERICAN
                                MID CAP CORE     SMALL CAP           LARGE CAP              FUNDS GLOBAL
                                EQUITY FUND     EQUITY FUND         GROWTH FUND              BOND FUND
                                SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT (D)         SUB-ACCOUNT (E)
-----------------------------  ------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --             --                  --                      --
   Class IB                                --             --                  --                      --
   Other class                      8,610,092      1,309,706           1,634,516                 283,973
                               ==============  =============       =============            ============
  Cost:
   Class IA                                --             --                  --                      --
   Class IB                                --             --                  --                      --
   Other class                   $101,527,657    $17,099,743         $20,197,257              $2,907,409
                               ==============  =============       =============            ============
  Market Value:
   Class IA                                --             --                  --                      --
   Class IB                                --             --                  --                      --
   Other class                   $116,408,447    $19,894,438         $22,409,460              $2,888,001
 Due from Hartford Life
  Insurance Company                    21,717         19,904              16,290                  31,486
 Receivable from fund shares
  sold                                     --             --                  --                      --
 Other assets                              --             --                  --                      --
                               --------------  -------------       -------------            ------------
 Total Assets                     116,430,164     19,914,342          22,425,750               2,919,487
                               --------------  -------------       -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --             --                  --                      --
 Payable for fund shares
  purchased                            21,717         19,904              16,290                  31,486
 Other liabilities                      1,184          1,665                 670                      --
                               --------------  -------------       -------------            ------------
 Total Liabilities                     22,901         21,569              16,960                  31,486
                               --------------  -------------       -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $116,407,263    $19,892,773         $22,408,790              $2,888,001
                               ==============  =============       =============            ============

(c) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(d) Effective June 12, 2006, AIM V.I. Blue Chip Fund merged with AIM V.I. Large Cap Growth Fund.

(e)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       AMERICAN
                                         FUNDS
                                        GLOBAL                   AMERICAN
                                      GROWTH AND               FUNDS ASSET
                                      INCOME FUND            ALLOCATION FUND
                                    SUB-ACCOUNT (E)            SUB-ACCOUNT
---------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                        --
   Class IB                                     --                        --
   Other class                           3,954,429                25,946,250
                                     =============            ==============
  Cost:
   Class IA                                     --                        --
   Class IB                                     --                        --
   Other class                         $39,928,016              $379,249,557
                                     =============            ==============
  Market Value:
   Class IA                                     --                        --
   Class IB                                     --                        --
   Other class                         $43,380,087              $473,000,139
 Due from Hartford Life
  Insurance Company                        218,955                    10,091
 Receivable from fund shares
  sold                                          --                        --
 Other assets                                   --                        --
                                     -------------            --------------
 Total Assets                           43,599,042               473,010,230
                                     -------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                        --
 Payable for fund shares
  purchased                                218,955                    10,091
 Other liabilities                               5                       169
                                     -------------            --------------
 Total Liabilities                         218,960                    10,260
                                     -------------            --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $43,380,082              $472,999,970
                                     =============            ==============

(e)  From inception, May 1, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AMERICAN
                                   FUNDS
                                 BLUE CHIP        AMERICAN        AMERICAN         AMERICAN
                                 INCOME AND        FUNDS        FUNDS GLOBAL        FUNDS
                                GROWTH FUND      BOND FUND      GROWTH FUND      GROWTH FUND
                                SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --              --              --                --
   Class IB                                --              --              --                --
   Other class                     20,310,797      27,978,979       5,452,546        17,029,231
                               ==============  ==============  ==============  ================
  Cost:
   Class IA                                --              --              --                --
   Class IB                                --              --              --                --
   Other class                   $181,776,626    $305,375,270     $90,294,936      $845,196,708
                               ==============  ==============  ==============  ================
  Market Value:
   Class IA                                --              --              --                --
   Class IB                                --              --              --                --
   Other class                   $241,089,161    $322,597,621    $126,989,797    $1,091,233,105
 Due from Hartford Life
  Insurance Company                     8,645         199,489         133,677           910,968
 Receivable from fund shares
  sold                                     --              --              --                --
 Other assets                             453              19              --                --
                               --------------  --------------  --------------  ----------------
 Total Assets                     241,098,259     322,797,129     127,123,474     1,092,144,073
                               --------------  --------------  --------------  ----------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --              --              --                --
 Payable for fund shares
  purchased                             8,645         199,489         133,677           910,968
 Other liabilities                         --              --             408             5,721
                               --------------  --------------  --------------  ----------------
 Total Liabilities                      8,645         199,489         134,085           916,689
                               --------------  --------------  --------------  ----------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $241,089,614    $322,597,640    $126,989,389    $1,091,227,384
                               ==============  ==============  ==============  ================

                                                                                   AMERICAN
                                                    AMERICAN                        FUNDS
                                   AMERICAN          FUNDS         AMERICAN      GLOBAL SMALL
                                FUNDS GROWTH-    INTERNATIONAL     FUNDS NEW    CAPITALIZATION
                                 INCOME FUND          FUND        WORLD FUND         FUND
                                 SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --              --             --              --
   Class IB                                  --              --             --              --
   Other class                       25,560,687      14,005,800      4,029,108       4,918,783
                               ================  ==============  =============  ==============
  Cost:
   Class IA                                  --              --             --              --
   Class IB                                  --              --             --              --
   Other class                     $864,954,902    $230,724,562    $56,733,903     $80,858,410
                               ================  ==============  =============  ==============
  Market Value:
   Class IA                                  --              --             --              --
   Class IB                                  --              --             --              --
   Other class                   $1,078,405,369    $307,287,259    $86,222,899    $121,198,804
 Due from Hartford Life
  Insurance Company                     758,437         516,617        138,171         146,064
 Receivable from fund shares
  sold                                       --              --             --              --
 Other assets                                --              --              1              --
                               ----------------  --------------  -------------  --------------
 Total Assets                     1,079,163,806     307,803,876     86,361,071     121,344,868
                               ----------------  --------------  -------------  --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          --              --             --              --
 Payable for fund shares
  purchased                             758,437         516,617        138,172         146,065
 Other liabilities                        1,928           1,509             --           1,300
                               ----------------  --------------  -------------  --------------
 Total Liabilities                      760,365         518,126        138,172         147,365
                               ----------------  --------------  -------------  --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $1,078,403,441    $307,285,750    $86,222,899    $121,197,503
                               ================  ==============  =============  ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                    EVERGREEN VA           EVERGREEN VA
                                   BALANCED FUND           GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                      --
   Class IB                                  --                      --
   Other class                           24,156                  97,505
                                     ==========            ============
  Cost:
   Class IA                                  --                      --
   Class IB                                  --                      --
   Other class                         $348,942              $1,446,861
                                     ==========            ============
  Market Value:
   Class IA                                  --                      --
   Class IB                                  --                      --
   Other class                         $365,968              $1,521,081
 Due from Hartford Life
  Insurance Company                          --                  18,949
 Receivable from fund shares
  sold                                       54                      --
 Other assets                                 2                      --
                                     ----------            ------------
 Total Assets                           366,024               1,540,030
                                     ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          54                      --
 Payable for fund shares
  purchased                                  --                  18,949
 Other liabilities                           --                      --
                                     ----------            ------------
 Total Liabilities                           54                  18,949
                                     ----------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $365,970              $1,521,081
                                     ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    EVERGREEN VA                                  EVERGREEN VA            EVERGREEN VA
                                   INTERNATIONAL           EVERGREEN VA          SPECIAL VALUES           FUNDAMENTAL
                                    EQUITY FUND             OMEGA FUND                FUND               LARGE CAP FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                    --                       --                    --
   Class IB                                   --                    --                       --                    --
   Other class                            80,643                 7,468                  859,812                37,740
                                    ============            ==========            =============            ==========
  Cost:
   Class IA                                   --                    --                       --                    --
   Class IB                                   --                    --                       --                    --
   Other class                        $1,203,344              $123,167              $14,812,281              $693,168
                                    ============            ==========            =============            ==========
  Market Value:
   Class IA                                   --                    --                       --                    --
   Class IB                                   --                    --                       --                    --
   Other class                        $1,304,810              $132,929              $14,900,539              $739,700
 Due from Hartford Life
  Insurance Company                       57,122                    --                  118,489                10,488
 Receivable from fund shares
  sold                                        --                    18                       --                    --
 Other assets                                 --                    --                       --                     2
                                    ------------            ----------            -------------            ----------
 Total Assets                          1,361,932               132,947               15,019,028               750,190
                                    ------------            ----------            -------------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    18                       --                    --
 Payable for fund shares
  purchased                               57,122                    --                  118,489                10,488
 Other liabilities                             2                    --                      162                    --
                                    ------------            ----------            -------------            ----------
 Total Liabilities                        57,124                    18                  118,651                10,488
                                    ------------            ----------            -------------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,304,808              $132,929              $14,900,377              $739,702
                                    ============            ==========            =============            ==========

                                       FRANKLIN              FRANKLIN             FRANKLIN
                                        RISING                INCOME              LARGE CAP                FRANKLIN
                                      DIVIDENDS             SECURITIES             GROWTH                    REAL
                                   SECURITIES FUND             FUND            SECURITIES FUND           ESTATE FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                     --                  --                      --
   Class IB                                     --                     --                  --                      --
   Other class                          16,099,671             60,691,111           4,653,527                 215,831
                                    ==============       ================       =============            ============
  Cost:
   Class IA                                     --                     --                  --                      --
   Class IB                                     --                     --                  --                      --
   Other class                        $280,868,664           $907,992,700         $66,505,854              $3,843,127
                                    ==============       ================       =============            ============
  Market Value:
   Class IA                                     --                     --                  --                      --
   Class IB                                     --                     --                  --                      --
   Other class                        $330,848,228         $1,053,597,678         $76,643,578              $7,485,023
 Due from Hartford Life
  Insurance Company                        787,423              1,310,498             105,493                      --
 Receivable from fund shares
  sold                                          --                     --                  --                   1,133
 Other assets                                1,444                     --                  --                       2
                                    --------------       ----------------       -------------            ------------
 Total Assets                          331,637,095          1,054,908,176          76,749,071               7,486,158
                                    --------------       ----------------       -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                     --                  --                   1,133
 Payable for fund shares
  purchased                                787,423              1,310,499             105,493                      --
 Other liabilities                              --                  5,771                 276                      --
                                    --------------       ----------------       -------------            ------------
 Total Liabilities                         787,423              1,316,270             105,769                   1,133
                                    --------------       ----------------       -------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $330,849,672         $1,053,591,906         $76,643,302              $7,485,025
                                    ==============       ================       =============            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                        FRANKLIN                   FRANKLIN
                                        SMALL-MID                  STRATEGIC
                                       CAP GROWTH                   INCOME
                                     SECURITIES FUND            SECURITIES FUND
                                       SUB-ACCOUNT                SUB-ACCOUNT
------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                       --                         --
   Class IB                                       --                         --
   Other class                             5,127,687                 14,426,392
                                     ===============            ===============
  Cost:
   Class IA                                       --                         --
   Class IB                                       --                         --
   Other class                           $90,438,198               $172,463,239
                                     ===============            ===============
  Market Value:
   Class IA                                       --                         --
   Class IB                                       --                         --
   Other class                          $113,475,708               $183,647,965
 Due from Hartford Life
  Insurance Company                               --                    159,735
 Receivable from fund shares
  sold                                        12,497                         --
 Other assets                                     --                        335
                                     ---------------            ---------------
 Total Assets                            113,488,205                183,808,035
                                     ---------------            ---------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           12,497                         --
 Payable for fund shares
  purchased                                       --                    159,735
 Other liabilities                             1,576                         --
                                     ---------------            ---------------
 Total Liabilities                            14,073                    159,735
                                     ---------------            ---------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $113,474,132               $183,648,300
                                     ===============            ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      FRANKLIN                 FRANKLIN                                          TEMPLETON
                                      FLEX CAP                LARGE CAP                                         DEVELOPING
                                       GROWTH                   VALUE                MUTUAL SHARES                MARKETS
                                   SECURITIES FUND         SECURITIES FUND          SECURITIES FUND           SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --                        --                       --
   Class IB                                    --                      --                        --                       --
   Other class                          1,388,167                 587,648                35,122,228                4,647,587
                                    =============            ============            ==============            =============
  Cost:
   Class IA                                    --                      --                        --                       --
   Class IB                                    --                      --                        --                       --
   Other class                        $14,633,281              $6,325,861              $559,261,423              $41,967,123
                                    =============            ============            ==============            =============
  Market Value:
   Class IA                                    --                      --                        --                       --
   Class IB                                    --                      --                        --                       --
   Other class                        $15,464,182              $6,969,503              $718,952,001              $64,694,404
 Due from Hartford Life
  Insurance Company                        17,165                  26,214                   307,379                   60,314
 Receivable from fund shares
  sold                                         --                      --                        --                       --
 Other assets                                  --                      --                        --                    1,095
                                    -------------            ------------            --------------            -------------
 Total Assets                          15,481,347               6,995,717               719,259,380               64,755,813
                                    -------------            ------------            --------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --                        --                       --
 Payable for fund shares
  purchased                                17,165                  26,214                   307,379                   60,314
 Other liabilities                            194                       8                     3,461                       --
                                    -------------            ------------            --------------            -------------
 Total Liabilities                         17,359                  26,222                   310,840                   60,314
                                    -------------            ------------            --------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $15,463,988              $6,969,495              $718,948,540              $64,695,499
                                    =============            ============            ==============            =============


                                      TEMPLETON                TEMPLETON                TEMPLETON                   MUTUAL
                                       FOREIGN                GLOBAL ASSET                GROWTH                  DISCOVERY
                                   SECURITIES FUND          ALLOCATION FUND          SECURITIES FUND           SECURITIES FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                      --                        --                        --
   Class IB                                     --                      --                        --                        --
   Other class                          13,723,889                 169,070                34,244,372                 6,036,571
                                    ==============            ============            ==============            ==============
  Cost:
   Class IA                                     --                      --                        --                        --
   Class IB                                     --                      --                        --                        --
   Other class                        $189,480,856              $3,288,312              $432,202,380              $105,365,057
                                    ==============            ============            ==============            ==============
  Market Value:
   Class IA                                     --                      --                        --                        --
   Class IB                                     --                      --                        --                        --
   Other class                        $256,911,203              $3,677,282              $545,512,837              $131,174,681
 Due from Hartford Life
  Insurance Company                        280,229                      --                   449,116                   185,111
 Receivable from fund shares
  sold                                          --                     534                        --                        --
 Other assets                                   --                      --                        --                        --
                                    --------------            ------------            --------------            --------------
 Total Assets                          257,191,432               3,677,816               545,961,953               131,359,792
                                    --------------            ------------            --------------            --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                     534                        --                        --
 Payable for fund shares
  purchased                                280,229                      --                   449,116                   185,111
 Other liabilities                           1,175                       6                     1,494                       978
                                    --------------            ------------            --------------            --------------
 Total Liabilities                         281,404                     540                   450,610                   186,089
                                    --------------            ------------            --------------            --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $256,910,028              $3,677,276              $545,511,343              $131,173,703
                                    ==============            ============            ==============            ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                 HARTFORD
                                  HARTFORD     TOTAL RETURN
                                  ADVISERS         BOND
                                  HLS FUND       HLS FUND
                                 SUB-ACCOUNT    SUB-ACCOUNT
------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --             --
   Class IB                         1,681,476      7,762,713
   Other class                             --             --
                                =============  =============
  Cost:
   Class IA                                --             --
   Class IB                       $38,818,359    $91,332,980
   Other class                             --             --
                                =============  =============
  Market Value:
   Class IA                                --             --
   Class IB                       $38,306,667    $86,839,387
   Other class                             --             --
 Due from Hartford Life
  Insurance Company                        --         10,106
 Receivable from fund shares
  sold                                  4,856             --
 Other assets                           1,584             --
                                -------------  -------------
 Total Assets                      38,313,107     86,849,493
                                -------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                     4,856             --
 Payable for fund shares
  purchased                                --         10,106
 Other liabilities                         --             97
                                -------------  -------------
 Total Liabilities                      4,856         10,203
                                -------------  -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                     $38,308,251    $86,839,290
                                =============  =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 HARTFORD       HARTFORD
                                  CAPITAL     DIVIDEND AND       HARTFORD             HARTFORD
                               APPRECIATION      GROWTH            FOCUS          GLOBAL ADVISERS
                                 HLS FUND       HLS FUND         HLS FUND             HLS FUND
                                SUB-ACCOUNT    SUB-ACCOUNT      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --             --            --                    --
   Class IB                        1,513,349      2,741,077           734                25,654
   Other class                            --             --            --                    --
                               =============  =============       =======            ==========
  Cost:
   Class IA                               --             --            --                    --
   Class IB                      $67,094,336    $49,646,439        $7,009              $349,683
   Other class                            --             --            --                    --
                               =============  =============       =======            ==========
  Market Value:
   Class IA                               --             --            --                    --
   Class IB                      $80,523,341    $62,286,676        $7,731              $324,966
   Other class                            --             --            --                    --
 Due from Hartford Life
  Insurance Company                       --             --            --                    --
 Receivable from fund shares
  sold                                10,881         13,882             1                    38
 Other assets                             --             --            --                    --
                               -------------  -------------       -------            ----------
 Total Assets                     80,534,222     62,300,558         7,732               325,004
                               -------------  -------------       -------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   10,881         13,882             1                    38
 Payable for fund shares
  purchased                               --             --            --                    --
 Other liabilities                       416            169            --                     1
                               -------------  -------------       -------            ----------
 Total Liabilities                    11,297         14,051             1                    39
                               -------------  -------------       -------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $80,522,925    $62,286,507        $7,731              $324,965
                               =============  =============       =======            ==========

                                    HARTFORD             HARTFORD
                                     GLOBAL               GLOBAL               HARTFORD               HARTFORD
                                 COMMUNICATIONS     FINANCIAL SERVICES      GLOBAL HEALTH          GLOBAL LEADERS
                                    HLS FUND             HLS FUND              HLS FUND               HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --                    --                    --                      --
   Class IB                              613                 6,359                58,700                 122,372
   Other class                            --                    --                    --                      --
                                     =======             =========            ==========            ============
  Cost:
   Class IA                               --                    --                    --                      --
   Class IB                           $4,180               $59,784              $810,783              $2,399,304
   Other class                            --                    --                    --                      --
                                     =======             =========            ==========            ============
  Market Value:
   Class IA                               --                    --                    --                      --
   Class IB                           $5,979               $83,638              $974,080              $2,449,487
   Other class                            --                    --                    --                      --
 Due from Hartford Life
  Insurance Company                       --                    --                    --                      --
 Receivable from fund shares
  sold                                     1                    13                   109                     223
 Other assets                             --                    --                     1                       5
                                     -------             ---------            ----------            ------------
 Total Assets                          5,980                83,651               974,190               2,449,715
                                     -------             ---------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        1                    13                   109                     223
 Payable for fund shares
  purchased                               --                    --                    --                      --
 Other liabilities                        --                     1                    --                      --
                                     -------             ---------            ----------            ------------
 Total Liabilities                         1                    14                   109                     223
                                     -------             ---------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $5,979               $83,637              $974,081              $2,449,492
                                     =======             =========            ==========            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD              HARTFORD
                                       GLOBAL             DISCIPLINED
                                     TECHNOLOGY              EQUITY
                                      HLS FUND              HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                    --
   Class IB                              88,588                65,921
   Other class                               --                    --
                                     ==========            ==========
  Cost:
   Class IA                                  --                    --
   Class IB                            $839,521              $907,254
   Other class                               --                    --
                                     ==========            ==========
  Market Value:
   Class IA                                  --                    --
   Class IB                            $529,127              $923,348
   Other class                               --                    --
 Due from Hartford Life
  Insurance Company                          --                    --
 Receivable from fund shares
  sold                                       54                    70
 Other assets                                12                     8
                                     ----------            ----------
 Total Assets                           529,193               923,426
                                     ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          54                    70
 Payable for fund shares
  purchased                                  --                    --
 Other liabilities                           --                    --
                                     ----------            ----------
 Total Liabilities                           54                    70
                                     ----------            ----------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $529,139              $923,356
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          HARTFORD
                                    HARTFORD               GROWTH               HARTFORD               HARTFORD
                                     GROWTH            OPPORTUNITIES           HIGH YIELD               INDEX
                                    HLS FUND              HLS FUND              HLS FUND               HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                    --                    --                      --
   Class IB                             7,417                 5,782                52,961                  48,204
   Other class                             --                    --                    --                      --
                                    =========            ==========            ==========            ============
  Cost:
   Class IA                                --                    --                    --                      --
   Class IB                           $87,065              $166,614              $483,009              $1,877,201
   Other class                             --                    --                    --                      --
                                    =========            ==========            ==========            ============
  Market Value:
   Class IA                                --                    --                    --                      --
   Class IB                           $90,253              $172,868              $490,774              $1,553,346
   Other class                             --                    --                    --                      --
 Due from Hartford Life
  Insurance Company                        --                    --                    --                      --
 Receivable from fund shares
  sold                                     11                    21                    40                     182
 Other assets                              --                     1                     1                       1
                                    ---------            ----------            ----------            ------------
 Total Assets                          90,264               172,890               490,815               1,553,529
                                    ---------            ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        11                    21                    40                     182
 Payable for fund shares
  purchased                                --                    --                    --                      --
 Other liabilities                         --                    --                    --                      --
                                    ---------            ----------            ----------            ------------
 Total Liabilities                         11                    21                    40                     182
                                    ---------            ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $90,253              $172,869              $490,775              $1,553,347
                                    =========            ==========            ==========            ============

                                     HARTFORD
                                  INTERNATIONAL            HARTFORD          HARTFORD
                                     CAPITAL            INTERNATIONAL      INTERNATIONAL         HARTFORD
                                   APPRECIATION         SMALL COMPANY      OPPORTUNITIES          MIDCAP
                                     HLS FUND              HLS FUND          HLS FUND            HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                  --                 --
   Class IB                             39,853                12,531             687,769            202,022
   Other class                              --                    --                  --                 --
                                    ==========            ==========       =============       ============
  Cost:
   Class IA                                 --                    --                  --                 --
   Class IB                           $497,879              $188,871          $7,524,398         $4,936,756
   Other class                              --                    --                  --                 --
                                    ==========            ==========       =============       ============
  Market Value:
   Class IA                                 --                    --                  --                 --
   Class IB                           $562,048              $208,528         $10,554,685         $5,406,430
   Other class                              --                    --                  --                 --
 Due from Hartford Life
  Insurance Company                         --                    --                  --                 --
 Receivable from fund shares
  sold                                      67                    24              11,940                600
 Other assets                               --                    --                  --                 --
                                    ----------            ----------       -------------       ------------
 Total Assets                          562,115               208,552          10,566,625          5,407,030
                                    ----------            ----------       -------------       ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         67                    24              11,940                600
 Payable for fund shares
  purchased                                 --                    --                  --                 --
 Other liabilities                          --                     1                 859                 13
                                    ----------            ----------       -------------       ------------
 Total Liabilities                          67                    25              12,799                613
                                    ----------            ----------       -------------       ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $562,048              $208,527         $10,553,826         $5,406,417
                                    ==========            ==========       =============       ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD           HARTFORD
                                    MIDCAP VALUE       MONEY MARKET
                                      HLS FUND           HLS FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT
--------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --          136,639,524
   Class IB                              37,462           26,609,183
   Other class                               --                   --
                                     ==========       ==============
  Cost:
   Class IA                                  --         $136,639,524
   Class IB                            $365,702           26,609,183
   Other class                               --                   --
                                     ==========       ==============
  Market Value:
   Class IA                                  --         $136,639,524
   Class IB                            $529,425           26,609,183
   Other class                               --                    1
 Due from Hartford Life
  Insurance Company                          --                   --
 Receivable from fund shares
  sold                                       85              587,712
 Other assets                                --               17,610
                                     ----------       --------------
 Total Assets                           529,510          163,854,030
                                     ----------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          85              587,712
 Payable for fund shares
  purchased                                  --                   --
 Other liabilities                            3                   --
                                     ----------       --------------
 Total Liabilities                           88              587,712
                                     ----------       --------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $529,422         $163,266,318
                                     ==========       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD                                      HARTFORD
                                     MORTGAGE               HARTFORD               SMALLCAP
                                    SECURITIES           SMALL COMPANY              GROWTH                HARTFORD
                                     HLS FUND               HLS FUND               HLS FUND            STOCK HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                      --                    --                       --
   Class IB                             38,990                 505,224                 8,505                  589,979
   Other class                              --                      --                    --                       --
                                    ==========            ============            ==========            =============
  Cost:
   Class IA                                 --                      --                    --                       --
   Class IB                           $443,971              $7,643,432              $162,914              $28,159,687
   Other class                              --                      --                    --                       --
                                    ==========            ============            ==========            =============
  Market Value:
   Class IA                                 --                      --                    --                       --
   Class IB                           $418,976              $9,451,559              $176,352              $30,943,933
   Other class                              --                      --                    --                       --
 Due from Hartford Life
  Insurance Company                         --                      --                    --                       --
 Receivable from fund shares
  sold                                      48                   2,059                    29                    6,073
 Other assets                                1                      15                    --                       --
                                    ----------            ------------            ----------            -------------
 Total Assets                          419,025               9,453,633               176,381               30,950,006
                                    ----------            ------------            ----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         48                   2,059                    29                    6,073
 Payable for fund shares
  purchased                                 --                      --                    --                       --
 Other liabilities                          --                      --                     1                      113
                                    ----------            ------------            ----------            -------------
 Total Liabilities                          48                   2,059                    30                    6,186
                                    ----------            ------------            ----------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $418,977              $9,451,574              $176,351              $30,943,820
                                    ==========            ============            ==========            =============

                                     HARTFORD                                    HARTFORD
                                 U.S. GOVERNMENT           HARTFORD               VALUE               HARTFORD
                                    SECURITIES              VALUE             OPPORTUNITIES         EQUITY INCOME
                                     HLS FUND              HLS FUND              HLS FUND             HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                    --                   --
   Class IB                             61,812                19,640                17,053                3,869
   Other class                              --                    --                    --                   --
                                    ==========            ==========            ==========            =========
  Cost:
   Class IA                                 --                    --                    --                   --
   Class IB                           $666,154              $201,290              $313,080              $50,270
   Other class                              --                    --                    --                   --
                                    ==========            ==========            ==========            =========
  Market Value:
   Class IA                                 --                    --                    --                   --
   Class IB                           $684,345              $255,996              $334,882              $54,907
   Other class                              --                    --                    --                   --
 Due from Hartford Life
  Insurance Company                         --                    --                    --                   --
 Receivable from fund shares
  sold                                      81                     9                    40                    8
 Other assets                                5                    --                    --                   --
                                    ----------            ----------            ----------            ---------
 Total Assets                          684,431               256,005               334,922               54,915
                                    ----------            ----------            ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         81                     9                    40                    8
 Payable for fund shares
  purchased                                 --                    --                    --                   --
 Other liabilities                          --                     2                     2                    1
                                    ----------            ----------            ----------            ---------
 Total Liabilities                          81                    11                    42                    9
                                    ----------            ----------            ----------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $684,350              $255,994              $334,880              $54,906
                                    ==========            ==========            ==========            =========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    HUNTINGTON VA           HUNTINGTON VA
                                        INCOME                 DIVIDEND
                                     EQUITY FUND             CAPTURE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                            142,557                 427,872
                                     ============            ============
  Cost:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $1,547,468              $5,281,563
                                     ============            ============
  Market Value:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $1,799,069              $5,823,342
 Due from Hartford Life
  Insurance Company                         3,126                      --
 Receivable from fund shares
  sold                                         --                   1,398
 Other assets                                  --                     209
                                     ------------            ------------
 Total Assets                           1,802,195               5,824,949
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                   1,398
 Payable for fund shares
  purchased                                 3,126                      --
 Other liabilities                             41                      --
                                     ------------            ------------
 Total Liabilities                          3,167                   1,398
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $1,799,028              $5,823,551
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  HUNTINGTON VA          HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                      GROWTH                MID CORP              NEW ECONOMY               ROTATING
                                       FUND               AMERICA FUND                FUND                MARKETS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                      --                      --                      --
   Class IB                                 --                      --                      --                      --
   Other class                         100,586                 217,985                 165,103                  95,209
                                    ==========            ============            ============            ============
  Cost:
   Class IA                                 --                      --                      --                      --
   Class IB                                 --                      --                      --                      --
   Other class                        $853,750              $3,320,113              $2,474,091              $1,073,788
                                    ==========            ============            ============            ============
  Market Value:
   Class IA                                 --                      --                      --                      --
   Class IB                                 --                      --                      --                      --
   Other class                        $956,568              $3,792,941              $2,915,710              $1,387,195
 Due from Hartford Life
  Insurance Company                      3,308                  19,443                  28,864                   8,911
 Receivable from fund shares
  sold                                      --                      --                      --                      --
 Other assets                                1                      --                      --                      --
                                    ----------            ------------            ------------            ------------
 Total Assets                          959,877               3,812,384               2,944,574               1,396,106
                                    ----------            ------------            ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                      --                      --                      --
 Payable for fund shares
  purchased                              3,308                  19,443                  28,864                   8,911
 Other liabilities                          --                      55                      44                     131
                                    ----------            ------------            ------------            ------------
 Total Liabilities                       3,308                  19,498                  28,908                   9,042
                                    ----------            ------------            ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $956,569              $3,792,886              $2,915,666              $1,387,064
                                    ==========            ============            ============            ============

                                   HUNTINGTON VA          HUNTINGTON VA         HUNTINGTON VA          HUNTINGTON VA
                                   INTERNATIONAL            MACRO 100              MORTGAGE             SITUS SMALL
                                    EQUITY FUND                FUND            SECURITIES FUND            CAP FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                    --                    --                      --
   Class IB                                   --                    --                    --                      --
   Other class                            72,490                73,102                58,776                 215,233
                                    ============            ==========            ==========            ============
  Cost:
   Class IA                                   --                    --                    --                      --
   Class IB                                   --                    --                    --                      --
   Other class                        $1,045,619              $846,722              $638,505              $2,950,938
                                    ============            ==========            ==========            ============
  Market Value:
   Class IA                                   --                    --                    --                      --
   Class IB                                   --                    --                    --                      --
   Other class                        $1,140,987              $903,536              $654,181              $3,107,969
 Due from Hartford Life
  Insurance Company                       19,002                   905                12,992                  20,739
 Receivable from fund shares
  sold                                        --                    --                    --                      --
 Other assets                                  2                     4                    --                      --
                                    ------------            ----------            ----------            ------------
 Total Assets                          1,159,991               904,445               667,173               3,128,708
                                    ------------            ----------            ----------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           --                    --                    --                      --
 Payable for fund shares
  purchased                               19,002                   905                12,992                  20,739
 Other liabilities                            --                    --                    --                      49
                                    ------------            ----------            ----------            ------------
 Total Liabilities                        19,002                   905                12,992                  20,788
                                    ------------            ----------            ----------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,140,989              $903,540              $654,181              $3,107,920
                                    ============            ==========            ==========            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      MFS CAPITAL             MFS EMERGING
                                 OPPORTUNITIES SERIES         GROWTH SERIES
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                             924,917                  871,471
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $15,257,362              $20,728,107
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $14,345,458              $17,987,168
 Due from Hartford Life
  Insurance Company                             --                       --
 Receivable from fund shares
  sold                                       6,189                   41,901
 Other assets                                    4                       --
                                     -------------            -------------
 Total Assets                           14,351,651               18,029,069
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          6,189                   41,901
 Payable for fund shares
  purchased                                     --                       --
 Other liabilities                              --                      174
                                     -------------            -------------
 Total Liabilities                           6,189                   42,075
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $14,345,462              $17,986,994
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                MFS GLOBAL           MFS HIGH               MFS INVESTORS       MFS INVESTORS
                               EQUITY SERIES       INCOME SERIES         GROWTH STOCK SERIES     TRUST SERIES
                                SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --                  --                       --                   --
   Class IB                               --                  --                       --                   --
   Other class                       694,736           8,169,713                2,451,076            6,814,086
                               =============       =============            =============       ==============
  Cost:
   Class IA                               --                  --                       --                   --
   Class IB                               --                  --                       --                   --
   Other class                    $7,782,747         $77,809,386              $24,930,329         $121,314,312
                               =============       =============            =============       ==============
  Market Value:
   Class IA                               --                  --                       --                   --
   Class IB                               --                  --                       --                   --
   Other class                   $10,733,673         $82,023,918              $26,103,964         $147,797,525
 Due from Hartford Life
  Insurance Company                       --             194,256                       --              207,544
 Receivable from fund shares
  sold                                12,080                  --                   22,242                   --
 Other assets                             --                  --                    1,790                   --
                               -------------       -------------            -------------       --------------
 Total Assets                     10,745,753          82,218,174               26,127,996          148,005,069
                               -------------       -------------            -------------       --------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                   12,080                  --                   22,242                   --
 Payable for fund shares
  purchased                               --             194,256                       --              207,544
 Other liabilities                        22                 440                       --                  429
                               -------------       -------------            -------------       --------------
 Total Liabilities                    12,102             194,696                   22,242              207,973
                               -------------       -------------            -------------       --------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities           $10,733,651         $82,023,478              $26,105,754         $147,797,096
                               =============       =============            =============       ==============

                                     MFS MID CAP                MFS NEW            MFS TOTAL          MFS
                                    GROWTH SERIES          DISCOVERY SERIES      RETURN SERIES   VALUE SERIES
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT     SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                   --             --
   Class IB                                    --                       --                   --             --
   Other class                          5,731,987                5,546,205           21,474,766      3,495,438
                                    =============            =============       ==============  =============
  Cost:
   Class IA                                    --                       --                   --             --
   Class IB                                    --                       --                   --             --
   Other class                        $35,824,201              $80,329,184         $420,879,941    $43,037,509
                                    =============            =============       ==============  =============
  Market Value:
   Class IA                                    --                       --                   --             --
   Class IB                                    --                       --                   --             --
   Other class                        $41,556,903              $96,614,897         $470,082,633    $50,753,756
 Due from Hartford Life
  Insurance Company                           973                  158,822              697,811        121,823
 Receivable from fund shares
  sold                                         --                       --                   --             --
 Other assets                                  --                      394                2,312             --
                                    -------------            -------------       --------------  -------------
 Total Assets                          41,557,876               96,774,113          470,782,756     50,875,579
                                    -------------            -------------       --------------  -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                       --                   --             --
 Payable for fund shares
  purchased                                   973                  158,822              697,811        121,823
 Other liabilities                             71                       --                   --            235
                                    -------------            -------------       --------------  -------------
 Total Liabilities                          1,044                  158,822              697,811        122,058
                                    -------------            -------------       --------------  -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $41,556,832              $96,615,291         $470,084,945    $50,753,521
                                    =============            =============       ==============  =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                  MFS
                                          MFS                   RESEARCH
                                       RESEARCH              INTERNATIONAL
                                      BOND SERIES                SERIES
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                      --
   Class IB                                     --                      --
   Other class                             966,930                 509,433
                                     =============            ============
  Cost:
   Class IA                                     --                      --
   Class IB                                     --                      --
   Other class                         $10,950,120              $6,728,938
                                     =============            ============
  Market Value:
   Class IA                                     --                      --
   Class IB                                     --                      --
   Other class                         $11,129,364              $7,356,205
 Due from Hartford Life
  Insurance Company                         39,784                   6,073
 Receivable from fund shares
  sold                                          --                      --
 Other assets                                    1                      --
                                     -------------            ------------
 Total Assets                           11,169,149               7,362,278
                                     -------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                      --
 Payable for fund shares
  purchased                                 39,784                   6,073
 Other liabilities                              --                      16
                                     -------------            ------------
 Total Liabilities                          39,784                   6,089
                                     -------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $11,129,365              $7,356,189
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            BLACKROCK             BLACKROCK
                                        MFS                   GLOBAL              LARGE CAP
                                      RESEARCH                GROWTH                GROWTH            U.S. MID CAP
                                       SERIES               V.I. FUND             V. I. FUND              VALUE
                                    SUB-ACCOUNT          SUB-ACCOUNT (F)       SUB-ACCOUNT (G)       SUB-ACCOUNT (H)
----------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                    --                    --                  --
   Class IB                                   --                    --                    --                  --
   Other class                            82,914                18,421                80,589                 486
                                    ============            ==========            ==========             =======
  Cost:
   Class IA                                   --                    --                    --                  --
   Class IB                                   --                    --                    --                  --
   Other class                        $1,358,298              $132,505              $589,700              $8,742
                                    ============            ==========            ==========             =======
  Market Value:
   Class IA                                   --                    --                    --                  --
   Class IB                                   --                    --                    --                  --
   Other class                        $1,495,770              $244,811              $947,733              $9,559
 Due from Hartford Life
  Insurance Company                           --                    --                    --                  --
 Receivable from fund shares
  sold                                       226                    41                   152                   2
 Other assets                                 --                    --                     1                  --
                                    ------------            ----------            ----------             -------
 Total Assets                          1,495,996               244,852               947,886               9,561
                                    ------------            ----------            ----------             -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                          226                    41                   152                   2
 Payable for fund shares
  purchased                                   --                    --                    --                  --
 Other liabilities                             1                     1                    --                  --
                                    ------------            ----------            ----------             -------
 Total Liabilities                           227                    42                   152                   2
                                    ------------            ----------            ----------             -------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,495,769              $244,810              $947,734              $9,559
                                    ============            ==========            ==========             =======


                                                                                                     COLUMBIA
                                     CAPITAL            DEVELOPING            FLEXIBLE           ASSET ALLOCATION
                                  OPPORTUNITIES           GROWTH               INCOME                FUND VS
                                 SUB-ACCOUNT (H)      SUB-ACCOUNT (H)      SUB-ACCOUNT (H)      SUB-ACCOUNT (E)(I)
-----------------------------  -------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                --                  --                    --                      --
   Class IB                                --                  --                    --                      --
   Other class                          1,305                 252                 2,081                 538,344
                                    =========             =======             =========            ============
  Cost:
   Class IA                                --                  --                    --                      --
   Class IB                                --                  --                    --                      --
   Other class                        $15,549              $5,979               $15,048              $8,719,480
                                    =========             =======             =========            ============
  Market Value:
   Class IA                                --                  --                    --                      --
   Class IB                                --                  --                    --                      --
   Other class                        $16,204              $6,516               $15,128              $8,516,594
 Due from Hartford Life
  Insurance Company                     3,267                  --                    --                      --
 Receivable from fund shares
  sold                                     --                   1                     2                   1,391
 Other assets                              --                  --                    --                      --
                                    ---------             -------             ---------            ------------
 Total Assets                          19,471               6,517                15,130               8,517,985
                                    ---------             -------             ---------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        --                   1                     2                   1,391
 Payable for fund shares
  purchased                             3,267                  --                    --                      --
 Other liabilities                         --                  --                    --                      17
                                    ---------             -------             ---------            ------------
 Total Liabilities                      3,267                   1                     2                   1,408
                                    ---------             -------             ---------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $16,204              $6,516               $15,128              $8,516,577
                                    =========             =======             =========            ============

(e)  From inception, May 1, 2006 to December 31, 2006.

(f)  Formerly Mercury Global Growth V.I. Fund. Change effective October 2, 2006.

(g)  Formerly Mercury Large Cap Growth V.I. Fund. Change effective October 2,
     2006.

(h) From inception, August 14, 2006 to December 31, 2006.

(i) Effective May 1, 2006, Nations Asset Allocation Portfolio merged with Columbia Asset Allocation Fund VS.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                       COLUMBIA                 COLUMBIA
                                     SMALL COMPANY              LARGE CAP
                                    GROWTH FUND VS            VALUE FUND VS
                                  SUB-ACCOUNT (E)(J)       SUB-ACCOUNT (E)(K)
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                           1,701,382                2,002,296
                                     =============            =============
  Cost:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $22,813,287              $36,741,358
                                     =============            =============
  Market Value:
   Class IA                                     --                       --
   Class IB                                     --                       --
   Other class                         $21,743,659              $39,265,023
 Due from Hartford Life
  Insurance Company                          1,159                       --
 Receivable from fund shares
  sold                                          --                   38,841
 Other assets                                   --                       --
                                     -------------            -------------
 Total Assets                           21,744,818               39,303,864
                                     -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                             --                   38,841
 Payable for fund shares
  purchased                                  1,159                       --
 Other liabilities                              23                   17,761
                                     -------------            -------------
 Total Liabilities                           1,182                   56,602
                                     -------------            -------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $21,743,636              $39,247,262
                                     =============            =============

(e)  From inception, May 1, 2006 to December 31, 2006.

(j) Effective May 1, 2006, Nations Small Company Portfolio merged with Columbia Small Company Growth Fund VS.

(k) Effective May 1, 2006, Nations Value Portfolio merged with Columbia Large Cap Value Fund VS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      COLUMBIA
                                       MARSICO                                          COLUMBIA                 COLUMBIA
                                    INTERNATIONAL              COLUMBIA                  MARSICO                  MARSICO
                                    OPPORTUNITIES             HIGH YIELD            FOCUSED EQUITIES              GROWTH
                                       FUND VS                  FUND VS                  FUND VS                  FUND VS
                                   SUB-ACCOUNT (L)          SUB-ACCOUNT (M)          SUB-ACCOUNT (N)          SUB-ACCOUNT (O)
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                          1,836,361                2,503,184                1,507,022                1,431,272
                                    =============            =============            =============            =============
  Cost:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                        $22,723,887              $24,329,392              $19,674,710              $19,925,579
                                    =============            =============            =============            =============
  Market Value:
   Class IA                                    --                       --                       --                       --
   Class IB                                    --                       --                       --                       --
   Other class                        $40,308,115              $28,836,683              $30,381,561              $27,165,548
 Due from Hartford Life
  Insurance Company                            --                   15,848                       --                       --
 Receivable from fund shares
  sold                                     21,520                       --                    6,843                    4,252
 Other assets                                  --                       --                        5                       --
                                    -------------            -------------            -------------            -------------
 Total Assets                          40,329,635               28,852,531               30,388,409               27,169,800
                                    -------------            -------------            -------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        21,520                       --                    6,843                    4,252
 Payable for fund shares
  purchased                                    --                   15,848                       --                       --
 Other liabilities                             28                      270                       --                      192
                                    -------------            -------------            -------------            -------------
 Total Liabilities                         21,548                   16,118                    6,843                    4,444
                                    -------------            -------------            -------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $40,308,087              $28,836,413              $30,381,566              $27,165,356
                                    =============            =============            =============            =============


                                      COLUMBIA                COLUMBIA                 JPMORGAN                JPMORGAN
                                      MARSICO                  MARSICO             INSURANCE TRUST          INSURANCE TRUST
                                    21ST CENTURY            MIDCAP GROWTH              BALANCED                CORE BOND
                                      FUND VS                  FUND VS              PORTFOLIO - 1            PORTFOLIO - 1
                                  SUB-ACCOUNT (P)          SUB-ACCOUNT (Q)         SUB-ACCOUNT (R)          SUB-ACCOUNT (S)
-----------------------------  ------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                       --                      --                       --
   Class IB                                   --                       --                      --                       --
   Other class                           645,512                3,856,592                 102,035                3,506,736
                                    ============            =============            ============            =============
  Cost:
   Class IA                                   --                       --                      --                       --
   Class IB                                   --                       --                      --                       --
   Other class                        $5,433,155              $25,547,689              $1,486,601              $39,163,154
                                    ============            =============            ============            =============
  Market Value:
   Class IA                                   --                       --                      --                       --
   Class IB                                   --                       --                      --                       --
   Other class                        $8,365,831              $34,169,406              $1,646,838              $39,591,047
 Due from Hartford Life
  Insurance Company                           --                       --                      --                  114,580
 Receivable from fund shares
  sold                                     1,486                    8,996                     231                       --
 Other assets                                 50                       --                      --                       20
                                    ------------            -------------            ------------            -------------
 Total Assets                          8,367,367               34,178,402               1,647,069               39,705,647
                                    ------------            -------------            ------------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                        1,486                    8,996                     231                       --
 Payable for fund shares
  purchased                                   --                       --                      --                  114,580
 Other liabilities                            --                       29                       5                       --
                                    ------------            -------------            ------------            -------------
 Total Liabilities                         1,486                    9,025                     236                  114,580
                                    ------------            -------------            ------------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $8,365,881              $34,169,377              $1,646,833              $39,591,067
                                    ============            =============            ============            =============

(l) Formerly Nations Marsico International Opportunities Portfolio. Change effective May 1, 2006.

(m) Formerly Nations High Yield Bond Portfolio. Change effective May 1, 2006.

(n) Formerly Nations Marsico Focused Equities Portfolio. Change effective May 1, 2006.

(o) Formerly Nations Marsico Growth Portfolio. Change effective May 1, 2006.

(p) Formerly Nations Marsico 21st Century Portfolio. Change effective May 1,
    2006.

(q) Formerly Nations Marsico Midcap Growth Portfolio. Change effective May 1, 2006.

(r) Formerly JPMorgan Investment Trust Balanced Portfolio. Change effective May 1, 2006.

(s) Formerly JPMorgan Investment Trust Bond Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       JPMORGAN                JPMORGAN
                                   INSURANCE TRUST         INSURANCE TRUST
                                  DIVERSIFIED EQUITY       INTREPID MID CAP
                                    PORTFOLIO - 1           PORTFOLIO - 1
                                   SUB-ACCOUNT (T)         SUB-ACCOUNT (U)
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                            560,927                 311,401
                                     ============            ============
  Cost:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $8,458,495              $5,715,863
                                     ============            ============
  Market Value:
   Class IA                                    --                      --
   Class IB                                    --                      --
   Other class                         $9,872,309              $5,885,486
 Due from Hartford Life
  Insurance Company                        37,951                  54,713
 Receivable from fund shares
  sold                                         --                      --
 Other assets                                  --                      --
                                     ------------            ------------
 Total Assets                           9,910,260               5,940,199
                                     ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                      --
 Payable for fund shares
  purchased                                37,951                  54,713
 Other liabilities                             19                      18
                                     ------------            ------------
 Total Liabilities                         37,970                  54,731
                                     ------------            ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                          $9,872,290              $5,885,468
                                     ============            ============

(t) Formerly JPMorgan Investment Trust Diversified Equity Portfolio. Change effective May 1, 2006.

(u) Formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                              JPMORGAN
                                      JPMORGAN                 JPMORGAN                JPMORGAN            INSURANCE TRUST
                                   INSURANCE TRUST          INSURANCE TRUST        INSURANCE TRUST           DIVERSIFIED
                                    EQUITY INDEX            GOVERNMENT BOND        INTREPID GROWTH         MID CAP GROWTH
                                    PORTFOLIO - 1            PORTFOLIO - 1          PORTFOLIO - 1           PORTFOLIO - 1
                                   SUB-ACCOUNT (V)          SUB-ACCOUNT (W)        SUB-ACCOUNT (X)         SUB-ACCOUNT (Y)
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                       --                    --                       --
   Class IB                                    --                       --                    --                       --
   Other class                          2,755,309                1,407,862                17,142                  574,372
                                    =============            =============            ==========            =============
  Cost:
   Class IA                                    --                       --                    --                       --
   Class IB                                    --                       --                    --                       --
   Other class                        $29,433,472              $15,868,577              $232,691              $10,666,886
                                    =============            =============            ==========            =============
  Market Value:
   Class IA                                    --                       --                    --                       --
   Class IB                                    --                       --                    --                       --
   Other class                        $34,248,492              $15,768,060              $251,987              $12,211,152
 Due from Hartford Life
  Insurance Company                       119,722                   29,624                    --                   26,749
 Receivable from fund shares
  sold                                         --                       --                    34                       --
 Other assets                                  68                       12                    --                       --
                                    -------------            -------------            ----------            -------------
 Total Assets                          34,368,282               15,797,696               252,021               12,237,901
                                    -------------            -------------            ----------            -------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                            --                       --                    34                       --
 Payable for fund shares
  purchased                               119,722                   29,624                    --                   26,749
 Other liabilities                             --                       --                    --                       10
                                    -------------            -------------            ----------            -------------
 Total Liabilities                        119,722                   29,624                    34                   26,759
                                    -------------            -------------            ----------            -------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $34,248,560              $15,768,072              $251,987              $12,211,142
                                    =============            =============            ==========            =============

                                      JPMORGAN
                                   INSURANCE TRUST
                                     DIVERSIFIED           JENNISON 20/20                                PRUDENTIAL
                                    MID CAP VALUE              FOCUS                JENNISON               VALUE
                                    PORTFOLIO - 1            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                   SUB-ACCOUNT (Z)          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                    --                    --                    --                    --
   Class IB                                    --                    --                    --                    --
   Other class                            663,758                19,697                34,692                 9,301
                                    =============            ==========            ==========            ==========
  Cost:
   Class IA                                    --                    --                    --                    --
   Class IB                                    --                    --                    --                    --
   Other class                        $10,189,192              $229,241              $800,257              $171,802
                                    =============            ==========            ==========            ==========
  Market Value:
   Class IA                                    --                    --                    --                    --
   Class IB                                    --                    --                    --                    --
   Other class                        $11,038,295              $311,414              $720,554              $244,248
 Due from Hartford Life
  Insurance Company                            --                    --                    --                    --
 Receivable from fund shares
  sold                                        611                    42                   100                    35
 Other assets                                  --                     3                     7                    --
                                    -------------            ----------            ----------            ----------
 Total Assets                          11,038,906               311,459               720,661               244,283
                                    -------------            ----------            ----------            ----------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           611                    42                   100                    35
 Payable for fund shares
  purchased                                    --                    --                    --                    --
 Other liabilities                             45                    --                    --                     3
                                    -------------            ----------            ----------            ----------
 Total Liabilities                            656                    42                   100                    38
                                    -------------            ----------            ----------            ----------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $11,038,250              $311,417              $720,561              $244,245
                                    =============            ==========            ==========            ==========

(v) Formerly JPMorgan Investment Trust Equity Index Portfolio. Change effective May 1, 2006.

(w) Formerly JPMorgan Investment Trust Government Bond Portfolio. Change effective May 1, 2006.

(x) Formerly JPMorgan Investment Trust Large Cap Growth Portfolio. Change effective November 1, 2006.

(y) Formerly JPMorgan Investment Trust Mid Cap Growth Portfolio. Change effective May 1, 2006.

(z) Formerly JPMorgan Investment Trust Mid Cap Value Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  SP WILLIAM BLAIR           LEGG MASON
                                    INTERNATIONAL        PARTNERS VARIABLE
                                  GROWTH PORTFOLIO       ALL CAP PORTFOLIO
                                     SUB-ACCOUNT          SUB-ACCOUNT (AA)
-----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                       --
   Class IB                                  --                       --
   Other class                            3,053                  152,434
                                      =========             ============
  Cost:
   Class IA                                  --                       --
   Class IB                                  --                       --
   Other class                          $21,337               $2,353,151
                                      =========             ============
  Market Value:
   Class IA                                  --                       --
   Class IB                                  --                       --
   Other class                          $24,944               $2,975,517
 Due from Hartford Life
  Insurance Company                          --                       --
 Receivable from fund shares
  sold                                        3                      104
 Other assets                                --                       --
                                      ---------             ------------
 Total Assets                            24,947                2,975,621
                                      ---------             ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           3                      104
 Payable for fund shares
  purchased                                  --                       --
 Other liabilities                           --                        8
                                      ---------             ------------
 Total Liabilities                            3                      112
                                      ---------             ------------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $24,944               $2,975,509
                                      =========             ============

(aa) Formerly Salomon Brothers Variable All Cap Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LEGG MASON                                  LEGG MASON
                                PARTNERS VARIABLE         LEGG MASON        PARTNERS VARIABLE
                                GLOBAL HIGH YIELD     PARTNERS VARIABLE        TOTAL RETURN          GROWTH AND
                                  BOND PORTFOLIO     INVESTORS PORTFOLIO        PORTFOLIO              INCOME
                                 SUB-ACCOUNT (BB)      SUB-ACCOUNT (CC)      SUB-ACCOUNT (DD)      SUB-ACCOUNT (H)
--------------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                    --                   --
   Class IB                                 --                    --                    --                   --
   Other class                          25,599                58,294                29,353                2,422
                                    ==========            ==========            ==========            =========
  Cost:
   Class IA                                 --                    --                    --                   --
   Class IB                                 --                    --                    --                   --
   Other class                        $229,814              $782,764              $309,963              $51,313
                                    ==========            ==========            ==========            =========
  Market Value:
   Class IA                                 --                    --                    --                   --
   Class IB                                 --                    --                    --                   --
   Other class                        $251,639              $964,762              $360,453              $53,185
 Due from Hartford Life
  Insurance Company                         56                   149                    28                6,123
 Receivable from fund shares
  sold                                      --                    --                    --                   --
 Other assets                                1                     4                    --                   --
                                    ----------            ----------            ----------            ---------
 Total Assets                          251,696               964,915               360,481               59,308
                                    ----------            ----------            ----------            ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         --                    --                    --                   --
 Payable for fund shares
  purchased                                 56                   149                    28                6,123
 Other liabilities                          --                    --                     1                   --
                                    ----------            ----------            ----------            ---------
 Total Liabilities                          56                   149                    29                6,123
                                    ----------            ----------            ----------            ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $251,640              $964,766              $360,452              $53,185
                                    ==========            ==========            ==========            =========

                                                          WELLS FARGO            WELLS FARGO            WELLS FARGO
                                                         ADVANTAGE VT           ADVANTAGE VT           ADVANTAGE VT
                                                       ASSET ALLOCATION         TOTAL RETURN           EQUITY INCOME
                                     COMSTOCK                FUND                 BOND FUND                FUND
                                 SUB-ACCOUNT (H)       SUB-ACCOUNT (EE)       SUB-ACCOUNT (FF)       SUB-ACCOUNT (GG)
-----------------------------  -----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                 --                    --                    --                      --
   Class IB                                 --                    --                    --                      --
   Other class                          10,729                   924                   835                   1,574
                                    ==========             =========               =======               =========
  Cost:
   Class IA                                 --                    --                    --                      --
   Class IB                                 --                    --                    --                      --
   Other class                        $150,099               $11,154                $8,318                 $25,214
                                    ==========             =========               =======               =========
  Market Value:
   Class IA                                 --                    --                    --                      --
   Class IB                                 --                    --                    --                      --
   Other class                        $157,714               $13,053                $8,183                 $31,084
 Due from Hartford Life
  Insurance Company                         --                    --                    --                      --
 Receivable from fund shares
  sold                                      25                    --                    --                      --
 Other assets                               --                    --                     1                      --
                                    ----------             ---------               -------               ---------
 Total Assets                          157,739                13,053                 8,184                  31,084
                                    ----------             ---------               -------               ---------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                         25                     3                     1                       8
 Payable for fund shares
  purchased                                 --                    --                    --                      --
 Other liabilities                          --                    --                    --                       3
                                    ----------             ---------               -------               ---------
 Total Liabilities                          25                     3                     1                      11
                                    ----------             ---------               -------               ---------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $157,714               $13,050                $8,183                 $31,073
                                    ==========             =========               =======               =========

(h) From inception, August 14, 2006 to December 31, 2006.

(bb) Formerly Salomon Brothers Variable High Yield Bond Fund. Change effective May 1, 2006.

(cc) Formerly Salomon Brothers Variable Investors Fund. Change effective May 1, 2006.

(dd) Formerly Salomon Brothers Variable Total Return Fund. Change effective May 1, 2006.

(ee) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

(ff) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(gg) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     WELLS FARGO           WELLS FARGO
                                    ADVANTAGE VT          ADVANTAGE VT
                                    INTERNATIONAL         LARGE COMPANY
                                      CORE FUND            GROWTH FUND
                                  SUB-ACCOUNT (HH)      SUB-ACCOUNT (II)
--------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                  --                   --
   Class IB                                  --                   --
   Other class                            1,048                  851
                                      =========              =======
  Cost:
   Class IA                                  --                   --
   Class IB                                  --                   --
   Other class                           $8,638               $7,379
                                      =========              =======
  Market Value:
   Class IA                                  --                   --
   Class IB                                  --                   --
   Other class                          $10,341               $8,156
 Due from Hartford Life
  Insurance Company                          --                   --
 Receivable from fund shares
  sold                                        7                   --
 Other assets                                --                   --
                                      ---------              -------
 Total Assets                            10,348                8,156
                                      ---------              -------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           7                    2
 Payable for fund shares
  purchased                                  --                   --
 Other liabilities                            1                   --
                                      ---------              -------
 Total Liabilities                            8                    2
                                      ---------              -------
NET ASSETS:
 For Variable Annuity Contract
  Liabilities                           $10,340               $8,154
                                      =========              =======

(hh) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

(ii) Formerly Wells Fargo Advantage Large Company Core Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO          STI CLASSIC VT          STI CLASSIC VT
                                  ADVANTAGE VT             CAPITAL                LARGE CAP
                                    SMALL CAP            APPRECIATION           RELATIVE VALUE
                                   GROWTH FUND               FUND                    FUND
                                SUB-ACCOUNT (JJ)         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                               --                       --                      --
   Class IB                               --                       --                      --
   Other class                           659                  423,712                 145,633
                                     =======             ============            ============
  Cost:
   Class IA                               --                       --                      --
   Class IB                               --                       --                      --
   Other class                        $5,019               $6,508,969              $1,321,317
                                     =======             ============            ============
  Market Value:
   Class IA                               --                       --                      --
   Class IB                               --                       --                      --
   Other class                        $6,565               $7,164,972              $1,919,441
 Due from Hartford Life
  Insurance Company                       --                    9,830                      --
 Receivable from fund shares
  sold                                    --                       --                     240
 Other assets                             --                        1                      --
                                     -------             ------------            ------------
 Total Assets                          6,565                7,174,803               1,919,681
                                     -------             ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                       10                       --                     240
 Payable for fund shares
  purchased                               --                    9,829                      --
 Other liabilities                         2                       --                       3
                                     -------             ------------            ------------
 Total Liabilities                        12                    9,829                     243
                                     -------             ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $6,553               $7,164,974              $1,919,438
                                     =======             ============            ============

                                                           STI CLASSIC VT
                                   STI CLASSIC VT            LARGE CAP
                                   MID-CAP EQUITY           VALUE EQUITY
                                        FUND                    FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------
ASSETS:
 Investments:
  Number of Shares:
   Class IA                                   --                      --
   Class IB                                   --                      --
   Other class                           137,108                 246,367
                                    ============            ============
  Cost:
   Class IA                                   --                      --
   Class IB                                   --                      --
   Other class                        $1,406,407              $3,440,200
                                    ============            ============
  Market Value:
   Class IA                                   --                      --
   Class IB                                   --                      --
   Other class                        $1,885,238              $4,348,369
 Due from Hartford Life
  Insurance Company                           --                   7,545
 Receivable from fund shares
  sold                                        59                      --
 Other assets                                 --                      --
                                    ------------            ------------
 Total Assets                          1,885,297               4,355,914
                                    ------------            ------------
LIABILITIES:
 Due to Hartford Life
  Insurance Company                           59                      --
 Payable for fund shares
  purchased                                   --                   7,545
 Other liabilities                             9                       2
                                    ------------            ------------
 Total Liabilities                            68                   7,547
                                    ------------            ------------
NET ASSETS:
 For Variable Annuity
  Contract Liabilities                $1,885,229              $4,348,367
                                    ============            ============

(jj) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                     UNITS        MINIMUM            MAXIMUM
                                                                   OWNED BY         UNIT               UNIT          CONTRACT
                                                                 PARTICIPANTS   FAIR VALUE #       FAIR VALUE #     LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
DEFERRED ANNUITY CONTRACTS IN THE ACCUMULATION PERIOD (BY
 SUB-ACCOUNT):
AIM V.I. Basic Value Fund -- Class S1                               64,558,173     $1.430310  to      $1.546384       $95,245,085
AIM V.I. Capital Appreciation Fund -- Class S1                      31,680,019      0.927039  to       1.448235        42,958,520
AIM V.I. Core Equity Fund -- Class S1                               12,692,495      0.881409  to      11.972479       123,061,098
AIM V.I. Government Securities Fund -- Class S1                    211,412,450      1.056100  to       1.141812       230,508,865
AIM V.I. High Yield Fund -- Class S1                                 1,244,128      1.270812  to       1.320408         1,611,029
AIM V.I. International Growth Fund -- Class S1                      21,984,439      1.987459  to       2.121749        45,037,237
AIM V.I. Mid Cap Core Equity Fund -- Class S1                       71,879,444      1.569599  to       1.696979       116,295,571
AIM V.I. Small Cap Equity Fund -- Class S1                           1,406,272     13.854438  to      14.579513        19,884,482
AIM V.I. Large Cap Growth Fund -- Class S1                           1,972,692      1.151487  to      11.474082        22,408,790
American Funds Global Bond Fund -- Class 2                             283,260     10.179637  to      10.206665         2,888,001
American Funds Global Growth and Income Fund -- Class 2              3,981,257     10.828350  to      10.961310        43,344,120
American Funds Asset Allocation Fund -- Class 2                     35,422,674     12.706959  to      14.970224       472,620,449
American Funds Blue Chip Income and Growth Fund -- Class 2         202,405,440      1.151721  to       1.248083       240,939,809
American Funds Bond Fund -- Class 2                                 23,832,485     12.735633  to      14.634784       322,492,175
American Funds Global Growth Fund -- Class 2                         9,005,436     10.690350  to      16.104729       126,922,297
American Funds Growth Fund -- Class 2                               90,341,078      9.520749  to      15.326059     1,090,780,558
American Funds Growth-Income Fund -- Class 2                        77,631,242     13.234569  to      16.080949     1,077,570,612
American Funds International Fund -- Class 2                        21,526,334     10.833523  to      16.442063       307,069,138
American Funds New World Fund -- Class 2                             4,067,400     19.667749  to      23.893265        86,220,403
American Funds Global Small Capitalization Fund -- Class 2           6,685,240     14.633974  to      21.237999       121,147,942
Evergreen VA Balanced Fund -- Class I                                  359,271      0.986711  to       1.049553           365,970
Evergreen VA Growth Fund -- Class I                                  1,346,122      0.986828  to       1.435554         1,517,109
Evergreen VA International Equity Fund -- Class I                      936,800      1.181155  to       2.003304         1,304,808
Evergreen VA Omega Fund -- Class I                                     188,667      0.650602  to       0.850503           132,929
Evergreen VA Special Values Fund -- Class I                          8,343,045      1.585609  to       2.140076        14,896,356
Evergreen VA Fundamental Large Cap Fund -- Class I                     552,978      1.257282  to       1.363805           739,702
Franklin Rising Dividends Securities Fund -- Class 2                21,507,597     14.969769  to      15.859096       330,691,165
Franklin Income Securities Fund -- Class 2                          68,076,771     14.974072  to      16.081071     1,053,221,765
Franklin Large Cap Growth Securities Fund -- Class 2                 6,501,275     11.441566  to      12.287759        76,629,300
Franklin Real Estate Fund -- Class 2                                   268,997     24.973953  to      28.439936         7,478,775
Franklin Small-Mid Cap Growth Securities Fund -- Class 2            11,018,546      7.373627  to      13.557262       113,386,647
Franklin Strategic Income Fund -- Class 1                           12,271,299     14.147771  to      16.357179       183,563,530
Franklin Flex Cap Growth Securities -- Class 2                       1,432,706     10.640852  to      10.978096        15,463,988
Franklin Large Cap Value Securities -- Class 2                         594,120     11.576666  to      11.823520         6,969,495
Mutual Shares Securities Fund -- Class 2                            42,050,421     15.901411  to      19.967361       718,848,534
Templeton Developing Markets Securities Fund -- Class 1              2,958,944     19.445955  to      24.325859        64,693,728
Templeton Foreign Securities Fund -- Class 2                        19,212,496     12.571975  to      14.861904       256,834,937
Templeton Global Asset Allocation Fund -- Class 2                      228,580     14.748003  to      17.281807         3,671,029
Templeton Growth Securities Fund -- Class 2                         34,745,086     14.528955  to      17.490982       545,094,563
Mutual Discovery Securities Fund -- Class 2                          6,622,865     19.287666  to      20.433373       131,109,121
Hartford Advisors HLS Fund -- Class IB                              34,794,900      1.043392  to       1.283584        38,283,527
Hartford Total Return Bond HLS Fund -- Class IB                     70,136,640      1.208958  to       1.466249        86,824,375
Hartford Capital Appreciation HLS Fund -- Class IB                  52,050,735      1.413662  to       2.357117        80,495,468
Hartford Dividend and Growth HLS Fund -- Class IB                   47,016,088      1.285670  to       1.578268        62,286,507
Hartford Focus HLS Fund -- Class IB                                      6,780      1.140237  to       1.140237             7,731

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                     UNITS        MINIMUM            MAXIMUM
                                                                   OWNED BY         UNIT               UNIT          CONTRACT
                                                                 PARTICIPANTS   FAIR VALUE #       FAIR VALUE #     LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund -- Class IB                          164,288     $1.960059  to      $1.980819          $324,965
Hartford Global Communications HLS Fund -- Class IB                      4,532      1.319404  to       1.319404             5,979
Hartford Global Financial Services HLS Fund -- Class IB                 60,363      1.385583  to       1.385583            83,637
Hartford Global Health HLS Fund -- Class IB                            464,046      2.055824  to       2.101222           974,081
Hartford Global Leaders HLS Fund -- Class IB                         1,193,236      1.998303  to       2.057130         2,449,492
Hartford Global Technology HLS Fund -- Class IB                        989,128      0.523382  to       0.534995           529,139
Hartford Disciplined Equity HLS Fund -- Class IB                       666,983      1.348591  to       1.388298           923,356
Hartford Growth HLS Fund -- Class IB                                    68,925      1.281511  to       1.311312            90,253
Hartford Growth Opportunities HLS Fund -- Class IB                     110,159      1.539813  to       1.575584           172,869
Hartford High Yield HLS Fund -- Class IB                               355,125      1.345629  to       1.385264           490,775
Hartford Index HLS Fund -- Class IB                                    296,040      5.104819  to       5.255117         1,553,347
Hartford International Capital Appreciation HLS Fund -- Class          349,589      1.570859  to       1.612967           562,048
 IB
Hartford International Small Company HLS Fund -- Class IB               93,026      2.183990  to       2.242458           208,527
Hartford International Opportunities HLS Fund -- Class IB            7,417,734      1.385228  to       1.492426        10,551,608
Hartford MidCap HLS Fund -- Class IB                                 1,359,666      3.936774  to       3.978508         5,406,417
Hartford MidCap Value HLS Fund -- Class IB                             310,322      1.679024  to       1.712649           529,422
Hartford Money Market HLS Fund -- Class IA                         126,544,610      1.011338  to       1.139019       136,616,605
Hartford Money Market HLS Fund -- Class IB                          26,519,595      0.977883  to       1.160647        26,517,860
Hartford Mortgage Securities HLS Fund -- Class IB                      144,865      2.863385  to       2.893710           418,977
Hartford Small Company HLS Fund -- Class IB                          6,407,039      1.384540  to       1.779188         9,451,574
Hartford SmallCap Growth HLS Fund -- Class IB                          125,852      1.374628  to       1.406553           176,351
Hartford Stock HLS Fund -- Class IB                                 29,689,965      0.980820  to       1.226336        30,943,820
Hartford U.S. Government Securities HLS Fund -- Class IB               621,553      1.077824  to       1.102881           684,350
Hartford Value HLS Fund -- Class IB                                    192,688      1.318772  to       1.333769           255,994
Hartford Value Opportunities HLS Fund -- Class IB                      207,485      1.581867  to       1.618630           334,880
Hartford Equity Income HLS Fund -- Class IB                             39,123      1.393396  to       1.415573            54,906
Huntington Income Equity Fund                                          310,526      1.372769  to      14.840346         1,799,028
Huntington VA Dividend Capture Fund                                    831,808      1.562199  to      15.924157         5,823,551
Huntington VA Growth Fund                                              287,382      0.901767  to      12.754573           956,569
Huntington VA Mid Corp America Fund                                    618,524      1.654112  to      17.348640         3,792,886
Huntington VA New Economy Fund                                         591,443      1.709765  to      18.218784         2,915,666
Huntington VA Rotating Markets Fund                                    215,573      1.504273  to      17.606028         1,387,064
Huntington VA International Equity Fund                                350,501      1.553815  to      14.430333         1,140,989
Huntington VA Macro 100 Fund                                           790,347      1.122950  to       1.155831           903,540
Huntington VA Mortgage Securities Fund                                 295,567      1.065020  to      10.454920           654,181
Huntington VA Situs Small Cap Fund                                   2,333,526      1.310568  to       1.348911         3,107,920
MFS Capital Opportunities Series -- Class INIT                       1,672,317      6.768617  to      10.390804        14,345,462
MFS Emerging Growth Series -- Class INIT                             2,394,377      5.408651  to       8.678651        17,986,994
MFS Global Equity Series -- Class INIT                                 726,642     13.415376  to      16.420004        10,733,651
MFS High Income Series -- Class INIT                                 6,475,602     12.212125  to      13.611711        81,989,721
MFS Investors Growth Stock Series -- Class INIT                      3,406,002      6.328475  to       8.992777        26,092,006
MFS Investors Trust Series -- Class INIT                            15,190,280      9.290918  to      11.127182       147,758,657
MFS Mid Cap Growth Series -- Class INIT                              6,818,880      5.780834  to       6.465044        41,556,832
MFS New Discovery Series -- Class INIT                               8,453,975      8.745989  to      15.374161        96,592,700
MFS Total Return Series -- Class INIT                               33,805,277     12.945087  to      15.907617       469,706,256
MFS Value Series -- Class INIT                                       2,961,083     16.717946  to      17.710966        50,753,521
MFS Research Bond Series -- Class INIT                               1,089,077     10.084786  to      10.344135        11,129,365
MFS Research International Series -- Class INIT                        499,762     14.564440  to      14.847352         7,356,189

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM                     MAXIMUM
                                            OWNED BY         UNIT                        UNIT        CONTRACT
                                          PARTICIPANTS   FAIR VALUE #                FAIR VALUE #   LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
MFS Research Series -- Class INIT               130,403  $11.330079         to       $11.678964      $1,495,769
BlackRock Global Growth V.I. Fund --             17,055  14.337316          to       14.616321          244,810
 Class I
BlackRock Large Cap Growth V.I. Fund --          83,190  9.800579           to       12.152226          947,734
 Class I
U.S. Mid Cap Value -- Class II                      835  11.444937          to       11.473975            9,559
Capital Opportunities -- Class Y                  3,522  4.579776           to       4.615129            16,204
Developing Growth -- Class Y                        688  9.473026           to       9.473026             6,516
Flexible Income -- Class Y                        1,300  11.640579          to       11.640579           15,128
Columbia Asset Allocation Fund VS --          7,864,458  1.058605           to       1.099916         8,516,577
 Class A
Columbia Small Company Growth Fund VS --     18,231,244  1.169031           to       1.214678        21,729,391
 Class A
Columbia Large Cap Value Fund VS --          30,706,634  1.252160           to       1.301073        39,175,294
 Class A
Columbia Marsico International               22,861,542  1.730327           to       1.797836        40,284,985
 Opportunities Fund VS -- Class B
Columbia High Yield Fund VS                  18,662,479  1.514137           to       1.573202        28,836,413
Columbia Marsico Focused Equities Fund       24,629,407  1.206847           to       1.253960        30,347,363
 VS -- Class A
Columbia Marsico Midcap Growth Fund VS       23,929,827  1.114060           to       1.157582        27,165,356
 -- Class A
Columbia Marsico 21st Century Fund VS --      4,913,252  1.668003           to       1.733100         8,365,881
 Class A
Columbia Marsico Midcap Growth Fund VS       38,271,430  0.876416           to       0.910638        34,169,377
 -- Class A
JPMorgan Insurance Trust Balanced               144,615  11.340863          to       11.497963        1,646,833
 Portfolio - 1
JPMorgan Insurance Trust Core Bond            3,760,039  10.183203          to       15.637541       39,591,067
 Portfolio - 1
JPMorgan Insurance Trust Diversified            791,327  12.032363          to       19.397646        9,872,290
 Equity Portfolio - 1
JPMorgan Insurance Trust Intrepid Mid           404,792  14.047695          to       32.231627        5,885,468
 Cap Portfolio - 1
JPMorgan Insurance Trust Equity Index         2,736,191  12.340879          to       12.615484       34,248,560
 Portfolio - 1
JPMorgan Insurance Trust Government Bond      1,519,584  10.229605          to       10.457261       15,768,072
 Portfolio - 1
JPMorgan Insurance Trust Intrepid Growth         19,496  11.190639          to       16.776730          251,987
 Portfolio
JPMorgan Insurance Trust Diversified Mid        965,616  12.475767          to       12.753368       12,211,142
 Cap Growth
 Portfolio - 1
JPMorgan Insurance Trust Diversified Mid        796,457  13.367802          to       22.155425       11,038,250
 Cap Value Portfolio - 1
Jennison 20/20 Focus Portfolio -- Class         103,630  1.382824           to       14.113382          311,417
 II
Jennison Portfolio -- Class II                  382,261  0.895571           to       6.596442           720,561
Prudential Value Portfolio -- Class II          177,936  1.343621           to       1.399343           244,245
SP William Blair International Growth            21,018  1.175236           to       1.198770            24,944
 Portfolio -- Class II
Legg Mason Partners Variable All Cap          1,918,856  1.509106           to       1.553472         2,975,509
 Portfolio -- Class I
Legg Mason Partners Variable Global High        154,528  1.593576           to       1.629638           251,640
 Yield Bond Portfolio --Class I
Legg Mason Partners Variable Investors          666,446  1.408038           to       1.449498           964,766
 Portfolio -- Class I
Legg Mason Partners Variable Total              271,301  1.296582           to       1.334751           360,452
 Return Portfolio -- Class I
Growth and Income -- Class II                     3,128  16.903161          to       17.033843           53,185
Comstock -- Class II                              9,426  16.521234          to       16.982646          157,714
Wells Fargo Advantage VT Asset                   10,126  1.288809           to       1.288809            13,050
 Allocation Fund
Wells Fargo Advantage VT Total Return             6,897  1.186333           to       1.186333             8,183
 Bond Fund
Wells Fargo Advantage VT Equity Income           22,311  1.371494           to       1.404613            31,073
 Fund
Wells Fargo Advantage VT International            7,298  1.416803           to       1.416803            10,340
 Core Fund
Wells Fargo Advantage VT Large Company            7,809  1.044218           to       1.044218             8,154
 Growth Fund
Wells Fargo Advantage VT Small Cap                4,770  1.373834           to       1.373834             6,553
 Growth Fund
STI Classic VT Capital Appreciation Fund        876,624  1.284410           to       13.094006        7,164,974
STI Classic VT Large Cap Relative Value         115,192  1.801290           to       17.875496        1,919,438
 Fund
STI Classic VT Mid-Cap Equity Fund              115,147  1.811129           to       18.039436        1,885,229
STI Classic VT Large Cap Value Equity           442,939  1.773922           to       18.084103        4,348,367
 Fund

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                              UNITS        MINIMUM                     MAXIMUM
                                            OWNED BY         UNIT                        UNIT        CONTRACT
                                          PARTICIPANTS   FAIR VALUE #                FAIR VALUE #   LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
ANNUITY CONTRACTS IN THE ANNUITY PERIOD
 (BY SUB-ACCOUNT):
AIM V.I. Basic Value Fund -- Class S1            18,369  $1.515300          to       $1.515300          $27,835
AIM V.I. Core Equity Fund -- Class S1             2,657  11.786890          to       11.862953           31,439
AIM V.I. Government Securities Fund --           67,788  1.097513           to       1.118895            75,415
 Class S1
AIM V.I. Mid Cap Core Equity Fund --             67,364  1.657113           to       1.662856           111,692
 Class S1
AIM V.I. Small Cap Equity Fund -- Class             576  14.393644          to       14.393644            8,291
 S1
American Funds Global Growth and Income           3,294  10.916816          to       10.916816           35,962
 Fund -- Class 2
American Funds Asset Allocation Fund --          27,468  13.201503          to       14.607981          379,521
 Class 2
American Funds Blue Chip Income and             124,071  1.201039           to       1.222097           149,805
 Growth Fund -- Class 2
American Funds Bond Fund -- Class 2               7,464  13.768780          to       14.280672          105,465
American Funds Global Growth Fund --              4,239  15.715000          to       15.880469           67,092
 Class 2
American Funds Growth Fund -- Class 2            30,989  9.883829           to       14.955042          446,826
American Funds Growth-Income Fund --             57,008  13.749676          to       15.691799          832,829
 Class 2
American Funds International Fund --             13,642  12.329933          to       16.442063          216,612
 Class 2
American Funds New World Fund -- Class              107  23.315183          to       23.315183            2,496
 2
American Funds Global Small                       2,358  19.959924          to       21.237999           49,561
 Capitalization Fund -- Class 2
Evergreen VA Growth Fund -- Class I               2,767  1.435554           to       1.435554             3,972
Evergreen VA Special Values Fund --               1,879  2.140076           to       2.140076             4,021
 Class I
Franklin Rising Dividends Securities             10,151  15.599375          to       15.628035          158,507
 Fund -- Class 2
Franklin Income Securities Fund -- Class         23,442  15.563987          to       15.791417          370,141
 2
Franklin Large Cap Growth Securities              1,167  11.864766          to       12.066346           14,002
 Fund -- Class 2
Franklin Real Estate Fund -- Class 2                220  28.439936          to       28.439936            6,250
Franklin Small-Mid Cap Growth Securities          9,140  7.718230           to       13.557262           87,485
 Fund -- Class 2
Franklin Strategic Income Fund -- Class           5,358  14.676179          to       15.961428           84,770
 1
Franklin Mutual Shares Securities Fund            5,309  17.190694          to       19.484223          100,006
 -- Class 2
Templeton Developing Markets Securities              75  23.736639          to       23.736639            1,771
 Fund -- Class 1
Templeton Foreign Securities Fund --              5,388  13.080832          to       14.502211           75,091
 Class 2
Templeton Global Asset Allocation Fund              384  16.255057          to       16.255057            6,247
 -- Class 2
Templeton Growth Securities Fund --              26,242  15.486358          to       17.067720          416,780
 Class 2
Mutual Discovery Securities Fund --               3,208  20.098790          to       20.135705           64,582
 Class 2
Hartford Advisors HLS Fund -- Class IB           19,262  1.283584           to       1.283584            24,724
Hartford Total Return Bond HLS Fund --           11,856  1.258021           to       1.258021            14,915
 Class IB
Hartford Capital Appreciation HLS Fund           17,937  1.468856           to       2.357117            27,457
 -- Class IB
Hartford International Opportunities HLS          1,486  1.492426           to       1.492426             2,218
 Fund -- Class IB
Hartford Money Market HLS Fund -- Class          33,440  1.130667           to       1.130667            37,809
 IA
Hartford Money Market HLS Fund -- Class          92,557  1.016067           to       1.016067            94,044
 IB
MFS High Income Series -- Class INIT              2,611  12.927436          to       12.927436           33,757
MFS Investors Growth Stock Series --              1,550  8.870565           to       8.870565            13,748
 Class INIT
MFS Investors Trust Series -- Class               3,731  9.591964           to       11.127182           38,439
 INIT
MFS New Discovery Series -- Class INIT            1,744  9.113795           to       15.233493           22,591
MFS Total Return Series -- Class INIT            25,127  13.428632          to       15.522712          378,689
Columbia Small Company Growth Fund VS --         11,728  1.214678           to       1.214678            14,245
 Class A
Columbia Large Cap Value Fund VS --              55,203  1.301073           to       1.306154            71,968
 Class A
Columbia Marsico International                   12,850  1.797836           to       1.797836            23,102
 Opportunities Fund VS -- Class B
Columbia Marsico Focused Equities Fund           27,276  1.253960           to       1.253960            34,203
 VS -- Class A

#  Rounded unit values

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                AIM V.I.
                                       AIM V.I.                  CAPITAL
                                   BASIC VALUE FUND         APPRECIATION FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (A)(B)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $362,416                  $24,544
                                     -------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                               (1,573,287)                (784,083)
                                     -------------            -------------
  Net investment income (loss)          (1,210,871)                (759,539)
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  1,944,788                6,935,147
 Net realized gain on
  distributions                          4,007,164                  874,160
 Net unrealized appreciation
  (depreciation) of
  investments during the year            5,177,956               (4,541,925)
                                     -------------            -------------
  Net gain (loss) on
   investments                          11,129,908                3,267,382
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $9,919,037               $2,507,843
                                     =============            =============

(a) Effective April 28, 2006, AIM V.I. Aggressive Growth Fund merged with AIM V.I. Capital Appreciation Fund.

(b) Effective November 6, 2006 AIM V.I. Demographic Trends Fund merged with AIM V.I. Capital Appreciation Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      AIM V.I.                 AIM V.I.                                      AIM V. I.
                                        CORE                  GOVERNMENT               AIM V.I.            INTERNATIONAL
                                     EQUITY FUND            SECURITIES FUND        HIGH YIELD FUND          GROWTH FUND
                                   SUB-ACCOUNT (C)            SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,862,181               $8,982,092              $134,789                $404,788
                                    -------------            -------------            ----------            ------------
EXPENSE:
 Mortality and expense risk
  charges                              (1,948,426)              (3,461,734)              (31,392)               (555,438)
                                    -------------            -------------            ----------            ------------
  Net investment income
   (loss)                                 (86,245)               5,520,358               103,397                (150,650)
                                    -------------            -------------            ----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                13,875,771                 (250,640)               16,083                 417,610
 Net realized gain on
  distributions                                --                       --                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             505,980               (1,274,690)               20,258               7,309,528
                                    -------------            -------------            ----------            ------------
  Net gain (loss) on
   investments                         14,381,751               (1,525,330)               36,341               7,727,138
                                    -------------            -------------            ----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $14,295,506               $3,995,028              $139,738              $7,576,488
                                    =============            =============            ==========            ============

                                 AIM V.I.
                                  MID CAP                 AIM V.I.                AIM V.I.              AMERICAN
                                   CORE                  SMALL CAP               LARGE CAP            FUNDS GLOBAL
                                EQUITY FUND             EQUITY FUND             GROWTH FUND             BOND FUND
                                SUB-ACCOUNT             SUB-ACCOUNT           SUB-ACCOUNT (D)        SUB-ACCOUNT (E)
-----------------------------  ---------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $1,071,058                    $ --                 $87,566              $17,714
                               -------------            ------------            ------------            ---------
EXPENSE:
 Mortality and expense risk
  charges                         (1,940,447)               (304,785)               (367,810)              (4,640)
                               -------------            ------------            ------------            ---------
  Net investment income
   (loss)                           (869,389)               (304,785)               (280,244)              13,074
                               -------------            ------------            ------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions              812,143                  71,823               2,223,174                1,163
 Net realized gain on
  distributions                   11,412,044                 770,576                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,471,503)              1,525,257                (663,937)             (19,408)
                               -------------            ------------            ------------            ---------
  Net gain (loss) on
   investments                    10,752,684               2,367,656               1,559,237              (18,245)
                               -------------            ------------            ------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                     $9,883,295              $2,062,871              $1,278,993              $(5,171)
                               =============            ============            ============            =========

(c) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(d) Effective June 12, 2006, AIM V.I. Blue Chip Fund merged with AIM V.I. Large Cap Growth Fund.

(e)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       AMERICAN
                                        FUNDS
                                        GLOBAL                 AMERICAN
                                      GROWTH AND              FUNDS ASSET
                                     INCOME FUND            ALLOCATION FUND
                                   SUB-ACCOUNT (E)            SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $223,541               $9,889,388
                                     ------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                                (221,663)              (7,061,081)
                                     ------------            -------------
  Net investment income (loss)              1,878                2,828,307
                                     ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     5,783                1,333,335
 Net realized gain on
  distributions                                --                5,615,176
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,452,071               41,963,576
                                     ------------            -------------
  Net gain (loss) on
   investments                          3,457,854               48,912,087
                                     ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,459,732              $51,740,394
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 AMERICAN
                                   FUNDS
                                 BLUE CHIP           AMERICAN            AMERICAN             AMERICAN
                                INCOME AND             FUNDS           FUNDS GLOBAL            FUNDS
                                GROWTH FUND          BOND FUND          GROWTH FUND         GROWTH FUND
                                SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $2,512,340         $11,517,226            $934,486           $8,204,806
                               -------------       -------------       -------------       --------------
EXPENSE:
 Mortality and expense risk
  charges                         (3,664,094)         (4,832,257)         (1,754,613)         (16,110,569)
                               -------------       -------------       -------------       --------------
  Net investment income
   (loss)                         (1,151,754)          6,684,969            (820,127)          (7,905,763)
                               -------------       -------------       -------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions            1,770,703             289,787           1,082,699            9,340,090
 Net realized gain on
  distributions                   11,361,776                  --                  --            6,034,311
 Net unrealized appreciation
  (depreciation) of
  investments during the year     19,681,023           8,604,010          18,408,148           72,666,049
                               -------------       -------------       -------------       --------------
  Net gain (loss) on
   investments                    32,813,502           8,893,797          19,490,847           88,040,450
                               -------------       -------------       -------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $31,661,748         $15,578,766         $18,670,720          $80,134,687
                               =============       =============       =============       ==============

                                                                                               AMERICAN
                                                      AMERICAN                                  FUNDS
                                  AMERICAN              FUNDS             AMERICAN           GLOBAL SMALL
                               FUNDS GROWTH-        INTERNATIONAL         FUNDS NEW         CAPITALIZATION
                                INCOME FUND             FUND             WORLD FUND              FUND
                                SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                        $15,569,933          $4,574,213          $1,010,720            $476,288
                               --------------       -------------       -------------       -------------
EXPENSE:
 Mortality and expense risk
  charges                         (15,602,306)         (4,070,910)         (1,071,234)         (1,731,404)
                               --------------       -------------       -------------       -------------
  Net investment income
   (loss)                             (32,373)            503,303             (60,514)         (1,255,116)
                               --------------       -------------       -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             4,517,270             951,664             449,919             539,159
 Net realized gain on
  distributions                    22,377,028           2,239,132             505,360           5,322,958
 Net unrealized appreciation
  (depreciation) of
  investments during the year      94,125,066          36,559,038          16,621,201          15,331,476
                               --------------       -------------       -------------       -------------
  Net gain (loss) on
   investments                    121,019,364          39,749,834          17,576,480          21,193,593
                               --------------       -------------       -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                    $120,986,991         $40,253,137         $17,515,966         $19,938,477
                               ==============       =============       =============       =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                   EVERGREEN VA         EVERGREEN VA
                                   BALANCED FUND         GROWTH FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $5,770                 $ --
                                     ---------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (3,464)             (15,314)
                                     ---------            ---------
  Net investment income (loss)           2,306              (15,314)
                                     ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    634                1,077
 Net realized gain on
  distributions                             --               30,200
 Net unrealized appreciation
  (depreciation) of
  investments during the year           14,887               58,774
                                     ---------            ---------
  Net gain (loss) on
   investments                          15,521               90,051
                                     ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $17,827              $74,737
                                     =========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   EVERGREEN VA                               EVERGREEN VA          EVERGREEN VA
                                  INTERNATIONAL         EVERGREEN VA         SPECIAL VALUES          FUNDAMENTAL
                                   EQUITY FUND           OMEGA FUND               FUND             LARGE CAP FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $35,875                $ --                $103,127               $8,658
                                    ----------            --------            ------------            ---------
EXPENSE:
 Mortality and expense risk
  charges                              (12,267)             (1,158)               (161,839)              (5,839)
                                    ----------            --------            ------------            ---------
  Net investment income
   (loss)                               23,608              (1,158)                (58,712)               2,819
                                    ----------            --------            ------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (129)                 97                   7,015                  121
 Net realized gain on
  distributions                         52,715                  --               1,513,849               11,217
 Net unrealized appreciation
  (depreciation) of
  investments during the year           73,768               9,573                 275,304               45,615
                                    ----------            --------            ------------            ---------
  Net gain (loss) on
   investments                         126,354               9,670               1,796,168               56,953
                                    ----------            --------            ------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $149,962              $8,512              $1,737,456              $59,772
                                    ==========            ========            ============            =========

                                      FRANKLIN                                           FRANKLIN
                                       RISING                   FRANKLIN                 LARGE CAP                FRANKLIN
                                      DIVIDENDS                  INCOME                   GROWTH                    REAL
                                   SECURITIES FUND          SECURITIES FUND           SECURITIES FUND           ESTATE FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,621,009               $29,479,981                 $494,501                $146,943
                                    -------------            --------------            -------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                              (4,221,847)              (13,843,066)              (1,115,779)               (103,105)
                                    -------------            --------------            -------------            ------------
  Net investment income
   (loss)                              (1,600,838)               15,636,915                 (621,278)                 43,838
                                    -------------            --------------            -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   285,391                   431,302                   59,176                 323,369
 Net realized gain on
  distributions                         1,240,729                 3,943,309                       --                 570,864
 Net unrealized appreciation
  (depreciation) of
  investments during the year          36,014,327               110,069,793                6,597,425                 307,116
                                    -------------            --------------            -------------            ------------
  Net gain (loss) on
   investments                         37,540,447               114,444,404                6,656,601               1,201,349
                                    -------------            --------------            -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $35,939,609              $130,081,319               $6,035,323              $1,245,187
                                    =============            ==============            =============            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       FRANKLIN
                                       SMALL-MID                FRANKLIN
                                      CAP GROWTH            STRATEGIC INCOME
                                    SECURITIES FUND          SECURITIES FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $ --               $7,915,917
                                     -------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                               (1,828,041)              (2,689,541)
                                     -------------            -------------
  Net investment income (loss)          (1,828,041)               5,226,376
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  1,277,233                   97,343
 Net realized gain on
  distributions                                 --                1,037,554
 Net unrealized appreciation
  (depreciation) of
  investments during the year            7,700,178                4,377,099
                                     -------------            -------------
  Net gain (loss) on
   investments                           8,977,411                5,511,996
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $7,149,370              $10,738,372
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     FRANKLIN               FRANKLIN                                       TEMPLETON
                                       FLEX                LARGE CAP                                       DEVELOPING
                                    CAP GROWTH               VALUE               MUTUAL SHARES              MARKETS
                                  SECURITIES FUND       SECURITIES FUND         SECURITIES FUND         SECURITIES FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,192               $83,924               $7,671,406                $668,925
                                    -----------            ----------            -------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                              (195,705)              (65,724)              (9,657,397)               (896,229)
                                    -----------            ----------            -------------            ------------
  Net investment income
   (loss)                              (194,513)               18,200               (1,985,991)               (227,304)
                                    -----------            ----------            -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  18,055                13,563                1,513,826                (237,488)
 Net realized gain on
  distributions                              --                11,236               19,537,077                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           527,954               596,571               74,383,827              12,121,911
                                    -----------            ----------            -------------            ------------
  Net gain (loss) on
   investments                          546,009               621,370               95,434,730              11,884,423
                                    -----------            ----------            -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $351,496              $639,570              $93,448,739             $11,657,119
                                    ===========            ==========            =============            ============


                                      TEMPLETON              TEMPLETON               TEMPLETON                 MUTUAL
                                       FOREIGN              GLOBAL ASSET              GROWTH                  DISCOVERY
                                   SECURITIES FUND        ALLOCATION FUND         SECURITIES FUND          SECURITIES FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,643,184              $241,279               $5,722,663               $1,017,451
                                    -------------            ----------            -------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                              (3,553,443)              (46,998)              (7,093,203)              (1,609,004)
                                    -------------            ----------            -------------            -------------
  Net investment income
   (loss)                                (910,259)              194,281               (1,370,540)                (591,553)
                                    -------------            ----------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   861,402                23,285                  590,699                 (158,846)
 Net realized gain on
  distributions                                --               215,693               15,942,936                3,597,567
 Net unrealized appreciation
  (depreciation) of
  investments during the year          38,926,494               173,545               66,661,721               15,083,965
                                    -------------            ----------            -------------            -------------
  Net gain (loss) on
   investments                         39,787,896               412,523               83,195,356               18,522,686
                                    -------------            ----------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $38,877,637              $606,804              $81,824,816              $17,931,133
                                    =============            ==========            =============            =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          HARTFORD
                                       HARTFORD         TOTAL RETURN
                                       ADVISERS             BOND
                                       HLS FUND           HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $781,485          $3,897,010
                                     ------------       -------------
EXPENSE:
 Mortality and expense risk
  charges                                (676,261)         (1,651,871)
                                     ------------       -------------
  Net investment income (loss)            105,224           2,245,139
                                     ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   181,820            (384,495)
 Net realized gain on
  distributions                         2,723,426              12,639
 Net unrealized appreciation
  (depreciation) of
  investments during the year             101,956             340,216
                                     ------------       -------------
  Net gain (loss) on
   investments                          3,007,202             (31,640)
                                     ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,112,426          $2,213,499
                                     ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                              HARTFORD            HARTFORD
                               CAPITAL          DIVIDEND AND            HARTFORD           HARTFORD
                            APPRECIATION           GROWTH                FOCUS          GLOBAL ADVISERS
                              HLS FUND            HLS FUND              HLS FUND           HLS FUND
                             SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                       $841,901            $853,292               $38               $7,780
                            -------------       -------------            ------            ---------
EXPENSE:
 Mortality and expense
  risk charges                 (1,405,907)         (1,100,376)             (102)              (4,112)
                            -------------       -------------            ------            ---------
  Net investment income
   (loss)                        (564,006)           (247,084)              (64)               3,668
                            -------------       -------------            ------            ---------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions      1,155,599           1,108,740                12                 (287)
 Net realized gain on
  distributions                 9,991,706           4,402,304               563               11,621
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                            104,004           4,652,442                59                7,838
                            -------------       -------------            ------            ---------
  Net gain (loss) on
   investments                 11,251,309          10,163,486               634               19,172
                            -------------       -------------            ------            ---------
  Net increase (decrease)
   in net assets resulting
   from operations            $10,687,303          $9,916,402              $570              $22,840
                            =============       =============            ======            =========

                                 HARTFORD             HARTFORD
                                  GLOBAL               GLOBAL               HARTFORD              HARTFORD
                              COMMUNICATIONS     FINANCIAL SERVICES      GLOBAL HEALTH         GLOBAL LEADERS
                                 HLS FUND             HLS FUND              HLS FUND              HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
--------------------------  ------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                           $88                 $1,097                  $ --               $10,567
                                   -----              ---------            ----------            ----------
EXPENSE:
 Mortality and expense
  risk charges                       (69)                (1,066)              (11,660)              (30,602)
                                   -----              ---------            ----------            ----------
  Net investment income
   (loss)                             19                     31               (11,660)              (20,035)
                                   -----              ---------            ----------            ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss)
  on security transactions            --                     62                 1,893                (2,327)
 Net realized gain on
  distributions                      817                  3,044               135,501               131,315
 Net unrealized
  appreciation
  (depreciation) of
  investments during the
  year                               153                 10,121               (41,081)              163,498
                                   -----              ---------            ----------            ----------
  Net gain (loss) on
   investments                       970                 13,227                96,313               292,486
                                   -----              ---------            ----------            ----------
  Net increase (decrease)
   in net assets resulting
   from operations                  $989                $13,258               $84,653              $272,451
                                   =====              =========            ==========            ==========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     HARTFORD             HARTFORD
                                      GLOBAL             DISCIPLINED
                                    TECHNOLOGY             EQUITY
                                     HLS FUND             HLS FUND
                                    SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --               $6,546
                                     ---------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (6,365)             (11,709)
                                     ---------            ---------
  Net investment income (loss)          (6,365)              (5,163)
                                     ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (6,647)                (317)
 Net realized gain on
  distributions                             --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           55,520               95,896
                                     ---------            ---------
  Net gain (loss) on
   investments                          48,873               95,579
                                     ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                          $42,508              $90,416
                                     =========            =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       HARTFORD
                                   HARTFORD             GROWTH              HARTFORD              HARTFORD
                                    GROWTH           OPPORTUNITIES         HIGH YIELD              INDEX
                                   HLS FUND            HLS FUND             HLS FUND              HLS FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                 $747              $65,070               $20,926
                                    -------            ---------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  charges                              (816)              (1,660)              (5,480)              (18,426)
                                    -------            ---------            ---------            ----------
  Net investment income
   (loss)                              (816)                (913)              59,590                 2,500
                                    -------            ---------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   7                  788                  662                (7,333)
 Net realized gain on
  distributions                       5,524               16,071                   --               161,047
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (390)              (2,939)             (21,225)               34,394
                                    -------            ---------            ---------            ----------
  Net gain (loss) on
   investments                        5,141               13,920              (20,563)              188,108
                                    -------            ---------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                        $4,325              $13,007              $39,027              $190,608
                                    =======            =========            =========            ==========

                                    HARTFORD
                                  INTERNATIONAL          HARTFORD               HARTFORD
                                     CAPITAL           INTERNATIONAL         INTERNATIONAL             HARTFORD
                                  APPRECIATION         SMALL COMPANY         OPPORTUNITIES              MIDCAP
                                    HLS FUND             HLS FUND               HLS FUND               HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,238               $2,729                $117,286                $44,635
                                    ---------            ---------            ------------            -----------
EXPENSE:
 Mortality and expense risk
  charges                              (5,997)              (2,048)               (189,369)               (67,472)
                                    ---------            ---------            ------------            -----------
  Net investment income
   (loss)                              (3,759)                 681                 (72,083)               (22,837)
                                    ---------            ---------            ------------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   839                 (177)                462,113                 18,698
 Net realized gain on
  distributions                        40,829               21,939                 788,766                825,928
 Net unrealized appreciation
  (depreciation) of
  investments during the year          48,823               13,122                 906,529               (313,563)
                                    ---------            ---------            ------------            -----------
  Net gain (loss) on
   investments                         90,491               34,884               2,157,408                531,063
                                    ---------            ---------            ------------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $86,732              $35,565              $2,085,325               $508,226
                                    =========            =========            ============            ===========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     HARTFORD               HARTFORD
                                   MIDCAP VALUE           MONEY MARKET
                                     HLS FUND               HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $2,820               $7,077,586
                                     ---------            -------------
EXPENSE:
 Mortality and expense risk
  charges                               (7,271)              (2,541,902)
                                     ---------            -------------
  Net investment income (loss)          (4,451)               4,535,684
                                     ---------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  6,537                       --
 Net realized gain on
  distributions                         63,071                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            8,412                       --
                                     ---------            -------------
  Net gain (loss) on
   investments                          78,020                       --
                                     ---------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $73,569               $4,535,684
                                     =========            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    HARTFORD                                     HARTFORD
                                    MORTGAGE               HARTFORD              SMALLCAP               HARTFORD
                                   SECURITIES           SMALL COMPANY             GROWTH                 STOCK
                                    HLS FUND               HLS FUND              HLS FUND               HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $40,686                  $9,572                 $224                $317,985
                                    ---------            ------------            ---------            ------------
EXPENSE:
 Mortality and expense risk
  charges                              (5,134)               (168,236)              (2,193)               (525,528)
                                    ---------            ------------            ---------            ------------
  Net investment income
   (loss)                              35,552                (158,664)              (1,969)               (207,543)
                                    ---------            ------------            ---------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (171)                676,893                 (895)                460,713
 Net realized gain on
  distributions                            --               1,451,121               11,492               1,727,295
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (23,151)               (827,320)              (2,382)              1,547,962
                                    ---------            ------------            ---------            ------------
  Net gain (loss) on
   investments                        (23,322)              1,300,694                8,215               3,735,970
                                    ---------            ------------            ---------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $12,230              $1,142,030               $6,246              $3,528,427
                                    =========            ============            =========            ============

                                    HARTFORD                                  HARTFORD
                                 U.S. GOVERNMENT         HARTFORD               VALUE             HARTFORD
                                   SECURITIES              VALUE            OPPORTUNITIES       EQUITY INCOME
                                    HLS FUND             HLS FUND             HLS FUND            HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $21,034               $2,025               $2,983               $727
                                    ---------            ---------            ---------            -------
EXPENSE:
 Mortality and expense risk
  charges                              (8,347)              (3,402)              (3,041)              (430)
                                    ---------            ---------            ---------            -------
  Net investment income
   (loss)                              12,687               (1,377)                 (58)               297
                                    ---------            ---------            ---------            -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (135)                  70                   95                395
 Net realized gain on
  distributions                            --                6,579               32,894                 50
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,897               36,623               10,417              4,509
                                    ---------            ---------            ---------            -------
  Net gain (loss) on
   investments                          2,762               43,272               43,406              4,954
                                    ---------            ---------            ---------            -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $15,449              $41,895              $43,348             $5,251
                                    =========            =========            =========            =======

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                   HUNTINGTON VA         HUNTINGTON VA
                                       INCOME               DIVIDEND
                                    EQUITY FUND           CAPTURE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $30,431              $146,258
                                     ----------            ----------
EXPENSE:
 Mortality and expense risk
  charges                               (28,699)              (82,927)
                                     ----------            ----------
  Net investment income (loss)            1,732                63,331
                                     ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  17,134                 6,342
 Net realized gain on
  distributions                          45,842                96,006
 Net unrealized appreciation
  (depreciation) of
  investments during the year            94,728               471,318
                                     ----------            ----------
  Net gain (loss) on
   investments                          157,704               573,666
                                     ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $159,436              $636,997
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       HUNTINGTON VA         HUNTINGTON VA         HUNTINGTON VA
                                  HUNTINGTON VA           MID CORP            NEW ECONOMY             ROTATING
                                   GROWTH FUND          AMERICA FUND              FUND              MARKETS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $3,298               $11,051                $2,246                $7,200
                                    ---------            ----------            ----------            ----------
EXPENSE:
 Mortality and expense risk
  charges                             (15,063)              (53,180)              (39,187)              (21,619)
                                    ---------            ----------            ----------            ----------
  Net investment income
   (loss)                             (11,765)              (42,129)              (36,941)              (14,419)
                                    ---------            ----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 6,993                15,410                 2,536                18,059
 Net realized gain on
  distributions                         9,150                33,799                28,216                38,861
 Net unrealized appreciation
  (depreciation) of
  investments during the year          43,906               157,470               193,307               150,957
                                    ---------            ----------            ----------            ----------
  Net gain (loss) on
   investments                         60,049               206,679               224,059               207,877
                                    ---------            ----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $48,284              $164,550              $187,118              $193,458
                                    =========            ==========            ==========            ==========

                                  HUNTINGTON VA        HUNTINGTON VA        HUNTINGTON VA        HUNTINGTON VA
                                  INTERNATIONAL          MACRO 100            MORTGAGE            SITUS SMALL
                                   EQUITY FUND             FUND            SECURITIES FUND          CAP FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $8,022                 $676               $1,386                $1,899
                                    ---------            ---------            ---------            ----------
EXPENSE:
 Mortality and expense risk
  charges                              (6,475)             (10,491)              (4,119)              (39,714)
                                    ---------            ---------            ---------            ----------
  Net investment income
   (loss)                               1,547               (9,815)              (2,733)              (37,815)
                                    ---------            ---------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   209                  742                   31                 1,181
 Net realized gain on
  distributions                         5,092                4,944                   --                31,681
 Net unrealized appreciation
  (depreciation) of
  investments during the year          92,300               32,813               15,631                78,912
                                    ---------            ---------            ---------            ----------
  Net gain (loss) on
   investments                         97,601               38,499               15,662               111,774
                                    ---------            ---------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $99,148              $28,684              $12,929               $73,959
                                    =========            =========            =========            ==========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      MFS CAPITAL              MFS EMERGING
                                  OPPORTUNITIES SERIES        GROWTH SERIES
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                 $66,211                     $ --
                                      ------------             ------------
EXPENSE:
 Mortality and expense risk
  charges                                 (223,509)                (283,917)
                                      ------------             ------------
  Net investment income (loss)            (157,298)                (283,917)
                                      ------------             ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   (731,414)                (750,437)
 Net realized gain on
  distributions                                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,505,709                2,114,840
                                      ------------             ------------
  Net gain (loss) on
   investments                           1,774,295                1,364,403
                                      ------------             ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $1,616,997               $1,080,486
                                      ============             ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     MFS GLOBAL               MFS HIGH               MFS INVESTORS             MFS INVESTORS
                                   EQUITY SERIES            INCOME SERIES         GROWTH STOCK SERIES          TRUST SERIES
                                    SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $44,700               $6,084,955                     $ --                  $584,923
                                    ------------            -------------             ------------             -------------
EXPENSE:
 Mortality and expense risk
  charges                               (153,229)              (1,309,422)                (427,697)               (2,072,223)
                                    ------------            -------------             ------------             -------------
  Net investment income
   (loss)                               (108,529)               4,775,533                 (427,697)               (1,487,300)
                                    ------------            -------------             ------------             -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   98,774                  245,715                 (140,864)                  237,929
 Net realized gain on
  distributions                          664,741                       --                       --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,213,349                1,549,138                2,072,877                15,124,337
                                    ------------            -------------             ------------             -------------
  Net gain (loss) on
   investments                         1,976,864                1,794,853                1,932,013                15,362,266
                                    ------------            -------------             ------------             -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,868,335               $6,570,386               $1,504,316               $13,874,966
                                    ============            =============             ============             =============

                                                                                  MFS TOTAL
                                    MFS MID CAP                MFS NEW             RETURN                    MFS
                                   GROWTH SERIES          DISCOVERY SERIES         SERIES                VALUE SERIES
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                     $ --          $9,022,697                $270,713
                                    ------------            -------------       -------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (711,190)              (1,311,505)         (6,639,475)               (544,467)
                                    ------------            -------------       -------------            ------------
  Net investment income
   (loss)                               (711,190)              (1,311,505)          2,383,222                (273,754)
                                    ------------            -------------       -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  484,382                1,039,273             699,273                  50,706
 Net realized gain on
  distributions                        1,447,433                1,238,573          12,092,329                 765,223
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (853,065)               8,897,729          24,783,649               5,318,474
                                    ------------            -------------       -------------            ------------
  Net gain (loss) on
   investments                         1,078,750               11,175,575          37,575,251               6,134,403
                                    ------------            -------------       -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $367,560               $9,864,070         $39,958,473              $5,860,649
                                    ============            =============       =============            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                MFS
                                         MFS                 RESEARCH
                                      RESEARCH             INTERNATIONAL
                                     BOND SERIES              SERIES
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $157,284                $62,945
                                     -----------            -----------
EXPENSE:
 Mortality and expense risk
  charges                               (104,416)               (93,114)
                                     -----------            -----------
  Net investment income (loss)            52,868                (30,169)
                                     -----------            -----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    3,751               (501,437)
 Net realized gain on
  distributions                           17,786                154,165
 Net unrealized appreciation
  (depreciation) of
  investments during the year            166,628                577,639
                                     -----------            -----------
  Net gain (loss) on
   investments                           188,165                230,367
                                     -----------            -----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $241,033               $200,198
                                     ===========            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           BLACKROCK
                                       MFS                  GLOBAL               BLACKROCK
                                     RESEARCH             GROWTH V.I.            LARGE CAP           U.S. MID CAP
                                      SERIES                 FUND            GROWTH V. I. FUND           VALUE
                                   SUB-ACCOUNT          SUB-ACCOUNT (F)       SUB-ACCOUNT (G)       SUB-ACCOUNT (H)
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $6,327                $2,173                 $2,671               $ --
                                    ----------             ---------             ----------              -----
EXPENSE:
 Mortality and expense risk
  charges                              (20,204)               (4,215)               (20,437)               (47)
                                    ----------             ---------             ----------              -----
  Net investment income
   (loss)                              (13,877)               (2,042)               (17,766)               (47)
                                    ----------             ---------             ----------              -----
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  7,602                 7,794                151,776                  8
 Net realized gain on
  distributions                             --                    --                     --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          110,717                36,432                (88,135)               817
                                    ----------             ---------             ----------              -----
  Net gain (loss) on
   investments                         118,319                44,226                 63,641                825
                                    ----------             ---------             ----------              -----
  Net increase (decrease) in
   net assets resulting from
   operations                         $104,442               $42,184                $45,875               $778
                                    ==========             =========             ==========              =====


                                                                                                     COLUMBIA
                                     CAPITAL            DEVELOPING            FLEXIBLE           ASSET ALLOCATION
                                  OPPORTUNITIES           GROWTH               INCOME                 FUND VS
                                 SUB-ACCOUNT (H)      SUB-ACCOUNT (H)      SUB-ACCOUNT (H)      SUB-ACCOUNT (E)(I)
-----------------------------  --------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $ --                 $ --                 $118                   $431,444
                                      -----                -----                -----              -------------
EXPENSE:
 Mortality and expense risk
  charges                               (33)                 (19)                 (32)                  (183,693)
                                      -----                -----                -----              -------------
  Net investment income
   (loss)                               (33)                 (19)                  86                    247,751
                                      -----                -----                -----              -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   2                    1                   --                  1,167,973
 Net realized gain on
  distributions                          --                   --                   --                  1,101,336
 Net unrealized appreciation
  (depreciation) of
  investments during the year           655                  537                   80                 (1,948,012)
                                      -----                -----                -----              -------------
  Net gain (loss) on
   investments                          657                  538                   80                    321,297
                                      -----                -----                -----              -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $624                 $519                 $166                   $569,048
                                      =====                =====                =====              =============

(e)  From inception, May 1, 2006 to December 31, 2006.

(f)  Formerly Mercury Global Growth V.I. Fund. Change effective October 2, 2006.

(g)  Formerly Mercury Large Cap Growth V.I. Fund. Change effective October 2,
     2006.

(h) From inception, August 14, 2006 to December 31, 2006.

(i) Effective May 1, 2006, Nations Asset Allocation Portfolio merged with Columbia Asset Allocation Fund VS.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                       COLUMBIA                 COLUMBIA
                                     SMALL COMPANY              LARGE CAP
                                    GROWTH FUND VS            VALUE FUND VS
                                  SUB-ACCOUNT (E)(J)       SUB-ACCOUNT (E)(K)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                    $ --               $1,235,343
                                     -------------            -------------
EXPENSE:
 Mortality and expense risk
  charges                                 (462,543)                (795,576)
                                     -------------            -------------
  Net investment income (loss)            (462,543)                 439,767
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  5,023,493                9,074,881
 Net realized gain on
  distributions                          4,653,683                3,603,938
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (6,837,079)              (7,330,178)
                                     -------------            -------------
  Net gain (loss) on
   investments                           2,840,097                5,348,641
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $2,377,554               $5,788,408
                                     =============            =============

(e)  From inception, May 1, 2006 to December 31, 2006.

(j) Effective May 1, 2006, Nations Small Company Portfolio merged with Columbia Small Company Growth Fund VS.

(k) Effective May 1, 2006, Nations Value Portfolio merged with Columbia Large Cap Value Fund VS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      COLUMBIA
                                      MARSICO                                         COLUMBIA                COLUMBIA
                                   INTERNATIONAL              COLUMBIA                MARSICO                 MARSICO
                                   OPPORTUNITIES             HIGH YIELD           FOCUSED EQUITIES             GROWTH
                                      FUND VS                 FUND VS                 FUND VS                 FUND VS
                                  SUB-ACCOUNT (L)         SUB-ACCOUNT (M)         SUB-ACCOUNT (N)         SUB-ACCOUNT (O)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $110,167                $727,113                    $ --                    $ --
                                    ------------            ------------            ------------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (737,559)               (544,767)               (580,454)               (528,571)
                                    ------------            ------------            ------------            ------------
  Net investment income
   (loss)                               (627,392)                182,346                (580,454)               (528,571)
                                    ------------            ------------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                1,813,201                 219,553               1,302,418                 785,054
 Net realized gain on
  distributions                        1,162,939                 247,279                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          5,130,597               1,923,234               1,058,816                 837,508
                                    ------------            ------------            ------------            ------------
  Net gain (loss) on
   investments                         8,106,737               2,390,066               2,361,234               1,622,562
                                    ------------            ------------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $7,479,345              $2,572,412              $1,780,780              $1,093,991
                                    ============            ============            ============            ============


                                      COLUMBIA                COLUMBIA               JPMORGAN               JPMORGAN
                                      MARSICO                 MARSICO            INSURANCE TRUST        INSURANCE TRUST
                                    21ST CENTURY           MIDCAP GROWTH             BALANCED              CORE BOND
                                      FUND VS                 FUND VS             PORTFOLIO - 1          PORTFOLIO - 1
                                  SUB-ACCOUNT (P)         SUB-ACCOUNT (Q)        SUB-ACCOUNT (R)        SUB-ACCOUNT (S)
-----------------------------  --------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $13,893                    $ --               $44,434              $1,068,003
                                    ------------            ------------            ----------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (142,341)               (655,664)              (27,065)               (541,193)
                                    ------------            ------------            ----------            ------------
  Net investment income
   (loss)                               (128,448)               (655,664)               17,369                 526,810
                                    ------------            ------------            ----------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  194,663               1,084,642                   731                   1,959
 Net realized gain on
  distributions                          253,285               1,629,903                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            949,586               3,074,652               118,714                 411,753
                                    ------------            ------------            ----------            ------------
  Net gain (loss) on
   investments                         1,397,534               5,789,197               119,445                 413,712
                                    ------------            ------------            ----------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,269,086              $5,133,533              $136,814                $940,522
                                    ============            ============            ==========            ============

(l) Formerly Nations Marsico International Opportunities Portfolio. Change effective May 1, 2006.

(m) Formerly Nations High Yield Bond Portfolio. Change effective May 1, 2006.

(n) Formerly Nations Marsico Focused Equities Portfolio. Change effective May 1, 2006.

(o) Formerly Nations Marsico Growth Portfolio. Change effective May 1, 2006.

(p) Formerly Nations Marsico 21st Century Portfolio. Change effective May 1,
    2006.

(q) Formerly Nations Marsico Midcap Growth Portfolio. Change effective May 1, 2006.

(r) Formerly JPMorgan Investment Trust Balanced Portfolio. Change effective May 1, 2006.

(s) Formerly JPMorgan Investment Trust Bond Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       JPMORGAN               JPMORGAN
                                   INSURANCE TRUST        INSURANCE TRUST
                                  DIVERSIFIED EQUITY      INTREPID MID CAP
                                    PORTFOLIO - 1          PORTFOLIO - 1
                                   SUB-ACCOUNT (T)        SUB-ACCOUNT (U)
----------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $56,868                $6,554
                                     ------------            ----------
EXPENSE:
 Mortality and expense risk
  charges                                (126,424)              (50,354)
                                     ------------            ----------
  Net investment income (loss)            (69,556)              (43,800)
                                     ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                       421                 1,632
 Net realized gain on
  distributions                                --               289,203
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,169,346               103,200
                                     ------------            ----------
  Net gain (loss) on
   investments                          1,169,767               394,035
                                     ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,100,211              $350,235
                                     ============            ==========

(t) Formerly JPMorgan Investment Trust Diversified Equity Portfolio. Change effective May 1, 2006.

(u) Formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                          JPMORGAN
                                      JPMORGAN               JPMORGAN              JPMORGAN           INSURANCE TRUST
                                  INSURANCE TRUST         INSURANCE TRUST       INSURANCE TRUST         DIVERSIFIED
                                    EQUITY INDEX          GOVERNMENT BOND       INTREPID GROWTH        MID CAP GROWTH
                                   PORTFOLIO - 1           PORTFOLIO - 1         PORTFOLIO - 1         PORTFOLIO - 1
                                  SUB-ACCOUNT (V)         SUB-ACCOUNT (W)       SUB-ACCOUNT (X)       SUB-ACCOUNT (Y)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $334,963               $602,856                 $119                    $ --
                                    ------------            -----------            ---------            ------------
EXPENSE:
 Mortality and expense risk
  charges                               (446,965)              (219,259)              (3,288)               (167,326)
                                    ------------            -----------            ---------            ------------
  Net investment income
   (loss)                               (112,002)               383,597               (3,169)               (167,326)
                                    ------------            -----------            ---------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    4,877                  1,907                1,081                  16,204
 Net realized gain on
  distributions                               --                     --                   --                 256,305
 Net unrealized appreciation
  (depreciation) of
  investments during the year          3,743,712                (79,786)              11,057                 783,195
                                    ------------            -----------            ---------            ------------
  Net gain (loss) on
   investments                         3,748,589                (77,879)              12,138               1,055,704
                                    ------------            -----------            ---------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $3,636,587               $305,718               $8,969                $888,378
                                    ============            ===========            =========            ============

                                      JPMORGAN
                                  INSURANCE TRUST
                                    DIVERSIFIED
                                   MID CAP VALUE         JENNISON 20/20          JENNISON            PRUDENTIAL
                                   PORTFOLIO - 1         FOCUS PORTFOLIO         PORTFOLIO         VALUE PORTFOLIO
                                  SUB-ACCOUNT (Z)          SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $74,397                 $ --                 $ --               $2,286
                                    ------------            ---------            ---------            ---------
EXPENSE:
 Mortality and expense risk
  charges                               (165,668)              (4,613)             (10,975)              (4,362)
                                    ------------            ---------            ---------            ---------
  Net investment income
   (loss)                                (91,271)              (4,613)             (10,975)              (2,076)
                                    ------------            ---------            ---------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   16,165               13,451               (7,029)              22,789
 Net realized gain on
  distributions                          949,142               20,143                   --                9,330
 Net unrealized appreciation
  (depreciation) of
  investments during the year            503,445                6,895               15,493                9,726
                                    ------------            ---------            ---------            ---------
  Net gain (loss) on
   investments                         1,468,752               40,489                8,464               41,845
                                    ------------            ---------            ---------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,377,481              $35,876              $(2,511)             $39,769
                                    ============            =========            =========            =========

(v) Formerly JPMorgan Investment Trust Equity Index Portfolio. Change effective May 1, 2006.

(w) Formerly JPMorgan Investment Trust Government Bond Portfolio. Change effective May 1, 2006.

(x) Formerly JPMorgan Investment Trust Large Cap Growth Portfolio. Change effective November 1, 2006.

(y) Formerly JPMorgan Investment Trust Mid Cap Growth Portfolio. Change effective May 1, 2006.

(z) Formerly JPMorgan Investment Trust Mid Cap Value Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                          LEGG MASON
                                 SP WILLIAM BLAIR          PARTNERS
                                   INTERNATIONAL           VARIABLE
                                      GROWTH               ALL CAP
                                     PORTFOLIO            PORTFOLIO
                                    SUB-ACCOUNT        SUB-ACCOUNT (AA)
-------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $327                $38,228
                                      -------             ----------
EXPENSE:
 Mortality and expense risk
  charges                                (348)               (37,741)
                                      -------             ----------
  Net investment income (loss)            (21)                   487
                                      -------             ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                     8                 71,949
 Net realized gain on
  distributions                         1,706                103,609
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,843                273,968
                                      -------             ----------
  Net gain (loss) on
   investments                          3,557                449,526
                                      -------             ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $3,536               $450,013
                                      =======             ==========

(aa) Formerly Salomon Brothers Variable All Cap Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LEGG MASON                                   LEGG MASON
                                 PARTNERS VARIABLE         LEGG MASON         PARTNERS VARIABLE
                                 GLOBAL HIGH YIELD     PARTNERS VARIABLE        TOTAL RETURN           GROWTH AND
                                  BOND PORTFOLIO      INVESTORS PORTFOLIO         PORTFOLIO              INCOME
                                 SUB-ACCOUNT (BB)       SUB-ACCOUNT (CC)      SUB-ACCOUNT (DD)       SUB-ACCOUNT (H)
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $14,353                $14,707                $7,336                 $ --
                                     ---------             ----------             ---------              -------
EXPENSE:
 Mortality and expense risk
  charges                               (3,668)               (11,137)               (4,501)                 (94)
                                     ---------             ----------             ---------              -------
  Net investment income
   (loss)                               10,685                  3,570                 2,835                  (94)
                                     ---------             ----------             ---------              -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  3,124                  5,667                 1,155                    1
 Net realized gain on
  distributions                          1,435                 21,260                 6,401                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           10,254                108,508                26,007                1,872
                                     ---------             ----------             ---------              -------
  Net gain (loss) on
   investments                          14,813                135,435                33,563                1,873
                                     ---------             ----------             ---------              -------
  Net increase (decrease) in
   net assets resulting from
   operations                          $25,498               $139,005               $36,398               $1,779
                                     =========             ==========             =========              =======

                                                        WELLS FARGO         WELLS FARGO          WELLS FARGO
                                                       ADVANTAGE VT         ADVANTAGE VT        ADVANTAGE VT
                                                     ASSET ALLOCATION       TOTAL RETURN        EQUITY INCOME
                                    COMSTOCK               FUND              BOND FUND              FUND
                                 SUB-ACCOUNT (H)     SUB-ACCOUNT (EE)     SUB-ACCOUNT (FF)    SUB-ACCOUNT (GG)
-----------------------------  ---------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $ --                 $284                $351                 $469
                                     -------              -------              ------              -------
EXPENSE:
 Mortality and expense risk
  charges                               (581)                (226)               (108)                (476)
                                     -------              -------              ------              -------
  Net investment income
   (loss)                               (581)                  58                 243                   (7)
                                     -------              -------              ------              -------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   11                    3                  --                  474
 Net realized gain on
  distributions                           --                  138                  --                   69
 Net unrealized appreciation
  (depreciation) of
  investments during the year          7,615                  997                 (47)               4,277
                                     -------              -------              ------              -------
  Net gain (loss) on
   investments                         7,626                1,138                 (47)               4,820
                                     -------              -------              ------              -------
  Net increase (decrease) in
   net assets resulting from
   operations                         $7,045               $1,196                $196               $4,813
                                     =======              =======              ======              =======

(h) From inception, August 14, 2006 to December 31, 2006.

(bb) Formerly Salomon Brothers Variable High Yield Bond Fund. Change effective May 1, 2006.

(cc) Formerly Salomon Brothers Variable Investors Fund. Change effective May 1, 2006.

(dd) Formerly Salomon Brothers Variable Total Return Fund. Change effective May 1, 2006.

(ee) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

(ff) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(gg) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    WELLS FARGO         WELLS FARGO
                                   ADVANTAGE VT         ADVANTAGE VT
                                   INTERNATIONAL       LARGE COMPANY
                                     CORE FUND          GROWTH FUND
                                 SUB-ACCOUNT (HH)     SUB-ACCOUNT (II)
-----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $162                $ --
                                      -------              ------
EXPENSE:
 Mortality and expense risk
  charges                                (178)               (139)
                                      -------              ------
  Net investment income (loss)            (16)               (139)
                                      -------              ------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    34                   2
 Net realized gain on
  distributions                           372                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,252                 211
                                      -------              ------
  Net gain (loss) on
   investments                          1,658                 213
                                      -------              ------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,642                 $74
                                      =======              ======

(hh) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

(ii) Formerly Wells Fargo Advantage Large Company Core Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO         STI CLASSIC VT         STI CLASSIC VT
                                  ADVANTAGE VT             CAPITAL              LARGE CAP
                                    SMALL CAP           APPRECIATION          RELATIVE VALUE
                                   GROWTH FUND              FUND                   FUND
                                SUB-ACCOUNT (JJ)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 DIVIDENDS                              $ --                 $19,214               $23,820
                                     -------             -----------            ----------
EXPENSE:
 MORTALITY AND EXPENSE RISK
  CHARGES                               (108)               (125,320)              (35,895)
                                     -------             -----------            ----------
  NET INVESTMENT INCOME
   (LOSS)                               (108)               (106,106)              (12,075)
                                     -------             -----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 NET REALIZED GAIN (LOSS) ON
  SECURITY TRANSACTIONS                   68                  42,109                87,579
 NET REALIZED GAIN ON
  DISTRIBUTIONS                          140                 399,262               132,343
 NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS DURING THE YEAR          1,045                 226,296                42,118
                                     -------             -----------            ----------
  NET GAIN (LOSS) ON
   INVESTMENTS                         1,253                 667,667               262,040
                                     -------             -----------            ----------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                         $1,145                $561,561              $249,965
                                     =======             ===========            ==========

                                                        STI CLASSIC VT
                                  STI CLASSIC VT          LARGE CAP
                                  MID-CAP EQUITY         VALUE EQUITY
                                       FUND                  FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------
INVESTMENT INCOME:
 DIVIDENDS                              $6,922               $53,860
                                    ----------            ----------
EXPENSE:
 MORTALITY AND EXPENSE RISK
  CHARGES                              (34,495)              (68,616)
                                    ----------            ----------
  NET INVESTMENT INCOME
   (LOSS)                              (27,573)              (14,756)
                                    ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 NET REALIZED GAIN (LOSS) ON
  SECURITY TRANSACTIONS                 54,021                60,263
 NET REALIZED GAIN ON
  DISTRIBUTIONS                        136,745                    --
 NET UNREALIZED APPRECIATION
  (DEPRECIATION) OF
  INVESTMENTS DURING THE YEAR          (11,671)              623,979
                                    ----------            ----------
  NET GAIN (LOSS) ON
   INVESTMENTS                         179,095               684,242
                                    ----------            ----------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS                         $151,522              $669,486
                                    ==========            ==========

(jj) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                                AIM V.I.
                                       AIM V.I.                  CAPITAL
                                   BASIC VALUE FUND         APPRECIATION FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT (A)(B)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,210,871)               $(759,539)
 Net realized gain (loss) on
  security transactions                  1,944,788                6,935,147
 Net realized gain on
  distributions                          4,007,164                  874,160
 Net unrealized appreciation
  (depreciation) of
  investments during the year            5,177,956               (4,541,925)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             9,919,037                2,507,843
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                               5,443,894                2,070,754
 Net transfers                          (5,021,232)              (2,263,287)
 Surrenders for benefit
  payments and fees                     (8,651,699)              (4,819,543)
 Net annuity transactions                  (32,996)                      --
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (8,262,033)              (5,012,076)
                                     -------------            -------------
 Net increase (decrease) in
  net assets                             1,657,004               (2,504,233)
NET ASSETS:
 Beginning of year                      93,615,916               45,462,753
                                     -------------            -------------
 End of year                           $95,272,920              $42,958,520
                                     =============            =============

(a) Effective April 28, 2006, AIM V.I. Aggressive Growth Fund merged with AIM V.I. Capital Appreciation Fund.

(b) Effective November 6, 2006 AIM V.I. Demographic Trends Fund merged with AIM V.I. Capital Appreciation Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       AIM V.I.                  AIM V.I.                 AIM V.I.           AIM V. I.
                                         CORE                   GOVERNMENT               HIGH YIELD        INTERNATIONAL
                                     EQUITY FUND             SECURITIES FUND                FUND            GROWTH FUND
                                   SUB-ACCOUNT (C)             SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(86,245)               $5,520,358                $103,397           $(150,650)
 Net realized gain (loss) on
  security transactions                 13,875,771                  (250,640)                 16,083             417,610
 Net realized gain on
  distributions                                 --                        --                      --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              505,980                (1,274,690)                 20,258           7,309,528
                                    --------------            --------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            14,295,506                 3,995,028                 139,738           7,576,488
                                    --------------            --------------            ------------       -------------
UNIT TRANSACTIONS:
 Purchases                              12,550,367                47,216,927                   1,000          20,294,002
 Net transfers                           2,263,087                19,210,464                  33,962          (1,338,412)
 Surrenders for benefit
  payments and fees                     (6,858,147)              (22,221,375)               (317,810)         (4,450,556)
 Net annuity transactions                    9,917                   (14,420)                     --                  --
                                    --------------            --------------            ------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      7,965,224                44,191,596                (282,848)         14,505,034
                                    --------------            --------------            ------------       -------------
 Net increase (decrease) in
  net assets                            22,260,730                48,186,624                (143,110)         22,081,522
NET ASSETS:
 Beginning of year                     100,831,807               182,397,656               1,754,139          22,955,715
                                    --------------            --------------            ------------       -------------
 End of year                          $123,092,537              $230,584,280              $1,611,029         $45,037,237
                                    ==============            ==============            ============       =============

                                  AIM V.I.            AIM V.I.                 AIM V.I.                 AMERICAN
                                MID CAP CORE          SMALL CAP                LARGE CAP              FUNDS GLOBAL
                                EQUITY FUND          EQUITY FUND              GROWTH FUND              BOND FUND
                                SUB-ACCOUNT          SUB-ACCOUNT            SUB-ACCOUNT (D)         SUB-ACCOUNT (E)
-----------------------------  ----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(869,389)          $(304,785)               $(280,244)                $13,074
 Net realized gain (loss) on
  security transactions               812,143              71,823                2,223,174                   1,163
 Net realized gain on
  distributions                    11,412,044             770,576                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (1,471,503)          1,525,257                 (663,937)                (19,408)
                               --------------       -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        9,883,295           2,062,871                1,278,993                  (5,171)
                               --------------       -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                          9,487,736           2,957,808                1,974,302                 929,798
 Net transfers                     (6,946,415)          3,629,905                   48,383               1,968,410
 Surrenders for benefit
  payments and fees                (7,642,446)           (607,918)              (1,575,953)                 (5,036)
 Net annuity transactions              (9,203)               (710)                      --                      --
                               --------------       -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (5,110,328)          5,979,085                  446,732               2,893,172
                               --------------       -------------            -------------            ------------
 Net increase (decrease) in
  net assets                        4,772,967           8,041,956                1,725,725               2,888,001
NET ASSETS:
 Beginning of year                111,634,296          11,850,817               20,683,065                      --
                               --------------       -------------            -------------            ------------
 End of year                     $116,407,263         $19,892,773              $22,408,790              $2,888,001
                               ==============       =============            =============            ============

(c) Effective April 28, 2006, AIM V.I. Premier Equity Fund merged with AIM V.I. Core Equity Fund.

(d) Effective June 12, 2006, AIM V.I. Blue Chip Fund merged with AIM V.I. Large Cap Growth Fund.

(e)  From inception, May 1, 2006 to December 31, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       AMERICAN
                                         FUNDS
                                        GLOBAL                   AMERICAN
                                      GROWTH AND               FUNDS ASSET
                                      INCOME FUND            ALLOCATION FUND
                                    SUB-ACCOUNT (E)            SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $1,878                $2,828,307
 Net realized gain (loss) on
  security transactions                      5,783                 1,333,335
 Net realized gain on
  distributions                                 --                 5,615,176
 Net unrealized appreciation
  (depreciation) of
  investments during the year            3,452,071                41,963,576
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             3,459,732                51,740,394
                                     -------------            --------------
UNIT TRANSACTIONS:
 Purchases                              19,556,867                41,805,000
 Net transfers                          20,781,523                22,149,360
 Surrenders for benefit
  payments and fees                       (450,285)              (31,742,509)
 Net annuity transactions                   32,245                    24,065
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     39,920,350                32,235,916
                                     -------------            --------------
 Net increase (decrease) in
  net assets                            43,380,082                83,976,310
NET ASSETS:
 Beginning of year                              --               389,023,660
                                     -------------            --------------
 End of year                           $43,380,082              $472,999,970
                                     =============            ==============

(e)  From inception, May 1, 2006 to December 31, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  AMERICAN
                                   FUNDS
                                 BLUE CHIP             AMERICAN             AMERICAN              AMERICAN
                                 INCOME AND             FUNDS             FUNDS GLOBAL             FUNDS
                                GROWTH FUND           BOND FUND           GROWTH FUND           GROWTH FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,151,754)          $6,684,969            $(820,127)           $(7,905,763)
 Net realized gain (loss) on
  security transactions             1,770,703              289,787            1,082,699              9,340,090
 Net realized gain on
  distributions                    11,361,776                   --                   --              6,034,311
 Net unrealized appreciation
  (depreciation) of
  investments during the year      19,681,023            8,604,010           18,408,148             72,666,049
                               --------------       --------------       --------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  operations                       31,661,748           15,578,766           18,670,720             80,134,687
                               --------------       --------------       --------------       ----------------
UNIT TRANSACTIONS:
 Purchases                         21,607,104           36,333,118           15,824,425            163,847,697
 Net transfers                      1,735,578           22,075,744            5,308,564             29,851,680
 Surrenders for benefit
  payments and fees               (16,194,451)         (24,814,164)          (7,689,236)           (69,161,839)
 Net annuity transactions                (880)             (14,652)              48,196                (52,537)
                               --------------       --------------       --------------       ----------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 7,147,351           33,580,046           13,491,949            124,485,001
                               --------------       --------------       --------------       ----------------
 Net increase (decrease) in
  net assets                       38,809,099           49,158,812           32,162,669            204,619,688
NET ASSETS:
 Beginning of year                202,280,515          273,438,828           94,826,720            886,607,696
                               --------------       --------------       --------------       ----------------
 End of year                     $241,089,614         $322,597,640         $126,989,389         $1,091,227,384
                               ==============       ==============       ==============       ================

                                                                                                  AMERICAN
                                   AMERICAN              AMERICAN                                  FUNDS
                                    FUNDS                 FUNDS              AMERICAN           GLOBAL SMALL
                                GROWTH-INCOME         INTERNATIONAL          FUNDS NEW         CAPITALIZATION
                                     FUND                  FUND             WORLD FUND              FUND
                                 SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(32,373)            $503,303            $(60,514)         $(1,255,116)
 Net realized gain (loss) on
  security transactions               4,517,270              951,664             449,919              539,159
 Net realized gain on
  distributions                      22,377,028            2,239,132             505,360            5,322,958
 Net unrealized appreciation
  (depreciation) of
  investments during the year        94,125,066           36,559,038          16,621,201           15,331,476
                               ----------------       --------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        120,986,991           40,253,137          17,515,966           19,938,477
                               ----------------       --------------       -------------       --------------
UNIT TRANSACTIONS:
 Purchases                          150,195,439           53,967,224          16,055,043           17,831,741
 Net transfers                       28,764,289           27,552,787           8,601,232            5,058,293
 Surrenders for benefit
  payments and fees                 (68,197,533)         (18,228,257)         (4,133,089)          (7,181,748)
 Net annuity transactions              (109,007)              35,389               2,595               20,653
                               ----------------       --------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 110,653,188           63,327,143          20,525,781           15,728,939
                               ----------------       --------------       -------------       --------------
 Net increase (decrease) in
  net assets                        231,640,179          103,580,280          38,041,747           35,667,416
NET ASSETS:
 Beginning of year                  846,763,262          203,705,470          48,181,152           85,530,087
                               ----------------       --------------       -------------       --------------
 End of year                     $1,078,403,441         $307,285,750         $86,222,899         $121,197,503
                               ================       ==============       =============       ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                    EVERGREEN VA           EVERGREEN VA
                                   BALANCED FUND           GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,306                $(15,314)
 Net realized gain (loss) on
  security transactions                     634                   1,077
 Net realized gain on
  distributions                              --                  30,200
 Net unrealized appreciation
  (depreciation) of
  investments during the year            14,887                  58,774
                                     ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             17,827                  74,737
                                     ----------            ------------
UNIT TRANSACTIONS:
 Purchases                              218,234                 780,853
 Net transfers                           41,345                 246,128
 Surrenders for benefit
  payments and fees                     (30,586)                (22,493)
 Net annuity transactions                    --                   3,869
                                     ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     228,993               1,008,357
                                     ----------            ------------
 Net increase (decrease) in
  net assets                            246,820               1,083,094
NET ASSETS:
 Beginning of year                      119,150                 437,987
                                     ----------            ------------
 End of year                           $365,970              $1,521,081
                                     ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    EVERGREEN VA                                  EVERGREEN VA            EVERGREEN VA
                                   INTERNATIONAL           EVERGREEN VA          SPECIAL VALUES           FUNDAMENTAL
                                    EQUITY FUND             OMEGA FUND                FUND               LARGE CAP FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $23,608               $(1,158)                $(58,712)               $2,819
 Net realized gain (loss) on
  security transactions                     (129)                   97                    7,015                   121
 Net realized gain on
  distributions                           52,715                    --                1,513,849                11,217
 Net unrealized appreciation
  (depreciation) of
  investments during the year             73,768                 9,573                  275,304                45,615
                                    ------------            ----------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             149,962                 8,512                1,737,456                59,772
                                    ------------            ----------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                               643,366                90,918                6,025,322               563,159
 Net transfers                           156,358                (3,000)               2,824,477                88,990
 Surrenders for benefit
  payments and fees                      (19,717)                 (443)                (246,936)               (5,418)
 Net annuity transactions                     --                    --                    3,843                    --
                                    ------------            ----------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      780,007                87,475                8,606,706               646,731
                                    ------------            ----------            -------------            ----------
 Net increase (decrease) in
  net assets                             929,969                95,987               10,344,162               706,503
NET ASSETS:
 Beginning of year                       374,839                36,942                4,556,215                33,199
                                    ------------            ----------            -------------            ----------
 End of year                          $1,304,808              $132,929              $14,900,377              $739,702
                                    ============            ==========            =============            ==========

                                       FRANKLIN              FRANKLIN                  FRANKLIN
                                        RISING                INCOME                   LARGE CAP           FRANKLIN
                                      DIVIDENDS             SECURITIES                  GROWTH               REAL
                                   SECURITIES FUND             FUND                 SECURITIES FUND       ESTATE FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT                SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,600,838)           $15,636,915                $(621,278)            $43,838
 Net realized gain (loss) on
  security transactions                    285,391                431,302                   59,176             323,369
 Net realized gain on
  distributions                          1,240,729              3,943,309                       --             570,864
 Net unrealized appreciation
  (depreciation) of
  investments during the year           36,014,327            110,069,793                6,597,425             307,116
                                    --------------       ----------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            35,939,609            130,081,319                6,035,323           1,245,187
                                    --------------       ----------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                              79,660,249            200,380,656               13,314,418              67,939
 Net transfers                          33,956,450             87,836,331                5,593,815            (608,762)
 Surrenders for benefit
  payments and fees                    (13,431,789)           (53,410,079)              (4,200,214)           (721,029)
 Net annuity transactions                   19,236                254,239                    5,749                (767)
                                    --------------       ----------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    100,204,146            235,061,147               14,713,768          (1,262,619)
                                    --------------       ----------------            -------------       -------------
 Net increase (decrease) in
  net assets                           136,143,755            365,142,466               20,749,091             (17,432)
NET ASSETS:
 Beginning of year                     194,705,917            688,449,440               55,894,211           7,502,457
                                    --------------       ----------------            -------------       -------------
 End of year                          $330,849,672         $1,053,591,906              $76,643,302          $7,485,025
                                    ==============       ================            =============       =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                        FRANKLIN
                                       SMALL-MID                  FRANKLIN
                                       CAP GROWTH             STRATEGIC INCOME
                                    SECURITIES FUND           SECURITIES FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,828,041)               $5,226,376
 Net realized gain (loss) on
  security transactions                   1,277,233                    97,343
 Net realized gain on
  distributions                                  --                 1,037,554
 Net unrealized appreciation
  (depreciation) of
  investments during the year             7,700,178                 4,377,099
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              7,149,370                10,738,372
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                               11,416,880                23,640,238
 Net transfers                            1,692,797                15,935,327
 Surrenders for benefit
  payments and fees                      (8,944,145)              (10,970,163)
 Net annuity transactions                       323                    78,037
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       4,165,855                28,683,439
                                     --------------            --------------
 Net increase (decrease) in
  net assets                             11,315,225                39,421,811
NET ASSETS:
 Beginning of year                      102,158,907               144,226,489
                                     --------------            --------------
 End of year                           $113,474,132              $183,648,300
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      FRANKLIN                 FRANKLIN                                          TEMPLETON
                                      FLEX CAP                LARGE CAP                                         DEVELOPING
                                       GROWTH                   VALUE                MUTUAL SHARES                MARKETS
                                   SECURITIES FUND         SECURITIES FUND          SECURITIES FUND           SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(194,513)                $18,200               $(1,985,991)               $(227,304)
 Net realized gain (loss) on
  security transactions                    18,055                  13,563                 1,513,826                 (237,488)
 Net realized gain on
  distributions                                --                  11,236                19,537,077                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             527,954                 596,571                74,383,827               12,121,911
                                    -------------            ------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              351,496                 639,570                93,448,739               11,657,119
                                    -------------            ------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                              5,914,577               2,854,001               108,847,867               13,624,935
 Net transfers                          3,207,040               2,130,877                48,155,248                2,907,738
 Surrenders for benefit
  payments and fees                      (499,780)               (188,019)              (37,077,858)              (3,752,918)
 Net annuity transactions                      --                      --                    28,880                    1,550
                                    -------------            ------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     8,621,837               4,796,859               119,954,137               12,781,305
                                    -------------            ------------            --------------            -------------
 Net increase (decrease) in
  net assets                            8,973,333               5,436,429               213,402,876               24,438,424
NET ASSETS:
 Beginning of year                      6,490,655               1,533,066               505,545,664               40,257,075
                                    -------------            ------------            --------------            -------------
 End of year                          $15,463,988              $6,969,495              $718,948,540              $64,695,499
                                    =============            ============            ==============            =============


                                      TEMPLETON                TEMPLETON                TEMPLETON                   MUTUAL
                                       FOREIGN                GLOBAL ASSET                GROWTH                  DISCOVERY
                                   SECURITIES FUND          ALLOCATION FUND          SECURITIES FUND           SECURITIES FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(910,259)               $194,281               $(1,370,540)                $(591,553)
 Net realized gain (loss) on
  security transactions                    861,402                  23,285                   590,699                  (158,846)
 Net realized gain on
  distributions                                 --                 215,693                15,942,936                 3,597,567
 Net unrealized appreciation
  (depreciation) of
  investments during the year           38,926,494                 173,545                66,661,721                15,083,965
                                    --------------            ------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            38,877,637                 606,804                81,824,816                17,931,133
                                    --------------            ------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                              41,734,383                   5,221                95,182,319                31,140,069
 Net transfers                          12,023,461                 136,915                41,119,178                22,952,855
 Surrenders for benefit
  payments and fees                    (13,127,346)               (269,022)              (25,782,196)               (4,588,376)
 Net annuity transactions                   43,394                    (781)                    8,087                    29,516
                                    --------------            ------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     40,673,892                (127,667)              110,527,388                49,534,064
                                    --------------            ------------            --------------            --------------
 Net increase (decrease) in
  net assets                            79,551,529                 479,137               192,352,204                67,465,197
NET ASSETS:
 Beginning of year                     177,358,499               3,198,139               353,159,139                63,708,506
                                    --------------            ------------            --------------            --------------
 End of year                          $256,910,028              $3,677,276              $545,511,343              $131,173,703
                                    ==============            ============            ==============            ==============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                       HARTFORD
                                  HARTFORD           TOTAL RETURN
                                  ADVISERS               BOND
                                  HLS FUND             HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $105,224           $2,245,139
 Net realized gain (loss) on
  security transactions               181,820             (384,495)
 Net realized gain on
  distributions                     2,723,426               12,639
 Net unrealized appreciation
  (depreciation) of
  investments during the year         101,956              340,216
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        3,112,426            2,213,499
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                            272,374              689,733
 Net transfers                       (950,026)           3,192,677
 Surrenders for benefit
  payments and fees                (5,325,078)         (11,656,436)
 Net annuity transactions             (19,972)              (1,406)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (6,022,702)          (7,775,432)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       (2,910,276)          (5,561,933)
NET ASSETS:
 Beginning of year                 41,218,527           92,401,223
                                -------------       --------------
 End of year                      $38,308,251          $86,839,290
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                      HARTFORD
                                  HARTFORD            DIVIDEND
                                  CAPITAL                AND                HARTFORD             HARTFORD
                                APPRECIATION           GROWTH                 FOCUS          GLOBAL ADVISERS
                                  HLS FUND            HLS FUND              HLS FUND             HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(564,006)          $(247,084)              $(64)               $3,668
 Net realized gain (loss) on
  security transactions             1,155,599           1,108,740                 12                  (287)
 Net realized gain on
  distributions                     9,991,706           4,402,304                563                11,621
 Net unrealized appreciation
  (depreciation) of
  investments during the year         104,004           4,652,442                 59                 7,838
                               --------------       -------------            -------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                       10,687,303           9,916,402                570                22,840
                               --------------       -------------            -------            ----------
UNIT TRANSACTIONS:
 Purchases                            171,387             595,426                 --                    --
 Net transfers                     (2,018,577)           (691,065)               385                  (825)
 Surrenders for benefit
  payments and fees                (9,762,430)         (7,766,009)              (512)              (34,846)
 Net annuity transactions              (2,915)                 --                 --                    --
                               --------------       -------------            -------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (11,612,535)         (7,861,648)              (127)              (35,671)
                               --------------       -------------            -------            ----------
 Net increase (decrease) in
  net assets                         (925,232)          2,054,754                443               (12,831)
NET ASSETS:
 Beginning of year                 81,448,157          60,231,753              7,288               337,796
                               --------------       -------------            -------            ----------
 End of year                      $80,522,925         $62,286,507             $7,731              $324,965
                               ==============       =============            =======            ==========


                                    HARTFORD              HARTFORD
                                     GLOBAL                GLOBAL                HARTFORD               HARTFORD
                                 COMMUNICATIONS      FINANCIAL SERVICES       GLOBAL HEALTH          GLOBAL LEADERS
                                    HLS FUND              HLS FUND               HLS FUND               HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $19                    $31               $(11,660)               $(20,035)
 Net realized gain (loss) on
  security transactions                   --                     62                  1,893                  (2,327)
 Net realized gain on
  distributions                          817                  3,044                135,501                 131,315
 Net unrealized appreciation
  (depreciation) of
  investments during the year            153                 10,121                (41,081)                163,498
                                     -------              ---------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             989                 13,258                 84,653                 272,451
                                     -------              ---------             ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                --                     --                     --                  28,687
 Net transfers                           436                    (17)                11,917                 (24,354)
 Surrenders for benefit
  payments and fees                       (6)                   (11)               (20,464)               (139,770)
 Net annuity transactions                 --                     --                     --                      --
                                     -------              ---------             ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      430                    (28)                (8,547)               (135,437)
                                     -------              ---------             ----------            ------------
 Net increase (decrease) in
  net assets                           1,419                 13,230                 76,106                 137,014
NET ASSETS:
 Beginning of year                     4,560                 70,407                897,975               2,312,478
                                     -------              ---------             ----------            ------------
 End of year                          $5,979                $83,637               $974,081              $2,449,492
                                     =======              =========             ==========            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD              HARTFORD
                                       GLOBAL             DISCIPLINED
                                     TECHNOLOGY              EQUITY
                                      HLS FUND              HLS FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(6,365)              $(5,163)
 Net realized gain (loss) on
  security transactions                  (6,647)                 (317)
 Net realized gain on
  distributions                              --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            55,520                95,896
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             42,508                90,416
                                     ----------            ----------
UNIT TRANSACTIONS:
 Purchases                                   --                   671
 Net transfers                           (7,056)                2,370
 Surrenders for benefit
  payments and fees                     (12,987)              (66,302)
 Net annuity transactions                    --                    --
                                     ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (20,043)              (63,261)
                                     ----------            ----------
 Net increase (decrease) in
  net assets                             22,465                27,155
NET ASSETS:
 Beginning of year                      506,674               896,201
                                     ----------            ----------
 End of year                           $529,139              $923,356
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          HARTFORD
                                    HARTFORD               GROWTH               HARTFORD               HARTFORD
                                     GROWTH            OPPORTUNITIES           HIGH YIELD               INDEX
                                    HLS FUND              HLS FUND              HLS FUND               HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(816)                $(913)              $59,590                  $2,500
 Net realized gain (loss) on
  security transactions                     7                   788                   662                  (7,333)
 Net realized gain on
  distributions                         5,524                16,071                    --                 161,047
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (390)               (2,939)              (21,225)                 34,394
                                    ---------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            4,325                13,007                39,027                 190,608
                                    ---------            ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                              5,771                21,803                 2,295                  10,095
 Net transfers                         53,803                78,792                61,548                 (29,209)
 Surrenders for benefit
  payments and fees                      (117)              (26,823)              (21,374)                (82,694)
 Net annuity transactions                  --                    --                    --                      --
                                    ---------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    59,457                73,772                42,469                (101,808)
                                    ---------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets                           63,782                86,779                81,496                  88,800
NET ASSETS:
 Beginning of year                     26,471                86,090               409,279               1,464,547
                                    ---------            ----------            ----------            ------------
 End of year                          $90,253              $172,869              $490,775              $1,553,347
                                    =========            ==========            ==========            ============

                                     HARTFORD
                                  INTERNATIONAL            HARTFORD          HARTFORD
                                     CAPITAL            INTERNATIONAL      INTERNATIONAL              HARTFORD
                                   APPRECIATION         SMALL COMPANY      OPPORTUNITIES               MIDCAP
                                     HLS FUND              HLS FUND          HLS FUND                 HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT        SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,759)                 $681            $(72,083)               $(22,837)
 Net realized gain (loss) on
  security transactions                    839                  (177)            462,113                  18,698
 Net realized gain on
  distributions                         40,829                21,939             788,766                 825,928
 Net unrealized appreciation
  (depreciation) of
  investments during the year           48,823                13,122             906,529                (313,563)
                                    ----------            ----------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            86,732                35,565           2,085,325                 508,226
                                    ----------            ----------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                              52,236                    --              51,644                  21,513
 Net transfers                         164,869                93,495             368,475                (134,880)
 Surrenders for benefit
  payments and fees                     (8,647)               (7,019)         (2,033,185)               (350,157)
 Net annuity transactions                   --                    --                (517)                     --
                                    ----------            ----------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    208,458                86,476          (1,613,583)               (463,524)
                                    ----------            ----------       -------------            ------------
 Net increase (decrease) in
  net assets                           295,190               122,041             471,742                  44,702
NET ASSETS:
 Beginning of year                     266,858                86,486          10,082,084               5,361,715
                                    ----------            ----------       -------------            ------------
 End of year                          $562,048              $208,527         $10,553,826              $5,406,417
                                    ==========            ==========       =============            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      HARTFORD           HARTFORD
                                    MIDCAP VALUE       MONEY MARKET
                                      HLS FUND           HLS FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(4,451)          $4,535,684
 Net realized gain (loss) on
  security transactions                   6,537                   --
 Net realized gain on
  distributions                          63,071                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             8,412                   --
                                     ----------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             73,569            4,535,684
                                     ----------       --------------
UNIT TRANSACTIONS:
 Purchases                                   --           32,959,562
 Net transfers                            1,111           52,233,578
 Surrenders for benefit
  payments and fees                     (27,087)         (43,268,601)
 Net annuity transactions                    --              (20,792)
                                     ----------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (25,976)          41,903,747
                                     ----------       --------------
 Net increase (decrease) in
  net assets                             47,593           46,439,431
NET ASSETS:
 Beginning of year                      481,829          116,826,887
                                     ----------       --------------
 End of year                           $529,422         $163,266,318
                                     ==========       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD                                       HARTFORD
                                     MORTGAGE               HARTFORD                SMALLCAP          HARTFORD
                                    SECURITIES            SMALL COMPANY              GROWTH             STOCK
                                     HLS FUND               HLS FUND                HLS FUND          HLS FUND
                                   SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $35,552                $(158,664)              $(1,969)          $(207,543)
 Net realized gain (loss) on
  security transactions                   (171)                 676,893                  (895)            460,713
 Net realized gain on
  distributions                             --                1,451,121                11,492           1,727,295
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (23,151)                (827,320)               (2,382)          1,547,962
                                    ----------            -------------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            12,230                1,142,030                 6,246           3,528,427
                                    ----------            -------------            ----------       -------------
UNIT TRANSACTIONS:
 Purchases                                  --                   50,809                11,256             224,667
 Net transfers                          10,965                 (576,933)               21,486            (604,352)
 Surrenders for benefit
  payments and fees                    (24,314)              (1,184,456)               (5,748)         (3,115,410)
 Net annuity transactions                   --                       --                    --                  --
                                    ----------            -------------            ----------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (13,349)              (1,710,580)               26,994          (3,495,095)
                                    ----------            -------------            ----------       -------------
 Net increase (decrease) in
  net assets                            (1,119)                (568,550)               33,240              33,332
NET ASSETS:
 Beginning of year                     420,096               10,020,124               143,111          30,910,488
                                    ----------            -------------            ----------       -------------
 End of year                          $418,977               $9,451,574              $176,351         $30,943,820
                                    ==========            =============            ==========       =============

                                     HARTFORD                                    HARTFORD
                                 U.S. GOVERNMENT           HARTFORD               VALUE               HARTFORD
                                    SECURITIES              VALUE             OPPORTUNITIES         EQUITY INCOME
                                     HLS FUND              HLS FUND              HLS FUND             HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $12,687               $(1,377)                 $(58)                $297
 Net realized gain (loss) on
  security transactions                   (135)                   70                    95                  395
 Net realized gain on
  distributions                             --                 6,579                32,894                   50
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,897                36,623                10,417                4,509
                                    ----------            ----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            15,449                41,895                43,348                5,251
                                    ----------            ----------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                               2,964                    --                 2,295               11,954
 Net transfers                          34,407                 4,856               119,791               29,817
 Surrenders for benefit
  payments and fees                    (21,080)                 (810)               (3,036)             (12,964)
 Net annuity transactions                   --                    --                    --                   --
                                    ----------            ----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     16,291                 4,046               119,050               28,807
                                    ----------            ----------            ----------            ---------
 Net increase (decrease) in
  net assets                            31,740                45,941               162,398               34,058
NET ASSETS:
 Beginning of year                     652,610               210,053               172,482               20,848
                                    ----------            ----------            ----------            ---------
 End of year                          $684,350              $255,994              $334,880              $54,906
                                    ==========            ==========            ==========            =========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    HUNTINGTON VA           HUNTINGTON VA
                                        INCOME                 DIVIDEND
                                     EQUITY FUND             CAPTURE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $1,732                 $63,331
 Net realized gain (loss) on
  security transactions                    17,134                   6,342
 Net realized gain on
  distributions                            45,842                  96,006
 Net unrealized appreciation
  (depreciation) of
  investments during the year              94,728                 471,318
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              159,436                 636,997
                                     ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                301,967               1,690,753
 Net transfers                            145,128                 533,847
 Surrenders for benefit
  payments and fees                      (185,132)               (293,444)
 Net annuity transactions                      --                      --
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       261,963               1,931,156
                                     ------------            ------------
 Net increase (decrease) in
  net assets                              421,399               2,568,153
NET ASSETS:
 Beginning of year                      1,377,629               3,255,398
                                     ------------            ------------
 End of year                           $1,799,028              $5,823,551
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                          HUNTINGTON VA           HUNTINGTON VA           HUNTINGTON VA
                                   HUNTINGTON VA             MID CORP              NEW ECONOMY               ROTATING
                                    GROWTH FUND            AMERICA FUND                FUND                MARKETS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(11,765)               $(42,129)               $(36,941)               $(14,419)
 Net realized gain (loss) on
  security transactions                   6,993                  15,410                   2,536                  18,059
 Net realized gain on
  distributions                           9,150                  33,799                  28,216                  38,861
 Net unrealized appreciation
  (depreciation) of
  investments during the year            43,906                 157,470                 193,307                 150,957
                                    -----------            ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             48,284                 164,550                 187,118                 193,458
                                    -----------            ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              163,943               1,399,113               1,020,202                 218,977
 Net transfers                           90,591                 358,917                 276,540                  55,438
 Surrenders for benefit
  payments and fees                    (144,005)               (218,883)               (141,790)               (126,236)
 Net annuity transactions                    --                      --                      --                      --
                                    -----------            ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     110,529               1,539,147               1,154,952                 148,179
                                    -----------            ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            158,813               1,703,697               1,342,070                 341,637
NET ASSETS:
 Beginning of year                      797,756               2,089,189               1,573,596               1,045,427
                                    -----------            ------------            ------------            ------------
 End of year                           $956,569              $3,792,886              $2,915,666              $1,387,064
                                    ===========            ============            ============            ============

                                   HUNTINGTON VA          HUNTINGTON VA         HUNTINGTON VA          HUNTINGTON VA
                                   INTERNATIONAL            MACRO 100              MORTGAGE             SITUS SMALL
                                    EQUITY FUND                FUND            SECURITIES FUND            CAP FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $1,547               $(9,815)              $(2,733)               $(37,815)
 Net realized gain (loss) on
  security transactions                      209                   742                    31                   1,181
 Net realized gain on
  distributions                            5,092                 4,944                    --                  31,681
 Net unrealized appreciation
  (depreciation) of
  investments during the year             92,300                32,813                15,631                  78,912
                                    ------------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              99,148                28,684                12,929                  73,959
                                    ------------            ----------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               804,942               453,776               416,906               1,569,854
 Net transfers                           200,184               149,331               198,443                 464,914
 Surrenders for benefit
  payments and fees                      (12,483)              (18,923)               (2,967)                (59,878)
 Net annuity transactions                     --                    --                    --                      --
                                    ------------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      992,643               584,184               612,382               1,974,890
                                    ------------            ----------            ----------            ------------
 Net increase (decrease) in
  net assets                           1,091,791               612,868               625,311               2,048,849
NET ASSETS:
 Beginning of year                        49,198               290,672                28,870               1,059,071
                                    ------------            ----------            ----------            ------------
 End of year                          $1,140,989              $903,540              $654,181              $3,107,920
                                    ============            ==========            ==========            ============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                      MFS CAPITAL             MFS EMERGING
                                 OPPORTUNITIES SERIES         GROWTH SERIES
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(157,298)               $(283,917)
 Net realized gain (loss) on
  security transactions                   (731,414)                (750,437)
 Net realized gain on
  distributions                                 --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,505,709                2,114,840
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,616,997                1,080,486
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 140,781                1,524,500
 Net transfers                          (1,027,293)                (870,432)
 Surrenders for benefit
  payments and fees                     (1,449,328)              (1,800,833)
 Net annuity transactions                   (4,180)                  (3,929)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (2,340,020)              (1,150,694)
                                     -------------            -------------
 Net increase (decrease) in
  net assets                              (723,023)                 (70,208)
NET ASSETS:
 Beginning of year                      15,068,485               18,057,202
                                     -------------            -------------
 End of year                           $14,345,462              $17,986,994
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                MFS GLOBAL                MFS HIGH               MFS INVESTORS       MFS INVESTORS
                               EQUITY SERIES            INCOME SERIES         GROWTH STOCK SERIES     TRUST SERIES
                                SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(108,529)              $4,775,533                $(427,697)         $(1,487,300)
 Net realized gain (loss) on
  security transactions               98,774                  245,715                 (140,864)             237,929
 Net realized gain on
  distributions                      664,741                       --                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      1,213,349                1,549,138                2,072,877           15,124,337
                               -------------            -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       1,868,335                6,570,386                1,504,316           13,874,966
                               -------------            -------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                           711,750                7,200,380                1,033,244           26,786,023
 Net transfers                       790,169               (3,924,871)              (3,126,847)           9,292,819
 Surrenders for benefit
  payments and fees                 (780,385)              (7,836,587)              (2,354,017)          (7,915,718)
 Net annuity transactions                 --                   32,324                  (27,392)               9,166
                               -------------            -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  721,534               (4,528,754)              (4,475,012)          28,172,290
                               -------------            -------------            -------------       --------------
 Net increase (decrease) in
  net assets                       2,589,869                2,041,632               (2,970,696)          42,047,256
NET ASSETS:
 Beginning of year                 8,143,782               79,981,846               29,076,450          105,749,840
                               -------------            -------------            -------------       --------------
 End of year                     $10,733,651              $82,023,478              $26,105,754         $147,797,096
                               =============            =============            =============       ==============

                                     MFS MID CAP                MFS NEW            MFS TOTAL               MFS
                                    GROWTH SERIES          DISCOVERY SERIES      RETURN SERIES        VALUE SERIES
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(711,190)             $(1,311,505)          $2,383,222           $(273,754)
 Net realized gain (loss) on
  security transactions                   484,382                1,039,273              699,273              50,706
 Net realized gain on
  distributions                         1,447,433                1,238,573           12,092,329             765,223
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (853,065)               8,897,729           24,783,649           5,318,474
                                    -------------            -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              367,560                9,864,070           39,958,473           5,860,649
                                    -------------            -------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                              2,333,202               23,227,014           89,149,365          14,857,137
 Net transfers                         (2,188,857)                (297,135)          16,029,823           9,484,662
 Surrenders for benefit
  payments and fees                    (3,782,109)              (5,993,001)         (29,480,981)         (2,498,458)
 Net annuity transactions                      --                   (7,320)             145,426                  --
                                    -------------            -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (3,637,764)              16,929,558           75,843,633          21,843,341
                                    -------------            -------------       --------------       -------------
 Net increase (decrease) in
  net assets                           (3,270,204)              26,793,628          115,802,106          27,703,990
NET ASSETS:
 Beginning of year                     44,827,036               69,821,663          354,282,839          23,049,531
                                    -------------            -------------       --------------       -------------
 End of year                          $41,556,832              $96,615,291         $470,084,945         $50,753,521
                                    =============            =============       ==============       =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                             MFS
                                     MFS                   RESEARCH
                                  RESEARCH              INTERNATIONAL
                                 BOND SERIES                SERIES
                                 SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $52,868                $(30,169)
 Net realized gain (loss) on
  security transactions                 3,751                (501,437)
 Net realized gain on
  distributions                        17,786                 154,165
 Net unrealized appreciation
  (depreciation) of
  investments during the year         166,628                 577,639
                                -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                          241,033                 200,198
                                -------------            ------------
UNIT TRANSACTIONS:
 Purchases                          4,847,891               2,448,582
 Net transfers                      3,820,184               4,161,848
 Surrenders for benefit
  payments and fees                  (363,397)               (311,713)
 Net annuity transactions                  --                      --
                                -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 8,304,678               6,298,717
                                -------------            ------------
 Net increase (decrease) in
  net assets                        8,545,711               6,498,915
NET ASSETS:
 Beginning of year                  2,583,654                 857,274
                                -------------            ------------
 End of year                      $11,129,365              $7,356,189
                                =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            BLACKROCK              BLACKROCK
                                        MFS                   GLOBAL               LARGE CAP
                                      RESEARCH             GROWTH V.I.            GROWTH V. I.          U.S. MID CAP
                                       SERIES                  FUND                   FUND                  VALUE
                                    SUB-ACCOUNT          SUB-ACCOUNT (F)        SUB-ACCOUNT (G)        SUB-ACCOUNT (H)
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(13,877)              $(2,042)               $(17,766)               $(47)
 Net realized gain (loss) on
  security transactions                    7,602                 7,794                 151,776                   8
 Net realized gain on
  distributions                               --                    --                      --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            110,717                36,432                 (88,135)                817
                                    ------------            ----------            ------------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                             104,442                42,184                  45,875                 778
                                    ------------            ----------            ------------             -------
UNIT TRANSACTIONS:
 Purchases                               347,612                    --                  29,153               8,214
 Net transfers                           307,001                11,286                 (30,540)                567
 Surrenders for benefit
  payments and fees                      (69,041)              (20,891)               (520,325)                 --
 Net annuity transactions                     --                    --                      --                  --
                                    ------------            ----------            ------------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      585,572                (9,605)               (521,712)              8,781
                                    ------------            ----------            ------------             -------
 Net increase (decrease) in
  net assets                             690,014                32,579                (475,837)              9,559
NET ASSETS:
 Beginning of year                       805,755               212,231               1,423,571                  --
                                    ------------            ----------            ------------             -------
 End of year                          $1,495,769              $244,810                $947,734              $9,559
                                    ============            ==========            ============             =======


                                                                                                     COLUMBIA
                                     CAPITAL            DEVELOPING                               ASSET ALLOCATION
                                  OPPORTUNITIES           GROWTH           FLEXIBLE INCOME            FUND VS
                                 SUB-ACCOUNT (H)      SUB-ACCOUNT (H)      SUB-ACCOUNT (H)      SUB-ACCOUNT (E)(I)
-----------------------------  --------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(33)               $(19)                  $86                 $247,751
 Net realized gain (loss) on
  security transactions                     2                   1                    --                1,167,973
 Net realized gain on
  distributions                            --                  --                    --                1,101,336
 Net unrealized appreciation
  (depreciation) of
  investments during the year             655                 537                    80               (1,948,012)
                                    ---------             -------             ---------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              624                 519                   166                  569,048
                                    ---------             -------             ---------            -------------
UNIT TRANSACTIONS:
 Purchases                              9,087               6,000                 7,400                   82,867
 Net transfers                          6,498                  --                 7,567               (1,335,410)
 Surrenders for benefit
  payments and fees                        (5)                 (3)                   (5)              (1,486,296)
 Net annuity transactions                  --                  --                    --                       --
                                    ---------             -------             ---------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    15,580               5,997                14,962               (2,738,839)
                                    ---------             -------             ---------            -------------
 Net increase (decrease) in
  net assets                           16,204               6,516                15,128               (2,169,791)
NET ASSETS:
 Beginning of year                         --                  --                    --               10,686,368
                                    ---------             -------             ---------            -------------
 End of year                          $16,204              $6,516               $15,128               $8,516,577
                                    =========             =======             =========            =============

(e)  From inception, May 1, 2006 to December 31, 2006.

(f)  Formerly Mercury Global Growth V.I. Fund. Change effective October 2, 2006.

(g)  Formerly Mercury Large Cap Growth V.I. Fund. Change effective October 2,
     2006.

(h) From inception, August 14, 2006 to December 31, 2006.

(i) Effective May 1, 2006, Nations Asset Allocation Portfolio merged with Columbia Asset Allocation Fund VS.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------


                                       COLUMBIA                 COLUMBIA
                                     SMALL COMPANY              LARGE CAP
                                    GROWTH FUND VS            VALUE FUND VS
                                  SUB-ACCOUNT (E)(J)       SUB-ACCOUNT (E)(K)
--------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(462,543)                $439,767
 Net realized gain (loss) on
  security transactions                  5,023,493                9,074,881
 Net realized gain on
  distributions                          4,653,683                3,603,938
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (6,837,079)              (7,330,178)
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,377,554                5,788,408
                                     -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 261,719                  403,029
 Net transfers                            (987,761)              (1,174,954)
 Surrenders for benefit
  payments and fees                     (3,490,949)              (5,842,416)
 Net annuity transactions                   (1,367)                  31,487
                                     -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (4,218,358)              (6,582,854)
                                     -------------            -------------
 Net increase (decrease) in
  net assets                            (1,840,804)                (794,446)
NET ASSETS:
 Beginning of year                      23,584,440               40,041,708
                                     -------------            -------------
 End of year                           $21,743,636              $39,247,262
                                     =============            =============

(e)  From inception, May 1, 2006 to December 31, 2006.

(j) Effective May 1, 2006, Nations Small Company Portfolio merged with Columbia Small Company Growth Fund VS

(k) Effective May 1, 2006, Nations Value Portfolio merged with Columbia Large Cap Value Fund VS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      COLUMBIA
                                       MARSICO                                          COLUMBIA
                                    INTERNATIONAL              COLUMBIA                  MARSICO                 COLUMBIA
                                    OPPORTUNITIES             HIGH YIELD            FOCUSED EQUITIES          MARSICO GROWTH
                                       FUND VS                  FUND VS                  FUND VS                  FUND VS
                                   SUB-ACCOUNT (L)          SUB-ACCOUNT (M)          SUB-ACCOUNT (N)          SUB-ACCOUNT (O)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(627,392)                $182,346                $(580,454)               $(528,571)
 Net realized gain (loss) on
  security transactions                 1,813,201                  219,553                1,302,418                  785,054
 Net realized gain on
  distributions                         1,162,939                  247,279                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           5,130,597                1,923,234                1,058,816                  837,508
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            7,479,345                2,572,412                1,780,780                1,093,991
                                    -------------            -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                522,272                  186,054                  357,686                  222,842
 Net transfers                         (1,964,943)                (271,871)                 (66,040)                (107,667)
 Surrenders for benefit
  payments and fees                    (5,004,191)              (4,459,131)              (5,574,630)              (4,121,339)
 Net annuity transactions                  (2,032)                      --                   (3,126)                      --
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (6,448,894)              (4,544,948)              (5,286,110)              (4,006,164)
                                    -------------            -------------            -------------            -------------
 Net increase (decrease) in
  net assets                            1,030,451               (1,972,536)              (3,505,330)              (2,912,173)
NET ASSETS:
 Beginning of year                     39,277,636               30,808,949               33,886,896               30,077,529
                                    -------------            -------------            -------------            -------------
 End of year                          $40,308,087              $28,836,413              $30,381,566              $27,165,356
                                    =============            =============            =============            =============


                                      COLUMBIA                COLUMBIA                 JPMORGAN                JPMORGAN
                                      MARSICO                  MARSICO             INSURANCE TRUST          INSURANCE TRUST
                                    21ST CENTURY            MIDCAP GROWTH              BALANCED                CORE BOND
                                      FUND VS                  FUND VS              PORTFOLIO - 1            PORTFOLIO - 1
                                  SUB-ACCOUNT (P)          SUB-ACCOUNT (Q)         SUB-ACCOUNT (R)          SUB-ACCOUNT (S)
-----------------------------  ------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(128,448)               $(655,664)                $17,369                 $526,810
 Net realized gain (loss) on
  security transactions                  194,663                1,084,642                     731                    1,959
 Net realized gain on
  distributions                          253,285                1,629,903                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            949,586                3,074,652                 118,714                  411,753
                                    ------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,269,086                5,133,533                 136,814                  940,522
                                    ------------            -------------            ------------            -------------
UNIT TRANSACTIONS:
 Purchases                               143,019                  348,582                  88,264                9,669,357
 Net transfers                           450,029               (1,720,202)                 51,970                6,149,770
 Surrenders for benefit
  payments and fees                     (851,618)              (4,838,096)               (182,345)              (2,044,211)
 Net annuity transactions                     --                       --                      --                       --
                                    ------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (258,570)              (6,209,716)                (42,111)              13,774,916
                                    ------------            -------------            ------------            -------------
 Net increase (decrease) in
  net assets                           1,010,516               (1,076,183)                 94,703               14,715,438
NET ASSETS:
 Beginning of year                     7,355,365               35,245,560               1,552,130               24,875,629
                                    ------------            -------------            ------------            -------------
 End of year                          $8,365,881              $34,169,377              $1,646,833              $39,591,067
                                    ============            =============            ============            =============

(l) Formerly Nations Marsico International Opportunities Portfolio. Change effective May 1, 2006.

(m) Formerly Nations High Yield Bond Portfolio. Change effective May 1, 2006.

(n) Formerly Nations Marsico Focused Equities Portfolio. Change effective May 1, 2006.

(o) Formerly Nations Marsico Growth Portfolio. Change effective May 1, 2006.

(p) Formerly Nations Marsico 21st Century Portfolio. Change effective May 1,
    2006.

(q) Formerly Nations Marsico Midcap Growth Portfolio. Change effective May 1, 2006.

(r) Formerly JPMorgan Investment Trust Balanced Portfolio. Change effective May 1, 2006.

(s) Formerly JPMorgan Investment Trust Bond Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                       JPMORGAN                JPMORGAN
                                   INSURANCE TRUST         INSURANCE TRUST
                                  DIVERSIFIED EQUITY       INTREPID MID CAP
                                    PORTFOLIO - 1           PORTFOLIO - 1
                                   SUB-ACCOUNT (T)         SUB-ACCOUNT (U)
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(69,556)               $(43,800)
 Net realized gain (loss) on
  security transactions                       421                   1,632
 Net realized gain on
  distributions                                --                 289,203
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,169,346                 103,200
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,100,211                 350,235
                                     ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              2,385,698               3,212,678
 Net transfers                            986,529               1,649,879
 Surrenders for benefit
  payments and fees                      (428,093)                (88,071)
 Net annuity transactions                      --                      --
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     2,944,134               4,774,486
                                     ------------            ------------
 Net increase (decrease) in
  net assets                            4,044,345               5,124,721
NET ASSETS:
 Beginning of year                      5,827,945                 760,747
                                     ------------            ------------
 End of year                           $9,872,290              $5,885,468
                                     ============            ============

(t) Formerly JPMorgan Investment Trust Diversified Equity Portfolio. Change effective May 1, 2006.

(u) Formerly JPMorgan Investment Trust Diversified Mid Cap Portfolio. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                              JPMORGAN
                                      JPMORGAN                 JPMORGAN                JPMORGAN            INSURANCE TRUST
                                   INSURANCE TRUST          INSURANCE TRUST        INSURANCE TRUST           DIVERSIFIED
                                    EQUITY INDEX            GOVERNMENT BOND        INTREPID GROWTH         MID CAP GROWTH
                                    PORTFOLIO - 1            PORTFOLIO - 1          PORTFOLIO - 1           PORTFOLIO - 1
                                   SUB-ACCOUNT (V)          SUB-ACCOUNT (W)        SUB-ACCOUNT (X)         SUB-ACCOUNT (Y)
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(112,002)                $383,597               $(3,169)               $(167,326)
 Net realized gain (loss) on
  security transactions                     4,877                    1,907                 1,081                   16,204
 Net realized gain on
  distributions                                --                       --                    --                  256,305
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,743,712                  (79,786)               11,057                  783,195
                                    -------------            -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,636,587                  305,718                 8,969                  888,378
                                    -------------            -------------            ----------            -------------
UNIT TRANSACTIONS:
 Purchases                              8,134,324                3,904,161                65,792                3,587,111
 Net transfers                          3,268,069                2,129,213                59,919                  784,028
 Surrenders for benefit
  payments and fees                    (1,498,348)                (801,645)              (21,131)                (496,207)
 Net annuity transactions                      --                       --                    --                       --
                                    -------------            -------------            ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     9,904,045                5,231,729               104,580                3,874,932
                                    -------------            -------------            ----------            -------------
 Net increase (decrease) in
  net assets                           13,540,632                5,537,447               113,549                4,763,310
NET ASSETS:
 Beginning of year                     20,707,928               10,230,625               138,438                7,447,832
                                    -------------            -------------            ----------            -------------
 End of year                          $34,248,560              $15,768,072              $251,987              $12,211,142
                                    =============            =============            ==========            =============

                                      JPMORGAN
                                   INSURANCE TRUST
                                     DIVERSIFIED
                                    MID CAP VALUE          JENNISON 20/20           JENNISON             PRUDENTIAL
                                    PORTFOLIO - 1         FOCUS PORTFOLIO          PORTFOLIO          VALUE PORTFOLIO
                                   SUB-ACCOUNT (Z)          SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(91,271)              $(4,613)             $(10,975)              $(2,076)
 Net realized gain (loss) on
  security transactions                    16,165                13,451                (7,029)               22,789
 Net realized gain on
  distributions                           949,142                20,143                    --                 9,330
 Net unrealized appreciation
  (depreciation) of
  investments during the year             503,445                 6,895                15,493                 9,726
                                    -------------            ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,377,481                35,876                (2,511)               39,769
                                    -------------            ----------            ----------            ----------
UNIT TRANSACTIONS:
 Purchases                              1,742,445                   960                   319                   590
 Net transfers                            454,660                 2,804               (14,064)              (41,358)
 Surrenders for benefit
  payments and fees                      (635,208)              (32,287)              (22,998)              (28,068)
 Net annuity transactions                      --                    --                    --                    --
                                    -------------            ----------            ----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,561,897               (28,523)              (36,743)              (68,836)
                                    -------------            ----------            ----------            ----------
 Net increase (decrease) in
  net assets                            2,939,378                 7,353               (39,254)              (29,067)
NET ASSETS:
 Beginning of year                      8,098,872               304,064               759,815               273,312
                                    -------------            ----------            ----------            ----------
 End of year                          $11,038,250              $311,417              $720,561              $244,245
                                    =============            ==========            ==========            ==========

(v) Formerly JPMorgan Investment Trust Equity Index Portfolio. Change effective May 1, 2006.

(w) Formerly JPMorgan Investment Trust Government Bond Portfolio. Change effective May 1, 2006.

(x) Formerly JPMorgan Investment Trust Large Cap Growth Portfolio. Change effective November 1, 2006.

(y) Formerly JPMorgan Investment Trust Mid Cap Growth Portfolio. Change effective May 1, 2006.

(z) Formerly JPMorgan Investment Trust Mid Cap Value Portfolio. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                  SP WILLIAM BLAIR           LEGG MASON
                                    INTERNATIONAL        PARTNERS VARIABLE
                                  GROWTH PORTFOLIO       ALL CAP PORTFOLIO
                                     SUB-ACCOUNT          SUB-ACCOUNT (AA)
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(21)                    $487
 Net realized gain (loss) on
  security transactions                       8                   71,949
 Net realized gain on
  distributions                           1,706                  103,609
 Net unrealized appreciation
  (depreciation) of
  investments during the year             1,843                  273,968
                                      ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              3,536                  450,013
                                      ---------             ------------
UNIT TRANSACTIONS:
 Purchases                                   --                    2,960
 Net transfers                            8,183                   10,445
 Surrenders for benefit
  payments and fees                         (31)                (390,535)
 Net annuity transactions                    --                       --
                                      ---------             ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       8,152                 (377,130)
                                      ---------             ------------
 Net increase (decrease) in
  net assets                             11,688                   72,883
NET ASSETS:
 Beginning of year                       13,256                2,902,626
                                      ---------             ------------
 End of year                            $24,944               $2,975,509
                                      =========             ============

(aa) Formerly Salomon Brothers Variable All Cap Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    LEGG MASON                                    LEGG MASON
                                PARTNERS VARIABLE          LEGG MASON         PARTNERS VARIABLE
                                GLOBAL HIGH YIELD      PARTNERS VARIABLE         TOTAL RETURN          GROWTH AND
                                  BOND PORTFOLIO      INVESTORS PORTFOLIO         PORTFOLIO              INCOME
                                 SUB-ACCOUNT (BB)       SUB-ACCOUNT (CC)       SUB-ACCOUNT (DD)      SUB-ACCOUNT (H)
----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $10,685                 $3,570                 $2,835                 $(94)
 Net realized gain (loss) on
  security transactions                  3,124                  5,667                  1,155                    1
 Net realized gain on
  distributions                          1,435                 21,260                  6,401                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           10,254                108,508                 26,007                1,872
                                    ----------             ----------             ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            25,498                139,005                 36,398                1,779
                                    ----------             ----------             ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                  --                  4,820                    660               39,191
 Net transfers                           6,355                 38,215                 12,456               12,230
 Surrenders for benefit
  payments and fees                    (77,706)               (73,726)               (15,599)                 (15)
 Net annuity transactions                   --                     --                     --                   --
                                    ----------             ----------             ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (71,351)               (30,691)                (2,483)              51,406
                                    ----------             ----------             ----------            ---------
 Net increase (decrease) in
  net assets                           (45,853)               108,314                 33,915               53,185
NET ASSETS:
 Beginning of year                     297,493                856,452                326,537                   --
                                    ----------             ----------             ----------            ---------
 End of year                          $251,640               $964,766               $360,452              $53,185
                                    ==========             ==========             ==========            =========

                                                          WELLS FARGO           WELLS FARGO           WELLS FARGO
                                                         ADVANTAGE VT          ADVANTAGE VT          ADVANTAGE VT
                                                       ASSET ALLOCATION        TOTAL RETURN          EQUITY INCOME
                                     COMSTOCK                FUND                BOND FUND               FUND
                                 SUB-ACCOUNT (H)       SUB-ACCOUNT (EE)      SUB-ACCOUNT (FF)      SUB-ACCOUNT (GG)
-----------------------------  ---------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(581)                  $58                 $243                    $(7)
 Net realized gain (loss) on
  security transactions                     11                     3                   --                    474
 Net realized gain on
  distributions                             --                   138                   --                     69
 Net unrealized appreciation
  (depreciation) of
  investments during the year            7,615                   997                  (47)                 4,277
                                    ----------             ---------              -------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             7,045                 1,196                  196                  4,813
                                    ----------             ---------              -------              ---------
UNIT TRANSACTIONS:
 Purchases                             150,649                    --                   --                     --
 Net transfers                              87                    --                   --                    279
 Surrenders for benefit
  payments and fees                        (67)                   (1)                   1                 (6,506)
 Net annuity transactions                   --                    --                   --                     --
                                    ----------             ---------              -------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    150,669                    (1)                   1                 (6,227)
                                    ----------             ---------              -------              ---------
 Net increase (decrease) in
  net assets                           157,714                 1,195                  197                 (1,414)
NET ASSETS:
 Beginning of year                          --                11,855                7,986                 32,487
                                    ----------             ---------              -------              ---------
 End of year                          $157,714               $13,050               $8,183                $31,073
                                    ==========             =========              =======              =========

(h) From inception, August 14, 2006 to December 31, 2006.

(bb) Formerly Salomon Brothers Variable High Yield Bond Fund. Change effective May 1, 2006.

(cc) Formerly Salomon Brothers Variable Investors Fund. Change effective May 1, 2006.

(dd) Formerly Salomon Brothers Variable Total Return Fund. Change effective May 1, 2006.

(ee) Formerly Wells Fargo Advantage Asset Allocation Fund. Change effective May 1, 2006.

(ff) Formerly Wells Fargo Advantage Total Return Bond Fund. Change effective May 1, 2006.

(gg) Formerly Wells Fargo Advantage Equity Income Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                     WELLS FARGO           WELLS FARGO
                                    ADVANTAGE VT          ADVANTAGE VT
                                    INTERNATIONAL         LARGE COMPANY
                                      CORE FUND            GROWTH FUND
                                  SUB-ACCOUNT (HH)      SUB-ACCOUNT (II)
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $(16)               $(139)
 Net realized gain (loss) on
  security transactions                      34                    2
 Net realized gain on
  distributions                             372                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             1,252                  211
                                      ---------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                              1,642                   74
                                      ---------              -------
UNIT TRANSACTIONS:
 Purchases                                   --                   --
 Net transfers                              (91)                 953
 Surrenders for benefit
  payments and fees                          (4)                  (5)
 Net annuity transactions                    --                   --
                                      ---------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                         (95)                 948
                                      ---------              -------
 Net increase (decrease) in
  net assets                              1,547                1,022
NET ASSETS:
 Beginning of year                        8,793                7,132
                                      ---------              -------
 End of year                            $10,340               $8,154
                                      =========              =======

(hh) Formerly Wells Fargo Advantage International Core Fund. Change effective May 1, 2006.

(ii) Formerly Wells Fargo Advantage Large Company Core Fund. Change effective May 1, 2006.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO          STI CLASSIC VT          STI CLASSIC VT
                                  ADVANTAGE VT             CAPITAL                LARGE CAP
                                    SMALL CAP            APPRECIATION           RELATIVE VALUE
                                   GROWTH FUND               FUND                    FUND
                                SUB-ACCOUNT (JJ)         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(108)               $(106,106)               $(12,075)
 Net realized gain (loss) on
  security transactions                   68                   42,109                  87,579
 Net realized gain on
  distributions                          140                  399,262                 132,343
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,045                  226,296                  42,118
                                     -------             ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,145                  561,561                 249,965
                                     -------             ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                --                1,139,814                  67,540
 Net transfers                           168                  184,510                 (61,407)
 Surrenders for benefit
  payments and fees                       (6)                (879,208)               (341,485)
 Net annuity transactions                 --                       --                      --
                                     -------             ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      162                  445,116                (335,352)
                                     -------             ------------            ------------
 Net increase (decrease) in
  net assets                           1,307                1,006,677                 (85,387)
NET ASSETS:
 Beginning of year                     5,246                6,158,297               2,004,825
                                     -------             ------------            ------------
 End of year                          $6,553               $7,164,974              $1,919,438
                                     =======             ============            ============

                                                           STI CLASSIC VT
                                   STI CLASSIC VT            LARGE CAP
                                   MID-CAP EQUITY           VALUE EQUITY
                                        FUND                    FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(27,573)               $(14,756)
 Net realized gain (loss) on
  security transactions                   54,021                  60,263
 Net realized gain on
  distributions                          136,745                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (11,671)                623,979
                                    ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             151,522                 669,486
                                    ------------            ------------
UNIT TRANSACTIONS:
 Purchases                               142,677               1,033,124
 Net transfers                            16,732                 133,542
 Surrenders for benefit
  payments and fees                     (212,112)               (425,500)
 Net annuity transactions                     --                      --
                                    ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (52,703)                741,166
                                    ------------            ------------
 Net increase (decrease) in
  net assets                              98,819               1,410,652
NET ASSETS:
 Beginning of year                     1,786,410               2,937,715
                                    ------------            ------------
 End of year                          $1,885,229              $4,348,367
                                    ============            ============

(jj) Formerly Wells Fargo Advantage Small Cap Growth Fund. Change effective May 1, 2006.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                  AIM V.I.            AIM V.I.
                                 AGGRESSIVE             BASIC
                                 GROWTH FUND         VALUE FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(315,939)        $(1,476,818)
 Net realized gain (loss) on
  security transactions               169,179           1,090,959
 Net realized gain on
  distributions                            --           1,043,911
 Net unrealized appreciation
  (depreciation) of
  investments during the year         840,302           2,872,044
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                          693,542           3,530,096
                                -------------       -------------
UNIT TRANSACTIONS:
 Purchases                          1,315,920           8,998,666
 Net transfers                       (104,760)         (6,802,498)
 Surrenders for benefit
  payments and fees                (1,036,467)         (6,594,294)
 Net annuity transactions                  --              40,316
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   174,693          (4,357,810)
                                -------------       -------------
 Net increase (decrease) in
  net assets                          868,235            (827,714)
NET ASSETS:
 Beginning of year                 17,768,356          94,443,630
                                -------------       -------------
 End of year                      $18,636,591         $93,615,916
                                =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                     AIM V.I.
                                 AIM V.I.             CAPITAL                AIM V.I.               AIM V.I.
                                   BLUE            APPRECIATION                CORE               DEMOGRAPHIC
                                 CHIP FUND             FUND                EQUITY FUND            TRENDS FUND
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT (A)        SUB-ACCOUNT (B)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(237,412)          $(284,153)               $1,611               $(151,319)
 Net realized gain (loss) on
  security transactions              235,354             198,707                    11                  83,443
 Net realized gain on
  distributions                           --                  --                    --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        331,336           1,324,586                 3,747                 423,378
                               -------------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         329,278           1,239,140                 5,369                 355,502
                               -------------       -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                         1,471,733           1,511,693                93,019                 255,996
 Net transfers                    (1,603,480)           (391,762)              108,515                (787,833)
 Surrenders for benefit
  payments and fees               (1,753,972)         (1,450,058)              (11,441)               (436,267)
 Net annuity transactions                 --                  --                    --                      --
                               -------------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (1,885,719)           (330,127)              190,093                (968,104)
                               -------------       -------------            ----------            ------------
 Net increase (decrease) in
  net assets                      (1,556,441)            909,013               195,462                (612,602)
NET ASSETS:
 Beginning of year                21,529,493          17,216,606                    --               9,313,145
                               -------------       -------------            ----------            ------------
 End of year                     $19,973,052         $18,125,619              $195,462              $8,700,543
                               =============       =============            ==========            ============


                                  AIM V.I.                  AIM V.I.           AIM V.I.             AIM V.I.
                                 GOVERNMENT                HIGH YIELD        INTERNATIONAL        MID CAP CORE
                               SECURITIES FUND                FUND            GROWTH FUND         EQUITY FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $3,160,047                 $125,119           $(118,239)         $(1,156,428)
 Net realized gain (loss) on
  security transactions               (12,687)                  43,938             176,916               73,959
 Net realized gain on
  distributions                            --                       --                  --            3,411,805
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (3,133,137)                (157,304)          2,715,870            3,424,511
                               --------------             ------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           14,223                   11,753           2,774,547            5,753,847
                               --------------             ------------       -------------       --------------
UNIT TRANSACTIONS:
 Purchases                         46,214,367                   66,392          16,320,495           12,901,656
 Net transfers                     19,076,291                   48,411          (2,305,337)           6,048,950
 Surrenders for benefit
  payments and fees               (10,148,409)                (279,125)         (1,349,000)          (5,697,339)
 Net annuity transactions              42,847                       --                  --               14,005
                               --------------             ------------       -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                55,185,096                 (164,322)         12,666,158           13,267,272
                               --------------             ------------       -------------       --------------
 Net increase (decrease) in
  net assets                       55,199,319                 (152,569)         15,440,705           19,021,119
NET ASSETS:
 Beginning of year                127,198,337                1,906,708           7,515,010           92,613,177
                               --------------             ------------       -------------       --------------
 End of year                     $182,397,656               $1,754,139         $22,955,715         $111,634,296
                               ==============             ============       =============       ==============

(a)  From inception, May 2, 2005 to December 31, 2005.

(b) Formerly AIM V.I. Dent Demographic Trends Fund Sub-Account. Change effective July 1, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                   AIM V.I.            AIM V.I.
                                   PREMIER             SMALL CAP
                                 EQUITY FUND          EQUITY FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(539,785)          $(171,338)
 Net realized gain (loss) on
  security transactions                 79,171              22,544
 Net realized gain on
  distributions                             --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        4,325,066             828,383
                                --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         3,864,452             679,589
                                --------------       -------------
UNIT TRANSACTIONS:
 Purchases                          25,041,394           2,795,891
 Net transfers                      15,030,182           2,291,908
 Surrenders for benefit
  payments and fees                 (3,819,241)           (501,337)
 Net annuity transactions               11,967                (651)
                                --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 36,264,302           4,585,811
                                --------------       -------------
 Net increase (decrease) in
  net assets                        40,128,754           5,265,400
NET ASSETS:
 Beginning of year                  60,507,591           6,585,417
                                --------------       -------------
 End of year                      $100,636,345         $11,850,817
                                ==============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                       AMERICAN
                                     AIM V.I.                AMERICAN                 FUNDS BLUE            AMERICAN
                                    LARGE CAP              FUNDS ASSET             CHIP INCOME AND           FUNDS
                                   GROWTH FUND           ALLOCATION FUND             GROWTH FUND           BOND FUND
                                 SUB-ACCOUNT (A)           SUB-ACCOUNT               SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,062)               $2,430,115               $(1,258,676)          $5,396,941
 Net realized gain (loss) on
  security transactions                   (463)                  665,333                   417,291              296,251
 Net realized gain on
  distributions                            875                        --                        --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           29,871                22,879,864                11,353,917           (5,728,533)
                                    ----------            --------------            --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            27,221                25,975,312                10,512,532              (35,341)
                                    ----------            --------------            --------------       --------------
UNIT TRANSACTIONS:
 Purchases                             265,119                59,566,147                24,273,343           38,415,254
 Net transfers                         419,447                20,071,751                 6,202,341           18,113,541
 Surrenders for benefit
  payments and fees                     (1,774)              (22,451,100)               (9,783,012)         (16,438,042)
 Net annuity transactions                   --                    60,748                    21,219               21,175
                                    ----------            --------------            --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    682,792                57,247,546                20,713,891           40,111,928
                                    ----------            --------------            --------------       --------------
 Net increase (decrease) in
  net assets                           710,013                83,222,858                31,226,423           40,076,587
NET ASSETS:
 Beginning of year                          --               305,800,802               171,054,092          233,362,241
                                    ----------            --------------            --------------       --------------
 End of year                          $710,013              $389,023,660              $202,280,515         $273,438,828
                                    ==========            ==============            ==============       ==============

                                                                                                AMERICAN
                                 AMERICAN             AMERICAN             AMERICAN              FUNDS
                               FUNDS GLOBAL         FUNDS GROWTH        FUNDS GROWTH-        INTERNATIONAL
                                GROWTH FUND             FUND             INCOME FUND              FUND
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(742,290)         $(6,754,894)         $(1,568,863)             $92,155
 Net realized gain (loss) on
  security transactions              765,915            2,656,638            2,073,929              330,729
 Net realized gain on
  distributions                           --                   --            3,000,208                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     10,092,094          110,356,452           30,307,184           31,056,761
                               -------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                      10,115,719          106,258,196           33,812,458           31,479,645
                               -------------       --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                        11,816,375          134,243,784          141,183,806           37,232,563
 Net transfers                     5,638,449           35,725,686           48,570,443           15,670,862
 Surrenders for benefit
  payments and fees               (3,728,818)         (36,549,905)         (38,857,697)          (7,658,516)
 Net annuity transactions             10,868              (16,290)             (51,264)               5,851
                               -------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               13,736,874          133,403,275          150,845,288           45,250,760
                               -------------       --------------       --------------       --------------
 Net increase (decrease) in
  net assets                      23,852,593          239,661,471          184,657,746           76,730,405
NET ASSETS:
 Beginning of year                70,974,127          646,946,225          662,105,516          126,975,065
                               -------------       --------------       --------------       --------------
 End of year                     $94,826,720         $886,607,696         $846,763,262         $203,705,470
                               =============       ==============       ==============       ==============

(a)  From inception, May 2, 2005 to December 31, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                       AMERICAN
                                                        FUNDS
                                  AMERICAN           GLOBAL SMALL
                                  FUNDS NEW         CAPITALIZATION
                                 WORLD FUND              FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(137,593)          $(462,383)
 Net realized gain (loss) on
  security transactions               349,855             255,665
 Net realized gain on
  distributions                            --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       6,748,258          14,970,739
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        6,960,520          14,764,021
                                -------------       -------------
UNIT TRANSACTIONS:
 Purchases                          8,738,814          13,172,316
 Net transfers                      3,783,919           7,415,256
 Surrenders for benefit
  payments and fees                (1,763,633)         (3,562,308)
 Net annuity transactions              (2,692)             (2,470)
                                -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                10,756,408          17,022,794
                                -------------       -------------
 Net increase (decrease) in
  net assets                       17,716,928          31,786,815
NET ASSETS:
 Beginning of year                 30,464,224          53,743,272
                                -------------       -------------
 End of year                      $48,181,152         $85,530,087
                                =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               EVERGREEN VA
                                   EVERGREEN VA          EVERGREEN VA         INTERNATIONAL         EVERGREEN VA
                                  BALANCED FUND          GROWTH FUND           EQUITY FUND           OMEGA FUND
                                 SUB-ACCOUNT (A)       SUB-ACCOUNT (A)       SUB-ACCOUNT (A)       SUB-ACCOUNT (A)
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $367               $(2,385)               $4,555                 $(85)
 Net realized gain (loss) on
  security transactions                     29                   188                    76                    1
 Net realized gain on
  distributions                             --                    --                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,139                15,446                27,698                  189
                                    ----------            ----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,535                13,249                32,329                  105
                                    ----------            ----------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                              71,661               374,700               329,885               36,849
 Net transfers                          46,575                55,004                12,853                   --
 Surrenders for benefit
  payments and fees                     (1,621)               (4,966)                 (228)                 (12)
 Net annuity transactions                   --                    --                    --                   --
                                    ----------            ----------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    116,615               424,738               342,510               36,837
                                    ----------            ----------            ----------            ---------
 Net increase (decrease) in
  net assets                           119,150               437,987               374,839               36,942
NET ASSETS:
 Beginning of year                          --                    --                    --                   --
                                    ----------            ----------            ----------            ---------
 End of year                          $119,150              $437,987              $374,839              $36,942
                                    ==========            ==========            ==========            =========

                                                                                    FRANKLIN
                                    EVERGREEN VA          EVERGREEN VA               RISING                   FRANKLIN
                                   SPECIAL VALUES          FUNDAMENTAL             DIVIDENDS                   INCOME
                                        FUND             LARGE CAP FUND         SECURITIES FUND           SECURITIES FUND
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)          SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $18,266                 $105               $(1,238,678)               $9,859,707
 Net realized gain (loss) on
  security transactions                      276                    5                    66,293                    93,205
 Net realized gain on
  distributions                          287,508                   --                   896,836                 1,647,556
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (187,046)                 916                 5,221,393               (11,368,941)
                                    ------------            ---------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             119,004                1,026                 4,945,844                   231,527
                                    ------------            ---------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                             3,628,803               32,197                62,155,198               218,555,166
 Net transfers                           831,537                   --                24,656,052               101,629,700
 Surrenders for benefit
  payments and fees                      (23,129)                 (24)               (7,630,027)              (34,482,098)
 Net annuity transactions                     --                   --                    11,826                    47,751
                                    ------------            ---------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    4,437,211               32,173                79,193,049               285,750,519
                                    ------------            ---------            --------------            --------------
 Net increase (decrease) in
  net assets                           4,556,215               33,199                84,138,893               285,982,046
NET ASSETS:
 Beginning of year                            --                   --               110,567,024               402,467,394
                                    ------------            ---------            --------------            --------------
 End of year                          $4,556,215              $33,199              $194,705,917              $688,449,440
                                    ============            =========            ==============            ==============

(a)  From inception, May 2, 2005 to December 31, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                       FRANKLIN
                                       LARGE CAP           FRANKLIN
                                        GROWTH               REAL
                                    SECURITIES FUND       ESTATE FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(517,689)              $(397)
 Net realized gain (loss) on
  security transactions                      6,810             410,573
 Net realized gain on
  distributions                                 --             455,833
 Net unrealized appreciation
  (depreciation) of
  investments during the year              613,127             (48,479)
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               102,248             817,530
                                     -------------       -------------
UNIT TRANSACTIONS:
 Purchases                              13,746,644              36,389
 Net transfers                           9,639,679            (836,521)
 Surrenders for benefit
  payments and fees                     (2,269,309)           (604,417)
 Net annuity transactions                    4,642               5,681
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     21,121,656          (1,398,868)
                                     -------------       -------------
 Net increase (decrease) in
  net assets                            21,223,904            (581,338)
NET ASSETS:
 Beginning of year                      34,670,307           8,083,795
                                     -------------       -------------
 End of year                           $55,894,211          $7,502,457
                                     =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       FRANKLIN                                           FRANKLIN                FRANKLIN
                                      SMALL-MID                  FRANKLIN                 FLEX CAP               LARGE CAP
                                      CAP GROWTH             STRATEGIC INCOME              GROWTH                  VALUE
                                   SECURITIES FUND           SECURITIES FUND          SECURITIES FUND         SECURITIES FUND
                                   SUB-ACCOUNT (C)             SUB-ACCOUNT            SUB-ACCOUNT (A)         SUB-ACCOUNT (A)
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,580,542)               $3,711,468                $(29,601)                $(1,458)
 Net realized gain (loss) on
  security transactions                    719,257                    68,971                   2,090                  (3,328)
 Net realized gain on
  distributions                                 --                   955,252                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            3,910,936                (4,412,724)                302,947                  47,071
                                    --------------            --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             3,049,651                   322,967                 275,436                  42,285
                                    --------------            --------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              10,296,776                29,727,769               3,573,582                 914,700
 Net transfers                           1,424,213                14,996,957               2,709,119                 594,380
 Surrenders for benefit
  payments and fees                     (5,807,434)               (7,506,898)                (67,482)                (18,299)
 Net annuity transactions                   69,027                     2,960                      --                      --
                                    --------------            --------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      5,982,582                37,220,788               6,215,219               1,490,781
                                    --------------            --------------            ------------            ------------
 Net increase (decrease) in
  net assets                             9,032,233                37,543,755               6,490,655               1,533,066
NET ASSETS:
 Beginning of year                      93,126,674               106,682,734                      --                      --
                                    --------------            --------------            ------------            ------------
 End of year                          $102,158,907              $144,226,489              $6,490,655              $1,533,066
                                    ==============            ==============            ============            ============

                                                                TEMPLETON
                                        MUTUAL                 DEVELOPING                TEMPLETON                TEMPLETON
                                        SHARES                   MARKETS                  FOREIGN                GLOBAL ASSET
                                   SECURITIES FUND           SECURITIES FUND          SECURITIES FUND          ALLOCATION FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,035,187)                $(87,228)                $(737,119)                $87,188
 Net realized gain (loss) on
  security transactions                    533,444                  177,188                   205,754                 135,024
 Net realized gain on
  distributions                          1,343,550                       --                        --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           38,917,029                6,566,608                13,778,825                (159,704)
                                    --------------            -------------            --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            37,758,836                6,656,568                13,247,460                  62,508
                                    --------------            -------------            --------------            ------------
UNIT TRANSACTIONS:
 Purchases                             111,471,758                8,336,873                42,632,944                   5,628
 Net transfers                          54,093,927                8,339,641                18,528,728                (212,466)
 Surrenders for benefit
  payments and fees                    (20,203,045)                (971,733)               (6,392,312)               (515,675)
 Net annuity transactions                   52,289                       --                    11,500                   5,683
                                    --------------            -------------            --------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    145,414,929               15,704,781                54,780,860                (716,830)
                                    --------------            -------------            --------------            ------------
 Net increase (decrease) in
  net assets                           183,173,765               22,361,349                68,028,320                (654,322)
NET ASSETS:
 Beginning of year                     322,371,899               17,895,725               109,330,179               3,852,461
                                    --------------            -------------            --------------            ------------
 End of year                          $505,545,664              $40,257,074              $177,358,499              $3,198,139
                                    ==============            =============            ==============            ============

(a)  From inception, May 2, 2005 to December 31, 2005.

(c)  Formerly Franklin Small Cap Fund Sub-Account. Change effective May 1, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                       TEMPLETON                  MUTUAL
                                         GROWTH                  DISCOVERY
                                    SECURITIES FUND           SECURITIES FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,448,511)               $(189,677)
 Net realized gain (loss) on
  security transactions                     170,816                  112,098
 Net realized gain on
  distributions                                  --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            22,848,525                6,716,736
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             21,570,830                6,639,157
                                     --------------            -------------
UNIT TRANSACTIONS:
 Purchases                              107,964,438               16,255,758
 Net transfers                           55,783,511               11,987,088
 Surrenders for benefit
  payments and fees                     (13,171,366)              (2,544,397)
 Net annuity transactions                   227,174                   22,036
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     150,803,757               25,720,485
                                     --------------            -------------
 Net increase (decrease) in
  net assets                            172,374,587               32,359,642
NET ASSETS:
 Beginning of year                      180,784,552               31,348,864
                                     --------------            -------------
 End of year                           $353,159,139              $63,708,506
                                     ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                                  HARTFORD
                                                          HARTFORD            HARTFORD            DIVIDEND
                                 HARTFORD               TOTAL RETURN           CAPITAL               AND
                                 ADVISERS                   BOND            APPRECIATION           GROWTH
                                 HLS FUND                 HLS FUND            HLS FUND            HLS FUND
                                SUB-ACCOUNT            SUB-ACCOUNT (D)       SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $460,340               $4,816,382           $(886,441)          $(127,982)
 Net realized gain (loss) on
  security transactions              434,357                   21,368           1,386,904             174,374
 Net realized gain on
  distributions                    2,378,943                  672,299          10,980,178           2,596,180
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (1,121,032)              (5,205,058)         (1,626,626)           (318,205)
                               -------------            -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       2,152,608                  304,991           9,854,015           2,324,367
                               -------------            -------------       -------------       -------------
UNIT TRANSACTIONS:
 Purchases                         1,459,572                6,095,196             884,061           4,032,006
 Net transfers                       107,141                7,676,531             853,242           3,957,829
 Surrenders for benefit
  payments and fees               (7,255,363)              (9,485,068)         (7,500,949)         (5,219,625)
 Net annuity transactions            (19,228)                  15,715              19,350                  --
                               -------------            -------------       -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (5,707,878)               4,302,374          (5,744,296)          2,770,210
                               -------------            -------------       -------------       -------------
 Net increase (decrease) in
  net assets                      (3,555,270)               4,607,365           4,109,719           5,094,577
NET ASSETS:
 Beginning of year                44,773,797               87,793,858          77,338,438          55,137,176
                               -------------            -------------       -------------       -------------
 End of year                     $41,218,527              $92,401,223         $81,448,157         $60,231,753
                               =============            =============       =============       =============


                                                                             HARTFORD              HARTFORD
                                   HARTFORD             HARTFORD              GLOBAL                GLOBAL
                                     FOCUS          GLOBAL ADVISERS       COMMUNICATIONS      FINANCIAL SERVICES
                                   HLS FUND             HLS FUND             HLS FUND              HLS FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(6)               $7,739                 $92                   $953
 Net realized gain (loss) on
  security transactions                   7                (3,054)                 48                    196
 Net realized gain on
  distributions                         262                    --                  11                     61
 Net unrealized appreciation
  (depreciation) of
  investments during the year           261                 2,359                 532                  4,282
                                    -------            ----------             -------              ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            524                 7,044                 683                  5,492
                                    -------            ----------             -------              ---------
UNIT TRANSACTIONS:
 Purchases                               --                    --                  --                     --
 Net transfers                          422                 5,929                 490                 (1,297)
 Surrenders for benefit
  payments and fees                    (801)              (79,168)               (439)                   (15)
 Net annuity transactions                --                    --                  --                     --
                                    -------            ----------             -------              ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (379)              (73,239)                 51                 (1,312)
                                    -------            ----------             -------              ---------
 Net increase (decrease) in
  net assets                            145               (66,195)                734                  4,180
NET ASSETS:
 Beginning of year                    7,143               403,991               3,826                 66,227
                                    -------            ----------             -------              ---------
 End of year                         $7,288              $337,796              $4,560                $70,407
                                    =======            ==========             =======              =========

(d) Formerly Hartford Bond HLS Fund Sub-Account. Change effective March 15,
    2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------


                                      HARTFORD               HARTFORD
                                   GLOBAL HEALTH          GLOBAL LEADERS
                                      HLS FUND               HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(10,695)               $(17,758)
 Net realized gain (loss) on
  security transactions                   7,246                 (15,178)
 Net realized gain on
  distributions                          59,322                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            31,440                  54,507
                                     ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             87,313                  21,571
                                     ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                   --                  18,406
 Net transfers                            9,283                  49,951
 Surrenders for benefit
  payments and fees                     (63,780)               (155,584)
 Net annuity transactions                    --                      --
                                     ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (54,497)                (87,227)
                                     ----------            ------------
 Net increase (decrease) in
  net assets                             32,816                 (65,656)
NET ASSETS:
 Beginning of year                      865,159               2,378,134
                                     ----------            ------------
 End of year                           $897,975              $2,312,478
                                     ==========            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     HARTFORD              HARTFORD                                  HARTFORD
                                      GLOBAL             DISCIPLINED            HARTFORD              GROWTH
                                    TECHNOLOGY              EQUITY               GROWTH            OPPORTUNITIES
                                     HLS FUND              HLS FUND             HLS FUND             HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(5,650)              $(3,618)               $(312)               $(576)
 Net realized gain (loss) on
  security transactions                (15,473)                3,680                   10                  272
 Net realized gain on
  distributions                             --                    --                1,001                5,044
 Net unrealized appreciation
  (depreciation) of
  investments during the year           64,342                41,707                  131                2,788
                                    ----------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                            43,219                41,769                  830                7,528
                                    ----------            ----------            ---------            ---------
UNIT TRANSACTIONS:
 Purchases                                  --                 1,684                  306               10,593
 Net transfers                          (2,364)              (71,018)                  --               52,531
 Surrenders for benefit
  payments and fees                    (22,158)              (30,408)                 (45)              (2,553)
 Net annuity transactions                   --                    --                   --                   --
                                    ----------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (24,522)              (99,742)                 261               60,571
                                    ----------            ----------            ---------            ---------
 Net increase (decrease) in
  net assets                            18,697               (57,973)               1,091               68,099
NET ASSETS:
 Beginning of year                     487,977               954,174               25,380               17,991
                                    ----------            ----------            ---------            ---------
 End of year                          $506,674              $896,201              $26,471              $86,090
                                    ==========            ==========            =========            =========

                                                                                   HARTFORD
                                                                                INTERNATIONAL           HARTFORD
                                     HARTFORD               HARTFORD               CAPITAL            INTERNATIONAL
                                    HIGH YIELD               INDEX               APPRECIATION         SMALL COMPANY
                                     HLS FUND               HLS FUND               HLS FUND             HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $20,925                  $4,533               $(1,567)                $905
 Net realized gain (loss) on
  security transactions                  1,227                  (6,804)                  204                  286
 Net realized gain on
  distributions                             --                  44,884                11,927                9,612
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (20,752)                 (2,765)               11,390               (1,386)
                                    ----------            ------------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,400                  39,848                21,954                9,417
                                    ----------            ------------            ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                 200                  24,329                   456                   --
 Net transfers                           9,691                  33,026               240,367               52,514
 Surrenders for benefit
  payments and fees                    (47,477)               (120,197)              (21,073)                  (7)
 Net annuity transactions                   --                      --                    --                   --
                                    ----------            ------------            ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (37,586)                (62,842)              219,750               52,507
                                    ----------            ------------            ----------            ---------
 Net increase (decrease) in
  net assets                           (36,186)                (22,994)              241,704               61,924
NET ASSETS:
 Beginning of year                     445,465               1,487,541                25,154               24,562
                                    ----------            ------------            ----------            ---------
 End of year                          $409,279              $1,464,547              $266,858              $86,486
                                    ==========            ============            ==========            =========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                  HARTFORD
                                INTERNATIONAL              HARTFORD
                                OPPORTUNITIES               MIDCAP
                                  HLS FUND                 HLS FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(155,285)               $(61,097)
 Net realized gain (loss) on
  security transactions                67,116                  82,312
 Net realized gain on
  distributions                            --                 745,844
 Net unrealized appreciation
  (depreciation) of
  investments during the year       1,192,318                 (48,444)
                                -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                        1,104,149                 718,615
                                -------------            ------------
UNIT TRANSACTIONS:
 Purchases                            353,596                   4,625
 Net transfers                      2,514,309                (245,415)
 Surrenders for benefit
  payments and fees                  (977,699)               (358,537)
 Net annuity transactions                (454)                     --
                                -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 1,889,752                (599,327)
                                -------------            ------------
 Net increase (decrease) in
  net assets                        2,993,901                 119,288
NET ASSETS:
 Beginning of year                  7,088,183               5,242,427
                                -------------            ------------
 End of year                      $10,082,084              $5,361,715
                                =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                         HARTFORD                 HARTFORD
                                     HARTFORD              MONEY                  MORTGAGE                 HARTFORD
                                   MIDCAP VALUE           MARKET                 SECURITIES             SMALL COMPANY
                                     HLS FUND            HLS FUND                 HLS FUND                 HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(6,519)           $1,228,113                $11,915                 $(164,635)
 Net realized gain (loss) on
  security transactions                   5,079                     1                   (547)                  222,887
 Net realized gain on
  distributions                          46,495                    --                     --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (8,201)                    4                 (7,911)                1,575,058
                                    -----------       ---------------            -----------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             36,854             1,228,118                  3,457                 1,633,310
                                    -----------       ---------------            -----------            --------------
UNIT TRANSACTIONS:
 Purchases                                   --            35,586,118                  3,079                     2,982
 Net transfers                          (16,700)           10,497,651                (86,404)                 (376,119)
 Surrenders for benefit
  payments and fees                     (49,939)          (22,549,356)               (52,525)                 (800,221)
 Net annuity transactions                    --               (30,702)                    --                        --
                                    -----------       ---------------            -----------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (66,639)           23,503,711               (135,850)               (1,173,358)
                                    -----------       ---------------            -----------            --------------
 Net increase (decrease) in
  net assets                            (29,785)           24,731,829               (132,393)                  459,952
NET ASSETS:
 Beginning of year                      511,614            92,095,058                552,489                 9,560,172
                                    -----------       ---------------            -----------            --------------
 End of year                           $481,829          $116,826,887               $420,096               $10,020,124
                                    ===========       ===============            ===========            ==============

                                     HARTFORD                                    HARTFORD
                                     SMALLCAP            HARTFORD             U.S. GOVERNMENT           HARTFORD
                                      GROWTH              STOCK                 SECURITIES                VALUE
                                     HLS FUND            HLS FUND                HLS FUND               HLS FUND
                                    SUB-ACCOUNT        SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(1,220)            $(43,340)                $8,769                 $1,231
 Net realized gain (loss) on
  security transactions                     159                  291                  6,088                  1,457
 Net realized gain on
  distributions                           9,656                   --                     --                  2,563
 Net unrealized appreciation
  (depreciation) of
  investments during the year             2,878            2,282,029                (16,456)                 5,037
                                    -----------       --------------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             11,473            2,238,980                 (1,599)                10,288
                                    -----------       --------------            -----------            -----------
UNIT TRANSACTIONS:
 Purchases                                3,315            2,849,891                  1,162                  2,916
 Net transfers                           67,288              974,360               (100,424)                85,658
 Surrenders for benefit
  payments and fees                      (4,181)          (2,431,325)               (14,632)                (5,796)
 Net annuity transactions                    --                   --                     --                     --
                                    -----------       --------------            -----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      66,422            1,392,926               (113,894)                82,778
                                    -----------       --------------            -----------            -----------
 Net increase (decrease) in
  net assets                             77,895            3,631,906               (115,493)                93,066
NET ASSETS:
 Beginning of year                       65,216           27,278,582                768,103                116,987
                                    -----------       --------------            -----------            -----------
 End of year                           $143,111          $30,910,488               $652,610               $210,053
                                    ===========       ==============            ===========            ===========

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                      HARTFORD
                                       VALUE               HARTFORD
                                   OPPORTUNITIES         EQUITY INCOME
                                      HLS FUND             HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT (A)
-------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $108                 $147
 Net realized gain (loss) on
  security transactions                     140                    2
 Net realized gain on
  distributions                           2,928                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             6,431                  129
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  operations                              9,607                  278
                                     ----------            ---------
UNIT TRANSACTIONS:
 Purchases                                2,000                   --
 Net transfers                          152,502               21,739
 Surrenders for benefit
  payments and fees                      (3,653)              (1,169)
 Net annuity transactions                    --                   --
                                     ----------            ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     150,849               20,570
                                     ----------            ---------
 Net increase (decrease) in
  net assets                            160,456               20,848
NET ASSETS:
 Beginning of year                       12,026                   --
                                     ----------            ---------
 End of year                           $172,482              $20,848
                                     ==========            =========

(a)  From inception, May 2, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   HUNTINGTON VA           HUNTINGTON VA                                 HUNTINGTON VA
                                       INCOME                 DIVIDEND            HUNTINGTON VA             MID CORP
                                    EQUITY FUND             CAPTURE FUND           GROWTH FUND            AMERICA FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(2,911)                $24,994              $(10,763)               $(24,974)
 Net realized gain (loss) on
  security transactions                    1,212                     193                 2,572                   2,630
 Net realized gain on
  distributions                               --                 105,601                   223                   2,008
 Net unrealized appreciation
  (depreciation) of
  investments during the year             20,609                 (76,949)                3,234                 175,635
                                    ------------            ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              18,910                  53,839                (4,734)                155,299
                                    ------------            ------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                               190,769               1,334,478               185,634                 949,297
 Net transfers                           128,701                 612,710                (2,236)                273,274
 Surrenders for benefit
  payments and fees                      (60,611)               (102,264)              (34,120)                (64,642)
 Net annuity transactions                     --                      --                    --                      --
                                    ------------            ------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      258,859               1,844,924               149,278               1,157,929
                                    ------------            ------------            ----------            ------------
 Net increase (decrease) in
  net assets                             277,769               1,898,763               144,544               1,313,228
NET ASSETS:
 Beginning of year                     1,099,860               1,356,635               653,212                 775,961
                                    ------------            ------------            ----------            ------------
 End of year                          $1,377,629              $3,255,398              $797,756              $2,089,189
                                    ============            ============            ==========            ============

                                   HUNTINGTON VA           HUNTINGTON VA          HUNTINGTON VA        HUNTINGTON VA
                                    NEW ECONOMY               ROTATING            INTERNATIONAL          MACRO 100
                                        FUND                MARKETS FUND           EQUITY FUND              FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT (E)        SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(20,708)               $(11,840)                  $3               $(3,102)
 Net realized gain (loss) on
  security transactions                      722                   2,858                   41                   301
 Net realized gain on
  distributions                              955                  19,416                   76                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            149,969                  66,284                3,068                18,331
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             130,938                  76,718                3,188                15,530
                                    ------------            ------------            ---------            ----------
UNIT TRANSACTIONS:
 Purchases                               633,779                  84,340               39,106               122,256
 Net transfers                           217,888                  12,428                7,619                73,094
 Surrenders for benefit
  payments and fees                      (39,573)                (50,253)                (715)               (8,423)
 Net annuity transactions                     --                      --                   --                    --
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      812,094                  46,515               46,010               186,927
                                    ------------            ------------            ---------            ----------
 Net increase (decrease) in
  net assets                             943,032                 123,233               49,198               202,457
NET ASSETS:
 Beginning of year                       630,564                 922,194                   --                88,215
                                    ------------            ------------            ---------            ----------
 End of year                          $1,573,596              $1,045,427              $49,198              $290,672
                                    ============            ============            =========            ==========

(e)  From inception, July 5, 2005 to December 31, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                   HUNTINGTON VA         HUNTINGTON VA
                                     MORTGAGE           SITUS SMALL CAP
                                  SECURITIES FUND             FUND
                                  SUB-ACCOUNT (E)         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(71)                $(9,602)
 Net realized gain (loss) on
  security transactions                     --                   1,012
 Net realized gain on
  distributions                             --                   5,199
 Net unrealized appreciation
  (depreciation) of
  investments during the year               44                  76,641
                                     ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (27)                 73,250
                                     ---------            ------------
UNIT TRANSACTIONS:
 Purchases                              23,006                 753,461
 Net transfers                           5,868                 222,603
 Surrenders for benefit
  payments and fees                         23                  (8,014)
 Net annuity transactions                   --                      --
                                     ---------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     28,897                 968,050
                                     ---------            ------------
 Net increase (decrease) in
  net assets                            28,870               1,041,300
NET ASSETS:
 Beginning of year                          --                  17,771
                                     ---------            ------------
 End of year                           $28,870              $1,059,071
                                     =========            ============

(e)  From inception, July 5, 2005 to December 31, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                MFS CAPITAL
                               OPPORTUNITIES            MFS EMERGING         MFS GLOBAL                MFS HIGH
                                  SERIES                GROWTH SERIES       EQUITY SERIES            INCOME SERIES
                                SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(121,726)               $(259,396)          $(106,852)              $3,473,484
 Net realized gain (loss) on
  security transactions             (748,019)              (1,304,343)            129,828                  394,942
 Net realized gain on
  distributions                           --                       --             151,729                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        848,690                2,798,787             231,490               (3,454,330)
                               -------------            -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (21,055)               1,235,048             406,195                  414,096
                               -------------            -------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                           334,052                1,021,210             726,190                8,289,179
 Net transfers                    (1,044,783)                (461,270)         (1,227,504)               4,322,885
 Surrenders for benefit
  payments and fees               (1,309,247)              (1,071,135)           (314,861)              (5,843,311)
 Net annuity transactions             (3,827)                  (3,794)                 --                       --
                               -------------            -------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (2,023,805)                (514,989)           (816,175)               6,768,753
                               -------------            -------------       -------------            -------------
 Net increase (decrease) in
  net assets                      (2,044,860)                 720,059            (409,980)               7,182,849
NET ASSETS:
 Beginning of year                17,113,345               17,337,143           8,553,762               72,798,997
                               -------------            -------------       -------------            -------------
 End of year                     $15,068,485              $18,057,202          $8,143,782              $79,981,846
                               =============            =============       =============            =============


                                    MFS INVESTORS       MFS INVESTORS              MFS MID CAP                MFS NEW
                                 GROWTH STOCK SERIES     TRUST SERIES             GROWTH SERIES          DISCOVERY SERIES
                                     SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(370,962)           $(977,227)               $(688,302)               $(859,296)
 Net realized gain (loss) on
  security transactions                  (442,556)              72,063                  191,232                  (15,606)
 Net realized gain on
  distributions                                --                   --                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,524,731            6,341,366                1,037,831                3,764,032
                                    -------------       --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              711,213            5,436,202                  540,761                2,889,130
                                    -------------       --------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                              1,181,472           25,305,972                2,887,510               13,349,358
 Net transfers                         (2,787,840)          12,316,975                  568,292               13,180,371
 Surrenders for benefit
  payments and fees                    (2,330,255)          (4,712,971)              (2,379,172)              (2,569,072)
 Net annuity transactions                   4,467               20,399                       --                     (351)
                                    -------------       --------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (3,932,156)          32,930,375                1,076,630               23,960,306
                                    -------------       --------------            -------------            -------------
 Net increase (decrease) in
  net assets                           (3,220,943)          38,366,577                1,617,391               26,849,436
NET ASSETS:
 Beginning of year                     32,297,393           67,383,263               43,209,645               42,972,227
                                    -------------       --------------            -------------            -------------
 End of year                          $29,076,450         $105,749,840              $44,827,036              $69,821,663
                                    =============       ==============            =============            =============

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------


                                  MFS TOTAL               MFS
                                RETURN SERIES        VALUE SERIES
                                 SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)         $917,925           $(189,624)
 Net realized gain (loss) on
  security transactions                619,090              53,676
 Net realized gain on
  distributions                     11,805,236             391,864
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (8,940,057)            691,568
                                --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         4,402,194             947,484
                                --------------       -------------
UNIT TRANSACTIONS:
 Purchases                          73,371,923           4,550,138
 Net transfers                      30,512,245           5,064,628
 Surrenders for benefit
  payments and fees                (16,692,776)         (1,146,983)
 Net annuity transactions              106,380                  --
                                --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 87,297,772           8,467,783
                                --------------       -------------
 Net increase (decrease) in
  net assets                        91,699,966           9,415,267
NET ASSETS:
 Beginning of year                 262,582,873          13,634,264
                                --------------       -------------
 End of year                      $354,282,839         $23,049,531
                                ==============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               MFS
                                        MFS                  RESEARCH                                     MERCURY
                                      RESEARCH            INTERNATIONAL              MFS             GLOBAL GROWTH V.I.
                                    BOND SERIES               SERIES           RESEARCH SERIES              FUND
                                  SUB-ACCOUNT (A)        SUB-ACCOUNT (A)       SUB-ACCOUNT (A)        SUB-ACCOUNT (F)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(13,290)                 $454               $(3,817)               $(1,346)
 Net realized gain (loss) on
  security transactions                   (1,080)                  704                   424                 24,150
 Net realized gain on
  distributions                               --                11,482                    --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             12,617                49,628                26,755                  1,946
                                    ------------            ----------            ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              (1,753)               62,268                23,362                 24,750
                                    ------------            ----------            ----------             ----------
UNIT TRANSACTIONS:
 Purchases                             1,057,568               247,686               391,742                  7,250
 Net transfers                         1,657,202               551,115               399,543                     --
 Surrenders for benefit
  payments and fees                     (129,363)               (3,795)               (8,892)               (75,986)
 Net annuity transactions                     --                    --                    --                     --
                                    ------------            ----------            ----------             ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    2,585,407               795,006               782,393                (68,736)
                                    ------------            ----------            ----------             ----------
 Net increase (decrease) in
  net assets                           2,583,654               857,274               805,755                (43,986)
NET ASSETS:
 Beginning of year                            --                    --                    --                256,217
                                    ------------            ----------            ----------             ----------
 End of year                          $2,583,654              $857,274              $805,755               $212,231
                                    ============            ==========            ==========             ==========

                                                          NATIONS
                                      MERCURY             MARSICO
                                     LARGE CAP         INTERNATIONAL               NATIONS                  NATIONS
                                    GROWTH V.I.        OPPORTUNITIES             HIGH YIELD              INTERNATIONAL
                                        FUND             PORTFOLIO             BOND PORTFOLIO           VALUE PORTFOLIO
                                  SUB-ACCOUNT (G)       SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(20,637)          $(602,950)               $(539,837)                 $(4,541)
 Net realized gain (loss) on
  security transactions                    7,932             259,353                  (19,757)                  91,719
 Net realized gain on
  distributions                               --             688,713                   89,640                1,067,501
 Net unrealized appreciation
  (depreciation) of
  investments during the year            125,809           5,636,405                  523,770               (1,001,859)
                                    ------------       -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             113,104           5,981,521                   53,816                  152,820
                                    ------------       -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                59,991           2,750,891                1,607,283                       --
 Net transfers                           (23,125)          2,548,215                 (658,034)              (3,985,043)
 Surrenders for benefit
  payments and fees                      (23,248)         (2,280,495)              (3,065,645)                (610,634)
 Net annuity transactions                     --              17,255                       --                       --
                                    ------------       -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       13,618           3,035,866               (2,116,396)              (4,595,677)
                                    ------------       -------------            -------------            -------------
 Net increase (decrease) in
  net assets                             126,722           9,017,387               (2,062,580)              (4,442,857)
NET ASSETS:
 Beginning of year                     1,296,849          30,260,249               32,871,529                4,442,857
                                    ------------       -------------            -------------            -------------
 End of year                          $1,423,571         $39,277,636              $30,808,949                     $ --
                                    ============       =============            =============            =============

(a)  From inception, May 2, 2005 to December 31, 2005.

(f) Formerly Merrill Lynch Global Growth V.I. Fund Sub-Account. Change effective May 1, 2005.

(g) Formerly Merrill Lynch Large Cap Growth V.I. Fund Sub-Account. Change effective May 1, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                            NATIONS
                                        NATIONS              ASSET
                                    MARSICO FOCUSED       ALLOCATION
                                  EQUITIES PORTFOLIO       PORTFOLIO
                                      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(584,956)          $(185,392)
 Net realized gain (loss) on
  security transactions                    339,623              66,770
 Net realized gain on
  distributions                                 --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,933,353             401,839
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,688,020             283,217
                                     -------------       -------------
UNIT TRANSACTIONS:
 Purchases                               1,717,821             248,840
 Net transfers                             476,955             394,094
 Surrenders for benefit
  payments and fees                     (2,622,898)           (947,119)
 Net annuity transactions                   30,470                  --
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (397,652)           (304,185)
                                     -------------       -------------
 Net increase (decrease) in
  net assets                             2,290,368             (20,968)
NET ASSETS:
 Beginning of year                      31,596,528          10,707,336
                                     -------------       -------------
 End of year                           $33,886,896         $10,686,368
                                     =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  NATIONS                 NATIONS
                                  MARSICO                 MARSICO                  NATIONS                  NATIONS
                                  GROWTH                21ST CENTURY            MIDCAP GROWTH            SMALL COMPANY
                                 PORTFOLIO               PORTFOLIO                PORTFOLIO                PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(531,356)              $(118,178)               $(626,086)               $(419,757)
 Net realized gain (loss) on
  security transactions              179,066                  36,781                  127,934                  160,049
 Net realized gain on
  distributions                           --                      --                2,448,384                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      2,027,694                 589,185                 (651,296)               1,321,660
                               -------------            ------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       1,675,404                 507,788                1,298,936                1,061,952
                               -------------            ------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                         1,819,535               1,037,005                2,954,107                1,887,625
 Net transfers                     1,747,777               1,233,764                1,565,009                1,030,852
 Surrenders for benefit
  payments and fees               (2,348,083)               (691,298)              (2,620,872)              (1,886,632)
 Net annuity transactions                 --                      --                       --                   12,684
                               -------------            ------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                1,219,229               1,579,471                1,898,244                1,044,529
                               -------------            ------------            -------------            -------------
 Net increase (decrease) in
  net assets                       2,894,633               2,087,259                3,197,180                2,106,481
NET ASSETS:
 Beginning of year                27,182,896               5,268,106               32,048,380               21,477,959
                               -------------            ------------            -------------            -------------
 End of year                     $30,077,529              $7,355,365              $35,245,560              $23,584,440
                               =============            ============            =============            =============

                                                          JPMORGAN                JPMORGAN                 JPMORGAN
                                  NATIONS                INVESTMENT              INVESTMENT               INVESTMENT
                                   VALUE               TRUST BALANCED            TRUST BOND           TRUST DIVERSIFIED
                                 PORTFOLIO               PORTFOLIO                PORTFOLIO            EQUITY PORTFOLIO
                                SUB-ACCOUNT           SUB-ACCOUNT (H)          SUB-ACCOUNT (I)         SUB-ACCOUNT (J)
-----------------------------  -------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)      $(714,292)                 $8,871                 $159,581                $(36,827)
 Net realized gain (loss) on
  security transactions              173,202                    (346)                     410                    (293)
 Net realized gain on
  distributions                      366,549                      --                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      2,926,170                   7,434                  (37,102)                163,337
                               -------------            ------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       2,751,629                  15,959                  122,889                 126,217
                               -------------            ------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                         2,509,955                 178,723               12,298,490               2,967,294
 Net transfers                     1,894,542                 496,357                7,305,537               1,358,512
 Surrenders for benefit
  payments and fees               (3,112,618)                (77,825)                (827,458)               (160,004)
 Net annuity transactions             30,594                      --                       --                      --
                               -------------            ------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                1,322,473                 597,255               18,776,569               4,165,802
                               -------------            ------------            -------------            ------------
 Net increase (decrease) in
  net assets                       4,074,102                 613,214               18,899,458               4,292,019
NET ASSETS:
 Beginning of year                35,967,606                 938,916                5,976,171               1,535,926
                               -------------            ------------            -------------            ------------
 End of year                     $40,041,708              $1,552,130              $24,875,629              $5,827,945
                               =============            ============            =============            ============

(h) Formerly One Group Investment Trust Balanced Portfolio Sub-Account. Change effective May 1, 2005.

(i) Formerly One Group Investment Trust Bond Portfolio Sub-Account. Change effective May 1, 2005.

(j) Formerly One Group Investment Trust Diversified Equity Portfolio Sub-Account. Change effective May 1, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                      JPMORGAN               JPMORGAN
                                  INVESTMENT TRUST       INVESTMENT TRUST
                                  DIVERSIFIED MID          EQUITY INDEX
                                   CAP PORTFOLIO             PORTFOLIO
                                  SUB-ACCOUNT (K)         SUB-ACCOUNT (L)
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(5,382)                $(88,297)
 Net realized gain (loss) on
  security transactions                     377                     (991)
 Net realized gain on
  distributions                           7,349                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            54,026                  754,365
                                     ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             56,370                  665,077
                                     ----------            -------------
UNIT TRANSACTIONS:
 Purchases                              223,315               10,622,523
 Net transfers                          321,895                4,793,979
 Surrenders for benefit
  payments and fees                     (22,584)                (648,971)
 Net annuity transactions                    --                       --
                                     ----------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     522,626               14,767,531
                                     ----------            -------------
 Net increase (decrease) in
  net assets                            578,996               15,432,608
NET ASSETS:
 Beginning of year                      181,751                5,275,320
                                     ----------            -------------
 End of year                           $760,747              $20,707,928
                                     ==========            =============

(k) Formerly One Group Investment Trust Diversified Mid Cap Portfolio Sub-Account. Change effective May 1, 2005.

(l) Formerly One Group Investment Trust Equity Index Portfolio Sub-Account. Change effective May 1, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      JPMORGAN                 JPMORGAN                JPMORGAN             JPMORGAN
                                  INVESTMENT TRUST         INVESTMENT TRUST        INVESTMENT TRUST     INVESTMENT TRUST
                                   GOVERNMENT BOND         LARGE CAP GROWTH         MID CAP GROWTH        MID CAP VALUE
                                      PORTFOLIO               PORTFOLIO               PORTFOLIO             PORTFOLIO
                                   SUB-ACCOUNT (M)         SUB-ACCOUNT (N)         SUB-ACCOUNT (O)       SUB-ACCOUNT (P)
-------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $114,806                $(1,264)                $(79,398)               $(57,812)
 Net realized gain (loss) on
  security transactions                       150                  3,875                    1,491                     254
 Net realized gain on
  distributions                                --                     --                       --                 230,560
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (45,130)                 2,978                  616,075                 229,923
                                    -------------             ----------             ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               69,826                  5,589                  538,168                 402,925
                                    -------------             ----------             ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              4,794,249                 49,938                4,216,981               4,534,407
 Net transfers                          2,922,363                 49,883                1,077,094               1,682,058
 Surrenders for benefit
  payments and fees                      (293,572)               (61,444)                (201,540)               (170,692)
 Net annuity transactions                      --                     --                       --                      --
                                    -------------             ----------             ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     7,423,040                 38,377                5,092,535               6,045,773
                                    -------------             ----------             ------------            ------------
 Net increase (decrease) in
  net assets                            7,492,866                 43,966                5,630,703               6,448,698
NET ASSETS:
 Beginning of year                      2,737,759                 94,472                1,817,129               1,650,174
                                    -------------             ----------             ------------            ------------
 End of year                          $10,230,625               $138,438               $7,447,832              $8,098,872
                                    =============             ==========             ============            ============

                               JPMORGAN
                               INVESTMENT TRUST                                                         SP WILLIAM BLAIR
                               MID CAP VALUE ON 20/20           JENNISON             PRUDENTIAL           INTERNATIONAL
                               PORTFOLIO US PORTFOLIO          PORTFOLIO          VALUE PORTFOLIO       GROWTH PORTFOLIO
                               SUB-ACCOUNT (P) OUNT           SUB-ACCOUNT           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)               $(3,915)             $(10,866)              $(2,197)                 $(89)
 Net realized gain (loss) on
  security transactions                       4,578               (11,367)                3,658                     8
 Net realized gain on
  distributions                                  --                    --                    --                   263
 Net unrealized appreciation
  (depreciation) of
  investments during the year                49,813               106,515                32,952                   775
                                         ----------            ----------            ----------             ---------
 Net increase (decrease) in
  net assets resulting from
  operations                                 50,476                84,282                34,413                   957
                                         ----------            ----------            ----------             ---------
UNIT TRANSACTIONS:
 Purchases                                    7,331                   821                 3,200                    --
 Net transfers                               20,158                (5,401)               (3,459)                6,626
 Surrenders for benefit
  payments and fees                         (25,585)              (50,383)               (7,622)                  (18)
 Net annuity transactions                        --                    --                    --                    --
                                         ----------            ----------            ----------             ---------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                           1,904               (54,963)               (7,881)                6,608
                                         ----------            ----------            ----------             ---------
 Net increase (decrease) in
  net assets                                 52,380                29,319                26,532                 7,565
NET ASSETS:
 Beginning of year                          251,684               730,496               246,780                 5,691
                                         ----------            ----------            ----------             ---------
 End of year                               $304,064              $759,815              $273,312               $13,256
                                         ==========            ==========            ==========             =========

(m) Formerly One Group Investment Trust Government Bond Portfolio Sub-Account. Change effective May 1, 2005.

(n) Formerly One Group Investment Trust Large Cap Growth Portfolio Sub-Account. Change effective May 1, 2005.

(o) Formerly One Group Investment Trust Mid Cap Growth Portfolio Sub-Account. Change effective May 1, 2005.

(p) Formerly One Group Investment Trust Mid Cap Value Portfolio Sub-Account. Change effective May 1, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                                              SALOMON
                                       SALOMON                BROTHERS
                                       BROTHERS               VARIABLE
                                       VARIABLE              HIGH YIELD
                                     ALL CAP FUND            BOND FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(11,045)              $13,780
 Net realized gain (loss) on
  security transactions                     4,832                 2,783
 Net realized gain on
  distributions                             2,043                 4,908
 Net unrealized appreciation
  (depreciation) of
  investments during the year              75,660               (14,647)
                                     ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                               71,490                 6,824
                                     ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 10,201                 3,079
 Net transfers                             86,836                11,056
 Surrenders for benefit
  payments and fees                      (187,753)              (27,845)
 Net annuity transactions                      --                    --
                                     ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (90,716)              (13,710)
                                     ------------            ----------
 Net increase (decrease) in
  net assets                              (19,226)               (6,886)
NET ASSETS:
 Beginning of year                      2,921,852               304,379
                                     ------------            ----------
 End of year                           $2,902,626              $297,493
                                     ============            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     SALOMON               SALOMON                                  WELLS FARGO
                                     BROTHERS              BROTHERS            WELLS FARGO        ADVANTAGE TOTAL
                                     VARIABLE           VARIABLE TOTAL       ADVANTAGE ASSET        RETURN BOND
                                  INVESTORS FUND         RETURN FUND         ALLOCATION FUND           FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT         SUB-ACCOUNT (Q)      SUB-ACCOUNT (A)
-------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(221)               $1,963                  $26                 $75
 Net realized gain (loss) on
  security transactions                    569                 5,217                    2                  --
 Net realized gain on
  distributions                             --                 2,099                  252                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           41,739                (6,477)                  73                 (88)
                                    ----------            ----------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  operations                            42,087                 2,802                  353                 (13)
                                    ----------            ----------            ---------             -------
UNIT TRANSACTIONS:
 Purchases                               2,545                15,695                   --               8,000
 Net transfers                          33,883               (86,200)                  --                  (1)
 Surrenders for benefit
  payments and fees                    (36,323)              (26,286)                  --                  --
 Net annuity transactions                   --                    --                   --                  --
                                    ----------            ----------            ---------             -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                        105               (96,791)                  --               7,999
                                    ----------            ----------            ---------             -------
 Net increase (decrease) in
  net assets                            42,192               (93,989)                 353               7,986
NET ASSETS:
 Beginning of year                     814,260               420,526               11,502                  --
                                    ----------            ----------            ---------             -------
 End of year                          $856,452              $326,537              $11,855              $7,986
                                    ==========            ==========            =========             =======

                                   WELLS FARGO          WELLS FARGO          WELLS FARGO          WELLS FARGO
                                    ADVANTAGE            ADVANTAGE            ADVANTAGE            ADVANTAGE
                                  EQUITY INCOME        INTERNATIONAL        LARGE COMPANY          SMALL CAP
                                      FUND               CORE FUND           GROWTH FUND          GROWTH FUND
                                 SUB-ACCOUNT (R)      SUB-ACCOUNT (S)      SUB-ACCOUNT (T)      SUB-ACCOUNT (U)
-----------------------------  ----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $5                 $54                 $(70)                $(57)
 Net realized gain (loss) on
  security transactions                     2                   2                   --                    4
 Net realized gain on
  distributions                            --                 148                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,217                 378                  515                  432
                                    ---------             -------              -------              -------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,224                 582                  445                  379
                                    ---------             -------              -------              -------
UNIT TRANSACTIONS:
 Purchases                             16,900                  --                   --                   --
 Net transfers                          7,134               6,864                5,618                4,031
 Surrenders for benefit
  payments and fees                        (4)                 (2)                  (3)                   1
 Net annuity transactions                  --                  --                   --                   --
                                    ---------             -------              -------              -------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    24,030               6,862                5,615                4,032
                                    ---------             -------              -------              -------
 Net increase (decrease) in
  net assets                           25,254               7,444                6,060                4,411
NET ASSETS:
 Beginning of year                      7,233               1,349                1,072                  835
                                    ---------             -------              -------              -------
 End of year                          $32,487              $8,793               $7,132               $5,246
                                    =========             =======              =======              =======

(a)  From inception, May 2, 2005 to December 31, 2005.

(q) Formerly Wells Fargo Asset Allocation Fund Sub-Account. Change effective April 11, 2005.

(r) Formerly Wells Fargo Equity Income Fund Sub-Account. Change effective April 11, 2005.

(s) Formerly Wells Fargo International Equity Fund Sub-Account. Change effective April 11, 2005.

(t) Formerly Wells Fargo Large Company Growth Fund Sub-Account. Change effective April 11, 2005.

(u) Formerly Wells Fargo Small Cap Growth Fund Sub-Account. Change effective April 11, 2005.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2005

-------------------------------------------------------------------------------

                                    STI CLASSIC VT          STI CLASSIC VT
                                       CAPITAL                LARGE CAP             STI CLASSIC VT          STI CLASSIC VT
                                     APPRECIATION           RELATIVE VALUE          MID-CAP EQUITY         LARGE CAP VALUE
                                         FUND                    FUND                    FUND                EQUITY FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (V)           SUB-ACCOUNT           SUB-ACCOUNT (W)
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(94,994)               $(19,869)               $(24,063)                $(5,523)
 Net realized gain (loss) on
  security transactions                    12,432                 111,531                  70,195                  (1,265)
 Net realized gain on
  distributions                                --                      --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (31,580)                 42,525                 135,422                  61,217
                                     ------------            ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (114,142)                134,187                 181,554                  54,429
                                     ------------            ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                              1,156,915                  19,050                 136,263                 643,094
 Net transfers                            648,744                (403,314)               (294,105)                606,057
 Surrenders for benefit
  payments and fees                      (228,222)               (170,380)                (52,600)                (97,924)
 Net annuity transactions                      --                      --                      --                      --
                                     ------------            ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     1,577,437                (554,644)               (210,442)              1,151,227
                                     ------------            ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            1,463,295                (420,457)                (28,888)              1,205,656
NET ASSETS:
 Beginning of year                      4,695,002               2,425,282               1,815,298               1,732,059
                                     ------------            ------------            ------------            ------------
 End of year                           $6,158,297              $2,004,825              $1,786,410              $2,937,715
                                     ============            ============            ============            ============

(v) Formerly STI Classic VT Growth & Income Fund Sub-Account. Change effective August 1, 2005.

(w) Formerly STI Classic VT Value Income Stock Fund Sub-Account. Change effective August 1, 2005.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Seven (the "Account") is a separate investment account within Hartford Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable annuity contract owners of the Company in various mutual funds (the "Funds") as directed by the contract owners.

    The Account invests in the following sub-accounts (collectively, the "The Accounts"): the AIM V.I. Basic Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Core Equity Fund, AIM V.I. Government Securities Fund, AIM V.I. High Yield Fund, AIM V. I. International Growth Fund, AIM V.I. Mid Cap Core Equity Fund, AIM V.I. Small Cap Equity Fund, AIM V.I. Large Cap Growth Fund, American Funds Global Bond Fund, American Funds Global Growth and Income Fund, American Funds Asset Allocation Fund, American Funds Blue Chip Income and Growth Fund, American Funds Bond Fund, American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds New World Fund, American Funds Global Small Capitalization Fund, Evergreen VA Balanced Fund, Evergreen VA Growth Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund, Evergreen VA Fundamental Large Cap Fund, Franklin Rising Dividends Securities Fund, Franklin Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Real Estate Fund, Franklin Small Mid Cap Growth Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Foreign Securities Fund, Templeton Global Asset Allocation Fund, Templeton Growth Securities Fund, Mutual Discovery Securities Fund, Franklin Flex Cap Growth Securities Fund, Franklin Large Cap Value Securities Fund, Hartford Advisers HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Focus HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Mortgage Securities HLS Fund, Hartford Small Company HLS Fund, Hartford Small Cap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, Hartford Value Opportunities HLS Fund, Hartford Equity Income HLS Fund, Huntington VA Income Equity Fund, Huntington VA Dividend Capture Fund, Huntington VA Growth Fund, Huntington VA Mid Corp America Fund, Huntington VA New Economy Fund, Huntington VA Rotating Markets Fund, Huntington VA International Equity Fund, Huntington VA Macro 100 Fund, Huntington VA Mortgage Securities Fund, Huntington VA Situs Small Cap Fund, MFS Capital Opportunities Series, MFS Emerging Growth Series, MFS Global Equity Series, MFS High Income Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Mid Cap Growth Series, MFS New Discovery Series, MFS Total Return Series, MFS Value Series, MFS Research Bond Series, MFS Research International Series, MFS Research Series, BlackRock Global Growth V.I. Fund, BlackRock Large Cap Growth V.I. Fund, U.S. Mid Cap Value, Capital Opportunities, Developing Growth, Flexible Income, Columbia Asset Allocation Fund VS, Columbia Small Company Growth Fund VS, Columbia Large Cap Value Fund VS, Columbia Marsico International Opportunities Fund VS, Columbia High Yield Fund VS, Columbia Marsico Focused Equities Fund VS, Columbia Marsico Growth Fund VS, Columbia Marsico 21st Century Fund VS, Columbia Marisco Midcap Growth Fund, VS, JPMorgan Insurance Trust Balanced Portfolio - 1, JPMorgan Insurance Trust Core Bond Portfolio - 1, JPMorgan Insurance Trust Diversified Equity Portfolio - 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - 1, JPMorgan Insurance Trust Equity Index Portfolio - 1, JPMorgan Insurance Trust Government Bond Portfolio - 1, JPMorgan Insurance Trust Intrepid Growth Portfolio - 1, JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio - 1, JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio - 1, Jennison 20/20 Focus Portfolio, Jennison Portfolio, Prudential Value Portfolio, SP William Blair International Growth Portfolio, Legg Mason Partners Variable All Cap Portfolio, Legg Mason Partners Variable Global High Yield Bond Portfolio, Legg Mason Partners Variable Investors Portfolio, Legg Mason Partners Variable Total Return

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

    Portfolio, Growth and Income, Comstock, Wells Fargo Advantage VT Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT Equity Income Fund, Wells Fargo Advantage VT International Core Fund, Wells Fargo Advantage VT Large Company Growth Fund, Wells Fargo Advantage VT Small Cap Growth Fund, STI Classic VT Capital Appreciation Fund, STI Classic VT Large Cap Relative Value Fund, STI Classic VT Mid-Cap Equity Fund, and STI Classic VT Large Cap Value Equity Fund.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America:

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

       b) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 2006.

       c) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       d) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

       e) USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management's estimates.

       f) MORTALITY RISK -- Net assets allocated to contracts in the annuity period are computed according to the 1983a Individual Annuitant Mortality Table and the Annuity 2000 Table. The Mortality Risk is fully borne by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Certain amounts are deducted from the contracts as described below:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Company will make deductions at a maximum annual rate of 1.55% of the contract's value for the mortality and expense risks which the company undertakes.

       b) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 3.5% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       c) ADMINISTRATIVE CHARGE -- The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.20% of the contract's value. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       d) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be charges from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

-------------------------------------------------------------------------------

4.     PURCHASES AND SALES OF INVESTMENTS

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2006 were as follows:

                                                PURCHASES          PROCEEDS
SUB-ACCOUNT                                      AT COST          FROM SALES
--------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                         $10,914,141        $16,380,270
AIM V.I. Capital Appreciation Fund                 33,940,268         38,836,679
AIM V.I. Core Equity Fund                         136,370,424        128,489,995
AIM V.I. Government Securities Fund                82,599,819         32,887,816
AIM V.I. High Yield Fund                              347,028            526,468
AIM V.I. International Growth Fund                 27,853,640         13,498,981
AIM V.I. Mid Cap Core Equity Fund                  27,647,503         22,215,274
AIM V.I. Small Cap Equity Fund                     11,267,568          4,822,460
AIM V.I. Large Cap Growth Fund                     23,529,615         23,362,861
American Funds Global Bond Fund                     3,092,132            185,886
American Funds Global Growth and Income
 Fund                                              42,474,429          2,552,196
American Funds Asset Allocation Fund               81,799,950         41,120,609
American Funds Blue Chip Income and Growth
 Fund                                              43,340,302         25,982,999
American Funds Bond Fund                           77,639,960         37,374,947
American Funds Global Growth Fund                  28,149,845         15,477,941
American Funds Growth Fund                        196,709,356         74,095,430
American Funds Growth-Income Fund                 200,894,893         67,895,688
American Funds International Fund                  90,421,359         24,351,546
American Funds New World Fund                      34,045,343         13,074,708
American Funds Global Small Capitalization
 Fund                                              39,698,008         19,900,964
Evergreen VA Balanced Fund                            280,233             48,935
Evergreen VA Growth Fund                            1,117,052             93,812
Evergreen VA International Equity Fund                927,875             71,543
Evergreen VA Omega Fund                                92,652              6,335
Evergreen VA Special Values Fund                   10,733,358            671,486
Evergreen VA Fundamental Large Cap Fund               679,034             18,270
Franklin Rising Dividends Securities Fund         112,581,863         12,738,009
Franklin Income Securities Fund                   286,819,243         32,176,879
Franklin Large Cap Growth Securities Fund          19,613,005          5,520,477
Franklin Real Estate Fund                           1,218,977          1,866,896
Franklin Small-Mid Cap Growth Securities
 Fund                                              18,625,861         16,287,913
Franklin Strategic Income Securities Fund          49,726,482         14,779,146
Franklin Flex Cap Growth Securities Fund           10,361,442          1,934,109
Franklin Large Cap Value Securities Fund            5,459,518            633,222
Mutual Shares Securities Fund                     166,885,654         29,379,784
Templeton Developing Markets Securities
 Fund                                              28,827,530         16,273,768
Templeton Foreign Securities Fund                  56,567,359         16,803,507
Templeton Global Asset Allocation Fund                704,487            422,178
Templeton Growth Securities Fund                  157,504,922         32,404,875
Mutual Discovery Securities Fund                   71,986,273         19,446,014
Hartford Advisers HLS Fund                          4,579,815          7,774,001
Hartford Total Return Bond HLS Fund                 8,719,564         14,237,333
Hartford Capital Appreciation HLS Fund             11,264,424         13,449,133
Hartford Dividend and Growth HLS Fund               7,466,233         11,172,636
Hartford Focus HLS Fund                                   979                607

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                PURCHASES          PROCEEDS
SUB-ACCOUNT                                      AT COST          FROM SALES
--------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund                     $27,597            $47,979
Hartford Global Communications HLS Fund                 1,338                 72
Hartford Global Financial Services HLS
 Fund                                                   4,140              1,094
Hartford Global Health HLS Fund                       144,252             28,959
Hartford Global Leaders HLS Fund                      236,086            260,244
Hartford Global Technology HLS Fund                     4,339             30,752
Hartford Disciplined Equity HLS Fund                   56,258            124,687
Hartford Growth HLS Fund                               65,019                853
Hartford Growth Opportunities HLS Fund                117,366             28,437
Hartford High Yield HLS Fund                          144,782             42,722
Hartford Index HLS Fund                               214,744            153,005
Hartford International Capital
 Appreciation HLS Fund                                267,043             21,515
Hartford International Small Company HLS
 Fund                                                 118,126              9,029
Hartford International Opportunities HLS
 Fund                                               2,440,521          3,337,255
Hartford MidCap HLS Fund                              933,606            594,037
Hartford MidCap Value HLS Fund                         66,383             33,736
Hartford Money Market HLS Fund                    205,248,011        158,822,221
Hartford Mortgage Securities HLS Fund                  52,274             30,072
Hartford Small Company HLS Fund                     1,807,889          2,226,021
Hartford SmallCap Growth HLS Fund                      56,415             19,897
Hartford Stock HLS Fund                             3,467,524          5,442,912
Hartford U.S. Government Securities HLS
 Fund                                                  59,338             30,361
Hartford Value HLS Fund                                13,148              3,899
Hartford Value Opportunities HLS Fund                 157,769              5,882
Hartford Equity Income HLS Fund                        42,678             13,522
Huntington VA Income Equity Fund                      621,213            311,673
Huntington VA Dividend Capture Fund                 2,445,479            355,018
Huntington VA Growth Fund                             281,693            173,780
Huntington VA Mid Corp America Fund                 1,829,638            298,820
Huntington VA New Economy Fund                      1,350,451            204,221
Huntington VA Rotating Markets Fund                   330,846            158,204
Huntington VA International Equity Fund             1,015,149             15,868
Huntington VA Macro 100 Fund                          606,265             26,955
Huntington VA Mortgage Securities Fund                615,835              6,187
Huntington VA Situs Small Cap Fund                  2,082,362            113,608
MFS Capital Opportunities Series                      460,361          2,957,679
MFS Emerging Growth Series                          3,121,211          4,555,808
MFS Global Equity Series                            3,370,241          2,092,489
MFS High Income Series                             21,811,702         21,564,883
MFS Investors Growth Stock Series                   2,002,566          6,905,409
MFS Investors Trust Series                         36,512,902          9,827,867
MFS Mid Cap Growth Series                           6,231,314          9,132,835
MFS New Discovery Series                           38,353,068         21,496,461
MFS Total Return Series                           124,477,051         34,158,080
MFS Value Series                                   28,134,927          5,800,069
MFS Research Bond Series                            9,889,950          1,514,617
MFS Research International Series                  18,198,068         11,775,350
MFS Research Series                                 1,379,679            807,983

-------------------------------------------------------------------------------

                                                PURCHASES          PROCEEDS
SUB-ACCOUNT                                      AT COST          FROM SALES
--------------------------------------------------------------------------------
BlackRock Global Growth V.I. Fund                     $13,959            $25,606
BlackRock Large Cap Growth V. I. Fund                  48,119            587,597
U.S. Mid Cap Value                                      8,893                159
Capital Opportunities                                  15,623                 76
Developing Growth                                       6,000                 22
Flexible Income                                        15,081                 33
Columbia Asset Allocation Fund VS                  12,948,921         14,338,628
Columbia Small Company Growth Fund VS              31,399,616         31,422,956
Columbia Large Cap Value Fund VS                   48,109,657         50,630,753
Columbia Marsico International
 Opportunities Fund VS                              3,304,417          9,217,802
Columbia High Yield Fund VS                         1,951,218          6,066,463
Columbia Marsico Focused Equities Fund VS           1,407,624          7,274,253
Columbia Marsico Growth Fund VS                     1,204,704          5,739,479
Columbia Marsico 21st Century Fund VS               1,930,174          2,063,929
Columbia Marsico Midcap Growth Fund VS              2,646,271          7,881,752
JPMorgan Insurance Trust Balanced
 Portfolio - 1                                        222,577            247,314
JPMorgan Insurance Trust Core Bond
 Portfolio - 1                                     16,044,055          1,742,341
JPMorgan Insurance Trust Diversified
 Equity Portfolio - 1                               3,353,801            479,229
JPMorgan Insurance Trust Intrepid Mid Cap
 Portfolio - 1                                      5,464,321            444,431
JPMorgan Insurance Trust Equity Index
 Portfolio - 1                                     11,469,170          1,677,154
JPMorgan Insurance Trust Government Bond
 Portfolio - 1                                      6,503,900            888,576
JPMorgan Insurance Trust Intrepid Growth
 Portfolio - 1                                        164,068             62,656
JPMorgan Insurance Trust Diversified Mid
 Cap Growth Portfolio - 1                           5,011,594          1,047,701
JPMorgan Insurance Trust Diversified Mid
 Cap Value Portfolio - 1                            3,530,031          1,110,274
Jennison 20/20 Focus Portfolio                         56,507             69,501
Jennison Portfolio                                      2,530             50,252
Prudential Value Portfolio                             38,658            100,239
SP William Blair International Growth
 Portfolio                                             10,212                375
Legg Mason Partners Variable All Cap
 Portfolio                                            263,996            537,026
Legg Mason Partners Variable Global High
 Yield Bond Portfolio                                  19,514             78,746
Legg Mason Partners Variable Investors
 Portfolio                                             75,964             81,827
Legg Mason Partners Variable Total Return
 Portfolio                                             28,778             22,024
Growth and Income                                      51,444                132
Comstock                                              150,729                641
Wells Fargo Advantage VT Asset Allocation
 Fund                                                     421                225
Wells Fargo Advantage VT Total Return Bond
 Fund                                                     351                116
Wells Fargo Advantage VT Equity Income
 Fund                                                   1,238              7,404
Wells Fargo Advantage VT International
 Core Fund                                                904                646
Wells Fargo Advantage VT Large Company
 Growth Fund                                            1,016                209
Wells Fargo Advantage VT Small Cap Growth
 Fund                                                     865                662
STI Classic VT Capital Appreciation Fund            2,221,026          1,482,756
STI Classic VT Large Cap Relative Value
 Fund                                                 241,114            456,199
STI Classic VT Mid-Cap Equity Fund                    394,266            337,796
STI Classic VT Large Cap Value Equity Fund          1,590,144            863,735
                                            -----------------  -----------------
                                               $2,908,271,506     $1,303,847,308
                                            =================  =================

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING

    The changes in units outstanding for the year ended December 31, 2006 were as follows:

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
AIM V.I. Basic Value Fund                     5,221,297     11,174,883     (5,953,586)
AIM V.I. Capital Appreciation Fund           24,234,103     28,438,916     (4,204,813)
AIM V.I. Core Equity Fund                    25,482,342    108,890,346    (83,408,004)
AIM V.I. Government Securities Fund          70,892,446     29,667,496     41,224,950
AIM V.I. High Yield Fund                        174,526        398,901       (224,375)
AIM V. I. International Growth Fund          15,393,667      7,539,329      7,854,338
AIM V.I. Mid Cap Core Equity Fund            10,398,703     13,803,035     (3,404,332)
AIM V.I. Small Cap Equity Fund                  793,371        352,529        440,842
AIM V.I. Large Cap Growth Fund                3,233,574     19,428,624    (16,195,050)
American Funds Global Bond Fund                 301,061         17,801        283,260
American Funds Global Growth and Income
 Fund                                         4,234,123        249,572      3,984,551
American Funds Asset Allocation Fund          5,564,496      3,004,388      2,560,108
American Funds Blue Chip Income and
 Growth Fund                                 28,266,298     21,740,130      6,526,168
American Funds Bond Fund                      5,284,169      2,698,664      2,585,505
American Funds Global Growth Fund             2,242,680      1,159,685      1,082,995
American Funds Growth Fund                   16,817,804      5,887,235     10,930,569
American Funds Growth-Income Fund            13,164,393      4,812,182      8,352,211
American Funds International Fund             6,676,950      1,744,571      4,932,379
American Funds New World Fund                 1,808,885        695,455      1,113,430
American Funds Global Small
 Capitalization Fund                          2,149,704      1,195,521        954,183
Evergreen VA Balanced Fund                      280,080         48,661        231,419
Evergreen VA Growth Fund                      1,015,426         68,091        947,335
Evergreen VA International Equity Fund          635,720         33,954        601,766
Evergreen VA Omega Fund                         138,888          7,124        131,764
Evergreen VA Special Values Fund              5,714,046        343,888      5,370,158
Evergreen VA Fundamental Large Cap Fund         535,456          9,669        525,787
Franklin Rising Dividends Securities
 Fund                                         7,758,884        827,506      6,931,378
Franklin Income Securities Fund              18,441,483      2,083,919     16,357,564
Franklin Large Cap Growth Securities
 Fund                                         1,789,762        455,576      1,334,186
Franklin Real Estate Fund                        20,267         71,472        (51,205)
Franklin Small-Mid Cap Growth Securities
 Fund                                         2,005,053      1,570,470        434,583
Franklin Strategic Income Securities
 Fund                                         2,931,281        946,990      1,984,291
Franklin Flex Cap Growth Securities Fund        993,047        182,179        810,868
Franklin Large Cap Value Securities Fund        498,812         53,950        444,862
Mutual Shares Securities Fund                 9,164,155      1,701,218      7,462,937
Templeton Developing Markets Securities
 Fund                                         1,503,563        876,505        627,058
Templeton Foreign Securities Fund             4,627,028      1,290,612      3,336,416
Templeton Global Asset Allocation Fund           17,456         25,810         (8,354)
Templeton Growth Securities Fund              9,900,166      2,178,991      7,721,175
Mutual Discovery Securities Fund              3,813,538      1,080,821      2,732,717
Hartford Advisers HLS Fund                    1,141,645      6,929,730     (5,788,085)
Hartford Total Return Bond HLS Fund           4,503,372     10,775,541     (6,272,169)
Hartford Capital Appreciation HLS Fund          347,701      8,718,765     (8,371,064)
Hartford Dividend and Growth HLS Fund         1,989,692      8,499,359     (6,509,667)
Hartford Focus HLS Fund                             364            482           (118)

-------------------------------------------------------------------------------

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
Hartford Global Advisers HLS Fund                 4,480         23,000        (18,520)
Hartford Global Communications HLS Fund             389              6            383
Hartford Global Financial Services HLS
 Fund                                                --             22            (22)
Hartford Global Health HLS Fund                   5,840          9,579         (3,739)
Hartford Global Leaders HLS Fund                 52,701        123,776        (71,075)
Hartford Global Technology HLS Fund              13,459         52,398        (38,939)
Hartford Disciplined Equity HLS Fund             42,762         91,463        (48,701)
Hartford Growth HLS Fund                         48,168             15         48,153
Hartford Growth Opportunities HLS Fund           67,171         17,302         49,869
Hartford High Yield HLS Fund                     60,298         28,847         31,451
Hartford Index HLS Fund                           7,952         28,782        (20,830)
Hartford International Capital
 Appreciation HLS Fund                          159,058         11,790        147,268
Hartford International Small Company HLS
 Fund                                            47,736          3,775         43,961
Hartford International Opportunities HLS
 Fund                                         1,233,924      2,457,291     (1,223,367)
Hartford MidCap HLS Fund                         20,810        143,173       (122,363)
Hartford MidCap Value HLS Fund                      645         17,523        (16,878)
Hartford Money Market HLS Fund              189,851,900    149,548,540     40,303,360
Hartford Mortgage Securities HLS Fund             4,009          8,694         (4,685)
Hartford Small Company HLS Fund                 275,463      1,497,265     (1,221,802)
Hartford SmallCap Growth HLS Fund                32,370         13,721         18,649
Hartford Stock HLS Fund                       1,664,925      5,327,563     (3,662,638)
Hartford U.S. Government Securities HLS
 Fund                                            35,507         20,129         15,378
Hartford Value HLS Fund                           4,039            676          3,363
Hartford Value Opportunities HLS Fund            84,607          1,891         82,716
Hartford Equity Income HLS Fund                  32,082         10,465         21,617
Huntington VA Income Equity Fund                215,639         23,280        192,359
Huntington VA Dividend Capture Fund             545,672         20,748        524,924
Huntington VA Growth Fund                       192,374         14,753        177,621
Huntington VA Mid Corp America Fund             438,291         18,002        420,289
Huntington VA New Economy Fund                  461,350         25,553        435,797
Huntington VA Rotating Markets Fund             148,642          8,716        139,926
Huntington VA International Equity Fund         334,655          5,802        328,853
Huntington VA Macro 100 Fund                    537,846         16,156        521,690
Huntington VA Mortgage Securities Fund          282,785          1,719        281,066
Huntington VA Situs Small Cap Fund            1,581,501         68,812      1,512,689
MFS Capital Opportunities Series                 57,525        347,511       (289,986)
MFS Emerging Growth Series                      488,375        591,435       (103,060)
MFS Global Equity Series                        200,437        147,080         53,357
MFS High Income Series                        1,348,649      1,729,753       (381,104)
MFS Investors Growth Stock Series               280,537        917,481       (636,944)
MFS Investors Trust Series                    4,063,205      1,003,952      3,059,253
MFS Mid Cap Growth Series                       840,289      1,426,964       (586,675)
MFS New Discovery Series                      3,494,329      1,868,925      1,625,404
MFS Total Return Series                       8,125,434      2,455,310      5,670,124
MFS Value Series                              1,707,473        343,016      1,364,457
MFS Research Bond Series                        966,245        135,467        830,778
MFS Research International Series             1,336,273        908,361        427,912
MFS Research Series                             127,255         73,100         54,155

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                              UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                                  ISSUED        REDEEMED      (DECREASE)
------------------------------------------------------------------------------------------
BlackRock Global Growth V.I. Fund                   973          1,830           (857)
BlackRock Large Cap Growth V. I. Fund             4,191         50,125        (45,934)
U.S. Mid Cap Value                                  845             10            835
Capital Opportunities                             3,531              9          3,522
Developing Growth                                   688             --            688
Flexible Income                                   1,300             --          1,300
Columbia Asset Allocation Fund VS            11,019,317     13,725,406     (2,706,089)
Columbia Small Company Growth Fund VS        21,249,471     24,786,364     (3,536,893)
Columbia Large Cap Value Fund VS             36,365,663     41,915,148     (5,549,485)
Columbia Marsico International
 Opportunities Fund VS                        1,379,096      5,407,076     (4,027,980)
Columbia High Yield Fund VS                     743,812      3,816,760     (3,072,948)
Columbia Marsico Focused Equities Fund
 VS                                           1,314,567      5,833,766     (4,519,199)
Columbia Marsico Growth Fund VS               1,234,194      4,838,867     (3,604,673)
Columbia Marsico 21st Century Fund VS         1,092,076      1,248,251       (156,175)
Columbia Marsico Midcap Growth Fund VS        1,337,475      8,582,835     (7,245,360)
JPMorgan Insurance Trust Balanced
 Portfolio - 1                                   16,801         20,968         (4,167)
JPMorgan Insurance Trust Core Bond
 Portfolio - 1                                1,490,850        153,362      1,337,488
JPMorgan Insurance Trust Diversified
 Equity Portfolio - 1                           294,874         38,206        256,668
JPMorgan Insurance Trust Intrepid Mid
 Cap Portfolio - 1                              396,362         50,857        345,505
JPMorgan Insurance Trust Equity Index
 Portfolio - 1                                  991,606        134,880        856,726
JPMorgan Insurance Trust Government Bond
 Portfolio - 1                                  596,951         81,543        515,408
JPMorgan Insurance Trust Intrepid Growth
 Portfolio - 1                                   12,673          5,466          7,207
JPMorgan Insurance Trust Diversified Mid
 Cap Growth Portfolio - 1                       401,782         81,633        320,149
JPMorgan Insurance Trust Diversified Mid
 Cap Value Portfolio - 1                        205,752         81,717        124,035
Jennison 20/20 Focus Portfolio                   27,414          9,098         18,316
Jennison Portfolio                                  436         18,639        (18,203)
Prudential Value Portfolio                       22,232         77,806        (55,574)
SP William Blair International Growth
 Portfolio                                        7,790             29          7,761
Legg Mason Partners Variable All Cap
 Portfolio                                       96,089        356,223       (260,134)
Legg Mason Partners Variable Global High
 yield Bond Portfolio                             3,384         48,126        (44,742)
Legg Mason Partners Variable Investors
 Portfolio                                       34,286         57,202        (22,916)
Legg Mason Partners Variable Total
 Return Portfolio                                13,723         14,849         (1,126)
Growth and Income                                 3,130              2          3,128
Comstock                                          9,426             --          9,426
Wells Fargo Advantage VT Asset
 Allocation Fund                                     --             --             --
Wells Fargo Advantage VT Total Return
 Bond Fund                                           --             --             --
Wells Fargo Advantage VT Equity Income
 Fund                                               610          5,585         (4,975)
Wells Fargo Advantage VT International
 Core Fund                                          326            388            (62)
Wells Fargo Advantage VT Large Company
 Growth Fund                                      1,036             90            946
Wells Fargo Advantage VT Small Cap
 Growth Fund                                        612            443            169
STI Classic VT Capital Appreciation Fund        343,500        118,483        225,017
STI Classic VT Large Cap Relative Value
 Fund                                            11,326         25,818        (14,492)
STI Classic VT Mid-Cap Equity Fund               24,139         18,204          5,935
STI Classic VT Large Cap Value Equity
 Fund                                           234,535         54,603        179,932

-------------------------------------------------------------------------------

    The changes in units outstanding for the year ended December 31, 2005 were as follows:

                                    UNITS          UNITS           NET INCREASE
SUB-ACCOUNT                        ISSUED        REDEEMED           (DECREASE)
------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth
 Fund                               2,924,309      2,752,980            171,329
AIM V.I. Basic Value Fund          10,203,413     13,520,090         (3,316,677)
AIM V.I. Blue Chip Fund             2,366,323      4,064,889         (1,698,566)
AIM V.I. Capital Appreciation
 Fund                               3,056,969      3,317,333           (260,364)
AIM V.I. Core Equity Fund              20,833          1,776             19,057
AIM V.I. Demographic Trends
 Fund                                 598,987      1,384,424           (785,437)
AIM V.I. Government Securities
 Fund                              73,399,323     21,611,877         51,787,446
AIM V.I. High Yield Fund              393,013        527,449           (134,436)
AIM V.I. International Growth
 Fund                              14,874,098      6,096,464          8,777,634
AIM V.I. Mid Cap Core Equity
 Fund                              19,320,444      9,977,559          9,342,885
AIM V.I. Premier Equity Fund       40,801,843      4,975,167         35,826,676
AIM V.I. Small Cap Equity Fund        487,958         91,224            396,734
AIM V.I. Large Cap Growth Fund         73,303          7,039             66,264
American Funds Asset
 Allocation Fund                    7,612,917      2,500,075          5,112,842
American Funds Blue Chip
 Income and Growth Fund            37,195,013     15,697,260         21,497,753
American Funds Bond Fund            5,125,205      1,952,043          3,173,162
American Funds Global Growth
 Fund                               2,236,745        895,726          1,341,019
American Funds Growth Fund         17,593,877      3,712,602         13,881,275
American Funds Growth-Income
 Fund                              16,045,875      3,187,749         12,858,126
American Funds International
 Fund                               5,552,674      1,162,933          4,389,741
American Funds New World Fund       1,209,764        460,622            749,142
American Funds Global Small
 Capitalization Fund                1,998,282        652,299          1,345,983
Evergreen VA Balanced Fund            129,524          1,672            127,852
Evergreen VA Growth Fund              415,721         14,167            401,554
Evergreen VA International
 Equity Fund                          335,161            127            335,034
Evergreen VA Omega Fund                56,903             --             56,903
Evergreen VA Special Values
 Fund                               2,999,541         24,775          2,974,766
Evergreen VA Fundamental Large
 Cap Fund                              27,191             --             27,191
Franklin Rising Dividends
 Securities Fund                    6,935,353        759,674          6,175,679
Franklin Income Securities
 Fund                              22,943,222      1,383,084         21,560,138
Franklin Large Cap Growth
 Securities Fund                    2,236,191        247,252          1,988,939
Franklin Real Estate Fund              22,556         87,330            (64,774)
Franklin Small-Mid Cap Growth
 Securities Fund                    2,674,917      1,877,825            797,092
Franklin Strategic Income
 Securities Fund                    3,481,758        788,720          2,693,038
Mutual Shares Securities Fund      11,743,268      1,179,496         10,563,772
Templeton Developing Markets
 Securities Fund                    1,365,207        345,746          1,019,461
Templeton Foreign Securities
 Fund                               6,585,540      1,297,393          5,288,147
Templeton Global Asset
 Allocation Fund                       13,095         67,456            (54,361)
Templeton Growth Securities
 Fund                              14,184,447      1,961,089         12,223,358
Mutual Discovery Securities
 Fund                               2,135,959        423,433          1,712,526
Franklin Flex Cap Growth
 Securities Fund                      666,761         44,923            621,838
Franklin Large Cap Value
 Securities Fund                      190,699         41,441            149,258
Hartford Advisers HLS Fund          3,241,800      8,928,931         (5,687,131)
Hartford Total Return Bond HLS
 Fund                              11,934,248      8,170,904          3,763,344
Hartford Capital Appreciation
 HLS Fund                           3,527,419      7,969,237         (4,441,818)
Hartford Dividend and Growth
 HLS Fund                           8,041,445      5,186,159          2,855,286

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                    UNITS          UNITS           NET INCREASE
SUB-ACCOUNT                        ISSUED        REDEEMED           (DECREASE)
------------------------------------------------------------------------------------
Hartford Focus HLS Fund                   428            837               (409)
Hartford Global Advisers HLS
 Fund                                   4,162         43,559            (39,397)
Hartford Global Communications
 HLS Fund                                 510            422                 88
Hartford Global Financial
 Services HLS Fund                          4          1,308             (1,304)
Hartford Global Health HLS
 Fund                                   6,745         37,348            (30,603)
Hartford Global Leaders HLS
 Fund                                  43,100         90,083            (46,983)
Hartford Global Technology HLS
 Fund                                  14,612         69,087            (54,476)
Hartford Disciplined Equity
 HLS Fund                              14,751         97,442            (82,691)
Hartford Growth HLS Fund                  272              6                266
Hartford Growth Opportunities
 HLS Fund                              51,210          5,322             45,888
Hartford High Yield HLS Fund           19,372         49,379            (30,007)
Hartford Index HLS Fund                17,915         31,880            (13,965)
Hartford International Capital
 Appreciation HLS Fund                201,189         18,744            182,445
Hartford International Small
 Company HLS Fund                      35,020          2,210             32,810
Hartford International
 Opportunities HLS Fund             3,442,215      1,592,301          1,849,914
Hartford MidCap HLS Fund                7,224        190,291           (183,067)
Hartford MidCap Value HLS Fund            785         49,111            (48,326)
Hartford Money Market HLS Fund    134,577,468    111,430,908         23,146,560
Hartford Mortgage Securities
 HLS Fund                               4,240         53,032            (48,792)
Hartford Small Company HLS
 Fund                                 172,933      1,184,696         (1,011,763)
Hartford SmallCap Growth HLS
 Fund                                  58,060          4,093             53,967
Hartford Stock HLS Fund             6,933,083      4,994,195          1,938,888
Hartford U.S. Government
 Securities HLS Fund                  104,214        209,922           (105,708)
Hartford Value HLS Fund               104,037         27,147             76,890
Hartford Value Opportunities
 HLS Fund                             118,066          2,566            115,500
Hartford Equity Income HLS
 Fund                                  18,500            994             17,506
Huntington VA Income Equity
 Fund                                  42,572          8,211             34,361
Huntington VA Dividend Capture
 Fund                                 217,583         11,087            206,496
Huntington VA Growth Fund              67,134         11,598             55,536
Huntington VA Mid Corp America
 Fund                                 152,846          7,299            145,547
Huntington VA New Economy Fund        116,647          3,187            113,460
Huntington VA Rotating Markets
 Fund                                  14,671          5,990              8,681
Huntington VA International
 Equity Fund                           22,216            568             21,648
Huntington VA Macro 100 Fund          194,865         10,305            184,560
Huntington VA Mortgage
 Securities Fund                       14,528             27             14,501
Huntington VA Situs Small Cap
 Fund                                 834,893         29,875            805,018
MFS Capital Opportunities
 Series                                97,120        356,698           (259,578)
MFS Emerging Growth Series            383,813        441,565            (57,752)
MFS Global Equity Series              190,396        261,321            (70,925)
MFS High Income Series              2,531,453      1,939,605            591,848
MFS Investors Growth Stock
 Series                               332,605        871,358           (538,753)
MFS Investors Trust Series          4,727,525        762,892          3,964,633
MFS Mid Cap Growth Series           1,379,294      1,199,893            179,401
MFS New Discovery Series            3,308,049        768,841          2,539,208
MFS Total Return Series             9,235,342      2,137,106          7,098,236
MFS Value Series                      819,168        211,478            607,690
MFS Research Bond Series Fund         303,947         45,648            258,299
MFS Research International
 Series Fund                           73,798          1,948             71,850

-------------------------------------------------------------------------------

                                    UNITS          UNITS           NET INCREASE
SUB-ACCOUNT                        ISSUED        REDEEMED           (DECREASE)
------------------------------------------------------------------------------------
MFS Research Series Fund               99,669         23,421             76,248
Mecury Global Growth V.I. Fund            704          7,083             (6,379)
Mercury Large Cap Growth V.I.
 Fund                                   6,847          5,051              1,796
Nations Marsico International
 Opportunities Portfolio            5,299,809      2,665,372          2,634,437
Nations High Yield Bond
 Portfolio                          2,177,161      3,647,660         (1,470,499)
Nations International Value
 Portfolio                                234      3,419,730         (3,419,496)
Nations Marsico Focused
 Equities Portfolio                 2,957,959      3,184,955           (226,996)
Nations Asset Allocation
 Portfolio                            922,578      1,194,720           (272,142)
Nations Marsico Growth
 Portfolio                          4,155,489      2,805,136          1,350,353
Nations Marsico 21st Century
 Portfolio                          2,011,297        775,446          1,235,851
Nations Midcap Growth
 Portfolio                          7,385,897      4,498,429          2,887,468
Nations Small Company
 Portfolio                          3,451,759      2,284,800          1,166,959
Nations Value Portfolio             4,877,489      3,489,276          1,388,213
JPMorgan Investment Trust
 Balanced Portfolio                    71,129         13,010             58,119
JPMorgan Investment Trust Bond
 Portfolio                          1,869,975         38,004          1,831,971
JPMorgan Investment Trust
 Diversified Equity Portfolio         400,760          8,818            391,942
JPMorgan Investment Trust
 Diversified Mid Cap
 Portfolio                             45,771          2,966             42,805
JPMorgan Investment Trust
 Equity Index Portfolio             1,424,176         36,640          1,387,536
JPMorgan Investment Trust
 Government Bond Portfolio            752,529         20,830            731,699
JPMorgan Investment Trust
 Large Cap Growth Portfolio             9,286          5,996              3,290
JPMorgan Investment Trust Mid
 Cap Growth Portfolio                 495,470         22,026            473,444
JPMorgan Investment Trust Mid
 Cap Value Portfolio                  541,612         18,360            523,252
Jennison 20/20 Focus Portfolio          2,525          7,595             (5,070)
Jennison Portfolio                      1,081         34,105            (33,024)
Prudential Value Portfolio              3,162         10,498             (7,336)
SP William Blair International
 Growth Portfolio                       6,781             20              6,761
Salomon Brothers Variable All
 Cap Fund                             162,060        232,606            (70,546)
Salomon Brothers Variable High
 Yield Bond Fund                       19,083         28,831             (9,748)
Salomon Brothers Variable
 Investors Fund                        31,312         30,388                924
Salomon Brothers Variable
 Total Return Fund                     21,967        107,152            (85,185)
Wells Fargo Advantage Asset
 Allocation Fund                           --             --                 --
Wells Fargo Advantage Total
 Return Bond Fund                       6,897             --              6,897
Wells Fargo Advantage Equity
 Income Fund                           20,973             36             20,937
Wells Fargo Advantage
 International Core Fund                6,359            215              6,144
Wells Fargo Advantage Large
 Company Growth Fund                    5,909            116              5,793
Wells Fargo Advantage Small
 Cap Growth Fund                        4,037            200              3,837
STI Classic VT Capital
 Appreciation Fund                    319,749         52,451            267,298
STI Classic VT Large Cap
 Relative Value Fund                    4,787         42,778            (37,991)
STI Classic VT Mid-Cap Equity
 Fund                                  16,053         31,179            (15,126)
STI Classic VT Large Cap Value
 Equity Fund                          157,852         13,597            144,255

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS

    The following is a summary of units, unit fair value, contract owners' equity, expense ratios, investment income ratios, and total return showing the minimum and maximum contract charges for which a series of each Sub-Account has outstanding units.

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
AIM V.I. BASIC VALUE FUND
 2006  Lowest contract charges                 13,159      $1.529265             $20,122
    Highest contract charges                   19,533       1.430310              27,938
    Remaining contract charges             64,543,850             --          95,224,860
 2005  Lowest contract charges                  4,429       1.362431               6,034
    Highest contract charges                   15,469       1.296106              20,049
    Remaining contract charges             70,510,230             --          93,589,833
 2004  Lowest contract charges                 14,913       1.316677              19,633
    Highest contract charges                  338,958       1.258072             426,433
    Remaining contract charges             73,492,934             --          93,997,564
 2003  Lowest contract charges                  5,529       1.196762               6,617
    Highest contract charges                  422,064       1.162679             490,725
    Remaining contract charges             50,215,921             --          58,941,311
 2002  Lowest contract charges                  5,529       0.904142               4,999
    Highest contract charges                  126,999       0.890762             113,126
    Remaining contract charges             13,122,948             --          11,752,150
AIM V.I. CAPITAL APPRECIATION FUND
 2006  Lowest contract charges                  1,405       1.448235               2,040
    Highest contract charges                    8,071       1.339498              10,811
    Remaining contract charges             31,670,543             --          42,945,669
 2005  Lowest contract charges                  1,406       1.375395               1,934
    Highest contract charges                   14,540       1.293952              18,815
    Remaining contract charges             14,335,563             --          18,104,870
 2004  Lowest contract charges                  3,083       1.275804               3,933
    Highest contract charges                      545       1.218998                 665
    Remaining contract charges             14,608,245             --          17,212,008
 2003  Lowest contract charges                  2,928       1.207936               3,537
    Highest contract charges                   46,484       0.807595              37,540
    Remaining contract charges             11,269,817             --          12,746,616
 2002  Lowest contract charges                  1,902       0.941523               1,791
    Highest contract charges                   10,036       0.638670               6,410
    Remaining contract charges              3,042,360             --           2,639,549
AIM V.I. CORE EQUITY FUND
 2006  Lowest contract charges                    271      11.972479               3,230
    Highest contract charges                      891      11.604187              10,340
    Remaining contract charges             12,693,990             --         123,078,967
 2005  Lowest contract charges                     94      10.346561                 972
    Highest contract charges                      297      10.204436               3,027
    Remaining contract charges                 18,666             --             191,463

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AIM V.I. BASIC VALUE FUND
 2006  Lowest contract charges                0.85%              0.42%             12.25%
    Highest contract charges                  2.55%              0.41%             10.35%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              0.32%              9.20%
    Highest contract charges                  2.52%              0.17%              3.08%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%                --              10.02%
    Highest contract charges                  2.46%                --               8.33%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              0.04%             32.36%
    Highest contract charges                  2.33%              0.06%             30.53%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.95%                --              22.88%
    Highest contract charges                  0.93%                --               4.57%
    Remaining contract charges                  --                 --                 --
AIM V.I. CAPITAL APPRECIATION FUND
 2006  Lowest contract charges                0.94%              0.06%              5.30%
    Highest contract charges                  2.54%              0.10%              3.62%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.97%              0.33%              7.81%
    Highest contract charges                  2.47%              0.06%              6.15%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%                --               5.62%
    Highest contract charges                  2.41%                --               3.99%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.94%                --              28.30%
    Highest contract charges                  2.38%                --              26.45%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.90%                --              25.07%
    Highest contract charges                  1.00%                --               3.98%
    Remaining contract charges                  --                 --                 --
AIM V.I. CORE EQUITY FUND
 2006  Lowest contract charges                0.86%              0.64%             15.72%
    Highest contract charges                  2.53%              0.85%             13.77%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.91%             13.82%              7.33%
    Highest contract charges                  2.44%              4.86%              6.16%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES FUND
 2006  Lowest contract charges                  5,947      $1.129202              $6,715
    Highest contract charges                   32,415       1.056100              34,234
    Remaining contract charges            211,441,876             --         230,543,331
 2005  Lowest contract charges                  6,162       1.113189               6,859
    Highest contract charges                1,605,015       1.047274           1,680,890
    Remaining contract charges            168,644,111             --         180,709,907
 2004  Lowest contract charges                 19,935       1.105472              22,035
    Highest contract charges                  348,325       1.056247             367,917
    Remaining contract charges            118,099,582             --         126,808,385
 2003  Lowest contract charges                  4,974       1.088130               5,412
    Highest contract charges                   57,555       1.055918              60,773
    Remaining contract charges             79,779,626             --          85,143,304
 2002  Lowest contract charges              5,888,813       1.080652           6,363,757
    Highest contract charges                   11,876       1.070119              12,709
    Remaining contract charges             25,568,627             --          27,493,195
AIM V.I. HIGH YIELD FUND
 2006  Lowest contract charges                249,291       1.320408             329,164
    Highest contract charges                  131,068       1.270812             166,563
    Remaining contract charges                863,769             --           1,115,302
 2005  Lowest contract charges                288,284       1.212824             349,637
    Highest contract charges                  106,920       1.176633             125,805
    Remaining contract charges              1,073,299             --           1,278,697
 2004  Lowest contract charges                422,299       1.201005             507,185
    Highest contract charges                    5,724       1.174516               6,722
    Remaining contract charges              1,174,916             --           1,392,801
 2003  Lowest contract charges                358,849       1.098081             394,046
    Highest contract charges                   16,888       1.082839              18,287
    Remaining contract charges                889,498             --             968,166
 2002  Lowest contract charges                341,019       0.872296             297,470
    Highest contract charges                    9,079       0.866662               7,868
    Remaining contract charges                436,970             --             379,187

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AIM V.I. GOVERNMENT SECURITIES FUND
 2006  Lowest contract charges                0.84%             10.24%              2.67%
    Highest contract charges                  2.53%              5.88%              0.94%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.96%              1.72%              0.70%
    Highest contract charges                  2.47%              5.14%              0.85%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              4.23%              1.59%
    Highest contract charges                  2.45%              8.85%              0.03%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.94%              5.26%              0.11%
    Highest contract charges                  2.37%              5.38%              1.33%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.38%              4.44%              8.07%
    Highest contract charges                  0.88%             10.66%              3.30%
    Remaining contract charges                  --                 --                 --
AIM V.I. HIGH YIELD FUND
 2006  Lowest contract charges                1.70%              7.84%              8.87%
    Highest contract charges                  2.50%              9.48%              8.00%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.70%              7.79%              0.98%
    Highest contract charges                  2.46%             17.65%              0.18%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.70%              3.27%              9.37%
    Highest contract charges                  2.49%              3.75%              8.50%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.70%              7.65%             25.88%
    Highest contract charges                  1.57%             15.96%             13.34%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.69%                --               7.43%
    Highest contract charges                  0.91%                --               4.08%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND
 2006  Lowest contract charges                  8,403      $2.121749             $17,832
    Highest contract charges                  312,363       1.987459             620,810
    Remaining contract charges             21,663,673             --          44,398,595
 2005  Lowest contract charges                629,932       1.661728           1,046,775
    Highest contract charges                  207,228       1.589077             329,301
    Remaining contract charges             13,292,941             --          21,579,639
 2004  Lowest contract charges                257,992       1.428246             368,476
    Highest contract charges                    2,706       1.381589               3,739
    Remaining contract charges              5,091,769             --           7,142,795
 2003  Lowest contract charges                 84,301       1.167399              98,413
    Highest contract charges                    4,636       1.143632               5,302
    Remaining contract charges              2,135,884             --           2,462,812
 2002  Lowest contract charges                 99,391       0.915485              90,991
    Highest contract charges                    3,783       0.907150               3,431
    Remaining contract charges                624,487             --             569,172
AIM V.I. MID CAP CORE EQUITY FUND
 2006  Lowest contract charges                 21,069       1.678202              35,359
    Highest contract charges                    5,855       1.569599               9,190
    Remaining contract charges             71,919,884             --         116,362,714
 2005  Lowest contract charges                  7,853       1.521487              11,948
    Highest contract charges                   15,209       1.447415              22,014
    Remaining contract charges             75,328,078             --         111,600,334
 2004  Lowest contract charges                 32,304       1.444712              46,667
    Highest contract charges                  184,485       1.380406             254,664
    Remaining contract charges             65,791,466             --          92,311,846
 2003  Lowest contract charges                 20,184       1.281424              25,865
    Highest contract charges                   10,043       1.243511              12,489
    Remaining contract charges             44,574,170             --          56,002,913
 2002  Lowest contract charges                 19,189       1.016105              19,498
    Highest contract charges                    1,723       1.000434               1,724
    Remaining contract charges              8,730,140             --           8,782,822
AIM V.I. SMALL CAP EQUITY FUND
 2006  Lowest contract charges                  5,270      14.579513              76,824
    Highest contract charges                    1,084      13.854438              15,024
    Remaining contract charges              1,400,494             --          19,800,925
 2005  Lowest contract charges                    114      12.450323               1,423
    Highest contract charges                   19,967      12.113955             241,875
    Remaining contract charges                945,925             --          11,607,519
 2004  Lowest contract charges                 34,537      11.646808             402,239
    Highest contract charges                    3,738      11.488515              42,941
    Remaining contract charges                530,997             --           6,140,237
 2003  Lowest contract charges                  1,583      10.790046              17,080
    Highest contract charges                    4,460      10.773220              48,053
    Remaining contract charges                 30,643             --             330,315

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH FUND
 2006  Lowest contract charges                0.87%              7.34%             27.15%
    Highest contract charges                  2.50%              1.25%             25.07%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.34%              0.86%             16.35%
    Highest contract charges                  2.45%              1.39%             15.02%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.34%              1.09%             22.34%
    Highest contract charges                  2.47%              0.94%             20.95%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.89%              1.25%             28.41%
    Highest contract charges                  2.34%              0.68%             26.07%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.37%              1.71%             16.85%
    Highest contract charges                  0.95%              0.99%              7.64%
    Remaining contract charges                  --                 --                 --
AIM V.I. MID CAP CORE EQUITY FUND
 2006  Lowest contract charges                0.85%              1.56%             10.30%
    Highest contract charges                  2.55%              0.43%              8.44%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              3.07%              9.01%
    Highest contract charges                  2.43%              1.03%              4.91%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              0.17%             12.74%
    Highest contract charges                  2.47%              0.29%             11.01%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%                --              26.11%
    Highest contract charges                  2.38%                --              24.30%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.93%                --              11.94%
    Highest contract charges                  0.78%                --               1.31%
    Remaining contract charges                  --                 --                 --
AIM V.I. SMALL CAP EQUITY FUND
 2006  Lowest contract charges                0.95%                --              16.33%
    Highest contract charges                  2.55%                --              14.48%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.27%                --               6.77%
    Highest contract charges                  2.47%                --               5.44%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.34%              0.01%              7.94%
    Highest contract charges                  2.42%              0.01%              6.71%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.21%              0.07%              7.90%
    Highest contract charges                  0.43%              0.15%              7.73%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
AIM V.I. LARGE CAP GROWTH FUND
 2006  Lowest contract charges                 94,375     $11.474082          $1,082,856
    Highest contract charges                    1,711      11.223754              19,203
    Remaining contract charges              1,876,606             --          21,306,731
 2005  Lowest contract charges                  2,138      10.763925              23,012
    Highest contract charges                    3,646      10.674076              38,919
    Remaining contract charges                 60,480             --             648,082
AMERICAN FUNDS GLOBAL BOND FUND
 2006  Lowest contract charges                 79,113      10.206665             807,470
    Highest contract charges                      127      10.179637               1,294
    Remaining contract charges                204,020             --           2,079,237
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 2006  Lowest contract charges                 15,747      10.961310             172,585
    Highest contract charges                   19,621      10.828350             212,465
    Remaining contract charges              3,949,183             --          42,995,032
AMERICAN FUNDS ASSET ALLOCATION FUND
 2006  Lowest contract charges                  9,093      14.742829             134,058
    Highest contract charges                   10,842      12.941607             140,311
    Remaining contract charges             35,430,207             --         472,725,601
 2005  Lowest contract charges                  3,416      12.967584              44,295
    Highest contract charges                   11,106      11.578387             128,589
    Remaining contract charges             32,875,512             --         388,850,776
 2004  Lowest contract charges                 31,500      12.192260             384,068
    Highest contract charges                  140,955      10.888180           1,534,739
    Remaining contract charges             27,604,737             --         303,881,995
 2003  Lowest contract charges                 25,058      11.361024             284,681
    Highest contract charges                  104,344      10.056939           1,049,378
    Remaining contract charges             16,517,574             --         170,141,584
 2002  Lowest contract charges                 11,558       9.421141             108,886
    Highest contract charges                   11,606       8.457210              98,158
    Remaining contract charges              5,930,973             --          51,011,360

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AIM V.I. LARGE CAP GROWTH FUND
 2006  Lowest contract charges                1.35%              0.36%              6.60%
    Highest contract charges                  2.53%              0.28%              5.33%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.32%                --              13.83%
    Highest contract charges                  2.27%                --              13.08%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS GLOBAL BOND FUND
 2006  Lowest contract charges                0.33%              1.99%              1.78%
    Highest contract charges                  0.61%              2.04%              1.62%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS GLOBAL GROWTH AND
 INCOME FUND
 2006  Lowest contract charges                0.63%              1.31%              9.68%
    Highest contract charges                  1.85%              1.07%              8.48%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS ASSET ALLOCATION FUND
 2006  Lowest contract charges                0.85%              2.93%             13.69%
    Highest contract charges                  2.55%              2.20%             11.77%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              5.75%             10.09%
    Highest contract charges                  2.50%              5.87%              6.39%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              2.06%              7.32%
    Highest contract charges                  2.48%              4.16%              5.67%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              2.79%             20.59%
    Highest contract charges                  2.33%              3.60%             18.92%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              6.80%             13.21%
    Highest contract charges                  0.95%              7.15%              4.01%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH FUND
 2006  Lowest contract charges                 91,280      $1.233362            $112,581
    Highest contract charges                   41,115       1.151721              47,353
    Remaining contract charges            202,397,116             --         240,929,680
 2005  Lowest contract charges                 20,649       1.059379              21,875
    Highest contract charges                   23,959       1.006214              24,108
    Remaining contract charges            195,958,735             --         202,234,532
 2004  Lowest contract charges                246,118       1.010226             248,636
    Highest contract charges                  848,687       0.963014             817,298
    Remaining contract charges            173,410,785             --         169,988,158
 2003  Lowest contract charges                172,227       0.929316             160,053
    Highest contract charges                   67,552       0.899720              60,778
    Remaining contract charges            118,903,937             --         108,175,918
 2002  Lowest contract charges                 69,862       0.717667              50,138
    Highest contract charges                    3,233       0.704939               2,279
    Remaining contract charges             35,378,981             --          25,106,764
AMERICAN FUNDS BOND FUND
 2006  Lowest contract charges                 14,443      14.412511             208,210
    Highest contract charges                    7,791      12.735633              99,228
    Remaining contract charges             23,817,715             --         322,290,202
 2005  Lowest contract charges                  1,240      13.586510              16,852
    Highest contract charges                    3,804      12.211532              46,457
    Remaining contract charges             21,249,400             --         273,375,519
 2004  Lowest contract charges                 17,553      13.723684             240,877
    Highest contract charges                   51,011      12.337271             629,330
    Remaining contract charges             18,012,718             --         232,492,034
 2003  Lowest contract charges                 13,293      13.105524             174,215
    Highest contract charges                   10,910      11.965616             130,544
    Remaining contract charges             12,943,734             --         161,271,597
 2002  Lowest contract charges                 12,134      11.729397             142,328
    Highest contract charges                    1,469      10.865552              15,967
    Remaining contract charges              5,607,900             --          63,480,647

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AMERICAN FUNDS BLUE CHIP INCOME AND
 GROWTH FUND
 2006  Lowest contract charges                0.85%              0.94%             16.42%
    Highest contract charges                  2.55%              1.10%             14.46%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%                --              10.76%
    Highest contract charges                  2.52%              1.77%              4.54%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              0.67%              8.71%
    Highest contract charges                  2.48%              0.76%              7.04%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%                --              29.49%
    Highest contract charges                  2.38%                --              27.63%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              4.45%             23.80%
    Highest contract charges                  0.93%                --               6.71%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS BOND FUND
 2006  Lowest contract charges                0.85%              4.20%              6.08%
    Highest contract charges                  2.55%              3.91%              4.29%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%                --               1.99%
    Highest contract charges                  2.51%              2.31%              0.97%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              3.86%              4.72%
    Highest contract charges                  2.48%              3.61%              3.11%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              3.91%             11.73%
    Highest contract charges                  2.38%              3.36%             10.12%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              0.69%              3.06%
    Highest contract charges                  0.92%                --               6.62%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 2006  Lowest contract charges                   5,571     $15.860019             $88,303
    Highest contract charges                   158,950      10.690350           1,699,231
    Remaining contract charges               8,845,154             --         125,201,855
 2005  Lowest contract charges                   1,628      13.282208              21,622
    Highest contract charges                   134,658       9.101673           1,225,609
    Remaining contract charges               7,790,394             --          93,579,489
 2004  Lowest contract charges                   7,631      11.947825              91,171
    Highest contract charges                    44,539       8.180564             364,354
    Remaining contract charges               6,533,491             --          70,518,602
 2003  Lowest contract charges                   2,922      10.628399              31,055
    Highest contract charges                        94       8.056988                 759
    Remaining contract charges               4,535,277             --          44,669,760
 2002  Lowest contract charges                   2,390       7.931821              18,956
    Highest contract charges                     1,199       7.813756               9,369
    Remaining contract charges               2,925,178             --          22,477,863
AMERICAN FUNDS GROWTH FUND
 2006  Lowest contract charges                  28,337      15.093084             427,690
    Highest contract charges                    23,101       9.520749             219,938
    Remaining contract charges              90,320,629             --       1,090,579,756
 2005  Lowest contract charges                   4,752      13.810812              65,627
    Highest contract charges                    11,673       8.861284             103,435
    Remaining contract charges              79,425,073             --         886,438,634
 2004  Lowest contract charges                  42,471      12.197135             518,021
    Highest contract charges                   468,853       7.827248           3,669,828
    Remaining contract charges              65,048,899             --         642,758,376
 2003  Lowest contract charges                  35,224      10.945673             385,546
    Highest contract charges                    33,403       7.107056             237,400
    Remaining contract charges              42,361,291             --         389,719,430
 2002  Lowest contract charges                  17,733       8.077122             143,228
    Highest contract charges                     3,087       5.320989              16,426
    Remaining contract charges              15,553,643             --         114,499,384

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AMERICAN FUNDS GLOBAL GROWTH FUND
 2006  Lowest contract charges                0.85%              0.96%             19.41%
    Highest contract charges                  2.50%              0.87%             17.46%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              0.42%             17.60%
    Highest contract charges                  2.48%              0.60%             11.26%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              0.39%             12.41%
    Highest contract charges                  2.46%              0.46%             10.69%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              0.40%             34.00%
    Highest contract charges                  2.26%              0.51%             32.07%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              0.63%             15.45%
    Highest contract charges                  0.93%                --               0.98%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS GROWTH FUND
 2006  Lowest contract charges                0.85%              1.31%              9.29%
    Highest contract charges                  2.55%              0.89%              7.44%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              1.64%             19.29%
    Highest contract charges                  2.48%              1.84%             13.27%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              0.18%             11.43%
    Highest contract charges                  2.47%              0.31%              9.72%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              0.13%             35.52%
    Highest contract charges                  2.38%              0.17%             33.57%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.95%              0.05%             25.17%
    Highest contract charges                  0.88%              0.20%              0.10%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2006  Lowest contract charges                  30,992     $15.836641            $491,741
    Highest contract charges                    11,471      13.560686             155,556
    Remaining contract charges              77,645,787             --       1,077,756,144
 2005  Lowest contract charges                   5,878      13.864101              81,500
    Highest contract charges                     5,016      12.075123              60,575
    Remaining contract charges              69,325,145             --         846,621,187
 2004  Lowest contract charges                  66,034      13.442572             887,665
    Highest contract charges                   318,876      11.710192           3,734,103
    Remaining contract charges              56,093,003             --         657,483,748
 2003  Lowest contract charges                  60,328      12.295297             741,752
    Highest contract charges                    47,320      10.721995             507,366
    Remaining contract charges              37,412,217             --         403,029,042
 2002  Lowest contract charges                  30,679       9.373211             287,564
    Highest contract charges                     3,390       8.293041              28,113
    Remaining contract charges              17,009,511             --         140,736,557
AMERICAN FUNDS INTERNATIONAL FUND
 2006  Lowest contract charges                   6,037      15.726302              94,926
    Highest contract charges                   365,767      10.833523           3,962,545
    Remaining contract charges              21,168,172             --         303,228,279
 2005  Lowest contract charges                     304      13.330608               4,054
    Highest contract charges                   204,547       9.335922           1,909,635
    Remaining contract charges              16,402,746             --         201,791,781
 2004  Lowest contract charges                  11,445      11.258248             128,862
    Highest contract charges                    65,212       7.878061             513,741
    Remaining contract charges              12,141,199             --         126,332,462
 2003  Lowest contract charges                   3,048       9.525521              29,031
    Highest contract charges                       949       7.405010               7,025
    Remaining contract charges               6,069,692             --          56,421,063
 2002  Lowest contract charges                   3,437       7.131052              24,506
    Highest contract charges                       307       5.624453               1,725
    Remaining contract charges               3,565,986             --          26,142,026

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME FUND
 2006  Lowest contract charges                0.85%              2.37%             14.23%
    Highest contract charges                  2.55%              1.69%             12.30%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              3.07%              9.51%
    Highest contract charges                  2.52%              2.29%              3.17%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              0.88%              9.33%
    Highest contract charges                  2.47%              1.62%              7.65%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              1.21%             31.18%
    Highest contract charges                  2.38%              1.52%             29.29%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              2.72%             19.12%
    Highest contract charges                  0.89%              6.90%              3.56%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS INTERNATIONAL FUND
 2006  Lowest contract charges                0.85%              3.11%             17.97%
    Highest contract charges                  2.50%              1.95%             16.04%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              3.44%             23.72%
    Highest contract charges                  2.48%              2.10%             18.51%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              2.98%             18.19%
    Highest contract charges                  2.47%              2.34%             16.37%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              1.24%             33.58%
    Highest contract charges                  2.39%              1.57%             31.66%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              2.85%             15.65%
    Highest contract charges                  0.92%                --               3.00%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2006  Lowest contract charges                   2,255     $23.530316             $53,065
    Highest contract charges                    86,947      19.667749           1,710,049
    Remaining contract charges               3,978,305             --          84,459,785
 2005  Lowest contract charges                     181      18.191741               3,284
    Highest contract charges                    47,782      15.208322             726,678
    Remaining contract charges               2,906,114             --          47,451,190
 2004  Lowest contract charges                     589      15.210970               8,943
    Highest contract charges                    16,540      12.914857             213,606
    Remaining contract charges               2,187,806             --          30,241,675
 2003  Lowest contract charges                  40,899      12.765628             522,103
    Highest contract charges                     2,107      11.765582              24,792
    Remaining contract charges               1,224,594             --          14,478,687
 2002  Lowest contract charges                 246,870       8.820144           2,177,433
    Highest contract charges                       604       8.654552               5,227
    Remaining contract charges                 303,130             --           2,630,450
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2006  Lowest contract charges                   3,305      20.144150              66,605
    Highest contract charges                   141,109      14.633974           2,064,983
    Remaining contract charges               6,543,184             --         119,065,915
 2005  Lowest contract charges                     766      16.376893              12,548
    Highest contract charges                    88,832      12.095083           1,074,428
    Remaining contract charges               5,643,817             --          84,443,111
 2004  Lowest contract charges                  10,996      13.406321             147,425
    Highest contract charges                    33,221       9.893043             328,654
    Remaining contract charges               4,343,215             --          53,267,193
 2003  Lowest contract charges                   2,012      11.196332              22,528
    Highest contract charges                       882       8.501150               7,499
    Remaining contract charges               2,541,581             --          27,196,578
 2002  Lowest contract charges                 466,524       7.782819           3,630,872
    Highest contract charges                       644       5.671489               3,653
    Remaining contract charges                 632,927             --           4,752,760
EVERGREEN VA BALANCED FUND
 2006  Lowest contract charges                  29,320       1.049553              30,773
    Highest contract charges                     3,330       0.986711               3,286
    Remaining contract charges                 326,621             --             331,911
 2005  Lowest contract charges                   5,024       0.968453               4,865
    Highest contract charges                    29,762       0.920995              27,411
    Remaining contract charges                  93,066             --              86,874
EVERGREEN VA GROWTH FUND
 2006  Lowest contract charges                 152,313       1.435554             218,653
    Highest contract charges                    18,026       0.986828              17,789
    Remaining contract charges               1,178,550             --           1,284,639
 2005  Lowest contract charges                  38,637       1.310456              50,633
    Highest contract charges                     6,964       0.911255               6,346
    Remaining contract charges                 355,953             --             381,008

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
AMERICAN FUNDS NEW WORLD FUND
 2006  Lowest contract charges                0.85%              1.20%             31.47%
    Highest contract charges                  2.50%              1.56%             29.32%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.95%                --              19.60%
    Highest contract charges                  2.48%              1.22%             17.76%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              2.29%             17.68%
    Highest contract charges                  2.47%              2.52%             15.87%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.88%                --              33.34%
    Highest contract charges                  2.32%              1.00%             35.95%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              1.73%              6.98%
    Highest contract charges                  0.98%                --               0.30%
    Remaining contract charges                  --                 --                 --
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2006  Lowest contract charges                0.85%              0.52%             23.00%
    Highest contract charges                  2.50%              0.48%             20.99%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              0.25%             24.21%
    Highest contract charges                  2.48%              0.92%             22.26%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%                --              19.74%
    Highest contract charges                  2.46%                --              17.90%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.94%              0.33%             52.08%
    Highest contract charges                  2.39%              0.60%             49.89%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              0.73%             20.18%
    Highest contract charges                  0.84%                --               5.41%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA BALANCED FUND
 2006  Lowest contract charges                1.36%              3.92%              8.37%
    Highest contract charges                  2.50%              3.01%              7.14%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.35%              2.48%              6.62%
    Highest contract charges                  2.48%              1.90%              5.81%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA GROWTH FUND
 2006  Lowest contract charges                1.35%                --               9.55%
    Highest contract charges                  2.50%                --               8.29%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.31%                --              16.46%
    Highest contract charges                  2.44%                --              15.57%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2006  Lowest contract charges                 116,173      $2.003304            $232,729
    Highest contract charges                    47,763       1.181155              56,415
    Remaining contract charges                 772,864             --           1,015,664
 2005  Lowest contract charges                  15,966       1.648684              26,324
    Highest contract charges                    48,849       0.983301              48,033
    Remaining contract charges                 270,219             --             300,482
EVERGREEN VA OMEGA FUND
 2006  Lowest contract charges                  26,854       0.850503              22,840
    Highest contract charges                     2,857       0.842721               2,407
    Remaining contract charges                 158,956             --             107,682
 2005  Lowest contract charges                   7,362       0.811784               5,977
    Highest contract charges                    49,541       0.625043              30,965
    Remaining contract charges                      --             --                  --
EVERGREEN VA SPECIAL VALUES FUND
 2006  Lowest contract charges               1,124,999       2.140076           2,407,587
    Highest contract charges                   147,871       1.585609             234,465
    Remaining contract charges               7,072,054             --          12,258,325
 2005  Lowest contract charges                 259,683       1.784602             463,431
    Highest contract charges                    72,143       1.337525              96,493
    Remaining contract charges               2,642,940             --           3,996,291
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2006  Lowest contract charges                  32,304       1.363805              44,057
    Highest contract charges                    39,424       1.257282              49,567
    Remaining contract charges                 481,250             --             646,078
 2005  Lowest contract charges                   2,628       1.224825               3,219
    Highest contract charges                    18,328       1.221742              22,391
    Remaining contract charges                   6,235             --               7,589
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 2006  Lowest contract charges                   8,997      15.772306             141,877
    Highest contract charges                     2,203      14.969769              32,978
    Remaining contract charges              21,506,548             --         330,674,817
 2005  Lowest contract charges                     871      13.581424              11,827
    Highest contract charges                     1,698      13.111329              22,258
    Remaining contract charges              14,583,801             --         194,671,832
 2004  Lowest contract charges                   5,943      13.343129              79,254
    Highest contract charges                   111,923      13.010868           1,456,211
    Remaining contract charges               8,292,825             --         109,031,559
 2003  Lowest contract charges                     859      12.107290              10,399
    Highest contract charges                    29,933      12.022402             359,862
    Remaining contract charges               1,863,893             --          22,491,772

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
 2006  Lowest contract charges                1.35%              4.69%             21.51%
    Highest contract charges                  2.50%              3.76%             20.12%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.28%             14.32%             16.57%
    Highest contract charges                  2.44%              4.43%             15.69%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA OMEGA FUND
 2006  Lowest contract charges                1.35%                --               4.59%
    Highest contract charges                  1.85%                --               4.07%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.52%                --              12.59%
    Highest contract charges                  1.59%                --              12.51%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA SPECIAL VALUES FUND
 2006  Lowest contract charges                1.35%              1.21%             19.92%
    Highest contract charges                  2.49%              0.89%             18.55%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.31%              4.60%             14.80%
    Highest contract charges                  2.44%              2.82%             13.93%
    Remaining contract charges                  --                 --                 --
EVERGREEN VA FUNDAMENTAL LARGE CAP
 FUND
 2006  Lowest contract charges                1.34%              2.34%             11.16%
    Highest contract charges                  2.20%              2.60%             10.22%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.49%              3.52%              9.52%
    Highest contract charges                  1.83%              1.91%              9.30%
    Remaining contract charges                  --                 --                 --
FRANKLIN RISING DIVIDENDS SECURITIES
 FUND
 2006  Lowest contract charges                0.85%              1.18%             16.13%
    Highest contract charges                  2.55%              1.00%             14.17%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%                --               5.93%
    Highest contract charges                  2.53%              1.61%              0.82%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              0.71%              9.95%
    Highest contract charges                  2.47%              0.49%              8.26%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.86%                --              21.07%
    Highest contract charges                  1.56%                --              20.22%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest contract charges                  33,408     $15.937182            $532,424
    Highest contract charges                    11,079      14.974072             165,894
    Remaining contract charges              68,055,726             --       1,052,893,588
 2005  Lowest contract charges                   6,361      13.593697              86,464
    Highest contract charges                     7,475      12.991094              97,111
    Remaining contract charges              51,728,813             --         688,265,865
 2004  Lowest contract charges                   7,534      13.642332             102,782
    Highest contract charges                   225,859      13.122761           2,963,897
    Remaining contract charges              29,949,118             --         399,400,715
 2003  Lowest contract charges                   2,306      12.026069              27,731
    Highest contract charges                     5,136      11.817583              60,698
    Remaining contract charges              11,758,660             --         140,259,254
 2002  Lowest contract charges                  89,571       9.243280             827,934
    Highest contract charges                     2,347       9.189550              21,571
    Remaining contract charges                 546,212             --           5,032,998
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 2006  Lowest contract charges                      37      12.177757                 461
    Highest contract charges                        68      11.441566                 781
    Remaining contract charges               6,502,337             --          76,642,060
 2005  Lowest contract charges                 541,016      11.028606           5,966,657
    Highest contract charges                    60,857      10.594401             644,746
    Remaining contract charges               4,566,383             --          49,282,808
 2004  Lowest contract charges                     217      11.174616               2,439
    Highest contract charges                    14,152      10.748796             152,115
    Remaining contract charges               3,164,948             --          34,515,753
 2003  Lowest contract charges                     338      10.452055               3,532
    Highest contract charges                     4,138      10.219357              42,289
    Remaining contract charges                 950,299             --           9,786,694
 2002  Lowest contract charges                     219       8.312007               1,823
    Highest contract charges                     3,381       8.241398              27,865
    Remaining contract charges                  64,826             --             535,712

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FRANKLIN INCOME SECURITIES FUND
 2006  Lowest contract charges                0.85%              3.65%             17.24%
    Highest contract charges                  2.55%              4.00%             15.26%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              2.03%              4.02%
    Highest contract charges                  2.51%              0.98%              0.95%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              3.03%             12.78%
    Highest contract charges                  2.47%              2.82%             11.05%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.28%              0.96%             30.02%
    Highest contract charges                  2.39%              5.09%             28.60%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.93%              1.48%              7.57%
    Highest contract charges                  0.91%                --               4.80%
    Remaining contract charges                  --                 --                 --
FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND
 2006  Lowest contract charges                0.95%                --               9.96%
    Highest contract charges                  2.51%              0.93%              8.11%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.34%              0.58%              0.30%
    Highest contract charges                  2.47%              0.48%              1.44%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              0.69%              6.91%
    Highest contract charges                  2.47%              0.39%              5.27%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.93%              0.78%             25.75%
    Highest contract charges                  2.34%              0.67%             24.00%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.63%                --              16.88%
    Highest contract charges                  0.97%                --               4.29%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN REAL ESTATE FUND
 2006  Lowest contract charges                 114,766     $28.439936          $3,263,902
    Highest contract charges                       692      26.866489              18,585
    Remaining contract charges                 153,759             --           4,202,538
 2005  Lowest contract charges                 135,819      23.916634           3,248,336
    Highest contract charges                       692      22.809046              15,783
    Remaining contract charges                 183,911             --           4,238,338
 2004  Lowest contract charges                 163,732      21.373611           3,499,540
    Highest contract charges                       703      20.578259              14,465
    Remaining contract charges                 220,761             --           4,569,790
 2003  Lowest contract charges                 176,907      16.445011           2,909,231
    Highest contract charges                       717      15.984121              11,458
    Remaining contract charges                 245,153             --           3,915,877
 2002  Lowest contract charges                 192,809      12.284965           2,368,652
    Highest contract charges                       449      12.054495               5,415
    Remaining contract charges                 257,307             --           3,074,728
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2006  Lowest contract charges                   6,948      13.062801              90,794
    Highest contract charges                     4,625       7.373627              34,103
    Remaining contract charges              11,016,113             --         113,349,235
 2005  Lowest contract charges                     780      12.120647               9,455
    Highest contract charges                     3,530       6.959172              24,568
    Remaining contract charges              10,588,793             --         102,124,884
 2004  Lowest contract charges                   1,897      11.869463              22,508
    Highest contract charges                    71,934       6.816177             490,318
    Remaining contract charges               9,722,180             --          92,613,848
 2003  Lowest contract charges                   1,267      10.749301              13,621
    Highest contract charges                       184       6.297494               1,157
    Remaining contract charges               7,051,187             --          63,312,433
 2002  Lowest contract charges                   1,139       7.906886               9,005
    Highest contract charges                     5,259       8.073574              42,458
    Remaining contract charges               1,950,845             --          14,988,683

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FRANKLIN REAL ESTATE FUND
 2006  Lowest contract charges                1.40%              2.05%             18.91%
    Highest contract charges                  2.35%              1.98%             17.79%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              1.42%             11.90%
    Highest contract charges                  2.34%              1.39%             10.84%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              1.87%             29.97%
    Highest contract charges                  2.35%              1.89%             28.74%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              2.51%             33.86%
    Highest contract charges                  2.34%              2.57%             32.60%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              2.77%              0.65%
    Highest contract charges                  0.91%                --               5.17%
    Remaining contract charges                  --                 --                 --
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2006  Lowest contract charges                0.85%                --               7.77%
    Highest contract charges                  2.55%                --               5.96%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%                --              15.29%
    Highest contract charges                  2.43%                --               2.15%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%                --              10.42%
    Highest contract charges                  2.48%                --               8.72%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.97%                --              35.95%
    Highest contract charges                  2.45%                --              34.00%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              0.22%             29.36%
    Highest contract charges                  0.96%                --               1.45%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 2006  Lowest contract charges                   6,276     $16.108811            $101,072
    Highest contract charges                     2,043      14.176524              28,968
    Remaining contract charges              12,268,338             --         183,518,260
 2005  Lowest contract charges                     559      14.972815               8,372
    Highest contract charges                     1,100      13.402661              14,737
    Remaining contract charges              10,290,707             --         144,203,380
 2004  Lowest contract charges                   3,038      15.102795              45,897
    Highest contract charges                    47,514      13.521731             642,473
    Remaining contract charges               7,548,776             --         105,994,364
 2003  Lowest contract charges                   2,279      13.859065              31,587
    Highest contract charges                     3,808      12.519934              47,672
    Remaining contract charges               4,538,082             --          59,109,751
 2002  Lowest contract charges                   2,280      11.624901              26,501
    Highest contract charges                       351      10.654942               3,736
    Remaining contract charges               1,068,471             --          11,905,547
FRANKLIN FLEX CAP GROWTH SECURITIES
 FUND
 2006  Lowest contract charges                     678      10.978096               7,429
    Highest contract charges                     1,270      10.640852              13,512
    Remaining contract charges               1,430,758             --          15,443,047
 2005  Lowest contract charges                      46      10.524182                 484
    Highest contract charges                    15,384      10.380183             159,686
    Remaining contract charges                 606,408             --           6,330,485
FRANKLIN LARGE CAP VALUE SECURITIES
 FUND
 2006  Lowest contract charges                  92,929      11.823520           1,098,765
    Highest contract charges                    13,874      11.576666             160,617
    Remaining contract charges                 487,317             --           5,710,113
 2005  Lowest contract charges                   8,796      10.314563              90,723
    Highest contract charges                     8,117      10.215971              82,925
    Remaining contract charges                 132,345             --           1,359,418

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
FRANKLIN STRATEGIC INCOME SECURITIES
 FUND
 2006  Lowest contract charges                0.85%              3.67%              7.59%
    Highest contract charges                  2.54%              5.61%              5.77%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              0.87%              2.59%
    Highest contract charges                  2.49%                --               0.83%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.93%              2.30%              8.97%
    Highest contract charges                  2.47%              2.21%              7.30%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              2.65%             19.22%
    Highest contract charges                  2.33%              0.90%             17.50%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.95%              0.01%              4.12%
    Highest contract charges                  0.84%                --               7.84%
    Remaining contract charges                  --                 --                 --
FRANKLIN FLEX CAP GROWTH SECURITIES
 FUND
 2006  Lowest contract charges                0.85%              0.01%              4.31%
    Highest contract charges                  2.54%              0.01%              2.55%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.86%              0.71%             11.76%
    Highest contract charges                  2.45%              0.25%             10.55%
    Remaining contract charges                  --                 --                 --
FRANKLIN LARGE CAP VALUE SECURITIES
 FUND
 2006  Lowest contract charges                1.35%              2.73%             14.63%
    Highest contract charges                  2.50%              1.59%             13.32%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.34%              1.16%              6.25%
    Highest contract charges                  2.44%              2.93%              5.44%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 2006  Lowest contract charges                  20,877     $19.664073            $410,501
    Highest contract charges                     9,334      16.453485             153,584
    Remaining contract charges              42,025,519             --         718,384,455
 2005  Lowest contract charges                   3,463      16.752733              58,007
    Highest contract charges                     3,478      14.257743              49,590
    Remaining contract charges              34,585,852             --         505,438,067
 2004  Lowest contract charges                   8,663      15.549701             134,691
    Highest contract charges                   149,130      13.236404           1,973,943
    Remaining contract charges              23,871,228             --         320,263,265
 2003  Lowest contract charges                   8,671      13.937527             120,849
    Highest contract charges                    12,664      11.592760             146,815
    Remaining contract charges              12,835,342             --         155,151,274
 2002  Lowest contract charges                   7,555      11.243085              84,947
    Highest contract charges                     1,086       9.488086              10,303
    Remaining contract charges               3,893,205             --          38,606,090
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2006  Lowest contract charges                   1,278      23.955722              30,574
    Highest contract charges                    61,613      20.726343           1,277,019
    Remaining contract charges               2,896,128             --          63,387,906
 2005  Lowest contract charges                     295      19.120676               5,636
    Highest contract charges                    39,021      16.546237             645,650
    Remaining contract charges               2,292,645             --          39,605,788
 2004  Lowest contract charges                     250      15.109178               3,807
    Highest contract charges                     8,288      13.278865             110,059
    Remaining contract charges               1,303,962             --          17,781,859
 2003  Lowest contract charges                   5,703      12.067090              68,814
    Highest contract charges                       555      10.186685               5,654
    Remaining contract charges                 602,040             --           6,612,760
 2002  Lowest contract charges                  90,575       6.913177             626,163
    Highest contract charges                       501       6.783293               3,402
    Remaining contract charges                 115,733             --             803,199

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
MUTUAL SHARES SECURITIES FUND
 2006  Lowest contract charges                0.85%              1.17%             17.38%
    Highest contract charges                  2.55%              1.45%             15.40%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%                --              10.46%
    Highest contract charges                  2.49%                --               7.77%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              0.78%             11.57%
    Highest contract charges                  2.47%              0.71%              9.85%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              1.05%             23.97%
    Highest contract charges                  2.38%              0.90%             22.18%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.94%              1.20%             12.65%
    Highest contract charges                  0.93%                --               2.94%
    Remaining contract charges                  --                 --                 --
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2006  Lowest contract charges                0.85%              0.82%             27.35%
    Highest contract charges                  2.50%              1.31%             25.26%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.95%              1.43%             26.55%
    Highest contract charges                  2.47%              1.33%             24.61%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%                --              23.65%
    Highest contract charges                  2.47%              2.14%             21.75%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.88%                --              45.26%
    Highest contract charges                  2.34%              1.35%             50.17%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              1.65%              1.35%
    Highest contract charges                  0.97%                --               0.77%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
TEMPLETON FOREIGN SECURITIES FUND
 2006  Lowest contract charges                   2,250     $14.636053             $32,941
    Highest contract charges                   255,931      12.571975           3,217,555
    Remaining contract charges              18,959,703             --         253,659,532
 2005  Lowest contract charges                     865      12.154452              10,515
    Highest contract charges                   170,418      10.613973           1,808,809
    Remaining contract charges              15,710,185             --         175,539,175
 2004  Lowest contract charges                   1,390      11.321045              15,764
    Highest contract charges                    43,672       9.878123             431,401
    Remaining contract charges              10,548,259             --         108,883,014
 2003  Lowest contract charges                     907       9.642470               8,748
    Highest contract charges                     4,696       8.544872              40,124
    Remaining contract charges               3,532,828             --          31,460,030
 2002  Lowest contract charges                      68       7.362715                 498
    Highest contract charges                       820       6.886804               5,644
    Remaining contract charges               1,355,333             --           9,412,485
TEMPLETON GLOBAL ASSET ALLOCATION FUND
 2006  Lowest contract charges                   1,519      17.281807              26,228
    Highest contract charges                     3,755      15.491752              58,169
    Remaining contract charges                 223,690             --           3,592,879
 2005  Lowest contract charges                   1,518      14.405588              21,871
    Highest contract charges                     3,755      13.069300              49,073
    Remaining contract charges                 232,045             --           3,127,195
 2004  Lowest contract charges                   1,519      14.043980              21,331
    Highest contract charges                     2,286      12.251426              28,004
    Remaining contract charges                 287,874             --           3,803,126
 2003  Lowest contract charges                   2,581      12.252158              31,623
    Highest contract charges                     1,799      10.806476              19,443
    Remaining contract charges                 285,042             --           3,303,766
 2002  Lowest contract charges                   2,583       9.373724              24,209
    Highest contract charges                     3,069       8.821303              27,077
    Remaining contract charges                 288,113             --           2,570,687

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
TEMPLETON FOREIGN SECURITIES FUND
 2006  Lowest contract charges                0.85%              1.16%             20.42%
    Highest contract charges                  2.50%              1.24%             18.45%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.84%              0.13%             12.21%
    Highest contract charges                  2.48%              0.97%              7.45%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              1.33%             17.41%
    Highest contract charges                  2.47%              1.00%             15.60%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.94%              1.80%             30.96%
    Highest contract charges                  2.37%              1.44%             29.08%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.73%                --              19.33%
    Highest contract charges                  0.96%                --               9.09%
    Remaining contract charges                  --                 --                 --
TEMPLETON GLOBAL ASSET ALLOCATION FUND
 2006  Lowest contract charges                0.95%              7.05%             19.97%
    Highest contract charges                  2.15%              7.06%             18.54%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.95%              3.70%              2.58%
    Highest contract charges                  2.14%              3.75%              1.35%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.95%              3.28%             14.63%
    Highest contract charges                  2.05%              2.87%             13.37%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.95%              2.58%             30.71%
    Highest contract charges                  2.03%                --              29.28%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                0.95%              2.19%              5.29%
    Highest contract charges                  2.00%              1.74%              6.28%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                            UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS       FAIR VALUE #     OWNERS' EQUITY
-----------------------------------------------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 2006  Lowest contract charges                  19,335     $17.225283            $333,017
    Highest contract charges                    11,465      14.528955             166,569
    Remaining contract charges              34,740,528             --         545,011,757
 2005  Lowest contract charges                   6,054      14.262017              86,335
    Highest contract charges                     4,841      12.235707              59,229
    Remaining contract charges              27,039,258             --         353,013,575
 2004  Lowest contract charges                   2,658      13.443331              35,739
    Highest contract charges                   313,025      11.535531           3,610,905
    Remaining contract charges              14,511,112             --         177,137,908
 2003  Lowest contract charges                   2,921      11.555589              33,757
    Highest contract charges                    21,412      10.525852             225,385
    Remaining contract charges               5,047,917             --          53,817,909
 2002  Lowest contract charges                 375,559       8.311222           3,121,354
    Highest contract charges                     4,136       8.155183              33,733
    Remaining contract charges                 721,916             --           5,927,470
MUTUAL DISCOVERY SECURITIES FUND
 2006  Lowest contract charges                  16,775      20.321572             340,880
    Highest contract charges                     1,762      19.287666              33,987
    Remaining contract charges               6,607,536             --         130,798,836
 2005  Lowest contract charges                   1,558      16.655119              25,945
    Highest contract charges                     2,176      16.078683              34,984
    Remaining contract charges               3,889,622             --          63,647,577
 2004  Lowest contract charges                     296      14.593317               4,317
    Highest contract charges                    26,457      14.229936             376,479
    Remaining contract charges               2,154,077             --          30,968,068
 2003  Lowest contract charges                   2,586      12.435649              32,160
    Highest contract charges                     6,500      12.348414              80,267
    Remaining contract charges                 543,750             --           6,738,736
HARTFORD ADVISERS HLS FUND
 2006  Lowest contract charges               5,165,865       1.283584           6,630,820
    Highest contract charges                    24,470       1.043392              25,532
    Remaining contract charges              29,623,827             --          31,651,899
 2005  Lowest contract charges               5,862,533       1.178754           6,910,484
    Highest contract charges                    24,470       0.969260              23,718
    Remaining contract charges              34,715,244             --          34,284,325
 2004  Lowest contract charges               6,377,220       1.117498           7,126,531
    Highest contract charges                 1,252,341       0.929969           1,164,638
    Remaining contract charges              38,659,817             --          36,482,628
 2003  Lowest contract charges               7,147,982       1.095089           7,827,676
    Highest contract charges                   178,360       0.921407             164,342
    Remaining contract charges              30,409,308             --          28,341,446
 2002  Lowest contract charges               7,695,775       0.939556           7,230,611
    Highest contract charges                     8,294       0.798483               6,623
    Remaining contract charges              19,788,410             --          15,938,469

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
TEMPLETON GROWTH SECURITIES FUND
 2006  Lowest contract charges                0.85%              1.20%             20.78%
    Highest contract charges                  2.55%              1.47%             18.74%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.83%              0.67%              9.79%
    Highest contract charges                  2.52%                --               6.12%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.94%              1.31%             14.93%
    Highest contract charges                  2.47%              0.62%             13.16%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.27%                --              30.43%
    Highest contract charges                  2.33%              1.23%             29.07%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              2.29%             19.62%
    Highest contract charges                  0.96%                --               8.93%
    Remaining contract charges                  --                 --                 --
MUTUAL DISCOVERY SECURITIES FUND
 2006  Lowest contract charges                0.85%              1.11%             22.01%
    Highest contract charges                  2.55%              1.20%             19.96%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                0.82%                --              13.98%
    Highest contract charges                  2.34%                --              13.05%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                0.62%                --              17.08%
    Highest contract charges                  2.48%              1.19%             15.28%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                0.86%                --              24.36%
    Highest contract charges                  1.54%                --              23.48%
    Remaining contract charges                  --                 --                 --
HARTFORD ADVISERS HLS FUND
 2006  Lowest contract charges                1.40%              2.03%              8.89%
    Highest contract charges                  2.55%              2.15%              7.65%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              2.85%              5.48%
    Highest contract charges                  2.52%              4.40%              4.28%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              1.82%              2.05%
    Highest contract charges                  2.45%              2.95%              0.93%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              2.52%             16.55%
    Highest contract charges                  2.38%              3.11%             15.40%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              2.81%             15.18%
    Highest contract charges                  1.00%              3.06%              2.01%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND
 2006  Lowest contract charges              1,192,897      $1.466249          $1,749,082
    Highest contract charges                   56,895       1.208958              68,784
    Remaining contract charges             68,898,704             --          85,021,424
 2005  Lowest contract charges              1,335,796       1.422302           1,899,906
    Highest contract charges                   56,895       1.186291              67,494
    Remaining contract charges             75,027,974             --          90,433,823
 2004  Lowest contract charges              1,277,261       1.411419           1,802,750
    Highest contract charges                1,540,308       1.191419           1,835,153
    Remaining contract charges             69,839,752             --          84,155,955
 2003  Lowest contract charges              1,311,057       1.371476           1,798,083
    Highest contract charges                  526,592       1.170513             616,383
    Remaining contract charges             49,630,276             --          58,564,571
 2002  Lowest contract charges              1,492,806       1.292850           1,929,974
    Highest contract charges                  166,880       1.114483             185,985
    Remaining contract charges             25,410,762             --          28,484,190
HARTFORD CAPITAL APPRECIATION HLS FUND
 2006  Lowest contract charges              5,371,565       2.357117          12,661,408
    Highest contract charges                1,763,707       1.413662           2,493,286
    Remaining contract charges             44,933,400             --          65,368,231
 2005  Lowest contract charges              5,697,035       2.054889          11,706,774
    Highest contract charges                1,817,152       1.246038           2,264,240
    Remaining contract charges             52,925,549             --          67,477,143
 2004  Lowest contract charges              6,012,800       1.807982          10,871,033
    Highest contract charges                1,656,954       1.108442           1,836,638
    Remaining contract charges             57,211,800             --          64,630,767
 2003  Lowest contract charges              6,277,189       1.539851           9,665,936
    Highest contract charges                  397,700       0.954495             379,602
    Remaining contract charges             38,129,265             --          37,065,515
 2002  Lowest contract charges              6,347,688       1.099491           6,979,226
    Highest contract charges                  152,261       0.688373             104,812
    Remaining contract charges             20,442,571             --          14,353,216

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD TOTAL RETURN BOND HLS FUND
 2006  Lowest contract charges                1.40%              4.39%              3.09%
    Highest contract charges                  2.55%              4.58%              1.91%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              7.07%              0.77%
    Highest contract charges                  2.52%             10.33%              0.38%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              4.55%              2.91%
    Highest contract charges                  2.47%              4.52%              1.79%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              4.01%              6.08%
    Highest contract charges                  2.39%              4.19%              5.03%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              4.05%              8.30%
    Highest contract charges                  0.97%                --               5.97%
    Remaining contract charges                  --                 --                 --
HARTFORD CAPITAL APPRECIATION HLS FUND
 2006  Lowest contract charges                1.40%              1.10%             14.71%
    Highest contract charges                  2.50%              1.11%             13.45%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              0.61%             13.66%
    Highest contract charges                  2.49%              0.61%             12.41%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              0.22%             17.41%
    Highest contract charges                  2.46%              0.44%             16.13%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              0.42%             40.05%
    Highest contract charges                  2.38%              0.51%             38.66%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              0.45%             21.00%
    Highest contract charges                  0.97%              1.55%              1.63%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2006  Lowest contract charges              1,882,130      $1.578268          $2,970,507
    Highest contract charges                   21,628       1.285670              27,807
    Remaining contract charges             45,112,330             --          59,288,193
 2005  Lowest contract charges              2,027,107       1.333084           2,702,304
    Highest contract charges                   21,628       1.098498              23,759
    Remaining contract charges             51,477,020             --          57,505,690
 2004  Lowest contract charges              2,179,542       1.279022           2,787,681
    Highest contract charges                1,101,916       1.066670           1,175,381
    Remaining contract charges             47,389,011             --          51,174,113
 2003  Lowest contract charges              2,256,078       1.156620           2,609,425
    Highest contract charges                  738,736       0.975265             720,463
    Remaining contract charges             30,216,290             --          29,730,833
 2002  Lowest contract charges              2,073,201       0.927337           1,922,556
    Highest contract charges                  548,354       0.789791             433,085
    Remaining contract charges             13,018,390             --          10,344,767
HARTFORD FOCUS HLS FUND
 2006  Lowest contract charges                  6,780       1.140237               7,731
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2005  Lowest contract charges                  6,898       1.056464               7,288
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2004  Lowest contract charges                  7,307       0.977503               7,143
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2003  Lowest contract charges                  1,490       0.963308               1,435
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2002  Lowest contract charges                    755       0.762917                 576
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 2006  Lowest contract charges                1.40%              1.44%             18.39%
    Highest contract charges                  2.55%              1.50%             17.04%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              1.58%              4.23%
    Highest contract charges                  2.52%              2.72%              3.04%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              1.19%             10.58%
    Highest contract charges                  2.48%              2.51%              9.37%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              1.37%             24.73%
    Highest contract charges                  2.39%              1.52%             23.48%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              1.41%             15.61%
    Highest contract charges                  0.85%             10.84%              3.79%
    Remaining contract charges                  --                 --                 --
HARTFORD FOCUS HLS FUND
 2006  Lowest contract charges                1.40%              0.52%              7.93%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              1.31%              8.08%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.39%              0.14%              1.47%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.38%              0.18%             26.27%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.38%                --              25.81%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 2006  Lowest contract charges                142,160      $1.980819            $281,593
    Highest contract charges                   22,128       1.960059              43,372
    Remaining contract charges                     --             --                  --
 2005  Lowest contract charges                155,595       1.850300             287,897
    Highest contract charges                   27,213       1.833652              49,899
    Remaining contract charges                     --             --                  --
 2004  Lowest contract charges                194,988       1.819776             354,834
    Highest contract charges                   27,217       1.806109              49,157
    Remaining contract charges                     --             --                  --
 2003  Lowest contract charges                188,842       1.640868             309,865
    Highest contract charges                   27,222       1.630988              44,398
    Remaining contract charges                     --             --                  --
 2002  Lowest contract charges                203,341       1.364277             277,413
    Highest contract charges                   11,689       1.358095              15,874
    Remaining contract charges                     --             --                  --
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
 2006  Lowest contract charges                  4,532       1.319404               5,979
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2005  Lowest contract charges                  4,149       1.099231               4,560
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2004  Lowest contract charges                  4,061       0.942122               3,826
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2003  Lowest contract charges                  2,037       0.777330               1,584
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2002  Lowest contract charges                    993       0.492758                 489
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD GLOBAL ADVISERS HLS FUND
 2006  Lowest contract charges                1.40%              2.40%              7.05%
    Highest contract charges                  1.55%              2.44%              6.89%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              3.26%              1.68%
    Highest contract charges                  1.55%              3.31%              1.53%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%                --              10.90%
    Highest contract charges                  1.55%                --              10.74%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              0.68%             20.27%
    Highest contract charges                  1.53%              1.54%             20.09%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%                --              10.41%
    Highest contract charges                  1.55%                --              10.55%
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL COMMUNICATIONS HLS
 FUND
 2006  Lowest contract charges                1.40%              1.79%             20.03%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              3.66%             16.68%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%                --              21.20%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.39%                --              57.85%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.44%              0.44%             30.48%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 2006  Lowest contract charges                 60,363      $1.385583             $83,637
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2005  Lowest contract charges                 60,385       1.165979              70,407
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2004  Lowest contract charges                 61,689       1.073564              66,227
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2003  Lowest contract charges                 60,414       0.971460              58,690
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
 2002  Lowest contract charges                 51,683       0.758027              39,177
    Highest contract charges                       --             --                  --
    Remaining contract charges                     --             --                  --
HARTFORD GLOBAL HEALTH HLS FUND
 2006  Lowest contract charges                417,758       2.101222             877,801
    Highest contract charges                      342       2.055824                 703
    Remaining contract charges                 45,946             --              95,577
 2005  Lowest contract charges                421,501       1.921259             809,812
    Highest contract charges                      322       1.886344                 608
    Remaining contract charges                 45,962             --              87,555
 2004  Lowest contract charges                441,436       1.737313             766,912
    Highest contract charges                      294       1.711710                 503
    Remaining contract charges                 56,658             --              97,744
 2003  Lowest contract charges                442,299       1.565738             692,524
    Highest contract charges                      257       1.548076                 398
    Remaining contract charges                 74,370             --             115,803
 2002  Lowest contract charges                441,415       1.203047             531,044
    Highest contract charges                    3,192       1.198431               3,826
    Remaining contract charges                 73,402             --              87,953

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD GLOBAL FINANCIAL SERVICES HLS
 FUND
 2006  Lowest contract charges                1.40%              1.44%             18.83%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              2.86%              8.61%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%                --              10.51%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              1.42%             28.16%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              1.03%             20.17%
    Highest contract charges                    --                 --                 --
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL HEALTH HLS FUND
 2006  Lowest contract charges                1.40%                --               9.37%
    Highest contract charges                  1.70%                --               8.99%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%                --              10.59%
    Highest contract charges                  1.70%                --              10.20%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%                --              10.96%
    Highest contract charges                  1.74%                --              10.57%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%                --              30.15%
    Highest contract charges                  1.69%                --              29.69%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%                --              18.31%
    Highest contract charges                  1.59%                --              18.48%
    Remaining contract charges                  --                 --                 --

-------------------------------------------------------------------------------

                                                           UNIT            CONTRACT
SUB-ACCOUNT                                 UNITS      FAIR VALUE #     OWNERS' EQUITY
----------------------------------------------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
 2006  Lowest contract charges              1,052,674      $2.057130          $2,165,485
    Highest contract charges                   32,456       1.998303              64,857
    Remaining contract charges                108,106             --             219,150
 2005  Lowest contract charges              1,109,958       1.832185           2,033,649
    Highest contract charges                   27,431       1.788716              49,067
    Remaining contract charges                126,922             --             229,762
 2004  Lowest contract charges              1,169,200       1.815622           2,122,825
    Highest contract charges                   27,431       1.781427              48,867
    Remaining contract charges                114,663             --             206,442
 2003  Lowest contract charges              1,198,560       1.548670           1,856,174
    Highest contract charges                    8,586       1.530376              13,139
    Remaining contract charges                101,705             --             156,559
 2002  Lowest contract charges              1,309,655       1.161281           1,520,877
    Highest contract charges                      954       1.156831               1,103
    Remaining contract charges                120,586             --             139,401
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 2006  Lowest contract charges                983,079       0.534995             525,942
    Highest contract charges                    1,220       0.523382                 639
    Remaining contract charges                  4,829             --               2,558
 2005  Lowest contract charges              1,022,098       0.492870             503,763
    Highest contract charges                    1,137       0.483866                 550
    Remaining contract charges                  4,832             --               2,361
 2004  Lowest contract charges              1,076,689       0.450790             485,360
    Highest contract charges                    1,018       0.444122                 452
    Remaining contract charges                  4,836             --               2,165
 2003  Lowest contract charges              1,153,481       0.452186             521,588
    Highest contract charges                      877       0.447058                 392
    Remaining contract charges                  4,839             --               2,176
 2002  Lowest contract charges              1,164,451       0.284643             331,453
    Highest contract charges                    6,393       0.283547               1,813
    Remaining contract charges                 27,164             --               7,700

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  -----------------------------------------------------
HARTFORD GLOBAL LEADERS HLS FUND
 2006  Lowest contract charges                1.40%              0.45%             12.28%
    Highest contract charges                  1.90%              0.42%             11.72%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              0.47%              0.91%
    Highest contract charges                  1.89%              0.48%              0.41%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%              0.39%             17.24%
    Highest contract charges                  1.84%              2.89%             16.65%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%              0.52%             33.36%
    Highest contract charges                  1.75%              0.51%             32.89%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.40%              0.65%             20.82%
    Highest contract charges                  1.53%              0.98%             20.98%
    Remaining contract charges                  --                 --                 --
HARTFORD GLOBAL TECHNOLOGY HLS FUND
 2006  Lowest contract charges                1.40%                --               8.55%
    Highest contract charges                  1.74%                --               8.17%
    Remaining contract charges                  --                 --                 --
 2005  Lowest contract charges                1.40%              0.03%              9.34%
    Highest contract charges                  1.66%              0.03%              8.95%
    Remaining contract charges                  --                 --                 --
 2004  Lowest contract charges                1.40%                --               0.31%
    Highest contract charges                  1.75%                --               0.66%
    Remaining contract charges                  --                 --                 --
 2003  Lowest contract charges                1.40%                --              58.86%
    Highest contract charges                  1.67%                --              58.31%
    Remaining contract charges                  --                 --                 --
 2002  Lowest contract charges                1.41%                --              39.55%
    Highest contract charges                  1.62%                --              39.67%
    Remaining contract charges                  --                 --                 --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2006  Lowest contract charges                  551,685       $1.388298          $765,903
    Highest contract charges                        388        1.348591               524
    Remaining contract charges                  114,910              --           156,929
 2005  Lowest contract charges                  601,321        1.255097           754,715
    Highest contract charges                      4,261        1.225316             5,222
    Remaining contract charges                  110,102              --           136,264
 2004  Lowest contract charges                  679,473        1.197237           813,490
    Highest contract charges                     64,584        1.178956            76,142
    Remaining contract charges                   54,318              --            64,542
 2003  Lowest contract charges                  675,787        1.122715           758,716
    Highest contract charges                     84,848        1.109457            94,136
    Remaining contract charges                   38,142              --            42,563
 2002  Lowest contract charges                  728,305        0.886037           645,305
    Highest contract charges                     66,247        0.882013            58,431
    Remaining contract charges                       --              --                --
HARTFORD GROWTH HLS FUND
 2006  Lowest contract charges                   64,590        1.311312            84,697
    Highest contract charges                      4,335        1.281511             5,556
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   20,772        1.274338            26,471
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   20,506        1.237646            25,380
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                    8,967        1.118468            10,029
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                   89,417        1.575584           140,884
    Highest contract charges                     16,379        1.539813            25,221
    Remaining contract charges                    4,363              --             6,764
 2005  Lowest contract charges                   55,927        1.429248            79,933
    Highest contract charges                      4,363        1.411014             6,157
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   14,402        1.249263            17,991
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                   12,932        1.083781            14,016
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                    9,680        0.766231             7,417
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD DISCIPLINED EQUITY HLS FUND
 2006  Lowest contract charges                1.40%              0.73%              10.61%
    Highest contract charges                  1.90%              0.03%              10.06%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.88%               4.83%
    Highest contract charges                  1.86%              1.33%               4.31%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.99%               6.64%
    Highest contract charges                  1.75%              0.82%               6.26%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.97%              26.71%
    Highest contract charges                  1.73%              1.47%              26.27%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.30%              25.89%
    Highest contract charges                  1.55%              0.28%              26.00%
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH HLS FUND
 2006  Lowest contract charges                1.40%                --                2.90%
    Highest contract charges                  1.89%                --                2.39%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --                2.97%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               10.66%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.23%                --                  --
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                1.40%              0.55%              10.24%
    Highest contract charges                  1.91%              1.27%               9.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%                --               14.41%
    Highest contract charges                  1.62%                --               14.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               15.27%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.24%                --               41.45%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.93%                --               23.38%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 2006  Lowest contract charges                  304,898       $1.385264          $422,366
    Highest contract charges                     16,621        1.345629            22,365
    Remaining contract charges                   33,606              --            46,044
 2005  Lowest contract charges                  276,005        1.266816           349,648
    Highest contract charges                      4,425        1.236741             5,472
    Remaining contract charges                   43,244              --            54,159
 2004  Lowest contract charges                  302,110        1.261345           381,064
    Highest contract charges                     16,133        1.242075            20,038
    Remaining contract charges                   35,438              --            44,363
 2003  Lowest contract charges                  314,036        1.193923           374,935
    Highest contract charges                      3,784        1.179809             4,464
    Remaining contract charges                   37,395              --            44,377
 2002  Lowest contract charges                  302,201        0.985301           297,759
    Highest contract charges                     12,284        0.980818            12,048
    Remaining contract charges                       --              --                --
HARTFORD INDEX HLS FUND
 2006  Lowest contract charges                  254,344        5.255117         1,336,605
    Highest contract charges                        472        5.104819             2,409
    Remaining contract charges                   41,224              --           214,333
 2005  Lowest contract charges                  276,112        4.627286         1,277,651
    Highest contract charges                      1,594        4.581945             7,306
    Remaining contract charges                   39,164              --           179,590
 2004  Lowest contract charges                  280,634        4.501460         1,263,261
    Highest contract charges                      1,594        4.466279             7,121
    Remaining contract charges                   48,607              --           217,159
 2003  Lowest contract charges                  302,268        4.145460         1,253,039
    Highest contract charges                      1,594        4.121300             6,571
    Remaining contract charges                   33,413              --           137,677
 2002  Lowest contract charges                  312,278        3.289057         1,027,100
    Highest contract charges                      1,594        3.276427             5,224
    Remaining contract charges                   20,634              --            67,559
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 2006  Lowest contract charges                  300,778        1.612967           485,146
    Highest contract charges                     27,022        1.570859            42,448
    Remaining contract charges                   21,789              --            34,454
 2005  Lowest contract charges                  178,475        1.321537           235,862
    Highest contract charges                        646        1.293488               835
    Remaining contract charges                   23,200              --            30,161
 2004  Lowest contract charges                   19,876        1.265573            25,154
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                    3,798        1.031630             3,918
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                      509        0.694417               353
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 2006  Lowest contract charges                1.40%             15.32%               9.35%
    Highest contract charges                  1.90%             23.35%               8.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              6.24%               0.43%
    Highest contract charges                  1.87%              9.82%               0.07%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              4.73%               5.65%
    Highest contract charges                  1.74%              4.54%               5.28%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              3.86%              21.17%
    Highest contract charges                  1.68%              3.54%              20.75%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.39%              3.32%               8.43%
    Highest contract charges                  1.55%              5.47%               8.57%
    Remaining contract charges                  --                 --                  --
HARTFORD INDEX HLS FUND
 2006  Lowest contract charges                1.40%              1.43%              13.57%
    Highest contract charges                  1.91%              6.21%              13.00%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.59%               2.80%
    Highest contract charges                  1.60%              1.61%               2.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              1.07%               8.59%
    Highest contract charges                  1.61%              1.12%               8.37%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              1.15%              26.04%
    Highest contract charges                  1.60%              1.17%              25.79%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.41%              0.71%              23.71%
    Highest contract charges                  1.60%              0.96%              23.86%
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL CAPITAL
 APPRECIATION HLS FUND
 2006  Lowest contract charges                1.40%              0.52%              22.05%
    Highest contract charges                  1.90%              1.19%              21.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.63%               4.42%
    Highest contract charges                  0.93%                --                3.90%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.39%                --               22.68%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.39%                --               48.75%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.38%              0.13%              18.55%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2006  Lowest contract charges                   91,651       $2.242458          $205,523
    Highest contract charges                      1,375        2.183990             3,004
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   49,065        1.762674            86,486
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   16,255        1.510987            24,562
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                   14,045        1.313316            18,446
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2006  Lowest contract charges                1,020,222        1.492426         1,522,605
    Highest contract charges                    414,109        1.385228           573,636
    Remaining contract charges                5,984,889              --         8,457,585
 2005  Lowest contract charges                1,036,986        1.219069         1,264,158
    Highest contract charges                    679,901        1.144025           777,824
    Remaining contract charges                6,925,700              --         8,040,102
 2004  Lowest contract charges                  993,897        1.081252         1,074,653
    Highest contract charges                    224,490        1.025909           230,306
    Remaining contract charges                5,574,286              --         5,783,224
 2003  Lowest contract charges                1,080,502        0.930899         1,005,838
    Highest contract charges                    102,923        0.893007            91,911
    Remaining contract charges                4,164,769              --         3,746,341
 2002  Lowest contract charges                1,117,042        0.711036           794,257
    Highest contract charges                     13,197        0.688939             9,092
    Remaining contract charges                2,431,833              --         1,682,703
HARTFORD MIDCAP HLS FUND
 2006  Lowest contract charges                1,287,144        3.978508         5,120,913
    Highest contract charges                     72,522        3.936774           285,504
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                1,396,539        3.619701         5,055,053
    Highest contract charges                     85,490        3.587107           306,662
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                1,516,966        3.151045         4,780,030
    Highest contract charges                     35,052        3.102928           108,763
    Remaining contract charges                  113,078              --           353,634
 2003  Lowest contract charges                1,645,679        2.751199         4,527,591
    Highest contract charges                     40,690        2.718683           110,622
    Remaining contract charges                  133,183              --           364,205
 2002  Lowest contract charges                1,768,122        2.031603         3,592,123
    Highest contract charges                    151,382        2.022393           306,155
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD INTERNATIONAL SMALL COMPANY
 HLS FUND
 2006  Lowest contract charges                1.40%              1.87%              27.22%
    Highest contract charges                  1.90%              2.47%              26.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              2.75%              16.66%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               15.05%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.39%              1.02%              51.23%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 2006  Lowest contract charges                1.40%              1.21%              22.42%
    Highest contract charges                  2.50%              1.10%              21.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --               12.75%
    Highest contract charges                  2.48%                --               11.51%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.57%              16.15%
    Highest contract charges                  2.38%              2.29%              14.88%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              1.16%              30.92%
    Highest contract charges                  2.37%              1.51%              29.62%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              1.55%              19.26%
    Highest contract charges                  0.91%              5.02%               7.28%
    Remaining contract charges                  --                 --                  --
HARTFORD MIDCAP HLS FUND
 2006  Lowest contract charges                1.40%              0.84%               9.91%
    Highest contract charges                  1.55%              0.80%               9.75%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.07%              14.87%
    Highest contract charges                  1.55%              0.06%              14.70%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.11%              14.53%
    Highest contract charges                  1.75%              0.10%              14.13%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%                --               35.42%
    Highest contract charges                  1.73%                --               34.95%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%                --               15.61%
    Highest contract charges                  1.56%                --               15.74%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 2006  Lowest contract charges                  198,287       $1.712649          $339,596
    Highest contract charges                     22,315        1.679024            37,468
    Remaining contract charges                   89,720              --           152,358
 2005  Lowest contract charges                  214,820        1.477045           317,298
    Highest contract charges                     22,119        1.453117            32,142
    Remaining contract charges                   90,261              --           132,389
 2004  Lowest contract charges                  261,848        1.365266           357,491
    Highest contract charges                     22,813        1.347852            30,749
    Remaining contract charges                   90,865              --           123,374
 2003  Lowest contract charges                  244,551        1.193452           291,860
    Highest contract charges                     22,700        1.182356            26,840
    Remaining contract charges                   89,881              --           106,839
 2002  Lowest contract charges                  173,855        0.846730           147,209
    Highest contract charges                     90,906        0.844609            76,780
    Remaining contract charges                       --              --                --
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest contract charges                  162,505        1.139019           185,099
    Highest contract charges                      1,953        1.011338             1,975
    Remaining contract charges              153,025,744              --       163,079,244
 2005  Lowest contract charges                  143,674        1.115170           160,191
    Highest contract charges                    698,834        0.959978           670,865
    Remaining contract charges              112,044,334              --       115,995,826
 2004  Lowest contract charges                   39,819        1.094675            43,588
    Highest contract charges                  1,071,892        0.959450         1,028,427
    Remaining contract charges               88,628,571              --        91,023,043
 2003  Lowest contract charges                  144,071        1.094789           157,728
    Highest contract charges                    160,485        0.976982           156,791
    Remaining contract charges               74,310,318              --        77,507,087
 2002  Lowest contract charges                  137,967        1.097024           151,354
    Highest contract charges                     95,941        0.995768            95,535
    Remaining contract charges              114,098,761              --       122,217,282

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 2006  Lowest contract charges                1.40%              0.57%              15.95%
    Highest contract charges                  1.75%              0.58%              15.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.10%               8.19%
    Highest contract charges                  1.74%              0.10%               7.81%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.01%              14.40%
    Highest contract charges                  1.75%              0.01%              14.00%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.39%                --               40.95%
    Highest contract charges                  1.72%                --               40.46%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.15%              14.42%
    Highest contract charges                  1.53%              0.23%              14.55%
    Remaining contract charges                  --                 --                  --
HARTFORD MONEY MARKET HLS FUND
 2006  Lowest contract charges                0.60%              4.90%               3.82%
    Highest contract charges                  2.56%              4.71%               2.07%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.94%              2.71%               1.87%
    Highest contract charges                  2.50%              2.54%               0.06%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              0.90%               0.01%
    Highest contract charges                  2.46%              1.00%               1.79%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.94%              0.77%               0.20%
    Highest contract charges                  2.39%              0.47%               1.89%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.94%              1.37%               0.51%
    Highest contract charges                  0.97%              0.36%               0.60%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 2006  Lowest contract charges                  137,554       $2.893710          $398,042
    Highest contract charges                      7,311        2.863385            20,935
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  141,161        2.810495           396,731
    Highest contract charges                      8,389        2.785224            23,365
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                  167,976        2.791291           468,870
    Highest contract charges                     16,036        2.738765            43,919
    Remaining contract charges                   14,330              --            39,700
 2003  Lowest contract charges                  188,691        2.725422           514,263
    Highest contract charges                      5,888        2.693264            15,858
    Remaining contract charges                   15,501              --            41,992
 2002  Lowest contract charges                  249,482        2.708749           675,785
    Highest contract charges                     24,396        2.696501            65,783
    Remaining contract charges                       --              --                --
HARTFORD SMALL COMPANY HLS FUND
 2006  Lowest contract charges                1,034,849        1.779188         1,841,188
    Highest contract charges                    332,633        1.384540           460,544
    Remaining contract charges                5,039,557              --         7,149,842
 2005  Lowest contract charges                1,117,590        1.580822         1,766,710
    Highest contract charges                    331,040        1.243780           411,741
    Remaining contract charges                6,180,211              --         7,841,673
 2004  Lowest contract charges                1,159,866        1.328086         1,540,401
    Highest contract charges                    372,636        1.056494           393,687
    Remaining contract charges                7,108,102              --         7,626,084
 2003  Lowest contract charges                1,223,671        1.203552         1,472,751
    Highest contract charges                    284,870        0.968020           275,760
    Remaining contract charges                5,299,336              --         5,211,393
 2002  Lowest contract charges                1,253,820        0.784994           984,241
    Highest contract charges                     65,170        0.637706            41,559
    Remaining contract charges                2,683,107              --         1,742,814

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD MORTGAGE SECURITIES HLS FUND
 2006  Lowest contract charges                1.40%              9.98%               2.96%
    Highest contract charges                  1.55%              9.80%               2.81%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              3.71%               0.69%
    Highest contract charges                  1.55%              3.35%               0.54%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              4.68%               2.42%
    Highest contract charges                  1.67%                --                1.91%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              3.25%               0.62%
    Highest contract charges                  1.75%              6.15%               0.26%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              3.09%               6.40%
    Highest contract charges                  1.55%              3.92%               6.24%
    Remaining contract charges                  --                 --                  --
HARTFORD SMALL COMPANY HLS FUND
 2006  Lowest contract charges                1.40%              0.10%              12.55%
    Highest contract charges                  2.50%              0.11%              11.32%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --               19.03%
    Highest contract charges                  2.49%                --               17.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               10.35%
    Highest contract charges                  2.49%                --                9.14%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%                --               53.32%
    Highest contract charges                  2.39%                --               51.80%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%                --               31.36%
    Highest contract charges                  0.90%                --                6.61%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2006  Lowest contract charges                   98,923       $1.406553          $139,141
    Highest contract charges                      5,754        1.374628             7,909
    Remaining contract charges                   21,175              --            29,301
 2005  Lowest contract charges                   87,090        1.338187           116,544
    Highest contract charges                        631        1.314363               829
    Remaining contract charges                   19,482              --            25,738
 2004  Lowest contract charges                   53,236        1.225032            65,216
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                   38,393        1.078920            41,423
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                   11,364        0.730884             8,306
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD STOCK HLS FUND
 2006  Lowest contract charges                5,155,251        1.226336         6,322,070
    Highest contract charges                  1,118,721        0.980820         1,097,264
    Remaining contract charges               23,415,993              --        23,524,486
 2005  Lowest contract charges                5,450,383        1.087385         5,926,665
    Highest contract charges                  1,136,270        0.879295           999,117
    Remaining contract charges               26,765,950              --        23,984,706
 2004  Lowest contract charges                5,842,903        1.008454         5,892,298
    Highest contract charges                    715,689        0.824491           590,079
    Remaining contract charges               24,855,123              --        20,796,205
 2003  Lowest contract charges                6,255,434        0.984211         6,156,667
    Highest contract charges                     57,774        0.813561            47,002
    Remaining contract charges               15,925,269              --        13,127,032
 2002  Lowest contract charges                6,416,206        0.791128         5,076,040
    Highest contract charges                     10,000        0.660530             6,605
    Remaining contract charges                7,876,082              --         5,285,970

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 2006  Lowest contract charges                1.40%              0.13%               5.11%
    Highest contract charges                  1.89%              0.16%               4.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.16%               9.24%
    Highest contract charges                  0.93%                --                8.69%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               13.54%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.23%                --               47.61%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.93%                --               26.91%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD STOCK HLS FUND
 2006  Lowest contract charges                1.40%              1.09%              12.78%
    Highest contract charges                  2.50%              1.09%              11.55%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.56%               7.83%
    Highest contract charges                  2.49%              1.71%               6.65%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.93%               2.46%
    Highest contract charges                  2.48%              1.64%               1.34%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.99%              24.41%
    Highest contract charges                  2.38%              1.22%              23.17%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.79%              25.47%
    Highest contract charges                  1.00%              2.64%               4.29%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2006  Lowest contract charges                  547,866       $1.102881          $604,233
    Highest contract charges                      2,931        1.077824             3,159
    Remaining contract charges                   70,756              --            76,958
 2005  Lowest contract charges                  535,185        1.077947           576,901
    Highest contract charges                        783        1.058738               829
    Remaining contract charges                   70,207              --            74,880
 2004  Lowest contract charges                  683,975        1.079155           738,114
    Highest contract charges                      1,498        1.069109             1,602
    Remaining contract charges                   26,410              --            28,387
 2003  Lowest contract charges                  691,324        1.074837           743,061
    Highest contract charges                     15,587        1.068567            16,656
    Remaining contract charges                   27,096              --            29,051
 2002  Lowest contract charges                  775,536        1.069762           829,639
    Highest contract charges                     12,468        1.068674            13,325
    Remaining contract charges                       --              --                --
HARTFORD VALUE HLS FUND
 2006  Lowest contract charges                  104,647        1.333769           139,575
    Highest contract charges                      3,452        1.318772             4,553
    Remaining contract charges                   84,589              --           111,866
 2005  Lowest contract charges                  104,208        1.113029           115,986
    Highest contract charges                      3,457        1.102708             3,812
    Remaining contract charges                   81,660              --            90,255
 2004  Lowest contract charges                   13,289        1.046429            13,906
    Highest contract charges                     12,082        1.033088            12,482
    Remaining contract charges                   87,064              --            90,599
 2003  Lowest contract charges                   12,553        0.960952            12,063
    Highest contract charges                      3,467        0.955846             3,314
    Remaining contract charges                   35,343              --            33,826
 2002  Lowest contract charges                    9,725        0.759629             7,387
    Highest contract charges                      3,473        0.757103             2,630
    Remaining contract charges                   28,363              --            21,491

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 2006  Lowest contract charges                1.40%              3.23%               2.31%
    Highest contract charges                  1.86%              2.01%               1.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              2.50%               0.11%
    Highest contract charges                  0.94%                --                0.61%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              3.36%               0.40%
    Highest contract charges                  1.78%              0.86%               0.05%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              1.55%               0.47%
    Highest contract charges                  1.75%              2.82%               0.12%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.94%                --                6.98%
    Highest contract charges                  1.01%                --                6.87%
    Remaining contract charges                  --                 --                  --
HARTFORD VALUE HLS FUND
 2006  Lowest contract charges                1.40%              0.87%              19.83%
    Highest contract charges                  1.60%              0.87%              19.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              2.37%               6.37%
    Highest contract charges                  1.59%              2.01%               6.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.27%               8.90%
    Highest contract charges                  1.68%                --                8.52%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.74%              26.50%
    Highest contract charges                  1.60%              0.66%              26.25%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.89%              23.89%
    Highest contract charges                  1.60%              0.85%              24.04%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                  181,366       $1.618630          $293,564
    Highest contract charges                     26,119        1.581867            41,316
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  124,158        1.382540           171,652
    Highest contract charges                        611        1.357902               830
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    9,269        1.297525            12,026
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                    9,275        1.109648            10,292
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                    9,283        0.795107             7,381
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
HARTFORD EQUITY INCOME HLS FUND
 2006  Lowest contract charges                   17,507        1.415573            24,782
    Highest contract charges                     21,333        1.393396            29,726
    Remaining contract charges                      283              --               398
 2005  Lowest contract charges                   16,805        1.191368            20,022
    Highest contract charges                        701        1.178576               826
    Remaining contract charges                       --              --                --
HUNTINGTON VA INCOME EQUITY FUND
 2006  Lowest contract charges                  172,442        1.377826           237,595
    Highest contract charges                      5,262       14.359121            75,558
    Remaining contract charges                  132,822              --         1,485,875
 2005  Lowest contract charges                   15,565        1.240399            19,306
    Highest contract charges                      5,238       13.076432            68,489
    Remaining contract charges                   97,364              --         1,289,834
 2004  Lowest contract charges                    5,594       13.241853            74,085
    Highest contract charges                      3,918       13.019064            51,015
    Remaining contract charges                   74,294              --           974,760
 2003  Lowest contract charges                    2,206       11.850404            26,138
    Highest contract charges                      3,306       11.748526            38,845
    Remaining contract charges                   29,850              --           352,062
 2002  Lowest contract charges                       45       10.173480               460
    Highest contract charges                         95       10.163435               962
    Remaining contract charges                    1,638              --            16,650

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HARTFORD VALUE OPPORTUNITIES HLS FUND
 2006  Lowest contract charges                1.40%              1.20%              17.08%
    Highest contract charges                  1.90%              2.10%              16.49%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              1.33%               6.55%
    Highest contract charges                  0.93%                --                6.02%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.39%              0.23%              16.93%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.25%              0.52%              39.56%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.93%                --               20.49%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
HARTFORD EQUITY INCOME HLS FUND
 2006  Lowest contract charges                1.40%              1.60%              18.82%
    Highest contract charges                  1.89%              6.07%              18.23%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.38%              2.91%               3.10%
    Highest contract charges                  0.94%                --                2.59%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA INCOME EQUITY FUND
 2006  Lowest contract charges                1.34%              1.60%              11.08%
    Highest contract charges                  2.50%              1.92%               9.81%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.32%              1.25%               3.40%
    Highest contract charges                  2.49%              1.71%               0.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%                --               11.74%
    Highest contract charges                  2.46%                --               10.85%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%              3.90%              16.43%
    Highest contract charges                  1.55%              4.65%              16.45%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.45%              6.46%               1.74%
    Highest contract charges                  0.58%              5.06%               1.63%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2006  Lowest contract charges                  397,917       $1.595687          $634,953
    Highest contract charges                      7,096       15.409957           109,346
    Remaining contract charges                  426,795              --         5,079,252
 2005  Lowest contract charges                   76,430        1.387277           106,030
    Highest contract charges                      6,302       13.552210            85,409
    Remaining contract charges                  224,152              --         3,063,959
 2004  Lowest contract charges                    8,898       13.641047           121,388
    Highest contract charges                      3,765       13.411543            50,491
    Remaining contract charges                   87,725              --         1,184,756
 2003  Lowest contract charges                    4,086       12.197239            49,836
    Highest contract charges                      3,304       12.092405            39,955
    Remaining contract charges                   33,099              --           401,765
 2002  Lowest contract charges                      245       10.222816             2,509
    Highest contract charges                        140       10.208413             1,432
    Remaining contract charges                    1,027              --            10,488
HUNTINGTON VA GROWTH FUND
 2006  Lowest contract charges                  134,031        0.905081           121,308
    Highest contract charges                      3,709       12.340854            45,773
    Remaining contract charges                  149,642              --           789,488
 2005  Lowest contract charges                   45,909        0.849930            39,020
    Highest contract charges                      3,679       11.742513            43,202
    Remaining contract charges                   60,173              --           715,534
 2004  Lowest contract charges                    4,549       12.158550            55,307
    Highest contract charges                      2,710       11.953918            32,393
    Remaining contract charges                   46,966              --           565,512
 2003  Lowest contract charges                    3,533       11.702990            41,343
    Highest contract charges                      1,783       11.602372            20,693
    Remaining contract charges                   19,790              --           230,463
 2002  Lowest contract charges                      236       10.266306             2,424
    Highest contract charges                         68       10.251839               693
    Remaining contract charges                       70              --               715

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA DIVIDEND CAPTURE FUND
 2006  Lowest contract charges                1.35%              2.60%              15.02%
    Highest contract charges                  2.50%              3.32%              13.71%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.29%              2.16%               4.20%
    Highest contract charges                  2.48%              3.20%               1.05%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.05%              11.84%
    Highest contract charges                  2.46%                --               10.95%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%              5.71%              19.31%
    Highest contract charges                  1.55%              7.18%              16.38%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.45%              9.11%               2.23%
    Highest contract charges                  0.56%              6.21%               2.08%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA GROWTH FUND
 2006  Lowest contract charges                1.35%              0.09%               6.31%
    Highest contract charges                  2.50%              0.42%               5.10%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.47%                --                3.50%
    Highest contract charges                  2.49%              0.49%               1.77%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%              0.01%               3.89%
    Highest contract charges                  2.45%                --                3.07%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%              0.37%              13.99%
    Highest contract charges                  1.56%              0.47%              13.21%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.45%              0.30%               2.66%
    Highest contract charges                  0.54%              0.18%               2.52%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA MID CORP AMERICA FUND
 2006  Lowest contract charges                  301,645       $1.660206          $500,791
    Highest contract charges                      2,796       16.786040            46,928
    Remaining contract charges                  314,083              --         3,245,167
 2005  Lowest contract charges                   54,155        1.569226            84,982
    Highest contract charges                      2,287       16.049710            36,703
    Remaining contract charges                  141,793              --         1,967,504
 2004  Lowest contract charges                    6,408       14.854866            95,191
    Highest contract charges                        922       14.604930            13,462
    Remaining contract charges                   45,358              --           667,308
 2003  Lowest contract charges                    2,791       12.923624            36,072
    Highest contract charges                        862       12.812513            11,049
    Remaining contract charges                   21,331              --           274,309
 2002  Lowest contract charges                      243       10.140318             2,462
    Highest contract charges                        121       10.126027             1,224
    Remaining contract charges                    1,155              --            11,703
HUNTINGTON VA NEW ECONOMY FUND
 2006  Lowest contract charges                  370,392        1.716058           635,614
    Highest contract charges                      2,267       17.627960            39,958
    Remaining contract charges                  218,784              --         2,240,094
 2005  Lowest contract charges                   57,877        1.577247            91,287
    Highest contract charges                      2,334       16.389399            38,247
    Remaining contract charges                   95,435              --         1,444,062
 2004  Lowest contract charges                    3,932       15.093436            59,356
    Highest contract charges                      1,750       14.839470            25,963
    Remaining contract charges                   36,504              --           545,245
 2003  Lowest contract charges                    1,004       12.927692            12,985
    Highest contract charges                      1,438       12.816543            18,436
    Remaining contract charges                   11,942              --           153,586
 2002  Lowest contract charges                       46        9.990391               456
    Highest contract charges                        107        9.980527             1,064
    Remaining contract charges                       27              --               269

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA MID CORP AMERICA FUND
 2006  Lowest contract charges                1.35%              0.31%               5.80%
    Highest contract charges                  2.50%              0.37%               4.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.25%              0.07%              14.24%
    Highest contract charges                  2.48%              0.11%               9.89%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.02%              14.94%
    Highest contract charges                  2.46%              0.01%              14.03%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%              0.18%              27.45%
    Highest contract charges                  1.55%              0.27%              26.82%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.45%                --                1.40%
    Highest contract charges                  0.57%                --                1.26%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA NEW ECONOMY FUND
 2006  Lowest contract charges                1.35%              0.08%               8.80%
    Highest contract charges                  2.50%              0.12%               7.56%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.26%                --               15.94%
    Highest contract charges                  2.49%                --               10.45%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%                --               16.75%
    Highest contract charges                  2.44%                --               15.82%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.67%                --               29.35%
    Highest contract charges                  1.56%                --               23.60%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.45%                --                0.10%
    Highest contract charges                  0.58%                --                0.20%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA ROTATING MARKETS FUND
 2006  Lowest contract charges                   84,660       $1.509664          $127,806
    Highest contract charges                      2,094       17.034600            35,678
    Remaining contract charges                  128,819              --         1,223,580
 2005  Lowest contract charges                    5,423        1.279296             6,938
    Highest contract charges                      1,626       14.602090            23,750
    Remaining contract charges                   68,598              --         1,014,739
 2004  Lowest contract charges                    4,823       13.886007            66,966
    Highest contract charges                        970       13.652372            13,237
    Remaining contract charges                   61,173              --           841,991
 2003  Lowest contract charges                    2,907       12.652208            36,780
    Highest contract charges                      1,310       12.543441            16,435
    Remaining contract charges                   16,970              --           213,650
 2002  Lowest contract charges                      235       10.348845             2,432
    Highest contract charges                        102       10.334263             1,059
    Remaining contract charges                      866              --             8,950
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2006  Lowest contract charges                   37,900       14.430333           546,914
    Highest contract charges                     82,936        1.553815           128,868
    Remaining contract charges                  229,665              --           465,207
 2005  Lowest contract charges                      685       11.630368             7,971
    Highest contract charges                     15,596        1.263000            19,697
    Remaining contract charges                    5,367              --            21,530
HUNTINGTON VA MACRO 100 FUND
 2006  Lowest contract charges                  267,069        1.155831           308,687
    Highest contract charges                     17,754        1.122950            19,937
    Remaining contract charges                  505,524              --           574,916
 2005  Lowest contract charges                   37,620        1.092207            41,089
    Highest contract charges                      8,916        1.073412             9,570
    Remaining contract charges                  222,121              --           240,013
 2004  Lowest contract charges                   13,580        1.050977            14,273
    Highest contract charges                     49,494        1.048339            51,886
    Remaining contract charges                   21,023              --            22,056
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2006  Lowest contract charges                   27,961       10.454920           292,340
    Highest contract charges                     46,821        1.065020            49,865
    Remaining contract charges                  220,785              --           311,976
 2005  Lowest contract charges                    1,548       10.007438            15,493
    Highest contract charges                      7,302        1.030448             7,525
    Remaining contract charges                    5,651              --             5,852

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA ROTATING MARKETS FUND
 2006  Lowest contract charges                1.34%              0.56%              18.01%
    Highest contract charges                  2.50%              0.58%              16.66%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.22%                --               13.36%
    Highest contract charges                  2.48%              0.64%               6.96%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.48%               9.75%
    Highest contract charges                  2.44%              0.16%               8.88%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%                --               22.26%
    Highest contract charges                  1.55%                --               21.04%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.45%                --                3.49%
    Highest contract charges                  0.57%                --                3.34%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA INTERNATIONAL EQUITY
 FUND
 2006  Lowest contract charges                1.34%              2.48%              24.08%
    Highest contract charges                  2.19%              1.80%              23.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.22%             14.70%              15.18%
    Highest contract charges                  2.15%              1.08%              14.71%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MACRO 100 FUND
 2006  Lowest contract charges                1.35%              0.07%               5.83%
    Highest contract charges                  2.50%              0.13%               4.62%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%              0.16%              14.04%
    Highest contract charges                  2.45%              0.19%               2.55%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.83%                --                5.10%
    Highest contract charges                  1.06%                --                4.83%
    Remaining contract charges                  --                 --                  --
HUNTINGTON VA MORTGAGE SECURITIES FUND
 2006  Lowest contract charges                1.35%              0.26%               4.47%
    Highest contract charges                  2.18%                --                3.59%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.08%                --                0.27%
    Highest contract charges                  2.02%                --                0.61%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
HUNTINGTON VA SITUS SMALL CAP FUND
 2006  Lowest contract charges                  426,891       $1.348911          $575,837
    Highest contract charges                      7,995        1.310568            10,478
    Remaining contract charges                1,898,640              --         2,521,605
 2005  Lowest contract charges                   40,251        1.304158            52,493
    Highest contract charges                      2,500        1.281741             3,204
    Remaining contract charges                  778,086              --         1,003,374
 2004  Lowest contract charges                    3,979        1.124039             4,472
    Highest contract charges                     11,840        1.123192            13,299
    Remaining contract charges                       --              --                --
MFS CAPITAL OPPORTUNITIES SERIES
 2006  Lowest contract charges                      232       10.390804             2,404
    Highest contract charges                      2,005        6.768617            13,569
    Remaining contract charges                1,670,080              --        14,329,489
 2005  Lowest contract charges                      232        9.217904             2,138
    Highest contract charges                      3,157        6.098386            19,251
    Remaining contract charges                1,958,914              --        15,047,096
 2004  Lowest contract charges                      230        9.151640             2,130
    Highest contract charges                      3,043        6.149111            18,712
    Remaining contract charges                2,218,608              --        17,092,503
 2003  Lowest contract charges                      233        8.215084             1,918
    Highest contract charges                     10,532        7.414145            78,088
    Remaining contract charges                2,190,633              --        15,579,712
 2002  Lowest contract charges                      234        6.510383             1,527
    Highest contract charges                      3,485        5.958392            20,767
    Remaining contract charges                1,746,261              --        10,235,971
MFS EMERGING GROWTH SERIES
 2006  Lowest contract charges                   98,320        8.678651           853,284
    Highest contract charges                      5,111        5.433347            27,768
    Remaining contract charges                2,290,946              --        17,105,942
 2005  Lowest contract charges                   77,507        8.153094           631,920
    Highest contract charges                      3,879        5.165968            20,039
    Remaining contract charges                2,416,051              --        17,405,243
 2004  Lowest contract charges                   62,174        7.568372           470,548
    Highest contract charges                     11,808        4.855786            57,337
    Remaining contract charges                2,481,207              --        16,809,258
 2003  Lowest contract charges                   28,019        6.791141           190,278
    Highest contract charges                      1,509        4.367772             6,589
    Remaining contract charges                2,334,638              --        14,688,617
 2002  Lowest contract charges                  992,785        5.237359         5,199,570
    Highest contract charges                      1,046        3.435336             3,594
    Remaining contract charges                  991,707              --         5,029,013

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
HUNTINGTON VA SITUS SMALL CAP FUND
 2006  Lowest contract charges                1.34%              0.12%               3.43%
    Highest contract charges                  2.50%              0.09%               2.25%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.26%                --               20.04%
    Highest contract charges                  2.45%              0.01%              14.29%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.01%                --               12.40%
    Highest contract charges                  1.07%                --               12.32%
    Remaining contract charges                  --                 --                  --
MFS CAPITAL OPPORTUNITIES SERIES
 2006  Lowest contract charges                0.98%              0.44%              12.72%
    Highest contract charges                  2.50%              0.51%              10.99%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.98%              0.74%               0.72%
    Highest contract charges                  2.49%              0.74%               0.83%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              0.36%              11.40%
    Highest contract charges                  2.46%              0.40%               9.69%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.99%              0.23%              26.18%
    Highest contract charges                  2.33%              0.19%              24.43%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.97%              0.08%              30.36%
    Highest contract charges                  0.95%                --                4.10%
    Remaining contract charges                  --                 --                  --
MFS EMERGING GROWTH SERIES
 2006  Lowest contract charges                1.35%                --                6.45%
    Highest contract charges                  2.55%                --                5.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%                --                7.73%
    Highest contract charges                  2.52%                --                6.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.35%                --               11.45%
    Highest contract charges                  2.46%                --               10.17%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.90%                --               19.89%
    Highest contract charges                  2.39%                --               27.14%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.41%                --               34.68%
    Highest contract charges                  0.84%                --                5.22%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS GLOBAL EQUITY SERIES
 2006  Lowest contract charges                   34,570      $16.420004          $567,659
    Highest contract charges                      4,954       13.415376            66,463
    Remaining contract charges                  687,118              --        10,099,529
 2005  Lowest contract charges                   18,887       13.377978           252,672
    Highest contract charges                      4,223       11.056369            46,694
    Remaining contract charges                  650,175              --         7,844,416
 2004  Lowest contract charges                    7,781       12.593096            97,993
    Highest contract charges                      1,477       10.528057            15,547
    Remaining contract charges                  734,952              --         8,440,222
 2003  Lowest contract charges                    3,165       10.791504            34,155
    Highest contract charges                      1,424       10.046478            14,304
    Remaining contract charges                  377,586              --         3,774,010
 2002  Lowest contract charges                   78,489        8.199128           643,542
    Highest contract charges                        424        8.045196             3,414
    Remaining contract charges                  116,596              --           940,087
MFS HIGH INCOME SERIES
 2006  Lowest contract charges                      507       13.404996             6,793
    Highest contract charges                        349       12.303290             4,295
    Remaining contract charges                6,477,357              --        82,012,390
 2005  Lowest contract charges                    1,790       12.450166            22,292
    Highest contract charges                        349       11.434854             3,993
    Remaining contract charges                6,857,178              --        79,955,561
 2004  Lowest contract charges                    3,098       12.303541            38,111
    Highest contract charges                     30,723       11.488203           352,956
    Remaining contract charges                6,233,648              --        72,407,930
 2003  Lowest contract charges                    1,791       11.379739            20,381
    Highest contract charges                     38,364       10.647511           408,484
    Remaining contract charges                4,842,418              --        52,484,124
 2002  Lowest contract charges                    1,675        9.739361            16,310
    Highest contract charges                      4,821        9.241069            44,548
    Remaining contract charges                1,313,786              --        12,298,894

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS GLOBAL EQUITY SERIES
 2006  Lowest contract charges                1.35%              0.51%              22.74%
    Highest contract charges                  2.50%              0.49%              21.34%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.22%               6.23%
    Highest contract charges                  2.48%              0.28%               5.02%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.34%              0.26%              16.70%
    Highest contract charges                  2.46%                --               15.36%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.90%                --               23.42%
    Highest contract charges                  2.34%              0.07%              24.88%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.49%              13.12%
    Highest contract charges                  0.97%              0.64%               1.60%
    Remaining contract charges                  --                 --                  --
MFS HIGH INCOME SERIES
 2006  Lowest contract charges                0.85%                --                9.44%
    Highest contract charges                  2.55%              7.79%               7.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.95%              9.04%               1.19%
    Highest contract charges                  2.45%                --                0.42%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              4.96%               8.12%
    Highest contract charges                  2.47%              2.81%               6.46%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.95%              3.96%              16.84%
    Highest contract charges                  2.34%              2.93%              15.22%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.94%                --                1.59%
    Highest contract charges                  0.98%                --                4.10%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES
 2006  Lowest contract charges                       54       $8.992777              $492
    Highest contract charges                        799        6.449766             5,150
    Remaining contract charges                3,406,699              --        26,100,112
 2005  Lowest contract charges                       55        8.451965               468
    Highest contract charges                     28,943        6.156607           178,189
    Remaining contract charges                4,015,498              --        28,897,793
 2004  Lowest contract charges                       57        8.178342               459
    Highest contract charges                     19,597        6.041268           118,388
    Remaining contract charges                4,563,595              --        32,178,546
 2003  Lowest contract charges                       57        7.573204               433
    Highest contract charges                     20,361        7.007495           142,679
    Remaining contract charges                4,166,965              --        27,761,019
 2002  Lowest contract charges                       58        6.223959               362
    Highest contract charges                      4,500        5.831401            26,242
    Remaining contract charges                2,203,553              --        12,696,198
MFS INVESTORS TRUST SERIES
 2006  Lowest contract charges                1,872,392       11.127182        20,834,429
    Highest contract charges                        221        9.403315             2,080
    Remaining contract charges               13,321,398              --       126,960,587
 2005  Lowest contract charges                1,019,422        9.981433        10,175,294
    Highest contract charges                    114,688        8.545435           980,060
    Remaining contract charges               11,000,648              --        94,594,486
 2004  Lowest contract charges                  446,808        9.427597         4,212,333
    Highest contract charges                     31,576        8.164604           257,806
    Remaining contract charges                7,691,741              --        62,913,124
 2003  Lowest contract charges                   46,911        8.581266           402,557
    Highest contract charges                     31,845        7.418037           236,228
    Remaining contract charges                3,896,405              --        29,280,938
 2002  Lowest contract charges                  920,811        6.336303         5,834,537
    Highest contract charges                      3,674        6.217311            22,843
    Remaining contract charges                1,026,028              --         6,428,927

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS INVESTORS GROWTH STOCK SERIES
 2006  Lowest contract charges                0.99%                --                6.40%
    Highest contract charges                  2.54%                --                4.87%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.00%              0.35%               3.35%
    Highest contract charges                  2.49%              0.31%               1.91%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                7.99%
    Highest contract charges                  2.47%                --                6.49%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.01%                --               21.68%
    Highest contract charges                  2.33%                --               20.17%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.01%                --               28.33%
    Highest contract charges                  0.95%                --                6.03%
    Remaining contract charges                  --                 --                  --
MFS INVESTORS TRUST SERIES
 2006  Lowest contract charges                1.35%              0.43%              11.48%
    Highest contract charges                  2.55%              0.60%              10.15%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.47%               5.88%
    Highest contract charges                  2.48%              0.36%               4.66%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.34%              0.37%               9.86%
    Highest contract charges                  2.46%              0.25%               8.61%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.88%                --               17.00%
    Highest contract charges                  2.31%              0.23%              19.31%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.57%              22.06%
    Highest contract charges                  0.97%                --                3.98%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS MID CAP GROWTH SERIES
 2006  Lowest contract charges                      886       $6.195864            $5,496
    Highest contract charges                      1,293        6.204074             8,022
    Remaining contract charges                6,816,701              --        41,543,314
 2005  Lowest contract charges                      277        6.172433             1,709
    Highest contract charges                    118,933        6.212611           738,885
    Remaining contract charges                7,286,345              --        44,086,442
 2004  Lowest contract charges                      743        6.043547             4,493
    Highest contract charges                     24,295        6.177888           150,090
    Remaining contract charges                7,201,116              --        43,055,062
 2003  Lowest contract charges                      464        5.325653             2,473
    Highest contract charges                     43,195        5.121071           221,207
    Remaining contract charges                5,448,295              --        28,870,143
 2002  Lowest contract charges                      466        3.923564             1,827
    Highest contract charges                     13,762        3.825956            52,653
    Remaining contract charges                1,802,027              --         7,029,994
MFS NEW DISCOVERY SERIES
 2006  Lowest contract charges                      184       15.374161             2,840
    Highest contract charges                        544        8.745989             4,758
    Remaining contract charges                8,454,991              --        96,607,693
 2005  Lowest contract charges                    3,567       13.920832            49,658
    Highest contract charges                        136        7.924706             1,077
    Remaining contract charges                6,826,612              --        69,770,928
 2004  Lowest contract charges                    3,564       13.353210            47,633
    Highest contract charges                     36,507        7.727987           282,123
    Remaining contract charges                4,251,036              --        42,642,471
 2003  Lowest contract charges                    3,672       12.655700            46,468
    Highest contract charges                      1,879        7.438770            13,977
    Remaining contract charges                2,283,719              --        22,981,090
 2002  Lowest contract charges                    7,134        9.554772            68,167
    Highest contract charges                      4,780        8.583722            41,032
    Remaining contract charges                  907,240              --         7,512,056

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS MID CAP GROWTH SERIES
 2006  Lowest contract charges                1.13%                --                1.37%
    Highest contract charges                  2.54%                --               (0.04)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.98%                --                2.13%
    Highest contract charges                  2.47%                --                0.56%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%                --               13.48%
    Highest contract charges                  2.47%                --               11.73%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.95%                --               35.74%
    Highest contract charges                  2.33%                --               33.85%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.93%                --               43.74%
    Highest contract charges                  0.92%                --                3.55%
    Remaining contract charges                  --                 --                  --
MFS NEW DISCOVERY SERIES
 2006  Lowest contract charges                0.87%                --               12.26%
    Highest contract charges                  2.55%                --               10.36%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.95%                --                4.25%
    Highest contract charges                  2.54%                --                2.60%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%                --                5.51%
    Highest contract charges                  2.48%                --                3.89%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.96%                --               32.45%
    Highest contract charges                  2.39%                --               30.55%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.95%                --               32.28%
    Highest contract charges                  0.92%                --                3.93%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS TOTAL RETURN SERIES
 2006  Lowest contract charges                    9,242      $15.666027          $144,750
    Highest contract charges                      2,532       13.736415            34,777
    Remaining contract charges               33,818,630              --       469,905,418
 2005  Lowest contract charges                    1,925       14.120252            27,181
    Highest contract charges                    296,300       12.605897         3,735,130
    Remaining contract charges               27,862,055              --       350,520,528
 2004  Lowest contract charges                   13,307       14.092027           187,554
    Highest contract charges                     96,608       12.570577         1,214,418
    Remaining contract charges               20,952,129              --       261,180,901
 2003  Lowest contract charges                   10,037       12.779699           128,265
    Highest contract charges                      6,924       10.861973            75,212
    Remaining contract charges               13,431,756              --       153,518,378
 2002  Lowest contract charges                    8,140       11.091266            90,278
    Highest contract charges                     10,094       10.066383           101,614
    Remaining contract charges                5,052,427              --        51,024,522
MFS VALUE SERIES
 2006  Lowest contract charges                    1,146       17.614057            20,192
    Highest contract charges                        468       16.717946             7,818
    Remaining contract charges                2,959,469              --        50,725,511
 2005  Lowest contract charges                      230       14.700660             3,380
    Highest contract charges                     70,042       14.206107           995,022
    Remaining contract charges                1,526,354              --        22,051,129
 2004  Lowest contract charges                      150       14.004824             2,083
    Highest contract charges                     23,394       13.656146           319,470
    Remaining contract charges                  965,392              --        13,312,711
 2003  Lowest contract charges                   13,955       12.242356           170,842
    Highest contract charges                     20,623       12.160581           250,788
    Remaining contract charges                  285,982              --         3,488,945
MFS RESEARCH BOND SERIES
 2006  Lowest contract charges                    2,071       10.344135            21,411
    Highest contract charges                        372       10.084786             3,747
    Remaining contract charges                1,086,634              --        11,104,207
 2005  Lowest contract charges                    1,142       10.056830            11,486
    Highest contract charges                        372        9.942911             3,698
    Remaining contract charges                  256,785              --         2,568,470
MFS RESEARCH INTERNATIONAL SERIES
 2006  Lowest contract charges                   57,081       14.847352           847,466
    Highest contract charges                      7,176       14.564440           104,514
    Remaining contract charges                  435,505              --         6,404,209
 2005  Lowest contract charges                    3,179       11.985466            38,100
    Highest contract charges                      1,814       11.893036            21,579
    Remaining contract charges                   66,857              --           797,595

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS TOTAL RETURN SERIES
 2006  Lowest contract charges                0.84%              1.63%              10.95%
    Highest contract charges                  2.54%              0.57%               9.08%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.83%                --                3.75%
    Highest contract charges                  2.48%              1.43%               0.28%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.95%              1.63%              10.27%
    Highest contract charges                  2.48%              1.17%               8.57%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.95%              1.67%              15.22%
    Highest contract charges                  2.38%              0.86%              13.57%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.94%              0.21%               6.07%
    Highest contract charges                  0.96%                --                0.07%
    Remaining contract charges                  --                 --                  --
MFS VALUE SERIES
 2006  Lowest contract charges                0.85%              1.00%              19.82%
    Highest contract charges                  2.57%                --               17.80%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                0.85%                --                6.68%
    Highest contract charges                  2.48%              0.62%               4.03%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.93%                --               14.09%
    Highest contract charges                  2.46%              0.06%              12.34%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                0.89%                --               22.42%
    Highest contract charges                  1.57%                --               21.61%
    Remaining contract charges                  --                 --                  --
MFS RESEARCH BOND SERIES
 2006  Lowest contract charges                1.15%              4.16%               2.86%
    Highest contract charges                  2.55%              4.18%               1.43%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.04%                --                0.71%
    Highest contract charges                  2.47%                --                0.22%
    Remaining contract charges                  --                 --                  --
MFS RESEARCH INTERNATIONAL SERIES
 2006  Lowest contract charges                1.35%              2.08%              23.88%
    Highest contract charges                  2.50%              1.44%              22.46%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%              3.07%              19.63%
    Highest contract charges                  2.41%              4.40%              18.72%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
MFS RESEARCH SERIES
 2006  Lowest contract charges                    1,347      $11.678964           $15,712
    Highest contract charges                      3,642       11.330079            41,259
    Remaining contract charges                  125,414              --         1,438,798
 2005  Lowest contract charges                    4,416       10.617084            46,890
    Highest contract charges                      2,363       10.515260            24,850
    Remaining contract charges                   69,469              --           734,015
BLACKROCK GLOBAL GROWTH V.I. FUND
 2006  Lowest contract charges                      936       14.616321            13,674
    Highest contract charges                     15,055       14.337316           215,848
    Remaining contract charges                    1,064              --            15,288
 2005  Lowest contract charges                    1,025        9.430327             9,663
    Highest contract charges                     15,823       11.994124           189,785
    Remaining contract charges                    1,064              --            12,783
 2004  Lowest contract charges                    1,025        8.340096             8,553
    Highest contract charges                     15,121       10.639336           160,881
    Remaining contract charges                    8,145              --            86,783
 2003  Lowest contract charges                    1,026        7.365984             7,559
    Highest contract charges                     14,907        9.424894           140,500
    Remaining contract charges                    8,145              --            76,839
 2002  Lowest contract charges                    1,027        5.612482             5,765
    Highest contract charges                      1,064        7.205775             7,665
    Remaining contract charges                       --              --                --
BLACKROCK LARGE CAP GROWTH V.I. FUND
 2006  Lowest contract charges                    2,283       10.024557            22,882
    Highest contract charges                     26,968       11.920245           321,464
    Remaining contract charges                   53,939              --           603,388
 2005  Lowest contract charges                    2,283        9.482120            21,644
    Highest contract charges                     52,952       11.348752           600,939
    Remaining contract charges                   73,889              --           800,988
 2004  Lowest contract charges                    3,886       10.588346            41,143
    Highest contract charges                     52,646       10.469597           551,177
    Remaining contract charges                   70,796              --           704,529
 2003  Lowest contract charges                    3,245       10.039523            32,577
    Highest contract charges                     48,309        9.966707           481,479
    Remaining contract charges                   63,912              --           600,366
 2002  Lowest contract charges                    7,901        6.133161            48,458
    Highest contract charges                      4,949        7.549633            37,363
    Remaining contract charges                    3,872              --            29,241
U.S. MID CAP VALUE
 2006  Lowest contract charges                       59       11.473975               679
    Highest contract charges                        776       11.444937             8,880
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
MFS RESEARCH SERIES
 2006  Lowest contract charges                0.85%                --                9.54%
    Highest contract charges                  2.50%              0.52%               7.75%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.33%                --               12.08%
    Highest contract charges                  2.44%                --               11.23%
    Remaining contract charges                  --                 --                  --
BLACKROCK GLOBAL GROWTH V.I. FUND
 2006  Lowest contract charges                1.63%              1.58%              20.02%
    Highest contract charges                  2.05%              0.96%              19.54%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.74%              1.25%              13.07%
    Highest contract charges                  2.04%              1.25%              12.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.75%              1.66%              13.22%
    Highest contract charges                  2.05%              1.66%              12.89%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.75%              1.09%              31.24%
    Highest contract charges                  2.02%              2.05%              30.85%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.60%              1.24%              28.99%
    Highest contract charges                  1.62%              0.58%              27.94%
    Remaining contract charges                  --                 --                  --
BLACKROCK LARGE CAP GROWTH V.I. FUND
 2006  Lowest contract charges                1.40%              0.29%               5.72%
    Highest contract charges                  2.06%              0.19%               5.04%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.38%              0.35%               9.10%
    Highest contract charges                  2.04%              0.19%               8.40%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.65%              0.28%               5.47%
    Highest contract charges                  2.05%              0.25%               5.05%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.64%              0.77%              32.54%
    Highest contract charges                  2.04%              0.95%              32.02%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.54%                --               24.72%
    Highest contract charges                  1.62%                --               24.50%
    Remaining contract charges                  --                 --                  --
U.S. MID CAP VALUE
 2006  Lowest contract charges                0.62%                --               15.97%
    Highest contract charges                  1.10%                --               15.75%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
CAPITAL OPPORTUNITIES
 2006  Lowest contract charges                    2,101       $4.615129            $9,694
    Highest contract charges                      1,421        4.579776             6,510
    Remaining contract charges                       --              --                --
DEVELOPING GROWTH
 2006  Lowest contract charges                      688        9.473026             6,516
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
FLEXIBLE INCOME
 2006  Lowest contract charges                    1,300       11.640579            15,128
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
COLUMBIA ASSET ALLOCATION FUND VS
 2006  Lowest contract charges                2,135,920        1.099916         2,349,334
    Highest contract charges                     25,402        1.058605            26,890
    Remaining contract charges                5,703,136              --         6,140,353
COLUMBIA SMALL COMPANY GROWTH FUND VS
 2006  Lowest contract charges                3,103,781        1.214678         3,770,094
    Highest contract charges                    443,797        1.169031           518,812
    Remaining contract charges               14,695,394              --        17,454,730
COLUMBIA LARGE CAP VALUE FUND VS
 2006  Lowest contract charges                   28,571        1.306154            37,318
    Highest contract charges                  1,052,999        1.252160         1,318,524
    Remaining contract charges               29,680,267              --        37,891,420
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES FUND VS
 2006  Lowest contract charges                3,491,387        1.797836         6,276,941
    Highest contract charges                    993,268        1.730327         1,718,678
    Remaining contract charges               18,389,737              --        32,312,468
 2005  Lowest contract charges                4,149,631        1.484030         6,158,177
    Highest contract charges                  1,049,724        1.439763         1,511,354
    Remaining contract charges               21,703,017              --        31,608,105
 2004  Lowest contract charges                3,457,927        1.262880         4,366,946
    Highest contract charges                    854,670        1.235040         1,055,552
    Remaining contract charges               19,955,338              --        24,837,751
 2003  Lowest contract charges                1,602,744        1.101687         1,765,723
    Highest contract charges                    555,440        1.086053           603,237
    Remaining contract charges               11,702,492              --        12,769,749
 2002  Lowest contract charges                  627,301        0.798974           501,197
    Highest contract charges                    474,659        0.793159           376,480
    Remaining contract charges                2,106,762              --         1,673,850

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
CAPITAL OPPORTUNITIES
 2006  Lowest contract charges                1.35%                --               13.36%
    Highest contract charges                  1.69%                --               13.21%
    Remaining contract charges                  --                 --                  --
DEVELOPING GROWTH
 2006  Lowest contract charges                1.36%                --               15.63%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
FLEXIBLE INCOME
 2006  Lowest contract charges                1.62%              5.29%               3.07%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
COLUMBIA ASSET ALLOCATION FUND VS
 2006  Lowest contract charges                1.16%              2.08%               4.87%
    Highest contract charges                  1.70%              2.54%               4.31%
    Remaining contract charges                  --                 --                  --
COLUMBIA SMALL COMPANY GROWTH FUND VS
 2006  Lowest contract charges                1.16%                --               (5.42)%
    Highest contract charges                  1.70%                --               (5.93)%
    Remaining contract charges                  --                 --                  --
COLUMBIA LARGE CAP VALUE FUND VS
 2006  Lowest contract charges                1.73%              5.29%              16.60%
    Highest contract charges                  1.70%              1.37%               6.86%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO INTERNATIONAL
 OPPORTUNITIES FUND VS
 2006  Lowest contract charges                1.70%              0.28%              21.15%
    Highest contract charges                  2.50%              0.29%              20.18%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.69%              0.09%              17.51%
    Highest contract charges                  2.49%              0.10%              16.58%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.43%              14.63%
    Highest contract charges                  2.48%              0.56%              13.72%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.69%              0.02%              37.89%
    Highest contract charges                  2.39%              0.02%              36.93%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.68%              0.09%               8.91%
    Highest contract charges                  0.89%              0.20%               4.62%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA HIGH YIELD FUND VS
 2006  Lowest contract charges                4,010,585       $1.573202        $6,309,462
    Highest contract charges                    545,774        1.514137           826,376
    Remaining contract charges               14,106,120              --        21,700,575
 2005  Lowest contract charges                4,503,330        1.438402         6,477,599
    Highest contract charges                    477,309        1.395509           666,089
    Remaining contract charges               16,754,788              --        23,665,261
 2004  Lowest contract charges                5,147,879        1.432207         7,372,828
    Highest contract charges                    350,579        1.400647           491,038
    Remaining contract charges               17,707,468              --        25,007,663
 2003  Lowest contract charges                4,603,496        1.307637         6,019,702
    Highest contract charges                    130,441        1.289080           168,149
    Remaining contract charges               12,315,796              --        15,954,250
 2002  Lowest contract charges                3,016,288        1.013719         3,057,668
    Highest contract charges                     67,340        1.006346            67,767
    Remaining contract charges                3,063,424              --         3,088,859
COLUMBIA MARSICO FOCUSED EQUITIES FUND
 VS
 2006  Lowest contract charges                5,334,158        1.253960         6,688,822
    Highest contract charges                    408,968        1.206847           493,562
    Remaining contract charges               18,913,557              --        23,199,182
 2005  Lowest contract charges                6,477,361        1.178027         7,630,506
    Highest contract charges                    419,957        1.142878           479,959
    Remaining contract charges               22,278,564              --        25,776,431
 2004  Lowest contract charges                6,613,404        1.086242         7,183,756
    Highest contract charges                    373,554        1.062295           396,824
    Remaining contract charges               22,415,920              --        24,015,948
 2003  Lowest contract charges                5,613,869        0.992283         5,570,547
    Highest contract charges                    545,976        0.978202           534,075
    Remaining contract charges               16,934,011              --        16,647,023
 2002  Lowest contract charges                4,379,461        0.758289         3,320,897
    Highest contract charges                    188,003        0.752774           141,524
    Remaining contract charges                4,734,146              --         3,570,545

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA HIGH YIELD FUND VS
 2006  Lowest contract charges                1.70%              2.50%               9.37%
    Highest contract charges                  2.50%              2.68%               8.50%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%              0.16%               0.43%
    Highest contract charges                  2.49%              0.18%               0.37%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%              6.57%               9.53%
    Highest contract charges                  2.47%             12.71%               8.66%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.69%              7.56%              28.99%
    Highest contract charges                  2.39%              7.62%              28.10%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.69%             10.63%               0.46%
    Highest contract charges                  0.95%             24.81%               6.32%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO FOCUSED EQUITIES FUND
 VS
 2006  Lowest contract charges                1.70%                --                6.45%
    Highest contract charges                  2.50%                --                5.60%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.69%                --                8.45%
    Highest contract charges                  2.49%                --                7.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --                9.47%
    Highest contract charges                  2.48%                --                8.60%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.69%                --               30.86%
    Highest contract charges                  2.38%                --               29.95%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.69%                --               16.50%
    Highest contract charges                  0.97%                --                6.66%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND VS
 2006  Lowest contract charges                3,807,635       $1.157582        $4,407,652
    Highest contract charges                    840,103        1.114060           935,925
    Remaining contract charges               19,282,089              --        21,821,779
 2005  Lowest contract charges                4,255,572        1.109812         4,722,885
    Highest contract charges                    833,330        1.076669           897,221
    Remaining contract charges               22,445,598              --        24,457,423
 2004  Lowest contract charges                4,462,849        1.050589         4,688,621
    Highest contract charges                    408,188        1.027402           419,373
    Remaining contract charges               21,313,110              --        22,074,902
 2003  Lowest contract charges                2,992,263        0.945372         2,828,801
    Highest contract charges                    438,428        0.931930           408,584
    Remaining contract charges                9,225,261              --         8,640,642
 2002  Lowest contract charges                2,991,864        0.736355         2,203,074
    Highest contract charges                    223,715        0.730984           163,532
    Remaining contract charges                3,019,768              --         2,212,293
COLUMBIA MARSICO 21ST CENTURY FUND VS
 2006  Lowest contract charges                1,096,576        1.733100         1,900,474
    Highest contract charges                    223,075        1.668003           372,090
    Remaining contract charges                3,593,601              --         6,093,317
 2005  Lowest contract charges                1,184,692        1.472145         1,744,039
    Highest contract charges                    217,214        1.428223           310,230
    Remaining contract charges                3,667,521              --         5,301,096
 2004  Lowest contract charges                1,203,123        1.387941         1,669,862
    Highest contract charges                     89,641        1.357351           121,675
    Remaining contract charges                2,540,812              --         3,476,569
 2003  Lowest contract charges                  839,001        1.153813           968,050
    Highest contract charges                    192,940        1.137441           219,458
    Remaining contract charges                1,228,319              --         1,405,518
 2002  Lowest contract charges                1,059,329        0.788365           835,138
    Highest contract charges                     18,189        0.783119            14,244
    Remaining contract charges                  823,217              --           646,134

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO GROWTH FUND VS
 2006  Lowest contract charges                1.70%                --                4.30%
    Highest contract charges                  2.50%                --                3.47%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%                --                5.64%
    Highest contract charges                  2.48%                --                4.80%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --               11.13%
    Highest contract charges                  2.48%                --               10.25%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.70%                --               28.39%
    Highest contract charges                  2.40%                --               27.49%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.70%                --               17.55%
    Highest contract charges                  0.87%                --                5.68%
    Remaining contract charges                  --                 --                  --
COLUMBIA MARSICO 21ST CENTURY FUND VS
 2006  Lowest contract charges                1.70%              0.18%              17.73%
    Highest contract charges                  2.50%              0.18%              16.79%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%                --                6.07%
    Highest contract charges                  2.48%                --                5.22%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --               20.29%
    Highest contract charges                  2.43%                --               19.33%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.70%                --               46.36%
    Highest contract charges                  2.38%                --               45.34%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.69%                --                9.75%
    Highest contract charges                  0.93%                --                2.14%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
COLUMBIA MARSICO MIDCAP GROWTH FUND VS
 2006  Lowest contract charges                5,996,410       $0.910638        $5,460,558
    Highest contract charges                  1,594,421        0.876416         1,397,376
    Remaining contract charges               30,680,599              --        27,311,443
 2005  Lowest contract charges                6,959,737        0.787041         5,477,598
    Highest contract charges                  1,679,899        0.763540         1,282,670
    Remaining contract charges               36,877,154              --        28,485,292
 2004  Lowest contract charges                7,035,039        0.761027         5,353,852
    Highest contract charges                  1,196,727        0.744232           890,643
    Remaining contract charges               34,397,556              --        25,803,885
 2003  Lowest contract charges                5,009,832        0.678494         3,399,141
    Highest contract charges                    894,178        0.668854           598,075
    Remaining contract charges               21,339,664              --        14,341,642
 2002  Lowest contract charges                3,155,634        0.541405         1,708,476
    Highest contract charges                    548,277        0.537457           294,676
    Remaining contract charges                5,690,121              --         3,063,883
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO -- 1
 2006  Lowest contract charges                   28,417       11.497963           326,732
    Highest contract charges                     93,311       11.340863         1,058,230
    Remaining contract charges                   22,887              --           261,871
 2005  Lowest contract charges                   27,233       10.501235           285,976
    Highest contract charges                    107,199       10.409670         1,115,902
    Remaining contract charges                   14,350              --           150,252
 2004  Lowest contract charges                   24,275       10.384343           252,078
    Highest contract charges                     65,371       10.345397           676,286
    Remaining contract charges                    1,017              --            10,552
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO -- 1
 2006  Lowest contract charges                1,524,302       10.409823        15,867,716
    Highest contract charges                    169,434       10.183203         1,725,377
    Remaining contract charges                2,066,303              --        21,997,974
 2005  Lowest contract charges                  823,980       10.132437         8,348,927
    Highest contract charges                     99,284        9.991450           991,991
    Remaining contract charges                1,499,287              --        15,534,711
 2004  Lowest contract charges                  187,591       10.030484         1,881,624
    Highest contract charges                     27,585        9.970362           275,031
    Remaining contract charges                  375,404              --         3,819,516

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
COLUMBIA MARSICO MIDCAP GROWTH FUND VS
 2006  Lowest contract charges                1.70%                --               15.70%
    Highest contract charges                  2.50%                --               14.78%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.70%                --                3.42%
    Highest contract charges                  2.49%                --                2.59%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%                --               12.16%
    Highest contract charges                  2.48%                --               11.27%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.69%                --               25.32%
    Highest contract charges                  2.39%                --               24.45%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.69%                --               35.12%
    Highest contract charges                  0.89%                --                2.75%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST BALANCED
 PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              2.53%               9.49%
    Highest contract charges                  1.85%              2.96%               8.95%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.35%              2.71%               1.13%
    Highest contract charges                  1.84%              2.38%               0.62%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                3.84%
    Highest contract charges                  1.36%                --                3.45%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST CORE BOND
 PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              3.09%               2.74%
    Highest contract charges                  2.15%              3.19%               1.92%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              2.81%               1.02%
    Highest contract charges                  2.13%              2.21%               0.21%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                0.31%
    Highest contract charges                  1.58%                --                0.30%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO -- 1
 2006  Lowest contract charges                  317,213      $12.300087        $3,901,748
    Highest contract charges                     42,667       12.032363           513,382
    Remaining contract charges                  431,447              --         5,457,160
 2005  Lowest contract charges                  186,991       10.733991         2,007,163
    Highest contract charges                     24,185       10.584669           255,986
    Remaining contract charges                  323,483              --         3,564,796
 2004  Lowest contract charges                   48,950       10.632360           520,459
    Highest contract charges                      8,746       10.568653            92,432
    Remaining contract charges                   85,021              --           923,035
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO -- 1
 2006  Lowest contract charges                  143,463       14.360212         2,060,153
    Highest contract charges                     14,187       14.047695           199,294
    Remaining contract charges                  247,142              --         3,626,021
 2005  Lowest contract charges                   20,859       12.754866           266,058
    Highest contract charges                      3,465       12.577499            43,586
    Remaining contract charges                   34,963              --           451,103
 2004  Lowest contract charges                   11,242       11.040622           124,120
    Highest contract charges                        120       10.974483             1,316
    Remaining contract charges                    5,120              --            56,315
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO -- 1
 2006  Lowest contract charges                1,079,426       12.615484        13,617,496
    Highest contract charges                    140,112       12.340879         1,729,109
    Remaining contract charges                1,516,653              --        18,901,955
 2005  Lowest contract charges                  634,662       11.078689         7,031,221
    Highest contract charges                     80,918       10.924560           883,992
    Remaining contract charges                1,163,885              --        12,792,715
 2004  Lowest contract charges                  160,426       10.750194        17,246,030
    Highest contract charges                     28,387       10.685771           303,333
    Remaining contract charges                  303,116              --         3,247,384
JPMORGAN INSURANCE TRUST GOVERNMENT
 BOND PORTFOLIO -- 1
 2006  Lowest contract charges                  609,811       10.457261         6,376,951
    Highest contract charges                     54,126       10.229605           553,690
    Remaining contract charges                  855,647              --         8,837,431
 2005  Lowest contract charges                  336,907       10.243778         3,451,197
    Highest contract charges                     30,740       10.101247           310,511
    Remaining contract charges                  636,529              --         6,468,917
 2004  Lowest contract charges                   90,724       10.072294           913,811
    Highest contract charges                      7,463       10.011926            74,717
    Remaining contract charges                  174,290              --         1,749,231

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JPMORGAN INSURANCE TRUST DIVERSIFIED
 EQUITY PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              0.72%              14.59%
    Highest contract charges                  2.15%              0.69%              13.68%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.71%               0.96%
    Highest contract charges                  2.13%              0.64%               0.15%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                6.32%
    Highest contract charges                  1.57%                --                5.69%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST INTREPID MID
 CAP PORTFOLIO -- 1
 2006  Lowest contract charges                1.34%              0.17%              12.59%
    Highest contract charges                  2.14%              0.21%              11.69%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.12%              15.53%
    Highest contract charges                  2.12%              0.02%              14.61%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.98%                --               10.41%
    Highest contract charges                  1.52%                --                9.75%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST EQUITY INDEX
 PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              1.19%              13.87%
    Highest contract charges                  2.15%              1.18%              12.97%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              1.03%               3.06%
    Highest contract charges                  2.13%              0.92%               2.24%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                7.50%
    Highest contract charges                  1.57%                --                6.86%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST GOVERNMENT
 BOND PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              4.27%               2.08%
    Highest contract charges                  2.15%              4.29%               1.27%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              3.54%               1.70%
    Highest contract charges                  2.12%              2.33%               0.89%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                0.72%
    Highest contract charges                  1.58%                --                0.12%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JPMORGAN INSURANCE TRUST INTREPID
 GROWTH PORTFOLIO -- 1
 2006  Lowest contract charges                    4,520      $11.345689           $51,280
    Highest contract charges                      9,047       11.190639           101,238
    Remaining contract charges                    5,929              --            99,469
 2005  Lowest contract charges                    7,343       10.913451            80,141
    Highest contract charges                      4,051       10.818288            43,820
    Remaining contract charges                      895              --            14,477
 2004  Lowest contract charges                    1,852       10.529602            19,502
    Highest contract charges                      7,147       10.490110            74,970
    Remaining contract charges                       --              --                --
JPMORGAN INSURANCE TRUST DIVERSIFIED
 MID CAP GROWTH PORTFOLIO -- 1
 2006  Lowest contract charges                  347,835       12.753368         4,436,049
    Highest contract charges                     36,793       12.475767           459,020
    Remaining contract charges                  580,988              --         7,316,073
 2005  Lowest contract charges                  212,798       11.604997         2,469,519
    Highest contract charges                     24,255       11.443567           277,564
    Remaining contract charges                  408,414              --         4,700,749
 2004  Lowest contract charges                   62,277       10.588191           659,405
    Highest contract charges                      6,699       10.524737            70,500
    Remaining contract charges                  103,047              --         1,087,224
JPMORGAN INSURANCE TRUST DIVERSIFIED
 MID CAP VALUE PORTFOLIO -- 1
 2006  Lowest contract charges                  290,672       13.665218         3,972,101
    Highest contract charges                     32,728       13.367802           437,506
    Remaining contract charges                  473,057              --         6,628,643
 2005  Lowest contract charges                  237,454       11.866729         2,817,808
    Highest contract charges                     31,840       11.701685           372,585
    Remaining contract charges                  403,128              --         4,908,479
 2004  Lowest contract charges                   62,019       10.959001           679,670
    Highest contract charges                      6,759       10.893345            73,631
    Remaining contract charges                   80,392              --           896,873

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JPMORGAN INSURANCE TRUST INTREPID
 GROWTH PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              0.08%               3.96%
    Highest contract charges                  1.85%              0.05%               3.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.33%              0.24%               3.65%
    Highest contract charges                  1.85%              0.61%               3.13%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.01%                --                5.30%
    Highest contract charges                  1.33%                --                4.90%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST DIVERSIFIED
 MID CAP GROWTH PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%                --                9.90%
    Highest contract charges                  2.15%                --                9.02%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%                --                9.60%
    Highest contract charges                  2.12%                --                8.73%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                5.88%
    Highest contract charges                  1.57%                --                5.25%
    Remaining contract charges                  --                 --                  --
JPMORGAN INSURANCE TRUST DIVERSIFIED
 MID CAP VALUE PORTFOLIO -- 1
 2006  Lowest contract charges                1.35%              0.75%              15.16%
    Highest contract charges                  2.15%              0.76%              14.24%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              0.49%               8.28%
    Highest contract charges                  2.12%              0.32%               7.42%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                0.99%                --                9.59%
    Highest contract charges                  1.57%                --                8.93%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
JENNISON 20/20 FOCUS PORTFOLIO
 2006  Lowest contract charges                    4,677      $14.113382           $66,009
    Highest contract charges                     10,055        1.382824            13,905
    Remaining contract charges                   88,898              --           231,503
 2005  Lowest contract charges                    8,468       12.597739           106,673
    Highest contract charges                     37,495        1.249990            46,869
    Remaining contract charges                   39,351              --           150,522
 2004  Lowest contract charges                    6,762       10.535427            71,240
    Highest contract charges                     37,505        1.051640            39,442
    Remaining contract charges                   46,117              --           141,002
 2003  Lowest contract charges                    7,524        9.259937            69,670
    Highest contract charges                     64,737        0.929884            60,198
    Remaining contract charges                   62,197              --           140,203
 2002  Lowest contract charges                    6,314        7.290810            46,034
    Highest contract charges                     48,265        0.736550            35,550
    Remaining contract charges                   69,144              --           109,030
JENNISON PORTFOLIO
 2006  Lowest contract charges                   31,922        6.596442           210,568
    Highest contract charges                     23,017        0.895571            20,613
    Remaining contract charges                  327,322              --           489,380
 2005  Lowest contract charges                   32,822        6.599289           216,602
    Highest contract charges                     24,037        0.904505            21,741
    Remaining contract charges                  343,605              --           521,472
 2004  Lowest contract charges                   35,011        5.869216           205,483
    Highest contract charges                     25,090        0.812119            20,376
    Remaining contract charges                  373,387              --           504,637
 2003  Lowest contract charges                   36,291        5.449584           197,771
    Highest contract charges                     26,405        0.761248            20,101
    Remaining contract charges                  483,061              --           572,304
 2002  Lowest contract charges                   40,144        4.263949           171,173
    Highest contract charges                    155,075        0.602189            93,385
    Remaining contract charges                  295,704              --           277,216

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
JENNISON 20/20 FOCUS PORTFOLIO
 2006  Lowest contract charges                1.40%                --               12.03%
    Highest contract charges                  2.12%                --               11.19%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%                --               19.58%
    Highest contract charges                  1.99%                --               18.86%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%                --               13.77%
    Highest contract charges                  2.00%                --               13.09%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%                --               27.01%
    Highest contract charges                  2.00%                --               26.25%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%                --               23.66%
    Highest contract charges                  2.00%                --               24.11%
    Remaining contract charges                  --                 --                  --
JENNISON PORTFOLIO
 2006  Lowest contract charges                1.40%                --               (0.04)%
    Highest contract charges                  2.35%                --               (0.99)%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%                --               12.44%
    Highest contract charges                  2.34%                --               11.38%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.04%               7.70%
    Highest contract charges                  2.35%              0.04%               6.68%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%                --               27.81%
    Highest contract charges                  2.32%                --               26.60%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.41%                --               32.12%
    Highest contract charges                  2.00%                --               32.53%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
PRUDENTIAL VALUE PORTFOLIO
 2006  Lowest contract charges                   32,999       $1.399343           $46,175
    Highest contract charges                     10,690        1.343621            14,363
    Remaining contract charges                  134,247              --           183,707
 2005  Lowest contract charges                   48,722        1.188242            57,893
    Highest contract charges                      6,461        1.149511             7,426
    Remaining contract charges                  178,327              --           207,993
 2004  Lowest contract charges                   47,799        1.036859            49,561
    Highest contract charges                      6,461        1.010609             6,529
    Remaining contract charges                  186,586              --           190,690
 2003  Lowest contract charges                   35,362        0.907749            32,100
    Highest contract charges                      6,461        0.891419             5,759
    Remaining contract charges                  200,740              --           180,331
 2002  Lowest contract charges                   26,974        0.721253            19,455
    Highest contract charges                     73,481        0.714049            52,469
    Remaining contract charges                  111,243              --            79,893
SP WILLIAM BLAIR INTERNATIONAL GROWTH
 PORTFOLIO
 2006  Lowest contract charges                    2,040        1.198770             2,446
    Highest contract charges                      4,418        1.175236             5,192
    Remaining contract charges                   14,560              --            17,306
 2005  Lowest contract charges                    2,055        1.008958             2,073
    Highest contract charges                      4,421        0.992620             4,389
    Remaining contract charges                    6,781              --             6,794
 2004  Lowest contract charges                    2,071        0.883610             1,831
    Highest contract charges                      4,425        0.872343             3,860
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                    2,090        0.771651             1,613
    Highest contract charges                      4,429        0.764467             3,386
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                    2,112        0.562385             1,188
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
PRUDENTIAL VALUE PORTFOLIO
 2006  Lowest contract charges                1.41%              0.97%              17.77%
    Highest contract charges                  2.14%              1.14%              16.89%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.87%              14.60%
    Highest contract charges                  2.14%              0.86%              13.74%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.95%              14.22%
    Highest contract charges                  2.15%              0.96%              13.37%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              1.18%              25.86%
    Highest contract charges                  2.13%              3.25%              24.92%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.39%              1.19%              23.43%
    Highest contract charges                  2.00%              1.21%              23.89%
    Remaining contract charges                  --                 --                  --
SP WILLIAM BLAIR INTERNATIONAL GROWTH
 PORTFOLIO
 2006  Lowest contract charges                1.40%              1.45%              18.81%
    Highest contract charges                  1.75%              1.45%              18.40%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.39%              0.22%              14.19%
    Highest contract charges                  1.75%              0.22%              13.79%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.38%                --               14.51%
    Highest contract charges                  1.75%                --               14.11%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.39%                --               37.21%
    Highest contract charges                  1.73%                --               36.73%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.42%                --               23.91%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE ALL CAP
 PORTFOLIO
 2006  Lowest contract charges                1,743,672       $1.553472        $2,708,746
    Highest contract charges                     53,339        1.509106            80,495
    Remaining contract charges                  121,845              --           186,268
 2005  Lowest contract charges                1,999,252        1.333798         2,666,598
    Highest contract charges                     38,404        1.302192            50,010
    Remaining contract charges                  141,334              --           186,018
 2004  Lowest contract charges                2,054,471        1.300004         2,670,819
    Highest contract charges                     63,160        1.280175            80,856
    Remaining contract charges                  131,905              --           170,177
 2003  Lowest contract charges                2,208,053        1.217162         2,687,558
    Highest contract charges                     27,102        1.202804            32,599
    Remaining contract charges                  139,868              --           169,228
 2002  Lowest contract charges                2,287,881        0.887778         2,031,131
    Highest contract charges                     48,885        0.884377            43,232
    Remaining contract charges                   98,442              --            86,999
LEGG MASON PARTNERS VARIABLE GLOBAL
 HIGH YIELD BOND PORTFOLIO
 2006  Lowest contract charges                  149,388        1.629638           243,449
    Highest contract charges                      5,140        1.593576             8,191
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                  194,126        1.493640           289,954
    Highest contract charges                      5,144        1.465714             7,539
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                  182,558        1.459055           266,361
    Highest contract charges                     26,460        1.436801            38,018
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                  158,461        1.331938           211,060
    Highest contract charges                     34,320        1.316219            45,172
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                  164,895        1.087528           179,328
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
LEGG MASON PARTNERS VARIABLE ALL CAP
 PORTFOLIO
 2006  Lowest contract charges                1.40%              1.29%              16.47%
    Highest contract charges                  1.90%              1.30%              15.89%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              0.87%               2.60%
    Highest contract charges                  1.79%              5.81%               2.09%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              0.54%               6.81%
    Highest contract charges                  1.74%              0.56%               6.43%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              0.26%              37.10%
    Highest contract charges                  1.73%              0.27%              36.63%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              0.41%              26.10%
    Highest contract charges                  1.60%              0.48%              26.25%
    Remaining contract charges                  --                 --                  --
LEGG MASON PARTNERS VARIABLE GLOBAL
 HIGH YIELD BOND PORTFOLIO
 2006  Lowest contract charges                1.40%              4.90%               9.11%
    Highest contract charges                  1.75%              6.00%               8.72%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              6.13%               2.37%
    Highest contract charges                  1.76%              2.08%               2.01%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              6.86%               9.54%
    Highest contract charges                  1.75%              6.52%               9.16%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              6.47%              22.47%
    Highest contract charges                  1.74%              9.32%              22.05%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              6.88%               5.82%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE INVESTORS
 PORTFOLIO
 2006  Lowest contract charges                  614,137       $1.449498          $890,191
    Highest contract charges                     17,129        1.408038            24,118
    Remaining contract charges                   35,180              --            50,457
 2005  Lowest contract charges                  653,183        1.242971           811,888
    Highest contract charges                     36,179        1.231762            44,564
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                  650,321        1.183257           769,497
    Highest contract charges                     38,117        1.174341            44,763
    Remaining contract charges                       --              --                --
 2003  Lowest contract charges                  686,965        1.087128           746,819
    Highest contract charges                     39,881        1.080564            43,094
    Remaining contract charges                       --              --                --
 2002  Lowest contract charges                  724,225        0.833097           603,349
    Highest contract charges                     44,214        0.829316            36,667
    Remaining contract charges                       --              --                --
LEGG MASON PARTNERS VARIABLE TOTAL
 RETURN PORTFOLIO
 2006  Lowest contract charges                  217,607        1.334751           290,452
    Highest contract charges                      9,473        1.296582            12,282
    Remaining contract charges                   44,221              --            57,718
 2005  Lowest contract charges                  225,603        1.202497           271,288
    Highest contract charges                        703        1.173958               826
    Remaining contract charges                   46,121              --            54,425
 2004  Lowest contract charges                  240,282        1.180317           283,609
    Highest contract charges                     57,913        1.162314            67,313
    Remaining contract charges                   59,417              --            69,604
 2003  Lowest contract charges                  254,571        1.100760           280,222
    Highest contract charges                     53,793        1.087777            58,515
    Remaining contract charges                   59,417              --            65,011
 2002  Lowest contract charges                  243,618        0.963002           234,605
    Highest contract charges                     42,634        0.954972            40,715
    Remaining contract charges                   57,300              --            54,930
COMSTOCK
 2006  Lowest contract charges                    1,914       16.982646            32,506
    Highest contract charges                      2,522       16.521234            41,673
    Remaining contract charges                    4,989              --            83,535
GROWTH AND INCOME
 2006  Lowest contract charges                    2,394       17.033843            40,772
    Highest contract charges                        734       16.903161            12,413
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
LEGG MASON PARTNERS VARIABLE INVESTORS
 PORTFOLIO
 2006  Lowest contract charges                1.40%              1.65%              16.62%
    Highest contract charges                  1.90%              4.40%              16.03%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.23%               5.05%
    Highest contract charges                  1.55%              1.20%               4.89%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              1.47%               8.84%
    Highest contract charges                  1.55%              1.48%               8.68%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              1.45%              30.49%
    Highest contract charges                  1.55%              1.36%              30.30%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              1.19%              24.12%
    Highest contract charges                  1.54%              1.90%              24.23%
    Remaining contract charges                  --                 --                  --
LEGG MASON PARTNERS VARIABLE TOTAL
 RETURN PORTFOLIO
 2006  Lowest contract charges                1.40%              2.12%              11.00%
    Highest contract charges                  1.90%              3.39%              10.45%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.40%              1.95%               1.88%
    Highest contract charges                  0.94%             89.76%               1.37%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.40%              1.80%               7.23%
    Highest contract charges                  1.75%              2.00%               6.85%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.40%              1.69%              14.31%
    Highest contract charges                  1.75%              1.82%              13.91%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                1.40%              1.38%               8.16%
    Highest contract charges                  1.75%              1.25%               8.48%
    Remaining contract charges                  --                 --                  --
COMSTOCK
 2006  Lowest contract charges                1.35%                --               11.38%
    Highest contract charges                  2.47%                --               10.90%
    Remaining contract charges                  --                 --                  --
GROWTH AND INCOME
 2006  Lowest contract charges                1.34%                --               11.24%
    Highest contract charges                  1.68%                --               11.09%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2006  Lowest contract charges                   10,126       $1.288809           $13,050
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   10,126        1.170742            11,855
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                   10,126        1.135949            11,502
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2006  Lowest contract charges                    6,897        1.186333             8,183
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    6,897        1.157855             7,986
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2006  Lowest contract charges                   14,341        1.404613            20,143
    Highest contract charges                      7,970        1.371494            10,930
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                   14,752        1.200923            17,715
    Highest contract charges                     12,534        1.178478            14,772
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    6,349        1.139247             7,233
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2006  Lowest contract charges                    7,298        1.416803            10,340
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    7,360        1.194669             8,793
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    1,216        1.109528             1,349
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT ASSET
 ALLOCATION FUND
 2006  Lowest contract charges                1.85%              2.32%              10.09%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.84%              2.07%               3.06%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.82%              3.48%               7.34%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 2006  Lowest contract charges                1.35%              4.39%               2.46%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.33%              3.78%               0.56%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT EQUITY INCOME
 FUND
 2006  Lowest contract charges                1.35%              1.56%              16.96%
    Highest contract charges                  1.85%              1.47%              16.38%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.34%              1.70%               3.96%
    Highest contract charges                  1.84%              1.57%               3.44%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.79%              2.36%               9.05%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 CORE FUND
 2006  Lowest contract charges                1.85%              1.69%              18.59%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.83%              2.85%               7.67%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.72%                --                7.62%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2006  Lowest contract charges                    7,809       $1.044218            $8,154
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    6,863        1.039324             7,132
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                    1,070        1.001632             1,072
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2006  Lowest contract charges                    4,770        1.373834             6,553
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2005  Lowest contract charges                    4,601        1.140072             5,246
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
 2004  Lowest contract charges                      764        1.093116               835
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --
STI CLASSIC VT CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges                  275,418        1.319453           363,402
    Highest contract charges                     24,120       12.669242           305,586
    Remaining contract charges                  577,086              --         6,495,986
 2005  Lowest contract charges                  106,832        1.206733           128,918
    Highest contract charges                     16,411       11.720910           192,352
    Remaining contract charges                  528,364              --         5,837,027
 2004  Lowest contract charges                   22,239       12.334257           274,306
    Highest contract charges                      2,721       12.126652            32,994
    Remaining contract charges                  359,349              --         4,387,702
 2003  Lowest contract charges                    9,331       11.752110           109,660
    Highest contract charges                     39,742       11.651033           463,034
    Remaining contract charges                  179,231              --         2,095,591
 2002  Lowest contract charges                    1,827       10.091783            18,436
    Highest contract charges                      1,655       10.077549            16,676
    Remaining contract charges                    7,373              --            74,336

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
WELLS FARGO ADVANTAGE VT LARGE COMPANY
 GROWTH FUND
 2006  Lowest contract charges                1.85%                --                0.47%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.83%              0.18%               3.76%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.81%                --                1.36%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 2006  Lowest contract charges                1.85%                --               20.50%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.82%                --                4.30%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.71%                --               11.68%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --
STI CLASSIC VT CAPITAL APPRECIATION
 FUND
 2006  Lowest contract charges                1.35%              0.31%               9.34%
    Highest contract charges                  2.50%              0.30%               8.09%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.32%              0.27%               4.42%
    Highest contract charges                  2.47%              0.17%               3.35%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%              0.27%               4.95%
    Highest contract charges                  2.36%              1.51%               4.12%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%                --               16.45%
    Highest contract charges                  1.55%                --               13.54%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.44%                --                0.92%
    Highest contract charges                  0.55%                --                0.78%
    Remaining contract charges                  --                 --                  --

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
STI CLASSIC VT LARGE CAP RELATIVE
 VALUE FUND
 2006  Lowest contract charges                    6,798       $1.801290           $12,244
    Highest contract charges                      8,918       17.379730           154,987
    Remaining contract charges                   99,476              --         1,752,207
 2005  Lowest contract charges                   14,729       15.647881           230,482
    Highest contract charges                      9,192       15.313092           140,753
    Remaining contract charges                  105,763              --         1,633,590
 2004  Lowest contract charges                   14,754       14.598347           215,383
    Highest contract charges                     21,153       14.379145           304,157
    Remaining contract charges                  131,768              --         1,905,742
 2003  Lowest contract charges                    3,462       12.990742            44,970
    Highest contract charges                     25,693       12.879095           330,904
    Remaining contract charges                  128,363              --         1,658,578
 2002  Lowest contract charges                      686       10.441755             7,165
    Highest contract charges                        753       10.431451             7,859
    Remaining contract charges                    2,701              --            28,188
STI CLASSIC VT MID-CAP EQUITY FUND
 2006  Lowest contract charges                    5,176        1.817794             9,411
    Highest contract charges                      4,764       17.454443            83,151
    Remaining contract charges                  105,207              --         1,792,667
 2005  Lowest contract charges                    9,250       16.572461           153,301
    Highest contract charges                      3,658       16.163856            59,120
    Remaining contract charges                   96,304              --         1,573,989
 2004  Lowest contract charges                    8,960       14.745157           132,091
    Highest contract charges                      7,001       14.497064           101,495
    Remaining contract charges                  108,377              --         1,581,712
 2003  Lowest contract charges                    4,461       12.838644            57,268
    Highest contract charges                     14,804       12.728275           188,434
    Remaining contract charges                   56,454              --           721,041
 2002  Lowest contract charges                    1,192       10.066403            12,000
    Highest contract charges                      1,245       10.056471            12,516
    Remaining contract charges                      262              --             2,629

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
STI CLASSIC VT LARGE CAP RELATIVE
 VALUE FUND
 2006  Lowest contract charges                1.34%              1.38%              14.64%
    Highest contract charges                  2.35%              1.26%              13.50%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.69%              0.93%               7.19%
    Highest contract charges                  2.36%              0.90%               6.50%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              0.92%              12.38%
    Highest contract charges                  2.35%              0.78%              11.65%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.64%              1.51%              24.36%
    Highest contract charges                  1.55%              0.76%              22.28%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.49%              0.93%               4.42%
    Highest contract charges                  0.57%              1.05%               4.32%
    Remaining contract charges                  --                 --                  --
STI CLASSIC VT MID-CAP EQUITY FUND
 2006  Lowest contract charges                1.34%              0.40%               9.23%
    Highest contract charges                  2.50%              0.38%               7.98%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.69%              0.45%              12.39%
    Highest contract charges                  2.51%              0.43%              11.50%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.70%              0.71%              14.85%
    Highest contract charges                  2.48%              0.78%              13.94%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.68%              1.03%              27.54%
    Highest contract charges                  1.55%              0.89%              27.22%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                  --                 --                0.66%
    Highest contract charges                  0.56%                --                0.57%
    Remaining contract charges                  --                 --                  --

SEPARATE ACCOUNT SEVEN

HARTFORD LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 2006

-------------------------------------------------------------------------------

                                                              UNIT           CONTRACT
SUB-ACCOUNT                                  UNITS        FAIR VALUE #    OWNERS' EQUITY
-----------------------------------------------------------------------------------------
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 2006  Lowest contract charges                  174,843       $1.822311          $318,618
    Highest contract charges                     11,921       17.497735           208,585
    Remaining contract charges                  256,175              --         3,821,164
 2005  Lowest contract charges                   53,603        1.508288            80,849
    Highest contract charges                      8,136       14.649853           119,189
    Remaining contract charges                  201,268              --         2,737,677
 2004  Lowest contract charges                    6,486       14.725680            95,514
    Highest contract charges                      1,842       14.477953            26,667
    Remaining contract charges                  110,424              --         1,609,878
 2003  Lowest contract charges                    3,287       12.991193            42,704
    Highest contract charges                        583       12.879554             7,509
    Remaining contract charges                   40,914              --           528,930
 2002  Lowest contract charges                    2,081       10.721896            22,317
    Highest contract charges                         --              --                --
    Remaining contract charges                       --              --                --

                                                            INVESTMENT
                                            EXPENSE           INCOME              TOTAL
SUB-ACCOUNT                                 RATIO*            RATIO**           RETURN***
--------------------------------------  ------------------------------------------------------
STI CLASSIC VT LARGE CAP VALUE EQUITY
 FUND
 2006  Lowest contract charges                1.35%              1.55%              20.82%
    Highest contract charges                  2.50%              1.50%              19.44%
    Remaining contract charges                  --                 --                  --
 2005  Lowest contract charges                1.31%              2.07%               4.97%
    Highest contract charges                  2.47%              1.77%               1.19%
    Remaining contract charges                  --                 --                  --
 2004  Lowest contract charges                1.69%              1.62%              13.35%
    Highest contract charges                  2.45%              2.23%              12.45%
    Remaining contract charges                  --                 --                  --
 2003  Lowest contract charges                1.67%              1.69%              21.05%
    Highest contract charges                  1.48%              1.82%              20.78%
    Remaining contract charges                  --                 --                  --
 2002  Lowest contract charges                0.43%              0.15%               7.22%
    Highest contract charges                    --                 --                  --
    Remaining contract charges                  --                 --                  --

* This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units.

** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's Manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Accounts invest.

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.

#  Rounded unit values

-------------------------------------------------------------------------------

    Summary of the Account's expense charges, including Mortality and Expense Risk Charges, Administrative Charges, Riders (if applicable) and Annual Maintenance Fees assessed. These fees are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within the Account.

MORTALITY AND EXPENSE RISK CHARGES:

    The Company will charge an expense, ranging from 0.40% to 1.55% of the contract's value for mortality and expense risks undertaken by the Company.

    These charges are a reduction in unit values.

ADMINISTRATIVE CHARGES:

    The Company will charge an expense, ranging from 0.15% to 0.20% of the contract's value for administrative services provided by the Company.

    These charges are a reduction in unit values.

RIDERS:

    The Company will charge an expense for various Rider charges, such as MAV/EPB Death Benefit Charge, Principal First Charge, Principal First Preferred Charge, MAV70 Death Benefit Charge, Optional Death Benefit Charge and Earnings Protection Benefit Charge. These charges range from 0.15% to 0.75%.

    These charges are a reduction in unit values.

    The Company will charge an expense for Rider charges related to The Hartford's Income Foundation, The Hartford's Lifetime Income Builder, and The Hartford's Lifetime Income Builder II. The Company initially charges 0.30%, 0.40%, and 0.40%, respectively. The Company has the right to increase both the Lifetime Income Builder and Lifetime Income Builder II to a maximum charge of 0.75%.

    This charge is a redemption of units.

ANNUAL MAINTENANCE FEE:

    An annual maintenance fee in the amount of $30 may be charged to the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

    These charges are a redemption of units.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Hartford Life Insurance Company
Hartford, Connecticut

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and its subsidiaries (the "Company") as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2006. Our audits also included the consolidated financial statement schedules listed in the Index at S-1 to S-3. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Hartford Life Insurance Company and its subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such consolidated financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 of the consolidated financial statements, the Company changed its method of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004.

Deloitte & Touche LLP
Hartford, Connecticut
February 21, 2007

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
                                                 (IN MILLIONS)
--------------------------------------------------------------------------------
REVENUES
 Fee income and other                  $3,113         $2,811         $2,592
 Earned premiums                          547            449            484
 Net investment income                  2,728          2,569          2,470
 Net realized capital gains              (299)            75            140
  (losses)
                                     --------       --------       --------
                     TOTAL REVENUES     6,089          5,904          5,686
                                     --------       --------       --------
BENEFITS, CLAIMS AND EXPENSES
 Benefits, claims and claim             3,205          3,008          3,111
  adjustment expenses
 Insurance expenses and other             853            798            709
 Amortization of deferred policy        1,175            945            825
  acquisition costs and present
  value of future profits
 Dividends to policyholders                22             37             29
                                     --------       --------       --------
TOTAL BENEFITS, CLAIMS AND EXPENSES     5,255          4,788          4,674
                                     --------       --------       --------
 Income before income tax expense         834          1,116          1,012
  and cumulative effect of
  accounting changes
 Income tax expense                       103            207             29
 Income before cumulative effect of       731            909            983
  accounting changes
 Cumulative effect of accounting           --             --            (18)
  changes, net of tax
                                     --------       --------       --------
                         NET INCOME      $731           $909           $965
                                     --------       --------       --------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                   AS OF DECEMBER 31,
                                                 2006              2005
                                                  (IN MILLIONS, EXCEPT
                                                     FOR SHARE DATA)
--------------------------------------------------------------------------------
ASSETS
 Investments
 Fixed maturities, available for sale, at         $45,340           $43,242
  fair value (amortized cost of $44,540 and
  $42,256)
 Equity securities, available for sale, at            275               310
  fair value (cost of $267 and $303)
 Equity securities, held for trading, at                1                 1
  fair value
 Policy loans, at outstanding balance               2,009             1,971
 Mortgage loans on real estate                      2,631             1,355
 Other investments                                  1,024               579
                                              -----------       -----------
                           TOTAL INVESTMENTS       51,280            47,458
                                              -----------       -----------
 Cash                                                 186               124
 Premiums receivable and agents' balances              29                23
 Reinsurance recoverables                           1,393             1,114
 Deferred policy acquisition costs and              7,334             7,101
  present value of future profits
 Deferred income taxes                               (491  )           (516  )
 Goodwill                                             186               186
 Other assets                                       1,290             1,611
 Separate account assets                          179,943           150,523
                                              -----------       -----------
                                TOTAL ASSETS     $241,150          $207,624
                                              -----------       -----------
LIABILITIES
 Reserve for future policy benefits                $8,209            $7,406
 Other policyholder funds                          40,191            38,399
 Consumer Notes                                       258                --
 Other liabilities                                  4,890             3,959
 Separate account liabilities                     179,943           150,523
                                              -----------       -----------
                           TOTAL LIABILITIES      233,491           200,287
                                              -----------       -----------
COMMITMENTS AND CONTINGENT LIABILITIES, NOTE           --                --
 11
STOCKHOLDER'S EQUITY
 Common stock -- 1,000 shares authorized,               6                 6
  issued and outstanding, par value $5,690
 Capital surplus                                    2,586             2,405
 Accumulated other comprehensive income
  Net unrealized capital gains on                     290               464
   securities, net of tax
  Foreign currency translation adjustments              1                (1  )
                                              -----------       -----------
TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME          291               463
                                              -----------       -----------
 Retained earnings                                  4,777             4,463
                                              -----------       -----------
                  TOTAL STOCKHOLDER'S EQUITY        7,660             7,337
                                              -----------       -----------
  TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY     $241,150          $207,624
                                              -----------       -----------

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                  ACCUMULATED OTHER
                                                                             COMPREHENSIVE INCOME (LOSS)
                                                                       NET             NET (LOSS)
                                                                    UNREALIZED           GAIN ON
                                                                  CAPITAL GAINS         CASH FLOW          FOREIGN
                                      COMMON                       (LOSSES) ON           HEDGING          CURRENCY
                                       STOCK         CAPITAL       SECURITIES,        INSTRUMENTS,       TRANSLATION
                                                     SURPLUS        NET OF TAX         NET OF TAX        ADJUSTMENTS
                                                                     (IN MILLIONS)
--------------------------------------------------------------------------------------------------------------------
2006
Balance, December 31, 2005               $6          $2,405             $577              $(113)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                       (77)
 Net loss on cash flow hedging
  instruments                                                                               (97)
 Cumulative translation
  adjustments                                                                                                  2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        181
Dividends declared
        BALANCE, DECEMBER 31, 2006       $6          $2,586             $500              $(210)              $1
                                        ---          ------           ------              -----              ---
2005
Balance, December 31, 2004               $6          $2,240           $1,124              $(184)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                      (547)
 Net loss on cash flow hedging
  instruments                                                                                71
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                        165
Dividends declared
        BALANCE, DECEMBER 31, 2005       $6          $2,405             $577              $(113)             $(1)
                                        ---          ------           ------              -----              ---
2004
Balance, December 31, 2003               $6          $2,240             $728               $(17)             $(1)
Comprehensive income
 Net income
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                                 292
 Net change in unrealized capital
  gains (losses) on securities (2)                                       104
 Net loss on cash flow hedging
  instruments                                                                              (167)
Total other comprehensive income
 Total comprehensive income
Dividends declared
        BALANCE, DECEMBER 31, 2004       $6          $2,240           $1,124              $(184)             $(1)
                                        ---          ------           ------              -----              ---


                                                                TOTAL
                                           RETAINED         STOCKHOLDER'S
                                           EARNINGS             EQUITY
                                                (IN MILLIONS)
----------------------------------  --------------------------------------
2006
Balance, December 31, 2005                  $4,463              $7,337
Comprehensive income
 Net income                                    731                 731
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                 (77)
 Net loss on cash flow hedging
  instruments                                                      (97)
 Cumulative translation
  adjustments                                                        2
Total other comprehensive income
 Total comprehensive income
Capital contribution from parent                                   181
Dividends declared                            (417)               (417)
                                            ------              ------
        BALANCE, DECEMBER 31, 2006          $4,777              $7,660
                                            ------              ------
2005
Balance, December 31, 2004                  $4,064              $7,249
Comprehensive income
 Net income                                    909                 909
Other comprehensive income, net of
 tax (1)
 Net change in unrealized capital
  gains (losses) on securities (2)                                (547)
 Net loss on cash flow hedging
  instruments                                                       71
Total other comprehensive income                                  (476)
 Total comprehensive income                                        433
Capital contribution from parent                                   165
Dividends declared                            (510)               (510)
                                            ------              ------
        BALANCE, DECEMBER 31, 2005          $4,463              $7,337
                                            ------              ------
2004
Balance, December 31, 2003                  $3,648              $6,604
Comprehensive income
 Net income                                    965                 965
Other comprehensive income, net of
 tax (1)
 Cumulative effect of accounting
  change                                                           292
 Net change in unrealized capital
  gains (losses) on securities (2)                                 104
 Net loss on cash flow hedging
  instruments                                                     (167)
Total other comprehensive income                                   229
 Total comprehensive income                                      1,194
Dividends declared                            (549)               (549)
                                            ------              ------
        BALANCE, DECEMBER 31, 2004          $4,064              $7,249
                                            ------              ------

(1) Net change in unrealized capital gain on securities is reflected net of tax provision (benefit) and other items of $(42), $(295), and $56 for the years ended December 31, 2006, 2005 and 2004, respectively. Net (loss) gain on cash flow hedging instruments is net of tax provision (benefit) of $(52), $38 and $(90) for the years ended December 31, 2006, 2005 and 2004, respectively. There is no tax effect on cumulative translation adjustments.

(2) There were reclassification adjustments for after-tax gains (losses) realized in net income of $(75), $26 and $78 for the years ended December 31, 2006, 2005 and 2004 respectively.

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
                                                (IN MILLIONS)
--------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Net income                            $731            $909            $965
 Adjustments to reconcile net
  income to net cash provided by
  operating activities
 Amortization of deferred policy
  acquisition costs and present
  value of future profits             1,175             945             825
 Additions to deferred policy
  acquisition costs and present
  value of future profits            (1,351)         (1,226)         (1,375)
 Change in:
 Reserve for future policy
  benefits, unpaid losses and
  loss adjustment expenses and
  unearned premiums                     836             129             726
 Reinsurance recoverables               (47)            177             (15)
 Receivables                             11              (3)             (3)
 Payables and accruals                  210             385            (212)
 Accrued and deferred income
  taxes                                 340              36             (21)
 Net realized capital losses
  (gains)                               299             (75)           (140)
 Depreciation and amortization          404             239              73
 Cumulative effect of accounting
  change, net of tax                     --              --              18
 Other, net                             157            (228)            (86)
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY OPERATING
                      ACTIVITIES      2,765           1,288             755
                                  ---------       ---------       ---------
INVESTING ACTIVITIES
 Proceeds from the
  sale/maturity/prepayment of:
 Fixed maturities,
  available-for-sale                 19,517          19,727          18,457
 Equity securities,
  available-for-sale                    249              38              75
 Mortgage loans                         301             354             238
 Partnerships                            91             169              34
 Payments for the purchase of:
 Fixed maturities,
  available-for-sale                (22,017)        (21,511)        (19,309)
 Equity securities,
  available-for-sale                   (455)            (60)            (92)
 Mortgage loans                      (1,574)           (915)           (564)
 Partnerships                          (496)           (337)           (111)
 Change in policy loans, net            (39)            647            (148)
 Change in payables for
  collateral under securities
  lending, net                          788            (276)             19
 Change in all other, net              (713)           (193)            486
                                  ---------       ---------       ---------
     NET CASH USED FOR INVESTING
                      ACTIVITIES     (4,348)         (2,357)           (915)
                                  ---------       ---------       ---------
FINANCING ACTIVITIES
 Capital contributions                                  129              --
 Dividends paid                        (300)           (498)           (549)
 Proceeds from issuance of
  consumer notes                        258              --              --
 Net receipts from investment
  and universal life-type
  contracts                           1,686           1,347             829
                                  ---------       ---------       ---------
  NET CASH PROVIDED BY FINANCING
                      ACTIVITIES      1,644             978             280
                                  ---------       ---------       ---------
 Impact of foreign exchange               1              (1)             --
 Net (decrease) increase in cash         62             (92)            120
                                  ---------       ---------       ---------
 Cash -- beginning of year              124             216              96
                                  ---------       ---------       ---------
 Cash -- end of year                   $186            $124            $216
                                  ---------       ---------       ---------
Supplemental Disclosure of Cash
 Flow Information:
 Net Cash (Received) Paid During
  the Year for:
 Income taxes                         $(163)           $149             $42

                SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

SUPPLEMENTAL SCHEDULE OF NONCASH OPERATING AND FINANCING ACTIVITIES:

The Company recaptured an indemnity reinsurance arrangement with Hartford Life and Accident Insurance Company in 2005. In conjunction with this transaction, the Company recorded a noncash capital contribution of $36 and a related extinguishment of the reinsurance recoverable liability.

The Company made noncash dividends of $117 and received noncash capital contributions of $154 from its parent company during 2006 related to the guaranteed minimum income benefit reinsurance agreement with Hartford Life Insurance, K.K.

The Company received, noncash capital contributions from its parent of $25 to settle intercompany balances related to stock compensation.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(DOLLAR AMOUNTS IN MILLIONS, UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

NOTE 1. BASIS OF PRESENTATION AND ACCOUNTING POLICIES

BASIS OF PRESENTATION

These consolidated financial statements include Hartford Life Insurance Company and its wholly-owned subsidiaries (collectively, "Hartford Life Insurance Company" or the "Company"), Hartford Life and Annuity Insurance Company ("HLAI") and Hartford International Life Reassurance Corporation ("HLRe"). The Company is a wholly-owned subsidiary of Hartford Life and Accident Insurance Company ("HLA"), which is a wholly-owned subsidiary of Hartford Life, Inc. ("Hartford Life"). Hartford Life is a direct wholly-owned subsidiary of Hartford Holdings, Inc., a direct wholly-owned subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), the Company's ultimate parent company.

Along with its parent, HLA, the Company is a leading financial services and insurance group which provides (a) investment products, such as individual variable annuities and fixed market value adjusted annuities and retirement plan services for savings and retirement needs; (b) individual life insurance for income protection and estate planning; (c) group benefits products such as group life and group disability insurance that is directly written by the Company and is substantially ceded to its parent, HLA, (d) corporate owned life insurance and (e) assumes fixed annuity products and guaranteed minimum income benefits ("GMIB") from Hartford Life's international operations.

The consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

CONSOLIDATION

The consolidated financial statements include the accounts of Hartford Life Insurance Company in which the Company directly or indirectly has a controlling financial interest and those variable interest entities ("VIE") in which the Company is the primary beneficiary. The Company determines if it is the primary beneficiary using both qualitative and quantitative analysis. Entities in which Hartford Life Insurance Company does not have a controlling financial interest but in which the Company has significant influence over the operating and financing decisions are reported using the equity method. All material intercompany transactions and balances between Hartford Life Insurance Company and its subsidiaries and affiliates have been eliminated. For further discussion see Note 3.

USE OF ESTIMATES

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and present value of future profits associated with variable annuity and other universal life-type contracts; the evaluation of other-than-temporary impairments on investments in available-for-sale securities; the valuation of guaranteed minimum withdrawal benefit derivatives and guaranteed minimum income benefit reinsurance derivatives; and contingencies relating to corporate litigation and regulatory matters.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

ADOPTION OF NEW ACCOUNTING STANDARDS

Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements

In September 2006, the Securities and Exchange Commission ("SEC") staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" ("SAB 108"). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. The Company adopted SAB 108 on December 31, 2006. The adoption had no effect on the Company's consolidated financial condition or results of operations.

Share-Based Payment

In December 2004, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"), which replaced SFAS No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123") and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123(R) requires companies to recognize compensation costs for share-based payments to employees based on the grant-date fair value of the award. In January 2003, the Company began expensing all stock-based compensation awards granted or modified after January 1, 2003 under the fair value recognition provisions of SFAS 123 and therefore the adoption of SFAS 123(R) did not have a material effect on the Company's financial position or results of operations and is not expected to have a material effect on future operations.

The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments

In November 2005, the FASB released FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"), which effectively replaces Emerging Issues Task Force Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). FSP 115-1 contains a three-step model for evaluating impairments and carries forward the disclosure requirements in EITF Issue No. 03-1 pertaining to securities in an unrealized loss position. Under the model, any security in an unrealized loss position is considered impaired; an evaluation is made to determine whether the impairment is other-than-temporary; and, if an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. FSP 115-1 references existing other-than-temporary impairment guidance for determining when an impairment is other-than-temporary and clarifies that subsequent to the recognition of an other-than-temporary impairment loss for debt securities, an investor shall account for the security using the constant effective yield method. The Company adopted FSP 115-1 upon issuance. The adoption did not have a material effect on the Company's consolidated financial condition or results of operations.

Non-Traditional Long Duration Contracts

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). SOP 03-1 addresses a wide variety of topics, some of which have a significant impact on the Company. The major provisions of SOP 03-1 require:

- Recognizing expenses for a variety of contracts and contract features, including guaranteed minimum death benefits ("GMDB"), certain death benefits on universal-life type contracts and annuitization options, on an accrual basis versus the previous method of recognition upon payment;

- Reporting and measuring assets and liabilities of certain separate account products as general account assets and liabilities when specified criteria are not met;

- Reporting and measuring the Company's interest in its separate accounts as general account assets based on the insurer's proportionate beneficial interest in the separate account's underlying assets; and

- Capitalizing sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs ("DAC").

SOP 03-1 was effective for financial statements for fiscal years beginning after December 15, 2003. At the date of initial application, January 1, 2004, the cumulative effect of the adoption of SOP 03-1 on net income and other comprehensive income was comprised of the following individual impacts shown net of income tax benefit of $10:

                                                                                        OTHER
                                                                                    COMPREHENSIVE
                                                                 NET INCOME             INCOME
-----------------------------------------------------------------------------------------------------
COMPONENTS OF CUMULATIVE EFFECT OF ADOPTION
Establishing GMDB and other benefit reserves for annuity
 contracts                                                           $(50)                $ --
Reclassifying certain separate accounts to general account             30                  294
Other                                                                   2                   (2)
                                                                    -----               ------
                         TOTAL CUMULATIVE EFFECT OF ADOPTION         $(18)                $292
                                                                    -----               ------

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value Option for Financial Assets and Financial Liabilities

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115" ("SFAS 159"). The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently. This statement permits entities to choose, at specified election dates, to measure eligible items at fair value (i.e., the fair value option). Items eligible for the fair value option include certain recognized financial assets and liabilities, rights and obligations under certain insurance contracts that are not financial instruments, host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument, and certain commitments. Business entities shall report unrealized gains and losses on items for which the fair value option has been elected in net income. The fair value option (a) may be applied instrument by instrument, with certain exceptions, (b) is irrevocable (unless a new election date occurs), and (c) is applied only to entire instruments and not to portions of instruments. SFAS 159 is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain conditions. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company expects to adopt SFAS 159 on January 1, 2008, but has not yet determined the items to which the Company may apply the fair value option and the impact on the Company's consolidated financial statements.

Fair Value Measurements

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS 157"). This statement defines fair value, establishes a framework for measuring fair value under accounting principles generally accepted in the United States, and enhances disclosures about fair value measurements. The definition focuses on the price that would be received to sell the asset or paid to transfer the liability (an exit price), not the price that would be paid to acquire the asset or received to assume the liability (an entry price). SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity's estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with earlier application encouraged only in the initial quarter of an entity's fiscal year. The Company will adopt SFAS 157 on January 1, 2008, but has not yet quantified the impact. However, the Company has certain significant product riders, including GMWB, that are recorded using fair value. Under SFAS 157, fair value for GMWB will use significant Level 3 inputs including risk margins. The Company's account value associated with GMWB is $48.3 billion as of December 31, 2006. As a result, the one time realized capital loss that could be recorded upon the adoption of SFAS 157 could materially reduce the Company's 2008 net income. Realized gains and losses that will be recorded in future years are also likely to be more volatile than amounts recorded in prior years. In addition, adoption of SFAS 157 will result in a future reduction in variable annuity fee income as fees attributed to the embedded derivatives will increase consistent with incorporating additional risk margins and other indicia of "exit value" in the valuation of embedded derivative.

Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109

The FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN 48"), dated June 2006. The interpretation requires public companies to recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. The amount recognized would be the amount that represents the largest amount of tax benefit that is greater than 50% likely of being ultimately realized. A liability would be recognized for any benefit claimed, or expected to be claimed, in a tax return in excess of the benefit recorded in the financial statements, along with any interest and penalty (if applicable) on the excess. FIN 48 will require a tabular reconciliation of the change in the aggregate unrecognized tax benefits claimed, or expected to be claimed, in tax returns and disclosure relating to accrued interest and penalties for unrecognized tax benefits. Disclosure will also be required for those uncertain tax positions where it is reasonably possible that the estimate of the tax benefit will change significantly in the next 12 months. FIN 48 is effective for fiscal years beginning after December 15, 2006. Upon adoption as of the first quarter of 2007, FIN 48 will not have a material effect on the Company's consolidated financial condition or results of operations.

Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140" ("SFAS 155"). This statement amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133"), and SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" and resolves issues addressed in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interest in Securitized Financial Assets". This Statement: (a) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (b) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (c) establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (d) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and, (e) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. The standard also requires presentation within the financial statements that identifies those hybrid financial instruments for which the fair value election has been applied and information on the income statement impact of the changes in fair value of those instruments. The Company is required to apply SFAS 155 to all financial instruments acquired, issued or subject to a remeasurement event beginning January 1, 2007. SFAS 155 did not have an effect on the Company's consolidated financial condition and results of operations upon adoption at January 1, 2007. However, the standard could affect the future income recognition for securitized financial assets because there may be more embedded derivatives identified with changes in fair value recognized in net income.

Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs ("DAC") in Connection with Modifications or Exchanges of Insurance Contracts", ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts. An internal replacement is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Modifications that result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized DAC, unearned revenue liabilities and deferred sales inducements from the replaced contract must be written-off. Modifications that result in a contract that is substantially unchanged from the replaced contract should be accounted for as a continuation of the replaced contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. The Company will adopt SOP 05-1 on January 1, 2007. The Company expects the cumulative effect upon adoption of SOP 05-1 to be $10 to $20, after-tax, which will be recorded as a reduction in retained earnings as of January 1, 2007.

INVESTMENTS

The Company's investments in fixed maturities, which include bonds, redeemable preferred stock and commercial paper; and certain equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and accordingly, are carried at fair value with the after-tax difference from cost or amortized cost, as adjusted for the effect of deducting the life and pension policyholders' share of the immediate participation guaranteed contracts and certain life and annuity deferred policy acquisition costs and reserve adjustments, reflected in stockholders' equity as a component of accumulated other comprehensive income ("AOCI"). Policy loans are carried at outstanding balance. Mortgage loans on real estate are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances, if any. Other investments primarily consist of derivatives, and limited partnership interests and proportionate share limited liability companies (collectively "limited partnerships"). Limited partnerships are accounted for under the equity method and accordingly the Company's share of earnings are included in net investment income. Derivatives are carried at fair value.

Valuation of Fixed Maturities

The fair value for fixed maturity securities is largely determined by one of three primary pricing methods: independent third party pricing service market quotations, independent broker quotations or pricing matrices, which use market data provided by external sources. With the exception of short-term securities for which amortized cost is predominantly used to approximate fair value, security pricing is applied using a hierarchy or "waterfall" approach whereby prices are first sought from independent pricing services with the remaining unpriced securities submitted to brokers for prices or lastly priced via a pricing matrix.

Prices from independent pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain of the Company's asset-backed ("ABS") and commercial mortgage-backed securities ("CMBS") are priced via broker quotations. A pricing matrix is used to price securities for which the Company is unable to obtain either a price from an independent third party service or an independent broker quotation. The pricing matrix begins with current treasury rates and uses credit spreads and issuer-specific yield adjustments received from an independent third party source to determine the market price for the security. The credit spreads, as assigned by a nationally recognized rating agency, incorporate the issuer's credit rating and a risk premium, if warranted, due to the issuer's industry and the security's time to maturity. The issuer-specific yield adjustments, which can be positive or negative, are updated twice annually, as of June 30 and December 31, by an independent third party source and are intended to adjust security prices for issuer-specific factors. The matrix-priced securities at December 31, 2006 and 2005, primarily consisted of non-144A private placements and have an average duration of 5.0 and 4.8 years, respectively.

The following table presents the fair value of fixed maturity securities by pricing source as of December 31, 2006 and 2005.

                                                            2006                                         2005
                                                                      PERCENTAGE                                   PERCENTAGE
                                                                       OF TOTAL                                     OF TOTAL
                                             FAIR VALUE               FAIR VALUE          FAIR VALUE               FAIR VALUE
---------------------------------------------------------------------------------------------------------------------------------
Priced via independent market
 quotations                                     $37,190                    82.0%             $36,055                    83.4%
Priced via broker quotations                      3,567                     7.9                2,271                     5.2
Priced via matrices                               3,810                     8.4                3,667                     8.5
Priced via other methods                             79                     0.2                  202                     0.5
Short-term investments (1)                          694                     1.5                1,047                     2.4
                                              ---------                 -------            ---------                 -------
                                  TOTAL         $45,340                   100.0%             $43,242                   100.0%
                                              ---------                 -------            ---------                 -------

(1) Short-term investments are primarily valued at amortized cost, which approximates fair value.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties. As such, the estimated fair value of a financial instrument may differ significantly from the amount that could be realized if the security was sold immediately.

Other-Than-Temporary Impairments on Available-for-Sale Securities

One of the significant estimates inherent in the valuation of investments is the evaluation of investments for other-than-temporary impairments. The evaluation of impairments is a quantitative and qualitative process, which is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period earnings. The risks and uncertainties include changes in general economic conditions, the issuer's financial condition or near term recovery prospects and the effects of changes in interest rates. The Company's accounting policy requires that a decline in the value of a security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. If the security is deemed to be other-than-temporarily impaired, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale. The fair value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals ("the committee") that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities not subject to EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continued to Be Held by a Transferor in Securitized Financial Assets" ("non-EITF Issue No. 99-20 securities") that are in an unrealized loss position, are reviewed at least quarterly to determine if an other-than-temporary impairment is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for non-EITF Issue No. 99-20 securities is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost,
(b) the financial condition, credit rating and near-term prospects of the issuer, (c) whether the debtor is current on contractually obligated interest and principal payments and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery.

Each quarter, during this analysis, the Company asserts its intent and ability to retain until recovery those securities judged to be temporarily impaired. Once identified, these securities are systematically restricted from trading unless approved by the committee. The committee will only authorize the sale of these securities based on predefined criteria that relate to events that could not have been foreseen. Examples of the criteria include, but are not limited to, the deterioration in the issuer's creditworthiness, a change in regulatory requirements or a major business combination or major disposition.

For certain securitized financial assets with contractual cash flows including ABS, EITF Issue No. 99-20 requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an other-than-temporary impairment charge is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage Loan Impairments

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. For mortgage loans that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of either (a) the present value of the expected future cash flows discounted at the loan's original effective interest rate, (b) the loan's observable market price or (c) the fair value of the collateral. Changes in valuation allowances are recorded in net realized capital gains and losses.

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales, after deducting the life and pension policyholders' share for certain products, are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, and the change in value of derivatives in certain fair-value hedge relationships. Impairments are recognized as net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction remeasurements are also included in net realized capital gains and losses. Net realized capital gains and losses on security transactions associated with the Company's immediate participation guaranteed contracts are recorded and offset by amounts owed to policyholders and were less than $1 for the years ended December 31, 2006, 2005 and 2004. Under the terms of the contracts, the net realized capital gains and losses will be credited to policyholders in future years as they are entitled to receive them.

Net Investment Income

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated principal repayments, if applicable. The calculation of amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For high credit quality securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future principal repayments using the retrospective method. For non-highly rated securitized financial assets any yield adjustments are made using the prospective method. Prepayment fees on fixed maturities and mortgage loans are recorded in net investment income when earned. For limited partnerships, the equity method of accounting is used to recognize the Company's share of earnings. For fixed maturities that have had an other-than-temporary impairment loss, the Company amortizes the new cost basis to par or to estimated future value over the remaining life of the security based on future estimated cash flows.

DERIVATIVE INSTRUMENTS

Overview

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions. For a further discussion of derivative instruments, see the Derivative Instruments section of
Note 3.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivatives are recognized on the balance sheet at fair value. As of December 31, 2006 and 2005, approximately 82% and 84% of derivatives, respectively, based upon notional values, were priced via valuation models which utilize market data, while the remaining 18% and 16% of derivatives, respectively, were priced via broker quotations. These percentages exclude the guaranteed minimum withdrawal benefit ("GMWB") rider and the associated reinsurance contracts, which are discussed below as well as the reinsurance contracts associated with the GMIB product, which is discussed in Note 17. The derivative contracts are reported as assets or liabilities in other investments and other liabilities, respectively, in the consolidated balance sheets, excluding embedded derivatives and GMWB and GMIB reinsurance contracts. Embedded derivatives are recorded in the consolidated balance sheets with the associated host instrument. GMWB and GMIB reinsurance assumed contract amounts are recorded in other policyholder funds in the consolidated balance sheets. GMWB reinsurance ceded amounts are recorded in reinsurance recoverables in the consolidated balance sheets.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair-value" hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability ("cash-flow" hedge), (3) a foreign-currency fair value or cash-flow hedge ("foreign-currency" hedge), (4) a hedge of a net investment in a foreign operation ("net investment" hedge) or (5) held for other investment and risk management purposes, which primarily involve managing asset or liability related risks which do not qualify for hedge accounting.

Fair-Value Hedges

Changes in the fair value of a derivative that is designated and qualifies as a fair-value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense ("periodic derivative net coupon settlements") are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Cash-Flow Hedges

Changes in the fair value of a derivative that is designated and qualifies as a cash-flow hedge are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the consolidated statements of income in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Foreign-Currency Hedges

Changes in the fair value of derivatives that are designated and qualify as foreign-currency hedges are recorded in either current period earnings or AOCI, depending on whether the hedged transaction is a fair-value hedge or a cash-flow hedge, respectively. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Net Investment in a Foreign Operation Hedges

Changes in fair value of a derivative used as a hedge of a net investment in a foreign operation, to the extent effective as a hedge, are recorded in the foreign currency translation adjustments account within AOCI. Cumulative changes in fair value recorded in AOCI are reclassified into earnings upon the sale or complete, or substantially complete, liquidation of the foreign entity. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the consolidated statements of income in which the cash flows of the hedged item are recorded.

Other Investment and Risk Management Activities

The Company's other investment and risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and risk management purposes are reported in current period earnings as net realized capital gains and losses.

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair-value, cash-flow, foreign-currency or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses, both at the hedge's inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values or cash flows of hedged items. Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the "Change in Variable Cash Flows Method", the "Change in Fair Value Method", the "Hypothetical Derivative Method", or the "Dollar Offset Method".

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative is designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings.

When hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued on a cash-flow hedge, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the variability of the cash flow of the hedged item.

Embedded Derivatives

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated balance sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness and typically requires credit enhancement/credit risk reducing agreements. Credit risk is measured as the amount owed to the Company based on current market conditions and potential payment obligations between the Company and its counterparties. Credit exposures are generally quantified daily, netted by counterparty for each legal entity of the Company, and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the exposure policy thresholds which do not exceed $10. The Company also minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A1/A or better, which are monitored by the Company's internal compliance unit and reviewed frequently by senior management. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that derivative contracts, other than exchange traded contracts, currency forward contracts, and certain embedded derivatives, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset. To date, the Company has not incurred any losses on derivative instruments due to counterparty nonperformance.

Product Derivatives and Risk Management

Valuation of Guaranteed Minimum Withdrawal Benefit and Guaranteed Minimum Income Benefit Reinsurance Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The Company also assumes GMIB from a related party. The GMIB reinsurance represents a free standing derivative. Both are carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process.

In valuing the embedded GMWB derivative, the Company attributes to the derivative a portion of the fees collected from the contract holder equal to the present value of future GMWB claims (the "Attributed Fees"). All changes in the fair value of the embedded derivative are recorded in net realized capital gains and losses. The excess of fees collected from the contract holder for the GMWB over the Attributed Fees are associated with the host variable annuity contract recorded in fee income. Upon adoption of Statement of Financial Accounting Standard No. 157, "Fair Value Measurements", (SFAS 157) the Company will revise many of the assumptions used to value GMWB.

For contracts issued prior to July 2003, the Company has an unrelated party reinsurance arrangement in place to transfer its risk of loss due to GMWB. For contracts issued after July 2003, the Company had reinsured the risk of loss due to GMWB to a related party, Hartford Life and Accident Insurance Company. Both of these arrangements are recognized as derivatives and carried at fair value in reinsurance recoverables. Changes in the fair value of both the derivative assets and liabilities related to the reinsured GMWB are recorded in net realized capital gains and losses. During September 2005, the Company recaptured the reinsurance agreement with the related party. As a result of the recapture, the Company received derivative instruments, used to hedge its exposure to the GMWB rider, including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index put options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. For the years ended December 31, 2006, 2005 and 2004, net realized capital gains and losses included the change in market value of the embedded derivative related to the GMWB liability, the derivative reinsurance arrangement and the related derivative contracts that were purchased as economic hedges, the net effect of which was a $26 loss, $55 loss and $0, before deferred policy acquisition costs and tax effects, respectively.

A contract is 'in the money' if the contract holder's GRB is greater than the account value. For contracts that were 'in the money', the Company's exposure as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Separate Accounts

The Company maintains separate account assets and liabilities, which are reported at fair value. Separate accounts include contracts, wherein the policyholder assumes the investment risk. Separate account assets are segregated from other investments and investment income and gains and losses accrue directly to the policyholder.

Deferred Policy Acquisition Costs and Present Value of Future Profits Associated with Variable Annuity and Other Universal Life-Type Contracts

Accounting Policy and Assumptions

Life policy acquisition costs include commissions and certain other expenses that vary with and are primarily associated with acquiring business. Present value of future profits ("PVFP") is an intangible asset recorded upon applying purchase accounting in an acquisition of a life insurance company. Deferred policy acquisition costs and the present value of future profits intangible asset are amortized in the same way. Both are amortized over the estimated life of the contracts acquired. Within the following discussion, deferred policy acquisition costs and the present value of future profits intangible asset will be referred to as "DAC". At December 31, 2006 and December 31, 2005, the carrying value of the Company's Life DAC asset was $7.3 billion and $7.1 billion, respectively. Of those amounts, $4.4 billion and $4.5 billion related to individual variable annuities sold in the U.S., respectively, and $2.1 billion and $1.9 billion related to universal life-type contracts sold by Individual Life, respectively.

The Company amortizes DAC related to investment contracts and universal life-type contracts (including individual variable annuities) using the retrospective deposit method. Under the retrospective deposit method, acquisition costs are amortized in proportion to the present value of estimated gross profits ("EGPs"). EGPs are also used to amortize other assets and liabilities on the Company's balance sheet, such as sales inducement assets and unearned revenue reserves. Components of EGPs are used to determine reserves for guaranteed minimum death and income benefits. For most contracts, the Company evaluates EGPs over a 20 year horizon as estimated profits emerging subsequent to year 20 are immaterial. The Company uses other measures for amortizing DAC, such as gross costs (net of reinsurance), as a replacement for EGPs when EGPs are expected to be negative for multiple years of the contract's life. The Company also adjusts the DAC balance, through other comprehensive income, by an amount that represents the amortization of DAC that would have been required as a charge or credit to operations had unrealized gains and losses on investments been realized. Actual gross profits, in a given reporting period, that vary from management's initial estimates result in increases or decreases in the rate of amortization, commonly referred to as a "true-up", which are recorded in the current period. The true-up recorded for the years ended December 31, 2006, 2005 and 2004 was an increase to amortization of $45, $27 and $16, respectively.

Each year, the Company develops future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future gross profits are projected for the estimated lives of the contracts, and are, to a large extent, a function of future account value projections for individual variable annuity products and to a lesser extent for variable universal life products. The projection of future account values requires the use of certain assumptions. The assumptions considered to be important in the projection of future account value, and hence the EGPs, include separate account fund performance, which is impacted by separate account fund mix, less fees assessed against the contract holder's account balance, surrender and lapse rates, interest margin, and mortality. The assumptions are developed as part of an annual process and are dependent upon the Company's current best estimates of future events. The Company's current aggregate separate account return assumption is approximately 8.0% (after fund fees, but before mortality and expense charges) for U.S. products. The overall actual return generated by the separate account is dependent on several factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds as well as equity sector weightings. The Company's overall U.S. separate account fund performance has been reasonably correlated to the overall performance of the S&P 500 Index (which closed at 1,418 on December 29, 2006), although no assurance can be provided that this correlation will continue in the future.

Estimating future gross profits is a complex process requiring considerable judgment and the forecasting of events well into the future. Estimating future gross profits is important not only for determining the amortization of DAC but also in the accounting and valuation of sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves. The estimation process, the underlying assumptions and the resulting EGPs, are evaluated regularly.

During the fourth quarter of 2006, the Company refined its estimation process for DAC amortization and completed a comprehensive study of assumptions. The Company plans to complete a comprehensive assumption study and refine its estimate of future gross profits in the third quarter of 2007 and at least annually thereafter.

Upon completion of an assumption study, the Company will revise its assumptions to reflect its current best estimate, thereby changing its estimate of projected account values and the related EGPs in the DAC, sales inducement and unearned revenue reserve amortization models as well as the guaranteed minimum death benefit reserving models. The cumulative balance of DAC as well as sales inducement assets, unearned revenue reserves and guaranteed minimum death benefit reserves are adjusted with an offsetting benefit or charge to income to reflect such changes in the period of the revision, a process known as "unlocking". An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations being favorable compared to previous estimates of account value growth and EGPs. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations being unfavorable compared to previous estimates of account value growth and EGPs.

In addition to when a comprehensive assumption study is completed, comprehensive revisions to best estimate assumptions used to estimate future gross profits are necessary when the EGPs in the Company's models fall outside of a reasonable range of EGPs. The Company performs a quantitative process each quarter to determine the reasonable range of EGPs. This process involves the use of internally developed models, which run a large number of stochastically determined scenarios of separate account fund performance. Incorporated in each scenario are assumptions with respect to lapse rates, mortality, and expenses, based on the Company's most recent assumption study. These scenarios are run for individual variable annuity business and are used to calculate statistically significant ranges of reasonable EGPs. The statistical ranges produced from the stochastic scenarios are compared to the present value of EGPs used in the Company's models. If EGPs used in the Company's models fall outside of the statistical ranges of reasonable EGPs, an "unlock" would be necessary. A similar approach is used for variable universal life business.

Unlock Results

As described above, during the fourth quarter of 2006, the Company completed its latest study of assumptions underlying EGPs, resulting in an "unlock". The study covered all assumptions, including mortality, lapses, expenses and separate account returns, in substantially all product lines. The new best estimate assumptions were applied to the current in-force to project future gross profits. The impact on the Company's assets and liabilities as a result of the unlock during the fourth quarter was as follows:

SEGMENT
AFTER-TAX (CHARGE)                                        UNEARNED REVENUE          DEATH AND INCOME
BENEFIT                            DAC and PVFP               Reserves            Benefit Reserves (1)
---------------------------------------------------------------------------------------------------------
Retail Products Group                    $(70)                    $5                       $(10)
Retirement Plans                           20                     --                         --
Individual Life                           (46)                    30                         --
Life -- Other                             (46)                    --                         --
                                      -------                   ----                      -----
                        TOTAL           $(142)                   $35                       $(10)
                                      -------                   ----                      -----

SEGMENT                             SALES
AFTER-TAX (CHARGE)                INDUCEMENT
BENEFIT                             Assets        Total
-----------------------------  ------------------------------
Retail Products Group                  $3           $(72)
Retirement Plans                       --             20
Individual Life                        --            (16)
Life -- Other                          --            (46)
                                     ----        -------
                        TOTAL          $3          $(114)
                                     ----        -------

(1) As a result of the unlock, death benefit reserves, in the Retail Products Group, increased $294, offset by an increase of $279 in reinsurance recoverables.

An "unlock" only revises EGPs to reflect current best estimate assumptions. The Company must also test the aggregate recoverability of the DAC asset by comparing the amounts deferred to the present value of total EGPs. In addition, the Company routinely stress tests its DAC asset for recoverability against severe declines in its separate account assets, which could occur if the equity markets experienced a significant sell-off, as the majority of policyholders' funds in the separate accounts is invested in the equity market. As of December 31, 2006, the Company believed U.S. individual variable annuity separate account assets could fall, through a combination of negative market returns, lapses and mortality, by at least 53%, before portions of its DAC asset would be unrecoverable.

Reserve for Future Policy Benefits and Unpaid Claims and Claim Adjustment
Expenses

Liabilities for the Company's group life and disability contracts as well its individual term life insurance policies include amounts for unpaid claims and future policy benefits. Liabilities for unpaid claims include estimates of amounts to fully settle known reported claims as well as claims related to insured events that the Company estimates have been incurred but have not yet been reported. Liabilities for future policy benefits are calculated by the net level premium method using interest, withdrawal and mortality assumptions appropriate at the time the policies were issued. The methods used in determining the liability for unpaid claims and future policy benefits are standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company's earned investment yield and the morbidity/mortality tables used are standard industry tables modified to reflect the Company's actual experience when appropriate. In particular, for the Company's group disability known claim reserves, the morbidity table for the early durations of claim is based exclusively on the Company's experience, incorporating factors such as sex, elimination period and diagnosis. These reserves are computed such that they are expected to meet the Company's future policy obligations. Future policy benefits are computed at amounts that, with additions from estimated premiums to be received and with interest on such reserves compounded annually at certain assumed rates, are expected to be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. Changes in or deviations from the assumptions used for mortality, morbidity, expected future premiums and interest can significantly affect the Company's reserve levels and related future operations and, as such, provisions for adverse deviation are built into the long-tailed liability assumptions.

Certain contracts classified as universal life-type may also include additional death or other insurance benefit features, such as guaranteed minimum death benefits offered with variable annuity contracts or no lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the benefits in excess of the projected account value in proportion to the present value of total expected assessments. Excess benefits are accrued as a liability as actual assessments are recorded. Determination of the expected value of excess benefits and assessments are based on a range of scenarios and assumptions including those related to market rates of return and volatility, contract surrender rates and mortality experience.

Other Policyholder Funds and Benefits Payable

The Company has classified its fixed and variable annuities, 401(k), certain governmental annuities, private placement life insurance ("PPLI"), variable universal life insurance, universal life insurance and interest sensitive whole life insurance as universal life-type contracts. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date (commonly referred to as the account value), including credited interest, amounts that have been assessed to compensate the Company for services to be performed over future periods, and any amounts previously assessed against policyholders that are refundable on termination of the contract.

The Company has classified its institutional and governmental products, without life contingencies, including funding agreements, certain structured settlements and guaranteed investment contracts, as investment contracts. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals and amounts assessed through the financial statement date. Policyholder funds include funding agreements held by VIE issuing medium-term notes.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances and are recognized in the period in which services are provided. For the Company's traditional life and group disability products premiums are recognized as revenue when due from policyholders.

Foreign Currency Translation

Foreign currency translation gains and losses are reflected in stockholders' equity as a component of accumulated other comprehensive income. The Company's foreign subsidiaries' balance sheet accounts are translated at the exchange rates in effect at each year end and income statement accounts are translated at the average rates of exchange prevailing during the year. The national currencies of the international operations are their functional currencies.

Dividends to Policyholders

Policyholder dividends paid to certain policyholders, referred to as participating policies, are accrued using an estimate of the amount to be paid based on underlying contractual obligations under policies and applicable state laws.

Participating life insurance inforce accounted for 3%, 3%, and 5% as of December 31, 2006, 2005 and 2004, respectively, of total life insurance in force. Dividends to policyholders were $22, $37 and $29 for the years ended December 31, 2006, 2005 and 2004, respectively. There were no additional amounts of income allocated to participating policyholders. If limitations exist on the amount of net income from participating life insurance contracts that may be distributed to stockholders, the policyholder's share of net income on those contracts that cannot be distributed is excluded from stockholders' equity by a charge to operations and a credit to a liability.

Reinsurance

Through both facultative and treaty reinsurance agreements, the Company cedes a share of the risks it has underwritten to other insurance companies. Assumed reinsurance refers to the Company's acceptance of certain insurance risks that other insurance companies have underwritten.

Reinsurance accounting is followed for ceded and assumed transactions when the risk transfer provisions of SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," have been met. To meet risk transfer requirements, a reinsurance contract must include insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss to the reinsurer.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the future tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

NOTE 2. SEGMENT INFORMATION

The Company has four reportable operating segments: Retail Products Group ("Retail"), Retirement Plans ("Retirement"), Institutional Solutions Group ("Institutional") and Individual Life.

Retail offers individual variable and fixed market value adjusted ("MVA") annuities.

Retirement Plans provides products and services to corporations pursuant to
Section 401(k) and products and services to municipalities and not-for-profit organizations under Section 457 and 403(b).

Institutional primarily offers institutional liability products, including stable value products, structured settlements and institutional annuities (primarily terminal funding cases), as well as variable Private Placement Life Insurance ("PPLI") owned by corporations and high net worth individuals. Within stable value, Institutional has an investor note program that offers both institutional and retail investor notes. Institutional and Retail notes are sold as funding agreement backed notes through trusts and ,may also be issued directly from the company to investors. Furthermore, Institutional offers additional individual products including structured settlements, single premium immediate annuities and longevity assurance.

Individual Life sells a variety of life insurance products, including variable universal life, universal life, interest sensitive whole life and term life.

Life charges direct operating expenses to the appropriate segment and allocates the majority of indirect expenses to the segments based on an intercompany expense arrangement. Intersegment revenues primarily occur between Life's Other category and the operating segments. These amounts primarily include interest income on allocated surplus, interest charges on excess separate account surplus, the allocation of certain net realized capital gains and losses and the allocation of credit risk charges.

The accounting policies of the reportable operating segments are the same as those described in the summary of significant accounting policies in Note 1. Life evaluates performance of its segments based on revenues, net income and the segment's return on allocated capital. Each operating segment is allocated corporate surplus as needed to support its business. Portfolio management is a corporate function and net realized capital gains and losses on invested assets are recognized in Life's Other category. Net realized capital gains and losses generated from credit related events, other than net periodic coupon settlements on credit derivatives, are retained by Corporate. However, in exchange for retaining credit related losses, the Other category charges each operating segment a "credit-risk" fee through realized capital gains and losses.

The "credit-risk" fee covers fixed income assets included in each operating segment's general account. The "credit-risk" fee is based upon historical default rates in the corporate bond market, the Company's actual default experience and estimates of future losses.

The positive (negative) impact on realized gains and losses of the segments for allocated interest rate related realized gains and losses and the credit-risk fees were as follows:

                                  2006              2005              2004
--------------------------------------------------------------------------------
Retail
 Realized gains (losses)           $32               $34               $25
 Credit risk fees                  (26)              (26)              (22)
Retirement Plans
 Realized gains (losses)            10                 6                 5
 Credit risk fees                   (9)               (8)               (8)
Institutional
 Realized gains (losses)            16                13                 8
 Credit risk fees                  (22)              (18)              (16)
Individual Life
 Realized gains (losses)             9                 8                12
 Credit risk fees                   (6)               (5)               (5)
Other
 Realized gains (losses)           (67)              (61)              (50)
 Credit risk fees                   63                57                51
                                ------            ------            ------
                     TOTAL        $ --              $ --              $ --
                                ------            ------            ------

The following tables represent summarized financial information concerning the Company's segments.

                                                   FOR THE YEARS ENDED
                                                       DECEMBER 31,
REVENUES BY PRODUCT LINE                    2006           2005           2004
--------------------------------------------------------------------------------
REVENUES
Life
 Earned premiums, fees, and other
  considerations
Retail
 Individual annuity                         $1,838         $1,627         $1,476
 Other                                          --             --             --
                                          --------       --------       --------
                            TOTAL RETAIL    $1,838         $1,627         $1,476
                                          --------       --------       --------
Retirement Plans
 401(k)                                        154            106             74
 Governmental                                   45             43             43
                                          --------       --------       --------
                  TOTAL RETIREMENT PLANS       199            149            117
                                          --------       --------       --------

                                   FOR THE YEARS ENDED DECEMBER 31,
REVENUES BY PRODUCT LINE       2006              2005              2004
--------------------------------------------------------------------------------
Institutional
 Institutional                     624               517               473
 PPLI                              102               104               149
                            ----------        ----------        ----------
       TOTAL INSTITUTIONAL         726               621               622
                            ----------        ----------        ----------
Individual Life
     TOTAL INDIVIDUAL LIFE         780               716               689
 Other                             116               147               172
                            ----------        ----------        ----------
 Total Life premiums,            3,660             3,260             3,076
  fees, and other
  considerations
 Net investment income           2,728             2,569             2,470
 Net realized capital             (299)               75               140
  gains (losses)
                            ----------        ----------        ----------
                TOTAL LIFE      $6,089            $5,904            $5,686
                            ----------        ----------        ----------
NET INCOME (LOSS)
 Retail                           $488              $520              $373
 Retirement Plans                  101                66                59
 Institutional                      91                82                55
 Individual Life                   158               149               143
 Other                            (107)               92               335
                            ----------        ----------        ----------
          TOTAL NET INCOME        $731              $909              $965
                            ----------        ----------        ----------
NET INVESTMENT INCOME
 Retail                           $835              $934            $1,013
 Retirement Plans                  326               311               307
 Institutional                     987               784               647
 Individual Life                   292               272               269
 Other                             288               268               234
                            ----------        ----------        ----------
      TOTAL NET INVESTMENT      $2,728            $2,569            $2,470
                    INCOME
                            ----------        ----------        ----------
AMORTIZATION OF DEFERRED
 POLICY ACQUISITION AND
 PRESENT VALUE OF FUTURE
 PROFITS
 Retail                           $867              $689              $596
 Retirement Plans                    1                26                28
 Institutional                      32                32                26
 Individual Life                   228               196               175
 Other                              47                 2                --
                            ----------        ----------        ----------
 TOTAL AMORTIZATION OF DAC      $1,175              $945              $825
                            ----------        ----------        ----------
INCOME TAX EXPENSE
 (BENEFIT)
 Retail                             $9               $33               $35
 Retirement Plans                   40                19                17
 Institutional                      38                34                24
 Individual Life                    72                69                70
 Other(1)                          (56)               52              (117)
                            ----------        ----------        ----------
  TOTAL INCOME TAX EXPENSE        $103              $207               $29
                            ----------        ----------        ----------

(1) For the year ended December 31, 2004 the Company includes a $191 tax benefit recorded in its Other category, which relates to an agreement with the IRS on the resolution of matters pertaining to tax years prior to 2004. For further discussion of this tax benefit see Note 12.

                                                           DECEMBER 31,
                                                      2006              2005
--------------------------------------------------------------------------------
ASSETS
 Retail                                               $128,550          $119,185
 Retirement Plans                                       24,390            20,058
 Institutional                                          66,135            48,561
 Individual Life                                        13,603            12,314
 Other                                                   8,472             7,506
                                                   -----------       -----------
                                     TOTAL ASSETS     $241,150          $207,624
                                                   -----------       -----------
DAC
 Retail                                                 $4,587            $4,617
 Retirement Plans                                          538               406
 Institutional                                             111                81
 Individual Life                                         2,124             1,976
 Other                                                     (26)               21
                                                   -----------       -----------
                                        TOTAL DAC       $7,334            $7,101
                                                   -----------       -----------
RESERVE FOR FUTURE POLICY BENEFITS
 Retail                                                   $845              $732
 Retirement Plans                                          357               366
 Institutional                                           5,711             4,962
 Individual Life                                           575               536
 Other                                                     721               810
                                                   -----------       -----------
         TOTAL RESERVE FOR FUTURE POLICY BENEFITS       $8,209            $7,406
                                                   -----------       -----------
OTHER POLICYHOLDER FUNDS
 Retail                                                $15,008           $16,299
 Retirement Plans                                        5,544             5,194
 Institutional                                          11,401             9,228
 Individual Life                                         4,845             4,482
 Other                                                   3,393             3,196
                                                   -----------       -----------
                   TOTAL OTHER POLICYHOLDER FUNDS      $40,191           $38,399
                                                   -----------       -----------

NOTE 3. INVESTMENTS AND DERIVATIVE INSTRUMENTS

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET INVESTMENT INCOME
Fixed maturities                       $2,459         $2,275         $2,122
Policy loans                              140            142            183
Mortgage loans on real estate             126             64             37
Other investments                          53            125            158
Gross investment income                 2,778          2,606          2,500
Less: Investment expenses                  50             37             30
                                     --------       --------       --------
              NET INVESTMENT INCOME    $2,728         $2,569         $2,470
                                     --------       --------       --------
COMPONENTS OF NET REALIZED CAPITAL
 GAINS (LOSSES)
Fixed maturities                        $(105)           $57           $168
Equity securities                          (3)             8              7
Foreign currency transaction
 remeasurements                            18            157             (6)
Derivatives and other (1)                (209)          (147)           (29)
                                     --------       --------       --------
NET REALIZED CAPITAL GAINS (LOSSES)     $(299)           $75           $140
                                     --------       --------       --------

(1) Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
COMPONENTS OF NET UNREALIZED GAINS
 (LOSSES) ON AVAILABLE-FOR-SALE
 SECURITIES
Fixed maturities                         $800           $986         $2,212
Equity securities                           8              7              8
Net unrealized gains credited to
 policyholders                             (4)            (9)           (20)
                                     --------       --------       --------
Net unrealized gains                      804            984          2,200
Deferred income taxes and other
 items                                    304            407          1,076
                                     --------       --------       --------
Net unrealized gains, net of tax --
 end of year                              500            577          1,124
Net unrealized gains, net of tax --
 beginning of year                        577          1,124            728
                                     --------       --------       --------
CHANGE IN UNREALIZED GAINS (LOSSES)
   ON AVAILABLE-FOR-SALE SECURITIES      $(77)         $(547)          $396
                                     --------       --------       --------

COMPONENTS OF FIXED MATURITY INVESTMENTS

                                                                     AS OF DECEMBER 31, 2006
                                              AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                COST                  GAINS                  LOSSES              VALUE
------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                              $6,373                   $38                  $(44)              $6,367
Collateralized mortgage obligations
 ("CMOs")
 Agency backed                                      778                     8                    (5)                 781
 Non-agency backed                                   76                    --                    --                   76
CMBS
 Agency backed                                      405                     7                    (1)                 411
 Non-agency backed                               10,198                   139                   (67)              10,270
Corporate                                        21,982                   911                  (206)              22,687
Government/Government agencies
 Foreign                                            568                    44                    (4)                 608
 United States                                      542                     2                    (5)                 539
 Mortgage-backed securities ("MBS") --
  U.S.
  Government/Government agencies                  1,808                     6                   (31)               1,783
 States, municipalities and political
  subdivisions                                    1,114                    23                   (15)               1,122
 Redeemable preferred stock                           2                    --                    --                    2
Short-term investments                              694                    --                    --                  694
                                              ---------              --------               -------            ---------
                  TOTAL FIXED MATURITIES        $44,540                $1,178                 $(378)             $45,340
                                              ---------              --------               -------            ---------

                                                                              AS OF DECEMBER 31, 2005
                                                       AMORTIZED          GROSS UNREALIZED       GROSS UNREALIZED         FAIR
                                                         COST                  GAINS                  LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES
ABS                                                       $6,383                   $44                  $(73)              $6,354
Collateralized mortgage obligations ("CMOs")
 Agency backed                                               657                     3                    (4)                 656
 Non-agency backed                                           107                    --                    --                  107
CMBS
 Agency backed                                                53                     1                    --                   54
 Non-agency backed                                         8,258                   158                   (85)               8,331
Corporate                                                 21,179                 1,098                  (226)              22,051
Government/Government agencies
 Foreign                                                     646                    43                    (4)                 685
 United States                                               435                    23                    (2)                 456
 Mortgage-backed securities ("MBS") -- U.S.
  Government/Government agencies                           2,559                     6                   (39)               2,526
 States, municipalities and political
  subdivisions                                               926                    47                    (4)                 969
 Redeemable preferred stock                                    6                    --                    --                    6
Short-term investments                                     1,047                    --                    --                1,047
                                                       ---------              --------               -------            ---------
                           TOTAL FIXED MATURITIES        $42,256                $1,423                 $(437)             $43,242
                                                       ---------              --------               -------            ---------

The amortized cost and estimated fair value of fixed maturity investments at December 31, 2006 by contractual maturity year are shown below.

                                         AMORTIZED COST          FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
One year or less                               $1,505                $1,543
Over one year through five years                7,198                 7,466
Over five years through ten years               6,467                 6,541
Over ten years                                 20,335                20,783
 Subtotal                                      35,505                36,333
Mortgage- and asset-backed
 securities                                     9,035                 9,007
                                            ---------             ---------
                               TOTAL          $44,540               $45,340
                                            ---------             ---------

Estimated maturities may differ from contractual maturities due to call or prepayment provisions because of the potential for prepayment on mortgage- and asset-backed securities; they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

SALES OF FIXED MATURITY AND AVAILABLE-FOR-SALE EQUITY SECURITY INVESTMENTS

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                    2006            2005            2004
--------------------------------------------------------------------------------
SALE OF FIXED MATURITIES
Sale proceeds                       $17,009         $15,882         $13,022
Gross gains                             210             302             311
Gross losses                           (230)           (218)           (125)
SALE OF AVAILABLE-FOR-SALE
 EQUITY SECURITIES
Sale proceeds                          $249             $38             $75
Gross gains                               5               8              12
Gross losses                             (5)             --              (5)
                                  ---------       ---------       ---------

CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company is not exposed to any concentration of credit risk of a single issuer greater than 10% of the Company's stockholders' equity other than U.S. government and certain U.S. government agencies. Other than U.S. government and U.S. government agencies, the Company's largest three exposures by issuer as of December 31, 2006 were General Electric Company, Citigroup, Inc. and AT&T Inc. and as of December 31, 2005 were Royal Bank of Scotland Group PLC, AT&T Inc. and JPMorgan Chase & Co., which each comprise 0.5% or less of total invested assets, respectively.

The Company's largest three exposures by industry sector as of December 31, 2006 were financial services, utilities, and technology and communications, which comprised approximately 13%, 5% and 5%, respectively, of total invested assets. The Company's largest three exposures by industry sector as of December 31, 2005 were financial services, technology and communications, and utilities which comprised approximately 13%, 6% and 5%, respectively, of total invested assets.

The Company's investments in states, municipalities and political subdivisions are geographically dispersed throughout the United States. As of December 31, 2006 and 2005, the largest concentrations were in California, Oregon and Illinois which each comprised less than 1% of total invested assets, respectively.

SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's other-than-temporary impairment policy, see the Investments section of Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, management's intent and ability to hold these securities for a period of time sufficient to allow for any anticipated recovery in market value, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2006 and 2005.

The following tables present amortized cost, fair value and unrealized losses for the Company's fixed maturity and available-for-sale equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2006.

                                                                   2006
                                                           LESS THAN 12 MONTHS
                                             AMORTIZED              FAIR            UNREALIZED
                                               COST                VALUE              LOSSES
--------------------------------------------------------------------------------------------------
ABS                                               $846                $841                $(5)
CMOs
 Agency backed                                      72                  71                 (1)
 Non-agency backed                                  37                  37                 --
CMBS
 Agency backed                                      74                  73                 (1)
 Non-agency backed                               2,398               2,381                (17)
Corporate                                        5,119               5,052                (67)
Government/Government agencies
 Foreign                                           116                 114                 (2)
 United States                                     348                 345                 (3)
MBS -- U.S. Government/ Government
 agencies                                          191                 189                 (2)
States, municipalities and political
 subdivisions                                      402                 396                 (6)
Short-term investments                             356                 356                 --
                                             ---------            --------            -------
                TOTAL FIXED MATURITIES           9,959               9,855               (104)
Common stock                                        21                  20                 (1)
Non-redeemable preferred stock                      51                  49                 (2)
                                             ---------            --------            -------
                          TOTAL EQUITY              72                  69                 (3)
                                             ---------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES         $10,031              $9,924              $(107)
                                             ---------            --------            -------

                                                                     2006
                                                                 12 MONTHS OR MORE
                                                 AMORTIZED              FAIR            UNREALIZED
                                                    COST               VALUE              LOSSES
--------------------------------------  --------------------------------------------------------------
ABS                                                   $698                $659               $(39)
CMOs
 Agency backed                                         260                 256                 (4)
 Non-agency backed                                      10                  10                 --
CMBS
 Agency backed                                           2                   2                 --
 Non-agency backed                                   2,046               1,996                (50)
Corporate                                            4,051               3,912               (139)
Government/Government agencies
 Foreign                                                50                  48                 (2)
 United States                                          61                  59                 (2)
MBS -- U.S. Government/ Government
 agencies                                            1,131               1,102                (29)
States, municipalities and political
 subdivisions                                          189                 180                 (9)
Short-term investments                                  --                  --                 --
                                                  --------            --------            -------
                TOTAL FIXED MATURITIES               8,498               8,224               (274)
Common stock                                            --                  --                 --
Non-redeemable preferred stock                          39                  36                 (3)
                                                  --------            --------            -------
                          TOTAL EQUITY                  39                  36                 (3)
                                                  --------            --------            -------
 TOTAL TEMPORARILY IMPAIRED SECURITIES              $8,537              $8,260              $(277)
                                                  --------            --------            -------

                                                                                                 TOTAL
                                                                           AMORTIZED              FAIR             UNREALIZED
                                                                             COST                 VALUE              LOSSES
---------------------------------------------------------------------------------------------------------------------------------
ABS                                                                           $1,544               $1,500               $(44)
CMOs
 Agency backed                                                                   332                  327                 (5)
 Non-agency backed                                                                47                   47                 --
CMBS
 Agency backed                                                                    76                   75                 (1)
 Non-agency backed                                                             4,444                4,377                (67)
Corporate                                                                      9,170                8,964               (206)
Government/Government agencies
 Foreign                                                                         166                  162                 (4)
 United States                                                                   409                  404                 (5)
MBS -- U.S. Government/ Government agencies                                    1,322                1,291                (31)
States, municipalities and political subdivisions                                591                  576                (15)
Short-term investments                                                           356                  356                 --
                                                                           ---------            ---------            -------
                                              TOTAL FIXED MATURITIES          18,457               18,079               (378)
Common stock                                                                      21                   20                 (1)
Non-redeemable preferred stock                                                    90                   85                 (5)
                                                                           ---------            ---------            -------
                                                        TOTAL EQUITY             111                  105                 (6)
                                                                           ---------            ---------            -------
                               TOTAL TEMPORARILY IMPAIRED SECURITIES         $18,568              $18,184              $(384)
                                                                           ---------            ---------            -------

As of December 31, 2006, fixed maturities accounted for approximately 98% of the Company's total unrealized loss amount, which was comprised of approximately 3,140 different securities. The Company held no securities as of December 31, 2006, that were in an unrealized loss position in excess of $12. Other-than-temporary impairments for certain ABS and CMBS are recognized if the fair value of the security, as determined by external pricing sources, is less than its cost or amortized cost and there has been a decrease in the present value of the expected cash flows since the last reporting period. Based on management's best estimate of future cash flows, there were no such ABS and CMBS in an unrealized loss position as of December 31, 2006 that were deemed to be other-than-temporarily impaired.

Securities in an unrealized loss position for less than twelve months were comprised of approximately 1,840 securities of which 93% of the unrealized loss were securities with fair value to amortized cost ratios at or greater than 90%. The majority of these securities are investment grade fixed maturities depressed due to changes in interest rates from the date of purchase.

The securities depressed for twelve months or more as of December 31, 2006 were comprised of approximately 1,410 securities, with the majority of the unrealized loss amount relating to CMBS, ABS, corporate fixed maturities within the financial services sector and MBS. A description of the events contributing to the security types' unrealized loss position and the factors considered in determining that recording an other-than-temporary impairment was not warranted are outlined below.

CMBS -- The CMBS in an unrealized loss position for twelve months or more as of December 31, 2006, were primarily the result of an increase in interest rates from the security's purchase date. Substantially all of these securities are investment grade securities priced at or greater than 90% of amortized cost as of December 31, 2006. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

FINANCIAL SERVICES -- Securities in financial services account for approximately $30 of the corporate securities in an unrealized loss position for twelve months or more as of December 31, 2006. Substantially all of these securities are investment grade securities with fair values at or greater than 90% of amortized cost. These positions are a mixture of fixed and variable rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in general market conditions, including interest rates and credit spread movements.

ABS -- As of December 31, 2006, approximately $26 of the Company's total unrealized losses in asset-backed securities is secured by leases to airlines primarily outside of the United States. Based on the current and expected future collateral values of the underlying aircraft, recent improvement in lease rates and an overall increase in worldwide travel, the Company expects to recover the full amortized cost of these investments. However, future price recovery will depend on continued improvement in economic fundamentals, political stability, airline operating performance and collateral value.

MBS -- As of December 31 2006, the Company held approximately 410 different securities that had been in an unrealized loss position for greater than twelve months. All of these securities are investment grade securities and most are priced at, or greater than, 90% of amortized cost as of December 31, 2006. These positions are primarily fixed rate securities with extended maturity dates, which have been adversely impacted by changes in interest rates after the purchase date. Additional changes in fair value of these securities are primarily dependent on future changes in interest rates.

The remaining balance of $128 in the twelve months or more unrealized loss category is comprised of 410 securities, substantially all of which were depressed only to a minor extent with fair value to amortized cost ratios at or greater than 90% as of December 31, 2006. The decline in market value for these securities is primarily attributable to changes in general market conditions, including interest rates and credit spread movements.

MORTGAGE LOANS

The carrying value of mortgage loans was $2.6 billion and $1.4 billion as of December 31, 2006 and 2005, respectively. The Company's mortgage loans are collateralized by a variety of commercial and agricultural properties. The largest concentrations by property type at December 31, 2006 and 2005, were office buildings (approximately 43% and 35%, respectively), hotels (approximately 16% and 15%, respectively) and retail stores (approximately 13% and 26%, respectively). The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 17% and 20% at December 31, 2006 and 2005, respectively). At December 31, 2006 and 2005, the Company held no impaired, restructured, delinquent or in-process-of-foreclosure mortgage loans. The Company had no valuation allowance for mortgage loans at December 31, 2006 and 2005.

VARIABLE INTEREST ENTITIES ("VIE")

In the normal course of business, the Company becomes involved with variable interest entities primarily as a collateral manager and through normal investment activities. The Company's involvement includes providing investment management and administrative services, and holding ownership or other investment interests in the entities.

The following table summarizes the total assets, liabilities and maximum exposure to loss relating to VIEs for which the Company has concluded it is the primary beneficiary. Accordingly, the results of operations and financial position of these VIEs are included along with the corresponding minority interest liabilities in the consolidated financial statements.

                                                        DECEMBER 31,
                                                            2006
                                                                                 MAXIMUM
                                    TOTAL                                      EXPOSURE TO
                                    ASSETS             LIABILITY (4)           LOSS (2),(3)
---------------------------------------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                              $296                   $167                   $129
Limited partnerships (3)               103                     15                     88
                                    ------                 ------                 ------
                    TOTAL (5)         $399                   $182                   $217
                                    ------                 ------                 ------

                                                       DECEMBER 31,
                                                           2005
                                                                               MAXIMUM
                                   TOTAL                                     EXPOSURE TO
                                   ASSETS            LIABILITY (4)           LOSS (2),(3)
-----------------------------  ------------------------------------------------------------
Collaterized debt obligations
 ("CDOs") and other funds
 (1),(2)                             $77                   $42                    $35
Limited partnerships (3)              --                    --                     --
                                    ----                  ----                   ----
                    TOTAL (5)        $77                   $42                    $35
                                    ----                  ----                   ----

(1) The Company provides collateral management services and earns a fee associated with these structures.

(2) The maximum exposure to loss is the Company's co-investment in these structures.

(3) The maximum exposure to loss is equal to the carrying value of the investment plus any unfunded commitments.

(4) Creditors have no recourse against the Company in the event of default by the VIE.

(5) As of December 31, 2006 and 2005, the Company had relationships with four and two VIEs, respectively, where the Company was the primary beneficiary.

In addition to the VIEs described above, as of December 31, 2005, the Company held a variable interest in one CDO that was managed by HIMCO where the Company was not the primary beneficiary. As a result, this was not consolidated by the Company. This investment has been held by the Company for a period of two years. The Company's maximum exposure to loss from the non-consolidated CDOs (consisting of the Company's investments) was approximately $4 as of December 31, 2005.

DERIVATIVE INSTRUMENTS

The Company utilizes a variety of derivative instruments, including swaps, caps, floors, forwards, futures and options through one of four Company-approved objectives: to hedge risk arising from interest rate, equity market, price or currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into replication transactions.

On the date the derivative contract is entered into, the Company designates the derivative as a fair-value hedge, cash-flow hedge, foreign-currency hedge, net investment hedge, or held for other investment and risk management purposes.

The Company's derivative transactions are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Derivative instruments are recorded in the consolidated balance sheets at fair value. Asset and liability values are determined by calculating the net position for each derivative counterparty by legal entity and are presented as of December 31, as follows:

                                           ASSET VALUES       LIABILITY VALUES
                                         2006         2005    2006         2005
--------------------------------------------------------------------------------
Other investments                         $272         $159    $ --         $ --
Reinsurance recoverables                    --           --      22           17
Other policyholder funds and benefits
 payable                                   172           80       1           --
Other liabilities                           --           --     590          390
                                        ------       ------  ------       ------
                                 TOTAL    $444         $239    $613         $407
                                        ------       ------  ------       ------

The following table summarizes the derivative instruments used by the Company and the primary hedging strategies to which they relate. Derivatives in the Company's separate accounts are not included because the associated gains and losses accrue directly to policyholders. The notional value of derivative contracts represents the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value amounts of derivative assets and liabilities are presented on a net basis as of December 31, 2006 and 2005. The total ineffectiveness of all cash-flow, fair-value and net investment hedges and total change in value of other derivative-based strategies which do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are presented below on an after-tax basis for the years ended December 31, 2006 and 2005.


                                           NOTIONAL AMOUNT           FAIR VALUE
HEDGING STRATEGY                         2006           2005    2006           2005
------------------------------------------------------------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to    $4,560         $4,860     $(19  )       $(26  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to       1,420          1,361     (318  )       (222  )
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to          3,303          1,707        7            (1  )
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to         492             --       (9  )         --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                       --------       --------  -------  ---  -------
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES    $9,775         $7,928    $(339  )      $(249  )
                                       --------       --------  -------  ---  -------  ---

                                                       HEDGE
                                                 INEFFECTIVENESS,
                                                     AFTER-TAX
HEDGING STRATEGY                       2006                       2005
-------------------------------------  -------------------------------------
CASH-FLOW HEDGES
Interest rate swaps
 Interest rate swaps are primarily
 used to convert interest receipts on
 floating-rate fixed maturity
 securities to fixed rates. These
 derivatives are predominantly used
 to better match cash receipts from
 assets with cash disbursements
 required to fund liabilities.
 The Company also enters into forward
 starting swap agreements to hedge
 the interest rate exposure of
 anticipated future cash flows on
 floating-rate fixed maturity
 securities due to changes in the
 benchmark interest rate, London-
 Interbank Offered Rate ("LIBOR").
 These derivatives were structured to
 hedge interest rate exposure
 inherent in the assumptions used to
 price primarily certain long-term
 disability products.
 Interest rate swaps are also used to         $(8  )               $(10  )
 hedge a portion of the Company's
 floating rate guaranteed investment
 contracts. These derivatives convert
 the floating rate guaranteed
 investment contract payments to a
 fixed rate to better match the cash
 receipts earned from the supporting
 investment portfolio.
Foreign currency swaps
 Foreign currency swaps are used to            (4  )                  4
 convert foreign denominated cash
 flows associated with certain
 foreign denominated fixed maturity
 investments to U.S. dollars. The
 foreign fixed maturities are
 primarily denominated in euros and
 are swapped to minimize cash flow
 fluctuations due to changes in
 currency rates. In addition, foreign
 currency swaps are also used to
 convert foreign denominated cash
 flows associated with certain
 liability payments in order to
 minimize cash flow fluctuations due
 to changes in currency rates.
FAIR-VALUE HEDGES
Interest rate swaps
 Interest rate swaps are used to               --                     2
 hedge the changes in fair value of
 certain fixed rate liabilities and
 fixed maturity securities due to
 changes in the benchmark interest
 rate, LIBOR.
Foreign currency swaps
 Foreign currency swaps are used to            --                    --
 hedge the changes in fair value of
 certain foreign denominated fixed
 rate liabilities due to changes in
 foreign currency rates.
                                            -----                 -----
TOTAL CASH-FLOW AND FAIR-VALUE HEDGES        $(12  )                $(4  )
                                            -----  ---            -----  ---


                                   NOTIONAL AMOUNT                  FAIR VALUE
HEDGING STRATEGY                 2006          2005    2006                       2005
-------------------------------------------------------------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.         $1,100        $1,116        $ --                   $1
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.           3,811         1,371         (15)                  12
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                         644            --          (4)                  --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                       162           490         (11)                  (8)
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.

                                             DERIVATIVE
                                          CHANGE IN VALUE,
                                             AFTER-TAX
HEDGING STRATEGY                2006                       2005
------------------------------  ------------------------------------
OTHER INVESTMENT AND RISK
 MANAGEMENT ACTIVITIES
Interest rate caps and
 swaption contracts
 The Company is exposed to
 policyholder surrenders
 during a rising interest rate
 environment. Interest rate
 cap and swaption contracts
 are used to mitigate the
 Company's loss in a rising
 interest rate environment.
 The increase in yield from
 the cap and swaption
 contracts in a rising
 interest rate environment may
 be used to raise credited
 rates, thereby increasing the
 Company's competitiveness and
 reducing the policyholder's
 incentive to surrender.               $(1)                $ --
Interest rate swaps, caps and
 floors
 The Company uses interest
 rate swaps and floors to
 manage duration risk between
 assets and liabilities in
 certain portfolios. In
 addition, the Company enters
 into interest rate swaps to
 terminate existing swaps in
 hedging relationships,
 thereby offsetting the
 changes in value of the
 original swap. The Company
 also enters into interest
 rate caps to manage the
 duration risk in certain
 investment portfolios.                (26)                   2
Interest rate forwards
 The Company uses interest
 rate forwards to replicate
 the purchase of
 mortgage-backed securities to
 manage duration risk and
 liquidity.                              5                   --
Foreign currency swaps and
 forwards
 The Company enters into
 foreign currency swaps and
 forwards to hedge the foreign
 currency exposures in certain
 of its foreign fixed maturity
 investments.                           (7)                  20
Credit default and total
 return swaps
 The Company enters into swap
 agreements in which the
 Company assumes credit
 exposure of an individual
 entity, referenced index or
 asset pool. These contracts
 entitle the company to
 receive a periodic fee in
 exchange for an obligation to
 compensate the derivative
 counterparty should a credit
 event occur on the part of
 the referenced security
 issuers. The maximum
 potential future exposure to
 the Company is the notional
 value of the swap contracts,
 which is $786 and $324,
 after-tax, as of December 31,
 2006 and 2005, respectively.


                                 NOTIONAL AMOUNT        FAIR VALUE
HEDGING STRATEGY               2006          2005    2006         2005
---------------------------------------------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into        $4,720        $2,013  $(99  )       $3
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into        $1,869        $1,675  $(225 )      $(179 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain    37,769        31,803   53            8
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements       7,172         8,575  (22   )      (17   )
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.

                                           DERIVATIVE
                                        CHANGE IN VALUE,
                                           AFTER-TAX
HEDGING STRATEGY              2006                      2005
----------------------------  ------------------------------------
The Company also assumes
 exposure to the change in
 value of indices or asset
 pools through total return
 swaps and credit
 spreadlocks. As of December
 31, 2006 and 2005, the
 maximum potential future
 exposure to the Company
 from such contracts is $707
 and $542, after-tax,
 respectively.
The Company enters into             $15                   $10
 credit default swap
 agreements, in which the
 Company pays a derivative
 counterparty a periodic fee
 in exchange for
 compensation from the
 counterparty should a
 credit event occur on the
 part of the referenced
 security issuer. The
 Company entered into these
 agreements as an efficient
 means to reduce credit
 exposure to specified
 issuers or sectors. In
 addition, the Company
 enters into option
 contracts to receive
 protection should a credit
 event occur on the part of
 the referenced security
 issuer.
Yen fixed annuity hedging
 instruments
The Company enters into            $(64  )                $(143 )
 currency rate swaps and
 forwards to mitigate the
 foreign currency exchange
 rate and yen interest rate
 exposures associated with
 the yen denominated
 individual fixed annuity
 product. The associated
 liability is adjusted for
 changes in spot rates which
 was $12 and $102,
 after-tax, as of December
 31, 2006 and 2005,
 respectively, and partially
 offset the derivative
 change in value.
GMWB product derivatives
 The Company offers certain          79                   (42  )
 variable annuity products
 with a GMWB rider. The GMWB
 is a bifurcated embedded
 derivative that provides
 the policyholder with a GRB
 if the account value is
 reduced to zero through a
 combination of market
 declines and withdrawals.
 The GRB is generally equal
 to premiums less
 withdrawals. The
 policyholder also has the
 option, after a specified
 time period, to reset the
 GRB to the then-current
 account value, if greater.
 For a further discussion,
 see the Derivative
 Instruments section of Note
 2. The notional value of
 the embedded derivative is
 the GRB balance.
GMWB reinsurance contracts
 Reinsurance arrangements           (19  )                 19
 are used to offset the
 Company's exposure to the
 GMWB embedded derivative
 for the lives of the host
 variable annuity contracts.
 The notional amount of the
 reinsurance contracts is
 the GRB amount.


                                        NOTIONAL AMOUNT            FAIR VALUE
HEDGING STRATEGY                     2006            2005     2006           2005
----------------------------------------------------------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company             $8,379          $5,086     $346          $175
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are         12,297          16,782      119            72
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain               25              12       (1  )         --
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and         2,220           1,142       29            14
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                   ---------       ---------  -------       -------
 TOTAL OTHER INVESTMENT AND RISK     $80,168         $70,065     $170           $81
  MANAGEMENT ACTIVITIES
                                   ---------       ---------  -------       -------
            TOTAL DERIVATIVES (1)    $89,943         $77,993    $(169  )      $(168  )
                                   ---------       ---------  -------  ---  -------  ---

                                                 DERIVATIVE
                                              CHANGE IN VALUE,
                                                  AFTER-TAX
HEDGING STRATEGY                   2006                         2005
---------------------------------  ---------------------------------------
GMWB hedging instruments
 The Company enters into interest
 rate futures, S&P 500 and NASDAQ
 index futures contracts and put
 and call options, as well as
 interest rate, EAFE index and
 equity volatility swap contracts
 to economically hedge exposure
 to the volatility associated
 with the portion of the GMWB
 liabilities which are not
 reinsured.
 In addition, the Company                  $(77  )               $(13  )
 periodically enters into forward
 starting S&P 500 put options as
 well as S&P index futures and
 interest rate swap contracts to
 economically hedge the equity
 volatility risk exposure
 associated with anticipated
 future sales of the GMWB rider.
GMIB reinsurance contracts
 Reinsurance arrangements are               (35  )                 73
 used to offset the Company's
 exposure to the GMIB embedded
 derivative for the lives of the
 host variable annuity contracts.
 The notional amount of the
 reinsurance contracts is the yen
 denominated policyholder account
 value remeasured at the year-end
 yen to U.S. dollar spot rate.
Equity index swaps and options
 The Company offers certain                  --                    (1  )
 equity indexed products, which
 may contain an embedded
 derivative that requires
 bifurcation. The Company enters
 into S&P index swaps and options
 to economically hedge the equity
 volatility risk associated with
 these embedded derivatives. In
 addition, the Company is exposed
 to bifurcated options embedded
 in certain fixed maturity
 investments.
Statutory reserve hedging
 instruments
 The Company purchases one and               (9  )                (20  )
 two year S&P 500 put option
 contracts to economically hedge
 the statutory reserve impact of
 equity exposure arising
 primarily from GMDB and GMWB
 obligations against a decline in
 the equity markets.
                                        -------  ---            -----
 TOTAL OTHER INVESTMENT AND RISK          $(139  )               $(95  )
  MANAGEMENT ACTIVITIES
                                        -------  ---            -----
            TOTAL DERIVATIVES (1)         $(151  )               $(99  )
                                        -------  ---            -----

(1) Derivative change in value includes hedge ineffectiveness for cash-flow hedges, fair-value hedges and total change in value, including periodic derivative net coupon settlements, of other investment and risk management activities.

The increase in notional amount since December 31, 2005, is primarily due to an increase in the embedded derivative associated with GMWB product sales, additional options purchased to hedge the GMWB, credit derivatives and derivatives hedging interest rate duration risk, partially offset by a decrease in the GMIB reinsured from a related party, which is accounted for as a free-standing derivative, primarily due to the reinsurance recapture as discussed below. The Company increased its use of credit derivatives primarily to reduce credit exposure as well as to enter into replication transactions. During 2006, the Company began using credit default swaps to replicate residual CDO interests. These transactions involve the receipt of cash upon entering into the transaction as well as coupon payments throughout the life of the contract. The upfront cash receipts for positions at December 31, 2006, totaled $100, which represents the original liability value of the credit default swaps. As of December 31, 2006, the notional and fair value of credit default swaps used in this replication strategy is $200 and $(95), respectively.

The decrease in net fair value of derivative instruments since December 31, 2005, was primarily related to the initial cash received on credit default swaps replicating residual CDO interests as well as declines in fair value of derivatives hedging foreign bonds, the Japanese fixed annuity, and interest rate duration risk between assets and liabilities. These decreases in fair value were partially offset by additional options purchased to hedge GMWB and an increase in the fair value of the reinsurance contract associated with GMIB. The GMIB reinsurance contracts increased in value primarily due to modifications of the reinsurance agreement as well as model refinements and assumption updates reflecting in-force demographics, actual experience and revised future expectations. Derivatives hedging foreign bonds declined in value primarily as a result of the weakening of the U.S. dollar in comparison to certain foreign currencies. The Japanese fixed annuity hedging instruments declined in value primarily due to a rise in Japanese interest rates and the depreciation of the yen in comparison to the U.S. dollar. Derivatives hedging interest rate duration risk declined in value primarily due to rising interest rates. For further discussion on the GMWB product, which is accounted for as an embedded derivative, and the internal reinsurance of the GMIB product, which is accounted for as a free standing derivatives, refer to Notes 8 and 17.

Effective August 31, 2005, Hartford Life and Annuity Insurance Company ("HLAI"), a subsidiary of the Company, entered into a reinsurance agreement with Hartford Life Insurance, K.K. ("HLIKK"), a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. The GMIB reinsurance agreement is accounted for as a derivative in accordance with SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the GMIB reinsurance agreement is recorded on the balance sheet at fair value with changes in value reported in net realized capital gains and losses. Effective July 31, 2006, the reinsurance agreement between HLAI and HLIKK was modified such that the reinsurance of the GMIB riders issued by HLIKK prior to April 1, 2005, was recaptured by HLIKK. GMIB riders issued by HLIKK subsequent to April 1, 2005, continue to be reinsured by HLAI. As of December 31, 2006 and 2005, the notional value of the GMIB reinsurance agreement was $12.3 billion and $16.8 billion, respectively, and the fair value was $119 and $72, respectively. The change in value of the GMIB reinsurance agreement for the years ended December 31, 2006 and 2005, was an after-tax net gain (loss) of $(35) and $73, respectively. (Included in the 2006 amounts were changes in net policyholder behavior assumptions made by the Company during 2006 of $(39), after-tax.) (For a further discussion of the reinsurance agreement, see Note 17 Transactions with Affiliates.)

The total change in value for derivative-based strategies that do not qualify for hedge accounting treatment, including periodic derivative net coupon settlements, are reported in net realized capital gains (losses). For the years ended December 31, 2006 and 2005, these strategies resulted in the recognition of after-tax net gains (losses) of $(139) and $(95), respectively. For the year ended December 31, 2006, net realized capital losses were primarily driven by net losses on the Japanese fixed annuity hedging instruments and interest rate swaps used to manage portfolio duration primarily due to an increase in interest rates, and net losses on the reinsurance of GMIB and on GMWB related derivatives primarily due to liability model refinements and assumption updates reflecting in-force demographics, actuarial experience, and future expectations. For the year ended December 31, 2005, net realized capital losses were predominantly comprised of net losses on the Japanese fixed annuity hedging instruments primarily due to the weakening of the Yen in comparison to the U.S. dollar, as well as, an increase in Japanese interest rates.

As of December 31, 2006 and 2005, the after-tax deferred net gains (losses) on derivative instruments recorded in accumulated other comprehensive income (loss) ("AOCI") that are expected to be reclassified to earnings during the next twelve months are $(8) and $(1), respectively. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to interest income over the term of the investment cash flows. The maximum term over which the Company is hedging its exposure to the variability of future cash flows (for all forecasted transactions, excluding interest payments on variable-rate financial instruments) is twenty-four months. For the years ended December 31, 2006, 2005 and 2004, the Company had less than $1 of net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

For the year ended December 31, 2004, after-tax net gain (loss) representing ineffectiveness of cash-flow hedges was $(10) while ineffectiveness of fair-value hedges and net investment hedges were both less than $1.

SECURITIES LENDING AND COLLATERAL ARRANGEMENTS

The Company participates in securities lending programs to generate additional income, whereby certain domestic fixed income securities are loaned for a specified period of time from the Company's portfolio to qualifying third parties, via two lending agents. Borrowers of these securities provide collateral of 102% of the market value of the loaned securities. Acceptable collateral may be in the form of cash or U.S. Government securities. The market value of the loaned securities is monitored and additional collateral is obtained if the market value of the collateral falls below 100% of the market value of the loaned securities. Under the terms of securities lending programs, the lending agent indemnifies the Company against borrower defaults. As of December 31, 2006 and 2005, the fair value of the loaned securities was approximately $1.6 billion and $745, respectively, and was included in fixed maturities in the consolidated balance sheets. The Company earns income from the cash collateral or receives a fee from the borrower. The Company recorded before-tax income from securities lending transactions, net of lending fees, of $2 and $1 for each of the years ended December 31, 2006 and 2005, respectively, which was included in net investment income.

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2006 and 2005, collateral pledged having a fair value of $441 and $281, respectively, was included in fixed maturities in the consolidated balance sheets.

The classification and carrying amount of the loaned securities and the collateral pledged at December 31, 2006 and 2005, were as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
LOANED SECURITIES AND COLLATERAL PLEDGED
ABS                                                                 $3       $13
CMBS                                                               169       156
Corporate                                                        1,339       598
MBS                                                                152       138
Government/Government Agencies
 Foreign                                                             4        25
 United States                                                     327        95
                                                              --------  --------
                                                       TOTAL    $1,994    $1,025
                                                              --------  --------

As of December 31, 2006 and 2005, the Company had accepted collateral relating to securities lending programs and collateral arrangements consisting of cash, U.S. Government and U.S. Government agency securities with a fair value of $1.8 billion and $877, respectively. At December 31, 2006 and 2005, cash collateral of $1.6 billion and $785, respectively, was invested and recorded in the consolidated balance sheets in fixed maturities with a corresponding amount recorded in other liabilities. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of such collateral has been sold or repledged at December 31, 2006 and 2005. As of December 31, 2006 and 2005, noncash collateral accepted was held in separate custodial accounts.

SECURITIES ON DEPOSIT WITH STATES

The Company is required by law to deposit securities with government agencies in states where it conducts business. As of December 31, 2006 and 2005, the fair value of securities on deposit was approximately $9 and $15, respectively.

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

SFAS No. 107 "Disclosure about Fair Value of Financial Instruments", requires disclosure of fair value information of financial instruments.

For certain financial instruments where quoted market prices are not available, other independent valuation techniques and assumptions are used. Because considerable judgment is used, these estimates are not necessarily indicative of amounts that could be realized in a current market exchange. SFAS No. 107 excludes certain financial instruments from disclosure, including insurance contracts other than financial guarantees and investment contracts.

The Company uses the following methods and assumptions in estimating the fair value of each class of financial instrument. Fair value for fixed maturities and marketable equity securities approximates those quotations published by applicable stock exchanges or received from other reliable sources.

For policy loans, carrying amounts approximate fair value.

For mortgage loans on real estate, fair values were estimated using discounted cash flow calculations based on current incremental lending rates for similar type loans.

Derivative instruments are reported at fair value based upon either pricing valuation models, which utilize market data inputs and that are obtained from independent third parties or independent broker quotations.

Other policyholder funds and benefits payable fair value information is determined by estimating future cash flows, discounted at the current market rate. For further discussion of other policyholder funds and derivatives, see
Note 1.

Fair value of consumer notes is based on discounted cash flow calculations based on the current market rates.

The carrying amount and fair values of the Company's financial instruments as of December 31, 2006 and 2005 were as follows:

                                                                        2006                                 2005
                                                              CARRYING               FAIR          CARRYING               FAIR
                                                               AMOUNT                VALUE          AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Fixed maturities                                               $45,340              $45,340         $43,242              $43,242
 Equity securities                                                  276                  276             311                  311
 Policy loans                                                     2,009                2,009           1,971                1,971
 Mortgage loans on real estate                                    2,631                2,619           1,355                1,348
 Other investments                                                  274                  274             156                  156
LIABILITIES
 Other policyholder funds and benefits payable (1)              $13,931              $13,186         $11,686              $11,273
 Consumer notes                                                     258                  260              --                   --
                                                              ---------            ---------       ---------            ---------

(1) Excludes universal life insurance contracts, including corporate owned life insurance.

NOTE 5. REINSURANCE

The Company cedes insurance to other insurers in order to limit its maximum losses and to diversify its exposures. Such transfers do not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers and is a member of and participates in several reinsurance pools and associations. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. As of December 31, 2006 and 2005, the Company had no reinsurance recoverables and related concentrations of credit risk greater than 10% of the Company's stockholder's equity.

In accordance with normal industry practice, Life is involved in both the cession and assumption of insurance with other insurance and reinsurance companies. As of December 31, 2006 and 2005, the Company's policy for the largest amount of life insurance retained on any one life by any one of the life operations was approximately $5. In addition, the Company reinsures the majority of minimum death benefit guarantees as well as guaranteed minimum withdrawal benefits, on contracts issued prior to July 2003, offered in connection with its variable annuity contracts.

Insurance fees, earned premiums and other were comprised of the following:

                                        FOR THE YEARS ENDED DECEMBER 31,
                                       2006           2005           2004
--------------------------------------------------------------------------------
Gross fee income, earned premiums
 and other                             $4,360         $4,019         $3,834
Reinsurance assumed                        19             39             49
Reinsurance ceded                        (719)          (798)          (807)
                                     --------       --------       --------
NET FEE INCOME, EARNED PREMIUMS AND
                              OTHER     3,660         $3,260         $3,076
                                     --------       --------       --------

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements. Yearly renewable term and coinsurance arrangements result in passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Modified coinsurance is similar to coinsurance except that the cash and investments that support the liabilities for contract benefits are not transferred to the assuming company, and settlements are made on a net basis between the companies.

    The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance contracts, which reduce death and other benefits were $241, $378, and $426 for the years ended December 31, 2006, 2005 and 2004, respectively. The Company also assumes reinsurance from other insurers.

    The Company maintains certain reinsurance agreements with HLA, whereby the Company cedes both group life and group accident and health risk. Under these treaties, the Company ceded group life premium of $166, 130 and $133 in 2006, 2005 and 2004, respectively, and accident and health premium of $259, $221 and $230, respectively, to HLA.

NOTE 6. DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS

Changes in deferred policy acquisition costs and present value of future profits is as follows:

                                       2006           2005           2004
--------------------------------------------------------------------------------
                                       $7,101         $6,453         $6,088
BALANCE, JANUARY 1
Capitalization                          1,351          1,226          1,375
Amortization -- Deferred policy
 acquisitions costs and present
 value of future profits               (1,033)          (945)          (825)
Amortization -- Unlock                   (142)            --             --
Adjustments to unrealized gains and
 losses on securities
 available-for-sale and other              57            367            (80)
Cumulative effect of accounting
 changes (SOP 03-1)                        --             --           (105)
                                     --------       --------       --------
BALANCE, DECEMBER 31                   $7,334         $7,101         $6,453
                                     --------       --------       --------

Estimated future net amortization expense of present value of future profits for the succeeding five years is as follows.

FOR THE YEAR ENDED DECEMBER 31,
--------------------------------------------------------------------------------
2007                                                                         $22
2008                                                                         $28
2009                                                                         $26
2010                                                                         $24
2011                                                                         $22

NOTE 7.  GOODWILL AND OTHER INTANGIBLE ASSETS

As of December 31, 2006 and December 31, 2005, the carrying amount of goodwill for the Company's Retail Products segment was $85 and for the Company's Individual Life segment was $101.

The Company's goodwill impairment test performed in accordance with SFAS No. 142 "Goodwill and Other Intangible Assets", resulted in no write-downs for the years ended December 31, 2006 and 2005.

For a discussion of present value of future profits that continue to be subject to amortization and aggregate amortization expense, see Note 6.

NOTE 8.  SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

The Company records the variable portion of individual variable annuities, 401(k), institutional, governmental, private placement life and variable life insurance products within separate account assets and liabilities, which are reported at fair value. Separate account assets are segregated from other investments. Investment income and gains and losses from those separate account assets, which accrue directly to, and whereby investment risk is borne by the policyholder, are offset by the related liability changes within the same line item in the statement of income. The fees earned for administrative and contract holder maintenance services performed for these separate accounts are included in fee income. During 2006, 2005, and 2004 there were no gains or losses on transfers of assets from the general account to the separate account.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal and income benefits. Guaranteed minimum death and income benefits are offered in various forms as described in the footnotes to the table below. The Company currently reinsures a significant portion of the death benefit guarantees associated with its in-force block of business. Changes in the gross guaranteed minimum death benefit ("GMDB") liability balance sold with annuity products are as follows:

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE AS OF JANUARY 1, 2006                               $ 158
Incurred                                                                130
Unlock                                                                  294
Paid                                                                   (106)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006                              $476
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB was $316 as of December 31, 2006.

                                                                    GMDB (1)
--------------------------------------------------------------------------------
LIABILITY BALANCE UPON ADOPTION -- AS OF JANUARY 1, 2005              $ 174
Incurred                                                                123
Paid                                                                   (139)
                                                                     ------
LIABILITY BALANCE AS OF DECEMBER 31, 2005                              $158
                                                                     ------

(1) The reinsurance recoverable asset related to the GMDB $40 as of December 31, 2005.

The net GMDB liability is established by estimating the expected value of net reinsurance costs and death benefits in excess of the projected account balance. The excess death benefits and net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments. The GMDB liabilities are recorded in Future Policy Benefits on the Company's balance sheet. Changes in the GMDB liability are recorded in Benefits, Claims and Claims Adjustment Expenses in the Company's statement of income. In a manner consistent with the Company's accounting policy for deferred acquisition costs, the Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised as described in Note 1, the Company unlocked its assumptions related to GMDB during the fourth quarter of 2006.

The determination of the GMDB liabilities and related GMDB reinsurance recoverable is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following assumptions were used to determine the GMDB liabilities as of December 31, 2006 and 2005:

- 1000 stochastically generated investment performance scenarios for all issue years

- For all issue years, the weighted average return is 8%; it varies by asset class with a low of 3% for cash and a high of 10% for aggressive equities.

- Discount rate of 7.5% for issue year 2002 & prior; discount rate of 7% for issue year 2003 & 2004 and discount rate of 5.6% for issue year 2005 and 2006.

- Volatilities also vary by asset class with a low of 1% for cash, a high of 12% for aggressive equities, and a weighted average of 11%.

- 100% of the Hartford experience mortality table was used for the mortality assumptions.

- Lapse rates by calendar year vary from a low of 8% to a high of 14%, with an average of 12%

The following table provides details concerning GMDB exposure:

 BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY GMDB TYPE AT DECEMBER 31, 2006

                                                                                         RETAINED NET        WEIGHTED AVERAGE
                                                         ACCOUNT       NET AMOUNT      AMOUNT                 ATTAINED AGE OF
MAXIMUM ANNIVERSARY VALUE (MAV) (1)                       VALUE          AT RISK            AT RISK              ANNUITANT
---------------------------------------------------------------------------------------------------------------------------------
MAV only                                                   $53,358        $3,664              $343                   65
With 5% rollup (2)                                           3,830           349                67                   63
With Earnings Protection Benefit Rider (EPB) (3)             5,576           471                77                   61
With 5% rollup & EPB                                         1,411           149                28                   63
Total MAV                                                   64,175         4,633               515
Asset Protection Benefit (APB) (4)                          36,710            61                32                   62
Lifetime Income Benefit (LIB) (5)                            4,045             9                 9                   61
Reset (6) (5-7 years)                                        6,862           243               243                   65
Return of Premium (7)/Other                                 10,015            28                25                   54
                                                 TOTAL    $121,807        $4,974              $824
                                                        ----------       -------             -----

(1) MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

(2) Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.

(3) EPB: The death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract's growth. The contract's growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

(4) APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

(5) LIB: The death benefit is the greatest of the current account value, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

(6) Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

(7) Return of premium: the death benefit is the greater of current account value and net premiums paid.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. The GMWB provides the policyholder with a guaranteed remaining balance ("GRB") if the account value is reduced to zero through a combination of market declines and withdrawals. The GRB is generally equal to premiums less withdrawals. However, annual withdrawals that exceed a specific percentage of the premiums paid may reduce the GRB by an amount greater than the withdrawals and may also impact the guaranteed annual withdrawal amount that subsequently applies after the excess annual withdrawals occur. For certain of the withdrawal benefit features, the policyholder also has the option, after a specified time period, to reset the GRB to the then-current account value, if greater. In addition, the Company has introduced features, for contracts issued beginning in the fourth quarter of 2005, that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive. In this feature, in all cases the contract holder or their beneficiary will receive the GRB and the GRB is reset on an annual basis to the maximum anniversary account value subject to a cap.

Effective August 31, 2005, HLAI, a subsidiary of the Company, entered into a reinsurance agreement with HLIKK, a related party and subsidiary of Hartford Life, Inc. Through the reinsurance agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders on its variable annuity business. Effective July 31, 2006, the portion of this reinsurance related to riders issued prior to April 1, 2005 was recaptured by HLIKK. (See Footnote 17 for additional disclosure concerning the recapture.)

The GMWB represents an embedded derivative in the variable annuity contracts that is required to be reported separately from the host variable annuity contract. The GMIB reinsurance represents a free-standing derivative. It is carried at fair value and reported in other policyholder funds. The fair value of the GMWB and GMIB obligations are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. Because of the dynamic and complex nature of these cash flows, best estimate assumptions and stochastic techniques under a variety of market return scenarios are used. Estimating these cash flows involves numerous estimates and subjective judgments including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates. At each valuation date, the Company assumes expected returns based on risk-free rates as represented by the current LIBOR forward curve rates; market volatility assumptions for each underlying index based on a blend of observed market "implied volatility" data and annualized standard deviations of monthly returns using the most recent 20 years of observed market performance; correlations of market returns across underlying indices based on actual observed market returns and relationships over the ten years preceding the valuation date; and current risk-free spot rates as represented by the current LIBOR spot curve to determine the present value of expected future cash flows produced in the stochastic projection process. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions. In addition, management regularly evaluates the valuation model, incorporating emerging valuation techniques where appropriate, including drawing on the expertise of market participants and valuation experts.

As of December 31, 2006 and December 31, 2005, the embedded derivative asset recorded for GMWB, before reinsurance or hedging, was $53 and $8, respectively. During 2006, 2005 and 2004, the increase (decrease) in value of the GMWB, before reinsurance and hedging, reported in realized gains was $121, $(64) and $54, respectively. There were no payments made for the GMWB during 2006, 2005 or 2004.

Prior to September 2005, the risk of loss associated with GMWB was 100% reinsured to both external and related parties. During September 2005, the Company recaptured the reinsurance agreement with the related party. As of December 31, 2006 $37.3 billion, or 77% of account value representing substantially all of the contracts written after July 2003, with the GMWB feature, were unreinsured. In order to minimize the volatility associated with the unreinsured GMWB liabilities, the Company has established an alternative risk management strategy. As part of the recapture, the Company received derivative instruments used to hedge its unreinsured GMWB exposure including interest rate futures, Standard and Poor's ("S&P") 500 and NASDAQ index options and futures contracts and Europe, Australasia and Far East ("EAFE") Index swaps to hedge GMWB exposure to international equity markets. The GRB as of December 31, 2005 and 2005 was $37.8 billion and $31.8 billion, respectively

A contract is "in the money" if the contract holder's GRB is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006, was $8. However, the only ways the contract holder can monetize the excess of the GRB over the account value of the contract is upon death or if their account value is reduced to zero through a combination of a series of withdrawals that do not exceed a specific percentage of the premiums paid per year and market declines. If the account value is reduced to zero, the contract holder will receive a period certain annuity equal to the remaining GRB. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more or less than $8.

Account balances of contracts with guarantees were invested in variable separate accounts as follows:

                                                                   AS OF
                                                               DECEMBER 31,
ASSET TYPE                                                         2006
--------------------------------------------------------------------------------
Equity securities                                                  $104,687
Cash and cash equivalents                                             8,931
                                                                -----------
                                                    TOTAL          $113,618
                                                                -----------

As of December 31, 2006, approximately 12% of the equity securities above were invested in fixed income securities through these funds and approximately 88% were invested in equity securities.

NOTE 9. SALES INDUCEMENTS

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual and group annuity products. The expense associated with offering certain of these bonuses is deferred and amortized over the life of the related contract in a pattern consistent with the amortization of deferred policy acquisition costs. Amortization expense associated with expenses previously deferred is recorded over the remaining life of the contract. Consistent with the Company's DAC unlock, the Company unlocked the amortization of the sales inducement asset. See Note 1, for more information concerning the DAC unlock.

Changes in deferred sales inducement activity were as follows for the years ended December 31,:

                                                         2006         2005
--------------------------------------------------------------------------------
Balance, beginning of period                              $355         $309
Sales inducements deferred                                  80           85
DAC Unlock                                                   4           --
Amortization charged to income                             (49  )       (39  )
                                                        ------  ---  ------
                                BALANCE, END OF PERIOD    $390         $355
                                                        ------       ------

NOTE 10. RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

As described in Note 1, the Company establishes reserves for losses and loss adjustment expenses on reported and unreported claims. These reserve estimates are based on known facts and interpretations of circumstances, and consideration of various internal factors including the Company's experience with similar cases, historical trends involving claim payment patterns, loss payments, pending levels of unpaid claims, loss control programs and product mix. In addition, the reserve estimates are influenced by consideration of various external factors including court decisions, economic conditions and public attitudes. The effects of inflation are implicitly considered in the reserving process.

The establishment of appropriate reserves, including reserves for catastrophes and asbestos and environmental claims, is inherently uncertain. The Company regularly updates its reserve estimates as new information becomes available and events unfold that may have an impact on unsettled claims. Changes in prior year reserve estimates, which may be material, are reflected in the results of operations in the period such changes are determined to be necessary.

The liability for future policy benefits and unpaid losses and loss adjustment expenses by segment/product is as follows:

                                                                2006      2005
--------------------------------------------------------------------------------
RETAIL
 Individual annuity -- variable                                   $474      $157
 Individual annuity -- fixed                                       371       575
 Other                                                              --        --
                                                              --------  --------
                                                TOTAL RETAIL       845       732
                                                              --------  --------
RETIREMENT PLANS
 401(k)                                                             67        56
 Governmental                                                      290       310
                                                              --------  --------
                                      TOTAL RETIREMENT PLANS       357       366
                                                              --------  --------
INSTITUTIONAL
 Structured settlements                                          3,230     2,839
 Institutional annuities                                         2,158     2,003
 SPIA                                                              206        --
 PPLI                                                              117        --
                                                              --------  --------
                                         TOTAL INSTITUTIONAL     5,711        --
                                                              --------  --------
INDIVIDUAL LIFE
 Variable universal life                                            16        15
 Universal life/other interest sensitive                            70        63
 Term insurance and other                                          489       458
                                                              --------  --------
Total Individual Life                                              575       536
                                                              --------  --------
Other                                                              721       810
                                                              --------  --------
                                                       TOTAL    $8,209    $7,406
                                                              --------  --------

The liability for other policyholder funds and benefits payable by segment/product is as follows:

                                                              2006       2005
--------------------------------------------------------------------------------
LIFE
RETAIL
 Individual annuity -- variable                                $5,675     $7,030
 Individual annuity -- fixed                                    9,326      9,260
 Other                                                              7          9
                                                            ---------  ---------
                                              TOTAL RETAIL     15,008     16,299
                                                            ---------  ---------
RETIREMENT PLANS
 401(k)                                                         1,257      1,181
 Governmental                                                   4,287      4,013
                                                            ---------  ---------
                                    TOTAL RETIREMENT PLANS      5,544      5,194
                                                            ---------  ---------

                                                              2006       2005
--------------------------------------------------------------------------------
INSTITUTIONAL
 Structured settlements                                         1,968      1,727
 Stable value/Funding agreements                                6,169      4,142
 GICs                                                           2,875      3,117
 SPIA                                                             141         --
 PPLI                                                             235        231
 Institutional annuities                                           13         11
                                                            ---------  ---------
                                       TOTAL INSTITUTIONAL     11,401      9,228
                                                            ---------  ---------
INDIVIDUAL LIFE
 Variable universal life                                          515        474
 Universal life/other interest sensitive                        4,117      3,793
 Other                                                            214        215
                                                            ---------  ---------
                                     TOTAL INDIVIDUAL LIFE      4,846      4,482
                                                            ---------  ---------
Other                                                           3,392      3,196
                                                            ---------  ---------
                                                TOTAL LIFE    $40,191    $38,399
                                                            ---------  ---------

NOTE 11. COMMITMENTS AND CONTINGENCIES

LITIGATION

The Hartford is involved in claims litigation arising in the ordinary course of business, both as a liability insurer defending or providing indemnity for third-party claims brought against insureds and as an insurer defending coverage claims brought against it. The Hartford accounts for such activity through the establishment of unpaid loss and loss adjustment expense reserves. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of The Hartford.

The Hartford is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. These actions include, among others, putative state and federal class actions seeking certification of a state or national class. Such putative class actions have alleged, for example, improper sales practices in connection with the sale of life insurance and other investment products; and improper fee arrangements in connection with mutual funds and structured settlements. The Hartford also is involved in individual actions in which punitive damages are sought, such as claims alleging bad faith in the handling of insurance claims. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

BROKER COMPENSATION LITIGATION -- On October 14, 2004, the New York Attorney General's Office filed a civil complaint (the "NYAG Complaint") against Marsh Inc. and Marsh & McLennan Companies, Inc. (collectively, "Marsh") alleging, among other things, that certain insurance companies, including The Hartford, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Hartford was not joined as a defendant in the action, which has since settled. Since the filing of the NYAG Complaint, several private actions have been filed against the Company asserting claims arising from the allegations of the NYAG Complaint.

The Hartford is also a defendant in a multidistrict litigation in federal district court in New Jersey. There are two consolidated amended complaints filed in the multidistrict litigation, one related to alleged conduct in connection with the sale of property-casualty insurance and the other related to alleged conduct in connection with the sale of group benefits products. The Company and various of its subsidiaries are named in both complaints. The actions assert, on behalf of a class of persons who purchased insurance through the broker defendants, claims under the Sherman Act, the Racketeer Influenced and Corrupt Organizations Act ("RICO"), state law, and in the case of the group benefits complaint, claims under ERISA arising from conduct similar to that alleged in the NYAG Complaint. The class period alleged is 1994 through the date of class certification, which has not yet occurred. The complaints seek treble damages, injunctive and declaratory relief, and attorneys' fees. On October 3, 2006, the court denied in part the defendants' motions to dismiss the two consolidated amended complaints but found the complaints deficient in other respects and ordered the plaintiffs to file supplemental pleadings. The plaintiffs' motions for class certification are pending. The Company also has been named in two similar actions filed in state courts, which the defendants have removed to federal court. Those actions currently are transferred to the court presiding over the multidistrict litigation. The Company disputes the allegations in all of these actions and intends to defend the actions vigorously. In addition, the Company was joined as a defendant in an action by the California Commissioner of Insurance alleging similar conduct by various insurers in connection with the sale of group benefits products. The Commissioner's action asserted claims under California insurance law and sought injunctive relief only. The Company has settled the Commissioner's action.

Additional complaints may be filed against the Company in various courts alleging claims under federal or state law arising from the conduct alleged in the NYAG Complaint. The Company's ultimate liability, if any, in the pending and possible future suits is highly uncertain and subject to contingencies that are not yet known, such as how many suits will be filed, in which courts they will be lodged, what claims they will assert, what the outcome of investigations by the New York Attorney General's Office and other regulatory agencies will be, the success of defenses that the Company may assert, and the amount of recoverable damages if liability is established. In the opinion of management, it is possible that an adverse outcome in one or more of these suits could have a material adverse effect on the Company's consolidated results of operations or cash flows in particular quarterly or annual periods.

REGULATORY DEVELOPMENTS

In June 2004, the Company received a subpoena from the New York Attorney General's Office in connection with its inquiry into compensation arrangements between brokers and carriers. In mid-September 2004 and subsequently, the Company has received additional subpoenas from the New York Attorney General's Office, which relate more specifically to possible anti-competitive activity among brokers and insurers. Since the beginning of October 2004, the Company has received subpoenas or other information requests from Attorneys General and regulatory agencies in more than a dozen jurisdictions regarding broker compensation and possible anti-competitive activity. The Company may receive additional subpoenas and other information requests from Attorneys General or other regulatory agencies regarding similar issues. In addition, the Company has received a request for information from the New York Attorney General's Office concerning the Company's compensation arrangements in connection with the administration of workers compensation plans. The Company intends to continue cooperating fully with these investigations, and is conducting an internal review, with the assistance of outside counsel, regarding broker compensation issues in its Property & Casualty and Group Benefits operations.

On October 14, 2004, the New York Attorney General's Office filed a civil complaint against Marsh & McLennan Companies, Inc., and Marsh, Inc. (collectively, "Marsh"). The complaint alleges, among other things, that certain insurance companies, including the Company, participated with Marsh in arrangements to submit inflated bids for business insurance and paid contingent commissions to ensure that Marsh would direct business to them. The Company was not joined as a defendant in the action, which has since settled. Although no regulatory action has been initiated against the Company in connection with the allegations described in the civil complaint, it is possible that the New York Attorney General's Office or one or more other regulatory agencies may pursue action against the Company or one or more of its employees in the future. The potential timing of any such action is difficult to predict. If such an action is brought, it could have a material adverse effect on the Company.

On October 29, 2004, the New York Attorney General's Office informed the Company that the Attorney General is conducting an investigation with respect to the timing of the previously disclosed sale by Thomas Marra, a director and executive officer of the Company, of 217,074 shares of the Company's common stock on September 21, 2004. The sale occurred shortly after the issuance of two additional subpoenas dated September 17, 2004 by the New York Attorney General's Office. The Company has engaged outside counsel to review the circumstances related to the transaction and is fully cooperating with the New York Attorney General's Office. On the basis of the review, the Company has determined that Mr. Marra complied with the Company's applicable internal trading procedures and has found no indication that Mr. Marra was aware of the additional subpoenas at the time of the sale.

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual funds companies. These regulatory inquiries have focused on a number of mutual fund issues, including market timing and late trading, revenue sharing and directed brokerage, fees, transfer agents and other fund service providers, and other mutual-fund related issues. The Company has received requests for information and subpoenas from the SEC, subpoenas from the New York Attorney General's Office, a subpoena from the Connecticut Attorney General's Office, requests for information from the Connecticut Securities and Investments Division of the Department of Banking, and requests for information from the New York Department of Insurance, in each case requesting documentation and other information regarding various mutual fund regulatory issues. The Company continues to cooperate fully with these regulators in these matters.

The Hartford has received subpoenas from the New York Attorney General's Office and the Connecticut Attorney General's Office requesting information relating to The Hartford's group annuity products, including single premium group annuities used in terminal and maturity funding programs. These subpoenas seek information about how various group annuity products are sold, how The Hartford selects mutual funds offered as investment options in certain group annuity products, and how brokers selling The Hartford's group annuity products are compensated. The Hartford continues to cooperate fully with these regulators in these matters.

On May 10, 2006, The Hartford entered into an agreement (the "Agreement") with the New York Attorney General's Office and the Connecticut Attorney General's Office to resolve the outstanding investigations by these parties regarding The Hartford's use of expense reimbursement agreements in its terminal and maturity funding group annuity line of business. Under the terms of the Agreement, The Hartford paid $20, of which $16.1 was paid to certain plan sponsors that purchased terminal or maturity funding annuities between January 1, 1998 and December 31, 2004, with the balance of $3.9 divided equally between the states of New York and Connecticut. Also pursuant to the terms of the Agreement, The Hartford accepted a three-year prohibition on the use of contingent compensation in its terminal and maturity funding group annuity line of business. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

On November 8, 2006, the SEC issued an Order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolved the SEC's Division of Enforcement's investigation of aspects of The Hartford's variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford has paid $55 to mutual funds that participated in The Hartford program for directed brokerage in recognition of mutual fund sales, $40 of which represents disgorgement and $15 of which represents civil penalties. The costs associated with the settlement had already been accounted for in reserves previously established by The Hartford.

The SEC's Division of Enforcement and the New York Attorney General's office are investigating the Hartford's variable annuity and mutual fund operations related to market timing. The Hartford continues to cooperate fully with the SEC and New York Attorney General's Office in these matters. The Hartford's mutual funds are available for purchase by the separate accounts of different variable universal life insurance policies, variable annuity products, and funding agreements, and they are offered directly to certain qualified retirement plans. Although existing products contain transfer restrictions between subaccounts, some products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as a result of the settlement of litigation against the Hartford with respect to certain owners of older variable annuity contracts, the Hartford's ability to restrict transfers by these owners has, until recently, been limited. The Hartford has executed an agreement with the parties to the previously settled litigation which, together with separate agreements between these contract owners and their broker, has resulted in the exchange or surrender of all of the variable annuity contracts that were the subject of the previously settled litigation.

To date, the SEC's and New York Attorney General's market timing investigations have not resulted in the initiation of any formal action against The Hartford by these regulators. However, The Hartford believes that the SEC and the New York Attorney General's Office are likely to take some action against The Hartford at the conclusion of the respective investigations. The Hartford is engaged in discussions with the SEC and the New York Attorney General's Office regarding the potential resolution of these matters. The potential timing of any resolution of any of these matters or the initiation of any formal action by any of these regulators is difficult to predict. After giving effect to the settlement of the SEC's directed brokerage investigation, as of December 31, 2006, Hartford Life had a reserve of $83, after-tax, none of which was attributed to the Company, for the market timing matters. Hartford Life's reserve is an estimate; in view of the uncertainties regarding the outcome of these regulatory investigations, it is possible that the ultimate cost to Hartford Life of these matters could exceed the reserve by an amount that would have a material adverse effect on Hartford Life's consolidated results of operations or cash flows in a particular quarterly or annual period. It is reasonably possible that the Company may ultimately be liable for all or a portion of the ultimate cost to Hartford Life from these matters. However, the ultimate liability of the Company is not reasonably estimable at this time.

On June 23, 2005, the Company received a subpoena from the New York Attorney General's Office requesting information relating to purchases of the Company's variable annuity products, or exchanges of other products for the Company's variable annuity products, by New York residents who were 65 or older at the time of the purchase or exchange. On August 25, 2005, the Company received an additional subpoena from the New York Attorney General's Office requesting information relating to purchases of or exchanges into the Company's variable annuity products by New York residents during the past five years where the purchase or exchange was funded using funds from a tax-qualified plan or where the variable annuity purchased or exchanged for was a sub-account of a tax-qualified plan or was subsequently put into a tax-qualified plan. The Company is cooperating fully with the New York Attorney General's Office in these matters.

On July 14, 2005, The Hartford received an additional subpoena from the Connecticut Attorney General's Office concerning The Hartford's structured settlement business. This subpoena requests information about The Hartford's sale of annuity products for structured settlements, and about the ways in which brokers are compensated in connection with the sale of these products. The Hartford is cooperating fully with the Connecticut Attorney General's Office in these matters.

LEASES

The rent paid to Hartford Fire for operating leases entered into by the Company was $35, $35, and $36 for the years ended December 31, 2006, 2005 and 2004, respectively. Included in Hartford Fire's operating leases are the principal executive offices of Hartford Life Insurance Company, together with its parent, which are located in Simsbury, Connecticut. Rental expense for the facility located in Simsbury, Connecticut, which lease expires on December 31, 2009, amounted to approximately $27, $27 and $15 for the years ended December 31, 2006, 2005 and 2004, respectively.

Future minimum rental commitments on all operating leases are as follows:

2007                                                                         $32
2008                                                                          28
2009                                                                          24
2010                                                                          21
2011                                                                           4
Thereafter                                                                     4
                                                                          ------
                                                                   TOTAL    $113
                                                                          ------

TAX MATTERS

The Company's federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The IRS began its audit of the 2002-2003 tax years in 2005 and is in the examination phase. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from future tax examinations and other tax-related matters for all open tax years. During 2004, the IRS completed its examination of the 1998-2001 tax years, and the IRS and the Company agreed upon all adjustments. As a result, during 2004 the Company booked a $191 tax benefit to reflect the impact of the audit settlement on tax years covered by the examination as well as all other tax years prior to 2004. The benefit relates primarily to the separate account DRD and interest.

The separate account DRD is estimated for the current year using information from the most recent year-end, adjusted for current year equity market performance. The estimated DRD is generally updated in the third quarter for the provision-to-filed-return adjustments, and in the fourth quarter based on known actual mutual fund distributions and fee income from The Hartford's variable insurance products. The actual current year DRD can vary from the estimates based on, but not limited to, changes in eligible dividends received by the mutual funds, amounts of distributions from these mutual funds, appropriate levels of taxable income as well as the utilization of capital loss carry forwards at the mutual fund level.

The Company receives a foreign tax credit ("FTC") against its U.S. tax liability for foreign taxes paid by the Company including payments from its separate account assets. The separate account FTC is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of separate account investments to the international equity markets during the current year. The actual current year FTC can vary from the estimates due to the actual FTC's passed through by the mutual funds.

UNFUNDED COMMITMENTS

At December 31, 2006, the Company has outstanding commitments totaling $798, of which $540 is committed to fund limited partnership investments. These capital commitments can be called by the partnership during the commitment period (on average two to five years) to fund the purchase of new investments and partnership expenses. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so. The remaining outstanding commitments are primarily related to various funding obligations associated with investments in mortgage and construction loans. These have a commitment period of one month to three years.

GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

The Company accounts for guaranty fund and other insurance assessments in accordance with Statement of

Position No. 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". Liabilities for guaranty fund and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2006 and 2005, the liability balance was $4 and $15, respectively. As of December 31, 2006 and 2005, $13 and $13, respectively, related to premium tax offsets were included in other assets.

NOTE 12. INCOME TAX

The Company is included in The Hartford's consolidated Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, generally will be determined as though the Company were filing a separate Federal income tax return with current credit for net losses to the extent the losses provide a benefit in the consolidated return.

Income tax expense (benefit) is as follows:

                                           FOR THE YEARS ENDED DECEMBER 31,
                                        2006         2005             2004
--------------------------------------------------------------------------------
Current                                  $115          $71             $(34)
Deferred                                  (12)         136               63
                                       ------       ------            -----
                   INCOME TAX EXPENSE    $103         $207              $29
                                       ------       ------            -----

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

                                                 FOR THE YEARS ENDED
                                                     DECEMBER 31,
                                            2006         2005         2004
--------------------------------------------------------------------------------
Tax provision at the U.S. federal
 statutory rate                              $292         $391         $354
Dividends received deduction                 (174)        (184)        (132)
IRS audit settlement                           --           --         (191)
Foreign related investments                   (10)          (2)          (2)
Other                                          (5)           2           --
                                           ------       ------       ------
                                    TOTAL    $103         $207          $29
                                           ------       ------       ------

Deferred tax assets (liabilities) include the following as of December 31:

                                                    2006            2005
--------------------------------------------------------------------------------
DEFERRED TAX ASSETS
Tax basis deferred policy acquisition costs and
 reserves                                              $568            $581
Investment-related items and other                      179              --
NOL carryover                                            --              13
Minimum tax credit                                      217             191
Foreign tax credit carryovers                             7              31
Other                                                    --              30
                       TOTAL DEFERRED TAX ASSETS        971             846
                                                  ---------       ---------
DEFERRED TAX LIABILITIES
Financial statement deferred policy acquisition
 costs and reserves                                  (1,252)           (977)
Net unrealized gains on equity securities              (169)           (291)
Employee benefits                                       (39)            (15)
Investment related items and other                       --             (79)
Other                                                    (2)             --
                                                  ---------       ---------
                  TOTAL DEFERRED TAX LIABILITIES     (1,462)         (1,362)
                                                  ---------       ---------
            TOTAL DEFERRED TAX ASSET/(LIABILITY)      $(491)          $(516)
                                                  ---------       ---------

The Company had current federal income tax (payable) receivable of $(78) and $199 as of December 31, 2006 and 2005, respectively.

In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes. Accordingly, no valuation allowance has been recorded.

Prior to the Tax Reform Act of 1984, the Life Insurance Company Income Tax Act of 1959 permitted the deferral from taxation of a portion of statutory income under certain circumstances. In these situations, the deferred income was accumulated in a "Policyholders' Surplus Account" and would be taxable only under conditions which management considered to be remote; therefore, no federal income taxes have been provided on the balance in this account, which for tax return purposes was $88 as of December 31, 2005. The American Jobs Creation Act of 2004, which was enacted in October 2004, allows distributions to be made from the Policyholders' Surplus Account free of tax in 2005 and 2006. The Company distributed the entire balance in 2006 thereby permanently eliminating the potential tax of $31.

NOTE 13. DEBT

CONSUMER NOTES

On September 8, 2006, Hartford Life Insurance Company filed a shelf registration statement with the SEC (Registration Statement No. 333-137215), effective immediately, for the offering and sale of Hartford Life Income NotesSM and Hartford Life medium-term notes (collectively called "Consumer Notes"). There are no limitations on the ability to issue additional indebtedness in the form of Hartford Life Income NotesSM and Hartford Life medium-term notes.

Institutional Solutions Group began issuing Consumer Notes through its Retail Investor Notes Program in September 2006. A Consumer Note is an investment product distributed through broker-dealers directly to retail investors as medium-term, publicly traded fixed or floating rate, or a combination of fixed and floating rate, notes. In addition, discount notes, amortizing notes and indexed notes may also be offered and issued. Consumer Notes are part of the Company's spread-based business and proceeds are used to purchase investment products, primarily fixed rate bonds. Proceeds are not used for general operating purposes. Consumer Notes are offered weekly with maturities up to 30 years and varying interest rates and may include a call provision. Certain Consumer Notes may be redeemed by the holder in the event of death. Redemptions are subject to certain limitations, including calendar year aggregate and individual limits equal to the greater of $1 or 1% of the aggregate principal amount of the notes and $250 thousand per individual, respectively. Derivative instruments will be utilized to hedge the Company's exposure to interest rate risk in accordance with Company policy.

As of December 31, 2006, $258 of Consumer Notes had been issued. These notes have interest rates ranging from 5.0% to 6.0% for fixed notes and consumer price index plus 175 basis points to 225 basis points for variable notes. The aggregate maturities of Consumer Notes are as follows: $230 in 2008, $10 in 2009, $18 in 2011. For the year ended December 31, 2006 interest credited to holders of Consumer Notes was $2.

NOTE 14. STATUTORY RESULTS

                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                              2006          2005          2004
--------------------------------------------------------------------------------
Statutory net income                            $419          $185          $536
                                             -------       -------       -------
Statutory capital and surplus                 $3,275        $3,034        $3,191
                                             -------       -------       -------

A significant percentage of the consolidated statutory surplus is permanently reinvested or is subject to various state regulatory restrictions which limit the payment of dividends without prior approval. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. Under these laws, the insurance subsidiaries may only make their dividend payments out of unassigned surplus. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer's policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting policies. In addition, if any dividend of a Connecticut-domiciled insurer exceeds the insurer's earned surplus, it requires the prior approval of the Connecticut Insurance Commissioner. The insurance holding company laws of the other jurisdictions in which The Hartford's insurance subsidiaries are incorporated (or deemed commercially domiciled) generally contain similar (although in certain instances somewhat more restrictive) limitations on the payment of dividends. As of December 31, 2006, the maximum amount of statutory dividends which may be paid by the Company in 2007, without prior approval, is $549.

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in accordance with accounting practices prescribed by the applicable insurance department. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules.

NOTE 15. PENSION PLANS, POSTRETIREMENT, HEALTH CARE AND LIFE INSURANCE BENEFIT AND SAVINGS PLANS

PENSION PLANS

The Company's employees are included in The Hartford's non-contributory defined benefit pension and postretirement health care and life insurance benefit plans. Defined benefit pension expense, postretirement health care and life insurance benefits expense allocated by The Hartford to the Company, was $22, $21 and $20 in 2006, 2005 and 2004, respectively.

INVESTMENT AND SAVINGS PLAN

Substantially all the Company's U.S. employees are eligible to participate in The Hartford's Investment and Savings Plan. The cost to the Company for this plan was approximately $9, $8 and $8 for the years ended December 31, 2006, 2005 and 2004, respectively.

NOTE 16. STOCK COMPENSATION PLANS

Hartford Life's employees are included in The Hartford 2005 Incentive Stock Plan and The Hartford Employee Stock Purchase Plan.

The Hartford has two primary stock-based compensation plans which are described below. Shares issued in satisfaction of stock-based compensation may be made available from authorized but unissued shares, shares held by The Hartford in treasury or from shares purchased in the open market. The Hartford typically issues new shares in satisfaction of stock-based compensation. Hartford Life was allocated compensation expense of $30 million, $24 million and $16 million for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life's income tax benefit recognized for stock-based compensation plans was $11, $8 and $6 for the years ended December 31, 2006, 2005 and 2004, respectively. Hartford Life did not capitalize any cost of stock-based compensation.

STOCK PLAN

In 2005, the shareholders of The Hartford approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"), which superseded and replaced The Hartford Incentive Stock Plan and The Hartford Restricted Stock Plan for Non-employee Directors. The terms of the 2005 Stock Plan are substantially similar to the terms of these superseded plans.

The 2005 Stock Plan provides for awards to be granted in the form of non-qualified or incentive stock options qualifying under Section 422 of the Internal Revenue Code, stock appreciation rights, restricted stock units, restricted stock, performance shares, or any combination of the foregoing.

The fair values of awards granted under the 2005 Stock Plan are measured as of the grant date and expensed ratably over the awards' vesting periods, generally three years. For stock option awards granted or modified in 2006 and later, the Company began expensing awards to retirement-eligible employees hired before January 1, 2002 immediately or over a period shorter than the stated vesting period because the employees receive accelerated vesting upon retirement and therefore the vesting period is considered non-substantive. For the year ended December 31, 2005, the Company would have recognized an immaterial increase in net income if it had been accelerating expense for all awards to retirement-eligible employees entitled to accelerated vesting. All awards provide for accelerated vesting upon a change in control of The Hartford as defined in the 2005 Stock Plan.

STOCK OPTION AWARDS

Under the 2005 Stock Plan, all options granted have an exercise price equal to the market price of The Hartford's common stock on the date of grant, and an option's maximum term is ten years. Certain options become exercisable over a three year period commencing one year from the date of grant, while certain other options become exercisable at the later of the three years from the date of grant or upon the attainment of specified market appreciation of The Hartford's common shares. For any year, no individual employee may receive an award of options for more than 1,000,000 shares. As of December 31, 2006, The Hartford had not issued any incentive stock options under any plans.

For all options granted or modified on or after January 1, 2004, The Hartford uses a hybrid lattice/Monte-Carlo based option valuation model (the "valuation model") that incorporates the possibility of early exercise of options into the valuation. The valuation model also incorporates The Hartford's historical termination and exercise experience to determine the option value. For these reasons, the Hartford believes the valuation model provides a fair value that is more representative of actual experience than the value calculated under the Black-Scholes model.

SHARE AWARDS

Share awards are valued equal to the market price of The Hartford's common stock on the date of grant, less a discount for those awards that do not provide for dividends during the vesting period. Share awards granted under the 2005 Plan and outstanding include restricted stock units, restricted stock and performance shares. Generally, restricted stock units vest after three years and restricted stock vests in three to five years. Performance shares become payable within a range of 0% to 200% of the number of shares initially granted based upon the attainment of specific performance goals achieved over a specified period, generally three years. The maximum award of restricted stock units, restricted stock or performance shares for any individual employee in any year is 200,000 shares or units.

EMPLOYEE STOCK PURCHASE PLAN

In 1996, The Hartford established The Hartford Employee Stock Purchase Plan ("ESPP"). Under this plan, eligible employees of The Hartford may purchase common stock of The Hartford at a 15% discount from the lower of the closing market price at the beginning or end of the quarterly offering period. Employees purchase a variable number of shares of stock through payroll deductions elected as of the beginning of the quarter. The fair value is estimated based on the 15% discount off of the beginning stock price plus the value of three-month European call and put options on shares of stock at the beginning stock price calculated using the Black-Scholes model.

NOTE 17. TRANSACTIONS WITH AFFILIATES

Transactions of the Company with Hartford Fire Insurance Company, Hartford Holdings and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. As of December 31, 2006 and 2005, the Company had $1.5 billion and $1.3 billion, respectively, of reserves for claim annuities purchased by affiliated entities. For the year ended December 31, 2006, 2005, and 2004, the Company recorded earned premiums of $69, $89, and $76 for these intercompany claim annuities. Substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated to the Company using specific identification, and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

Effective July 7, 2003, the Company and its subsidiary, Hartford Life and Annuity Insurance Company ("HLAI") entered into an indemnity reinsurance arrangement with Hartford Life and Accident Company ("HLA"). Through this arrangement, both the Company and HLAI automatically ceded 100% of the GMWB's incurred on variable annuity contracts issued between July 7, 2003 through September 2005 that were otherwise not reinsured. The Company and HLAI, in total, ceded approximately $120 of premiums to HLA during this period. During September 2005, the Company and HLAI recaptured this indemnity reinsurance arrangement from HLA. The Company and HLAI, combined, paid cash of $63, received hedging assets with a fair value of $182 and extinguished a reinsurance recoverable liability of $36, resulting in a capital contribution of $117.

During the third quarter of 2004, Hartford Life introduced fixed MVA annuity products to provide a diversified product portfolio to customers in Japan. The yen based MVA product is written by HLIKK, a wholly owned Japanese subsidiary of Hartford Life and subsequently reinsured to the Company. As of December 31, 2006, $1.7 billion of the account value had been assumed by the Company.

Effective August 31, 2005, HLAI entered into a reinsurance agreement with HLIKK (the "Reinsurance Agreement"). Through the Reinsurance Agreement, HLIKK agreed to cede and HLAI agreed to reinsure 100% of the risks associated with the in-force and prospective GMIB riders issued by HLIKK on its variable annuity business. In connection with accepting the GMIB risk for the in-force riders, on the effective date HLAI received fees collected since inception by HLIKK related to the in-force riders of $25.

Effective July 31, 2006, the Reinsurance Agreement was modified to include the guaranteed minimum death benefits ("GMDB") on covered contracts that have an associated GMIB rider. The modified reinsurance agreement applies to all contracts, GMIB riders and GMDB riders in-force and issued as of July 31, 2006 and prospectively, except for policies and GMIB riders issued prior to April 1, 2005, which were recaptured. Additionally, a tiered reinsurance premium structure was implemented. On the date of the recapture, HLAI forgave the reinsurance derivative asset of $110 and paid HLIKK $38. The net result of the recapture was recorded as a dividend of $93, after-tax. GMIB riders issued by HLIKK subsequent to April 1, 2005 continue to be reinsured by HLAI.

While the form of the Reinsurance Agreement between HLAI and HLIKK for GMIB business is reinsurance, in substance and for accounting purposes the agreement is a free standing derivative. As such, the Reinsurance Agreement for GMIB business is recorded at fair value on the Company's balance sheet, with prospective changes in fair value recorded in earnings. The methodology for calculating the value of the reinsurance derivative is consistent with the methodology used by the Company in valuing the guaranteed minimum withdrawal benefit rider sold with U.S. variable annuities. The calculation uses risk neutral Japanese capital market assumptions and includes estimates for dynamic policyholder behavior. The resulting reinsurance derivative value in Japanese Yen is converted to U.S. dollars at the spot rate. Should actual policyholder behavior or capital markets experience emerge differently from these estimates, the resulting impact on the value of the reinsurance derivative could be material to the results of operations.

The initial fair value of the derivative associated with new business will be recorded as an in substance capital contribution or distribution between these related parties. As of December 31, 2006 and 2005, the fair value of the reinsurance derivative was an asset of $119 and $72, respectively. During the year ended December 31, 2006, the Company recorded a net capital contribution of $74 (including the net result of the recapture) and a pre-tax realized loss of $53, representing the change in fair value of the reinsurance derivative. (Included in the 2006 pre-tax loss amounts was a net $60 of losses related to changes in policyholder behavior assumptions and modeling refinements made by the Company during the year ended December 31, 2006.) During the year ended December 31, 2005, the Company recorded a net capital contribution of $2 and a pre-tax realized gain of $113, representing the change in fair value of the reinsurance derivative.

The contracts underlying the GMIB reinsurance contract are "in the money" if the contract holder's guaranteed remaining balance ("GRB") is greater than the account value. For contracts that were "in the money" the Company's exposure, as of December 31, 2006 and 2005, was $0 and $1, respectively. However, the only way the contract holder can monetize the excess of the GRB over the account value of the contract is upon annuitization and the amount to be paid by the Company will be in the form of a lump sum, or alternatively, over the annuity period. As the amount of the excess of the GRB over the account value can fluctuate with equity market returns on a daily basis, the ultimate amount to be paid by the Company, if any, is uncertain and could be significantly more than $0.

The Reinsurance Agreement for GMDB business is accounted for under SOP 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". As of December 31, 2006 the liability for the assumed reinsurance of the GMDB and the net amount at risk was immaterial.

The Company has issued a guarantee to retirees and vested terminated employees (Retirees) of The Hartford Retirement Plan for U.S. Employees (the Plan) who retired or terminated prior to January 1, 2004. The Plan is sponsored by The Hartford. The guarantee is an irrevocable commitment to pay all accrued benefits which the Retiree or the Retiree's designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. The Company believes that the likelihood that payments will be required under this guarantee is remote.

NOTE 18. QUARTERLY RESULTS FOR 2006 AND 2005 (UNAUDITED)

                                                                      THREE MONTHS ENDED
                                 MARCH 31,                   JUNE 30,                  SEPTEMBER 30,               DECEMBER 31,
                            2006          2005          2006          2005          2006          2005          2006          2005
------------------------------------------------------------------------------------------------------------------------------------
Revenues                    $1,623        $1,440        $1,272        $1,400        $1,523        $1,521        $1,671        $1,543
Benefits, claims and
 expenses                    1,286         1,118         1,198         1,172         1,259         1,210         1,512         1,275
Net income                     259           241            93           180           231           247           148           248
                           -------       -------       -------       -------       -------       -------       -------       -------